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                   BANK OF AMERICA MORTGAGE SECURITIES, INC.,

                                  as Depositor,

                             BANK OF AMERICA, N.A.,

                                  as Servicer,

                                       and

                              THE BANK OF NEW YORK,

                                   as Trustee

                         POOLING AND SERVICING AGREEMENT

                             Dated October 23, 2001

                             -----------------------

                       Mortgage Pass-Through Certificates

                                  Series 2001-F







==============================================================================

                                TABLE OF CONTENTS


PRELIMINARY STATEMENT.........................................................


                                    ARTICLE I

                                   DEFINITIONS

Section 1.01  Defined Terms...................................................
Section 1.02  Interest Calculations...........................................


                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS
                        ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01  Conveyance of Mortgage Loans....................................
Section 2.02  Acceptance by the Trustee of the Mortgage Loans.................
Section 2.03  Representations, Warranties and Covenants of the Servicer.......
Section 2.04  Representations and Warranties of the Depositor as to the
               Mortgage Loans.................................................
Section 2.05  Designation of Interests in the REMICs..........................
Section 2.06  Designation of Start-up Day.....................................
Section 2.07  REMIC Certificate Maturity Date.................................
Section 2.08  Execution and Delivery of Certificates..........................
Section 2.09  Repurchase of Converted Mortgage Loans..........................


                                   ARTICLE III

                          ADMINISTRATION AND SERVICING
                                OF MORTGAGE LOANS

Section 3.01  Servicer to Service Mortgage Loans..............................
Section 3.02  Subservicing; Enforcement of the Obligations of Servicer........
Section 3.03  Fidelity Bond; Errors and Omissions Insurance...................
Section 3.04  Access to Certain Documentation.................................
Section 3.05  Maintenance of  Primary Mortgage Insurance Policy; Claims.......
Section 3.06  Rights of the Depositor and the Trustee in Respect of the
               Servicer.......................................................
Section 3.07  Trustee to Act as Servicer......................................
Section 3.08  Collection of Mortgage Loan Payments; Servicer Custodial
               Account; Certificate Account; and Upper-Tier Certificate
               Account........................................................
Section 3.09  Collection of Taxes, Assessments and Similar Items;
               Escrow Accounts................................................
Section 3.10  Access to Certain Documentation and Information Regarding
               the Mortgage Loans.............................................
Section 3.11  Permitted Withdrawals from the Servicer Custodial
               Account, Certificate Account and Upper-Tier Certificate
               Account........................................................
Section 3.12  Maintenance of Hazard Insurance.................................
Section 3.13  Enforcement of Due-On-Sale Clauses; Assumption Agreements.......
Section 3.14  Realization Upon Defaulted Mortgage Loans; REO Property.........
Section 3.15  Trustee to Cooperate; Release of Mortgage Files.................
Section 3.16  Documents, Records and Funds in Possession of the
               Servicer to be Held for the Trustee............................
Section 3.17  Servicing Compensation..........................................
Section 3.18  Annual Statement as to Compliance...............................
Section 3.19  Annual Independent Public Accountants' Servicing
               Statement; Financial Statements................................
Section 3.20  Advances........................................................
Section 3.21  Modifications, Waivers, Amendments and Consents.................
Section 3.22  Reports to the Securities and Exchange Commission...............


                                   ARTICLE IV

                             SERVICER'S CERTIFICATE

Section 4.01  Servicer's Certificate..........................................


                                    ARTICLE V

                 PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS;
                              REMIC ADMINISTRATION

Section 5.01  Distributions...................................................
Section 5.02  Priorities of Distributions.....................................
Section 5.03  Allocation of Losses............................................
Section 5.04  Statements to Certificateholders................................
Section 5.05  Tax Returns and Reports to Certificateholders...................
Section 5.06  Tax Matters Person..............................................
Section 5.07  Rights of the Tax Matters Person in Respect of the Trustee......
Section 5.08  REMIC Related Covenants.........................................


                                   ARTICLE VI

                                THE CERTIFICATES

Section 6.01  The Certificates................................................
Section 6.02  Registration of Transfer and Exchange of Certificates...........
Section 6.03  Mutilated, Destroyed, Lost or Stolen Certificates...............
Section 6.04  Persons Deemed Owners...........................................


                                   ARTICLE VII

                         THE DEPOSITOR AND THE SERVICER

Section 7.01 Respective Liabilities of the Depositor and the Servicer...... ..
Section 7.02 Merger or Consolidation of the Depositor or the Servicer...... ..
Section 7.03 Limitation on Liability of the Depositor, the Servicer
               and Others.....................................................
Section 7.04  Depositor and Servicer Not to Resign............................


                                  ARTICLE VIII

                                     DEFAULT

Section 8.01  Events of Default...............................................
Section 8.02  Remedies of Trustee.............................................
Section 8.03  Directions by Certificateholders and Duties of Trustee
               During Event of Default........................................
Section 8.04  Action upon Certain Failures of the Servicer and upon
               Event of Default...............................................
Section 8.05  Trustee to Act; Appointment of Successor........................
Section 8.06  Notification to Certificateholders..............................


                                   ARTICLE IX

                                   THE TRUSTEE

Section 9.01  Duties of Trustee...............................................
Section 9.02  Certain Matters Affecting the Trustee...........................
Section 9.03  Trustee Not Liable for Certificates or Mortgage Loans...........
Section 9.04  Trustee May Own Certificates....................................
Section 9.05  Eligibility Requirements for Trustee............................
Section 9.06  Resignation and Removal of Trustee..............................
Section 9.07  Successor Trustee...............................................
Section 9.08  Merger or Consolidation of Trustee..............................
Section 9.09  Appointment of Co-Trustee or Separate Trustee...................
Section 9.10  Authenticating Agents...........................................
Section 9.11  Trustee's Fees and Expenses.....................................
Section 9.12  Appointment of Custodian........................................
Section 9.13  Paying Agents...................................................
Section 9.14  Limitation of Liability.........................................
Section 9.15  Trustee May Enforce Claims Without Possession of
               Certificates...................................................
Section 9.16  Suits for Enforcement...........................................
Section 9.17  Waiver of Bond Requirement......................................
Section 9.18  Waiver of Inventory, Accounting and Appraisal Requirement.......


                                    ARTICLE X

                                   TERMINATION

Section 10.01 Termination upon Purchase by the Depositor or Liquidation of All Mortgage Loans..........................................
Section 10.02 Additional Termination Requirements.............................


                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

Section 11.01 Amendment.......................................................
Section 11.02 Recordation of Agreement........................................
Section 11.03 Limitation on Rights of Certificateholders......................
Section 11.04 Governing Law...................................................
Section 11.05 Notices.........................................................
Section 11.06 Severability of Provisions......................................
Section 11.07 Certificates Nonassessable and Fully Paid.......................
Section 11.08 Access to List of Certificateholders............................
Section 11.09 Recharacterization..............................................

EXHIBITS
--------

Exhibit A-1       -     Form of Face of Class A-1 Certificate
Exhibit A-2       -     Form of Face of Class A-2 Certificate
Exhibit A-IO      -     Form of Face of Class A-IO Certificate
Exhibit A-R       -     Form of Face of Class A-R Certificate
Exhibit A-LR      -     Form of Face of Class A-LR Certificate
Exhibit B-1       -     Form of Face of Class B-1 Certificate
Exhibit B-2       -     Form of Face of Class B-2 Certificate
Exhibit B-3       -     Form of Face of Class B-3 Certificate
Exhibit B-4       -     Form of Face of Class B-4 Certificate
Exhibit B-5       -     Form of Face of Class B-5 Certificate
Exhibit B-6       -     Form of Face of Class B-6 Certificate
Exhibit C         Form of Reverse of all Certificates.........................
Exhibit D         Mortgage Loan Schedule......................................
Exhibit E         Request for Release of Documents............................
Exhibit F         Form of Certification of Establishment of Account...........
Exhibit G-1       Form of Transferor's Certificate............................
Exhibit G-2A      Form 1 of Transferee's Certificate..........................
Exhibit G-2B      Form 2 of Transferee's Certificate..........................
Exhibit H         Form of Transferee Representation Letter
                  for ERISA Restricted Certificates...........................
Exhibit I         Form of Affidavit Regarding Transfer of Residual
                  Certificates ...............................................
Exhibit J         Contents of Servicing File..................................
Exhibit K         Form of Special Servicing Agreement.........................
Exhibit L         List of Recordation States..................................

                         POOLING AND SERVICING AGREEMENT

            THIS POOLING AND SERVICING AGREEMENT, dated October 23, 2001, is hereby executed by and among BANK OF AMERICA MORTGAGE SECURITIES, INC., as depositor (together with its permitted successors and assigns, the "Depositor"), BANK OF AMERICA, N.A., as servicer (together with its permitted successors and assigns, the "Servicer"), and THE BANK OF NEW YORK, as trustee (together with its permitted successors and assigns, the "Trustee").

                         W I T N E S S E T H   T H A T:

            In consideration of the mutual agreements herein contained, the Depositor, the Servicer and the Trustee agree as follows:

                              PRELIMINARY STATEMENT

            In exchange for the Certificates, the Depositor hereby conveys the Trust Estate to the Trustee to create the Trust. The Trust Estate for federal income tax purposes will be treated as two separate real estate mortgage investment conduits (the "Upper-Tier REMIC" and the "Lower-Tier REMIC," respectively, and each, a "REMIC"). The Class A Certificates (other than the Class A-R and Class A-LR Certificates) and the Class B Certificates are referred to collectively as the "Regular Certificates" and shall constitute "regular interests" in the Upper-Tier REMIC. The Uncertificated Lower-Tier Interests shall constitute the "regular interests" in the Lower-Tier REMIC. The Class A-R Certificate shall be the "residual interest" in the Upper-Tier REMIC and the Class A-LR Certificate shall be the "residual interest" in the Lower-Tier REMIC. The Certificates will represent the entire beneficial ownership interest in the Trust. The "latest possible maturity date" for federal income tax purposes of all interests created hereby will be the REMIC Certificate Maturity Date.

            The following table sets forth characteristics of the Certificates, together with the minimum denominations and integral multiples in excess thereof in which the Classes of Certificates shall be issuable (except that one Certificate of each Class of Certificates may be issued in any amount in excess of the minimum denomination):

===============   =================   ============  ==============   ===========
                  Initial Class                                      Integral
                  Certificate                                        Multiples
                  Balance or          Pass-Through  Minimum          in Excess
Classes           Notional Amount     Rate          Denomination     of Minimum
---------------   -----------------   ------------  --------------   -----------
Class A-1         $  410,000,000.00    4.897%(1)    $1,000           $1
---------------   -----------------   ----------    --------------   -----------
Class A-2         $  594,664,000.00    5.608%(1)    $1,000           $1
---------------   -----------------   ----------    --------------   -----------
Class A-IO        $1,037,948,547.00      (2)        $1,000           $1
---------------   -----------------   ----------    --------------   -----------
Class A-R         $           50.00      (3)        $50              N/A
---------------   -----------------   ----------    --------------   -----------
Class A-LR        $           50.00      (3)        $50              N/A
---------------   -----------------   ----------    --------------   -----------
Class B-1         $   15,639,000.00    5.500%(1)    $25,000          $1
---------------   -----------------   ----------    --------------   -----------
Class B-2         $    6,227,000.00    5.500%(1)    $25,000          $1
---------------   -----------------   ----------    --------------   -----------
Class B-3         $    5,190,000.00    5.500%(1)    $25,000          $1
---------------   -----------------   ----------    --------------   -----------
Class B-4         $    2,076,000.00    5.500%(1)    $25,000          $1
---------------   -----------------   ----------    --------------   -----------
Class B-5         $    2,076,000.00    5.500%(1)    $25,000          $1
---------------   -----------------   ----------    --------------   -----------
Class B-6         $    2,076,447.27    5.500%(1)    $25,000          $1
---------------   -----------------   ----------    --------------   -----------

---------------
(1) For each Distribution Date occurring prior to and including the Distribution Date in July 2006, interest will accrue on these Certificates at the lesser of the rate set forth in the above table and the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date). For each Distribution Date occurring after the Distribution Date in July 2006, interest will accrue on these Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date).

(2) For each Distribution Date occurring prior to and including the Distribution Date in July 2006, interest will accrue on the Class A-IO Certificates at a per annum rate equal to the difference between the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date) and the weighted average of the Pass-Through Rates on the other Certificates as of such Distribution Date. For each Distribution Date occurring after the Distribution Date in July 2006, the Pass-Through Rate on the Class A-IO Certificates will be zero.

(3) For the first Distribution Date, interest will accrue on this Certificate at the rate of 5.6083884997% per annum. For each Distribution Date after the first Distribution Date, interest will accrue on this Certificate at a per annum rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date).


                                    ARTICLE I

                                   DEFINITIONS

            Section 1.01 Defined Terms. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article:

            1933 Act:  The Securities Act of 1933, as amended.

            Accrued Certificate Interest: For any Distribution Date and each interest-bearing Class, one month's interest accrued during the related Interest Accrual Period at the applicable Pass-Through Rate on the applicable Class Certificate Balance.

            Adjusted Pool Amount: With respect to any Distribution Date, the Cut-Off Date Pool Principal Balance of the Mortgage Loans minus the sum of (i) all amounts in respect of principal received in respect of the Mortgage Loans (including, without limitation, amounts received as Monthly Payments, Periodic Advances, Principal Prepayments, Liquidation Proceeds and Substitution Adjustment Amounts) and distributed to Holders of Certificates on such Distribution Date and all prior Distribution Dates and (ii) the principal portion of all Realized Losses (other than Debt Service Reductions) incurred on the Mortgage Loans from the Cut-Off Date through the end of the month preceding such Distribution Date.

            Advance: A Periodic Advance or a Servicing Advance.

            Agreement: This Pooling and Servicing Agreement together with all amendments hereof and supplements hereto.

            Amount Held for Future Distribution: As to any Distribution Date, the total of the amounts held in the Servicer Custodial Account at the close of business on the preceding Determination Date on account of (i) Principal Prepayments and Liquidation Proceeds received or made in the month of such Distribution Date and (ii) payments which represent receipt of Monthly Payments in respect of a Due Date or Due Dates subsequent to the related Due Date.

            Appraised Value: With respect to any Mortgaged Property, either (i) the lesser of (a) the appraised value determined in an appraisal obtained by the originator at origination of such Mortgage Loan and (b) the sales price for such property, except that, in the case of Mortgage Loans the proceeds of which were used to refinance an existing mortgage loan, the Appraised Value of the related Mortgaged Property is the appraised value thereof determined in an appraisal obtained at the time of refinancing, or (ii) the appraised value determined in an appraisal made at the request of a Mortgagor subsequent to origination in order to eliminate the Mortgagor's obligation to keep a Primary Mortgage Insurance Policy in force.

            Assignment of Mortgage: An individual assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to give record notice of the sale of the Mortgage.

            Authenticating Agents: As defined in Section 9.10.

            Bankruptcy Loss: Any Deficient Valuation or Debt Service Reduction.

            Bankruptcy Loss Amount: As of any Distribution Date, the Initial Bankruptcy Loss Amount less the aggregate amount of Bankruptcy Losses previously incurred during the period from the Cut-Off Date through the last day of the month preceding the month of such Distribution Date; provided, however, that such amount may be reduced from time to time with the written consent of the Rating Agencies provided that such reduction does not result in a downgrading to the current rating of the Certificates.

            Book-Entry Certificate: All Classes of Certificates other than the Physical Certificates.

            Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of North Carolina, the State of New York, the State of Kentucky, the state in which the servicing offices of the Servicer is located or the state in which the Corporate Trust Office is located are required or authorized by law or executive order to be closed.

            Certificate: Any of the Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2001-F that are issued pursuant to this Agreement.

            Certificate Account: The separate Eligible Account created and maintained by the Trustee pursuant to Section 3.08(c) in the name of the Trustee for the benefit of the Certificateholders and designated "The Bank of New York, in trust for registered holders of Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2001-F." Funds in the Certificate Account shall be held in trust for the Certificateholders for the uses and purposes set forth in this Agreement.

            Certificate Balance: With respect to any Certificate at any date, the maximum dollar amount of principal to which the Holder thereof is then entitled hereunder, such amount being equal to the product of the Percentage Interest of such Certificate and the Class Certificate Balance of the Class of Certificates of which such Certificate is a part.

            Certificate Custodian: Initially, The Bank of New York; thereafter any other Certificate Custodian acceptable to the Depository and selected by the Trustee.

            Certificate Notional Amount: With respect to any Class A-IO Certificates at any date, the product of the Percentage Interest of such Certificate and the Notional Amount of the Class A-IO Certificates.

            Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of a Book-Entry Certificate. With respect to any Definitive Certificate, the Certificateholder of such Certificate.

            Certificate Register: The register maintained pursuant to Section 6.02.

            Certificate Registrar: The registrar appointed pursuant to Section 6.02.

            Certificateholder: The Person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purpose of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor, the Servicer or any affiliate thereof shall be deemed not to be outstanding and the Percentage Interest and Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or Voting Rights, as the case may be, necessary to effect any such consent has been obtained, unless such entity is the registered owner of the entire Class of Certificates, provided that the Trustee shall not be responsible for knowing that any Certificate is registered in the name of such an affiliate unless one of its Responsible Officers has actual knowledge.

            Class: As to the Certificates, the Class A-1, Class A-2, Class A-IO, Class A-R, Class A-LR, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, as the case may be.

            Class A Certificates: The Class A-1, Class A-2, Class A-IO, Class A-R and Class A-LR Certificates.

            Class A-IO Notional Amount: As to any Distribution Date and the Class A-IO Certificates, the aggregate Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution.

            Class B Certificates: The Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates.

            Class Certificate Balance: With respect to any Class (other than the Class A-IO Certificates) and any date of determination, the Initial Class Certificate Balance of such Class minus the sum of (i) all distributions of principal made with respect thereto, (ii) all Realized Losses allocated thereto pursuant to Section 5.03(a) and (iii) all other reductions in Class Certificate Balance previously allocated thereto pursuant to Section 5.03(b). The Class A-IO Certificates are Interest-Only Certificates and have no Class Certificate Balance.

            Class Interest Shortfall: For any Distribution Date and each interest-bearing Class, the amount by which Accrued Certificate Interest for such Class (as reduced pursuant to Section 5.02(c)) exceeds the amount of interest actually distributed on such Class on such Distribution Date pursuant to clause (i) of the definition of "Interest Distribution Amount."

            Class Unpaid Interest Shortfall: As to any Distribution Date and each interest-bearing Class, the amount by which the aggregate Class Interest Shortfalls for such Class on prior Distribution Dates exceeds the amount of interest actually distributed on such Class on such prior Distribution Dates pursuant to clause (ii) of the definition of "Interest Distribution Amount."

            Closing Date: October 23, 2001.

            Code: The Internal Revenue Code of 1986, as amended.

            Compensating Interest: As defined in Section 3.17.

            Conversion Date: The date on which a Mortgage Loan becomes a Converted Mortgage Loan.

            Converted Mortgage Loan: Any Mortgage Loan as to which the related Mortgagor has exercised its option pursuant to the related Mortgage Note to convert the adjustable rate of interest on such Mortgage Loan to a fixed rate of interest.

            Co-op Shares: Shares issued by private non-profit housing corporations.

            Corporate Trust Office: The principal office of the Trustee at which at any particular time its certificate transfer services are conducted, which office at the date of the execution of this instrument is located at 5 Penn Plaza, 16th Floor, New York, New York 10001, Attention: Corporate Trust - MBS (Fax: (212) 328-7620).

            Corresponding Upper-Tier Class: As to the following Uncertificated Lower-Tier Interests, the Corresponding Upper-Tier Class, as follows:

Uncertificated Lower-Tier Interest    Corresponding Upper-Tier Class
----------------------------------    ------------------------------

Class A-L1 Interest                   Class A-1 Certificates

Class A-L2 Interest                   Class A-2 Certificates

Class A-LUR Interest                  Class A-R Certificate

Class B-L1 Interest                   Class B-1 Certificates

Class B-L2 Interest                   Class B-2 Certificates

Class B-L3 Interest                   Class B-3 Certificates

Class B-L4 Interest                   Class B-4 Certificates

Class B-L5 Interest                   Class B-5 Certificates

Class B-L6 Interest                   Class B-6 Certificates

            Custodian: Initially, the Trustee, and thereafter the Custodian, if any, hereafter appointed by the Trustee pursuant to Section 9.12. The Custodian may (but need not) be the Trustee or any Person directly or indirectly controlling or controlled by or under common control of either of them. Neither the Servicer nor the Depositor, nor any Person directly or indirectly controlling or controlled by or under common control with any such Person may be appointed Custodian.

            Customary Servicing Procedures: With respect to the Servicer, procedures (including collection procedures) that the Servicer customarily employs and exercises in servicing and administering mortgage loans for its own account and which are in accordance with accepted mortgage servicing practices of prudent lending institutions servicing mortgage loans of the same type as the Mortgage Loans in the jurisdictions in which the related Mortgaged Properties are located.

            Cut-Off Date: October 1, 2001.

            Cut-Off Date Pool Principal Balance: The aggregate of the Cut-Off Date Principal Balances of the Mortgage Loans, which is $1,037,948,547.27.

            Cut-Off Date Principal Balance: As to any Mortgage Loan, the unpaid principal balance thereof as of the close of business on the Cut-Off Date, reduced by all installments of principal due on or prior thereto whether or not paid.

            Debt Service Reduction: As to any Mortgage Loan and any Determination Date, the excess of (i) the Monthly Payment due on the related Due Date under the terms of such Mortgage Loan over (ii) the amount of the monthly payment of principal and/or interest required to be paid with respect to such Due Date by the Mortgagor as established by a court of competent jurisdiction (pursuant to an order which has become final and nonappealable) as a result of a proceeding initiated by or against the related Mortgagor under the Bankruptcy Code, as amended from time to time (11 U.S.C.); provided that no such excess shall be considered a Debt Service Reduction so long as (a) the Servicer is pursuing an appeal of the court order giving rise to any such modification and
(b)(1) such Mortgage Loan is not in default with respect to payment due thereunder in accordance with the terms of such Mortgage Loan as in effect on the Cut-Off Date or (2) Monthly Payments are being advanced by the Servicer in accordance with the terms of such Mortgage Loan as in effect on the Cut-Off Date.

            Debt Service Reduction Mortgage Loan: Any Mortgage Loan that became the subject of a Debt Service Reduction.

            Defective Mortgage Loan: Any Mortgage Loan which is required to be cured, repurchased or substituted for pursuant to Sections 2.02 or 2.04.

            Deficient Valuation: As to any Mortgage Loan and any Determination Date, the excess of (i) the then outstanding indebtedness under such Mortgage Loan over (ii) the secured valuation thereof established by a court of competent jurisdiction (pursuant to an order which has become final and nonappealable) as a result of a proceeding initiated by or against the related Mortgagor under the Bankruptcy Code, as amended from time to time (11 U.S.C.), pursuant to which such Mortgagor retained such Mortgaged Property; provided that no such excess shall be considered a Deficient Valuation so long as (a) the Servicer is pursuing an appeal of the court order giving rise to any such modification and
(b)(1) such Mortgage Loan is not in default with respect to payments due thereunder in accordance with the terms of such Mortgage Loan as in effect on the Cut-Off Date or (2) Monthly Payments are being advanced by the Servicer in accordance with the terms of such Mortgage Loan as in effect on the Cut-Off Date.

            Deficient Valuation Mortgage Loan: Any Mortgage Loan that became the subject of a Deficient Valuation.

            Definitive Certificates: As defined in Section 6.02(c)(iii).

            Depositor: Bank of America Mortgage Securities, Inc., a Delaware corporation, or its successor in interest, as depositor of the Trust Estate.

            Depository: The Depository Trust Company, the nominee of which is Cede & Co., as the registered Holder of the Book-Entry Certificates or any successor thereto appointed in accordance with this Agreement. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York.

            Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

            Determination Date: As to any Distribution Date, the 16th day of the month of the related Distribution Date or, if such 16th day is not a Business Day, the Business Day immediately preceding such 16th day.

            Distribution Date: The 25th day of each month beginning in November 2001 (or, if such day is not a Business Day, the next Business Day).

            Due Date: As to any Distribution Date and each Mortgage Loan, the first day in the calendar month of such Distribution Date.

            Eligible Account: Any of (i) an account or accounts maintained with
(a) Bank of America, N.A., or (b) a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company) have the highest short-term ratings of each Rating Agency at the time any amounts are held on deposit therein, or (ii) an account or accounts in a depository institution or trust company in which such accounts are insured by the FDIC (to the limits established by the FDIC) and the uninsured deposits in which accounts are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Trustee and to each Rating Agency, the Certificateholders have a claim with respect to the funds in such account or a perfected first priority security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution or trust company in which such account is maintained, or (iii) a trust account or accounts maintained with the trust department of a federal or state chartered depository institution or trust company, acting in its fiduciary capacity or
(iv) any other account acceptable to each Rating Agency. Eligible Accounts may bear interest and may include, if otherwise qualified under this definition, accounts maintained with the Trustee.

            ERISA: The Employee Retirement Income Security Act of 1974, as amended.

            ERISA Restricted Certificates: Any Class B-4, Class B-5 or Class B-6 Certificate.

            Escrow Account: As defined in Section 3.09.

            Escrow Payments: The amounts constituting taxes, assessments, Primary Mortgage Insurance Policy premiums, fire and hazard insurance premiums and other payments as may be required to be escrowed by the Mortgagor with the mortgagee pursuant to the terms of any Mortgage Note or Mortgage.

            Event of Default: As defined in Section 8.01.

            Excess Losses: For any Distribution Date, the amount of any (i) Fraud Losses in excess of the Fraud Loss Amount, (ii) Special Hazard Losses in excess of the Special Hazard Loss Amount or (iii) Bankruptcy Losses in excess of the Bankruptcy Loss Amount.

            Excess Proceeds: With respect to any Liquidated Mortgage Loan, the amount, if any, by which the sum of any Liquidation Proceeds of such Mortgage Loan received in the calendar month in which such Mortgage Loan became a Liquidated Mortgage Loan, net of any amounts previously reimbursed to the Servicer as Nonrecoverable Advance(s) with respect to such Mortgage Loan pursuant to Section 3.11(a)(iii), exceeds (i) the unpaid principal balance of such Liquidated Mortgage Loan as of the Due Date in the month in which such Mortgage Loan became a Liquidated Mortgage Loan plus (ii) accrued interest at the Mortgage Interest Rate from the Due Date as to which interest was last paid or for which a Periodic Advance was made (and not reimbursed) up to the Due Date applicable to the Distribution Date immediately following the calendar month during which such liquidation occurred.

            FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

            FHLMC: The Federal Home Loan Mortgage Corporation, or any successor thereto.

            Final Distribution Date: The Distribution Date on which the final distribution in respect of the Certificates will be made pursuant to Section 10.01.

            Financial Market Service: Bloomberg Financial Service and any other financial information provider designated by the Depositor by written notice to the Trustee.

            FIRREA: The Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended.

            FNMA: Fannie Mae, or any successor thereto.

            Fractional Interest: As defined in Section 5.02(d).

            Fraud Loss: Realized Losses on Mortgage Loans as to which a loss is sustained by reason of a default arising from fraud, dishonesty or misrepresentation in connection with the related Mortgage Loan, including a loss by reason of the denial of coverage under any related Primary Mortgage Insurance Policy because of such fraud, dishonesty or misrepresentation.

            Fraud Loss Amount: For each Distribution Date occurring during the period from the Closing Date through the first anniversary of the Cut-Off Date, the Initial Fraud Loss Amount reduced by the amount of Fraud Losses allocated to the Certificates. Thereafter, the Fraud Loss Amount shall be equal to the lesser of (i) the Initial Fraud Loss Amount reduced by the amount of Fraud Losses allocated to the Certificates and (ii) for each Distribution Date occurring (a) during the period from the day after the first anniversary through the fifth anniversary of the Cut-Off Date, 1% of the Pool Stated Principal Balance and (b) after the fifth anniversary of the Cut-Off Date, zero.

            Gross Margin: As to each Mortgage Loan, the fixed percentage set forth in the related Mortgage Note and indicated in the Mortgage Loan Schedule as the "Gross Margin," which percentage is added to the Index on each Rate Adjustment Date to determine (subject to rounding, the Periodic Cap and the Lifetime Cap) the Mortgage Interest Rate on such Mortgage Loan until the next Rate Adjustment Date.

            Holder: A Certificateholder.

            Independent: When used with respect to any specified Person means such a Person who (i) is in fact independent of the Depositor and the Servicer,
(ii) does not have any direct financial interest or any material indirect financial interest in the Depositor or the Servicer or in an affiliate of either of them, and (iii) is not connected with the Depositor or the Servicer as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

            Index: As to any Mortgage Loan and Rate Adjustment Date, a rate per annum that is defined to be the arithmetic mean of the London interbank offered rate quotations for one year U.S. Dollar-denominated deposits, as published in The Wall Street Journal and most recently available either (i) as of the first Business Day in the month preceding the month of the applicable Adjustment Date or (ii) forty-five days before the applicable Adjustment Date or, in the event that such index is no longer available, a substitute index selected by the Servicer in accordance with the terms of the related Mortgage Note.

            Indirect Depository Participant: A broker, dealer, bank or other financial institution or other Person maintaining a custodial relationship with a Depository Participant.

            Initial Bankruptcy Loss Amount: $276,178.00.

            Initial Class Certificate Balance: As to each Class of Certificates (other than the Class A-IO Certificates), the Class Certificate Balance set forth in the Preliminary Statement. The Class A-IO Certificates are Interest-Only Certificates and have no Initial Class Certificate Balance.

            Initial Fraud Loss Amount: $20,758,970.95.

            Initial Notional Amount: As to the Class A-IO Certificates, the Notional Amount set forth in the Preliminary Statement.

            Initial Special Hazard Amount: $11,012,590.00.

            Insurance Policy: With respect to any Mortgage Loan included in the Trust Estate, any related insurance policy, together with all riders and endorsements thereto in effect, including any replacement policy or policies for any Insurance Policies.

            Insurance Proceeds: Proceeds paid by an insurer pursuant to any Insurance Policy, in each case other than any amount included in such Insurance Proceeds in respect of Insured Expenses.

            Insured Expenses: Expenses covered by an Insurance Policy or any other insurance policy with respect to the Mortgage Loans.

            Interest Accrual Period: As to any Distribution Date and each Class of Certificates, the period from and including the first day of the calendar month preceding the calendar month of such Distribution Date to but not including the first day of the calendar month of such Distribution Date.

            Interest Distribution Amount: For any Distribution Date and each interest-bearing Class, the sum of (i) the Accrued Certificate Interest, subject to reduction pursuant to Section 5.02(c) and (ii) any Class Unpaid Interest Shortfall for such Class.

            Interest-Only Certificates: Any Class of Certificates entitled to distributions of interest, but no distributions of principal. The Class A-IO Certificates are the sole Class of Interest-Only Certificates.

            IO Interest Fraction: For each Uncertificated Lower-Tier Interest with respect to each Distribution Date, a fraction, the numerator of which is equal to the product of (A) the excess, if any, of the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date) over the Pass-Through Rate for the Corresponding Upper-Tier Class and (B) the Principal Balance of the Corresponding Upper-Tier Class and the denominator of which is the product of (X) the difference between the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date) and the weighted average of the Pass-Through Rates on the Classes of Certificates other than the Class A-IO Certificates as of such Distribution Date and (Y) the Pool Stated Principal Balance. The IO Interest Fraction with respect to the Class A-LUR Interest will be zero.

            Lifetime Cap: As to any Mortgage Loan, the maximum Mortgage Interest Rate set forth in the related Mortgage Note and indicated in the Mortgage Loan Schedule.

            Liquidated Mortgage Loan: With respect to any Distribution Date, a defaulted Mortgage Loan (including any REO Property) that was liquidated in the calendar month preceding the month of such Distribution Date and as to which the Servicer has certified (in accordance with this Agreement) that it has received all proceeds it expects to receive in connection with the liquidation of such Mortgage Loan including the final disposition of an REO Property.

            Liquidation Proceeds: Amounts, including Insurance Proceeds, received in connection with the partial or complete liquidation of defaulted Mortgage Loans, whether through trustee's sale, foreclosure sale or otherwise or amounts received in connection with any condemnation or partial release of a Mortgaged Property and any other proceeds received in connection with an REO Property, less the sum of related unreimbursed Servicing Fees and Advances.

            Loan-to-Value Ratio: With respect to any Mortgage Loan and any date of determination, the fraction, expressed as a percentage, the numerator of which is the outstanding principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

            Lower-Tier Distribution Amount: As defined in Section 5.02(a).

            Lower-Tier REMIC: As defined in the Preliminary Statement, the assets of which consist of the Mortgage Loans, such amounts as shall from time to time be held in the Certificate Account, the insurance policies, if any, relating to a Mortgage Loan and property which secured a Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure.

            MERS: As defined in Section 2.01(b)(iii).

            Moody's: Moody's Investors Service, Inc., or any successor thereto.

            Monthly Payment: The scheduled monthly payment on a Mortgage Loan due on any Due Date allocable to principal and/or interest on such Mortgage Loan which, unless otherwise specified herein, shall give effect to any related Debt Service Reduction and any Deficient Valuation that affects the amount of the monthly payment due on such Mortgage Loan.

            Mortgage: The mortgage, deed of trust or other instrument creating a first lien on a Mortgaged Property securing a Mortgage Note or creating a first lien on a leasehold interest.

            Mortgage File: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

            Mortgage Interest Rate: As to any Mortgage Loan, the per annum rate of interest at which interest accrues on the principal balance of such Mortgage Loan, as adjusted from time to time in accordance with the provisions of the related Mortgage Note, which rate is (a) prior to the first Rate Adjustment Date for each such Mortgage Loan, the initial Mortgage Interest Rate for such Mortgage Loan indicated on the Mortgage Loan Schedule and (b) from and after such Rate Adjustment Date, the sum of the Index, as of the Rate Adjustment Date applicable to such Due Date, and the Gross Margin, rounded as set forth in such Mortgage Note, subject to the Periodic Cap and the Lifetime Cap applicable to such Mortgage Loan at any time during the life of such Mortgage Loan.

            Mortgage Loan Purchase Agreement: The Mortgage Loan Purchase Agreement, dated October 23, 2001, between the Bank of America, N.A., as seller, and the Depositor, as purchaser.

            Mortgage Loan Schedule: The list of Mortgage Loans (as from time to time amended by the Servicer to reflect the addition of Substitute Mortgage Loans and the deletion of Defective Mortgage Loans pursuant to the provisions of this Agreement) transferred to the Trustee as part of the Trust Estate and from time to time subject to this Agreement, attached hereto as Exhibit D, setting forth the following information with respect to each Mortgage Loan: (i) the Mortgage Loan identifying number; (ii) a code indicating whether the Mortgaged Property is owner-occupied; (iii) the property type for each Mortgaged Property;
(iv) the original months to maturity or the remaining months to maturity from the Cut-Off Date; (v) the Loan-to-Value Ratio at origination; (vi) the Mortgage Interest Rate as of the Cut-Off Date; (vii) the date on which the first Monthly Payment was due on the Mortgage Loan, and, if such date is not the Due Date currently in effect, such Due Date; (viii) the stated maturity date; (ix) the amount of the Monthly Payment as of the Cut-Off Date; (x) the paid-through date;
(xi) the original principal amount of the Mortgage Loan; (xii) the principal balance of the Mortgage Loan as of the close of business on the Cut-Off Date, after application of payments of principal due on or before the Cut-Off Date, whether or not collected, and after deduction of any payments collected of scheduled principal due after the Cut-Off Date; (xiii) a code indicating the purpose of the Mortgage Loan; (xiv) a code indicating the documentation style;
(xv) the Appraised Value; (xvi) the first Rate Adjustment Date; (xvii) the Rate Ceiling; (xviii) the Periodic Cap; (xix) the Gross Margin; and (xx) whether such Mortgage Loan has an option to convert from an adjustable rate of interest to a fixed rate of interest. With respect to the Mortgage Loans in the aggregate, the Mortgage Loan Schedule shall set forth the following information, as of the Cut-Off Date: (i) the number of Mortgage Loans; (ii) the current aggregate outstanding principal balance of the Mortgage Loans; (iii) the weighted average Mortgage Rate of the Mortgage Loans; and (iv) the weighted average months to maturity of the Mortgage Loans.

            Mortgage Loans: Such of the mortgage loans transferred and assigned to the Trustee pursuant to Section 2.01 as from time to time are held as a part of the Trust Estate (including any Substitute Mortgage Loans and REO Property), the Mortgage Loans originally so held being identified in the Mortgage Loan Schedule.

            Mortgage Note: The originally executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with all riders thereto and amendments thereof.

            Mortgaged Property: The underlying property securing a Mortgage Loan, which may include Co-op Shares or residential long-term leases.

            Mortgagor: The obligor on a Mortgage Note.

            Net Mortgage Interest Rate: As to any Mortgage Loan and Distribution Date, such Mortgage Loan's Mortgage Interest Rate thereon on the first day of the month preceding the month of the related Distribution Date reduced by the Servicing Fee Rate and the Trustee Fee Rate.

            Non-Supported Interest Shortfalls: As to any Distribution Date, the amount, if any, by which the aggregate of Prepayment Interest Shortfalls exceeds Compensating Interest for such Distribution Date.

            Non-U.S. Person: A Person other than a U.S. Person.

            Nonrecoverable Advance: Any portion of an Advance previously made or proposed to be made in respect of a Mortgage Loan which has not been previously reimbursed and which, in the good faith judgment of the Servicer, will not or, in the case of a proposed Advance, would not be ultimately recoverable from the related Mortgagor, related Liquidation Proceeds, or other recoveries in respect of the related Mortgage Loan.

            Notional Amount: The Class A-IO Notional Amount.

            Offered Certificates: The Class A, Class B-1, Class B-2 and Class B-3 Certificates.

            Officer's Certificate: A certificate signed by the Chairman of the Board, Vice Chairman of the Board, President or a Vice President and by the Treasurer, the Secretary or one of the Assistant Treasurers or Assistant Secretaries, or any other duly authorized officer of the Depositor or the Servicer, as the case may be, and delivered to the Trustee.

            Opinion of Counsel: A written opinion of counsel acceptable to the Trustee, who may be counsel for the Depositor or the Servicer, except that any opinion of counsel relating to the qualification of the Trust Estate as two separate REMICs or compliance with the REMIC Provisions must be an opinion of Independent counsel.

            Original Fractional Interest: With respect to each of the following Classes of Subordinate Certificates, the corresponding percentage described below, as of the Closing Date:

                       Class B-1               1.70%
                       Class B-2               1.10%
                       Class B-3               0.60%
                       Class B-4               0.40%
                       Class B-5               0.20%
                       Class B-6               0.00%

            Original Subordinate Certificate Balance: $33,284,447.27

            OTS: The Office of Thrift Supervision.

            Outstanding Mortgage Loan: As to any Due Date, a Mortgage Loan which was not the subject of a Principal Prepayment in Full prior to such Due Date, which did not become a Liquidated Mortgage Loan prior to such Due Date and which was not purchased from the Trust prior to such Due Date pursuant to Sections 2.02, 2.04 or 2.09.

            Ownership Interest: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

            Pass-Through Rate: As to each Class of interest-bearing Certificates, the per annum rate set forth or described in the Preliminary Statement.

            Paying Agent: As defined in Section 9.13.

            Percentage Interest: As to any Certificate, the percentage obtained by dividing the initial Certificate Balance of such Certificate (or the initial Certificate Notional Amount of a Class A-IO Certificate) by the Initial Class Certificate Balance or Initial Notional Amount, as applicable, of the Class of which such Certificate is a part.

            Periodic Advance: The payment required to be made by the Servicer with respect to any Distribution Date pursuant to Section 3.20, the amount of any such payment being equal to the aggregate of Monthly Payments (net of the Servicing Fee) on the Mortgage Loans (including any REO Property) that were due on the related Due Date and not received as of the close of business on the related Determination Date, less the aggregate amount of any such delinquent payments that the Servicer has determined would constitute a Nonrecoverable Advance if advanced.

            Periodic Cap: For each Mortgage Loan, the applicable limit on adjustment of the Mortgage Interest Rate for each Rate Adjustment Date specified in the applicable Mortgage Note and designated as such in the Mortgage Loan Schedule.

            Permitted Investments: One or more of the following:

            (i)obligations of or guaranteed as to principal and interest by the United States, FHLMC, FNMA or any agency or instrumentality of the United States when such obligations are backed by the full faith and credit of the United States; provided that such obligations of FHLMC or FNMA shall be limited to senior debt obligations and mortgage participation certificates other than investments in mortgage-backed or mortgage participation securities with yields evidencing extreme sensitivity to the rate of principal payments on the underlying mortgages, which shall not constitute Permitted Investments hereunder;

            (ii) repurchase agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition thereof with a corporation incorporated under the laws of the United States or any state thereof rated not lower than "P-1" by Moody's and "A-1" by S & P;

            (iii) federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof, rated not lower than "P-1" by Moody's and "A-1" by S & P;

            (iv) commercial paper (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which is rated not lower than "P-1" by Moody's and "A-1" by S & P;

            (v) investments in money market funds (including funds of the Trustee or its affiliates, or funds for which an affiliate of the Trustee acts as advisor, as well as funds for which the Trustee and its affiliates may receive compensation) rated "Aaa" by Moody's and "AAAm" or "AAAm G" by S&P or otherwise approved in writing by each Rating Agency; and

            (vi) other obligations or securities that are acceptable to each Rating Agency and, as evidenced by an Opinion of Counsel obtained by the Servicer, will not affect the qualification of the Trust Estate as a two separate REMICs;

provided, however, that no instrument shall be a Permitted Investment if it represents either (a) the right to receive only interest payments with respect to the underlying debt instrument or (b) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations.

            Permitted Transferee: Any Person other than (i) the United States, or any State or any political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, international organization or any agency or instrumentality of either of the foregoing, (iii) an organization which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income) (except certain farmers' cooperatives described in Code
Section 521), (iv) rural electric and telephone cooperatives described in Code
Section 1381(a)(2)(C) and (v) any other Person so designated by the Servicer based on an Opinion of Counsel to the effect that any transfer to such Person may cause the Trust or any other Holder of a Residual Certificate to incur tax liability that would not be imposed other than on account of such transfer. The terms "United States," "State" and "international organization" shall have the meanings set forth in Code Section 7701 or successor provisions.

            Person: Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

            Physical Certificates: The Class A-R, Class A-LR, Class B-4, Class B-5 and Class B-6 Certificates.

            Plan: As defined in Section 6.02(e).

            Pool Distribution Amount: As to any Distribution Date, the excess of
(a) the sum of (i) the aggregate of (A) the interest portion of any Monthly Payment (net of the Servicing Fee) and the principal portion of any Monthly Payment due on the Due Date in the month in which such Distribution Date occurs and which is received prior to the related Determination Date and (B) all Periodic Advances and payments of Compensating Interest made by the Servicer in respect of such Distribution Date deposited to the Servicer Custodial Account pursuant to Section 3.08(b)(vii); (ii) all Liquidation Proceeds received during the preceding calendar month and deposited to the Servicer Custodial Account pursuant to Section 3.08(b)(iii); (iii) all Principal Prepayments received during the month preceding the month of such Distribution Date and deposited to the Servicer Custodial Account pursuant to Section 3.08(b)(i) during such period; (iv) in connection with Defective Mortgage Loans, as applicable, the aggregate of the Repurchase Prices and Substitution Adjustment Amounts deposited on the related Remittance Date pursuant to Section 3.08(b)(vi); and (v) any other amounts in the Servicer Custodial Account deposited therein pursuant to Sections 3.08(b)(iv), (v) and (viii) in respect of such Distribution Date; over
(b) any (i) amounts permitted to be withdrawn from the Servicer Custodial Account pursuant to clauses (i) through (vii), inclusive, of Section 3.11(a) and
(ii) amounts permitted to be withdrawn from the Certificate Account pursuant to clauses (i) and (ii) of Section 3.11(b).

            Pool Stated Principal Balance: As to any Distribution Date, the aggregate Stated Principal Balances of all Mortgage Loans that were Outstanding Mortgage Loans immediately following the Due Date in the month of such Distribution Date.

            Prepayment Interest Shortfall: As to any Distribution Date and each Mortgage Loan subject to a Principal Prepayment received during the calendar month preceding such Distribution Date, the amount, if any, by which one month's interest at the related Mortgage Interest Rate (net of the Servicing Fee) on such Principal Prepayment exceeds the amount of interest paid in connection with such Principal Prepayment.

            Primary Mortgage Insurance Policy: Each policy of primary mortgage guaranty insurance or any replacement policy therefor with respect to any Mortgage Loan, in each case issued by an insurer acceptable to FNMA or FHLMC.

            Principal Amount: As to any Distribution Date, the sum of (a) the principal portion of each Monthly Payment (without giving effect, prior to the reduction of the Bankruptcy Loss Amount to zero, to any reductions thereof caused by any Debt Service Reductions) due on each Mortgage Loan on the related Due Date, (b) the Stated Principal Balance, as of the date of repurchase, of each Mortgage Loan that was repurchased by the Depositor pursuant to this Agreement as of such Distribution Date, (c) any Substitution Adjustment Amount in connection with a Defective Mortgage Loan received with respect to such Distribution Date, (d) any Liquidation Proceeds allocable to recoveries of principal of Mortgage Loans that are not yet Liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan that became a Liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of Liquidation Proceeds allocable to principal received during the calendar month preceding the month of such Distribution Date with respect to such Mortgage Loan and (f) all Principal Prepayments received during the calendar month preceding the month of such Distribution Date.

            Principal Prepayment: Any payment or other recovery of principal on a Mortgage Loan (other than Liquidation Proceeds) which is received in advance of its scheduled Due Date and is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

            Principal Prepayment in Full: Any Principal Prepayment of the entire principal balance of a Mortgage Loan.

            Private Certificates: The Class B-4, Class B-5 and Class B-6 Certificates.

            Pro Rata Share: As to any Distribution Date and any Class of Subordinate Certificates that is not a Restricted Class, the portion of the Subordinate Principal Distribution Amount allocable to such Class, equal to the product of the Subordinate Principal Distribution Amount for such Distribution Date and a fraction, the numerator of which is the related Class Certificate Balance thereof and the denominator of which is the aggregate Class Certificate Balance of the Subordinate Certificates that are not Restricted Classes. The Pro Rata Share of a Restricted Class shall be 0%.

            Qualified Appraiser: An appraiser of a Mortgaged Property duly appointed by the originator of the related Mortgage Loan, who had no interest, direct or indirect, in such Mortgaged Property or in any loan made on the security thereof, whose compensation is not affected by the approval or disapproval of the related Mortgage Loan and who met the minimum qualifications of FNMA or FHLMC.

            Rate Adjustment Date: As to each Mortgage Loan, the Due Date on which date an adjustment to the Mortgage Interest Rate of such Mortgage Loan becomes effective under the related Mortgage Note, which Due Date is the date set forth in the Mortgage Loan Schedule as the first Rate Adjustment Date and each subsequent anniversary thereof.

            Rate Ceiling: The maximum per annum Mortgage Interest Rate permitted under the related Mortgage Note.

            Rating Agency: Each of S&P and Moody's. If any of such organizations or a successor is no longer in existence, "Rating Agency" shall be such nationally recognized statistical rating organization, or other comparable Person, as is designated by the Depositor, notice of which designation shall be given to the Trustee. References herein to a given rating or rating category of a Rating Agency shall mean such rating category without giving effect to any modifiers.

            Realized Loss: With respect to each Liquidated Mortgage Loan, an amount as of the date of such liquidation, equal to (i) the unpaid principal balance of the Liquidated Mortgage Loan as of the date of such liquidation, plus
(ii) interest at the Net Mortgage Interest Rate from the Due Date as to which interest was last paid or advanced (and not reimbursed) to Certificateholders up to the Due Date in the month in which Liquidation Proceeds are required to be distributed on the Stated Principal Balance of such Liquidated Mortgage Loan from time to time, minus (iii) the Liquidation Proceeds, if any, received during the month in which such liquidation occurred, to the extent applied as recoveries of interest at the Net Mortgage Interest Rate and to principal of the Liquidated Mortgage Loan. With respect to each Mortgage Loan that has become the subject of a Deficient Valuation, if the principal amount due under the related Mortgage Note has been reduced, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation. With respect to each Mortgage Loan that has become the subject of a Debt Service Reduction and any Distribution Date, the amount, if any, by which the principal portion of the related Monthly Payment has been reduced.

            Record Date: The last day of the month (or, if such day is not a Business Day, the preceding Business Day) preceding the month of the related Distribution Date.

            Refinance Mortgage Loan: Any Mortgage Loan the proceeds of which were not used to purchase the related Mortgaged Property.

            Regular Certificates: As defined in the Preliminary Statement hereto.

            Relief Act: The Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

            Relief Act Reduction: With respect to any Distribution Date, for any Mortgage Loan as to which there has been a reduction in the amount of interest collectible thereon for the most recently ended calendar month as a result of the application of the Relief Act, the amount, if any, by which (i) interest collectible on such Mortgage Loan for the most recently ended calendar month is less than (ii) interest accrued pursuant to the terms of the Mortgage Note on the same principal amount and for the same period as the interest collectible on such Mortgage Loan for the most recently ended calendar month.

            REMIC: A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

            REMIC Certificate Maturity Date: The "latest possible maturity date" of the Regular Certificates as that term is defined in Section 2.07.

            REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Section 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations promulgated thereunder, as the foregoing may be in effect from time to time, as well as provisions of applicable state laws.

            Remittance Date: As to any Distribution Date, by 2:00 p.m. Eastern time on the Business Day immediately preceding such Distribution Date.

            REO Disposition Period: As defined in Section 3.14.

            REO Proceeds: Proceeds, net of any related expenses of the Servicer, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property) which are received prior to the final liquidation of such Mortgaged Property.

            REO Property: A Mortgaged Property acquired by the Servicer on behalf of the Trust through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

            Repurchase Price: As to any Defective Mortgage Loan repurchased on any date pursuant to Sections 2.02 or 2.04 and as to any Converted Mortgage Loan repurchased on any date pursuant to Section 2.09, an amount equal to the sum of
(i) the unpaid principal balance thereof and (ii) the unpaid accrued interest thereon at the applicable Mortgage Interest Rate from the Due Date to which interest was last paid by the Mortgagor to the first day of the month following the month in which such Mortgage Loan became eligible to be repurchased.

            Request for Release: The Request for Release submitted by the Servicer to the Trustee or the Custodian on behalf of the Trustee, substantially in the form of Exhibit E.

            Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement in respect of such Mortgage Loan.

            Residual Certificates: The Class A-R and Class A-LR Certificates.

            Responsible Officer: When used with respect to the Trustee, any officer of the Corporate Trust Department of the Trustee, including any Senior Vice President, any Vice President, any Assistant Vice President, any Assistant Secretary, any Trust Officer or Assistant Trust Officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and having responsibility for the administration of this Agreement.

            Restricted Classes: As defined in Section 5.02(d).

            S&P: Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or any successor thereto.

            Seller: Bank of America, N.A., a national banking association, or its successor in interest, as seller of the Mortgage Loans under the Mortgage Loan Purchase Agreement.

            Senior Certificates: The Class A Certificates.

            Senior Credit Support Depletion Date: The date on which the aggregate Class Certificate Balance of the Subordinate Certificates is reduced to zero.

            Senior Percentage: With respect to any Distribution Date, the percentage, carried six places rounded up, obtained by dividing the aggregate Class Certificate Balance of the Senior Certificates immediately prior to such Distribution Date by the aggregate Class Certificate Balance of all Classes of Certificates immediately prior to such Distribution Date.

            Senior Prepayment Percentage: For any Distribution Date during the seven years beginning on the first Distribution Date, 100%. The Senior Prepayment Percentage for any Distribution Date occurring on or after the seventh anniversary of the first Distribution Date will, except as provided herein, be as follows: for any Distribution Date in the first year thereafter, the Senior Percentage plus 70% of the Subordinate Percentage for such Distribution Date; for any Distribution Date in the second year thereafter, the Senior Percentage plus 60% of the Subordinate Percentage for such Distribution Date; for any Distribution Date in the third year thereafter, the Senior Percentage plus 40% of the Subordinate Percentage for such Distribution Date; for any Distribution Date in the fourth year thereafter, the Senior Percentage plus 20% of the Subordinate Percentage for such Distribution Date; and for any Distribution Date in the fifth or later years thereafter, the Senior Percentage for such Distribution Date, unless (i) on any of the foregoing Distribution Dates the Senior Percentage exceeds the initial Senior Percentage, in which case the Senior Prepayment Percentage for such Distribution Date will once again equal 100%, (ii) on any Distribution Date before the Distribution Date occurring in November 2004, the Subordinate Percentage for such Distribution Date is greater than or equal to twice the initial Subordinate Percentage, in which case the Senior Prepayment Percentage for such Distribution Date will equal the Senior Percentage plus 50% of the Subordinate Percentage or (iii) on any Distribution Date occurring after the Distribution Date in November 2004, the Subordinate Percentage for such Distribution Date is greater than or equal to twice the initial Subordinate Percentage, in which case the Senior Prepayment Percentage for such Distribution Date will equal the Senior Percentage. Notwithstanding the foregoing, no decrease in the Senior Prepayment Percentage will occur and the Senior Prepayment Percentage will be calculated without regard to clause (ii) or (iii) in the preceding sentence unless both of the Senior Step Down Conditions are satisfied.

            Senior Principal Distribution Amount: As to any Distribution Date, the sum of (i) the Senior Percentage of all amounts described in clauses (a) through (d) of the definition of "Principal Amount" for such Distribution Date and (ii) the Senior Prepayment Percentage of the amounts described in clauses
(e) and (f) of the definition of "Principal Amount" for such Distribution Date; provided, however, that if a Debt Service Reduction that is an Excess Loss is sustained with respect to a Mortgage Loan that is not a Liquidated Mortgage Loan, the Senior Principal Distribution Amount will be reduced on the related Distribution Date by the Senior Percentage of the principal portion of such Debt Service Reduction.

            Senior Step Down Conditions: As of any Distribution Date as to which any decrease in the Senior Prepayment Percentage applies, (i) the outstanding principal balance of all Mortgage Loans (including, for this purpose, any Mortgage Loans in foreclosure or any REO Property) delinquent 60 days or more (averaged over the preceding six month period), as a percentage of the aggregate Class Certificate Balance of the Subordinate Certificates (averaged over the preceding six-month period), is not equal to or greater than 50% or (ii) cumulative Realized Losses with respect to the Mortgage Loans as of the applicable Distribution Date do not exceed the percentages of the Original Subordinate Certificate Balance set forth below:

                                               Percentage of Original
Distribution Date Occurring In            Subordinate Certificate Balance
------------------------------            -------------------------------
November 2001 through October 2009                      30%
November 2009 through October 2010                      35%
November 2010 through October 2011                      40%
November 2011 through October 2012                      45%
November 2012 and thereafter                            50%

            Servicer: Bank of America, N.A., a national banking association, or its successor in interest, in its capacity as servicer of the Mortgage Loans, or any successor servicer appointed as herein provided.

            Servicer Advance Date: As to any Distribution Date, 11:30 a.m., Eastern time, on the Business Day immediately preceding such Distribution Date.

            Servicer Custodial Account: The separate Eligible Account or Accounts created and maintained by the Servicer pursuant to Section 3.08(b).

            Servicer's Certificate: The monthly report required by Section 4.01.

            Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in the performance by the Servicer of its servicing obligations, including, but not limited to (i) the preservation, restoration and protection of a Mortgaged Property, (ii) expenses reimbursable to the Servicer pursuant to Section 3.14 and any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of any REO Property and (iv) compliance with the obligations under Section 3.12.

            Servicing Fee: With respect to each Mortgage Loan and Distribution Date, the amount of the fee payable to the Servicer, which shall, for such Distribution Date, be equal to one-twelfth of the product of the Servicing Fee Rate with respect to such Mortgage Loan and the Stated Principal Balance of such Mortgage Loan, subject to reduction as provided in Section 3.17. Such fee shall be payable monthly, computed on the basis of the same Stated Principal Balance and period respecting which any related interest payment on a Mortgage Loan is computed. The Servicer's right to receive the Servicing Fee is limited to, and payable solely from, the interest portion (including recoveries with respect to interest from Liquidation Proceeds and other proceeds, to the extent permitted by Section 3.11) of related Monthly Payments collected by the Servicer, or as otherwise provided under Section 3.11.

            Servicing Fee Rate: With respect to each Mortgage Loan, 1.139% per annum until and including the July 2006 Distribution Date. After the July 2006 Distribution Date, the Servicing Fee Rate with respect to each Mortgage Loan will be 0.250% per annum.

            Servicing File: The items pertaining to a particular Mortgage Loan referred to in Exhibit J hereto, and any additional documents required to be added to the Servicing File pursuant to the Agreement.

            Servicing Officer: Any officer of the Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished to the Trustee by the Servicer, as such list may from time to time be amended.

            Similar Law: As defined in Section 6.02(e).

            Special Hazard Loss: As to a Mortgaged Property, any Realized Loss on account of direct physical loss, exclusive of (i) any loss covered by a hazard policy or a flood insurance policy maintained in respect of such Mortgaged Property pursuant to Section 3.12 and (ii) any loss caused by or resulting from:

            (a) (i) wear and tear, deterioration, rust or corrosion, mold, wet or dry rot; inherent vice or latent defect; animals, birds, vermin or insects; or

            (ii) settling, subsidence, cracking, shrinkage, building or expansion of pavements, foundations, walls, floors, roofs or ceilings;

            (b) errors in design, faulty workmanship or faulty materials, unless the collapse of the property or a part thereof ensues and then only for the ensuing loss;

            (c) nuclear or chemical reaction or nuclear radiation or radioactive or chemical contamination, all whether controlled or uncontrolled, and whether such loss is direct or indirect, proximate or remote; or

            (d) (i) hostile or warlike action in time of peace or war, including action in hindering, combating or defending against an actual, impending or expected attack (A) by any government or sovereign power (de jure or de facto), or by any authority maintaining or using military, naval or air forces; or (B) by military, naval or air forces; or (C) by an agent of any such government, power, authority or forces;

            (ii) any weapon of war or facility for producing same employing atomic fission, radioactive force or chemical or biological contaminants, whether in time of peace or war; or

            (iii) insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combating or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority, or risks of contraband or illegal transportation or trade.

            Special Hazard Loss Amount: As to any Distribution Date, the lesser of (a) the greatest of (i) 1% of the Pool Stated Principal Balance of the Mortgage Loans, (ii) twice the principal balance of the largest Mortgage Loan, and (iii) the aggregate principal balance of all Mortgage Loans secured by Mortgaged Properties located in the single California five-digit postal zip code having the highest aggregate principal balance of any zip code area (all principal balances to be calculated as of the first day of the month preceding such Distribution Date after giving effect to Monthly Payments then due, whether or not paid) and (b) the Initial Special Hazard Loss Amount, reduced (but not below zero) by the amount of Realized Losses in respect of Special Hazard Mortgage Loans previously incurred during the period from the Cut-Off Date through the last day of the month preceding the month of such Distribution Date. The Special Hazard Loss Amount may be further reduced from time to time below the amounts specified above with the written consent of the Rating Agencies and without resulting in a downgrading to the then-current rating of the Certificates.

            Special Hazard Mortgage Loan: Any Liquidated Mortgage Loan as to which the ability to recover thereon was substantially impaired by reason of a hazard or loss not covered by a hazard policy or flood insurance policy maintained in respect of such Mortgaged Property pursuant to Section 3.12.

            Stated Principal Balance: As to any Mortgage Loan and date, the unpaid principal balance of such Mortgage Loan as of the Due Date immediately preceding such date as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any moratorium or similar waiver or grace period) after giving effect to any previous partial Principal Prepayments and Liquidation Proceeds allocable to principal (other than with respect to any Liquidated Mortgage Loan) and to the payment of principal due on such Due Date and irrespective of any delinquency in payment by the related Mortgagor, and after giving effect to any Deficient Valuation.

            Subordinate Certificates: The Class B Certificates.

            Subordinate Percentage: As of any Distribution Date, 100% minus the Senior Percentage for such Distribution Date.

            Subordinate Prepayment Percentage: As to any Distribution Date, 100% minus the Senior Prepayment Percentage for such Distribution Date.

            Subordinate Principal Distribution Amount: With respect to any Distribution Date, an amount equal to the sum of (i) the Subordinate Percentage of all amounts described in clauses (a) through (d) of the definition of "Principal Amount" for such Distribution Date and (ii) the Subordinate Prepayment Percentage of the amounts described in clauses (e) and (f) of the definition of "Principal Amount" for such Distribution Date; provided, however, that if a Debt Service Reduction that is an Excess Loss is sustained with respect to a Mortgage Loan that is not a Liquidated Mortgage Loan, the Subordinate Principal Distribution Amount will be reduced on the related Distribution Date by the Subordinate Percentage of the principal portion of such Debt Service Reduction.

            Subservicer: Any Person with which the Servicer has entered into a Subservicing Agreement and which satisfies the requirements set forth therein.

            Subservicing Agreement: Any subservicing agreement (which, in the event the Subservicer is an affiliate of the Servicer, need not be in writing) between the Servicer and any Subservicer relating to servicing and/or administration of certain Mortgage Loans as provided in Section 3.02.

            Substitute Mortgage Loan: A Mortgage Loan substituted for a Defective Mortgage Loan which must, on the date of such substitution (i) have a Stated Principal Balance, after deduction of the principal portion of the Monthly Payment due in the month of substitution, not in excess of, and not more than 10% less than, the Stated Principal Balance of the Defective Mortgage Loan;
(ii) have a Net Mortgage Interest Rate equal to that of the Defective Mortgage Loan; (iii) have a Loan-to-Value Ratio not higher than that of the Defective Mortgage Loan; (iv) have a Gross Margin equal to that of the Defective Mortgage Loan; (v) have a Periodic Cap and Rate Ceiling equal to that of the Defective Mortgage Loan; (vi) have the same Index and frequency of mortgage interest rate adjustment as the Deleted Mortgage Loan; (vii) have a remaining term to maturity not greater than (and not more than one year less than) that of the Defective Mortgage Loan; and (viii) comply with each Mortgage Loan representation and warranty set forth in the Sale Agreement relating to the Defective Mortgage Loan. More than one Substitute Mortgage Loan may be substituted for a Defective Mortgage Loan if such Substitute Mortgage Loans meet the foregoing attributes in the aggregate.

            Substitution Adjustment Amount: As defined in Section 2.02.

            Tax Matters Person: The person designated as "tax matters person" in accordance with Section 5.06 and the manner provided under Treasury Regulation ss. 1.860F-4(d) and Treasury Regulation ss. 301.6231(a)(7)-1.

            Treasury Regulations: The final and temporary regulations promulgated under the Code by the U.S. Department of the Treasury.

            Trust: The trust created by this Agreement.

            Trust Estate: The corpus of the Trust created to the extent described herein, consisting of the Mortgage Loans, such assets as shall from time to time be identified as deposited in the Servicer Custodial Account or the Certificate Account, in accordance with this Agreement, REO Property, the Primary Mortgage Insurance Policies and any other Required Insurance Policy.

            Trustee: The Bank of New York, and its successors-in-interest and, if a successor trustee is appointed hereunder, such successor, as trustee.

            Trustee Fee: As to any Distribution Date, an amount equal to one-twelfth of the Trustee Fee Rate multiplied by the aggregate Stated Principal Balance of the Mortgage Loans immediately following the Due Date in the month preceding the month in which such Distribution Date occurs.

            Trustee Fee Rate: With respect to each Mortgage Loan, 0.0020% per annum.

            Uncertificated Lower-Tier Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 5.02(a) hereof. Any of the Class A-L1, Class A-L2, Class A-LUR, Class B-L1, Class B-L2, Class B-L3, Class B-L4, Class B-L5 and Class B-L6 Interests are Uncertificated Lower-Tier Interests.

            Underwriting Guidelines: The underwriting guidelines of Bank of America, N.A.

            Upper-Tier Certificate: Any one of the Class A Certificates (other than the Class A-LR Certificate) and the Class B Certificates.

            Upper-Tier Certificate Account: The separate Eligible Account established and maintained by the Trustee pursuant to Section 3.08(f).

            Upper-Tier REMIC: As defined in the Preliminary Statement, the assets of which consist of the Uncertificated Lower-Tier Interests and such amounts as shall from time to time be held in the Upper-Tier Certificate Account.

            U.S. Person: A citizen or resident of the United States, a corporation or partnership (unless, in the case of a partnership, Treasury Regulations are adopted that provide otherwise) created or organized in or under the laws of the United States, any state thereof or the District of Columbia, including an entity treated as a corporation or partnership for federal income tax purposes, an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more such U.S. Persons have the authority to control all substantial decisions of such trust (or, to the extent provided in applicable Treasury Regulations, certain trusts in existence on August 20, 1996 which are eligible to elect to be treated as U.S. Persons).

            Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate. As of any date of determination, (a) 1% of all Voting Rights shall be allocated to the Holders of the Residual Certificates, (b) 1% of all Voting Rights shall be allocated to the Holders of the Interest-Only Certificates and (c) the remaining Voting Rights shall be allocated among Holders of the remaining Classes of Certificates in proportion to the Certificate Balances of their respective Certificates on such date.

            Section 1.02 Interest Calculations. All calculations of interest will be made on a 360-day year consisting of twelve 30-day months. All dollar amounts calculated hereunder shall be rounded to the nearest penny with one-half of one penny being rounded down.


                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS
                        ORIGINAL ISSUANCE OF CERTIFICATES

            Section 2.01 Conveyance of Mortgage Loans.

            (a) The Depositor, concurrently with the execution and delivery hereof, hereby sells, transfers, assigns, sets over and otherwise conveys to the Trustee on behalf of the Trust for the benefit of the Certificateholders, without recourse, all the right, title and interest of the Depositor in and to the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans (other than payments of principal and interest due and payable on the Mortgage Loans on or before the Cut-Off Date). The foregoing sale, transfer, assignment and set over does not and is not intended to result in a creation of an assumption by the Trustee of any obligation of the Depositor or any other Person in connection with the Mortgage Loans or any agreement or instrument relating thereto, except as specifically set forth herein.

            (b) In connection with such transfer and assignment, the Depositor has delivered or caused to be delivered to the Trustee, for the benefit of the Certificateholders, the following documents or instruments with respect to each Mortgage Loan so assigned:

            (i) the original Mortgage Note, endorsed by manual or facsimile signature in the following form: "Pay to the order of The Bank of New York, as Trustee, without recourse," with all necessary intervening endorsements showing a complete chain of endorsement from the originator to the Trustee (each such endorsement being sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note);

            (ii) except as provided below, the original recorded Mortgage with evidence of a recording thereon, or if any such Mortgage has not been returned from the applicable recording office or has been lost, or if such public recording office retains the original recorded Mortgage, a copy of such Mortgage certified by the Depositor as being a true and correct copy of the Mortgage;

            (iii) subject to the provisos at the end of this paragraph, a duly executed Assignment of Mortgage to "Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2001-F, The Bank of New York, as trustee for the holders of the Certificates" (which may be included in a blanket assignment or assignments), together with, except as provided below, originals of all interim recorded assignments of such mortgage or a copy of such interim assignment certified by the Depositor as being a true and complete copy of the original recorded intervening assignments of Mortgage (each such assignment, when duly and validly completed, to be in recordable form and sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which the assignment relates); provided that, if the related Mortgage has not been returned from the applicable public recording office, such Assignment of Mortgage may exclude the information to be provided by the recording office; and provided, further, if the related Mortgage has been recorded in the name of Mortgage Electronic Registration Systems, Inc. ("MERS") or its designee, no Assignment of Mortgage in favor of the Trustee will be required to be prepared or delivered and instead, the Servicer shall take all actions as are necessary to cause the Trust to be shown as the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS;

            (iv) the originals of all assumption, modification, consolidation or extension agreements, if any, with evidence of recording thereon, if any;

            (v) the original or duplicate original mortgagee title insurance policy and all riders thereto;

            (vi) the original of any guarantee executed in connection with the Mortgage Note;

            (vii) for each Mortgage Loan which is secured by a residential long-term lease, a copy of the lease with evidence of recording indicated thereon, or, if the lease is in the process of being recorded, a photocopy of the lease, certified by an officer of the respective prior owner of such Mortgage Loan or by the applicable title insurance company, closing/settlement/escrow agent or company or closing attorney to be a true and correct copy of the lease transmitted for recordation;

            (viii) the original of any security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage; and

            (ix) for each Mortgage Loan secured by Co-op Shares, the originals of the following documents or instruments:

                  (A) The stock certificate;

                  (B) The stock power executed in blank;

                  (C) The executed proprietary lease;

                  (D) The executed recognition agreement;

                  (E) The executed assignment of recognition agreement;

                  (F) The executed UCC-1 financing statement with evidence of recording thereon; and

                  (G) Executed UCC-3 financing statements or other appropriate
            UCC financing statements required by state law, evidencing a complete and unbroken line from the mortgagee to the Trustee with evidence of recording thereon (or in a form suitable for recordation).

provided, however, that on the Closing Date, with respect to item (iii), the Depositor has delivered to the Trustee a copy of such Assignment of Mortgage in blank and has caused the Servicer to retain the completed Assignment of Mortgage for recording as described below, unless such Mortgage has been recorded in the name of MERS or its designee. In addition, if the Depositor is unable to deliver or cause the delivery of any original Mortgage Note due to the loss of such original Mortgage Note, the Depositor may deliver a copy of such Mortgage Note, together with a lost note affidavit, and shall thereby be deemed to have satisfied the document delivery requirements of this Section 2.01(b). As set forth on Exhibit L attached hereto is a list of all states where recordation is required by either Rating Agency to obtain the initial ratings of the Certificates. The Trustee may rely and shall be protected in relying upon the information contained in such Exhibit L.

            If in connection with any Mortgage Loans, the Depositor cannot deliver (A) the Mortgage, (B) all interim recorded assignments, (C) all assumption, modification, consolidation or extension agreements, if any, or (D) the lender's title policy (together with all riders thereto) satisfying the requirements of clause (ii), (iii), (iv) or (v) above, respectively, concurrently with the execution and delivery hereof because such document or documents have not been returned from the applicable public recording office in the case of clause (ii), (iii) or (iv) above, or because the title policy has not been delivered to either the Servicer or the Depositor by the applicable title insurer in the case of clause (v) above, the Depositor shall promptly deliver or cause to be delivered to the Trustee or the Custodian on behalf of the Trustee, in the case of clause (ii), (iii) or (iv) above, such Mortgage, such interim assignment or such assumption, modification, consolidation or extension agreement, as the case may be, with evidence of recording indicated thereon upon receipt thereof from the public recording office, but in no event shall any such delivery of any such documents or instruments be made later than one year following the Closing Date, unless, in the case of clause (ii), (iii) or (iv) above, there has been a continuing delay at the applicable recording office or, in the case of clause (v), there has been a continuing delay at the applicable insurer and the Depositor has delivered the Officer's Certificate to such effect to the Trustee. The Depositor shall forward or cause to be forwarded to the Trustee (1) from time to time additional original documents evidencing an assumption or modification of a Mortgage Loan and (2) any other documents required to be delivered by the Depositor or the Servicer to the Trustee or the Custodian on the Trustee's behalf. In the event that the original Mortgage is not delivered and in connection with the payment in full of the related Mortgage Loan the public recording office requires the presentation of a "lost instruments affidavit and indemnity" or any equivalent document, because only a copy of the Mortgage can be delivered with the instrument of satisfaction or reconveyance, the Servicer shall prepare, execute and deliver or cause to be prepared, executed and delivered, on behalf of the Trust, such a document to the public recording office.

            As promptly as practicable subsequent to such transfer and assignment, and in any event, within 30 days thereafter, the Servicer shall (except for any Mortgage which has been recorded in the name of MERS or its designee) (I) cause each Assignment of Mortgage to be in proper form for recording in the appropriate public office for real property records within 30 days of the Closing Date and (II) at the Depositor's expense, cause to be delivered for recording in the appropriate public office for real property records the Assignments of the Mortgages to the Trustee, except that, with respect to any Assignment of a Mortgage as to which the Servicer has not received the information required to prepare such assignment in recordable form, the Servicer's obligation to do so and to deliver the same for such recording shall be as soon as practicable after receipt of such information and in any event within 30 days after the receipt thereof and, no recording of an Assignment of Mortgage will be required in a state if either (i) the Depositor furnishes to the Trustee an unqualified Opinion of Counsel reasonably acceptable to the Trustee to the effect that recordation of such assignment is not necessary under applicable state law to preserve the Trustee's interest in the related Mortgage Loan against the claim of any subsequent transferee of such Mortgage Loan or any successor to, or creditor of, the Depositor or the originator of such Mortgage Loan or (ii) the recordation of an Assignment of Mortgage in such state is not required by either Rating Agency in order to obtain the initial ratings on the Certificates on the Closing Date.

            In the case of Mortgage Loans that have been prepaid in full as of the Closing Date, the Depositor, in lieu of delivering the above documents to the Trustee, or the Custodian on the Trustee's behalf, will cause the Servicer to deposit in the Servicer Custodial Account the portion of such payment that is required to be deposited in the Servicer Custodial Account pursuant to Section 3.08.

            Section 2.02 Acceptance by the Trustee of the Mortgage Loans. Subject to the provisions of the following paragraph, the Trustee declares that it, or the Custodian as its agent, will hold the documents referred to in
Section 2.01 and the other documents delivered to it constituting the Mortgage Files, and that it will hold such other assets as are included in the Trust Estate, in trust for the exclusive use and benefit of all present and future Certificateholders.

            Within 90 days after the execution and delivery of this Agreement, the Trustee shall review, or cause the Custodian to review, the Mortgage Files in its possession. If, in the course of such review, the Trustee or the Custodian finds any document constituting a part of a Mortgage File which does not meet the requirements of Section 2.01 or is omitted from such Mortgage File, the Trustee shall promptly so notify the Servicer and the Depositor, or shall cause the Custodian to promptly so notify the Servicer and the Depositor. In performing any such review, the Trustee or the Custodian may conclusively rely on the purported genuineness of any such document and any signature thereon. It is understood that the scope of the Trustee's or the Custodian's review of the Mortgage Files is limited solely to confirming that the documents listed in
Section 2.01 have been received and further confirming that any and all documents delivered pursuant to Section 2.01 appear on their face to have been executed and relate to the Mortgage Loans identified in the Mortgage Loan Schedule. Neither the Trustee nor the Custodian shall have any responsibility for determining whether any document is valid and binding, whether the text of any assignment or endorsement is in proper or recordable form, whether any document has been recorded in accordance with the requirements of any applicable jurisdiction, or whether a blanket assignment is permitted in any applicable jurisdiction. The Depositor hereby covenants and agrees that it will promptly correct or cure such defect within 90 days from the date it was so notified of such defect and, if the Depositor does not correct or cure such defect within such period, the Depositor will either (a) substitute for the related Mortgage Loan a Substitute Mortgage Loan, which substitution shall be accomplished in the manner and subject to the conditions set forth below or (b) purchase such Mortgage Loan from the Trustee at the Repurchase Price for such Mortgage Loan; provided, however, that in no event shall such a substitution occur more than two years from the Closing Date; provided, further, that such substitution or repurchase shall occur within 90 days of when such defect was discovered if such defect will cause the Mortgage Loan not to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code.

            With respect to each Substitute Mortgage Loan the Depositor shall deliver to the Trustee, for the benefit of the Certificateholders, the Mortgage Note, the Mortgage, the related Assignment of Mortgage (except for any Mortgage which has been recorded in the name of MERS or its designee), and such other documents and agreements as are otherwise required by Section 2.01, with the Mortgage Note endorsed and the Mortgage assigned as required by Section 2.01. No substitution is permitted to be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to any such Substitute Mortgage Loan in the month of substitution shall not be part of the Trust Estate and will be retained by the Depositor. For the month of substitution, distributions to Certificateholders will include the Monthly Payment due for such month on any Defective Mortgage Loan for which the Depositor has substituted a Substitute Mortgage Loan.

            The Servicer shall amend the Mortgage Loan Schedule for the benefit of the Certificateholders to reflect the removal of each Mortgage Loan that has become a Defective Mortgage Loan and the substitution of the Substitute Mortgage Loan or Loans and the Servicer shall deliver the amended Mortgage Loan Schedule to the Trustee and the Custodian. Upon such substitution, each Substitute Mortgage Loan shall be subject to the terms of this Agreement in all respects, and the Depositor shall be deemed to have made to the Trustee with respect to such Substitute Mortgage Loan, as of the date of substitution, the representations and warranties made pursuant to Section 2.04. Upon any such substitution and the deposit to the Servicer Custodial Account of any required Substitution Adjustment Amount (as described in the next paragraph) and receipt of a Request for Release, the Trustee shall release, or shall direct the Custodian to release, the Mortgage File relating to such Defective Mortgage Loan to the Depositor and shall execute and deliver at the Depositor's direction such instruments of transfer or assignment prepared by the Depositor, in each case without recourse, as shall be necessary to vest title in the Depositor, or its designee, to the Trustee's interest in any Defective Mortgage Loan substituted for pursuant to this Section 2.02.

            For any month in which the Depositor substitutes one or more Substitute Mortgage Loans for one or more Defective Mortgage Loans, the amount (if any) by which the aggregate principal balance of all such Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Defective Mortgage Loans (after application of the principal portion of the Monthly Payments due in the month of substitution) (the "Substitution Adjustment Amount") plus an amount equal to the aggregate of any unreimbursed Advances with respect to such Defective Mortgage Loans shall be deposited into the Certificate Account by the Depositor on or before the Remittance Date for the Distribution Date in the month succeeding the calendar month during which the related Mortgage Loan is required to be purchased or replaced hereunder.

            The Trustee shall retain or shall cause the Custodian to retain possession and custody of each Mortgage File in accordance with and subject to the terms and conditions set forth herein. The Servicer shall promptly deliver to the Trustee, upon the execution or, in the case of documents requiring recording, receipt thereof, the originals of such other documents or instruments constituting the Mortgage File as come into the Servicer's possession from time to time.

            It is understood and agreed that the obligation of the Depositor to substitute for or to purchase any Mortgage Loan which does not meet the requirements of Section 2.01 shall constitute the sole remedy respecting such defect available to the Trustee and any Certificateholder against the Depositor.

            The Trustee or the Custodian, on behalf of the Trustee, shall be under no duty or obligation (i) to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, enforceable, or appropriate for the represented purpose or that they are other than what they purport to be on their face or (ii) to determine whether any Mortgage File should include any of the documents specified in
Section 2.01(b)(iv), (vi), (vii) and (viii).

            Section 2.03 Representations, Warranties and Covenants of the Servicer.

            The Servicer hereby makes the following representations and warranties to the Depositor and the Trustee, as of the Closing Date:

            (i) The Servicer is a national banking association duly organized, validly existing, and in good standing under the federal laws of the United States of America and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each of the states where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Servicer. The Servicer has power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized. This Agreement, assuming due authorization, execution and delivery by the other parties hereto, evidences the valid, binding and enforceable obligation of the Servicer, subject to applicable law except as enforceability may be limited by (A) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of the rights of creditors and (B) general principles of equity, whether enforcement is sought in a proceeding in equity or at law. All requisite corporate action has been taken by the Servicer to make this Agreement valid and binding upon the Servicer in accordance with its terms.

            (ii) No consent, approval, authorization or order is required for the transactions contemplated by this Agreement from any court, governmental agency or body, or federal or state regulatory authority having jurisdiction over the Servicer is required or, if required, such consent, approval, authorization or order has been or will, prior to the Closing Date, be obtained.

            (iii) The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Servicer and will not result in the breach of any term or provision of the charter or by-laws of the Servicer or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any agreement, indenture or loan or credit agreement or other instrument to which the Servicer or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject.

            (iv) There is no action, suit, proceeding or investigation pending or, to the best knowledge of the Servicer, threatened against the Servicer which, either individually or in the aggregate, would result in any material adverse change in the business, operations, financial condition, properties or assets of the Servicer, or in any material impairment of the right or ability of the Servicer to carry on its business substantially as now conducted or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the Servicer contemplated herein, or which would materially impair the ability of the Servicer to perform under the terms of this Agreement.

            The representations and warranties made pursuant to this Section
2.03 shall survive delivery of the respective Mortgage Files to the Trustee for the benefit of the Certificateholders.

            Section 2.04 Representations and Warranties of the Depositor as to the Mortgage Loans.

            The Depositor hereby represents and warrants to the Trustee with respect to the Mortgage Loans or each Mortgage Loan, as the case may be, as of the date hereof or such other date set forth herein that as of the Closing Date:

            (i) The information set forth in the Mortgage Loan Schedule is true and correct in all material respects.

            (ii) There are no delinquent taxes, ground rents, governmental assessments, insurance premiums, leasehold payments, including assessments payable in future installments or other outstanding charges affecting the lien priority of the related Mortgaged Property.

            (iii) The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments, recorded in the applicable public recording office if necessary to maintain the lien priority of the Mortgage, and which have been delivered to the Trustee; the substance of any such waiver, alteration or modification has been approved by the insurer under the Primary Mortgage Insurance Policy, if any, the title insurer, to the extent required by the related policy, and is reflected on the Mortgage Loan Schedule. No instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the insurer under the Primary Mortgage Insurance Policy, if any, the title insurer, to the extent required by the policy, and which assumption agreement has been delivered to the Trustee.

            (iv) The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note and the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto.

            (v) All buildings upon the Mortgaged Property are insured by an insurer generally acceptable to prudent mortgage lending institutions against loss by fire, hazards of extended coverage and such other hazards as are customary in the area the Mortgaged Property is located, pursuant to insurance policies conforming to the requirements of Customary Servicing Procedures and this Agreement. All such insurance policies contain a standard mortgagee clause naming the originator of the Mortgage Loan, its successors and assigns as mortgagee and all premiums thereon have been paid. If the Mortgaged Property is in an area identified on a flood hazard map or flood insurance rate map issued by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available), a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect which policy conforms to the requirements of FNMA or FHLMC. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor.

            (vi) Any and all requirements of any federal, state or local law including, without limitation, usury, truth in lending, real estate settlement procedures, consumer credit protections, equal credit opportunity or disclosure laws applicable to the origination and servicing of Mortgage Loan have been complied with.

            (vii) The Mortgage has not been satisfied, canceled, subordinated or rescinded, in whole or in part (other than as to Principal Prepayments in full which may have been received prior to the Closing Date), and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release.

            (viii) The Mortgage is a valid, existing and enforceable first lien on the Mortgaged Property, including all improvements on the Mortgaged Property subject only to (A) the lien of current real property taxes and assessments not yet due and payable, (B) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording being acceptable to mortgage lending institutions generally and specifically referred to in the lender's title insurance policy delivered to the originator of the Mortgage Loan and which do not adversely affect the Appraised Value of the Mortgaged Property, (C) if the Mortgaged Property consists of Co-op Shares, any lien for amounts due to the cooperative housing corporation for unpaid assessments or charges or any lien of any assignment of rents or maintenance expenses secured by the real property owned by the cooperative housing corporation, and (D) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, existing and enforceable first lien and first priority security interest on the property described therein and the Depositor has the full right to sell and assign the same to the Trustee.

            (ix) The Mortgage Note and the related Mortgage are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms except as enforceability may be limited by (A) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of the rights of creditors and (B) general principles of equity, whether enforcement is sought in a proceeding in equity or at law.

            (x) All parties to the Mortgage Note and the Mortgage had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties.

            (xi) The proceeds of the Mortgage Loan have been fully disbursed to or for the account of the Mortgagor and there is no obligation for the Mortgagee to advance additional funds thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with. All costs fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage have been paid, and the Mortgagor is not entitled to any refund of any amounts paid or due to the Mortgagee pursuant to the Mortgage Note or Mortgage.

            (xii) To the best of the Depositor's knowledge, all parties which have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) in compliance with any and all applicable "doing business" and licensing requirements of the laws of the state wherein the Mortgaged Property is located.

            (xiii) The Mortgage Loan is covered by an ALTA lender's title insurance policy, acceptable to FNMA or FHLMC, issued by a title insurer acceptable to FNMA or FHLMC and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in (viii)(A) and (B) above) the Seller, its successors and assigns as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan. The Depositor is the sole insured of such lender's title insurance policy, and such lender's title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such lender's title insurance policy, and the Depositor has not done, by act or omission, anything which would impair the coverage of such lender's title insurance policy.

            (xiv) There is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and the Seller has not waived any default, breach, violation or event of acceleration.

            (xv) As of the date of origination of the Mortgage Loan, there had been no mechanics' or similar liens or claims filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the relating Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage.

            (xvi) All improvements which were considered in determining the Appraised Value of the related Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties encroach upon the Mortgaged Property.

            (xvii) The Mortgage Loan was originated by a commercial bank or similar banking institution which is supervised and examined by a federal or state authority, or by a mortgagee approved by the Secretary of HUD.

            (xviii) Principal payments on the Mortgage Loan commenced no more than sixty days after the proceeds of the Mortgaged Loan were disbursed. The Mortgage Loans are 20 to 30-year adjustable rate mortgage loans having an original term to maturity of not more than 30 years, with interest payable in arrears on the first day of the month. Each Mortgage Note requires a monthly payment which is sufficient to fully amortize the original principal balance over the original term thereof and to pay interest at the related Mortgage Interest Rate. The Mortgage Note does not permit negative amortization.

            (xix) There is no proceeding pending or, to the Depositor's knowledge, threatened for the total or partial condemnation of the Mortgaged Property and such property is in good repair and is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty, so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended.

            (xx) The Mortgage and related Mortgage Note contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including (A) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and
      (B) otherwise by judicial foreclosure. To the best of the Depositor's knowledge, following the date of origination of the Mortgage Loan, the Mortgaged Property has not been subject to any bankruptcy proceeding or foreclosure proceeding and the Mortgagor has not filed for protection under applicable bankruptcy laws. There is no homestead or other exemption or right available to the Mortgagor or any other person which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage.

            (xxi) The Mortgage Note and Mortgage are on forms acceptable to FNMA or FHLMC.

            (xxii) The Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage on the Mortgaged Property and the security interest of any applicable security agreement or chattel mortgage referred to in (viii) above.

            (xxiii) The Mortgage File contains an appraisal of the related Mortgaged Property, in a form acceptable to FNMA or FHLMC and such appraisal complies with the requirements of FIRREA, and was made and signed, prior to the approval of the Mortgage Loan application, by a Qualified Appraiser.

            (xxiv) In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves, and no fees or expenses are or will become payable by the Trustee to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor.

            (xxv) No Mortgage Loan is a graduated payment mortgage loan, no Mortgage Loan has a shared appreciation or other contingent interest feature, and no Mortgage Loan contains any "buydown" provision.

            (xxvi) The Mortgagor has received all disclosure materials required by applicable law with respect to the making of mortgage loans of the same type as the Mortgage Loan and rescission materials required by applicable law if the Mortgage Loan is a Refinance Mortgage Loan.

            (xxvii) Each Mortgage Loan with a Loan-to-Value Ratio at origination in excess of 80% will be subject to a Primary Mortgage Insurance Policy, issued by an insurer acceptable to FNMA or FHLMC, which insures that portion of the Mortgage Loan in excess of the portion of the Appraised Value of the Mortgaged Property required by FNMA. All provisions of such Primary Mortgage Insurance Policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid. Any Mortgage subject to any such Primary Mortgage Insurance Policy obligates the Mortgagor thereunder to maintain such insurance and to pay all premiums and charges in connection therewith at least until Loan-to-Value Ratio of such Mortgage Loan is reduced to less than 80%. The Mortgage Interest Rate for the Mortgage Loan does not include any such insurance premium.

            (xxviii) To the best of the Depositor's knowledge as of the date of origination of the Mortgage Loan, (A) the Mortgaged Property is lawfully occupied under applicable law, (B) all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy, have been made or obtained from the appropriate authorities and
      (C) no improvement located on or part of the Mortgaged Property is in violation of any zoning law or regulation.

            (xxix) The Assignment of Mortgage (except with respect to any Mortgage that has been recorded in the name of MERS or its designee) is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located.

            (xxx) All payments required to be made prior to the Cut-Off Date for such Mortgage Loan under the terms of the Mortgage Note have been made and no Mortgage Loan has been more than 30 days delinquent more than once in the twelve month period immediately prior to the Cut-Off Date.

            (xxxi) With respect to each Mortgage Loan, the Depositor or Servicer is in possession of a complete Mortgage File except for the documents which have been delivered to the Trustee or which have been submitted for recording and not yet returned.

            (xxxii) Immediately prior to the transfer and assignment contemplated herein, the Depositor was the sole owner and holder of the Mortgage Loans. The Mortgage Loans were not assigned or pledged by the Depositor and the Depositor had good and marketable title thereto, and the Depositor had full right to transfer and sell the Mortgage Loans to the Trustee free and clear of any encumbrance, participation interest, lien, equity, pledge, claim or security interest and had full right and authority subject to no interest or participation in, or agreement with any other party to sell or otherwise transfer the Mortgage Loans.

            (xxxiii) Any future advances made prior to the Cut-Off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first lien priority by a title insurance policy, an endorsement to the policy insuring the mortgagee's consolidated interest or by other title evidence acceptable to FNMA and FHLMC. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan.

            (xxxiv) The Mortgage Loan was underwritten in accordance with the applicable Underwriting Guidelines in effect at the time of origination with exceptions thereto exercised in a reasonable manner.

            (xxxv) If the Mortgage Loan is secured by a long-term residential lease, (1) the lessor under the lease holds a fee simple interest in the land; (2) the terms of such lease expressly permit the mortgaging of the leasehold estate, the assignment of the lease without the lessor's consent and the acquisition by the holder of the Mortgage of the rights of the lessee upon foreclosure or assignment in lieu of foreclosure or provide the holder of the Mortgage with substantially similar protections; (3) the terms of such lease do not (a) allow the termination thereof upon the lessee's default without the holder of the Mortgage being entitled to receive written notice of, and opportunity to cure, such default, (b) allow the termination of the lease in the event of damage or destruction as long as the Mortgage is in existence, (c) prohibit the holder of the Mortgage from being insured (or receiving proceeds of insurance) under the hazard insurance policy or policies relating to the Mortgaged Property or
      (d) permit any increase in the rent other than pre-established increases set forth in the lease; (4) the original term of such lease in not less than 15 years; (5) the term of such lease does not terminate earlier than five years after the maturity date of the Mortgage Note; and (6) the Mortgaged Property is located in a jurisdiction in which the use of leasehold estates in transferring ownership in residential properties is a widely accepted practice.

            (xxxvi) The Mortgaged Property is located in the state identified in the Mortgage Loan Schedule and consists of a parcel of real property with a detached single family residence erected thereon, or a two- to four-family dwelling, or an individual condominium unit, or an individual unit in a planned unit development, or, in the case of Mortgage Loans secured by Co-op Shares, leases or occupancy agreements; provided, however, that any condominium project or planned unit development generally conforms with the applicable Underwriting Guidelines regarding such dwellings, and no residence or dwelling is a mobile home or a manufactured dwelling.

            (xxxvii) The Depositor used no adverse selection procedures in selecting the Mortgage Loan for inclusion in the Trust Estate.

            (xxxviii)Each Mortgage Loan is a "qualified mortgage" within Section 860G(a)(3) of the Code.

            (xxxix) With respect to each Mortgage where a lost note affidavit has been delivered to the Trustee in place of the related Mortgage Note, the related Mortgage Note is no longer in existence.

            Notwithstanding the foregoing, no representations or warranties are made by the Depositor as to the environmental condition of any Mortgaged Property; the absence, presence or effect of hazardous wastes or hazardous substances on any Mortgaged Property; any casualty resulting from the presence or effect of hazardous wastes or hazardous substances on, near or emanating from any Mortgaged Property; the impact on Certificateholders of any environmental condition or presence of any hazardous substance on or near any Mortgaged Property; or the compliance of any Mortgaged Property with any environmental laws, nor is any agent, Person or entity otherwise affiliated with the Depositor authorized or able to make any such representation, warranty or assumption of liability relative to any Mortgaged Property. In addition, no representations or warranties are made by the Depositor with respect to the absence or effect of fraud in the origination of any Mortgage Loan.

            It is understood and agreed that the representations and warranties set forth in this Section 2.04 shall survive delivery of the respective Mortgage Files to the Trustee or the Custodian and shall inure to the benefit of the Trustee, notwithstanding any restrictive or qualified endorsement or assignment.

            Upon discovery by either the Depositor, the Servicer, the Trustee or the Custodian that any of the representations and warranties set forth in this
Section 2.04 is not accurate (referred to herein as a "breach") and that such breach materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement); provided that any such breach that causes the Mortgage Loan not to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code shall be deemed to materially and adversely affect the interests of the Certificateholders. Within 90 days of its discovery or its receipt of notice of any such breach, the Depositor shall cure such breach in all material respects or shall either (i) repurchase the Mortgage Loan or any property acquired in respect thereof from the Trustee at a price equal to the Repurchase Price or (ii) if within two years of the Closing Date, substitute for such Mortgage Loan in the manner described in Section 2.02; provided that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such repurchase or substitution must occur within 90 days from the date the breach was discovered. The Repurchase Price of any repurchase described in this paragraph and the Substitution Adjustment Amount, if any, shall be deposited in the Certificate Account. It is understood and agreed that the obligation of the Depositor to repurchase or substitute for any Mortgage Loan or Mortgaged Property as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to Certificateholders, or to the Trustee on behalf of Certificateholders, and such obligation shall survive until termination of the Trust hereunder.

            Section 2.05 Designation of Interests in the REMICs. The Depositor hereby designates the Classes of Class A Certificates (other than the Class A-R and Class A-LR Certificates) and the Classes of Class B Certificates as classes of "regular interests" and the Class A-R Certificate as the single class of "residual interest" in the Upper-Tier REMIC for the purposes of Code Sections 860G(a)(1) and 860G(a)(2), respectively. The Depositor hereby further designates the Class A-L1 Interest, Class A-L2 Interest, Class A-LUR Interest, Class B-L1 Interest, Class B-L2 Interest, Class B-L3 Interest, Class B-L4 Interest, Class B-L5 Interest and Class B-L6 Interest as classes of "regular interests" and the Class A-LR Certificate as the single class of "residual interest" in the Lower-Tier REMIC for the purposes of Code Sections 860G(a)(1) and 860G(a)(2), respectively.

            Section 2.06 Designation of Start-up Day. The Closing Date is hereby designated as the "start-up day" of each of the Upper-Tier REMIC and Lower-Tier REMIC within the meaning of Section 860G(a)(9) of the Code.

            Section 2.07 REMIC Certificate Maturity Date. Solely for purposes of satisfying Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" of the regular interests in the Upper-Tier REMIC and Lower-Tier REMIC is November 25, 2031.

            Section 2.08 Execution and Delivery of Certificates. The Trustee (i) acknowledges the issuance of and hereby declares that it holds the Uncertificated Lower-Tier Interests on behalf of the Upper-Tier REMIC and the Certificateholders and (ii) has executed and delivered to or upon the order of the Depositor, in exchange for the Mortgage Loans and Uncertificated Lower-Tier Interests together with all other assets included in the definition of "Trust Estate," receipt of which is hereby acknowledged, Certificates in authorized denominations which, together with the Uncertificated Lower-Tier Interests, evidence ownership of the entire Trust Estate.

            Section 2.09 Repurchase of Converted Mortgage Loans. The Depositor shall repurchase from the Trust any Converted Mortgage Loan prior to the first Due Date for such Mortgage Loan following the Conversion Date. Any such repurchase shall be at the Repurchase Price. The Repurchase Price for any repurchased Converted Mortgage Loan shall be deposited by the Depositor in the Certificate Account and, upon receipt by the Trustee of written notification of any such deposit signed by an officer of the Depositor, the Trustee shall release to the Depositor the related Mortgage File and shall execute and deliver such instruments of transfer or assignment prepared by the Depositor, in each case without recourse, as shall be necessary to vest in the Depositor legal and beneficial ownership of such Converted Mortgage Loan.


                                   ARTICLE III

                          ADMINISTRATION AND SERVICING
                                OF MORTGAGE LOANS

            Section 3.01 Servicer to Service Mortgage Loans. For and on behalf of the Certificateholders, the Servicer shall service and administer the Mortgage Loans, all in accordance with the terms of this Agreement, Customary Servicing Procedures, applicable law and the terms of the Mortgage Notes and Mortgages. In connection with such servicing and administration, the Servicer shall have full power and authority, acting alone and/or through Subservicers as provided in Section 3.02, to do or cause to be done any and all things that it may deem necessary or desirable in connection with such servicing and administration including, but not limited to, the power and authority, subject to the terms hereof, (a) to execute and deliver, on behalf of the Certificateholders and the Trustee, customary consents or waivers and other instruments and documents, (b) to consent, with respect to the Mortgage Loans it services, to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages (but only in the manner provided in this Agreement),
(c) to collect any Insurance Proceeds and other Liquidation Proceeds relating to the Mortgage Loans it services, and (d) to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any Mortgage Loan it services. The Servicer shall represent and protect the interests of the Trust in the same manner as it protects its own interests in mortgage loans in its own portfolio in any claim, proceeding or litigation regarding a Mortgage Loan and shall not make or permit any modification, waiver or amendment of any term of any Mortgage Loan, except as provided pursuant to Section 3.21. Without limiting the generality of the foregoing, the Servicer, in its own name or in the name of any Subservicer or the Depositor and the Trustee, is hereby authorized and empowered by the Depositor and the Trustee, when the Servicer or any Subservicer, as the case may be, believes it appropriate in its reasonable judgment, to execute and deliver, on behalf of the Trustee, the Depositor, the Certificateholders or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Mortgage Loans it services, and with respect to the related Mortgaged Properties held for the benefit of the Certificateholders. The Servicer shall prepare and deliver to the Depositor and/or the Trustee such documents requiring execution and delivery by either or both of them as are necessary or appropriate to enable the Servicer to service and administer the Mortgage Loans it services to the extent that the Servicer is not permitted to execute and deliver such documents pursuant to the preceding sentence. Upon receipt of such documents, the Depositor and/or the Trustee, upon the direction of the Servicer, shall promptly execute such documents and deliver them to the Servicer.

            In accordance with the standards of the preceding paragraph, the Servicer shall advance or cause to be advanced funds as necessary for the purpose of effecting the payment of taxes and assessments on the Mortgaged Properties relating to the Mortgage Loans it services, which Servicing Advances shall be reimbursable in the first instance from related collections from the Mortgagors pursuant to Section 3.09, and further as provided in Section 3.11. The costs incurred by the Servicer, if any, in effecting the timely payments of taxes and assessments on the Mortgaged Properties and related insurance premiums shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the Stated Principal Balances of the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loans so permit.

            The relationship of the Servicer (and of any successor to the Servicer as servicer under this Agreement) to the Trustee under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

            Section 3.02 Subservicing; Enforcement of the Obligations of
Servicer.

            (a) The Servicer may arrange for the subservicing of any Mortgage Loan it services by a Subservicer pursuant to a Subservicing Agreement; provided, however, that such subservicing arrangement and the terms of the related Subservicing Agreement must provide for the servicing of such Mortgage Loan in a manner consistent with the servicing arrangements contemplated hereunder. Notwithstanding the provisions of any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and a Subservicer or reference to actions taken through a Subservicer or otherwise, the Servicer shall remain obligated and liable to the Depositor, the Trustee and the Certificateholders for the servicing and administration of the Mortgage Loans it services in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering those Mortgage Loans. All actions of each Subservicer performed pursuant to the related Subservicing Agreement shall be performed as agent of the Servicer with the same force and effect as if performed directly by the Servicer.

            (b) For purposes of this Agreement, the Servicer shall be deemed to have received any collections, recoveries or payments with respect to the Mortgage Loans it services that are received by a Subservicer regardless of whether such payments are remitted by the Subservicer to the Servicer.

            (c) As part of its servicing activities hereunder, the Servicer, for the benefit of the Trustee and the Certificateholders, shall use its best reasonable efforts to enforce the obligations of each Subservicer engaged by the Servicer under the related Subservicing Agreement, to the extent that the non-performance of any such obligation would have a material and adverse effect on a Mortgage Loan. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or (ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed.

            (d) Any Subservicing Agreement entered into by the Servicer shall provide that it may be assumed or terminated by the Trustee, if the Trustee has assumed the duties of the Servicer, or any successor Servicer, at the Trustee's or successor Servicer's option, as applicable, without cost or obligation to the assuming or terminating party or the Trust Estate, upon the assumption by such party of the obligations of the Servicer pursuant to Section 8.05.

            Any Subservicing Agreement, and any other transactions or services relating to the Mortgage Loans involving a Subservicer, shall be deemed to be between the Servicer and such Subservicer alone, and the Trustee and the Certificateholders shall not be deemed parties thereto and shall have no claims or rights of action against, rights, obligations, duties or liabilities to or with respect to the Subservicer or its officers, directors or employees, except as set forth in Section 3.01.

            Section 3.03 Fidelity Bond; Errors and Omissions Insurance.

            The Servicer shall maintain, at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, with broad coverage on all officers, employees or other persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the Mortgage Loans it services. These policies must insure the Servicer against losses resulting from dishonest or fraudulent acts committed by the Servicer's personnel, any employees of outside firms that provide data processing services for the Servicer, and temporary contract employees or student interns. Such fidelity bond shall also protect and insure the Servicer against losses in connection with the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 3.03 requiring such fidelity bond and errors and omissions insurance shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement. The minimum coverage under any such bond and insurance policy shall be at least equal to the corresponding amounts required by FNMA in the FNMA Servicing Guide or by FHLMC in the FHLMC Sellers' & Servicers' Guide, as amended or restated from time to time, or in an amount as may be permitted to the Servicer by express waiver of FNMA or FHLMC.

            Section 3.04 Access to Certain Documentation.

            The Servicer shall provide to the OTS and the FDIC and to comparable regulatory authorities supervising Holders of Subordinate Certificates and the examiners and supervisory agents of the OTS, the FDIC and such other authorities, access to the documentation required by applicable regulations of the OTS and the FDIC with respect to the Mortgage Loans. Such access shall be afforded without charge, but only upon reasonable and prior written request and during normal business hours at the offices designated by the Servicer. Nothing in this Section 3.04 shall limit the obligation of the Servicer to observe any applicable law and the failure of the Servicer to provide access as provided in this Section 3.04 as a result of such obligation shall not constitute a breach of this Section 3.04.

            Section 3.05 Maintenance of Primary Mortgage Insurance Policy;
Claims.

            With respect to each Mortgage Loan with a Loan-to-Value Ratio in excess of 80% or such other Loan-to-Value Ratio as may be required by law, the Servicer responsible for servicing such Mortgage Loan shall, without any cost to the Trust Estate, maintain or cause the Mortgagor to maintain in full force and effect a Primary Mortgage Insurance Policy insuring that portion of the Mortgage Loan in excess of a percentage in conformity with FNMA requirements. The Servicer shall pay or shall cause the Mortgagor to pay the premium thereon on a timely basis, at least until the Loan-to-Value Ratio of such Mortgage Loan is reduced to 80% or such other Loan-to-Value Ratio as may be required by law. If such Primary Mortgage Insurance Policy is terminated, the Servicer shall obtain from another insurer a comparable replacement policy, with a total coverage equal to the remaining coverage of such terminated Primary Mortgage Insurance Policy. If the insurer shall cease to be an insurer acceptable to FNMA, the Servicer shall notify the Trustee in writing, it being understood that the Servicer shall not have any responsibility or liability for any failure to recover under the Primary Mortgage Insurance Policy for such reason. If the Servicer determines that recoveries under the Primary Mortgage Insurance Policy are jeopardized by the financial condition of the insurer, the Servicer shall obtain from another insurer which meets the requirements of this Section 3.05 a replacement insurance policy. The Servicer shall not take any action that would result in noncoverage under any applicable Primary Mortgage Insurance Policy of any loss that, but for the actions of the Servicer, would have been covered thereunder. In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Section 3.13, the Servicer shall promptly notify the insurer under the related Primary Mortgage Insurance Policy, if any, of such assumption or substitution of liability in accordance with the terms of such Primary Mortgage Insurance Policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under such Primary Mortgage Insurance Policy. If such Primary Mortgage Insurance Policy is terminated as a result of such assumption or substitution of liability, the Servicer shall obtain a replacement Primary Mortgage Insurance Policy as provided above.

            In connection with its activities as servicer, the Servicer agrees to prepare and present, on behalf of itself, the Trustee and the Certificateholders, claims to the insurer under any Primary Mortgage Insurance Policy in a timely fashion in accordance with the terms of such Primary Mortgage Insurance Policy and, in this regard, to take such action as shall be necessary to permit recovery under any Primary Mortgage Insurance Policy respecting a defaulted Mortgage Loan. Pursuant to Section 3.09(a), any amounts collected by the Servicer under any Primary Mortgage Insurance Policy shall be deposited in the related Escrow Account, subject to withdrawal pursuant to Section 3.09(b).

            The Servicer will comply with all provisions of applicable state and federal law relating to the cancellation of, or collection of premiums with respect to, Primary Mortgage Insurance, including, but not limited to, the provisions of the Homeowners Protection Act of 1998, and all regulations promulgated thereunder, as amended from time to time.

            Section 3.06 Rights of the Depositor and the Trustee in Respect of the Servicer.

            The Depositor may, but is not obligated to, enforce the obligations of the Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Servicer hereunder and in connection with any such defaulted obligation to exercise the related rights of the Servicer hereunder; provided that the Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Depositor or its designee. Neither the Trustee nor the Depositor shall have any responsibility or liability for any action or failure to act by the Servicer nor shall the Trustee or the Depositor be obligated to supervise the performance of the Servicer hereunder or otherwise.

            Any Subservicing Agreement that may be entered into and any transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such shall be deemed to be between the Subservicer and the Servicer alone, and the Trustee and Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer except as set forth in Section 3.07. The Servicer shall be solely liable for all fees owed by it to any Subservicer, irrespective of whether the Servicer's compensation pursuant to this Agreement is sufficient to pay such fees.

            Section 3.07 Trustee to Act as Servicer.

            If the Servicer shall for any reason no longer be the Servicer hereunder (including by reason of an Event of Default), the Trustee shall thereupon assume, if it so elects, or shall appoint a successor Servicer to assume, all of the rights and obligations of the Servicer hereunder arising thereafter (except that the Trustee shall not be (a) liable for losses of the Servicer pursuant to Section 3.12 or any acts or omissions of the predecessor Servicer hereunder, (b) obligated to make Advances if it is prohibited from doing so by applicable law or (c) deemed to have made any representations and warranties of the Servicer hereunder). Any such assumption shall be subject to
Section 7.02. If the Servicer shall for any reason no longer be the Servicer (including by reason of any Event of Default), the Trustee or the successor Servicer may elect to succeed to any rights and obligations of the Servicer under each Subservicing Agreement or may terminate each Subservicing Agreement. If it has elected to assume the Subservicing Agreement, the Trustee or the successor Servicer shall be deemed to have assumed all of the Servicer's interest therein and to have replaced the Servicer as a party to any Subservicing Agreement entered into by the Servicer as contemplated by Section
3.02 to the same extent as if the Subservicing Agreement had been assigned to the assuming party except that the Servicer shall not be relieved of any liability or obligations under any such Subservicing Agreement.

            The Servicer that is no longer the Servicer hereunder shall, upon request of the Trustee, but at the expense of the Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement or substitute servicing agreement and the Mortgage Loans then being serviced thereunder and an accounting of amounts collected or held by it and otherwise use its best efforts to effect the orderly and efficient transfer of such substitute Subservicing Agreement to the assuming party.

            Section 3.08 Collection of Mortgage Loan Payments; Servicer Custodial Account; Certificate Account; and Upper-Tier Certificate Account.

            (a) Continuously from the date hereof until the principal and interest on all Mortgage Loans are paid in full, the Servicer will proceed diligently, in accordance with this Agreement, to collect all payments due under each of the Mortgage Loans it services when the same shall become due and payable. Further, the Servicer will in accordance with all applicable law and Customary Servicing Procedures ascertain and estimate taxes, assessments, fire and hazard insurance premiums, mortgage insurance premiums and all other charges with respect to the Mortgage Loans it services that, as provided in any Mortgage, will become due and payable to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable. Consistent with the foregoing, the Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan it services and
(ii) extend the due dates for payments due on a Mortgage Note for a period not greater than 120 days; provided, however, that the Servicer cannot extend the maturity of any such Mortgage Loan past the date on which the final payment is due on the latest maturing Mortgage Loan as of the Cut-Off Date. In the event of any such arrangement, the Servicer shall make Periodic Advances on the related Mortgage Loan in accordance with the provisions of Section 3.20 during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements. The Servicer shall not be required to institute or join in litigation with respect to collection of any payment (whether under a Mortgage, Mortgage Note or otherwise or against any public or governmental authority with respect to a taking or condemnation) if it reasonably believes that enforcing the provision of the Mortgage or other instrument pursuant to which such payment is required is prohibited by applicable law.

            (b) The Servicer shall establish and maintain the Servicer Custodial Account. The Servicer shall deposit or cause to be deposited into the Servicer Custodial Account, all on a daily basis within one Business Day of receipt, except as otherwise specifically provided herein, the following payments and collections remitted by Subservicers or received by the Servicer in respect of the Mortgage Loans subsequent to the Cut-Off Date (other than in respect of principal and interest due on the Mortgage Loans on or before the Cut-Off Date) and the following amounts required to be deposited hereunder with respect to the Mortgage Loans it services:

            (i) all payments on account of principal of the Mortgage Loans, including Principal Prepayments;

            (ii) all payments on account of interest on the Mortgage Loans, net of the Servicing Fee;

            (iii) (A) all Insurance Proceeds and Liquidation Proceeds, other than Insurance Proceeds to be (1) applied to the restoration or repair of the Mortgaged Property, (2) released to the Mortgagor in accordance with Customary Servicing Procedures or (3) required to be deposited to an Escrow Account pursuant to Section 3.09(a) and (B) any Insurance Proceeds released from an Escrow Account pursuant to Section 3.09(b)(iv);

            (iv) any amount required to be deposited by the Servicer pursuant to
      Section 3.08(d) in connection with any losses on Permitted Investments with respect to the Servicer Custodial Account;

            (v) any amounts required to be deposited by the Servicer pursuant to
      Section 3.14;

            (vi) all Repurchase Prices and all Substitution Adjustment Amounts received by the Servicer;

            (vii) Periodic Advances made by the Servicer pursuant to Section
      3.20 and any payments of Compensating Interest; and

            (viii) any other amounts required to be deposited hereunder.

            The foregoing requirements for deposits to the Servicer Custodial Account by the Servicer shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of prepayment penalties, late payment charges or assumption fees, if collected, need not be deposited by the Servicer. If the Servicer shall deposit in the Servicer Custodial Account any amount not required to be deposited, it may at any time withdraw or direct the institution maintaining the Servicer Custodial Account to withdraw such amount from the Servicer Custodial Account, any provision herein to the contrary notwithstanding. The Servicer Custodial Account may contain funds that belong to one or more trust funds created for mortgage pass-through certificates of other series and may contain other funds respecting payments on mortgage loans belonging to the Servicer or serviced by the Servicer on behalf of others. Notwithstanding such commingling of funds, the Servicer shall keep records that accurately reflect the funds on deposit in the Servicer Custodial Account that have been identified by it as being attributable to the Mortgage Loans it services. The Servicer shall maintain adequate records with respect to all withdrawals made pursuant to this Section 3.08. All funds required to be deposited in the Servicer Custodial Account shall be held in trust for the Certificateholders until withdrawn in accordance with Section 3.11.

            (c) The Trustee shall establish and maintain, on behalf of the Certificateholders, the Certificate Account. The Trustee shall, promptly upon receipt, deposit in the Certificate Account and retain therein the following:

            (i) the aggregate amount remitted by the Servicer to the Trustee pursuant to Section 3.11(a)(viii);

            (ii) any amount paid by the Trustee pursuant to Section 3.08(d) in connection with any losses on Permitted Investments with respect to the Certificate Account; and

            (iii) any other amounts deposited hereunder which are required to be deposited in the Certificate Account.

            If the Servicer shall remit any amount not required to be remitted, it may at any time direct the Trustee to withdraw such amount from the Certificate Account, any provision herein to the contrary notwithstanding. Such direction may be accomplished by delivering an Officer's Certificate to the Trustee which describes the amounts deposited in error in the Certificate Account. All funds required to be deposited in the Certificate Account shall be held by the Trustee in trust for the Certificateholders until disbursed in accordance with this Agreement or withdrawn in accordance with Section 3.11. In no event shall the Trustee incur liability for withdrawals from the Certificate Account at the direction of a the Servicer.

            (d) Each institution at which the Servicer Custodial Account or the Certificate Account is maintained shall invest the funds therein as directed in writing by the Servicer in Permitted Investments, which shall mature not later than (i) in the case of the Servicer Custodial Account, the Business Day next preceding the related Remittance Date (except that if such Permitted Investment is an obligation of the institution that maintains such account, then such Permitted Investment shall mature not later than such Remittance Date) and (ii) in the case of the Certificate Account, the Business Day next preceding the Distribution Date (except that if such Permitted Investment is an obligation of the institution that maintains such account, then such Permitted Investment shall mature not later than such Distribution Date) and, in each case, shall not be sold or disposed of prior to its maturity. All such Permitted Investments shall be made in the name of the Trustee, for the benefit of the Certificateholders. All income or gain (net of any losses) realized from any such investment of funds on deposit in the Servicer Custodial Account shall be for the benefit of the Servicer as servicing compensation and shall be retained by it monthly as provided herein. All income or gain (net of any losses) realized from any such investment of funds on deposit in the Certificate Account shall be for the benefit of the Trustee as additional compensation and shall be retained by it monthly as provided herein. The amount of any losses realized in the Servicer Custodial Account or the Certificate Account incurred in any such account in respect of any such investments shall promptly be deposited by the Servicer in the Servicer Custodial Account or by the Trustee in the Certificate Account, as applicable.

            (e) The Servicer shall give notice to the Trustee of any proposed change of the location of the Servicer Custodial Account maintained by the Servicer not later than 30 days and not more than 45 days prior to any change thereof. The Trustee shall give notice to the Servicer, each Rating Agency and the Depositor of any proposed change of the location of the Certificate Account not later than 30 days and not more than 45 days prior to any change thereof. The creation of the Servicer Custodial Account shall be evidenced by a certification substantially in the form of Exhibit F hereto. A copy of such certification shall be furnished to the Trustee.

            (f) The Trustee shall establish and maintain the Upper-Tier Certificate Account. On each Distribution Date (other than the Final Distribution Date, if such Final Distribution Date is in connection with a purchase of the assets of the Trust Estate by the Depositor), the Trustee shall, from funds available on deposit in the Certificate Account, deposit, in immediately available funds, by wire transfer or otherwise, into the Upper-Tier Certificate Account, the Lower-Tier Distribution Amount.

            Section 3.09 Collection of Taxes, Assessments and Similar Items; Escrow Accounts.

            (a) To the extent required by the related Mortgage Note and not violative of current law, the Servicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan which constitute Escrow Payments in trust separate and apart from any of its own funds and general assets and for such purpose shall establish and maintain one or more escrow accounts (collectively, the "Escrow Account"), titled "[Insert name of Servicer], in trust for registered holders of Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2001-F and various Mortgagors." The Escrow Account shall be established with a commercial bank, a savings bank or a savings and loan association that meets the guidelines set forth by FNMA or FHLMC as an eligible institution for escrow accounts and which is a member of the Automated Clearing House. In any case, the Escrow Account shall be insured by the FDIC to the fullest extent permitted by law. The Servicer shall deposit in the appropriate Escrow Account on a daily basis, and retain therein: (i) all Escrow Payments collected on account of the Mortgage Loans, (ii) all amounts representing proceeds of any hazard insurance policy which are to be applied to the restoration or repair of any related Mortgaged Property and (iii) all amounts representing proceeds of any Primary Mortgage Insurance Policy. Nothing herein shall require the Servicer to compel a Mortgagor to establish an Escrow Account in violation of applicable law.

            (b) Withdrawals of amounts so collected from the Escrow Accounts may be made by the Servicer only (i) to effect timely payment of taxes, assessments, mortgage insurance premiums, fire and hazard insurance premiums, condominium or PUD association dues, or comparable items constituting Escrow Payments for the related Mortgage, (ii) to reimburse the Servicer out of related Escrow Payments made with respect to a Mortgage Loan for any Servicing Advance made by the Servicer pursuant to Section 3.09(c) with respect to such Mortgage Loan, (iii) to refund to any Mortgagor any sums determined to be overages, (iv) for transfer to the Servicer Custodial Account upon default of a Mortgagor or in accordance with the terms of the related Mortgage Loan and if permitted by applicable law,
(v) for application to restore or repair the Mortgaged Property, (vi) to pay to the Mortgagor, to the extent required by law, any interest paid on the funds deposited in the Escrow Account, (vii) to pay to itself any interest earned on funds deposited in the Escrow Account (and not required to be paid to the Mortgagor), (viii) to the extent permitted under the terms of the related Mortgage Note and applicable law, to pay late fees with respect to any Monthly Payment which is received after the applicable grace period, (ix) to withdraw suspense payments that are deposited into the Escrow Account, (x) to withdraw any amounts inadvertently deposited in the Escrow Account or (xi) to clear and terminate the Escrow Account upon the termination of this Agreement in accordance with Section 10.01. Any Escrow Account shall not be a part of the Trust Estate.

            (c) With respect to each Mortgage Loan, the Servicer shall maintain accurate records reflecting the status of taxes, assessments and other charges which are or may become a lien upon the Mortgaged Property and the status of Primary Mortgage Insurance Policy premiums and fire and hazard insurance coverage. The Servicer shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable, employing for such purpose deposits of the Mortgagor in the Escrow Account, if any, which shall have been estimated and accumulated by the Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage. To the extent that a Mortgage does not provide for Escrow Payments, the Servicer shall determine that any such payments are made by the Mortgagor. The Servicer assumes full responsibility for the timely payment of all such bills and shall effect timely payments of all such bills irrespective of each Mortgagor's faithful performance in the payment of same or the making of the Escrow Payments. The Servicer shall advance any such payments that are not timely paid, but the Servicer shall be required so to advance only to the extent that such Servicing Advances, in the good faith judgment of the Servicer, will be recoverable by the Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

            Section 3.10 Access to Certain Documentation and Information Regarding the Mortgage Loans.

            The Servicer shall afford the Trustee reasonable access to all records and documentation regarding the Mortgage Loans and all accounts, insurance information and other matters relating to this Agreement, such access being afforded without charge, but only upon reasonable request and during normal business hours at the office designated by the Servicer.

            Upon reasonable advance notice in writing, the Servicer will provide to each Certificateholder which is a savings and loan association, bank or insurance company certain reports and reasonable access to information and documentation regarding the Mortgage Loans sufficient to permit such Certificateholder to comply with applicable regulations of the OTS or other regulatory authorities with respect to investment in the Certificates; provided that the Servicer shall be entitled to be reimbursed by each such Certificateholder for actual expenses incurred by the Servicer in providing such reports and access.

            Section 3.11 Permitted Withdrawals from the Servicer Custodial Account, Certificate Account and Upper-Tier Certificate Account.

            (a) The Servicer may from time to time make withdrawals from the Servicer Custodial Account, for the following purposes:

            (i) to pay to the Servicer (to the extent not previously retained), the servicing compensation to which it is entitled pursuant to Section 3.17, and to pay to the Servicer, as additional servicing compensation, earnings on or investment income with respect to funds in or credited to the Servicer Custodial Account;

            (ii) to reimburse the Servicer for unreimbursed Advances made by it, such right of reimbursement pursuant to this clause (ii) being limited to amounts received on the Mortgage Loan(s) in respect of which any such Advance was made;

            (iii) to reimburse the Servicer for any Nonrecoverable Advance previously made;

            (iv) to reimburse the Servicer for Insured Expenses from the related Insurance Proceeds;

            (v) to pay to the purchaser, with respect to each Mortgage Loan or REO Property that has been purchased pursuant to Sections 2.02, 2.04 or 2.09, all amounts received thereon after the date of such purchase;

            (vi) to reimburse the Servicer or the Depositor for expenses incurred by any of them and reimbursable pursuant to Section 7.03;

            (vii) to withdraw any amount deposited in the Servicer Custodial Account and not required to be deposited therein;

            (viii) on or prior to the Remittance Date, to withdraw an amount equal to the related Pool Distribution Amount, the related Trustee Fee and any other amounts due to the Trustee under this Agreement for such Distribution Date, to the extent on deposit, and remit such amount in immediately available funds to the Trustee for deposit in the Certificate Account; and

            (ix) to clear and terminate the Servicer Custodial Account upon termination of this Agreement pursuant to Section 10.01.

            The Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Servicer Custodial Account pursuant to clauses (i), (ii),
(iv) and (v). Prior to making any withdrawal from the Servicer Custodial Account pursuant to clause (iii), the Servicer shall deliver to the Trustee an Officer's Certificate of a Servicing Officer indicating the amount of any previous Advance determined by the Servicer to be a Nonrecoverable Advance and identifying the related Mortgage Loan(s) and their respective portions of such Nonrecoverable Advance.

            (b) The Trustee shall withdraw funds from the Certificate Account for distributions to Certificateholders in the manner specified in this Agreement. In addition, the Trustee may from time to time make withdrawals from the Certificate Account for the following purposes:

            (i) to pay to itself the Trustee Fee and any other amounts due to the Trustee under this Agreement for the related Distribution Date;

            (ii) to pay to itself as additional compensation earnings on or investment income with respect to funds in the Certificate Account;

            (iii) to withdraw and return to the Servicer any amount deposited in the Certificate Account and not required to be deposited therein; and

            (iv) to clear and terminate the Certificate Account upon termination of the Agreement pursuant to Section 10.01.

            (c) Notwithstanding anything herein to the contrary, the Regular Certificates and the Class A-R Certificate shall not receive distributions directly from the Certificate Account. On each Distribution Date, funds on deposit in the Upper-Tier Certificate Account shall be used to make payments on the Regular Certificates and the Class A-R Certificate as provided in Sections
5.01 and 5.02. The Upper-Tier Certificate Account shall be cleared and terminated upon termination of this Agreement pursuant to Section 10.01.

            Section 3.12 Maintenance of Hazard Insurance.

            The Servicer shall cause to be maintained for each Mortgage Loan, fire and hazard insurance with extended coverage customary in the area where the Mortgaged Property is located in an amount which is at least equal to the lesser of (a) the full insurable value of the Mortgaged Property or (b) the greater of
(i) the outstanding principal balance owing on the Mortgage Loan and (ii) an amount such that the proceeds of such insurance shall be sufficient to avoid the application to the Mortgagor or loss payee of any coinsurance clause under the policy. If the Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) the Servicer will cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration and the requirements of FNMA or FHLMC. The Servicer shall also maintain on REO Property, fire and hazard insurance with extended coverage in an amount which is at least equal to the maximum insurable value of the improvements which are a part of such property, liability insurance and, to the extent required, flood insurance in an amount required above. Any amounts collected by the Servicer under any such policies (other than amounts to be deposited in an Escrow Account and applied to the restoration or repair of the property subject to the related Mortgage or property acquired in liquidation of the Mortgage Loan, or to be released to the Mortgagor in accordance with Customary Servicing Procedures) shall be deposited in the Servicer Custodial Account, subject to withdrawal pursuant to Section 3.11(a). It is understood and agreed that no earthquake or other additional insurance need be required by the Servicer of any Mortgagor or maintained on REO Property, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. All policies required hereunder shall be endorsed with standard mortgagee clauses with loss payable to the Servicer, and shall provide for at least 30 days prior written notice of any cancellation, reduction in amount or material change in coverage to the Servicer.

            The hazard insurance policies for each Mortgage Loan secured by a unit in a condominium development or planned unit development shall be maintained with respect to such Mortgage Loan and the related development in a manner which is consistent with FNMA requirements.

            Notwithstanding the foregoing, the Servicer may maintain a blanket policy insuring against hazard losses on all of the Mortgaged Properties relating to the Mortgage Loans in lieu of maintaining the required hazard insurance policies for each Mortgage Loan and may maintain a blanket policy insuring against special flood hazards in lieu of maintaining any required flood insurance. Any such blanket policies shall (A) be consistent with prudent industry standards, (B) name the Servicer as loss payee, (C) provide coverage in an amount equal to the aggregate unpaid principal balance on the related Mortgage Loans without co-insurance, and (D) otherwise comply with the requirements of this Section 3.12. Any such blanket policy may contain a deductible clause; provided that if any Mortgaged Property is not covered by a separate policy otherwise complying with this Section 3.12 and a loss occurs with respect to such Mortgaged Property which loss would have been covered by such a policy, the Servicer shall deposit in the Servicer Custodial Account the difference, if any, between the amount that would have been payable under a separate policy complying with this Section 3.12 and the amount paid under such blanket policy.

            Section 3.13 Enforcement of Due-On-Sale Clauses; Assumption Agreements.

            (a) Except as otherwise provided in this Section 3.13, when any Mortgaged Property subject to a Mortgage has been conveyed by the Mortgagor, the Servicer shall use reasonable efforts, to the extent that it has actual knowledge of such conveyance, to enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. Notwithstanding the foregoing, the Servicer is not required to exercise such rights with respect to a Mortgage Loan if the Person to whom the related Mortgaged Property has been conveyed or is proposed to be conveyed satisfies the terms and conditions contained in the Mortgage Note and Mortgage related thereto and the consent of the mortgagee under such Mortgage Note or Mortgage is not otherwise required under such Mortgage Note or Mortgage as a condition to such transfer. If (i) the Servicer is prohibited by law from enforcing any such due-on-sale clause, (ii) coverage under any Required Insurance Policy would be adversely affected, (iii) the Mortgage Note does not include a due-on-sale clause or (iv) nonenforcement is otherwise permitted hereunder, the Servicer is authorized, subject to Section 3.13(b), to take or enter into an assumption and modification agreement from or with the Person to whom such Mortgaged Property has been or is about to be conveyed, pursuant to which such Person becomes liable under the Mortgage Note and, unless prohibited by applicable state law, the Mortgagor remains liable thereon; provided that the Mortgage Loan shall continue to be covered (if so covered before the Servicer enters such agreement) by the applicable Required Insurance Policies. The Servicer, subject to Section 3.13(b), is also authorized with the prior approval of the insurers under any Required Insurance Policies to enter into a substitution of liability agreement with such Person, pursuant to which the original Mortgagor is released from liability and such Person is substituted as Mortgagor and becomes liable under the Mortgage Note. Notwithstanding the foregoing, the Servicer shall not be deemed to be in default under this Section 3.13 by reason of any transfer or assumption which the Servicer reasonably believes it is restricted by law from preventing, for any reason whatsoever.

            (b) Subject to the Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.13(a), in any case in which a Mortgaged Property has been conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption agreement or modification agreement or supplement to the Mortgage Note or Mortgage that requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Servicer shall prepare and deliver or cause to be prepared and delivered to the Trustee for signature and shall direct, in writing, the Trustee to execute the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person. In no event shall the Trustee incur liability for executing any document under this Section 3.13 at the direction of the Servicer. In connection with any such assumption, no material term of the Mortgage Note may be changed. In addition, the substitute Mortgagor and the Mortgaged Property must be acceptable to the Servicer in accordance with its underwriting standards as then in effect. Together with each such substitution, assumption or other agreement or instrument delivered to the Trustee for execution by it, the Servicer shall deliver an Officer's Certificate signed by a Servicing Officer stating that the requirements of this subsection have been met. The Servicer shall notify the Trustee that any such substitution or assumption agreement has been completed by forwarding to the Trustee (or at the direction of the Trustee, the Custodian) the original of such substitution or assumption agreement, which in the case of the original shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. Any fee collected by the Servicer for entering into an assumption or substitution of liability agreement may be retained by the Servicer as additional master servicing compensation. Notwithstanding the foregoing, to the extent permissible under applicable law and at the request of the Servicer, the Trustee shall execute and deliver to the Servicer any powers of attorney and other documents prepared by the Servicer that are reasonably necessary or appropriate to enable the Servicer to execute any assumption agreement or modification agreement required to be executed by the Trustee under this Section 3.13.

            Section 3.14 Realization Upon Defaulted Mortgage Loans; REO
Property.

            (a) The Servicer shall use reasonable efforts to foreclose upon or otherwise comparably convert the ownership of Mortgaged Properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments. In connection with such foreclosure or other conversion, the Servicer shall follow Customary Servicing Procedures and shall meet the requirements of the insurer under any Required Insurance Policy; provided, however, that the Servicer may enter into a special servicing agreement with an unaffiliated Holder of 100% Percentage Interest of a Class of Class B Certificates or a holder of a class of securities representing interests in the Class B Certificates alone or together with other subordinated mortgage pass-through certificates. Such agreement shall be substantially in the form attached hereto as Exhibit K or subject to each Rating Agency's acknowledgment that the ratings of the Certificates in effect immediately prior to the entering into such agreement would not be qualified, downgraded or withdrawn and the Certificates would not be placed on credit review status (except for possible upgrading) as a result of such agreement. Any such agreement may contain provisions whereby such holder may instruct the Servicer to commence or delay foreclosure proceedings with respect to delinquent Mortgage Loans and will contain provisions for the deposit of cash by the holder that would be available for distribution to Certificateholders if Liquidation Proceeds are less than they otherwise may have been had the Servicer acted in accordance with its normal procedures. Notwithstanding the foregoing, the Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the restoration of any Mortgaged Property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan after reimbursement to itself of such expenses and (ii) that such expenses will be recoverable to it through proceeds of the liquidation of the Mortgage Loan (respecting which it shall have priority for purposes of withdrawals from the Servicer Custodial Account). Any such expenditures shall constitute Servicing Advances for purposes of this Agreement.

            The decision of the Servicer to foreclose on a defaulted Mortgage Loan shall be subject to a determination by the Servicer that the proceeds of such foreclosure would exceed the costs and expenses of bringing such a proceeding.

            With respect to any REO Property, the deed or certificate of sale shall be taken in the name of the Trustee for the benefit of the Certificateholders, or its nominee, on behalf of the Certificateholders. The Trustee's name shall be placed on the title to such REO Property solely as the Trustee hereunder and not in its individual capacity. The Servicer shall ensure that the title to such REO Property references this Agreement and the Trustee's capacity hereunder. Pursuant to its efforts to sell such REO Property, the Servicer shall either itself or through an agent selected by the Servicer manage, conserve, protect and operate such REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account and in the same manner that similar property in the same locality as the REO Property is managed. Incident to its conservation and protection of the interests of the Certificateholders, the Servicer may rent the same, or any part thereof, as the Servicer deems to be in the best interest of the Certificateholders for the period prior to the sale of such REO Property. The Servicer shall prepare for and deliver to the Trustee a statement with respect to each REO Property that has been rented, if any, showing the aggregate rental income received and all expenses incurred in connection with the management and maintenance of such REO Property at such times as is necessary to enable the Trustee to comply with the reporting requirements of the REMIC Provisions; provided, however, that the Servicer shall have no duty to rent any REO Property on behalf of the Trust. The net monthly rental income, if any, from such REO Property shall be deposited in the Servicer Custodial Account no later than the close of business on each Determination Date. The Servicer shall perform, with respect to the Mortgage Loans, the tax reporting and withholding required by Sections 1445 and 6050J of the Code with respect to foreclosures and abandonments, the tax reporting required by Section 6050H of the Code with respect to the receipt of mortgage interest from individuals and, if required by
Section 6050P of the Code with respect to the cancellation of indebtedness by certain financial entities, by preparing such tax and information returns as may be required, in the form required. The Servicer shall deliver copies of such reports to the Trustee.

            If the Trust acquires any Mortgaged Property as described above or otherwise in connection with a default or a default which is reasonably foreseeable on a Mortgage Loan, the Servicer shall dispose of such Mortgaged Property prior to the end of the third calendar year following the year of its acquisition by the Trust (such period, the "REO Disposition Period") unless (A) the Trustee shall have been supplied by the Servicer with an Opinion of Counsel to the effect that the holding by the Trust of such Mortgaged Property subsequent to the REO Disposition Period will not result in the imposition of taxes on "prohibited transactions" on either the Upper-Tier REMIC or the Lower-Tier REMIC (as defined in Section 860F of the Code) or cause either REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding, or (B) the Trustee (at the Servicer's expense) or the Servicer shall have applied for, prior to the expiration of the REO Disposition Period, an extension of the REO Disposition Period in the manner contemplated by Section 856(e)(3) of the Code. If such an Opinion of Counsel is provided or such an exemption is obtained, the Trust may continue to hold such Mortgaged Property (subject to any conditions contained in such Opinion of Counsel) for the applicable period. Notwithstanding any other provision of this Agreement, no Mortgaged Property acquired by the Trust shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Trust in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or (ii) subject either REMIC to the imposition of any federal, state or local income taxes on the income earned from such Mortgaged Property under Section 860G(c) of the Code or otherwise, unless the Servicer has agreed to indemnify and hold harmless the Trust with respect to the imposition of any such taxes. The Servicer shall identify to the Trustee any Mortgaged Property relating to a Mortgage Loan held by the Trust for 30 months for which no plans to dispose of such Mortgaged Property by the Servicer have been made. After delivery of such identification, the Servicer shall proceed to dispose of any such Mortgaged Property by holding a commercially reasonable auction for such property.

            The income earned from the management of any REO Properties, net of reimbursement to the Servicer for expenses incurred (including any property or other taxes) in connection with such management and net of unreimbursed Servicing Fees, Periodic Advances and Servicing Advances, shall be applied to the payment of principal of and interest on the related defaulted Mortgage Loans (solely for the purposes of allocating principal and interest, interest shall be treated as accruing as though such Mortgage Loans were still current) and all such income shall be deemed, for all purposes in this Agreement, to be payments on account of principal and interest on the related Mortgage Notes and shall be deposited into the Servicer Custodial Account. To the extent the net income received during any calendar month is in excess of the amount attributable to amortizing principal and accrued interest at the related Mortgage Interest Rate on the related Mortgage Loan for such calendar month, such excess shall be considered to be a partial prepayment of principal of the related Mortgage Loan.

            The proceeds from any liquidation of a Mortgage Loan, as well as any income from an REO Property, will be applied in the following order of priority: first, to reimburse the Servicer for any related unreimbursed Servicing Advances and Servicing Fees; second, to reimburse the Servicer for any unreimbursed Periodic Advances and to reimburse the Servicer Custodial Account for any Nonrecoverable Advances (or portions thereof) that were previously withdrawn by the Servicer pursuant to Section 3.11(a)(iii) that related to such Mortgage Loan; third, to accrued and unpaid interest (to the extent no Periodic Advance has been made for such amount or any such Periodic Advance has been reimbursed) on the Mortgage Loan or related REO Property, at the Mortgage Rate to the Due Date occurring in the month in which such amounts are required to be distributed; and fourth, as a recovery of principal of the Mortgage Loan. Excess Proceeds, if any, from the liquidation of a Liquidated Mortgage Loan will be retained by the Servicer as additional servicing compensation pursuant to
Section 3.17.

            (b) The Servicer shall promptly notify the Depositor of any Mortgage Loan which comes into default. The Depositor shall be entitled, at its option, to repurchase (i) any such defaulted Mortgage Loan from the Trust Estate if (a) in the Depositor's judgment, the default is not likely to be cured by the Mortgagor and (b) such Mortgage Loan is 180 days or more delinquent or (ii) any Mortgage Loan in the Trust Estate which pursuant to Section 4(b) of the Mortgage Loan Purchase Agreement the Seller requests the Depositor to repurchase and to sell to the Seller to facilitate the exercise of the Seller's rights against the originator or prior holder of such Mortgage Loan. The purchase price for any such Mortgage Loan shall be 100% of the unpaid principal balance of such Mortgage Loan plus accrued interest thereon at the Mortgage Interest Rate (less the Servicing Fee Rate for such Mortgage Loan) through the last day of the month in which such repurchase occurs. Upon the receipt of such purchase price, the Servicer shall provide to the Trustee the notification required by Section 3.15 and the Trustee or the Custodian shall promptly release to the Depositor the Mortgage File relating to the Mortgage Loan being repurchased.

            Section 3.15 Trustee to Cooperate; Release of Mortgage Files.

            Upon the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer will immediately notify the Trustee (or, at the direction of the Trustee, the Custodian) by delivering, or causing to be delivered, two copies (one of which will be returned to the Servicer with the Mortgage File) of a Request for Release (which may be delivered in an electronic format acceptable to the Trustee and the Servicer). Upon receipt of such request, the Trustee or the Custodian, as applicable, shall within seven Business Days release the related Mortgage File to the Servicer. The Trustee shall at the Servicer's direction execute and deliver to the Servicer the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage, in each case provided by the Servicer, together with the Mortgage Note with written evidence of cancellation thereon. If the Mortgage has been recorded in the name of MERS or its designee, the Servicer shall take all necessary action to reflect the release of the Mortgage on the records of MERS. Expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the related Mortgagor. From time to time and as shall be appropriate for the servicing or foreclosure of any Mortgage Loan, including for such purpose collection under any policy of flood insurance, any fidelity bond or errors or omissions policy, or for the purposes of effecting a partial release of any Mortgaged Property from the lien of the Mortgage or the making of any corrections to the Mortgage Note or the Mortgage or any of the other documents included in the Mortgage File, the Trustee or the Custodian, as applicable, shall, upon delivery to the Trustee (or, at the direction of the Trustee, the Custodian) of a Request for Release signed by a Servicing Officer, release the Mortgage File within seven Business Days to the Servicer. Subject to the further limitations set forth below, the Servicer shall cause the Mortgage File so released to be returned to the Trustee or the Custodian, as applicable, when the need therefor by the Servicer no longer exists, unless the Mortgage Loan is liquidated and the proceeds thereof are deposited in the Servicer Custodial Account, in which case the Servicer shall deliver to the Trustee or the Custodian, as applicable, a Request for Release, signed by a Servicing Officer.

            The Trustee shall execute and deliver to the Servicer any powers of attorney and other documents prepared by the Servicer that are reasonably necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement, upon the request of the Servicer. In addition, upon prepayment in full of any Mortgage Loan or the receipt of notice that funds for such purpose have been placed in escrow, the Servicer is authorized to give, as attorney-in-fact for the Trustee and the mortgagee under the Mortgage, an instrument of satisfaction (or Assignment of Mortgage without recourse) regarding the Mortgaged Property relating to such Mortgage Loan, which instrument of satisfaction or Assignment of Mortgage, as the case may be, shall be delivered to the Person entitled thereto against receipt of the prepayment in full. If the Mortgage is registered in the name of MERS or its designee, the Servicer shall take all necessary action to reflect the release on the records of MERS. In lieu of executing such satisfaction or Assignment of Mortgage, or if another document is required to be executed by the Trustee, the Servicer may deliver or cause to be delivered to the Trustee, for signature, as appropriate, any court pleadings, requests for trustee's sale or other documents necessary to effectuate such foreclosure or any legal action brought to obtain judgment against the Mortgagor on the Mortgage Note or the Mortgage or to obtain a deficiency judgment or to enforce any other remedies or rights provided by the Mortgage Note or the Mortgage or otherwise available at law or in equity.

            Section 3.16 Documents, Records and Funds in Possession of the Servicer to be Held for the Trustee.

            The Servicer shall transmit to the Trustee or, at the direction of the Trustee, the Custodian as required by this Agreement all documents and instruments in respect of a Mortgage Loan coming into the possession of the Servicer from time to time and shall account fully to the Trustee for any funds received by the Servicer or which otherwise are collected by the Servicer as Liquidation Proceeds or Insurance Proceeds in respect of any Mortgage Loan. The documents constituting the Servicing File shall be held by the Servicer as custodian and bailee for the Trustee. All Mortgage Files and funds collected or held by, or under the control of, the Servicer in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds, including but not limited to, any funds on deposit in the Servicer Custodial Account, shall be held by the Servicer for and on behalf of the Trustee and shall be and remain the sole and exclusive property of the Trustee, subject to the applicable provisions of this Agreement. The Servicer also agrees that it shall not knowingly create, incur or subject any Mortgage File or any funds that are deposited in the Servicer Custodial Account, Certificate Account or any Escrow Account, or any funds that otherwise are or may become due or payable to the Trustee for the benefit of the Certificateholders, to any claim, lien, security interest, judgment, levy, writ of attachment or other encumbrance created by the Servicer, or assert by legal action or otherwise any claim or right of setoff against any Mortgage File or any funds collected on, or in connection with, a Mortgage Loan, except, however, that the Servicer shall be entitled to set off against and deduct from any such funds any amounts that are properly due and payable to the Servicer under this Agreement.

            Section 3.17 Servicing Compensation.

            The Servicer shall be entitled out of each payment of interest on a Mortgage Loan (or portion thereof) and included in the Trust Estate to retain or withdraw from the Servicer Custodial Account an amount equal to the Servicing Fee for such Distribution Date.

            Additional servicing compensation in the form of Excess Proceeds, prepayment penalties, assumption fees, late payment charges and all income and gain net of any losses realized from Permitted Investments and all other customary and ancillary income and fees shall be retained by the Servicer to the extent not required to be deposited in the Servicer Custodial Account pursuant to Section 3.08(b). The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided in this Agreement.

            Notwithstanding the foregoing, with respect to the payment of the Servicing Fee on any Distribution Date, the aggregate Servicing Fee for the Servicer for such Distribution Date shall be reduced (but not below zero) by an amount equal to the lesser of (a) the Prepayment Interest Shortfall for such Distribution Date relating to the Mortgage Loans and (b) one-twelfth of 0.25% of the aggregate Stated Principal Balance of such Mortgage Loans for such Distribution Date (any such reduction, "Compensating Interest").

            Section 3.18 Annual Statement as to Compliance.

            The Servicer shall deliver to the Trustee and each Rating Agency on or before 90 days after the end of the Servicer's fiscal year, commencing with its 2001 fiscal year, an Officer's Certificate stating, as to the signer thereof, that (a) a review of the activities of the Servicer during the preceding calendar year and of the performance of the Servicer under this Agreement has been made under such officer's supervision, and (b) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof.

            Section 3.19 Annual Independent Public Accountants' Servicing Statement; Financial Statements.

            The Servicer shall, at its own expense, on or before 90 days after the end of the Servicer's fiscal year, commencing with its 2001 fiscal year, cause a firm of independent public accountants (who may also render other services to the Servicer or any affiliate thereof) which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Trustee to the effect that such firm has with respect to the Servicer's overall servicing operations, examined such operations in accordance with the requirements of the Uniform Single Attestation Program for Mortgage Bankers, stating such firm's conclusions relating thereto.

            Section 3.20 Advances.

            The Servicer shall determine on or before each Servicer Advance Date whether it is required to make a Periodic Advance pursuant to the definition thereof. If the Servicer determines it is required to make a Periodic Advance, it shall, on or before the Servicer Advance Date, either (a) deposit into the Servicer Custodial Account an amount equal to the Advance and/or (b) make an appropriate entry in its records relating to the Servicer Custodial Account that any portion of the Amount Held for Future Distribution in the Servicer Custodial Account has been used by the Servicer in discharge of its obligation to make any such Periodic Advance. Any funds so applied shall be replaced by the Servicer by deposit in the Servicer Custodial Account no later than the close of business on the Business Day preceding the next Servicer Advance Date. The Servicer shall be entitled to be reimbursed from the Servicer Custodial Account for all Advances of its own funds made pursuant to this Section 3.20 as provided in Section 3.11(a). The obligation to make Periodic Advances with respect to any Mortgage Loan shall continue until the ultimate disposition of the REO Property or Mortgaged Property relating to such Mortgage Loan. The Servicer shall inform the Trustee of the amount of the Periodic Advance to be made by the Servicer on each Servicer Advance Date no later than the related Remittance Date.

            The Servicer shall deliver to the Trustee on the related Servicer Advance Date an Officer's Certificate of a Servicing Officer indicating the amount of any proposed Periodic Advance determined by the Servicer to be a Nonrecoverable Advance. Notwithstanding anything to the contrary, the Servicer shall not be required to make any Periodic Advance or Servicing Advance that would be a Nonrecoverable Advance.

            Section 3.21 Modifications, Waivers, Amendments and Consents.

            (a) Subject to this Section 3.21, the Servicer may agree to any modification, waiver, forbearance, or amendment of any term of any Mortgage Loan without the consent of the Trustee or any Certificateholder. All modifications, waivers, forbearances or amendments of any Mortgage Loan shall be in writing and shall be consistent with Customary Servicing Procedures.

            (b) The Servicer shall not agree to enter into, and shall not enter into, any modification, waiver (other than a waiver referred to in Section 3.13, which waiver, if any, shall be governed by Section 3.13), forbearance or amendment of any term of any Mortgage Loan if such modification, waiver, forbearance, or amendment would:

            (i) affect the amount or timing of any related payment of principal, interest or other amount payable thereunder;

            (ii) in the Servicer's judgment, materially impair the security for such Mortgage Loan or reduce the likelihood of timely payment of amounts due thereon; or

            (iii) otherwise constitute a "significant modification" within the meaning of Treasury Regulations Section 1.860G-2(b);

unless, in either case, (A) such Mortgage Loan is 90 days or more past due or
(B) the Servicer delivers to the Trustee an Opinion of Counsel to the effect that such modification, waiver, forbearance or amendment would not affect the REMIC status of either the Upper-Tier REMIC or the Lower-Tier REMIC and, in either case, such modification, waiver, forbearance or amendment is reasonably likely to produce a greater recovery with respect to such Mortgage Loan than would liquidation. Subject to Customary Servicing Procedures, the Servicer may permit a forbearance for a Mortgage Loan which in the Servicer's judgment is subject to imminent default.

            (c) Any payment of interest, which is deferred pursuant to any modification, waiver, forbearance or amendment permitted hereunder, shall not, for purposes hereof, including, without limitation, calculating monthly distributions to Certificateholders, be added to the unpaid principal balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan or such modification, waiver or amendment so permit.

            (d) The Servicer may, as a condition to granting any request by a Mortgagor for consent, modification, waiver, forbearance or amendment, the granting of which is within the Servicer's discretion pursuant to the Mortgage Loan and is permitted by the terms of this Agreement, require that such Mortgagor pay to the Servicer, as additional servicing compensation, a reasonable or customary fee for the additional services performed in connection with such request, together with any related costs and expenses incurred by the Servicer, which amount shall be retained by the Servicer as additional servicing compensation.

            (e) The Servicer shall notify the Trustee, in writing, of any modification, waiver, forbearance or amendment of any term of any Mortgage Loan and the date thereof, and shall deliver to the Trustee (or, at the direction of the Trustee, the Custodian) for deposit in the related Mortgage File, an original counterpart of the agreement relating to such modification, waiver, forbearance or amendment, promptly (and in any event within ten Business Days) following the execution thereof; provided, however, that if any such modification, waiver, forbearance or amendment is required by applicable law to be recorded, the Servicer (i) shall deliver to the Trustee a copy thereof and
(ii) shall deliver to the Trustee such document, with evidence of notification upon receipt thereof from the public recording office.

            Section 3.22 Reports to the Securities and Exchange Commission.

            The Trustee shall, on behalf of the Trust, cause to be filed with the Securities and Exchange Commission any periodic reports required to be filed under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder, for so long as any Certificates registered under the 1933 Act are outstanding (other than the Current Report on Form 8-K to be filed by the Depositor in connection with computational materials and the initial Current Report on Form 8-K to be filed by the Depositor in connection with the issuance of the Certificates). Upon the request of the Trustee, the Servicer and the Depositor shall cooperate with the Trustee in the preparation of any such report and shall provide to the Trustee in a timely manner all such information or documentation as the Trustee may reasonably request in connection with the performance of its duties and obligations under this Section.


                                   ARTICLE IV

                             SERVICER'S CERTIFICATE

            Section 4.01 Servicer's Certificate.

            Each month, not later than 12:00 noon Eastern time on the Business Day following each Determination Date, the Servicer shall deliver to the Trustee, a Servicer's Certificate (in substance and format mutually acceptable to the Servicer and the Trustee) certified by a Servicing Officer setting forth the information necessary in order for the Trustee to perform its obligations under this Agreement. The Trustee may conclusively rely upon the information contained in a Servicer's Certificate for all purposes hereunder and shall have no duty to verify or re-compute any of the information contained therein.

            Each such statement shall be provided by the Trustee to any Holder of a Certificate upon request and shall also, to the extent available, include information regarding delinquencies on Mortgage Loans providing such statement, indicating the number and aggregate principal amount of Mortgage Loans which are either one, two, three or more than three months delinquent and the book value of any REO Property.


                                    ARTICLE V

                 PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS;
                              REMIC ADMINISTRATION

            Section 5.01 Distributions. On each Distribution Date, based solely on the information in the Servicer's Certificate, the Trustee shall distribute out of the Upper-Tier Certificate Account or Certificate Account, as applicable, (to the extent funds are available therein) to each Certificateholder of record on the related Record Date (other than as provided in Section 10.01 respecting the final distribution) (a) by check mailed to such Certificateholder entitled to receive a distribution on such Distribution Date at the address appearing in the Certificate Register, or (b) upon written request by the Holder of a Regular Certificate (in the event such Certificateholder owns of record 100% of a Class of Certificates or holds Certificates of any Class having denominations aggregating $1,000,000 or more), by wire transfer or by such other means of payment as such Certificateholder and the Trustee shall agree upon, such Certificateholder's Percentage Interest in the amount to which the related Class of Certificates is entitled in accordance with the priorities set forth below in
Section 5.02.

            None of the Holders of any Class of Certificates, the Depositor, the Servicer or the Trustee shall in any way be responsible or liable to Holders of any Class of Certificates in respect of amounts properly previously distributed on any such Class.

            Amounts distributed with respect to any Class of Certificates shall be applied first to the distribution of interest thereon and then to principal thereon.

            Section 5.02 Priorities of Distributions.

            (a) On each Distribution Date, based solely on the information contained in the Servicer's Certificate, the Trustee shall withdraw from the Certificate Account (to the extent funds are available therein) (1) the amounts payable to the Trustee pursuant to Sections 3.11(b)(i) and 3.11(b)(ii) and shall pay such funds to itself, and (2) the Pool Distribution Amount, in an amount as specified in written notice received by the Trustee from the Servicer no later than the related Determination Date, and shall apply such funds, first, to distributions in respect of the Uncertificated Lower-Tier Interests as specified in this Section 5.02(a) for deposit in the Upper-Tier Certificate Account and to the Class A-LR Certificate, and then from the Upper-Tier Certificate Account to distributions on the Certificates in the following order of priority and to the extent of such funds:

            (i) to each Class of Senior Certificates (other than the Class A-LR Certificate), an amount allocable to interest equal to the Interest Distribution Amount for such Class and any shortfall being allocated among such Classes in proportion to the amount of the Interest Distribution Amount that would have been distributed in the absence of such shortfall;

            (ii) to the Class A Certificates (other than the Class A-LR Certificate), in an aggregate amount up to the Senior Principal Distribution Amount, such distribution to be allocated among such Classes in accordance with Section 5.02(b);

            (iii) to each Class of Subordinate Certificates, subject to paragraph (d) below, in the following order of priority:

                  (A) to the Class B-1 Certificates, an amount allocable to
            interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                  (B) to the Class B-1 Certificates, an amount allocable to
            principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof has been reduced to zero;

                  (C) to the Class B-2 Certificates, an amount allocable to
            interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                  (D) to the Class B-2 Certificates, an amount allocable to
            principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof has been reduced to zero;

                  (E) to the Class B-3 Certificates, an amount allocable to
            interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                  (F) to the Class B-3 Certificates, an amount allocable to
            principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof has been reduced to zero;

                  (G) to the Class B-4 Certificates, an amount allocable to
            interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                  (H) to the Class B-4 Certificates, an amount allocable to
            principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof has been reduced to zero;

                  (I) to the Class B-5 Certificates, an amount allocable to
            interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                  (J) to the Class B-5 Certificates, an amount allocable to
            principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof has been reduced to zero;

                  (K) to the Class B-6 Certificates, an amount allocable to
            interest equal to the Interest Distribution Amount for such Class for such Distribution Date; and

                  (L) to the Class B-6 Certificates, an amount allocable to
            principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof has been reduced to zero; and

            (iv) to the Holder of the Class A-R Certificate, any amounts remaining in the Upper-Tier Certificate Account, and to the Holder of the Class A-LR Certificate, any remaining Pool Distribution Amount.

            All distributions in respect of the Interest Distribution Amount for a Class will be applied first with respect to the amount payable pursuant to clause (i) of the definition of "Interest Distribution Amount," and second with respect to the amount payable pursuant to clause (ii) of such definition.

            On each Distribution Date, each Uncertificated Lower-Tier Interest shall receive distributions in respect of principal in an amount equal to the amount of principal distributed to their respective Corresponding Upper-Tier Class as provided herein. On each Distribution Date, each Uncertificated Lower-Tier Interest shall receive distributions in respect of interest in an amount equal to the sum of (i) the Interest Distribution Amounts in respect of its Corresponding Upper-Tier Class to the extent actually distributed thereon and (ii) the product of the IO Interest Fraction for such Uncertificated Lower-Tier Class and the amount of interest accrued on the Class A-IO Certificates net of any distribution in respect of any Class Unpaid Interest Shortfall in each case actually distributed on the Class A-IO Certificates. Such amounts distributed to the Uncertificated Lower-Tier Interests in respect of principal and interest with respect to any Distribution Date are referred to herein collectively as the "Lower-Tier Distribution Amount."

            As of any date, the principal balance of each Uncertificated Lower-Tier Interest equals the aggregate of the Class Certificate Balances of the respective Corresponding Upper-Tier Class. The initial principal balance of each Uncertificated Lower-Tier Interest equals the aggregate of the Initial Class Certificate Balances of the respective Corresponding Upper-Tier Class.

            The pass-through rate with respect to the Class A-L1 Interest, Class A-L2 Interest, Class A-LUR Interest, Class B-L1 Interest, Class B-L2 Interest, Class B-L3 Interest, Class B-L4 Interest, Class B-L5 Interest and Class B-L6 Interest shall be the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans. Any Non-Supported Interest Shortfalls will be allocated to each Uncertificated Lower-Tier Interest in the same relative proportions as interest is allocated to such Uncertificated Lower-Tier Interest.

            (b) On each Distribution Date prior to the Senior Credit Support Depletion Date, the amount distributable to the Class A Certificates pursuant to
Section 5.02(a)(ii) for such Distribution Date, will be distributed in the following order of priority:

                  first, concurrently, to the Class A-R and Class A-LR
            Certificates, pro rata, until their Class Certificate Balances have been reduced to zero; and

                  second, concurrently, to the Class A-1 and Class A-2
            Certificates, pro rata, until their Class Certificate Balances have been reduced to zero.

            The Class A-IO Certificates are Interest-Only Certificates and are not entitled to distributions in respect of principal.

            On each Distribution Date on or after the Senior Credit Support Depletion Date, notwithstanding the allocation and priority set forth above, the portion of the Pool Distribution Amount available to be distributed as principal of the Class A Certificates shall be distributed concurrently, as principal, on such Classes, pro rata, on the basis of their respective Class Certificate Balances, until the Class Certificate Balances thereof are reduced to zero.

            (c) On each Distribution Date, Accrued Certificate Interest for each Class of Certificates for such Distribution Date shall be reduced by such Class's pro rata share, based on such Class's Interest Distribution Amount for such Distribution Date, without taking into account the allocation made by this
Section 5.02(c), of (A) Non-Supported Interest Shortfalls, (B) any Excess Losses allocable to interest, (C) on and after the Senior Credit Support Depletion Date, any other Realized Loss allocable to interest and (D) each Relief Act Reduction incurred during the calendar month preceding the month of such Distribution Date.

            (d) Notwithstanding the priority and allocation contained in Section 5.02(a)(iii), (A) if with respect to any Class of Subordinate Certificates on any Distribution Date, (i) the aggregate of the Class Certificate Balances immediately prior to such Distribution Date of all Classes of Subordinate Certificates which have a higher numerical Class designation than such Class, divided by (ii) the aggregate Class Certificate Balance of all the Certificates immediately prior to such Distribution Date (the "Fractional Interest") is less than the Original Fractional Interest for such Class, no distribution of principal will be made to any Classes junior to such Class (the "Restricted Classes"), the Class Certificate Balances of the Restricted Classes will not be used in determining the Pro Rata Share for the Subordinate Certificates that are not Restricted Classes; provided, however, if the aggregate Class Certificate Balances of the Subordinate Certificates that are not Restricted Classes are reduced to zero, then notwithstanding the above, any funds remaining will be distributed sequentially to the Restricted Classes in order of their respective numerical Class designations (beginning with the Class of Restricted Certificates then outstanding with the lowest numerical Class designation) and
(B) if with respect to any Class of Subordinate Certificates on any Distribution Date prior to the Distribution Date in November 2012, the Fractional Interest of such Class is less than twice its Original Fractional Interest and the Senior Prepayment Percentage for such Distribution Date is determined in accordance with clause (ii) or (iii) of the second sentence of the definition of "Senior Prepayment Percentage," the Classes of Subordinate Certificates that have higher numerical designations will receive in respect of clause (ii) of the Subordinate Principal Distribution Amount, an amount equal to the product of their Pro Rata Shares and the percentages set forth in the following table:

Distribution Date Occurring                           Percentage
---------------------------                           ----------
November 2001 through October 2008                        0%
November 2008 through October 2009                        30%
November 2009 through October 2010                        40%
November 2010 through October 2011                        60%
November 2011 through October 2012                        80%

Each Class of Subordinate Certificates that received its full Pro Rata Share will be allocated any remaining amount in respect of clause (ii) of the Subordinate Principal Distribution Amount, pro rata (based on the Class Certificate Balances of only those Subordinate Certificates that received a full Pro Rata Share).

            Section 5.03 Allocation of Losses.

            (a) On or prior to each Determination Date, the Servicer shall inform the Trustee in writing with respect to each Mortgage Loan: (1) whether any Realized Loss is a Deficient Valuation, a Debt Service Reduction, a Fraud Loss or a Special Hazard Loss, (2) of the amount of such loss or Deficient Valuation, or of the terms of such Debt Service Reduction and (3) of the total amount of Realized Losses. Based on such information, the Trustee shall determine the total amount of Realized Losses, including Excess Losses, with respect to the related Distribution Date.

            The principal portion of Realized Losses with respect to any Distribution Date shall be allocated as follows:

            (i) the principal portion of any Realized Loss (other than an Excess
      Loss) shall be allocated first to the Subordinate Certificates in reverse order of their respective numerical Class designations (beginning with the Class of Subordinate Certificates then outstanding with the highest numerical Class designation) until the respective Class Certificate Balance of each such Class is reduced to zero, and second to the Senior Certificates, pro rata, on the basis of their respective Class Certificate Balances immediately prior to the related Distribution Date; and

            (ii) the principal portion of any Excess Losses shall be allocated pro rata among the Senior Certificates in the aggregate on the basis of their aggregate principal balance and among the Classes of Subordinate Certificates on the basis of their respective Class Certificate Balances immediately prior to the related Distribution Date. Excess Losses allocated to the Senior Certificates will be allocated among such Classes pro rata on the basis of their respective Class Certificate Balances.

            (b) The Class Certificate Balance of the Class of Subordinate Certificates then outstanding with the highest numerical Class designation shall be reduced on each Distribution Date by the amount, if any, by which the aggregate of the Class Certificate Balances of all outstanding Classes of Certificates (after giving effect to the amount to be distributed as a distribution of principal and the allocation of Realized Losses on such Distribution Date) exceeds the Adjusted Pool Amount for such Distribution Date.

            After the Senior Credit Support Depletion Date, the Class Certificate Balances of the Senior Certificates in the aggregate shall be reduced on each Distribution Date by the amount, if any, by which the aggregate of the Class Certificate Balances of all outstanding Classes of Senior Certificates (after giving effect to the amount to be distributed as a distribution of principal and the allocation of Realized Losses on such Distribution Date) exceeds the Adjusted Pool Amount for such Distribution Date.

            Any such reduction shall be allocated among the Senior Certificates based on the Class Certificate Balances immediately prior to such Distribution Date.

            (c) Any Realized Loss allocated to a Class of Certificates or any reduction in the Class Certificate Balance of a Class of Certificates pursuant to Section 5.03(b) above shall be allocated among the Certificates of such Class in proportion to their respective Percentage Interests.

            (d) Any allocation of Realized Losses to a Class of Certificates or any reduction in the Class Certificate Balance of a Class pursuant to Section 5.03(b) above shall be accomplished by reducing the Class Certificate Balance thereof prior to the distributions made on the related Distribution Date in accordance with the definition of "Class Certificate Balance."

            (e) With respect to any Distribution Date, Realized Losses allocated pursuant to this Section 5.03 will be allocated to each Uncertificated Lower-Tier Interest in an amount equal to the amount allocated to its respective Corresponding Upper-Tier Class as provided above.

            Section 5.04 Statements to Certificateholders.

            (a) Prior to the Distribution Date in each month, based upon the information provided to the Trustee on the Servicer's Certificates delivered to the Trustee pursuant to Section 4.01, the Trustee shall determine the following information with respect to such Distribution Date:

            (i) the amount allocable to principal, separately identifying the aggregate amount of any Principal Prepayments and Liquidation Proceeds included therein;

            (ii) the amount allocable to interest, any Class Unpaid Interest Shortfall included in such distribution and any remaining Class Unpaid Interest Shortfall after giving effect to such distribution;

            (iii) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall and the allocation thereof as between principal and interest;

            (iv) the Class Certificate Balance of each Class of Certificates after giving effect to the distribution of principal on such Distribution Date;

            (v) the Pool Stated Principal Balance for the following Distribution Date;

            (vi) the Senior Percentage and Subordinate Percentage for the following Distribution Date;

            (vii) the amount of the Servicing Fee paid to or retained by the Servicer with respect to such Distribution Date;

            (viii) the Pass-Through Rate for each such Class of Certificates with respect to such Distribution Date;

            (ix) the amount of Periodic Advances included in the distribution on such Distribution Date and the aggregate amount of Periodic Advances outstanding as of the close of business on such Distribution Date;

            (x) the number and aggregate principal amounts of Mortgage Loans (A) delinquent (exclusive of Mortgage Loans in foreclosure) (1) 1 to 30 days
      (2) 31 to 60 days (3) 61 to 90 days and (4) 91 or more days and (B) in foreclosure, as of the close of business on the last day of the calendar month preceding such Distribution Date;

            (xi) with respect to any Mortgage Loan that became an REO Property during the preceding calendar month, the loan number and Stated Principal Balance of such Mortgage Loan as of the close of business on the Determination Date preceding such Distribution Date and the date of acquisition thereof;

            (xii) the total number and principal balance of any REO Properties (and market value, if available) as of the close of business on the Determination Date preceding such Distribution Date;

            (xiii) the Senior Prepayment Percentage and the Subordinate Prepayment Percentage for the following Distribution Date;

            (xiv) the aggregate amount of Realized Losses incurred during the preceding calendar month;

            (xv) the Special Hazard Loss Amount, the Fraud Loss Amount and the Bankruptcy Loss Amount, in each case as of the related Determination Date; and

            (xvi) in the case of the Class A-IO Certificates, the Class A-IO Notional Amount for the following Distribution Date.

            (b) No later than each Distribution Date, the Trustee, based upon information supplied to it on the Servicer's Certificates, shall prepare and deliver (by mail, fax or electronically) to each Holder of a Certificate, each Rating Agency and the Servicer a statement setting forth the information set forth in Section 5.04(a).

            In the case of information furnished pursuant to clauses (i), (ii) and (ix) of Section 5.04(a), the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination.

            On each Distribution Date, the Trustee shall prepare and furnish to each Financial Market Service, in electronic or such other format and media mutually agreed upon by the Trustee, the Financial Market Service and the Depositor, the information contained in the statement described in Section 5.04(a) for such Distribution Date.

            The Trustee may make available each month, to any interested party, the monthly statement to Certificateholders via the Trustee's website.

            Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each Person who at any time during the calendar year was the Holder of a Certificate, if requested in writing by such Person, a statement containing the information set forth in clauses (i), (ii) and (vii) of Section 5.04(a), in each case aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time in force.

            The Trustee shall deliver to the Holders of Certificates any reports or information the Trustee is required by this Agreement or the Code, Treasury Regulations or REMIC Provisions to deliver to the Holders of Certificates, and the Trustee shall prepare and provide to the Certificateholders (by mail, telephone, or publication as may be permitted by applicable Treasury Regulations) such other reasonable information as the Trustee deems necessary or appropriate or is required by the Code, Treasury Regulations, and the REMIC Provisions including, but not limited to, (i) information to be reported to the Holders of the Residual Certificates for quarterly notices on Schedule Q (Form
1066) (which information shall be forwarded to the Holders of the Residual Certificates by the Trustee), (ii) information to be provided to the Holders of Certificates with respect to amounts which should be included as interest and original issue discount in such Holders' gross income and (iii) information to be provided to all Holders of Certificates setting forth the percentage of each REMIC's assets, determined in accordance with Treasury Regulations using a convention, not inconsistent with Treasury Regulations, selected by the Trustee in its absolute discretion, that constitute real estate assets under Section 856 of the Code, and assets described in Section 7701(a)(19)(C) of the Code; provided, however, that in setting forth the percentage of such assets of each REMIC, nothing contained in this Agreement, including without limitation Section
7.03 hereof, shall be interpreted to require the Trustee periodically to appraise the fair market values of the assets of the Trust Estate or to indemnify the Trust Estate or any Certificateholders from any adverse federal, state or local tax consequences associated with a change subsequently required to be made in the Depositor's initial good faith determinations of such fair market values (if subsequent determinations are required pursuant to the REMIC Provisions) made from time to time.

            Section 5.05 Tax Returns and Reports to Certificateholders.

            (a) For federal income tax purposes, each REMIC shall have a calendar year taxable year and shall maintain its books on the accrual method of accounting.

            (b) The Trustee shall prepare or cause to be prepared, shall execute and shall file or cause to be filed with the Internal Revenue Service and applicable state or local tax authorities income tax information returns for each taxable year with respect to each REMIC containing such information at the times and in the manner as may be required by the Code, the Treasury Regulations or state or local tax laws, regulations, or rules, and shall furnish or cause to be furnished to each REMIC and the Certificateholders the schedules, statements or information at such times and in such manner as may be required thereby. Within 30 days of the Closing Date, the Trustee shall furnish or cause to be furnished to the Internal Revenue Service, on Form 8811 or as otherwise required by the Code or the Treasury Regulations, the name, title, address and telephone number of the person that Holders of the Certificates may contact for tax information relating thereto, together with such additional information at the time or times and in the manner required by the Code or the Treasury Regulations. Such federal, state, or local income tax or information returns shall be signed by the Trustee, or such other Person as may be required to sign such returns by the Code, the Treasury Regulations or state or local tax laws, regulations, or rules.

            (c) In the first federal income tax return of each REMIC for its short taxable year ending December 31, 2001, REMIC status shall be elected for such taxable year and all succeeding taxable years.

            (d) The Trustee will maintain or cause to be maintained such records relating to each REMIC, including but not limited to records relating to the income, expenses, assets and liabilities of the Trust Estate, and the initial fair market value and adjusted basis of the Trust Estate property and assets determined at such intervals as may be required by the Code or the Treasury Regulations, as may be necessary to prepare the foregoing returns, schedules, statements or information.

            (e) For purposes of calculating original issue discount with respect to the Class A-1, Class A-2, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, the Trustee shall not treat interest in excess of the fixed Pass-Through Rate (as specified in the table in the Preliminary Statement) as qualified stated interest, and shall include any such interest in the stated redemption price at maturity for any such Class. The terms "original issue discount" and "stated maturity price at redemption" shall have the meanings provided by Sections 1271 through 1275 of the Code and Treasury Regulations promulgated thereunder.

            Section 5.06 Tax Matters Person. The Tax Matters Person shall have the same duties with respect to each REMIC as those of a "tax matters partner" under Subchapter C of Chapter 63 of Subtitle F of the Code. The Holder of the Class A-R Certificate is hereby designated as the Tax Matters Person for the Upper-Tier REMIC. The Holder of the Class A-LR Certificate is hereby designated as the Tax Matters Person for the Lower-Tier REMIC. By their acceptance of the Class A-R or Class A-LR Certificate, as applicable, each such Holder irrevocably appoints the Trustee as its agent to perform all of the duties of the Tax Matters Person for the Upper-Tier REMIC and the Lower-Tier REMIC.

            Section 5.07 Rights of the Tax Matters Person in Respect of the Trustee. The Trustee shall afford the Tax Matters Person, upon reasonable notice during normal business hours, access to all records maintained by the Trustee in respect of its duties hereunder and access to officers of the Trustee responsible for performing such duties. Upon request, the Trustee shall furnish the Tax Matters Person with its most recent report of condition published pursuant to law or to the requirements of its supervisory or examining authority publicly available. The Trustee shall make available to the Tax Matters Person such books, documents or records relating to the Trustee's services hereunder as the Tax Matters Person shall reasonably request. The Tax Matters Person shall not have any responsibility or liability for any action or failure to act by the Trustee and is not obligated to supervise the performance of the Trustee under this Agreement or otherwise.

            Section 5.08 REMIC Related Covenants. For as long as the Trust shall exist, the Trustee, the Depositor and the Servicer shall act in accordance herewith to assure continuing treatment of the Upper-Tier REMIC and the Lower-Tier REMIC as REMICs and avoid the imposition of tax on either REMIC. In particular:

            (a) The Trustee shall not create, or permit the creation of, any "interests" in either REMIC within the meaning of Code Section 860D(a)(2) other than the interests represented by the Regular Certificates, the Residual Certificates and the Uncertificated Lower-Tier Interests.

            (b) Except as otherwise provided in the Code, (i) the Depositor and the Servicer shall not contribute to the Trust Estate and the Trustee shall not accept property unless substantially all of the property held in each REMIC constitutes either "qualified mortgages" or "permitted investments" as defined in Code Sections 860G(a)(3) and (5), respectively, and (ii) no property shall be contributed to either REMIC after the start-up day unless such contribution would not subject the Trust Estate to the 100% tax on contributions to a REMIC after the start-up day of the REMIC imposed by Code Section 860G(d).

            (c) The Trustee shall not accept on behalf of either REMIC any fee or other compensation for services and neither the Trustee nor the Servicer shall knowingly accept, on behalf of the Trust Estate any income from assets other than those permitted to be held by a REMIC.

            (d) The Trustee shall not sell or permit the sale of all or any portion of the Mortgage Loans (other than in accordance with Sections 2.02, 2.04 or 3.14(b)), unless such sale is pursuant to a "qualified liquidation" as defined in Code Section 860F(a)(4)(A) and in accordance with Article X.

            (e) The Trustee shall maintain books with respect to the Trust on a calendar year taxable year and on an accrual basis.

            Neither the Servicer nor the Trustee shall engage in a "prohibited transaction" (as defined in Code Section 860F(a)(2)), except that, with the prior written consent of the Servicer and the Depositor, the Trustee may engage in the activities otherwise prohibited by the foregoing paragraphs (b), (c) and
(d); provided that the Servicer shall have delivered to the Trustee an Opinion of Counsel to the effect that such transaction will not result in the imposition of a tax on either the Upper-Tier REMIC or the Lower-Tier REMIC and will not disqualify either REMIC from treatment as a REMIC; and, provided further, that the Servicer shall have demonstrated to the satisfaction of the Trustee that such action will not adversely affect the rights of the Holders of the Certificates and the Trustee and that such action will not adversely impact the rating of the Certificates.


                                   ARTICLE VI

                                THE CERTIFICATES

            Section 6.01 The Certificates. The Classes of Senior Certificates and the Subordinate Certificates shall be substantially in the forms set forth in Exhibits A-1, A-2, A-IO, A-R, A-LR, B-1, B-2, B-3, B-4, B-5, B-6 and C (reverse of all Certificates) and shall, on original issue, be executed by the Trustee and shall be countersigned and delivered by the Trustee to or upon the order of the Depositor upon receipt by the Trustee of the documents specified in
Section 2.01. The Senior Certificates (other than the Class A-R and Class A-LR Certificates) shall be available to investors in interests representing minimum dollar Certificate Balances (or notional amounts) of $1,000 and integral multiples of $1 in excess thereof. The Subordinate Certificates shall be available to investors in interests representing minimum dollar Certificate Balances of $25,000 and integral dollar multiples of $1 in excess thereof (except one Certificate of such Class may be issued with a different Certificate Balance (or notional amount)). The Class A-R and Class A-LR Certificates shall each be in a minimum denomination of $50. The Senior Certificates (other than the Class A-R and Class A-LR Certificates) and the Class B-1, Class B-2 and Class B-3 Certificates shall initially be issued in book-entry form through the Depository and delivered to the Depository or, pursuant to the Depository's instructions on behalf of the Depository to, and deposited with, the Certificate Custodian, and all other Classes of Certificates shall initially be issued in definitive, fully-registered form.

            The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by an authorized officer or signatory. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the execution and delivery of such Certificates or did not hold such offices or positions at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless such Certificate shall have been manually countersigned by the Trustee substantially in the form provided for herein, and such countersignature upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their countersignature.

            Section 6.02 Registration of Transfer and Exchange of Certificates.

            (a) The Trustee shall cause to be kept at an office or agency in the city in which the Corporate Trust Office of the Trustee is located a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee shall initially serve as Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.

            (b) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class, tenor and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute and the Trustee shall authenticate, countersign and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or its attorney duly authorized in writing.

            (c) (i) Except as provided in paragraph (c)(iii) below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (A) registration of the Certificates may not be transferred by the Trustee except to another Depository; (B) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Book-Entry Certificates; (C) ownership and transfers of registration of the Book-Entry Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (D) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (E) the Trustee shall deal with the Depository as the representative of the Certificate Owners of the Book-Entry Certificates for purposes of exercising the rights of Holders under this Agreement, and requests and directions for and votes of the Depository shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and (F) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

            (ii) All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

            (iii) If (A) (1) the Depository or the Depositor advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository, and (2) the Trustee or the Depositor is unable to locate a qualified successor, (B) the Depositor at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository or (C) after the occurrence of an Event of Default, Certificate Owners representing at least 51% of the aggregate Class Certificate Balances of the Book-Entry Certificates together advise the Trustee and the Depository through the Depository Participants in writing that the continuation of a book-entry system through the Depository is no longer in the best interests of the Certificate Owners, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of definitive, fully-registered Certificates (the "Definitive Certificates") to Certificate Owners requesting the same. Upon surrender to the Trustee of the related Class of Certificates by the Depository (or by the Certificate Custodian, if it holds such Class on behalf of the Depository), accompanied by the instructions from the Depository for registration, the Trustee shall issue the Definitive Certificates. None of the Servicer, the Depositor or the Trustee shall be liable for any delay in delivery of such instruction and may conclusively rely on, and shall be protected in relying on, such instructions. The Depositor shall provide the Trustee with an adequate inventory of certificates to facilitate the issuance and transfer of Definitive Certificates. Upon the issuance of Definitive Certificates, the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

            (d) No transfer of a Private Certificate shall be made unless such transfer is exempt from the registration requirements of the 1933 Act and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless such transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached hereto as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached hereto either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Depositor shall provide to any Holder of a Private Certificate and any prospective transferees designated by any such Holder, information regarding the related Certificates and the Mortgage Loans and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for transfer of any such certificate without registration thereof under the 1933 Act pursuant to the registration exemption provided by Rule 144A. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

            (e) No transfer of an ERISA Restricted Certificate shall be made unless the transferee delivers to the Trustee either (i) a representation letter in the form of Exhibit H from the transferee of such Certificate, which representation letter shall not be an expense of the Depositor, the Trustee or the Servicer, or (ii) in the case of any ERISA Restricted Certificate presented for registration in the name of an employee benefit plan or arrangement, including an individual retirement account, subject to ERISA, the Code, or any federal, state or local law ("Similar Law") which is similar to ERISA or the Code (collectively, a "Plan"), or a trustee or custodian of any of the foregoing, an Opinion of Counsel in form and substance satisfactory to the Trustee and the Servicer to the effect that the purchase or holding of such ERISA Restricted Certificate by or on behalf of such Plan will not result in the assets of the Trust Estate being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA, the Code or Similar Law and will not subject the Trustee, the Depositor or the Servicer to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee or the Servicer. Any transferee of an ERISA Restricted Certificate that does not comply with either clause (i) or (ii) of the preceding sentence will be deemed to have made one of the representations set forth in Exhibit H. Notwithstanding anything else to the contrary herein, any purported transfer of an ERISA Restricted Certificate to or on behalf of a Plan without the delivery to the Trustee and the Servicer of an Opinion of Counsel satisfactory to the Trustee and the Servicer as described above shall be void and of no effect.

            Neither the Trustee nor the Certificate Registrar shall have any liability for transfers of Book-Entry Certificates made through the book-entry facilities of the Depository or between or among any Depository Participants or Certificate Owners, made in violation of applicable restrictions. The Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and Persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

            To the extent permitted under applicable law (including, but not limited to, ERISA), the Trustee shall be under no liability to any Person for any registration of transfer of any ERISA Restricted Certificate that is in fact not permitted by this Section 6.02 or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Trustee in accordance with the foregoing requirements.

            (f) Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

            (i) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

            (ii) No Person shall acquire an Ownership Interest in a Residual Certificate unless such Ownership Interest is a pro rata undivided interest.

            (iii) In connection with any proposed transfer of any Ownership Interest in a Residual Certificate, the Trustee shall require delivery to it, in form and substance satisfactory to it, of an affidavit in the form of Exhibit I hereto from the proposed transferee.

            (iv) Notwithstanding the delivery of an affidavit by a proposed transferee under clause (iii) above, if a Responsible Officer of the Trustee has actual knowledge that the proposed transferee is not a Permitted Transferee, no transfer of any Ownership Interest in a Residual Certificate to such proposed transferee shall be effected.

            (v) No Ownership Interest in a Residual Certificate may be purchased by or transferred to any Person that is not a U.S. Person, unless (A) such Person holds such Residual Certificate in connection with the conduct of a trade or business within the United States and furnishes the transferor and the Trustee with an effective Internal Revenue Service Form W-8ECI (or successor thereto) or (B) the transferee delivers to both the transferor and the Trustee an Opinion of Counsel from a nationally-recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of a Residual Certificate will not be disregarded for federal income tax purposes.

               (vi) Any attempted or purported transfer of any Ownership Interest in a Residual Certificate in violation of the provisions of this
      Section 6.02 shall be absolutely null and void and shall vest no rights in the purported transferee. If any purported transferee shall, in violation of the provisions of this Section 6.02, become a Holder of a Residual Certificate, then the prior Holder of such Residual Certificate that is a Permitted Transferee shall, upon discovery that the registration of transfer of such Residual Certificate was not in fact permitted by this
      Section 6.02, be restored to all rights as Holder thereof retroactive to the date of registration of transfer of such Residual Certificate. The Trustee shall be under no liability to any Person for any registration of transfer of a Residual Certificate that is in fact not permitted by this
      Section 6.02 or for making any distributions due on such Residual Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of the Agreement so long as the transfer was registered in accordance with this Section 6.02. The Trustee shall be entitled to recover from any Holder of a Residual Certificate that was in fact not a Permitted Transferee at the time such distributions were made all distributions made on such Residual Certificate. Any such distributions so recovered by the Trustee shall be distributed and delivered by the Trustee to the prior Holder of such Residual Certificate that is a Permitted Transferee.

               (vii) If any Person other than a Permitted Transferee acquires any Ownership Interest in a Residual Certificate in violation of the restrictions in this Section 6.02, then the Trustee, based on information provided to the Trustee by the Servicer, will provide to the Internal Revenue Service, and to the Persons specified in Section 860E(e)(3) and
      (6) of the Code, information needed to compute the tax imposed under
      Section 860E(e) of the Code on transfers of residual interests to disqualified organizations. The expenses of the Trustee under this clause
      (vii) shall be reimbursable by the Trust.

               (viii) No Ownership Interest in a Residual Certificate shall be acquired by a Plan or any Person acting on behalf of a Plan.

            (g)    [Reserved]

            (h) No service charge shall be imposed for any transfer or exchange of Certificates of any Class, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            (i) All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

            Section 6.03 Mutilated, Destroyed, Lost or Stolen Certificates. If
(a) any mutilated Certificate is surrendered to the Certificate Registrar or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (b) there is delivered to the Trustee, the Depositor and the Certificate Registrar such security or indemnity reasonably satisfactory to each, to save each of them harmless, then, in the absence of actual notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall countersign and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

            Section 6.04 Persons Deemed Owners. Prior to due presentation of a Certificate for registration of transfer, the Depositor, the Servicer, the Trustee, the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 5.01 and for all other purposes whatsoever, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar or any agent of the Servicer, the Trustee or the Certificate Registrar shall be affected by notice to the contrary.


                                   ARTICLE VII

                         THE DEPOSITOR AND THE SERVICER

            Section 7.01 Respective Liabilities of the Depositor and the Servicer. The Depositor and the Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Depositor and the Servicer herein. By way of illustration and not limitation, the Depositor is not liable for the servicing and administration of the Mortgage Loans, nor is it obligated by Section 8.01 to assume any obligations of the Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

            Section 7.02 Merger or Consolidation of the Depositor or the Servicer. The Depositor and the Servicer will each keep in full effect its existence, rights and franchises as a separate entity under the laws governing its organization, and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

            Any Person into which the Depositor or the Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Depositor or the Servicer shall be a party, or any Person succeeding to the business of the Depositor or the Servicer, shall be the successor of the Depositor or the Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Servicer shall be qualified to service mortgage loans on behalf of FNMA or FHLMC.

            Section 7.03 Limitation on Liability of the Depositor, the Servicer and Others. None of the Depositor, the Servicer or any of the directors, officers, employees or agents of the Depositor or of the Servicer shall be under any liability to the Trust Estate or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, the Servicer and any director, officer, employee or agent of the Depositor or the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, the Servicer and any director, officer, employee or agent of the Depositor or the Servicer shall be indemnified by the Trust Estate and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. Neither of the Depositor nor the Servicer shall be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Depositor or the Servicer may in its discretion undertake any such action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Estate, and the Depositor and the Servicer shall be entitled to be reimbursed therefor out of amounts attributable to the Mortgage Loans on deposit in the Servicer Custodial Account as provided by Section 3.11.

            Section 7.04 Depositor and Servicer Not to Resign. Subject to the provisions of Section 7.02, neither the Depositor nor the Servicer shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Depositor or the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation by the Servicer shall become effective until the Trustee or a successor Servicer shall have assumed the Servicer's responsibilities and obligations in accordance with Section 8.05 hereof.


                                  ARTICLE VIII

                                     DEFAULT

            Section 8.01 Events of Default. If any one of the following events ("Events of Default") shall occur and be continuing:

            (a) any failure by the Servicer to deposit amounts in the Servicer Custodial Account in the amount and manner provided herein so as to enable the Trustee to distribute to Holders of Certificates any payment required to be made under the terms of such Certificates and this Agreement (other than the payments required to be made under Section 3.20) which continues unremedied for a period of five days; or

            (b) failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this Agreement, which covenants and agreements continue unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee or the Depositor, or to the Servicer, the Depositor and the Trustee by the Holders of Certificates evidencing Voting Rights aggregating not less than 25% of all Certificates affected thereby; or

            (c) the entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings against the Servicer, or for the winding up or liquidation of the Servicer's affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

            (d) the consent by the Servicer to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to substantially all of its property; or the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

            (e) the failure of the Servicer to remit any Periodic Advance required to be remitted by the Servicer pursuant to Section 3.20 which failure continues unremedied at 3:00 p.m. on the related Distribution Date;

then, and in each and every such case, so long as an Event of Default shall not have been remedied by the Servicer, either the Trustee or the Depositor may, and at the direction of the Holders of Certificates evidencing Voting Rights aggregating not less than 51% of all Certificates affected thereby shall, by notice then given in writing to the Servicer (and to the Trustee, if given by the Depositor, and to the Depositor, if given by the Trustee), terminate all of the rights and obligations of the Servicer under this Agreement. If an Event of Default described in clause (e) hereof shall occur, the Trustee shall, by notice to the Servicer, terminate all of the rights and obligations of the Servicer under this Agreement and in and to the Mortgage Loans and proceeds thereof and the Trustee or a successor Servicer appointed pursuant to Section 8.05 shall make the Advance which the Servicer failed to make. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section 8.01, unless and until such time as the Trustee shall appoint a successor Servicer pursuant to Section 8.05, and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Mortgage Loans and related documents, or otherwise, including, without limitation, the recordation of the assignments of the Mortgage Loans to it. The Servicer agrees to cooperate with the Trustee in effecting the termination of the responsibilities and rights of the Servicer hereunder, including, without limitation, the transfer to the Trustee for the administration by it of all cash amounts that have been deposited by the Servicer in the Servicer Custodial Account or thereafter received by the Servicer with respect to the Mortgage Loans. Upon obtaining notice or knowledge of the occurrence of any Event of Default, the Person obtaining such notice or knowledge shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register and to each Rating Agency. All costs and expenses (including attorneys' fees) incurred in connection with transferring the Mortgage Files to the successor Servicer and amending this Agreement to reflect such succession as Servicer pursuant to this Section 8.01 shall be paid by the predecessor Servicer. Notwithstanding the termination of the Servicer pursuant hereto, the Servicer shall remain liable for any causes of action arising out of any Event of Default occurring prior to such termination.

            Section 8.02 Remedies of Trustee. During the continuance of any Event of Default, so long as such Event of Default shall not have been remedied, the Trustee, in addition to the rights specified in Section 8.01, shall have the right, in its own name as trustee of an express trust, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Certificateholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filing of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.

            Section 8.03 Directions by Certificateholders and Duties of Trustee During Event of Default. During the continuance of any Event of Default, Holders of Certificates evidencing Voting Rights aggregating not less than 25% of each Class of Certificates affected thereby may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Agreement; provided, however, that the Trustee shall be under no obligation to pursue any such remedy, or to exercise any of the trusts or powers vested in it by this Agreement (including, without limitation, (a) the conducting or defending of any administrative action or litigation hereunder or in relation hereto, and (b) the terminating of the Servicer or any successor Servicer from its rights and duties as servicer hereunder) at the request, order or direction of any of the Certificateholders, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby and, provided further, that, subject to the provisions of Section 9.01, the Trustee shall have the right to decline to follow any such direction if the Trustee, based upon an Opinion of Counsel, determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith determines that the action or proceeding so directed would involve it in personal liability or be unjustly prejudicial to the non-assenting Certificateholders.

            Section 8.04 Action upon Certain Failures of the Servicer and upon Event of Default. In the event that the Trustee shall have actual knowledge of any failure of the Servicer specified in Section 8.01(a) or (b) which would become an Event of Default upon the Servicer's failure to remedy the same after notice, the Trustee shall give notice thereof to the Servicer. If the Trustee shall have knowledge of an Event of Default, the Trustee shall give prompt written notice thereof to the Certificateholders.

            Section 8.05 Trustee to Act; Appointment of Successor.

            (a) On and after the time the Servicer receives a notice of termination pursuant to Section 8.01, the Trustee shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof or shall appoint a successor pursuant to Section 3.07. Notwithstanding anything provided herein to the contrary, under no circumstances shall any provision of this Agreement be construed to require the Trustee, acting in its capacity as successor to the Servicer in its obligation to make Advances, to advance, expend or risk its own funds or otherwise incur any financial liability in the performance of its duties hereunder if it shall have reasonable grounds for believing that such funds are non-recoverable. Subject to Section 8.05(b), as compensation therefor, the Trustee shall be entitled to such compensation as the terminated Servicer would have been entitled to hereunder if no such notice of termination had been given. Notwithstanding the above, the Trustee may, if it shall be unwilling so to act, or shall, if it is legally unable so to act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution having a net worth of not less than $10,000,000 as the successor to the terminated Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder; provided, however, that (i) any such institution appointed as successor Servicer shall not, as evidenced in writing by each Rating Agency, adversely affect the then current rating of any Class of Certificates immediately prior to the termination of the terminated Servicer. The appointment of a successor Servicer shall not affect any liability of the predecessor Servicer which may have arisen under this Agreement prior to its termination as Servicer, nor shall any successor Servicer be liable for any acts or omissions of the predecessor Servicer or for any breach by the Servicer of any of its representations or warranties contained herein or in any related document or agreement. Pending appointment of a successor to the terminated Servicer hereunder, unless the Trustee is prohibited by law from so acting, the Trustee shall act in such capacity as provided above. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

            (b) In connection with the appointment of a successor Servicer or the assumption of the duties of the Servicer, as specified in Section 8.05(a), the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans serviced by the predecessor Servicer as it and such successor shall agree; provided, however, that any Person assuming the duties of the Servicer shall pay to such predecessor an amount equal to the market value of the portion of the Servicing Fee that will accrue in the future due to the Servicing Fee Rate exceeding 0.25% per annum with respect to any Mortgage Loan. The "market value" of such portion of the Servicing Fee shall be determined by Bank of America, N.A., on the basis of at least two quotations from third parties actively engaged in the servicing of single-family mortgage loans. If the successor Servicer does not agree that such market value is a fair price, such successor shall obtain two quotations of market value from third parties actively engaged in the servicing of single-family mortgage loans. The market value of the excess portion of the Servicing Fee will then be equal to the average of (i) the lowest figure obtained by Bank of America, N.A., and (ii) the highest figure obtained by the successor Servicer. Payment of the amount calculated above shall be made to Bank of America, N.A., by the successor Servicer no later than the last Business Day of the month in which such successor Servicer becomes entitled to receive the Servicing Fee under this Agreement. In no event will any portion of the Trust Estate be used to pay amounts due to Bank of America, N.A. under this Section 8.05(b).

            (c) Any successor, including the Trustee, to the Servicer as servicer shall during the term of its service as servicer maintain in force (i) a policy or policies of insurance covering errors and omissions in the performance of its obligations as servicer hereunder and (ii) a fidelity bond in respect of its officers, employees and agents to the same extent as the Servicer is so required pursuant to Section 3.03.

            Section 8.06 Notification to Certificateholders. Upon any termination or appointment of a successor to the Servicer pursuant to this
Article VIII, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register and to each Rating Agency.


                                   ARTICLE IX

                                   THE TRUSTEE

            Section 9.01 Duties of Trustee.

            (a) The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred of which a Responsible Officer of the Trustee shall have actual knowledge (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a reasonably prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

            The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement.

            (b) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own grossly negligent action, its own grossly negligent failure to act or its own willful misfeasance; provided, however, that:

            (i )Prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee by the Depositor or the Servicer and which on their face, do not contradict the requirements of this Agreement;

            (ii) The Trustee (in its individual capacity) shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was grossly negligent in ascertaining the pertinent facts;

            (iii) The Trustee (in its individual capacity) shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Certificateholders as provided in Section 8.03;

            (iv) The Trustee shall not be charged with knowledge of any default (other than a default in payment to the Trustee) specified in clauses (a) and (b) of Section 8.01 or an Event of Default under clauses (c), (d) and
      (e) of Section 8.01 unless a Responsible Officer of the Trustee assigned to and working in the Corporate Trust Office obtains actual knowledge of such failure or event or any officer of the Trustee receives written notice of such failure or event at its Corporate Trust Office from the Servicer, the Depositor or any Certificateholder; and

            (v) Except to the extent provided in Section 8.05, no provision in this Agreement shall require the Trustee to expend or risk its own funds (including, without limitation, the making of any Advance as successor Servicer) or otherwise incur any personal financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

            Section 9.02 Certain Matters Affecting the Trustee.

            Except as otherwise provided in Section 9.01:

            (i) The Trustee may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

            (ii) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

            (iii) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

            (iv) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

            (v) Prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders or Certificate or any Class evidencing, as to such Class, Percentage Interests, aggregating not less than 50%; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability or payment of such estimated expenses as a condition to so proceeding; and

            (vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys.

            Section 9.03 Trustee Not Liable for Certificates or Mortgage Loans. The recitals contained herein and in the Certificates (other than the execution of, and the counter-signature on the Certificates) shall be taken as the statements of the Depositor or Servicer, as applicable, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates or any Mortgage Loans save that the Trustee represents that, assuming due execution and delivery by the other parties hereto, this Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject, as to enforcement of remedies, to applicable insolvency, receivership, moratorium and other laws affecting the rights of creditors generally, and to general principles of equity and the discretion of the court (regardless of whether enforcement of such remedies is considered in a proceeding in equity or at law). The Trustee shall not be accountable for the use or application by the Depositor of funds paid to the Depositor in consideration of the assignment of the Mortgage Loans hereunder by the Depositor, or for the use or application of any funds paid to Subservicers or the Servicer in respect of the Mortgage Loans or deposited into the Servicer Custodial Account, or any other account hereunder (other than the Certificate Account) by the Servicer.

            The Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Mortgage or any Mortgage Loan, or the perfection and priority of any Mortgage or the maintenance of any such perfection and priority or for or with respect to the sufficiency of the Trust or its ability to generate the payments to be distributed to Certificateholders under this Agreement, including, without limitation: the existence, condition and ownership of any Mortgaged Property; the existence and enforceability of any hazard insurance thereon (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the successor Servicer); the validity of the assignment of any Mortgage Loan to the Trustee or of any intervening assignment; the completeness of any Mortgage Loan; the performance or enforcement of any Mortgage Loan (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer); the compliance by the Depositor or the Servicer with any warranty or representation made under this Agreement or in any related document or the accuracy of any such warranty or representation; any investment of monies by or at the direction of the Servicer or any loss resulting therefrom, it being understood that the Trustee shall remain responsible for any Trust property that it may hold in its individual capacity; the acts or omissions of any of the Depositor, the Servicer (other than if the Trustee shall assume the duties of the Servicer pursuant to Section
8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer), any Subservicer or any Mortgagor; any action of the Servicer (other than if the Trustee shall assume the duties of the Servicer pursuant to Section
8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer) or any Subservicer taken in the name of the Trustee; the failure of the Servicer or any Subservicer to act or perform any duties required of it as agent of the Trustee hereunder; or any action by the Trustee taken at the instruction of the Servicer (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer); provided, however, that the foregoing shall not relieve the Trustee of its obligation to perform its duties under this Agreement, including, without limitation, the Trustee's review of the Mortgage Files pursuant to Section 2.02. The Trustee shall file any financing or continuation statement in any public office at any time required to maintain the perfection of any security interest or lien granted to it hereunder.

            Section 9.04 Trustee May Own Certificates. The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee and may otherwise deal with the Servicer, any Subservicer or any of their respective affiliates with the same right it would have if it were not the Trustee.

            Section 9.05 Eligibility Requirements for Trustee. The Trustee hereunder shall at all times be (a) an institution the deposits of which are fully insured by the FDIC and (b) a corporation or banking association organized and doing business under the laws of the United States of America or of any State, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority and (c) with respect to every successor trustee hereunder either an institution (i) the long-term unsecured debt obligations of which are rated at least "A" by S&P and "A2" by Moody's or (ii) whose serving as Trustee hereunder would not result in the lowering of the ratings originally assigned to any Class of Certificates. The Trustee shall not be an affiliate of the Depositor or the Servicer. If such corporation or banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 9.05, the combined capital and surplus of such corporation or banking association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provision of this Section 9.05, the Trustee shall resign immediately in the manner and with the effect specified in Section 9.06.

            Section 9.06 Resignation and Removal of Trustee. The Trustee may at any time resign and be discharged from the trust hereby created by giving written notice thereof to the Servicer and mailing a copy of such notice to all Holders of record. The Trustee shall also mail a copy of such notice of resignation to each Rating Agency. Upon receiving such notice of resignation, the Servicer shall use their best efforts to promptly appoint a mutually acceptable successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor Trustee. If no successor Trustee shall have been so appointed and shall have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

            If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 9.05 and shall fail to resign after written request therefor by the Servicer, or if at any time the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Servicer may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor.

            The Holders of Certificates evidencing not less than 50% of the Voting Rights may at any time remove the Trustee by written instrument or instruments delivered to the Servicer and the Trustee; the Servicer shall thereupon use their best efforts to appoint a mutually acceptable successor Trustee in accordance with this Section 9.06.

            Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section 9.06 shall become effective upon acceptance of appointment by the successor Trustee as provided in Section 9.07.

            Section 9.07 Successor Trustee. Any successor Trustee appointed as provided in Section 9.06 shall execute, acknowledge and deliver to the Servicer and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee herein. The predecessor Trustee shall duly assign, transfer, deliver and pay over to the successor Trustee the whole of the Mortgage Files and related documents and statements held by it hereunder, together with all instruments of transfer and assignment or other documents properly executed as may be reasonably required to effect such transfer and such of the records or copies thereof maintained by the predecessor Trustee in the administration hereof as may be reasonably requested by the successor Trustee and shall thereupon be discharged from all duties and responsibilities under this Agreement; provided, however, that if the predecessor Trustee has been terminated pursuant to the third paragraph of Section 9.06, all reasonable expenses of the predecessor Trustee incurred in complying with this Section 9.07 shall be reimbursed by the Trust.

            No successor Trustee shall accept appointment as provided in this
Section 9.07 unless at the time of such appointment such successor Trustee shall be eligible under the provisions of Section 9.05.

            Upon acceptance of appointment by a successor Trustee as provided in this Section 9.07, the Servicer shall cooperate to mail notice of the succession of such Trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register and to each Rating Agency. If the Servicer fail to mail such notice within ten days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Servicer.

            Section 9.08 Merger or Consolidation of Trustee. Any corporation or banking association into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation or banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or banking association succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, if such corporation or banking association is eligible under the provisions of Section 9.05, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

            Section 9.09 Appointment of Co-Trustee or Separate Trustee. Notwithstanding any of the provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any Mortgaged Property may at the time be located or for any other reason, the Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee as co-trustee or separate trustee of all or any part of the Trust Estate, and to vest in such Person or Persons, in such capacity, such title to the Trust Estate, or any part thereof, and, subject to the other provision of this Section 9.09, such powers, duties, obligations, rights and trusts as the Servicer and the Trustee may consider necessary or desirable. If the Servicer shall not have joined in such appointment within ten days after the receipt by it of a request to do so, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor Trustee under Section 9.05 and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 9.07.

            In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 9.09, all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee. No trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder; provided, however, that no appointment of a co-trustee or separate trustee hereunder shall relieve the Trustee of its obligations hereunder.

            Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article IX. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

            Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall become incapable of acting, resign or be removed, or shall be adjudged a bankrupt or insolvent, or a receiver of its property shall be appointed, or any public officer shall take charge or control of such trustee or co-trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

            Section 9.10 Authenticating Agents. The Trustee may appoint one or more authenticating agents ("Authenticating Agents") which shall be authorized to act on behalf of the Trustee in authenticating or countersigning Certificates. Initially, the Authenticating Agent shall be The Bank of New York. Wherever reference is made in this Agreement to the authentication or countersigning of Certificates by the Trustee or the Trustee's certificate of authentication or countersigning, such reference shall be deemed to include authentication or countersigning on behalf of the Trustee by an Authenticating Agent and a certificate of authentication or countersignature executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent must be acceptable to the Servicer and must be a corporation or banking association organized and doing business under the laws of the United States of America or of any State, having a principal office and place of business in New York, New York, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by Federal or State authorities.

            Any corporation or banking association into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation or banking association resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any corporation or banking association succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

            Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee and to the Servicer. The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Servicer. Upon receiving a notice of resignation or upon such a termination, or in case, at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 9.10, the Trustee may appoint a successor Authenticating Agent, shall give written notice of such appointment to the Servicer and shall mail notice of such appointment to all Certificateholders. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent.

            Section 9.11 Trustee's Fees and Expenses. The Trustee, as compensation for its activities hereunder, shall be entitled to receive on each Distribution Date an amount equal to the Trustee Fee for such Distribution Date pursuant to Section 5.02(a). The Trustee and any director, officer, employee or agent of the Trustee shall be indemnified by the Trust and held harmless against any loss, liability or expense (including reasonable attorney's fees) (a) incurred in connection with any claim or legal action relating to (i) this Agreement, (ii) the Certificates, or (iii) the performance of any of the Trustee's duties hereunder, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of any of the Trustee's duties hereunder, (b) resulting from any tax or information return which was prepared by, or should have been prepared by, the Servicer and (c) arising out of the transfer of any Private Certificate not in compliance with ERISA. Such indemnity shall survive the termination of this Agreement or the resignation or removal of the Trustee hereunder. Without limiting the foregoing, except as otherwise agreed upon in writing by the Depositor and the Trustee, and except for any such expense, disbursement or advance as may arise from the Trustee's gross negligence, bad faith or willful misconduct, the Trust shall reimburse the Trustee for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement to the extent permitted by Treasury Regulations Section 1.860G-1(b)(3)(ii) and (iii); provided, however, that the Depositor and the Trustee intend to enter into a separate agreement for custody-related services. Except as otherwise provided herein, the Trustee shall not be entitled to payment or reimbursement for any routine ongoing expenses incurred by the Trustee in the ordinary course of its duties as Trustee, Certificate Registrar or Paying Agent hereunder or for any other expenses.

            Section 9.12 Appointment of Custodian. The Trustee may at any time on or after the Closing Date, with the consent of the Depositor and the Servicer, appoint one or more Custodians to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into a custodial agreement in a form acceptable to the Depositor and the Servicer. Subject to this Article IX, the Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $10,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File.

            Section 9.13 Paying Agents. The Trustee may appoint one or more Paying Agents (each, a "Paying Agent") which shall be authorized to act on behalf of the Trustee in making withdrawals from the Certificate Account and distributions to Certificateholders as provided in Section 3.08 and Section
5.02. Wherever reference is made in this Agreement to the withdrawal from the Certificate Account by the Trustee, such reference shall be deemed to include such a withdrawal on behalf of the Trustee by a Paying Agent. Initially, the Paying Agent shall be The Bank of New York. Whenever reference is made in this Agreement to a distribution by the Trustee or the furnishing of a statement to Certificateholders by the Trustee, such reference shall be deemed to include such a distribution or furnishing on behalf of the Trustee by a Paying Agent. Each Paying Agent shall provide to the Trustee such information concerning the Certificate Account as the Trustee shall request from time to time. Each Paying Agent must be reasonably acceptable to the Servicer and must be a corporation or banking association organized and doing business under the laws of the United States of America or of any state, having (except in the case of the Trustee) a principal office and place of business in New York, New York, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities.

            Any corporation into which any Paying Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Paying Agent shall be a party, or any corporation succeeding to the corporate agency business of any Paying Agent, shall continue to be the Paying Agent provided that such corporation after the consummation of such merger, conversion, consolidation or succession meets the eligibility requirements of this Section 9.13.

            Any Paying Agent may at any time resign by giving written notice of resignation to the Trustee and to the Servicer; provided that the Paying Agent has returned to the Certificate Account or otherwise accounted, to the reasonable satisfaction of the Trustee, for all amounts it has withdrawn from the Certificate Account. The Trustee may, upon prior written approval of the Servicer, at any time terminate the agency of any Paying Agent by giving written notice of termination to such Paying Agent and to the Servicer. Upon receiving a notice of resignation or upon such a termination, or in case at any time any Paying Agent shall cease to be eligible in accordance with the provisions of the first paragraph of this Section 9.13, the Trustee may appoint, upon prior written approval of the Servicer, a successor Paying Agent, shall give written notice of such appointment to the Servicer and shall mail notice of such appointment to all Certificateholders. Any successor Paying Agent upon acceptance of its appointment hereunder shall become vested with all rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Paying Agent. The Trustee shall remain liable for any duties and obligations assumed by its appointed Paying Agent.

            Section 9.14 Limitation of Liability. The Certificates are executed by the Trustee, not in its individual capacity but solely as Trustee of the Trust, in the exercise of the powers and authority conferred and vested in it by this Agreement. Each of the undertakings and agreements made on the part of the Trustee in the Certificates is made and intended not as a personal undertaking or agreement by the Trustee but is made and intended for the purpose of binding only the Trust.

            Section 9.15 Trustee May Enforce Claims Without Possession of Certificates. All rights of action and claims under this Agreement or the Certificates may be prosecuted and enforced by the Trustee without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, and such preceding instituted by the Trustee shall be brought in its own name or in its capacity as Trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursement and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Certificateholders in respect of which such judgment has been recovered.

            Section 9.16 Suits for Enforcement. In case an Event of Default or other default by the Servicer or the Depositor hereunder shall occur and be continuing, the Trustee, in its discretion, may proceed to protect and enforce its rights and the rights of the Holders of Certificates under this Agreement by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of the execution of any power granted in this Agreement or for the enforcement of any other legal, equitable or other remedy, as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Trustee and the Certificateholders.

            Section 9.17 Waiver of Bond Requirement. The Trustee shall be relieved of, and each Certificateholder hereby waives, any requirement of any jurisdiction in which the Trust, or any part thereof, may be located that the Trustee post a bond or other surety with any court, agency or body whatsoever.

            Section 9.18 Waiver of Inventory, Accounting and Appraisal Requirement. The Trustee shall be relieved of, and each Certificateholder hereby waives, any requirement of any jurisdiction in which the Trust, or any part thereof, may be located that the Trustee file any inventory, accounting or appraisal of the Trust with any court, agency or body at any time or in any manner whatsoever.


                                    ARTICLE X

                                   TERMINATION

            Section 10.01 Termination upon Purchase by the Depositor or Liquidation of All Mortgage Loans. Subject to Section 10.02, the respective obligations and responsibilities of the Depositor, the Servicer and the Trustee created hereby (other than the obligation of Trustee to make certain payments to Certificateholders after the Final Distribution Date and to send certain notices as hereinafter set forth and the obligations of the Trustee pursuant to Sections 5.04(b) and 5.05(b)) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article X following the earlier of (a) the purchase by the Depositor of all Mortgage Loans and all REO Property remaining in the Trust Estate at a price equal to the sum of (i) 100% of the Stated Principal Balance of each Mortgage Loan (other than any Mortgage Loan as to which REO Property has been acquired and whose fair market value is included pursuant to clause (ii) below) and (ii) the fair market value of such REO Property (as determined by the Depositor as of the close of business on the third Business Day next preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the third paragraph of this Article X), plus any Class Unpaid Interest Shortfall for any Class of Certificates as well as one month's interest at the related Mortgage Rate on the Stated Principal Balance of each Mortgage Loan (including any Mortgage Loan as to which REO Property has been acquired) or (b) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Estate or the disposition of all REO Property; provided, however, that in no event shall the Trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

            The right of the Depositor to repurchase all Mortgage Loans pursuant to (a) above is conditioned upon the Pool Stated Principal Balance as of the Final Distribution Date being less than 10% of the Cut-Off Date Pool Principal Balance. If such right is exercised, the Trustee shall, promptly following payment of the purchase price, release to the Depositor or its designee the Mortgage Files pertaining to the Mortgage Loans being purchased.

            Notice of any termination, specifying the Final Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the Trustee for payment of the final distribution and for cancellation, shall be given promptly by the Depositor (if exercising its right to purchase the assets of the Trust) or by the Trustee (in any other case) by letter to Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying (1) the Final Distribution Date upon which final payment of the Certificates will be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated, (2) the amount of any such final payment and (3) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified. If the Depositor is obligated to give notice to Certificateholders as aforesaid, it shall give such notice to the Trustee and the Certificate Registrar at the time such notice is given to Certificateholders. In the event such notice is given by the Depositor, the Depositor shall deposit in the Certificate Account on or before the Final Distribution Date in immediately available funds an amount equal to the amount necessary to make the amount, if any, on deposit in the Certificate Account on the Final Distribution Date equal to the purchase price for the related assets of the Trust computed as above provided together with a statement as to the amount to be distributed on each Class of Certificates pursuant to the next succeeding paragraph.

            Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed to Certificateholders of each Class, in the order set forth in Section 5.02 hereof, on the final Distribution Date and in proportion to their respective Percentage Interests, with respect to Certificateholders of the same Class, an amount equal to (I) as to each Class of Certificates, the Class Certificate Balance thereof plus accrued interest thereon in the case of an interest bearing Certificate, and (II) as to the Class A-R and A-LR Certificates, the amounts, if any, which remain on deposit in the Upper-Tier Certificate Account and the Certificate Account, respectively (other than the amounts retained to meet claims) after application pursuant to clause
(I) above. An amount shall be distributed in respect of interest and principal to the Uncertificated Lower-Tier Interests in the same amounts as distributed to their Corresponding Upper-Tier Class.

            If all of the Certificateholders do not surrender their Certificates for final payment and cancellation on or before the Final Distribution Date, the Trustee shall on such date cause all funds in the Certificate Account not distributed in final distribution to Certificateholders to continue to be held by the Trustee in an Eligible Account for the benefit of such Certificateholders and the Depositor (if it exercised its right to purchase the assets of the Trust Estate) or the Trustee (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds on deposit in such Eligible Account.

            Section 10.02 Additional Termination Requirements.

            (a) If the Depositor exercises its purchase option as provided in
Section 10.01, the Trust shall be terminated in accordance with the following additional requirements, unless the Trustee has received an Opinion of Counsel to the effect that the failure of the Trust to comply with the requirements of this Section 10.02 will not (i) result in the imposition of taxes on "prohibited transactions" of the Trust as defined in Section 860F of the Code, or (ii) cause the Trust Estate to fail to qualify as two separate REMICs at any time that any Certificates are outstanding:

            (i) within 90 days prior to the Final Distribution Date set forth in the notice given by the Depositor under Section 10.01, the Trustee shall sell all of the assets of the Trust Estate to the Depositor for cash; and

            (ii) the notice given by the Depositor or the Trustee pursuant to
      Section 10.01 shall provide that such notice constitutes the adopting of a plan of complete liquidation of the Upper-Tier REMIC and the Lower-Tier REMIC as of the date of such notice (or, if earlier, the date on which such notice was mailed to Certificateholders). The Trustee shall also specify such date in the final tax return of the Upper-Tier REMIC and the Lower-Tier REMIC.

            (b) By their acceptance of the Residual Certificates, the Holders thereof hereby agree to take such other action in connection with such plan of complete liquidation as may be reasonably requested by the Depositor.


                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

            Section 11.01 Amendment. This Agreement may be amended from time to time by the Depositor, the Servicer and the Trustee without the consent of any of the Certificateholders, (i) to cure any ambiguity or mistake, (ii) to correct or supplement any provisions herein or therein which may be inconsistent with any other provisions of this Agreement, any amendment to this Agreement or the related Prospectus Supplement, (iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of the Upper-Tier REMIC and the Lower-Tier REMIC as REMICs at all times that any Certificates are outstanding or to avoid or minimize the risk of the imposition of any tax on either REMIC pursuant to the Code that would be a claim against the Trust Estate, provided that (a) the Trustee has received an Opinion of Counsel to the effect that such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (b) such action shall not, as evidenced by such Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder,
(iv) to change the timing and/or nature of deposits into the Certificate Account provided that (a) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (b) such change shall not adversely affect the then-current rating of the Senior Certificates, the Class B-1 Certificates, the Class B-2 Certificates, the Class B-3 Certificates, the Class B-4 Certificates or the Class B-5 Certificates as evidenced by a letter from each Rating Agency rating such Certificates to such effect, (v) to reduce the percentage of the Cut-Off Date Pool Principal Balance at which the Depositor will have the option to purchase all the remaining Mortgage Loans in accordance with Section 10.01, provided that such reduction is considered necessary by the Depositor, as evidenced by an Officer's Certificate delivered to the Trustee, to preserve the treatment of the transfer of the Mortgage Loans to the Depositor by the Seller or to the Trust by the Depositor as sale for accounting purposes, and (vi) to make any other provisions with respect to matters or questions arising under this Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder, provided that the amendment shall not be deemed to adversely affect in any material respect the interests of the Certificateholders and no Opinion of Counsel to that effect shall be required if the Person requesting the amendment obtains a letter from each Rating Agency stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Certificates.

            This Agreement may also be amended from time to time by the Depositor, the Servicer and the Trustee, with the consent of the Holders of Certificates of each Class of Certificates which is affected by such amendment, evidencing, as to each such Class of Certificates, Percentage Interests aggregating not less than 66-2/3%, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of such Certificates; provided, however, that no such amendment shall (A) reduce in any manner the amount of, or delay the timing of, collections of payments on Mortgage Loans or distributions which are required to be made on any Certificate without the consent of the Holder of such Certificate or (B) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the Holders of all Certificates then Outstanding.

            Prior to the solicitation of consent of Certificateholders in connection with any such amendment, the party seeking such amendment shall furnish the Trustee with an Opinion of Counsel stating whether such amendment would adversely affect the qualification of the Upper-Tier REMIC or the Lower-Tier REMIC as REMICs and notice of the conclusion expressed in such Opinion of Counsel shall be included with any such solicitation. An amendment made with the consent of all Certificateholders and executed in accordance with this Section 11.01 shall be permitted or authorized by this Agreement notwithstanding that such Opinion of Counsel may conclude that such amendment would adversely affect the qualification of the Upper-Tier REMIC or the Lower-Tier REMIC as REMICs.

            Promptly after the execution of any such amendment or consent the Trustee shall furnish written notification of the substance of or a copy of such amendment to each Certificateholder and to each Rating Agency.

            It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.

            Section 11.02 Recordation of Agreement. This Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer and at its expense on direction by the Trustee, who will act at the direction of Holders of Certificates evidencing not less than 50% of all Voting Rights, but only upon direction of the Trustee accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of Certificateholders.

            For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

            Section 11.03 Limitation on Rights of Certificateholders. The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

            No Certificateholder shall have any right to vote (except as provided herein) or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

            No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as provided herein, and unless also the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of each Class of Certificates affected thereby shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 11.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

            Section 11.04 Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT APPLICATION OF THE CONFLICTS OF LAWS PROVISIONS THEREOF, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

            Section 11.05 Notices. All demands, notices, instructions, directions, requests, and communications required to be delivered hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by certified mail, return receipt requested, (provided, however, that notices to the Trustee may be delivered by facsimile and shall be deemed effective upon receipt) to (a) in the case of the Depositor, Bank of America Mortgage Securities, Inc., 101 South Tryon Street, Charlotte, North Carolina 28255, Attention: General Counsel and Chief Financial Officer, (b) in the case of the Servicer, Bank of America, N.A., 101 East Main Street, Suite 400, Louisville, Kentucky 40202, Attention: Servicing Manager, with a copy to:
Bank of America, N.A. 101 South Tryon Street, Charlotte, North Carolina, 28255,
Attention: General Counsel and Chief Financial Officer, (c) in the case of the Trustee, 5 Penn Plaza, 16th Floor, New York, New York 10001, Attention:
Corporate Trust - MBS Group (Fax: (212) 328-7620), (d) in the case of Moody's, Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007,
Attn: Residential Mortgage Monitoring Group; and (e) in the case of S&P, Standard and Poor's, a division of The McGraw-Hill Companies, Inc., 55 Water Street, New York, New York 10041, Attn: Mortgage Surveillance Group; or, as to each party, at such other address as shall be designated by such party in a written notice to each other party. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

            Section 11.06 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

            Section 11.07 Certificates Nonassessable and Fully Paid. It is the intention of the Trustee that Certificateholders shall not be personally liable for obligations of the Trust Estate, that the beneficial ownership interests represented by the Certificates shall be nonassessable for any losses or expenses of the Trust Estate or for any reason whatsoever, and that Certificates upon execution, countersignature and delivery thereof by the Trustee pursuant to
Section 6.01 are and shall be deemed fully paid.

            Section 11.08 Access to List of Certificateholders. The Certificate Registrar will furnish or cause to be furnished to the Trustee, within 15 days after the receipt of a request by the Trustee in writing, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date for payment of distributions to Certificateholders.

            If three or more Certificateholders apply in writing to the Trustee, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, afford such applicants access during normal business hours to the most recent list of Certificateholders held by the Trustee. If such a list is as of a date more than 90 days prior to the date of receipt of such applicants' request, the Trustee shall promptly request from the Certificate Registrar a current list as provided above, and shall afford such applicants access to such list promptly upon receipt.

            Every Certificateholder, by receiving and holding such list, agrees with the Certificate Registrar and the Trustee that neither the Certificate Registrar nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

            Section 11.09 Recharacterization. The parties to this Agreement intend the conveyance by the Depositor to the Trustee of all of its right, title and interest in and to the Mortgage Loans pursuant to this Agreement to constitute a purchase and sale and not a loan. Notwithstanding the foregoing, to the extent that such conveyance is held not to constitute a sale under applicable law, it is intended that this Agreement shall constitute a security agreement under applicable law and that the Depositor shall be deemed to have granted to the Trustee a first priority security interest in all of the Depositor's right, title and interest in and to the Mortgage Loans.

            IN WITNESS WHEREOF, the Depositor, the Servicer and the Trustee have caused this Agreement to be duly executed by their respective officers thereunto duly authorized to be hereunto affixed, all as of the day and year first above written.


                                    BANK OF AMERICA MORTGAGE SECURITIES, INC.,
                                       as Depositor


                                    By:
                                       ________________________________________
                                       Name:  Judy Ford
                                       Title: Vice President


                                    BANK OF AMERICA, N.A.,
                                       as Servicer


                                    By:
                                       ________________________________________
                                       Name:  Robert J. DeBenedet
                                       Title: Senior Vice President


                                    THE BANK OF NEW YORK,
                                       as Trustee


                                    By:
                                       ________________________________________
                                       Name:
                                       Title:

STATE OF NEW YORK  )
                   )     ss.:
COUNTY OF NEW YORK )
                   )

            On the 23rd day of October, 2001, before me, a notary public in and for the State of New York, personally appeared _________________, known to me who, being by me duly sworn, did depose and say that s/he is a ________________ of The Bank of New York, a New York banking corporation, one of the parties that executed the foregoing instrument; and that s/he signed his/her name thereto by order of the Board of Directors of such corporation.



                                       ________________________________________
                                                    Notary Public

[Notarial Seal]

My commission expires ____________.

STATE OF NORTH CAROLINA )
                        )     ss.:
COUNTY OF MECKLENBURG   )
                        )

            On the 23rd day of October, 2001, before me, a notary public in and for the State of North Carolina, personally appeared Judy Ford, known to me who, being by me duly sworn, did depose and say that she is the Vice President of Bank of America Mortgage Securities, Inc. a Delaware corporation, one of the parties that executed the foregoing instrument; and that she signed her name thereto by order of the Board of Directors of such corporation.



                                       ________________________________________
                                                    Notary Public

[Notarial Seal]

My commission expires ____________.

STATE OF NORTH CAROLINA )
                        )     ss.:
COUNTY OF MECKLENBURG   )
                        )

            On the 23rd day of October, 2001, before me, a notary public in and for the State of North Carolina, personally appeared Robert J. DeBenedet, known to me who, being by me duly sworn, did depose and say that he is the Senior Vice President of Bank of America, N.A., a national banking association, one of the parties that executed the foregoing instrument; and that he signed her name thereto by order of the Board of Directors of such corporation.



                                       ________________________________________
                                                    Notary Public

[Notarial Seal]

My commission expires ____________.

                                   EXHIBIT A-1

                     [FORM OF FACE OF CLASS A-1 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-F
                                    Class A-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-F
                                    Class A-1

evidencing an interest in a Trust consisting primarily of a pool of adjustable-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 October 1, 2001

First Distribution Date:      November 26, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $410,000,000.00

Pass-Through Rate:            Variable

CUSIP No.:                    060506 4Q 2

            This certifies that _____________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated October 23, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

            For each Distribution Date occurring prior to and including the Distribution Date in July 2006, interest will accrue on this Certificate at a per annum rate equal to the lesser of (i) 4.897% and (ii) the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date). For each Distribution Date occurring after the Distribution Date in July 2006, interest will accrue on this Certificate at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date).

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                    * * *

                                   EXHIBIT A-2

                     [FORM OF FACE OF CLASS A-2 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-F
                                    Class A-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-F
                                    Class A-2

evidencing an interest in a Trust consisting primarily of a pool of adjustable-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 October 1, 2001

First Distribution Date:      November 26, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $594,664,000.00

Pass-Through Rate:            Variable

CUSIP No.:                    060506 4R 0

            This certifies that _____________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated October 23, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

            For each Distribution Date occurring prior to and including the Distribution Date in July 2006, interest will accrue on this Certificate at a per annum rate equal to the lesser of (i) 5.608% and (ii) the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date). For each Distribution Date occurring after the Distribution Date in July 2006, interest will accrue on this Certificate at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date).

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                    * * *

                                  EXHIBIT A-IO

                    [FORM OF FACE OF CLASS A-IO CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-F
                                   Class A-IO

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE NOTIONAL AMOUNT OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING NOTIONAL AMOUNT OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-F
                                   Class A-IO

evidencing an interest in a Trust consisting primarily of a pool of adjustable-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 October 1, 2001

First Distribution Date:      November 26, 2001

Initial Notional Amount
of this Certificate
("Denomination"):             $

Initial Notional Amount
of this Class:                $1,037,948,547.00

Pass-Through Rate:            Variable

CUSIP No.:                    060506 4S 8

            This certifies that ______________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Notional Amount of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated October 23, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

            For each Distribution Date occurring prior to and including the Distribution Date in July 2006, interest will accrue on this Class A-IO Certificates at a per annum rate equal to the difference between the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date) and the weighted average of the Pass-Through Rates on the Certificates (other than the Class A-IO Certificates) as of such Distribution Date. For each Distribution Date occurring after the Distribution Date in July 2006, the Pass-Through Rate on this Class A-IO Certificates will be zero.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                   EXHIBIT A-R

                     [FORM OF FACE OF CLASS A-R CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-F
                                    Class A-R

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CLASS A-R CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR A PERSON ACTING ON BEHALF OF OR INVESTING ASSETS OF A PLAN.

TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN TAX RELATED TRANSFER RESTRICTIONS DESCRIBED HEREIN AND IN THE POOLING AND SERVICING AGREEMENT. ANY ATTEMPTED OR PURPORTED TRANSFER OF THIS RESIDUAL CERTIFICATE IN VIOLATION OF SUCH RESTRICTIONS SHALL BE ABSOLUTELY NULL AND VOID AND SHALL VEST NO RIGHTS IN THE PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-F
                                    Class A-R

evidencing a 100% Percentage Interest in the distributions allocable to the Certificate of the above-referenced Class with respect to a Trust consisting primarily of a pool of adjustable-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 October 1, 2001

First Distribution Date:      November 26, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $50.00

Initial Class Certificate
Balance of this Class:        $50.00

Pass-Through Rate:            Variable

CUSIP No.:                    060506 4T 6

            This certifies that _____________________ is the registered owner of 100% Percentage Interest evidenced by this Certificate in certain monthly distributions with respect to a Trust consisting of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated October 23, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

            For the first Distribution Date, interest will accrue on this Certificate at the rate of 5.6083884997% per annum. For each Distribution Date after the first Distribution Date, interest will accrue on this Certificate at a per annum rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution
Date).

            Any distribution of the proceeds of any remaining assets of the Certificate Account will be made only upon presentment and surrender of this Class A-R Certificate at the Corporate Trust Office.

            Each Person who has or who acquires this Class A-R Certificate shall be deemed by the acceptance or acquisition thereof to have agreed to be bound by the following provisions and the rights of each Person acquiring this Class A-R Certificate are expressly subject to the following provisions: (i) each Person holding or acquiring this Class A-R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee; (ii) no Person shall acquire an ownership interest in this Class A-R Certificate unless such ownership interest is a pro rata undivided interest; (iii) in connection with any proposed transfer of this Class A-R Certificate, the Trustee shall require delivery to it, in form and substance satisfactory to it, of an affidavit in the form of Exhibit I to the Pooling and Servicing Agreement; (iv) notwithstanding the delivery of an affidavit by a proposed transferee under clause (iii) above, if a Responsible Officer of the Trustee has actual knowledge that the proposed transferee is not a Permitted Transferee, no transfer of any Ownership Interest in this Residual Certificate to such proposed transferee shall be effected; (v) this Residual Certificate may not be purchased by or transferred to any Person that is not a U.S. Person, unless (A) such Person holds this Residual Certificate in connection with the conduct of a trade or business within the United States and furnishes the transferor and the Trustee with an effective Internal Revenue Service Form 4224 (or any successor thereto) or (B) the transferee delivers to both the transferor and the Trustee an Opinion of Counsel from a nationally-recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of this Residual Certificate will not be disregarded for federal income tax purposes; (vi) any attempted or purported transfer of this Class A-R Certificate in violation of the provisions of such restrictions shall be absolutely null and void and shall vest no rights in the purported transferee; and (vii) if any Person other than a Permitted Transferee acquires the Class A-R Certificate in violation of such restrictions, then the Trustee, based on information provided to the Trustee by the Servicer, will provide to the Internal Revenue Service, and to the Persons specified in Section 860E(e)(3) and (6) of the Code, information needed to compute the tax imposed under Section 860E(e) of the Code on transfers of residual interests to disqualified organizations.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                    * * *

                                  EXHIBIT A-LR

                    [FORM OF FACE OF CLASS A-LR CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-F
                                   Class A-LR

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CLASS A-LR CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR A PERSON ACTING ON BEHALF OF OR INVESTING ASSETS OF A PLAN.

TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN TAX RELATED TRANSFER RESTRICTIONS DESCRIBED HEREIN AND IN THE POOLING AND SERVICING AGREEMENT. ANY ATTEMPTED OR PURPORTED TRANSFER OF THIS RESIDUAL CERTIFICATE IN VIOLATION OF SUCH RESTRICTIONS SHALL BE ABSOLUTELY NULL AND VOID AND SHALL VEST NO RIGHTS IN THE PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-F
                                   Class A-LR

evidencing a 100% Percentage Interest in the distributions allocable to the Certificate of the above-referenced Class with respect to a Trust consisting primarily of a pool of adjustable-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 October 1, 2001

First Distribution Date:      November 26, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $50.00

Initial Class Certificate
Balance of this Class:        $50.00

Pass-Through Rate:            Variable

CUSIP No.:                    060506 4U 3

            This certifies that _____________________ is the registered owner of 100% Percentage Interest evidenced by this Certificate in certain monthly distributions with respect to a Trust consisting of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated October 23, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

            For the first Distribution Date, interest will accrue on this Certificate at the rate of 5.6083884997% per annum. For each Distribution Date after the first Distribution Date, interest will accrue on this Certificate at a per annum rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution
Date).

            Any distribution of the proceeds of any remaining assets of the Certificate Account will be made only upon presentment and surrender of this Class A-LR Certificate at the Corporate Trust Office.

            Each Person who has or who acquires this Class A-LR Certificate shall be deemed by the acceptance or acquisition thereof to have agreed to be bound by the following provisions and the rights of each Person acquiring this Class A-LR Certificate are expressly subject to the following provisions: (i) each Person holding or acquiring this Class A-LR Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee; (ii) no Person shall acquire an ownership interest in this Class A-LR Certificate unless such ownership interest is a pro rata undivided interest; (iii) in connection with any proposed transfer of this Class A-LR Certificate, the Trustee shall require delivery to it, in form and substance satisfactory to it, of an affidavit in the form of Exhibit I to the Pooling and Servicing Agreement; (iv) notwithstanding the delivery of an affidavit by a proposed transferee under clause (iii) above, if a Responsible Officer of the Trustee has actual knowledge that the proposed transferee is not a Permitted Transferee, no transfer of any Ownership Interest in this Residual Certificate to such proposed transferee shall be effected; (v) this Residual Certificate may not be purchased by or transferred to any Person that is not a U.S. Person, unless (A) such Person holds this Residual Certificate in connection with the conduct of a trade or business within the United States and furnishes the transferor and the Trustee with an effective Internal Revenue Service Form 4224 (or any successor thereto) or (B) the transferee delivers to both the transferor and the Trustee an Opinion of Counsel from a nationally-recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of this Residual Certificate will not be disregarded for federal income tax purposes; (vi) any attempted or purported transfer of this Class A-LR Certificate in violation of the provisions of such restrictions shall be absolutely null and void and shall vest no rights in the purported transferee; and (vii) if any Person other than a Permitted Transferee acquires the Class A-LR Certificate in violation of such restrictions, then the Trustee, based on information provided to the Trustee by the Servicer, will provide to the Internal Revenue Service, and to the Persons specified in Section 860E(e)(3) and (6) of the Code, information needed to compute the tax imposed under Section 860E(e) of the Code on transfers of residual interests to disqualified organizations.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                    * * *

                                   EXHIBIT B-1

                     [FORM OF FACE OF CLASS B-1 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-F
                                    Class B-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-F
                                    Class B-1

evidencing an interest in a Trust consisting primarily of a pool of adjustable-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 October 1, 2001

First Distribution Date:      November 26, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $15,639,000.00

Pass-Through Rate:            Variable

CUSIP No.:                    060506 4V 1

            This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated October 23, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

            For each Distribution Date occurring prior to and including the Distribution Date in July 2006, interest will accrue on this Certificate at a per annum rate equal to the lesser of (i) 5.500% and (ii) the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date). For each Distribution Date occurring after the Distribution Date in July 2006, interest will accrue on this Certificate at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date).

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                    * * *

                                   EXHIBIT B-2

                     [FORM OF FACE OF CLASS B-2 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-F
                                    Class B-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A AND CLASS B-1 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-F
                                    Class B-2

evidencing an interest in a Trust consisting primarily of a pool of adjustable-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 October 1, 2001

First Distribution Date:      November 26, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $6,227,000.00

Pass-Through Rate:            Variable

CUSIP No.:                    060506 4W 9

            This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated October 23, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

            For each Distribution Date occurring prior to and including the Distribution Date in July 2006, interest will accrue on this Certificate at a per annum rate equal to the lesser of (i) 5.500% and (ii) the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date). For each Distribution Date occurring after the Distribution Date in July 2006, interest will accrue on this Certificate at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date).

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                    * * *

                                   EXHIBIT B-3

                     [FORM OF FACE OF CLASS B-3 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-F
                                    Class B-3

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS B-1 AND CLASS B-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-F
                                    Class B-3

evidencing an interest in a Trust consisting primarily of a pool of adjustable-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 October 1, 2001

First Distribution Date:      November 26, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $5,190,000.00

Pass-Through Rate:            Variable

CUSIP No.:                    060506 4X 7

            This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated October 23, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

            For each Distribution Date occurring prior to and including the Distribution Date in July 2006, interest will accrue on this Certificate at a per annum rate equal to the lesser of (i) 5.500% and (ii) the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date). For each Distribution Date occurring after the Distribution Date in July 2006, interest will accrue on this Certificate at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date).

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                    * * *

                                   EXHIBIT B-4

                     [FORM OF FACE OF CLASS B-4 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-F
                                    Class B-4

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS B-1, CLASS B-2 AND CLASS B-3 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-F
                                    Class B-4

evidencing an interest in a Trust consisting primarily of a pool of adjustable-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 October 1, 2001

First Distribution Date:      November 26, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $2,076,000.00

Pass-Through Rate:            Variable

CUSIP No.:                    060506 4Y 5

            This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated October 23, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

            For each Distribution Date occurring prior to and including the Distribution Date in July 2006, interest will accrue on this Certificate at a per annum rate equal to the lesser of (i) 5.500% and (ii) the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date). For each Distribution Date occurring after the Distribution Date in July 2006, interest will accrue on this Certificate at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date).

            No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                    * * *

                                   EXHIBIT B-5

                     [FORM OF FACE OF CLASS B-5 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-F
                                    Class B-5

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS B-1, CLASS B-2, CLASS B-3 AND CLASS B-4 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-F
                                    Class B-5

evidencing an interest in a Trust consisting primarily of a pool of adjustable-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 October 1, 2001

First Distribution Date:      November 26, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $2,076,000.00

Pass-Through Rate:            Variable

CUSIP No.:                    060506 4Z 2

            This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated October 23, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

            For each Distribution Date occurring prior to and including the Distribution Date in July 2006, interest will accrue on this Certificate at a per annum rate equal to the lesser of (i) 5.500% and (ii) the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date). For each Distribution Date occurring after the Distribution Date in July 2006, interest will accrue on this Certificate at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date).

            No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                    * * *

                                   EXHIBIT B-6

                     [FORM OF FACE OF CLASS B-6 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-F
                                    Class B-6

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS B-1, CLASS B-2, CLASS B-3, CLASS B-4 AND CLASS B-5 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-F
                                    Class B-6

evidencing an interest in a Trust consisting primarily of a pool of adjustable-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 October 1, 2001

First Distribution Date:      November 26, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $2,076,447.27

Pass-Through Rate:            Variable

CUSIP No.:                    060506 5A 6

            This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated October 23, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

            For each Distribution Date occurring prior to and including the Distribution Date in July 2006, interest will accrue on this Certificate at a per annum rate equal to the lesser of (i) 5.500% and (ii) the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date). For each Distribution Date occurring after the Distribution Date in July 2006, interest will accrue on this Certificate at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date).

            No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                    * * *

                                    EXHIBIT C

                      [FORM OF REVERSE OF ALL CERTIFICATES]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                       Mortgage Pass-Through Certificates

            This Certificate is one of a duly authorized issue of Certificates designated as Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, of the Series specified on the face hereof (collectively, the "Certificates"), and representing a beneficial ownership interest in the Trust created by the Pooling and Servicing Agreement.

            The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Pooling and Servicing Agreement or, except as expressly provided in the Pooling and Servicing Agreement, subject to any liability under the Pooling and Servicing Agreement.

            This Certificate does not purport to summarize the Pooling and Servicing Agreement and reference is made to the Pooling and Servicing Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

            Pursuant to the terms of the Pooling and Servicing Agreement, a distribution will be made on the 25th day of each calendar month (or, if such day is not a Business Day, the next Business Day) (each, a "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount required pursuant to the Pooling and Servicing Agreement. The Record Date applicable to each Distribution Date is the last Business Day of the month next preceding the month of such Distribution Date.

            On each Distribution Date, the Trustee shall distribute out of the Certificate Account to each Certificateholder of record on the related Record Date (other than respecting the final distribution) (a) by check mailed to such Certificateholder entitled to receive a distribution on such Distribution Date at the address appearing in the Certificate Register, or (b) upon written request by the Holder of a Regular Certificate (in the event such Certificateholder owns of record 100% of a Class of Certificates or holds Certificates of any Class having denominations aggregating $1,000,000 or more), by wire transfer or by such other means of payment as such Certificateholder and the Trustee shall agree upon, such Certificateholder's Percentage Interest in, the amount to which the related Class of Certificates is entitled in accordance with the priorities set forth in Section 5.02 of the Pooling and Servicing Agreement. The final distribution on each Certificate will be made in like manner, but only upon presentation and surrender of such Certificate to the Trustee as contemplated by Section 10.01 of the Pooling and Servicing Agreement.

            The Pooling and Servicing Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Pooling and Servicing Agreement at any time by the Depositor, the Servicer and the Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Pooling and Servicing Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Pooling and Servicing Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

            As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the Corporate Trust Office accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust will be issued to the designated transferee or transferees.

            The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Pooling and Servicing Agreement. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            The Depositor, the Servicer, the Certificate Registrar and the Trustee and any agent of the Depositor, the Servicer, the Certificate Registrar or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Certificate Registrar, the Trustee or any such agent shall be affected by any notice to the contrary.

            On any Distribution Date on which the Pool Stated Principal Balance is less than 10% of the Cut-Off Date Pool Principal Balance, the Depositor will have the option to repurchase, in whole, from the Trust all remaining Mortgage Loans and all property acquired in respect of the Mortgage Loans at a purchase price determined as provided in the Pooling and Servicing Agreement. The 10% may be reduced by an amendment to the Pooling and Servicing Agreement without Certificateholder consent under certain conditions set forth in the Pooling and Servicing Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Pooling and Servicing Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Pooling and Servicing Agreement. In no event shall the Trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date thereof.

            Any term used herein that is defined in the Pooling and Servicing Agreement shall have the meaning assigned in the Pooling and Servicing Agreement, and nothing herein shall be deemed inconsistent with that meaning.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: October 23, 2001

                                    THE BANK OF NEW YORK,
                                     as Trustee


                                    By
                                       ________________________________________
                                       Authorized Signatory






                          CERTIFICATE OF AUTHENTICATION

      This is one of the Class [__] Certificates referred to in the Pooling and Servicing Agreement referenced herein.

                                    THE BANK OF NEW YORK,
                                     as Trustee


                                    By
                                       ________________________________________
                                       Authorized Signatory

                                   ASSIGNMENT
                                   ----------

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust.

            I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:

                                    __________________________________________
                                    Signature by or on behalf of assignor






                            DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions shall be made, by wire transfer or otherwise, in immediately available funds to______________________________ for the account of ___________________, account number _________________________, or, if mailed by check, to _____________________________________________________________________
Applicable statements should be mailed to ___________________________________.

            This information is provided by _________, the assignee named above, or , as its agent.

                                    EXHIBIT D

                             MORTGAGE LOAN SCHEDULE

Bank of America Mortgage
BOAMS 2001-F
Mortgage Schedule

   Loan                                                         Zip
  Number                    Borrower                 State      Code         Property     Type Code      B1Occupancy   Occupancy
---------------------------------------------------------------------------------------------------------------------------------

0029618121                 HINKLE                     FL        32550          SF       Single Family         S        Secondary
0029648987                 MIZUKURA                   CA        94588          SF       Single Family         P         Primary
0029649548                 MARCHIANO                  CA        94526          PD            PUD              P         Primary
0029679313                 HEAGLE JR                  GA        30097          PD            PUD              P         Primary
0029682887                 TAYLOR                     MN        55347          SF       Single Family         P         Primary
0029682903                 TRABANINO                  CA        94560          SF       Single Family         P         Primary
0029685666                 KENNEY                     IL        60521          SF       Single Family         P         Primary
0029692621                 HAMILTON                   CO        80207          SF       Single Family         P         Primary
0029701240                 BERGEN                     AZ        85012          SF       Single Family         P         Primary
0029707569                 YAJKO                      CO        81601          SF       Single Family         P         Primary
0029707700                 STIKOVAC                   KY        40059          SF       Single Family         P         Primary
0029718590                 MITCHELL                   CO        80540          SF       Single Family         P         Primary
0029722881                 TAYLOR                     CA        94560          SF       Single Family         P         Primary
0029726676                 BROCKHOFF                  CA        93021          PD            PUD              P         Primary
0029734910                 CONNELLY                   CA        90056          SF       Single Family         P         Primary
0029743333                 BAUER                      CA        92315          SF       Single Family         P         Primary
0029746146                 MAYBIE                     NV        89144          PD            PUD              P         Primary
0029746377                 JONES                      SC        29201          PD            PUD              P         Primary
0029747870                 JASPER                     FL        33064          SF       Single Family         P         Primary
0029748126                 COOPER                     CO        80206          SF       Single Family         P         Primary
0029748183                 SCHWEITZER                 OH        43065          SF       Single Family         P         Primary
0029749645                 MORIN JR                   CA        91381          PD            PUD              P         Primary
0029753464                 WATERMAN                   CA        94503          SF       Single Family         P         Primary
0029758851                 REINDERS                   CO        80439          SF       Single Family         P         Primary
0029759016                 MANNING                    SC        29464          PD            PUD              P         Primary
0029759487                 HEATH                      VA        23509          SF       Single Family         P         Primary
0029783586                 VAN HOUTTE                 CA        94960          SF       Single Family         P         Primary
0029784584                 COTTRIEL                   CA        92656          PD            PUD              P         Primary
0029784956                 BELCHER                    CO        80016          PD            PUD              P         Primary
0029785367                 CHAPMAN                    MD        20715          PD            PUD              P         Primary
0099042194                 MARTINEZ                   CA        94536          SF       Single Family         P         Primary
0099053126                 SUNIEGA                    CA        95122          SF       Single Family         P         Primary
0099055469                 ALLUMS                     CA        95138          PD            PUD              P         Primary
0099057424                 BROUGHTON                  CA        94123          CO        Condominimum         P         Primary
0099059412                 MCCARTHY                   CA        95020          PD            PUD              P         Primary
0099065922                 DENMEAD                    CA        94536          SF       Single Family         P         Primary
0099066201                 BATES                      CA        94553          PD            PUD              P         Primary
0099066763                 KLOOTWYK                   CA        95118          SF       Single Family         P         Primary
0099067662                 STUEHLER                   CA        95118          SF       Single Family         P         Primary
0099068652                 LUEDERS                    CO        80218          SF       Single Family         P         Primary
0099068660                 FIDANZA                    NJ        07450          SF       Single Family         P         Primary
0099069981                 CADWALLADER                CO        80123          PD            PUD              P         Primary
0099070658                 THOMPSON                   CO        80503          PD            PUD              P         Primary
0099071409                 JACOBS                     WA        98103          SF       Single Family         P         Primary
0099071656                 CASTALDI                   CA        94005          CO        Condominimum         P         Primary
0099072183                 MATHERS                    CA        92692          PD            PUD              P         Primary
0099072290                 SAPAROV                    CA        94086          SF       Single Family         P         Primary
0099073454                 WILKINSON                  NJ        08534          SF       Single Family         P         Primary
0099073512                 GRISHAM                    CA        94517          PD            PUD              P         Primary
0099073876                 MILLER                     OH        43235          SF       Single Family         P         Primary
0099074528                 OWENS                      CA        94112          SF       Single Family         P         Primary
0099076598                 WADE                       CO        80526          PD            PUD              P         Primary
0099077356                 ALLEN                      TX        78070          PD            PUD              P         Primary
0099079386                 ZIA                        CA        92708          SF       Single Family         P         Primary
0099080285                 YANNITELLO                 VA        23188          PD            PUD              P         Primary
0099080368                 NOLI SR                    AZ        85225          PD            PUD              P         Primary
0099080590                 ROSLUND                    CA        94086          SF       Single Family         P         Primary
0099081481                 CRADDOCK                   GA        30097          PD            PUD              P         Primary
0099081572                 SANDHU                     CA        94801          PD            PUD              P         Primary
0099082018                 FAOUR                      VA        20165          PD            PUD              P         Primary
0099083370                 OLSON III                  NC        28226          SF       Single Family         P         Primary
0099085748                 BRADLEY                    AR        72223          SF       Single Family         P         Primary
0099086035                 PEARSON III                KS        66209          PD            PUD              P         Primary
0099087074                 GARDNER                    MA        01752          SF       Single Family         P         Primary
0099087728                 MAUS                       FL        34744          PD            PUD              P         Primary
0099087769                 ROTTERMAN                  DC        20003          SF       Single Family         S        Secondary
0099087918                 GALLUP JR                  CA        93940          SF       Single Family         P         Primary
0099087959                 SALESSI                    CA        92677          PD            PUD              P         Primary
0099088486                 MEIERS                     CA        95119          SF       Single Family         P         Primary
0099088700                 SAWAI                      CA        93021          PD            PUD              P         Primary
0099089146                 WOOLDRIDGE                 VA        20165          PD            PUD              P         Primary
0099089534                 BURT                       TX        76092          PD            PUD              P         Primary
0099089815                 CHRONOS                    GA        30327          SF       Single Family         P         Primary
0099089831                 REDDINGTON                 CO        80020          PD            PUD              P         Primary
0099089955                 DAGGETT                    CA        92656          PD            PUD              P         Primary
0099089963                 OLSEN                      CA        95133          PD            PUD              P         Primary
0099090086                 SWITZLER                   CA        93065          PD            PUD              P         Primary
0099090128                 HEINE                      CO        80302          SF       Single Family         P         Primary
0099090557                 GORGONE                    CA        90631          PD            PUD              P         Primary
0099091761                 HAWKES                     CA        90631          SF       Single Family         P         Primary
0099091910                 BARTLETT                   CA        95125          SF       Single Family         P         Primary
0099093031                 JOHNSON                    FL        33642          PD            PUD              P         Primary
0099094641                 KAMPLEY                    CA        94086          CO        Condominimum         P         Primary
0099094682                 MCCORMACK                  CA        95120          SF       Single Family         P         Primary
0099095036                 DEVLIN                     CA        94901          SF       Single Family         P         Primary
0099095903                 HANSEN                     WA        98146          PD            PUD              P         Primary
0099096257                 SMITH                      CA        94588          PD            PUD              P         Primary
0099096679                 DOCTOR                     CA        94920          SF       Single Family         P         Primary
0099097206                 BRUNDAGE                   CA        91381          PD            PUD              P         Primary
0099097388                 GREBEL                     CA        94114          2F         Two Family          P         Primary
0099097545                 LYNCH                      TX        75205          SF       Single Family         P         Primary
0099097552                 EDWARDS                    CA        91302          SF       Single Family         P         Primary
0099099467                 MOORE                      CA        94707          SF       Single Family         P         Primary
0099099905                 DOUGHERTY                  WA        98584          SF       Single Family         P         Primary
0099099921                 SOUTER                     CA        94062          SF       Single Family         P         Primary
0099102063                 LURIE                      CO        80104          PD            PUD              P         Primary
0099103772                 FIOCCHI                    CA        94801          PD            PUD              P         Primary
0099105439                 ALKADRI                    IL        60610          CH      High-Rise Condo        P         Primary
0099105876                 CUNNINGHAM                 TN        37027          PD            PUD              P         Primary
0099106270                 WESSEL                     TN        37075          PD            PUD              P         Primary
0099106346                 BOSSONG                    IL        60067          SF       Single Family         P         Primary
0099107203                 MEDINA                     CA        92692          PD            PUD              P         Primary
0099108086                 TOLL                       NJ        07039          SF       Single Family         P         Primary
0099108110                 GAINES                     CO        80126          PD            PUD              P         Primary
0099108144                 CAI                        CA        94536          SF       Single Family         P         Primary
0099108425                 GOLEBIEWSKA                CA        94602          SF       Single Family         P         Primary
0099109712                 MILLER                     CA        95023          PD            PUD              P         Primary
0099109829                 ODENBRETT                  CA        94585          PD            PUD              P         Primary
0099110207                 THOMPSON                   OR        97034          PD            PUD              P         Primary
0099110868                 HANSEN                     DC        20007          SF       Single Family         P         Primary
0099111536                 COUCH                      TN        37087          SF       Single Family         P         Primary
0099111577                 RASHAD                     CA        91709          SF       Single Family         P         Primary
0099112013                 TORRALBA                   CA        95123          SF       Single Family         P         Primary
0099113409                  MC GINN                   CA        91326          PD            PUD              P         Primary
0099113664                 CATALANO                   CA        92009          PD            PUD              P         Primary
0099114704                 DODD                       GA        30004          SF       Single Family         P         Primary
0099114761                 CHAMPAGNE                  CA        94114          2F         Two Family          P         Primary
0099115172                 LEUNG                      CA        94544          PD            PUD              P         Primary
0099116048                 WILLHITE                   CA        95123          SF       Single Family         P         Primary
0099116469                 JACOBS                     CA        94574          SF       Single Family         P         Primary
0099116535                 BYFORD                     OR        97408          SF       Single Family         P         Primary
0099117004                 WADE                       CO        80016          PD            PUD              P         Primary
0099117749                 KLEINMAN                   GA        30306          CO        Condominimum         P         Primary
0099118440                 PASTERNAK                  CA        94107          CO        Condominimum         P         Primary
0099119059                 CRANE                      OR        97034          PD            PUD              P         Primary
0099119109                 FREEH JR                   NJ        08055          SF       Single Family         P         Primary
0099119174                 FRANCOIS                   CA        94596          SF       Single Family         P         Primary
0099119364                 SHAH                       VA        20165          PD            PUD              P         Primary
0099119448                 HAZELBAKER                 OH        43220          SF       Single Family         P         Primary
0099119489                 BAKER                      CO        81225          SF       Single Family         S        Secondary
0099119562                 LEONARD                    IL        60134          CO        Condominimum         P         Primary
0099119653                 AU                         CA        94303          SF       Single Family         P         Primary
0099119802                 CLOUTHIER                  CO        80126          PD            PUD              P         Primary
0099119851                 KAZMIERCZAK                OR        97221          SF       Single Family         P         Primary
0099120214                 MCHOSE                     CO        80498          PD            PUD              P         Primary
0099120305                 VAUGHAN                    CA        91381          PD            PUD              P         Primary
0099120339                 LEBEAU                     CA        92657          PD            PUD              P         Primary
0099121329                 ARENBERG                   CA        95008          PD            PUD              P         Primary
0099121642                 BONASIA                    CA        92009          PD            PUD              P         Primary
0099122608                 NELSON                     CO        81601          SF       Single Family         P         Primary
0099122657                 MCGEE                      CA        94066          SF       Single Family         P         Primary
0099122749                 RYCHECKY                   CO        80126          PD            PUD              P         Primary
0099122764                 PHELPS                     CO        80124          PD            PUD              P         Primary
0099123499                 DAVIES                     CA        94903          SF       Single Family         P         Primary
0099123572                 KENYON                     CA        94901          SF       Single Family         P         Primary
0099123697                 BOVSHOW                    CA        95492          SF       Single Family         P         Primary
0099124067                 HAMMOND                    CA        94526          SF       Single Family         P         Primary
0099124125                 MEIHAUS                    NM        87122          SF       Single Family         P         Primary
0099124398                 ENSLOW                     CA        95747          SF       Single Family         P         Primary
0099124869                 BOYKIN                     CA        94544          PD            PUD              P         Primary
0099125379                 CALIGIURI                  CO        81632          PD            PUD              P         Primary
0099125601                 DOTUR                      CO        80129          PD            PUD              P         Primary
0099125940                 BEAIRD                     CA        92131          PD            PUD              P         Primary
0099126120                 DEROCHE                    AZ        85296          PD            PUD              P         Primary
0099126278                 PIERCE                     TN        38139          SF       Single Family         P         Primary
0099127102                 CHRISTOFFERSON             CA        91381          PD            PUD              P         Primary
0099127599                 MURPHY                     CA        94010          SF       Single Family         P         Primary
0099127748                 PARKER                     CA        92673          PD            PUD              P         Primary
0099128027                 AXELROD                    FL        32819          PD            PUD              P         Primary
0099128084                 SIDANA                     CA        91304          PD            PUD              P         Primary
0099128746                 NAEHRING                   CA        94015          SF       Single Family         P         Primary
0099128902                 KIM                        CA        94550          SF       Single Family         P         Primary
0099128928                 VONDERHAAR                 CA        94306          SF       Single Family         P         Primary
0099129173                 PERAKIS                    CA        94566          SF       Single Family         P         Primary
0099129231                 MOODY                      GA        30092          PD            PUD              P         Primary
0099131039                 HICKS                      MO        65049          PD            PUD              P         Primary
0099131179                 CHOI                       VA        22101          SF       Single Family         P         Primary
0099134041                 WORSHAM                    CA        95125          SF       Single Family         P         Primary
0099134231                 ROBSON                     CA        94536          SF       Single Family         P         Primary
0099134363                 ROLLINS                    CA        94583          PD            PUD              P         Primary
0099135071                 NERCESSIAN                 CA        90601          SF       Single Family         P         Primary
0099136673                 GUPTA                      CA        94509          SF       Single Family         P         Primary
0099136772                 EDGE                       AZ        85258          PD            PUD              P         Primary
0099138703                 SCARPULLA                  CA        94937          SF       Single Family         P         Primary
0099139917                 NGUYEN                     CA        92677          PD            PUD              P         Primary
0099140774                 BALFOUR                    CA        94949          SF       Single Family         P         Primary
0099141582                 GOODING                    CA        92008          PD            PUD              P         Primary
0099142085                 VELASCO                    CA        94544          PD            PUD              P         Primary
0099142564                 CASILLAS                   CA        95123          SF       Single Family         P         Primary
0099142614                 DONNELLY JR                CA        92009          PD            PUD              P         Primary
0099143240                 THOMPSON                   GA        30309          SF       Single Family         P         Primary
0099143992                 WILSON                     CA        92782          PD            PUD              P         Primary
0099144024                 LESLEY                     MO        63005          PD            PUD              P         Primary
0099144073                 BOTT                       IL        60008          SF       Single Family         P         Primary
0099144602                 CLARK                      GA        30350          PD            PUD              P         Primary
0099146060                 MOHR                       IL        60607          CO        Condominimum         P         Primary
0099146086                 HORAN                      MN        55416          SF       Single Family         P         Primary
0099146169                 VANEK                      VA        20147          PD            PUD              P         Primary
0099147845                 SHOPTAUGH                  CO        80440          SF       Single Family         S        Secondary
0099147993                 GUARINI                    CA        94509          SF       Single Family         P         Primary
0099153231                 GOULD                      CO        80212          PD            PUD              P         Primary
0099153504                 HICKS                      TX        75230          SF       Single Family         P         Primary
0099153678                 JOHANSSEN                  CO        80104          PD            PUD              P         Primary
0099156572                 MOSS                       CA        94538          SF       Single Family         P         Primary
6001171260                 WILLIAMS                   MA        02130          SF       Single Family         P         Primary
6001683777                 KING                       GA        30328          SF       Single Family         P         Primary
6001813820                 KOCHER                     CA        95125          SF       Single Family         P         Primary
6002065115                 DAVIS                      CA        94954          SF       Single Family         P         Primary
6002317060                 MAISS                      NV        89509          SF       Single Family         P         Primary
6003515522                 EVENSON                    WA        98103          SF       Single Family         P         Primary
6003962864                 MARKS                      CA        92677          PD            PUD              P         Primary
6004170608                 CASONI                     CA        95008          SF       Single Family         P         Primary
6004366552                 WOOD                       CA        90210          SF       Single Family         P         Primary
6004824451                 MICHELETTI                 CA        94110          CO        Condominimum         P         Primary
6005079378                 ALLEN                      CA        94080          PD            PUD              P         Primary
6007343772                 MONTGOMERY                 NC        28787          SF       Single Family         P         Primary
6007387233                 SOFER                      CA        90254          CO        Condominimum         P         Primary
6007736744                 BERTENTHAL                 CA        90036          SF       Single Family         P         Primary
6007851592                 WHEELER                    CA        94507          PD            PUD              P         Primary
6008169895                 BAYSA                      CA        95148          SF       Single Family         P         Primary
6008453018                 MCGAHARN II                CA        91107          SF       Single Family         P         Primary
6009347821                 HAKHAMIMI                  CA        90049          CO        Condominimum         S        Secondary
6009867166                 KWOK                       CA        94122          SF       Single Family         P         Primary
6010534391                 GALLANT                    GA        30327          SF       Single Family         P         Primary
6010804471                 PATEL                      CA        92117          SF       Single Family         P         Primary
6011004899                 SACERIO                    FL        33134          SF       Single Family         P         Primary
6011106132                 VIARENGO                   CA        94558          SF       Single Family         S        Secondary
6012301377                 HASHEMPOUR                 CA        92677          PD            PUD              P         Primary
6012841182                 TAMPANARU                  CA        90404          CO        Condominimum         P         Primary
6013657389                 MILLER                     CA        94105          CO        Condominimum         P         Primary
6015115550                 HOWARD                     CA        95405          SF       Single Family         P         Primary
6015266866                 DURHAM                     MD        21054          PD            PUD              P         Primary
6015391532                 MORGAN                     TX        75254          SF       Single Family         P         Primary
6015563072                 NORDQUIST                  CA        94024          SF       Single Family         P         Primary
6015651745                 RILEY                      CA        95124          SF       Single Family         P         Primary
6017761518                 JONG                       MD        20850          PD            PUD              P         Primary
6018362191                 MARKHAM                    MO        64113          SF       Single Family         P         Primary
6018521465                 BARKER                     MD        20854          SF       Single Family         P         Primary
6018731775                 FABER                      CA        92651          SF       Single Family         P         Primary
6019565578                 KELTCHER                   CA        94087          SF       Single Family         P         Primary
6020315013                 SCHUSTER                   MD        21074          SF       Single Family         P         Primary
6021218190                 JOHNSTONE                  CA        92064          PD            PUD              P         Primary
6021435018                 WONG                       CA        94065          PD            PUD              I         Investor
6021544504                 AYERS                      CA        94065          CO        Condominimum         P         Primary
6021606543                 ARAGON JR                  CA        95032          SF       Single Family         P         Primary
6021661290                 SINGER                     CA        94611          SF       Single Family         P         Primary
6021960874                 WAHE                       FL        34108          CH      High-Rise Condo        P         Primary
6023494344                 KAUFMAN                    CA        94533          SF       Single Family         P         Primary
6024660653                 RUPERT                     CA        92028          SF       Single Family         P         Primary
6024937713                 CHAN                       CA        94587          SF       Single Family         P         Primary
6024962315                 ROSEN                      CA        94937          SF       Single Family         S        Secondary
6025101459                 COREY                      FL        34236          PD            PUD              P         Primary
6025408193                 SUNDSTROM                  CA        92867          SF       Single Family         P         Primary
6025522456                 FLORIAN                    CA        94518          SF       Single Family         P         Primary
6025540243                 HAWIT                      CA        94401          SF       Single Family         P         Primary
6025899193                 POWERS                     CA        94596          SF       Single Family         P         Primary
6026086923                 KUCZYNSKI                  CA        92115          SF       Single Family         P         Primary
6026949781                 YE                         CA        92610          PD            PUD              P         Primary
6027147112                 WING WO                    CA        94403          SF       Single Family         P         Primary
6027684684                 TOPLENSZKY JR              NV        89511          SF       Single Family         P         Primary
6027985982                 GABRIEL                    CA        94539          SF       Single Family         P         Primary
6028113923                 ABKARIAN                   CA        91207          SF       Single Family         P         Primary
6029643092                 SO                         TX        75024          PD            PUD              P         Primary
6029997811                 COPPAGE                    FL        34208          SF       Single Family         P         Primary
6030729740                 STOLARSKI                  CA        94087          SF       Single Family         P         Primary
6030752650                 SCHEER                     SC        29451          PD            PUD              S        Secondary
6030983826                 HUSSAIN                    CA        94010          SF       Single Family         P         Primary
6033732550                 HASS                       CA        92663          SF       Single Family         P         Primary
6033852879                 TUOHY                      FL        32210          SF       Single Family         P         Primary
6033946143                 PAPPAS                     CA        92672          PD            PUD              P         Primary
6035800660                 HEISEN                     CA        90291          SF       Single Family         P         Primary
6036342662                 CAMPOS                     CA        95127          SF       Single Family         P         Primary
6036786397                 BOLES                      CA        94122          SF       Single Family         P         Primary
6037812051                 SAMARRON JR                NV        89451          PD            PUD              P         Primary
6038058746                 LEEB                       CA        95133          SF       Single Family         P         Primary
6038158074                 DUARTE                     MA        02324          SF       Single Family         P         Primary
6038471121                 CAPOZZOLI SR               FL        33064          SF       Single Family         P         Primary
6039133522                 FOX                        CA        91711          SF       Single Family         P         Primary
6039358905                 O'HARA                     CA        90266          SF       Single Family         P         Primary
6039629511                 CHITTY                     CA        94107          CO        Condominimum         P         Primary
6039764003                 CHOU                       CA        94010          SF       Single Family         P         Primary
6039906505                 BRAM                       CA        92651          SF       Single Family         P         Primary
6040033927                 WEISS                      CA        92612          PD            PUD              P         Primary
6040610815                 ROSS                       CA        92677          PD            PUD              P         Primary
6040859230                 NOMIYAMA                   CA        94107          CO        Condominimum         P         Primary
6041050979                 SORBO                      CA        92117          SF       Single Family         P         Primary
6041858447                 HINDS                      CA        95409          SF       Single Family         P         Primary
6042154457                 PAYNE                      CA        94131          SF       Single Family         P         Primary
6042622438                 JARAMILLO                  MN        55436          SF       Single Family         P         Primary
6042826146                 STERNBERG                  CA        90292          CO        Condominimum         S        Secondary
6042970902                 MACDOUGAL JR               IL        60610          PA            PUD              P         Primary
6043252425                 ALLEN                      CA        94002          SF       Single Family         P         Primary
6044226097                 BILLUPS                    CA        92029          SF       Single Family         P         Primary
6046055114                 JOHNSON                    CA        94044          2F         Two Family          P         Primary
6046418635                 VAN DEN ENDE               CA        94118          2F         Two Family          P         Primary
6046882913                 LEE                        CA        95123          SF       Single Family         P         Primary
6047785511                 JUDGE                      CA        94019          SF       Single Family         P         Primary
6048290222                 MOORE                      CA        94929          SF       Single Family         P         Primary
6048433947                 BONENFANT                  CA        92692          PD            PUD              P         Primary
6048702804                 BURDEN                     VA        22102          SF       Single Family         P         Primary
6049093716                 AYERS                      FL        33065          SF       Single Family         P         Primary
6049489708                 DJAVAHERIAN                CA        92677          PD            PUD              P         Primary
6050680484                 DACOSTA                    CA        94025          SF       Single Family         P         Primary
6050863569                 GOLDBERG                   CA        95120          PD            PUD              S        Secondary
6051408190                 BAROCAS                    CA        94010          SF       Single Family         P         Primary
6052042253                 REZABEK                    CA        94101          SF       Single Family         P         Primary
6052278907                 MORIN                      CA        95124          SF       Single Family         P         Primary
6052530984                 GRAJEDA                    CA        95131          SF       Single Family         P         Primary
6052571897                 VAN ATTA                   CA        93003          SF       Single Family         P         Primary
6052991756                 CHU                        CA        94109          CO        Condominimum         P         Primary
6053338270                 CACAO                      CA        95035          2F         Two Family          I         Investor
6053970460                 INDERBITZEN                CA        94566          PD            PUD              P         Primary
6054170938                 STRUYK                     CA        92131          PD            PUD              P         Primary
6055663741                 WILLIAMS IV                MD        20895          SF       Single Family         P         Primary
6055826421                 CITRON                     CA        90272          SF       Single Family         P         Primary
6056057372                 BASER                      CA        95051          SF       Single Family         P         Primary
6056310359                 ORSINI                     CA        93401          SF       Single Family         S        Secondary
6056566786                 LLOYD                      CA        92651          SF       Single Family         P         Primary
6057245646                 HELIN                      CA        92651          PD            PUD              P         Primary
6057310739                 KRYSLER                    CA        94588          PD            PUD              P         Primary
6058000149                 CONNORS                    CA        94065          SF       Single Family         P         Primary
6058355030                 SHAKIR                     CA        94566          PD            PUD              P         Primary
6058751121                 CADOGAN                    CA        94707          SF       Single Family         P         Primary
6058761872                 MCCRORY                    CA        94506          PD            PUD              P         Primary
6059386695                 CHIN                       CA        94544          PD            PUD              P         Primary
6059571080                 GARRETT                    CA        92064          SF       Single Family         P         Primary
6061082118                 LEE                        CA        90505          CO        Condominimum         P         Primary
6061171150                 ZALLER                     CA        94404          CO        Condominimum         P         Primary
6062294498                 GREEN                      CA        94507          SF       Single Family         P         Primary
6064378877                 OH                         IL        60613          3F        Three Family         P         Primary
6064600411                 RANCH                      CA        95130          SF       Single Family         P         Primary
6065832120                 CONNORS                    CA        94044          SF       Single Family         P         Primary
6066543809                 SMITH                      CA        94038          SF       Single Family         P         Primary
6067280518                 STENBERG                   CA        95120          SF       Single Family         P         Primary
6067516903                 WALTON                     CA        95037          SF       Single Family         P         Primary
6067551181                 SOBECK                     MD        20854          SF       Single Family         P         Primary
6067811676                 MCMILLAN                   AZ        85253          PD            PUD              P         Primary
6068113486                 BRENTS                     CA        94526          PD            PUD              P         Primary
6068797064                 EHRLICH                    CA        90272          PD            PUD              P         Primary
6071848094                 HILLEGAS-STOMME            CA        94122          SF       Single Family         P         Primary
6072714675                 GOLDSTEIN                  CA        90004          SF       Single Family         P         Primary
6072990218                 CORREIA                    CA        94403          SF       Single Family         P         Primary
6073091297                 STRANGE                    CA        90265          SF       Single Family         P         Primary
6073378710                 TSAI                       CA        94538          SF       Single Family         P         Primary
6073779487                 DAYTON                     CA        92694          PD            PUD              P         Primary
6073870526                 KURTBAY                    CA        94116          SF       Single Family         P         Primary
6074431674                 HOU                        CA        94539          SF       Single Family         P         Primary
6074483402                 OTANI                      CA        92705          SF       Single Family         P         Primary
6074794642                 RAHE                       CA        95010          SF       Single Family         I         Investor
6074829042                 CARTER                     CA        94568          PD            PUD              P         Primary
6076599858                 WATSON                     CA        94901          PA            PUD              P         Primary
6076977047                 LIU                        CA        91108          SF       Single Family         P         Primary
6077234893                 TAKAHASHI                  CA        94403          CO        Condominimum         P         Primary
6078036313                 MARGULIES                  CA        94022          SF       Single Family         P         Primary
6078230049                 ZELISKO                    SC        29204          SF       Single Family         P         Primary
6078722904                 CLIFFORD                   CA        93023          SF       Single Family         P         Primary
6078755524                 DICKMAN                    CA        95136          SF       Single Family         P         Primary
6079626070                 KUSCHNER                   CA        94116          SF       Single Family         P         Primary
6080015065                 CHEN                       CA        95133          SF       Single Family         P         Primary
6081232396                 PAQUIN                     VA        20124          PD            PUD              P         Primary
6081884279                 ABELN                      CA        94114          4F        Four Family          P         Primary
6082293371                 PLITT                      NC        28605          SF       Single Family         S        Secondary
6082384832                 THOMPSON                   CA        94610          SF       Single Family         P         Primary
6082502821                 AXELSON                    CA        94550          PD            PUD              P         Primary
6083692076                 CHMAJ                      WA        98045          PD            PUD              P         Primary
6083784006                 GOUDREAU                   CA        94583          SF       Single Family         P         Primary
6083787546                 SANDER                     CA        94024          SF       Single Family         P         Primary
6084141040                 ZACH                       CA        94040          SF       Single Family         P         Primary
6084461737                 NEVADO                     CA        94002          CO        Condominimum         P         Primary
6084494100                 BOREN                      CA        90049          SF       Single Family         P         Primary
6084955944                 CRITTENDEN                 CO        80302          PA            PUD              P         Primary
6085347109                 CHIANG                     CA        94506          PD            PUD              P         Primary
6085414958                 ZACHARIAS                  CA        92054          SF       Single Family         P         Primary
6085727268                 RAISCH                     CA        95120          SF       Single Family         P         Primary
6085922240                 BENNETT                    CA        92009          PD            PUD              P         Primary
6086346209                 MANDELL                    CA        94010          SF       Single Family         P         Primary
6087098072                 DEOCAMPO                   CA        95148          SF       Single Family         P         Primary
6087277155                 GROGAN                     CA        92651          SF       Single Family         P         Primary
6087736291                 WOSABA II                  AZ        85253          PD            PUD              P         Primary
6088207417                 CURTIS                     NC        27927          SF       Single Family         S        Secondary
6088386450                 AQUINO                     GA        30305          SF       Single Family         P         Primary
6088565905                 O'LAUGHLEN                 WA        98103          SF       Single Family         P         Primary
6088889719                 YEVICH                     NC        27707          SF       Single Family         P         Primary
6088908196                 CAPRON                     CA        95448          2F         Two Family          P         Primary
6089191099                 STROMBERG                  CA        95616          SF       Single Family         P         Primary
6089313909                 WONG                       CA        95135          SF       Single Family         P         Primary
6089349192                 PASQUARIELLO JR            CA        94574          SF       Single Family         P         Primary
6090049708                 SCHULTZ                    CA        92869          SF       Single Family         P         Primary
6090882660                 MARSHALL                   CA        93940          SF       Single Family         P         Primary
6091047636                 STILTZ                     CA        94558          SF       Single Family         P         Primary
6091218997                 RAMASWAMY                  CA        95133          PD            PUD              P         Primary
6092420410                 MANGANO                    NJ        07920          SF       Single Family         P         Primary
6092681482                 LAUB                       CA        95008          PD            PUD              P         Primary
6093399415                 MILLER                     CA        95762          PD            PUD              P         Primary
6093550108                 SAMSON                     CA        92677          CO        Condominimum         P         Primary
6093837448                 MILAM                      DC        20015          SF       Single Family         P         Primary
6093917257                 LINDSEY                    TN        37027          PD            PUD              P         Primary
6094276273                 SUSINSKI                   VA        22180          SF       Single Family         P         Primary
6094415392                 DAVENPORT                  CA        95135          CO        Condominimum         P         Primary
6096145187                 RIBEIRO                    CA        94401          SF       Single Family         P         Primary
6097121708                 DURANTE                    CA        95070          SF       Single Family         P         Primary
6097725540                 CUNHA                      MA        02130          SF       Single Family         P         Primary
6097749227                 HORGAN                     CA        95030          SF       Single Family         P         Primary
6098171769                 BLAKE                      MN        55347          TH         Townhouse           P         Primary
6099419837                 ROGERS                     CA        94583          PD            PUD              P         Primary
6099606367                 ROBERTS                    CA        90277          SF       Single Family         P         Primary
6099738574                 RESTIVO                    CA        95118          SF       Single Family         P         Primary
6099845031                 HOFFMAN                    MI        49417          SF       Single Family         P         Primary
6100003232                 BINNS                      CA        94303          PD            PUD              P         Primary
6100827721                 BAY                        OR        97224          SF       Single Family         P         Primary
6101580543                 HENDRICK                   CA        92024          SF       Single Family         P         Primary
6102756464                 FISCHLER                   GA        30005          PD            PUD              P         Primary
6103072093                 GRAF                       CA        95212          SF       Single Family         P         Primary
6103868151                 KUGIES                     CA        94002          SF       Single Family         P         Primary
6104256026                 JOHAN                      FL        33611          SF       Single Family         P         Primary
6104384208                 RAMALEY                    WA        98004          SF       Single Family         P         Primary
6104692808                 ISOLA                      CA        94549          SF       Single Family         P         Primary
6105080102                 WILLIAMS                   CA        95219          SF       Single Family         P         Primary
6105434614                 AZULAI                     CA        95014          SF       Single Family         P         Primary
6106995761                 ANDERSON                   CA        94595          SF       Single Family         P         Primary
6107181882                 SCOZZAFAVA                 FL        34996          CO        Condominimum         P         Primary
6107237908                 CLAASSEN                   CA        94945          PD            PUD              P         Primary
6107373877                 LANGBERG                   CA        90266          SF       Single Family         P         Primary
6108150522                 KASE                       CA        94117          SF       Single Family         P         Primary
6108261683                 THOMAS                     CA        94070          SF       Single Family         P         Primary
6108651107                 BORSARI                    VA        22003          SF       Single Family         P         Primary
6109766805                 HUEY                       CA        95035          SF       Single Family         S        Secondary
6110150346                 AUSTIN                     CA        94539          PD            PUD              P         Primary
6110250278                 RIDDLE                     CA        94123          SF       Single Family         P         Primary
6112365793                 SHOCKLEY SR                CA        95648          PD            PUD              P         Primary
6112463812                 BECKER                     WA        98004          SF       Single Family         P         Primary
6112561458                 VERGARA                    CA        94402          SF       Single Family         P         Primary
6112607079                 ARGOTT                     GA        30022          PD            PUD              P         Primary
6112747511                 QUAST                      CA        95050          SF       Single Family         P         Primary
6112863037                 AUSTIN                     CA        90275          SF       Single Family         P         Primary
6113125634                 BARBER                     TN        37069          PD            PUD              P         Primary
6113475393                 AAS-JAKOBSEN               CA        92037          SF       Single Family         P         Primary
6113939414                 RAMOS                      CA        95116          PA            PUD              P         Primary
6114317123                 NATONIEWSKI JR             ID        83716          PD            PUD              P         Primary
6116619971                 TEASLEY                    NC        27615          SF       Single Family         P         Primary
6116781508                 DAVALLOU                   CA        94404          SF       Single Family         I         Investor
6117762945                 ABI HABIB                  CA        91602          SF       Single Family         P         Primary
6117866969                 KHAINSON                   CA        95123          PD            PUD              P         Primary
6119000567                 LYNN                       CA        92211          PD            PUD              P         Primary
6120116030                 CONNELLY                   FL        34135          PD            PUD              P         Primary
6120326464                 SLAGER                     MI        49065          SF       Single Family         S        Secondary
6120955171                 WINGATE                    CA        95476          SF       Single Family         P         Primary
6121188624                 SASSON                     CA        94526          PD            PUD              P         Primary
6121557604                 ROOS                       IL        60091          SF       Single Family         P         Primary
6121833476                 LASLEY                     FL        34241          PD            PUD              P         Primary
6122111740                 GRANTHAM                   VA        20112          PD            PUD              P         Primary
6122326140                 WENG                       CA        94536          PD            PUD              P         Primary
6122728295                 SMITH                      CA        92657          PD            PUD              P         Primary
6122747873                 KOBETSKY                   CA        94087          SF       Single Family         P         Primary
6122912964                 MOLL                       CA        94402          SF       Single Family         P         Primary
6123734334                 LEVINE                     CA        91316          SF       Single Family         P         Primary
6123973502                 GUIBADOULLINE              CA        94044          SF       Single Family         P         Primary
6124239952                 MASKIEWICZ                 CA        92024          SF       Single Family         P         Primary
6124514784                 COSTA                      CA        94127          SF       Single Family         P         Primary
6125815487                 PARASURAM                  CA        94087          SF       Single Family         P         Primary
6126235420                 PADGHAM                    GA        30022          PD            PUD              P         Primary
6127913017                 FELICIANO                  CO        80303          SF       Single Family         P         Primary
6129148349                 RALEY                      TX        77515          PD            PUD              P         Primary
6129478951                 BRANDES                    GA        30319          PA            PUD              P         Primary
6129479959                 PANEK                      CA        95120          SF       Single Family         P         Primary
6132539591                 WILLIAMS- TAKI             CA        94602          SF       Single Family         P         Primary
6132637411                 UNGER                      CA        91737          SF       Single Family         P         Primary
6132678910                 GUPTA                      CA        94107          CO        Condominimum         P         Primary
6133282134                 FRANCIS                    CA        95123          SF       Single Family         P         Primary
6134643383                 PETERS                     NV        89074          PD            PUD              P         Primary
6134759858                 SNEED                      TN        37064          PD            PUD              P         Primary
6135843818                 MARCARI                    NC        27982          SF       Single Family         S        Secondary
6136281752                 BANERJEE                   CA        94583          PD            PUD              P         Primary
6136382410                 HETHCOAT                   NV        89511          PD            PUD              P         Primary
6136611768                 LACY                       CA        94507          SF       Single Family         P         Primary
6136815286                 PARRISH                    VA        20141          SF       Single Family         P         Primary
6137433998                 GUNN                       FL        33308          4F        Four Family          P         Primary
6137937642                 BILLITER                   CA        92861          SF       Single Family         P         Primary
6139369455                 WYCHOCKI                   CA        94903          SF       Single Family         P         Primary
6139740655                 HINES                      CA        94010          SF       Single Family         P         Primary
6140391357                 SNYDER                     CA        90803          CO        Condominimum         P         Primary
6141541398                 BURTON                     TX        77025          SF       Single Family         P         Primary
6141584026                 ROSENFELD                  CA        94002          SF       Single Family         P         Primary
6142136438                 KINGMAN                    CA        94062          SF       Single Family         P         Primary
6143026588                 SOLANO                     CA        95111          SF       Single Family         P         Primary
6143582531                 VAN HOVE                   CA        95118          SF       Single Family         P         Primary
6144415301                 GUAY                       CA        95123          SF       Single Family         P         Primary
6144569263                 LAPUZ JR                   CA        95127          SF       Single Family         P         Primary
6144709646                 BIRK                       FL        33133          SF       Single Family         P         Primary
6145253982                 BETZ                       MN        55362          SF       Single Family         P         Primary
6145633209                 SROAT                      CA        94010          SF       Single Family         P         Primary
6146072274                 ZARATE                     CA        94025          SF       Single Family         P         Primary
6146166548                 PEREZ                      CA        94404          SF       Single Family         P         Primary
6146861239                 BASAMAKOV                  CA        91320          CO        Condominimum         P         Primary
6148786178                 CHANG                      CA        94089          SF       Single Family         P         Primary
6149343029                 LEUNG                      CA        94544          SF       Single Family         P         Primary
6151498034                 DIN                        CA        94544          PD            PUD              P         Primary
6151766273                 WAGNER                     CA        94568          CO        Condominimum         P         Primary
6152250301                 JACKSON                    CA        95747          SF       Single Family         P         Primary
6153189169                 BRY                        CA        94404          SF       Single Family         P         Primary
6153982837                 BARRERA                    CA        95111          SF       Single Family         P         Primary
6154297276                 PETERSEN                   NV        89052          PD            PUD              P         Primary
6154399015                 SAIGAL                     CA        92612          PD            PUD              P         Primary
6154403098                 CORMAN                     AZ        85016          PD            PUD              P         Primary
6154588476                 SIMMONS                    CA        95070          SF       Single Family         P         Primary
6154675604                 BROWN                      CA        92130          SF       Single Family         P         Primary
6154855123                 BENJAMIN                   CA        95120          SF       Single Family         P         Primary
6156015445                 MARTIN                     SC        29072          PD            PUD              P         Primary
6156419332                 MATZO                      CA        94103          CO        Condominimum         P         Primary
6157347094                 MORT                       CA        94022          SF       Single Family         P         Primary
6157453496                 MURGUIDO                   CA        94066          SF       Single Family         P         Primary
6157803781                 O'FLAHERTY                 FL        33156          SF       Single Family         P         Primary
6158073434                 SIKOLA                     CA        90275          SF       Single Family         P         Primary
6158492659                 QUILALANG                  CA        94579          SF       Single Family         P         Primary
6159450888                 MORRISEY                   CA        94070          SF       Single Family         P         Primary
6159463840                 ROBINSON JR                TX        77007          SF       Single Family         P         Primary
6160132657                 MOORE                      CA        93109          SF       Single Family         P         Primary
6160327869                 FAN                        CA        94539          SF       Single Family         P         Primary
6160885536                 THOMAS                     NM        87501          PD            PUD              P         Primary
6161520116                 PHILLIPS                   CA        90277          SF       Single Family         P         Primary
6161565533                 LIU                        CA        95136          PD            PUD              P         Primary
6162136144                 MONAHAN                    PA        17543          SF       Single Family         P         Primary
6162162595                 DELAMARE                   CA        94024          SF       Single Family         P         Primary
6162300708                 MCNULTY                    CA        94109          CO        Condominimum         P         Primary
6162399874                 HOVSEPIAN                  CA        92629          SF       Single Family         S        Secondary
6164076660                 DAL PONTE                  CA        95125          SF       Single Family         P         Primary
6165448520                 SIMMONS II                 NC        28226          SF       Single Family         P         Primary
6165513794                 MC ELDERRY                 CA        95070          SF       Single Family         P         Primary
6166931649                 COREY                      CA        95646          CO        Condominimum         P         Primary
6167583530                 CHRESTON                   CA        94506          PD            PUD              P         Primary
6168165295                 BAUR                       CA        94521          PD            PUD              P         Primary
6168246764                 WOLK                       CA        90265          PD            PUD              P         Primary
6169354898                 KRISHNASWAMI               CA        95136          PD            PUD              P         Primary
6170903147                 PACKER                     CA        94595          PD            PUD              P         Primary
6171223727                 KHWELED                    CA        94588          SF       Single Family         P         Primary
6171871152                 PHILLIPS                   CA        95008          SF       Single Family         P         Primary
6172507268                 DENT                       CA        94566          SF       Single Family         P         Primary
6172548593                 FUCCI                      CA        95008          SF       Single Family         P         Primary
6172732114                 KULAT                      IL        60558          SF       Single Family         P         Primary
6172809698                 BOWEN                      VA        22180          SF       Single Family         P         Primary
6173277366                 BENNETT JR                 VA        22204          SF       Single Family         P         Primary
6173467363                 KUMAR                      CA        94542          SF       Single Family         P         Primary
6174189693                 GUZMAN JR                  CA        95123          SF       Single Family         P         Primary
6174440054                 AHAMEFULE                  CA        94591          SF       Single Family         P         Primary
6175227336                 PEJOOH                     CA        94002          PD            PUD              P         Primary
6175371837                 HALL                       CA        95066          SF       Single Family         P         Primary
6175936670                 LAMACCHIA                  CA        92009          SF       Single Family         P         Primary
6176598966                 RICE JR                    SC        29577          SF       Single Family         P         Primary
6177001812                 KREITNER                   CA        94061          CO        Condominimum         P         Primary
6177143879                 LAMMERDING                 CA        94086          CO        Condominimum         P         Primary
6177633523                 BODIN                      CA        94127          SF       Single Family         P         Primary
6178116262                 KHAN                       CA        95051          SF       Single Family         P         Primary
6178153257                 TRIANA                     TX        75287          PD            PUD              P         Primary
6178557747                 SU                         CA        94087          SF       Single Family         P         Primary
6178965221                 MACKIRDY                   CA        90290          SF       Single Family         P         Primary
6179710063                 OZDEMIR                    CA        94087          SF       Single Family         P         Primary
6179824849                 SMITH                      CO        80127          PD            PUD              P         Primary
6179832495                 LAVARCO                    VA        22042          SF       Single Family         P         Primary
6180337963                 DAVIS                      CO        81435          CO        Condominimum         S        Secondary
6181536019                 SAIDI                      CO        80302          SF       Single Family         P         Primary
6181592780                 SHELGOSH                   FL        33908          SF       Single Family         S        Secondary
6181756476                 SUTHERLIN                  CA        95129          SF       Single Family         P         Primary
6181940229                 BOHN                       CA        90266          CO        Condominimum         P         Primary
6183361564                 MOGES                      CA        93021          PD            PUD              P         Primary
6183785200                 BREMER                     GA        30305          SF       Single Family         P         Primary
6184504386                 LEACH                      CA        90025          CO        Condominimum         P         Primary
6184516091                 SPILLANE                   CA        92130          PD            PUD              P         Primary
6185073324                 KRAMER                     SC        29455          PD            PUD              P         Primary
6185741995                 MAGGIORE                   CA        95050          SF       Single Family         P         Primary
6185860522                 PUCCETTI                   CA        92677          PD            PUD              P         Primary
6186042567                 STONE                      CA        94595          SF       Single Family         P         Primary
6186117120                 CHENG                      CA        94131          CO        Condominimum         P         Primary
6186284672                 BARDARO                    FL        33326          PD            PUD              P         Primary
6186560204                 SCHNOOR                    CA        92107          SF       Single Family         P         Primary
6186628126                 HAYES                      VA        22207          SF       Single Family         P         Primary
6186814106                 GREGORY                    CA        94558          SF       Single Family         P         Primary
6187830457                 ROESSLER                   CA        92782          PD            PUD              P         Primary
6188655796                 ANGEL JR                   CA        94404          PD            PUD              P         Primary
6188678822                 GOARD                      CA        94110          SF       Single Family         P         Primary
6188957390                 FALLON                     TX        77098          SF       Single Family         P         Primary
6189002881                 PUFAHL                     CA        94502          PD            PUD              P         Primary
6190323391                 CUE                        MA        02420          SF       Single Family         P         Primary
6190674462                 MILLER                     CA        95032          SF       Single Family         P         Primary
6190770963                 AIKENS                     IL        60025          SF       Single Family         P         Primary
6190996543                 JIMENEZ                    CA        94061          2F         Two Family          P         Primary
6192336862                 HUI                        CA        94539          PD            PUD              P         Primary
6192493143                 HOVEE                      CA        92660          PD            PUD              P         Primary
6192736152                 MCLOUGHLIN                 CA        91202          SF       Single Family         P         Primary
6192791454                 BUFFINGTON                 FL        34102          SF       Single Family         P         Primary
6193075139                 HUGHES                     CA        95409          SF       Single Family         P         Primary
6193252936                 HURST                      CA        90277          SF       Single Family         P         Primary
6195270100                 HALE                       CA        94506          PD            PUD              P         Primary
6195649360                 ALTAMIRANO                 FL        33428          SF       Single Family         P         Primary
6196003773                 EVANS                      CA        94521          SF       Single Family         P         Primary
6196027947                 RICHARD                    CA        92262          SF       Single Family         P         Primary
6196715723                 LINK                       SC        29455          SF       Single Family         S        Secondary
6196930298                 RUBIN                      MA        01778          CO        Condominimum         P         Primary
6197667402                 KERAN                      CA        92007          SF       Single Family         P         Primary
6197673731                 SHIN                       CA        90049          CO        Condominimum         P         Primary
6199106177                 WALLIS                     CA        90036          SF       Single Family         P         Primary
6199158764                 KILTY                      CA        94402          SF       Single Family         P         Primary
6201700181                 GALLAGHER                  CA        94526          PD            PUD              P         Primary
6203225138                 ALLAN                      MI        48170          SF       Single Family         P         Primary
6207577518                 FISHMAN                    CA        94025          SF       Single Family         P         Primary
6207798528                 FREEDMAN                   CA        91604          SF       Single Family         P         Primary
6209119988                 BARTHELEMY                 AZ        85260          PD            PUD              P         Primary
6209257705                 YAGADICH                   CA        94563          SF       Single Family         P         Primary
6210917859                 ROTH                       NV        89511          SF       Single Family         P         Primary
6211222986                 MACKIN                     FL        32084          SF       Single Family         P         Primary
6211284135                 XU                         CA        94303          SF       Single Family         P         Primary
6211703662                 BIST                       CA        92657          PD            PUD              P         Primary
6211718561                 HUEY                       CA        94131          SF       Single Family         P         Primary
6211835951                 THIGPEN                    CA        90049          CO        Condominimum         P         Primary
6213738716                 LUTTENBACHER               CA        95945          SF       Single Family         P         Primary
6215027316                 GOLDEN                     FL        33647          PD            PUD              P         Primary
6215439164                 HAHM                       CA        94118          CO        Condominimum         P         Primary
6215706406                 PARTCH                     CA        92677          PD            PUD              P         Primary
6216337672                 BAKER                      CA        94925          SF       Single Family         P         Primary
6217017075                 STEURY                     CA        95124          SF       Single Family         P         Primary
6217204905                 MACINTYRE                  CA        93441          SF       Single Family         P         Primary
6217311155                 MCCARTHY                   CA        92677          PD            PUD              P         Primary
6218563325                 FRANKLIN                   CA        94602          SF       Single Family         P         Primary
6218600689                 FLUHART                    CO        80134          PD            PUD              P         Primary
6218688288                 ALLEN-ROUMAN               CA        94110          2F         Two Family          P         Primary
6218988571                 WILCOX                     CA        91107          SF       Single Family         P         Primary
6219019608                 SCHWEIZER                  CA        91361          PD            PUD              P         Primary
6219728778                 LEE                        CA        94583          SF       Single Family         P         Primary
6220014176                 ERMAKOV                    CA        95051          SF       Single Family         P         Primary
6221570028                 YUH                        MD        21230          PA            PUD              P         Primary
6221682229                 BRONSTEIN                  CA        95014          SF       Single Family         P         Primary
6221715334                 WALTERS                    CA        94708          SF       Single Family         P         Primary
6221868265                 COWAN                      WA        98004          SF       Single Family         P         Primary
6222433382                 NAJARRO                    CA        95135          SF       Single Family         P         Primary
6222706761                 MURRAY                     CA        90035          SF       Single Family         P         Primary
6223751618                 VELLA                      CA        94065          CO        Condominimum         P         Primary
6223909232                 KLEINHANS                  CA        93065          PD            PUD              P         Primary
6224017720                 INTERIAN III               CA        91001          SF       Single Family         P         Primary
6224168093                 MCNICHOLS                  CA        94507          PD            PUD              P         Primary
6224314952                 CATHCART                   CA        92869          SF       Single Family         P         Primary
6224329497                 EDWARDS                    CA        94507          SF       Single Family         P         Primary
6224550993                 AHN                        CA        94070          SF       Single Family         P         Primary
6225165205                 PYLES                      CA        90278          CO        Condominimum         P         Primary
6225630000                 OWENS                      DC        20007          CO        Condominimum         P         Primary
6225668919                 SCHLOSSER                  CA        94024          SF       Single Family         P         Primary
6225932281                 LEUS                       CA        94070          SF       Single Family         P         Primary
6226057104                 HEIST                      ID        83353          CO        Condominimum         S        Secondary
6226480306                 STENOVEC                   CA        94563          SF       Single Family         P         Primary
6226498811                 WHITE JR                   CA        95138          CO        Condominimum         P         Primary
6226961198                 SCHNEIDER                  DC        20005          CO        Condominimum         P         Primary
6227126668                 LEAR                       CA        94040          SF       Single Family         P         Primary
6228113269                 CISSELL                    CA        92587          PD            PUD              P         Primary
6228442569                 DUNLAP                     CA        94043          CO        Condominimum         P         Primary
6228647324                 HOFF SR                    FL        33435          PA            PUD              S        Secondary
6231032688                 MASON                      CA        94061          SF       Single Family         P         Primary
6232049970                 CORBETT                    CA        95133          SF       Single Family         P         Primary
6232121696                 HINDS                      TX        77019          SF       Single Family         P         Primary
6232428885                 MCCOY                      MI        48380          SF       Single Family         P         Primary
6232920691                 ARROYO                     CA        93117          SF       Single Family         P         Primary
6233071163                 HOGAN                      MD        21056          PD            PUD              P         Primary
6233505293                 DARRISON                   CA        91607          SF       Single Family         P         Primary
6234020110                 LONG                       NV        89413          PD            PUD              P         Primary
6235830301                 TRINH                      TX        77469          PD            PUD              P         Primary
6236518707                 KAUFMAN                    CA        90034          SF       Single Family         P         Primary
6237354128                 GOOSBY                     CA        94611          SF       Single Family         P         Primary
6237421513                 LUCIANO                    FL        33134          SF       Single Family         P         Primary
6237521981                 COLOMBO                    PA        18901          SF       Single Family         P         Primary
6237920902                 SANKARAN                   CA        94110          2F         Two Family          P         Primary
6238050691                 MATHESON                   CA        94301          SF       Single Family         P         Primary
6238264474                 WEINER                     CA        94619          SF       Single Family         P         Primary
6238562372                 MCREYNOLDS                 CO        80220          SF       Single Family         P         Primary
6238785320                 RENDON                     CA        94559          SF       Single Family         P         Primary
6238998279                 BAZARGAN                   CA        95120          SF       Single Family         I         Investor
6239393900                 GALLAWAY                   CA        94109          CO        Condominimum         P         Primary
6239854414                 LAU                        CA        95070          SF       Single Family         P         Primary
6240130689                 TRAN                       TX        75013          PD            PUD              P         Primary
6240815602                 ALCOTT                     CA        92675          PD            PUD              P         Primary
6241442695                 LAI                        CA        93907          SF       Single Family         I         Investor
6241893376                 SNYDER                     CO        80477          PD            PUD              S        Secondary
6242754049                 ALLEN                      CA        94588          PD            PUD              P         Primary
6243234637                 SANSONETTI                 DC        20003          SF       Single Family         P         Primary
6243800874                 MORTON                     CA        94404          PD            PUD              P         Primary
6244396278                 PARKER                     CA        94619          SF       Single Family         P         Primary
6245415820                 WHEELER                    CA        94558          PD            PUD              P         Primary
6246529579                 MAHOSKEY                   NY        10705          SF       Single Family         P         Primary
6246761701                 JOSYULA                    CA        95133          PD            PUD              P         Primary
6247112359                 CRISP                      CA        94028          SF       Single Family         P         Primary
6247497289                 BROWN                      CA        94043          PA            PUD              P         Primary
6248205160                 D'ANGONA                   CA        90068          SF       Single Family         P         Primary
6249030898                 WEISSBARD                  CA        92660          PD            PUD              P         Primary
6250276331                 CASTRO                     CA        95111          SF       Single Family         P         Primary
6252404519                 VANHUSS                    TX        75093          PD            PUD              P         Primary
6252860223                 STOUDT                     VA        22207          SF       Single Family         P         Primary
6255077973                 COMPTON                    CA        95139          SF       Single Family         P         Primary
6256229417                 SAVKIN                     CA        92009          PD            PUD              P         Primary
6256245942                 DOWASCHINSKI               CA        94116          SF       Single Family         P         Primary
6256649184                 IDNANI                     CA        94588          PD            PUD              P         Primary
6257688967                 FISHER                     WA        98102          SF       Single Family         P         Primary
6257782729                 EVERETT                    CA        95125          SF       Single Family         P         Primary
6258304580                 ALVORD                     CA        92028          PD            PUD              P         Primary
6258318895                 BALDY                      CA        92679          PD            PUD              P         Primary
6258438578                 KALLMEIER                  VA        22032          SF       Single Family         P         Primary
6259970264                 ORCHEN                     CA        90403          CO        Condominimum         P         Primary
6260180630                 JEYARAJAH                  DC        20016          SF       Single Family         P         Primary
6260410243                 PAREKH                     CA        94401          SF       Single Family         P         Primary
6261267303                 TROST                      CA        92262          PA            PUD              P         Primary
6261564188                 LINDSAY                    TX        78759          PD            PUD              P         Primary
6262120303                 LIPSEY                     CA        92606          PD            PUD              P         Primary
6262770743                 STUHR                      CA        95746          SF       Single Family         P         Primary
6263044056                 SUZUKI                     CA        94301          CO        Condominimum         P         Primary
6263387505                 GIUS                       MD        21029          SF       Single Family         P         Primary
6263944735                 SUK                        CA        94555          PD            PUD              P         Primary
6264316073                 HERSKOVITS                 CO        80138          PD            PUD              P         Primary
6265474277                 BEAM                       CA        92649          SF       Single Family         P         Primary
6266197471                 WOOD                       CA        95118          SF       Single Family         P         Primary
6266273009                 APPENZELLER                CA        94591          SF       Single Family         P         Primary
6266300729                 RUSS                       SC        29455          PD            PUD              S        Secondary
6266978029                 URICH                      CO        80302          SF       Single Family         P         Primary
6267236476                 COLLINS                    CA        94954          SF       Single Family         P         Primary
6267442421                 HUFFMAN                    CA        92009          SF       Single Family         I         Investor
6268293237                 TREPANIER                  NC        28173          PD            PUD              P         Primary
6268325690                 JABER                      CA        92009          SF       Single Family         P         Primary
6268458384                 LECKY                      DC        20007          SF       Single Family         P         Primary
6268857619                 AVIGDOR                    CA        92679          SF       Single Family         P         Primary
6269871742                 LANGBERG                   CA        90254          SF       Single Family         P         Primary
6270216259                 CHICK                      CA        91377          SF       Single Family         P         Primary
6270423285                 MILLER                     PA        19335          SF       Single Family         P         Primary
6271109081                 PRASAD                     CA        94401          SF       Single Family         P         Primary
6272515252                 GERACI                     NV        89102          SF       Single Family         P         Primary
6272733897                 ZOLLER                     CA        93908          PD            PUD              P         Primary
6273068368                 KEPP JR                    CA        95126          SF       Single Family         P         Primary
6273139649                 MCCOLLUM                   CA        94061          SF       Single Family         P         Primary
6273286820                 COUSIN                     CA        90049          SF       Single Family         P         Primary
6274047536                 CHEN-PEARSON               CA        95136          SF       Single Family         P         Primary
6274218467                 HAYASHI                    CA        94087          SF       Single Family         P         Primary
6274311585                 ECHEVERRIA                 CA        94947          SF       Single Family         P         Primary
6275010244                 CAHALAN                    CA        90277          SF       Single Family         P         Primary
6275450218                 MCFADDEN                   CA        92887          SF       Single Family         P         Primary
6276079537                 LAVALLEY                   CA        94063          SF       Single Family         P         Primary
6276567036                 BARIO                      CA        90046          SF       Single Family         P         Primary
6277941800                 COHN                       CA        95037          PD            PUD              P         Primary
6279052051                 MOORE M D                  CA        91011          SF       Single Family         P         Primary
6279343104                 WEBBER-KLASS               CA        90045          SF       Single Family         P         Primary
6279495615                 JENSEN                     CO        80401          PD            PUD              P         Primary
6280160430                 EDGAR                      FL        34685          PD            PUD              P         Primary
6280206332                 NORTH                      CA        94070          SF       Single Family         P         Primary
6281427614                 LEMLE                      NV        89144          PD            PUD              P         Primary
6281859212                 GRUNER                     FL        32541          CH      High-Rise Condo        S        Secondary
6282106704                 SOLLOM-BROTHERT            CA        94568          SF       Single Family         P         Primary
6282201158                 CARDON                     CA        94107          CO        Condominimum         P         Primary
6282553723                 CHANG                      CA        94127          SF       Single Family         P         Primary
6284296891                 SETHI                      CA        94568          PD            PUD              P         Primary
6284720411                 TOWNSEND                   CA        95030          SF       Single Family         P         Primary
6284977599                 O'BRIEN                    CA        94112          SF       Single Family         P         Primary
6286893851                 BELOSO                     CA        95864          SF       Single Family         P         Primary
6286918427                 WURTH                      PA        19096          PD            PUD              P         Primary
6287525056                 MC CARTHY                  CA        95008          SF       Single Family         P         Primary
6287841529                 UEBERROTH                  CA        92651          PD            PUD              P         Primary
6288026344                 HUEY                       CA        93923          SF       Single Family         P         Primary
6288246710                 STAMLER                    CA        90066          SF       Single Family         P         Primary
6288371930                 WEIS                       FL        33316          SF       Single Family         P         Primary
6288605550                 ALIDINA                    CA        92648          PD            PUD              P         Primary
6288684167                 DOHERTY                    CA        92127          PD            PUD              P         Primary
6289516384                 MCDONALD                   CA        94025          SF       Single Family         P         Primary
6290230827                 HAIZ                       CA        92657          PD            PUD              P         Primary
6290348918                 GREEN                      CA        92508          SF       Single Family         P         Primary
6291939533                 MARCELLA                   CA        90278          CO        Condominimum         P         Primary
6292087795                 BURKHARDT                  CA        92614          CO        Condominimum         P         Primary
6292599716                 EPSTEIN                    CA        94920          SF       Single Family         P         Primary
6292603633                 BRENNAN                    NM        87107          SF       Single Family         P         Primary
6292675193                 MITTELSTAEDT               CA        94904          SF       Single Family         P         Primary
6292946818                 AHUNCAIN                   CA        94954          SF       Single Family         P         Primary
6293125495                 JENKINS                    CA        91914          PD            PUD              P         Primary
6293296197                 HATCH                      CA        94550          SF       Single Family         P         Primary
6293587157                 MERRICK                    CA        95124          SF       Single Family         P         Primary
6294085284                 KALIVAS JR                 CA        95136          CO        Condominimum         P         Primary
6294197584                 CARTER                     CA        94118          SF       Single Family         P         Primary
6294595084                 ZARGANIS                   CA        94065          CO        Condominimum         P         Primary
6294828238                 VILLELA                    CA        95127          SF       Single Family         P         Primary
6295312273                 HOMESLEY                   TN        37015          SF       Single Family         P         Primary
6295696295                 DAVIS                      CA        92106          SF       Single Family         P         Primary
6296099036                 JOWER                      CA        94583          PD            PUD              P         Primary
6296234559                 BROWN                      CA        95130          SF       Single Family         P         Primary
6296235754                 POTTER                     CA        94107          CO        Condominimum         P         Primary
6296874982                 OROS                       CA        95127          SF       Single Family         P         Primary
6297317098                 LANSKY                     CA        95030          SF       Single Family         P         Primary
6298278356                 MC GEE                     CA        94949          SF       Single Family         P         Primary
6298798551                 O'BANNON JR                CA        90503          SF       Single Family         P         Primary
6298991214                 ZALMAN                     CA        92075          SF       Single Family         P         Primary
6299112232                 WOOD                       CA        92612          PD            PUD              P         Primary
6300704894                 MCDANIEL                   CA        94553          SF       Single Family         P         Primary
6300732143                 BAILEY                     CA        92028          SF       Single Family         P         Primary
6300984736                 MARKS                      CA        93514          SF       Single Family         P         Primary
6301086788                 FLINT                      CA        95630          PD            PUD              P         Primary
6301233844                 FLEURY                     CA        94574          SF       Single Family         P         Primary
6301415847                 JOYCE                      VA        22201          PA            PUD              P         Primary
6302517450                 ATUD                       CA        95121          PD            PUD              P         Primary
6302939423                 BLAKE                      CA        90046          CH      High-Rise Condo        P         Primary
6303825589                 WALKER                     MO        63131          PD            PUD              P         Primary
6305015007                 MCDONALD                   FL        33957          PD            PUD              P         Primary
6305051168                 LOVE JR                    MD        21403          SF       Single Family         P         Primary
6305390897                 ADAMS                      CA        90803          SF       Single Family         P         Primary
6305741792                 BATTENBURG                 CA        91403          SF       Single Family         P         Primary
6306198307                 PIERUCCINI                 VA        20194          PD            PUD              P         Primary
6307057247                 HOFFMANN                   CA        94110          CO        Condominimum         P         Primary
6307263225                 DUCOTE                     CA        94558          SF       Single Family         P         Primary
6307446283                 HO                         CA        92887          SF       Single Family         P         Primary
6307763349                 LINDSAY                    CA        94043          PA            PUD              P         Primary
6308042537                 SCHWEINHART                TN        37027          PD            PUD              P         Primary
6308107611                 BAKER                      VA        22314          PA            PUD              P         Primary
6308449658                 KARESH                     SC        29464          SF       Single Family         P         Primary
6308729703                 STALLCUP                   CA        93908          SF       Single Family         P         Primary
6308802476                 STIEDLER                   FL        33040          SF       Single Family         P         Primary
6309065461                 HEID                       FL        34685          PD            PUD              P         Primary
6309091442                 KIMBEL                     DC        20005          CO        Condominimum         P         Primary
6309457486                 WHITE                      CA        65134          PA            PUD              P         Primary
6309626122                 SHERAM                     SC        29928          PD            PUD              S        Secondary
6311524265                 GEORGE                     GA        30022          PD            PUD              P         Primary
6312172114                 GIANNINI                   DC        20016          SF       Single Family         P         Primary
6312467167                 LONG                       CA        96161          PD            PUD              S        Secondary
6312985127                 MCINERNEY                  DC        20008          CH      High-Rise Condo        P         Primary
6313362862                 MAYER                      CA        95004          SF       Single Family         P         Primary
6314219830                 HOWARD                     WA        98118          SF       Single Family         P         Primary
6315046851                 LEUNG                      CA        94544          PD            PUD              P         Primary
6315421609                 GAWKOWSKI                  CA        94065          CO        Condominimum         P         Primary
6315941382                 WEITZEL                    CA        94618          SF       Single Family         P         Primary
6316591855                 SANCHEZ-PEREZ              CA        94303          SF       Single Family         P         Primary
6316651998                 ZHANG                      MD        20854          SF       Single Family         P         Primary
6316920237                 PEDROZA                    CA        95110          SF       Single Family         P         Primary
6318164933                 COBB                       FL        33703          PD            PUD              P         Primary
6318560379                 THOMAS                     CA        93428          SF       Single Family         P         Primary
6319337264                 PASTORE                    CA        94070          SF       Single Family         P         Primary
6319351034                 KAHLER                     FL        33924          SF       Single Family         S        Secondary
6319525579                 PETERSON                   WA        98115          SF       Single Family         P         Primary
6319580194                 BARNABEE                   CA        90803          SF       Single Family         P         Primary
6319600877                 PECK                       CA        92024          SF       Single Family         P         Primary
6319848518                 CHEN                       CA        94087          SF       Single Family         P         Primary
6320260471                 RAPP                       CA        95123          SF       Single Family         P         Primary
6321478932                 GOLD                       CA        90274          SF       Single Family         P         Primary
6321794304                 BALEPUR                    CA        95133          PD            PUD              P         Primary
6321889963                 DELEO                      IL        60521          SF       Single Family         P         Primary
6322009645                 LU                         CA        95131          SF       Single Family         P         Primary
6322587830                 BOSS                       GA        30338          SF       Single Family         P         Primary
6322899839                 CONTRERAS                  CA        94010          SF       Single Family         P         Primary
6323191020                 BANDEIRA                   WA        98074          PD            PUD              P         Primary
6324892493                 COLE                       AZ        85258          PD            PUD              P         Primary
6325566997                 KAUFMAN                    CA        95118          SF       Single Family         P         Primary
6325648944                 SANCHEZ                    CA        90045          SF       Single Family         P         Primary
6325990346                 FREDERICKSON               KS        66206          PD            PUD              P         Primary
6326151195                 CURTIS                     CA        92679          PD            PUD              P         Primary
6327275464                 BOCH                       NC        27613          PD            PUD              P         Primary
6327558869                 VARGAS                     CA        94550          SF       Single Family         P         Primary
6328269466                 QUEIROLO                   CA        96150          SF       Single Family         P         Primary
6328812935                 DEPRIEST                   NM        87122          SF       Single Family         P         Primary
6329095647                 LEVINSON                   CA        90024          SF       Single Family         S        Secondary
6329423575                 NHAM                       CA        95051          SF       Single Family         P         Primary
6329693029                 BOND                       CA        95404          PD            PUD              P         Primary
6330463768                 DAVIS                      CA        94920          SF       Single Family         P         Primary
6333719380                 LARSSON                    CA        94065          CO        Condominimum         P         Primary
6337905670                 THOMPSON                   CO        80210          SF       Single Family         P         Primary
6337949058                 SNYDER                     CA        95821          SF       Single Family         P         Primary
6338338269                 DOVE                       FL        33131          CH      High-Rise Condo        P         Primary
6338646257                 HOROWITZ                   CA        90402          SF       Single Family         P         Primary
6338865014                 PECKNOLD                   WA        98052          SF       Single Family         P         Primary
6339714914                 FINSTER III                CA        94019          PD            PUD              P         Primary
6339950831                 HONG                       CA        94555          SF       Single Family         P         Primary
6341312657                 DURBEC                     CA        95120          PD            PUD              P         Primary
6341386305                 CLAURE                     FL        33178          PD            PUD              P         Primary
6342808166                 GREEN                      CA        94704          SF       Single Family         P         Primary
6343313190                 SPEAKMAN                   NC        27949          SF       Single Family         S        Secondary
6345112954                 ZHANG                      CA        95070          SF       Single Family         P         Primary
6345604828                 COLTON                     MO        63119          SF       Single Family         P         Primary
6345851411                 WILKINS                    NM        87506          PD            PUD              S        Secondary
6346360958                 CHOUN                      CA        95118          SF       Single Family         P         Primary
6347313899                 YAMADA                     CA        94610          SF       Single Family         P         Primary
6347666270                 POLIFRONI                  CA        92024          PD            PUD              P         Primary
6347686294                 KUMAR                      CA        93907          SF       Single Family         P         Primary
6347886670                 HIGGINS SR                 CA        92315          SF       Single Family         P         Primary
6350404163                 MACK                       CA        94536          SF       Single Family         P         Primary
6350588049                 YU                         CA        94403          SF       Single Family         P         Primary
6350640394                 MORLOCK                    CA        95497          PD            PUD              S        Secondary
6350777824                 HALL                       CO        80111          PD            PUD              P         Primary
6351387771                 ZDZIENICKI                 CA        92677          PD            PUD              P         Primary
6351462004                 WILSON                     CA        94403          SF       Single Family         P         Primary
6351769762                 ZHAO                       CA        93950          SF       Single Family         P         Primary
6352541616                 ALTMAN                     CA        92677          PD            PUD              P         Primary
6352773110                 NEUMEIER                   CA        94103          CO        Condominimum         P         Primary
6353631929                 FRACCHIA                   CA        94115          CO        Condominimum         P         Primary
6353853960                 VIADER                     CA        94576          SF       Single Family         P         Primary
6353892711                 JEEAWOODY                  CA        95129          SF       Single Family         P         Primary
6354029479                 MARTORELLO                 CA        94115          CO        Condominimum         P         Primary
6354089895                 TUCKER                     CA        94583          PD            PUD              P         Primary
6355155711                 PARKER                     CA        92672          CO        Condominimum         P         Primary
6356981446                 NOAH                       CA        94583          SF       Single Family         P         Primary
6358014493                 SMITH                      VA        23229          SF       Single Family         P         Primary
6358779517                 MALLIPEDDI                 CA        95135          SF       Single Family         P         Primary
6359637805                 DOBSON                     VA        20194          PD            PUD              P         Primary
6360165853                 COX                        CA        92253          PD            PUD              P         Primary
6361592881                 FRAZZINI                   VA        22315          PD            PUD              P         Primary
6361901777                 THRAILKILL                 CA        90275          SF       Single Family         P         Primary
6362510593                 RIBAR                      CA        94087          SF       Single Family         P         Primary
6362547470                 ELLIOTT                    CA        94086          SF       Single Family         P         Primary
6362745595                 PLEKENPOL                  CO        80104          PD            PUD              P         Primary
6362963180                 FERRIS                     NC        28459          PD            PUD              S        Secondary
6363653368                 EBERHARD                   CA        94583          PA            PUD              P         Primary
6364110301                 GOLUB                      CA        90046          SF       Single Family         P         Primary
6364924602                 TOOMEY                     CA        94066          SF       Single Family         P         Primary
6364929767                 NASSAR                     CA        95008          PA            PUD              P         Primary
6365126306                 KATTAPURAM                 MD        20817          SF       Single Family         P         Primary
6365304770                 PAYAN FLORES               CA        94303          SF       Single Family         P         Primary
6365319083                 SIEGLER                    CA        95124          SF       Single Family         P         Primary
6365784872                 DENIZ                      CA        94568          SF       Single Family         P         Primary
6366209119                 HILL                       FL        33414          PD            PUD              P         Primary
6367521074                 GILK                       NC        28803          SF       Single Family         P         Primary
6367846521                 BEAUDOUIN                  CA        94303          PD            PUD              P         Primary
6368105703                 ERIKSSON                   WA        98040          SF       Single Family         P         Primary
6368288640                 RICHARDSON                 CA        90277          CO        Condominimum         P         Primary
6370364405                 HOWARD                     CA        92069          SF       Single Family         P         Primary
6370539600                 ANDRES                     CA        95132          PA            PUD              P         Primary
6370730936                 ARNOLD                     CA        92009          PD            PUD              P         Primary
6370800689                 TRAINA                     CA        94610          PD            PUD              P         Primary
6371321933                 QUEEN                      CA        94605          SF       Single Family         P         Primary
6371529428                 CHOI                       CA        94110          CO        Condominimum         P         Primary
6371907632                 ONG                        CA        94107          SF       Single Family         P         Primary
6372025970                 STASAND JR                 CA        92620          PD            PUD              P         Primary
6372110871                 NGUYEN                     CA        95050          SF       Single Family         P         Primary
6372376001                 HUNEEUS                    CA        94117          SF       Single Family         P         Primary
6372701026                 RUTHERFORD                 ID        83333          PD            PUD              P         Primary
6373008553                 RETTIG                     FL        33037          CO        Condominimum         S        Secondary
6376044522                 DATLA                      CA        95138          PD            PUD              P         Primary
6376054943                 KHAN                       FL        34285          SF       Single Family         S        Secondary
6376236854                 GRUCHOT                    NH        03053          SF       Single Family         P         Primary
6376783970                 ANGELOPOULOS               CA        95051          SF       Single Family         P         Primary
6377035164                 WALLACE                    CA        95123          SF       Single Family         P         Primary
6377138018                 PRAMOD                     CA        94303          SF       Single Family         P         Primary
6377656357                 RAZUVAYEV                  CA        95124          CO        Condominimum         P         Primary
6378102260                 VASKO JR                   CA        92101          CH      High-Rise Condo        P         Primary
6378847229                 UBERTINO                   CA        92067          SF       Single Family         P         Primary
6378991241                 BROWN                      CA        94402          SF       Single Family         P         Primary
6379433797                 CALINDA                    CA        92651          SF       Single Family         P         Primary
6380087293                 RAPINI                     CA        95203          SF       Single Family         P         Primary
6380390275                 MEWES                      CA        90740          SF       Single Family         P         Primary
6380855293                 WISE                       CA        94061          SF       Single Family         P         Primary
6380978772                 HEINZ                      CA        95833          PD            PUD              P         Primary
6381225033                 O'DOR                      DC        20003          SF       Single Family         P         Primary
6381230132                 GILBERT                    FL        33036          CO        Condominimum         S        Secondary
6381648853                 SCHIFF                     CA        94523          SF       Single Family         P         Primary
6381801924                 KING                       CA        92014          PD            PUD              P         Primary
6382655857                 FULLER                     CA        94070          SF       Single Family         P         Primary
6383014039                 RUSSELL                    CA        94549          PD            PUD              P         Primary
6383030308                 CASTELLANOS                CA        94545          SF       Single Family         P         Primary
6383195036                 O'NEILL                    CA        94903          SF       Single Family         P         Primary
6383228308                 HAN                        VA        22305          SF       Single Family         P         Primary
6383898886                 SCHOEFFNER                 CA        94925          SF       Single Family         P         Primary
6384929672                 SILVERA-RICKS              DC        20009          PA            PUD              P         Primary
6385592180                 BARKETT                    VA        22181          SF       Single Family         P         Primary
6385776346                 HAMMOND                    CA        93065          PD            PUD              P         Primary
6386316837                 COHEN                      CA        90067          SF       Single Family         P         Primary
6386484924                 MARINO                     NC        28117          PD            PUD              P         Primary
6387253898                 KERVIN                     CA        94510          CO        Condominimum         P         Primary
6387502054                 ALAMAR                     CA        91913          SF       Single Family         P         Primary
6387995027                 SHEN                       CA        94402          SF       Single Family         P         Primary
6388014513                 KENNEDY                    MD        20817          SF       Single Family         P         Primary
6388288877                 POWELL JR                  CA        96161          PD            PUD              S        Secondary
6388474691                 BREUER                     CA        90403          CO        Condominimum         P         Primary
6388840032                 VLAHOVIC                   FL        34134          PD            PUD              P         Primary
6389040061                 KRACHT                     CA        95037          SF       Single Family         P         Primary
6389343259                 FIELD                      CA        92024          CO        Condominimum         P         Primary
6389621944                 LEVANTINO                  TX        77356          PD            PUD              P         Primary
6390342795                 CACAO                      CA        95035          SF       Single Family         I         Investor
6390370168                 DELANEY                    CA        95125          SF       Single Family         P         Primary
6390408562                 CARNAHAN                   CA        96143          SF       Single Family         S        Secondary
6390892609                 DAVIS                      CA        95020          SF       Single Family         P         Primary
6391042931                 DOWLING                    CA        94611          SF       Single Family         P         Primary
6391412654                 RANKIN SR                  CA        94566          PD            PUD              P         Primary
6391603922                 WOLFF                      FL        33496          PD            PUD              P         Primary
6392479835                 HAGSTROM                   AZ        85253          PD            PUD              P         Primary
6393808255                 MCKENNON                   CA        95112          CO        Condominimum         P         Primary
6393981979                 BURICH                     FL        34102          SF       Single Family         S        Secondary
6394268913                 DUNCAN                     CA        92660          CO        Condominimum         P         Primary
6395340455                 CARROLL                    CA        94558          SF       Single Family         P         Primary
6395633180                 ERNST                      CA        92262          PD            PUD              S        Secondary
6395633933                 PALMON                     CA        94305          SF       Single Family         P         Primary
6397042562                 HAMID                      CA        94587          CO        Condominimum         P         Primary
6397068930                 PERCHEVITCH                CA        95762          PD            PUD              P         Primary
6397199685                 SARAIYA                    CA        94538          SF       Single Family         P         Primary
6397246411                 ROGERS                     CA        94114          2F         Two Family          P         Primary
6398292745                 SHADE                      CA        94062          SF       Single Family         P         Primary
6399619193                 CHADALAWADA                GA        30253          PD            PUD              P         Primary
6399641197                 BERBER                     CA        95337          SF       Single Family         P         Primary
6399652178                 FRANKLIN                   MD        21842          PD            PUD              P         Primary
6399744892                 BAKSHI                     CA        91355          PD            PUD              P         Primary
6399993101                 MARTIN                     CO        81611          SF       Single Family         S        Secondary
6400166341                 HUGHES III                 VA        23454          SF       Single Family         P         Primary
6401260325                 MCKAY                      CA        95136          CO        Condominimum         P         Primary
6401623977                 LEVIN                      CA        94065          PD            PUD              P         Primary
6402416843                 JACOB                      VA        22066          PD            PUD              P         Primary
6402810326                 JURENKA                    CA        90292          2F         Two Family          I         Investor
6403669945                 NAVA                       CA        94025          SF       Single Family         P         Primary
6403795096                 PHILLIPS                   TX        75209          SF       Single Family         P         Primary
6403984088                 PUENTES                    CA        92887          SF       Single Family         P         Primary
6404822535                 WANG                       CA        94402          2F         Two Family          P         Primary
6405397446                 TAYLOR                     CA        90277          SF       Single Family         P         Primary
6405799575                 CADEMARTORI                CA        95010          CO        Condominimum         S        Secondary
6406145455                 WASHBURN                   CA        94127          SF       Single Family         P         Primary
6407150348                 LUNA                       CA        95127          SF       Single Family         P         Primary
6408636121                 BENNETT                    CA        94114          CO        Condominimum         P         Primary
6408745898                 CONRAD                     CA        92009          PD            PUD              P         Primary
6409004428                 PICKERING                  TX        77024          PD            PUD              P         Primary
6409268916                 LONGO                      NC        27514          PD            PUD              P         Primary
6409402929                 GRAHAM                     CA        90401          SF       Single Family         P         Primary
6410076555                 RUSSOLESI                  CA        91326          SF       Single Family         P         Primary
6410086182                 BANKHEAD                   CA        92673          CO        Condominimum         P         Primary
6410194085                 MORALES                    CA        94066          SF       Single Family         P         Primary
6410394487                 CHEN                       CA        94061          SF       Single Family         P         Primary
6410446030                 ALVARADO                   CA        94112          SF       Single Family         P         Primary
6410982406                 BARTENHAGEN                CA        95120          SF       Single Family         P         Primary
6411466623                 MACLAURIN                  OH        43220          SF       Single Family         P         Primary
6412790500                 STANTON                    CA        94061          SF       Single Family         P         Primary
6413893949                 SOLIDUM                    CA        94014          SF       Single Family         P         Primary
6413900025                 JAGID                      FL        33137          PD            PUD              P         Primary
6414783461                 ANTONSEN                   WA        98121          CH      High-Rise Condo        P         Primary
6416076211                 BRAZIS                     CA        94578          SF       Single Family         P         Primary
6417103584                 VAN BLADEL                 CA        94117          SF       Single Family         P         Primary
6417254841                 CHRISMAN                   IL        60093          SF       Single Family         P         Primary
6418269608                 MAGAVI                     CA        92130          PD            PUD              P         Primary
6418275027                 DEVEREUX                   CA        92130          PD            PUD              P         Primary
6418794217                 GHIO                       CA        94904          SF       Single Family         P         Primary
6418899545                 CARLILE                    CA        94401          SF       Single Family         P         Primary
6419825853                 HATAMI-FARDI               CA        94301          SF       Single Family         P         Primary
6420312420                 WASMUND                    CA        92064          SF       Single Family         P         Primary
6420675495                 CHO                        CA        94085          PD            PUD              P         Primary
6421001600                 ANDERSON                   VA        22205          SF       Single Family         P         Primary
6421074847                 FONNER                     CA        94062          SF       Single Family         P         Primary
6421211415                 MCCUSKER                   CA        92627          PD            PUD              P         Primary
6421465144                 GARCIA                     FL        33327          PD            PUD              S        Secondary
6422116787                 RITTGER                    CA        94121          2F         Two Family          P         Primary
6422134228                 AMIN                       CA        94568          CO        Condominimum         P         Primary
6423027215                 JARRATT                    MD        21037          CO        Condominimum         P         Primary
6423589727                 MILLER                     CA        94538          PA            PUD              P         Primary
6423636361                 SANGUINETTI                CA        92122          CO        Condominimum         S        Secondary
6424647284                 DOOLITTLE                  WA        98006          SF       Single Family         P         Primary
6424841556                 BROWN                      CA        94514          SF       Single Family         S        Secondary
6425271076                 COSTALES                   CA        90275          SF       Single Family         P         Primary
6425575609                 SEGAL                      CA        94123          CO        Condominimum         P         Primary
6425970693                 BENSON                     CA        92677          PD            PUD              P         Primary
6428259938                 HSU                        CA        94303          SF       Single Family         P         Primary
6428644410                 WILLIAMS                   CA        92648          PD            PUD              P         Primary
6430120441                 SAHIN                      CA        95014          SF       Single Family         P         Primary
6430169729                 LAMEER                     CA        91316          SF       Single Family         P         Primary
6430294725                 MOORE-ROBERT               MD        20815          SF       Single Family         P         Primary
6430474822                 TROIANO                    MD        20814          SF       Single Family         P         Primary
6430596228                 JARSON                     AZ        85253          SF       Single Family         P         Primary
6431333589                 GO                         DC        20009          SF       Single Family         P         Primary
6431560272                 FABER DDS                  CA        92677          CO        Condominimum         P         Primary
6433003412                 BALTASAR                   CA        94010          CO        Condominimum         P         Primary
6433252878                 COUICK                     SC        29209          PD            PUD              P         Primary
6433293781                 HOFMANN                    CA        94507          SF       Single Family         P         Primary
6434711393                 BOLYARD                    CA        95112          CO        Condominimum         P         Primary
6434836778                 HOFFMAN                    CA        93109          CO        Condominimum         P         Primary
6434974991                 BAHAR                      MD        21619          PD            PUD              P         Primary
6434994429                 BAILEY                     CA        96142          SF       Single Family         S        Secondary
6436840497                 EPSTEIN                    CA        94116          SF       Single Family         P         Primary
6437963801                 WILLIAMS                   CA        94131          SF       Single Family         P         Primary
6438616192                 HEYWOOD                    CA        94061          2F         Two Family          P         Primary
6438696368                 APARICIO                   NC        28203          SF       Single Family         P         Primary
6439821569                 LI                         CA        94401          CO        Condominimum         P         Primary
6440050778                 LEE                        CA        93012          SF       Single Family         P         Primary
6440401120                 THIRUNAGARI                CA        92131          PD            PUD              P         Primary
6440717822                 WALSH                      CA        93111          PD            PUD              P         Primary
6441014419                 NAZARI                     CA        95630          SF       Single Family         P         Primary
6441210603                 DARR                       CA        92677          PD            PUD              P         Primary
6441264105                 CHOCHOLEK                  CA        92009          PD            PUD              P         Primary
6443182636                 KHATWANI                   CA        94030          SF       Single Family         P         Primary
6443863474                 GENESSE                    CA        95020          PD            PUD              P         Primary
6444509506                 CURLAND                    CA        92677          PD            PUD              P         Primary
6444824756                 JUDGE                      CA        94103          CO        Condominimum         P         Primary
6444839655                 LE                         CA        94901          SF       Single Family         P         Primary
6445452334                 MARTEY                     CA        95125          PD            PUD              P         Primary
6446249150                 COOPER IV                  CA        91504          SF       Single Family         P         Primary
6446348259                 MERSETH                    MA        02421          SF       Single Family         P         Primary
6446928969                 ROLAND                     CA        90803          SF       Single Family         P         Primary
6447249134                 SANTOS                     CA        94080          SF       Single Family         P         Primary
6447536266                 RESTREPO                   FL        33327          PD            PUD              S        Secondary
6448105160                 FOLDS                      CA        94114          SF       Single Family         P         Primary
6448534013                 HUBBARD                    CA        95630          SF       Single Family         P         Primary
6449440822                 MC NAMARA                  CA        94002          SF       Single Family         P         Primary
6450189300                 SMYKLA                     CA        92672          CO        Condominimum         P         Primary
6450359275                 ALLIGOOD                   CA        95046          SF       Single Family         P         Primary
6450516684                 FOX                        CA        91377          PD            PUD              P         Primary
6451056565                 NARAGHI                    CA        94044          SF       Single Family         P         Primary
6451071804                 BISHOP                     CA        95120          SF       Single Family         P         Primary
6451072778                 MAYO                       CA        93940          SF       Single Family         P         Primary
6451410861                 RUSSELL                    MD        21666          SF       Single Family         P         Primary
6452559252                 ALBERT                     CA        94526          SF       Single Family         P         Primary
6452787663                 WEBB                       VA        20190          PA            PUD              P         Primary
6453254382                 MCGRANE                    CA        94121          SF       Single Family         P         Primary
6453413541                 GREEN                      CA        95127          SF       Single Family         P         Primary
6453716638                 BEZABEH                    VA        22042          SF       Single Family         P         Primary
6454241180                 YUEN                       CA        91108          SF       Single Family         S        Secondary
6454318285                 WELLONS                    CA        94568          SF       Single Family         P         Primary
6454891760                 VAN BRANDT                 MD        20817          SF       Single Family         P         Primary
6455448529                 PALTTALA                   MD        20878          PD            PUD              P         Primary
6455524451                 CARMICHAEL                 CA        94541          SF       Single Family         P         Primary
6455732591                 YAN                        CA        94066          SF       Single Family         P         Primary
6455992294                 MCKECHIE                   NC        27944          SF       Single Family         P         Primary
6456118923                 SMALL                      CA        94133          CO        Condominimum         P         Primary
6456345963                 WEYBRIGHT                  NC        27982          SF       Single Family         S        Secondary
6456546636                 JACKSON                    CA        95050          CO        Condominimum         P         Primary
6456548244                 FISCHER                    CA        95032          SF       Single Family         P         Primary
6456673364                 PITCHAIKANI                CA        94022          SF       Single Family         P         Primary
6456756482                 MUGGERUD                   CA        91436          SF       Single Family         P         Primary
6457451711                 SCHAFER                    CA        94583          SF       Single Family         P         Primary
6457636972                 SIFERS                     DC        20009          CO        Condominimum         P         Primary
6457917356                 DOWD                       CA        95014          SF       Single Family         P         Primary
6458304273                 CHITKARA                   CA        94539          PD            PUD              P         Primary
6458465553                 ROLAND                     IL        60022          SF       Single Family         P         Primary
6460127118                 CRAFT                      WA        98112          SF       Single Family         P         Primary
6460466862                 SASSE                      DC        20015          SF       Single Family         P         Primary
6460555078                 CHEN                       CA        95133          PD            PUD              P         Primary
6460660431                 SALAVERRIA                 CA        94564          SF       Single Family         P         Primary
6461663418                 YEUNG                      CA        90068          SF       Single Family         P         Primary
6461829357                 KRAMER                     CA        92651          SF       Single Family         P         Primary
6462257574                 ACKERMAN                   CA        94506          SF       Single Family         P         Primary
6462447589                 BURKHARDT                  CA        95060          SF       Single Family         P         Primary
6462694487                 ROWE                       CA        95138          CO        Condominimum         P         Primary
6462906402                 KOPECKY                    CA        94107          CO        Condominimum         P         Primary
6462948479                 BARNFIELD                  CA        94103          CO        Condominimum         P         Primary
6463232303                 FLYNN                      NC        27514          SF       Single Family         P         Primary
6463336161                 GRAHAM                     CA        96150          SF       Single Family         P         Primary
6463982964                 BEAMAN JR                  NC        27615          SF       Single Family         I         Investor
6465055405                 CARLTON                    MD        21122          SF       Single Family         P         Primary
6465300074                 BLAGG                      VA        22205          SF       Single Family         P         Primary
6466032171                 WOLF                       CA        90069          SF       Single Family         P         Primary
6466117782                 SHAH                       VA        20176          PD            PUD              P         Primary
6466742589                 SORIANO                    CA        94583          PA            PUD              P         Primary
6466990493                 STEFFEN                    MN        55447          SF       Single Family         P         Primary
6467158843                 CHO                        CA        92612          CO        Condominimum         P         Primary
6467563869                 HARRIS                     CA        95123          SF       Single Family         P         Primary
6467686777                 HART                       CA        93950          SF       Single Family         S        Secondary
6467900301                 SAGE                       CA        91001          SF       Single Family         P         Primary
6468979569                 PARKHURST                  CA        94040          CO        Condominimum         P         Primary
6469302175                 WHITE                      CA        95949          SF       Single Family         S        Secondary
6469598210                 HAWLEY                     CA        94025          SF       Single Family         P         Primary
6469605163                 BALDRIDGE                  CA        92024          SF       Single Family         P         Primary
6469634338                 KLENZ                      CA        94558          SF       Single Family         P         Primary
6469665001                 ZIMMERMAN                  CA        94062          SF       Single Family         P         Primary
6469692450                 LEAKE                      CA        94403          PA            PUD              P         Primary
6469920505                 SHORT                      CA        94301          SF       Single Family         P         Primary
6470015105                 PADILLA                    CA        94536          SF       Single Family         P         Primary
6470356293                 CUSATO                     NC        27006          PD            PUD              P         Primary
6470698280                 PETRI                      CA        94960          SF       Single Family         P         Primary
6470906766                 LEVY                       CA        94002          SF       Single Family         P         Primary
6470928786                 OUWELEEN                   CA        92835          SF       Single Family         S        Secondary
6471107711                 ALLWARDT                   CA        94619          SF       Single Family         P         Primary
6474359517                 WILBER                     CA        91709          PD            PUD              P         Primary
6474728778                 EL-GABALAWY                CA        91001          PD            PUD              P         Primary
6474816284                 PEYVAN                     CA        94563          SF       Single Family         P         Primary
6475510829                 FISCHER                    CA        91011          SF       Single Family         S        Secondary
6475725005                 SKOLNICK                   CA        92131          PD            PUD              P         Primary
6476100919                 ZIEMBA                     CA        92618          PD            PUD              P         Primary
6476138505                 SOBHAN                     VA        23664          PD            PUD              P         Primary
6476694184                 MORLEY                     CA        95032          SF       Single Family         P         Primary
6476802902                 KHA                        CA        95127          SF       Single Family         P         Primary
6477357096                 DAIN                       CA        95023          SF       Single Family         P         Primary
6477537499                 DOBROVOLSKY                CA        95124          SF       Single Family         P         Primary
6477597402                 ROTMAN                     CA        94306          SF       Single Family         P         Primary
6478223214                 WIRT                       NC        28117          PD            PUD              P         Primary
6478521229                 ELLYN                      CA        94941          SF       Single Family         P         Primary
6478588491                 GRANTHAM                   CA        94501          SF       Single Family         P         Primary
6479841220                 TOULET                     CA        95119          SF       Single Family         P         Primary
6480068813                 MAHYARI                    CA        94560          SF       Single Family         P         Primary
6480222790                 FENG                       CA        92867          PD            PUD              P         Primary
6480248944                 YOUNG                      MA        01002          SF       Single Family         P         Primary
6480589743                 BLYLER                     CA        95133          SF       Single Family         P         Primary
6481191127                 DAVIS                      CA        95119          SF       Single Family         P         Primary
6481477930                 STELLY                     CA        94605          PD            PUD              P         Primary
6481599352                 HARIDAS                    CA        94065          CO        Condominimum         P         Primary
6482721708                 ASHLOCK                    CA        95124          SF       Single Family         P         Primary
6482894083                 JOHNSON                    CA        92679          PD            PUD              P         Primary
6483437155                 MONTGOMERY                 FL        32080          CO        Condominimum         I         Investor
6483654809                 BJELDANES                  CA        94526          PD            PUD              P         Primary
6484004046                 ADAMS                      CA        95035          SF       Single Family         P         Primary
6485111592                 STEPHENS                   CA        90292          CO        Condominimum         P         Primary
6485482696                 CINFIO                     CA        94587          SF       Single Family         P         Primary
6485907213                 DEFAZIO                    CA        94530          SF       Single Family         P         Primary
6486519835                 STEVENS III                GA        30809          SF       Single Family         P         Primary
6486906594                 ANANTHASWAMY               CA        94539          SF       Single Family         P         Primary
6487939123                 DURRETTE JR                CA        92835          SF       Single Family         P         Primary
6488067973                 DEO                        CA        94404          SF       Single Family         P         Primary
6488148252                 ANDERSSON                  CA        95117          SF       Single Family         P         Primary
6488988616                 CANALES                    FL        33156          SF       Single Family         P         Primary
6489296316                 WORSHAM                    CA        95008          PD            PUD              P         Primary
6489307857                 HAGEN JR                   SC        29928          PD            PUD              S        Secondary
6489435021                 CARNAHAN                   CA        91360          PD            PUD              P         Primary
6489561248                 RIGATUSO                   CA        94002          SF       Single Family         P         Primary
6490203244                 JOHIRO                     CA        95008          PA            PUD              P         Primary
6490332985                 GURNARI                    CA        94015          SF       Single Family         P         Primary
6490614911                 CHAPMAN                    NV        89117          PD            PUD              P         Primary
6490708903                 SHARBAUGH                  SC        29928          PD            PUD              S        Secondary
6492181703                 DYKE                       CA        94086          PD            PUD              P         Primary
6492547267                 WALKER                     CA        94301          SF       Single Family         P         Primary
6492759284                 DONALD                     CA        94595          SF       Single Family         P         Primary
6494153866                 BANAYAD                    CA        94080          SF       Single Family         P         Primary
6494752493                 HUTTON                     CA        94507          SF       Single Family         P         Primary
6495753169                 RICE                       CO        80015          PD            PUD              P         Primary
6495892397                 HAMMONS                    CA        94541          SF       Single Family         P         Primary
6496175693                 WEDELL                     CA        95070          SF       Single Family         P         Primary
6496589117                 FEENEY                     CA        94116          SF       Single Family         P         Primary
6496793784                 VALDERRAMA JR              CA        95123          SF       Single Family         P         Primary
6496902948                 LIN                        CA        95129          SF       Single Family         P         Primary
6496960441                 AICHLE                     CA        92028          SF       Single Family         P         Primary
6498909131                 DACEY SR                   FL        34134          SF       Single Family         P         Primary
6499908553                 LE                         CA        95037          SF       Single Family         P         Primary
6500199200                 HELL                       CA        93908          SF       Single Family         P         Primary
6500243347                 REYES                      CA        95014          SF       Single Family         P         Primary
6500493454                 GRANT                      CA        94112          SF       Single Family         P         Primary
6500633695                 COFFEY                     CA        94546          SF       Single Family         P         Primary
6501891623                 HUANG                      CA        90210          SF       Single Family         P         Primary
6501967548                 THAI                       CA        94803          SF       Single Family         P         Primary
6501990797                 HEMINGWAY                  CA        95037          SF       Single Family         P         Primary
6502417436                 WEBER                      CA        94506          PD            PUD              P         Primary
6502913707                 TAYLOR                     CA        94920          CO        Condominimum         P         Primary
6502915660                 STARKWEATHER               CA        94552          PD            PUD              P         Primary
6504621142                 HALLER                     CA        94080          SF       Single Family         P         Primary
6505351780                 FIORENTINO                 CA        92677          PD            PUD              P         Primary
6506923157                 SEBRING                    NM        87501          SF       Single Family         P         Primary
6507085519                 LIBIER                     FL        33129          CH      High-Rise Condo        P         Primary
6507263702                 GARY                       CA        94920          SF       Single Family         P         Primary
6507345731                 MUGAVERO                   CA        92352          SF       Single Family         P         Primary
6507600739                 VRANIS                     MD        20854          SF       Single Family         P         Primary
6508040745                 O'CONNOR                   CA        94949          PD            PUD              P         Primary
6508459861                 FARAVELLI JR               CA        94087          SF       Single Family         P         Primary
6510051524                 LEONG                      CA        94024          SF       Single Family         P         Primary
6510802843                 KAIL                       CO        80104          PD            PUD              P         Primary
6510873687                 THURSTON                   CA        94506          PD            PUD              P         Primary
6511159367                 BOCK                       CA        92679          PD            PUD              P         Primary
6511629500                 WRIGHT                     CA        94086          SF       Single Family         P         Primary
6511851997                 LADD                       MO        63124          SF       Single Family         P         Primary
6512067411                 BRANSTAD                   IL        60613          CO        Condominimum         P         Primary
6512144376                 HAFNER-KETRING             CA        92037          SF       Single Family         P         Primary
6512368827                 TOBIA                      CA        92672          SF       Single Family         P         Primary
6512821379                 CAO                        CA        94539          PD            PUD              P         Primary
6513218666                 SHIELDS                    CA        92352          CO        Condominimum         S        Secondary
6514562112                 GRETZ                      NJ        07458          SF       Single Family         P         Primary
6514845426                 NGO                        CA        95008          SF       Single Family         P         Primary
6515057666                 SY                         CA        94014          PD            PUD              P         Primary
6517216351                 STUART                     NV        89027          PD            PUD              P         Primary
6518244774                 TATOS                      CA        94010          SF       Single Family         P         Primary
6518685927                 WONG                       CA        95070          SF       Single Family         P         Primary
6519854738                 MURPHY                     CA        91741          SF       Single Family         P         Primary
6519910894                 CAMPBELL                   CA        90254          CO        Condominimum         P         Primary
6519982885                 ACEVEDO                    CA        94085          SF       Single Family         P         Primary
6521447885                 NUNES                      CA        95120          SF       Single Family         P         Primary
6521473493                 BLESIUS                    CA        94601          SF       Single Family         P         Primary
6521688603                 BECKERMANN                 CA        94044          PA            PUD              P         Primary
6522352035                 KLEEBAUER                  CA        94044          SF       Single Family         P         Primary
6522416319                 FRIEDMANN                  CA        94563          SF       Single Family         P         Primary
6522527008                 SAVARINO                   CA        94707          SF       Single Family         P         Primary
6522587796                 HAMMERSMARK                CA        94403          SF       Single Family         P         Primary
6522669164                 LEE                        CA        92625          SF       Single Family         P         Primary
6523028055                 ARNOLD II                  VA        20136          SF       Single Family         P         Primary
6523418736                 CHEREGOSHA                 CA        95136          PD            PUD              P         Primary
6524988729                 HOUGH                      CA        95118          SF       Single Family         P         Primary
6525163314                 HICKERSON                  CA        92127          PD            PUD              P         Primary
6526202426                 HAN                        CA        94587          SF       Single Family         P         Primary
6526606956                 FORMAN                     CA        94602          SF       Single Family         P         Primary
6526633471                 COX                        TX        75013          PD            PUD              P         Primary
6526735268                 WALTER                     CA        94903          SF       Single Family         P         Primary
6527375775                 GARIBALDO                  CA        95121          SF       Single Family         P         Primary
6527703802                 MCEACHERN                  CA        94945          SF       Single Family         P         Primary
6527760968                 KIDD                       CO        80020          PD            PUD              P         Primary
6528698647                 ZAVERY                     CA        94065          PD            PUD              P         Primary
6529743509                 MUSSER                     CA        92264          SF       Single Family         P         Primary
6532026595                 PALMER                     GA        30075          PD            PUD              P         Primary
6532301121                 KAUCIC                     CA        94583          PD            PUD              P         Primary
6532507065                 CONNORS                    CA        91364          SF       Single Family         P         Primary
6533144934                 PONT                       CA        95356          PD            PUD              P         Primary
6534115859                 NAHUM                      WA        98033          SF       Single Family         P         Primary
6534201964                 GOUGH                      CA        94010          SF       Single Family         P         Primary
6534477424                 JARVIS                     TN        37064          PD            PUD              P         Primary
6534597528                 GUBISH                     MD        20874          SF       Single Family         P         Primary
6536108886                 BROOKS                     CA        94587          SF       Single Family         P         Primary
6536323212                 WESTING                    CA        94941          SF       Single Family         P         Primary
6537187681                 WONG                       CA        94109          CO        Condominimum         P         Primary
6537365188                 VERSTRAETE                 FL        34145          CH      High-Rise Condo        S        Secondary
6537541242                 OAKLEY                     CA        93953          SF       Single Family         S        Secondary
6537563501                 CAMPBELL                   FL        33441          SF       Single Family         I         Investor
6538703833                 TAMIETTI                   CA        94585          SF       Single Family         P         Primary
6538895837                 TRISCARI                   CA        92201          CO        Condominimum         P         Primary
6539514551                 COMAN                      TX        75214          SF       Single Family         P         Primary
6540017909                 WESTPHAL                   CA        92660          PD            PUD              P         Primary
6540095822                 SCHAFER                    CA        92614          PD            PUD              P         Primary
6540320626                 SANFORD                    CA        90272          SF       Single Family         P         Primary
6541864598                 FEGHALI                    CA        95125          SF       Single Family         P         Primary
6541998727                 WILEY                      CA        92075          SF       Single Family         P         Primary
6542256331                 VEATER                     AZ        85215          SF       Single Family         P         Primary
6542518813                 DEILING                    CA        94550          SF       Single Family         P         Primary
6542693145                 MUSSONE                    CA        95124          SF       Single Family         P         Primary
6545037951                 SHINE                      CO        80124          PD            PUD              P         Primary
6545541721                 ZAGERMAN                   CA        94952          SF       Single Family         P         Primary
6546533305                 STARK                      CA        92677          PD            PUD              P         Primary
6547803046                 MCGEE                      MD        20874          SF       Single Family         P         Primary
6549661947                 TIBBETS                    CA        94550          SF       Single Family         P         Primary
6549730304                 HELM                       CA        94019          SF       Single Family         P         Primary
6550238015                 ENG                        CA        94107          CO        Condominimum         P         Primary
6551039487                 SCHMALZING                 CA        94123          CO        Condominimum         P         Primary
6551047795                 STOYE                      CA        94025          SF       Single Family         P         Primary
6551092635                 WILLIAMS                   DC        20015          SF       Single Family         I         Investor
6551650416                 HURDLE                     DC        20007          SF       Single Family         P         Primary
6551793752                 CAVAN                      VT        05079          SF       Single Family         S        Secondary
6551886689                 STATNER                    CA        94507          SF       Single Family         P         Primary
6552067669                 DARE III                   CA        94019          PD            PUD              P         Primary
6552383025                 HU                         CA        92067          PD            PUD              P         Primary
6553211050                 IVIE                       TN        38138          SF       Single Family         P         Primary
6553262905                 BEVAN                      NJ        07930          CO        Condominimum         P         Primary
6553297026                 ATKIN                      CA        95448          SF       Single Family         P         Primary
6553503373                 ABERLE                     CA        90068          SF       Single Family         P         Primary
6553622504                 SCARDIGLI                  CA        94401          SF       Single Family         P         Primary
6554631264                 DESJARDINS                 IL        60610          CH      High-Rise Condo        P         Primary
6554875374                 MELENDEZ                   CA        91011          2F         Two Family          P         Primary
6554901535                 KALETA                     CA        94583          PD            PUD              P         Primary
6555526950                 MORRIS                     MD        20878          PD            PUD              P         Primary
6556230586                 CACAO                      CA        95035          SF       Single Family         I         Investor
6556270459                 MCCARRON                   CA        95608          PD            PUD              P         Primary
6556790860                 LINDSAY                    CA        94018          SF       Single Family         P         Primary
6557660492                 SKLOBOVSKY                 CA        91362          SF       Single Family         P         Primary
6557662316                 GOLDSMITH                  CA        95023          SF       Single Family         P         Primary
6557915383                 KANESHIRO                  CA        94022          SF       Single Family         P         Primary
6558071145                 KIRCH                      PA        17033          CO        Condominimum         P         Primary
6559486888                 FARRELL                    CA        95030          SF       Single Family         P         Primary
6559515579                 CUNNINGHAM                 CA        95051          SF       Single Family         P         Primary
6559554768                 WEIKERT                    CA        95006          SF       Single Family         P         Primary
6559838450                 MILLER                     CA        94598          SF       Single Family         P         Primary
6559946923                 HERNANDEZ                  CA        94080          SF       Single Family         P         Primary
6560043728                 EIDBO                      GA        30306          SF       Single Family         P         Primary
6561072551                 HARTMANN                   GA        30327          SF       Single Family         P         Primary
6561161966                 REGAN                      AZ        85255          PD            PUD              P         Primary
6562249083                 TRETTIS JR                 FL        34102          SF       Single Family         P         Primary
6562316700                 WORTHINGTON III            SC        29401          SF       Single Family         P         Primary
6564188693                 ABRAHAM                    OH        44236          PD            PUD              P         Primary
6564780747                 KLAGES                     CA        95014          SF       Single Family         P         Primary
6565531420                 SEEHOLZER                  CA        90066          SF       Single Family         P         Primary
6565793020                 ALTMAN                     IL        60091          SF       Single Family         P         Primary
6567151730                 JUBBOORI                   CA        94583          PD            PUD              P         Primary
6567418402                 SELLAND                    CA        93013          CO        Condominimum         P         Primary
6567899585                 HOLMBERG                   CA        94028          SF       Single Family         P         Primary
6568379264                 TOBIAS                     CA        92127          PD            PUD              P         Primary
6568908476                 GASSMAN                    CA        94087          SF       Single Family         P         Primary
6571225751                 YELVERTON                  NC        28405          PD            PUD              P         Primary
6572082631                 DAVIS JR                   CA        95120          PA            PUD              P         Primary
6572390646                 MCBRIDE JR                 CA        94965          CO        Condominimum         P         Primary
6572916796                 MENDELSON                  TX        75034          PD            PUD              P         Primary
6573538623                 JIMENEZ                    CA        94709          SF       Single Family         P         Primary
6573729354                 GUILLEN                    CA        94920          SF       Single Family         P         Primary
6573915276                 TRINH                      CA        95131          PD            PUD              P         Primary
6574952039                 MARTENS                    CA        92253          SF       Single Family         P         Primary
6575534026                 HASHE                      VA        20171          PD            PUD              P         Primary
6576022674                 INBODY                     CA        94109          CH      High-Rise Condo        P         Primary
6576156837                 ALLEN III                  CA        94965          2F         Two Family          P         Primary
6576549924                 DONOVAN                    FL        33477          PD            PUD              S        Secondary
6576603150                 KRISTO                     CA        95050          SF       Single Family         P         Primary
6576665209                 GALLAHER                   CA        95404          PD            PUD              P         Primary
6576817529                 FAGER                      CA        90275          SF       Single Family         P         Primary
6576878661                 FUENTES                    CA        94510          SF       Single Family         P         Primary
6577818039                 BLOCH                      CA        94110          2F         Two Family          P         Primary
6577948810                 ALEGRIA JR                 CA        94591          SF       Single Family         P         Primary
6579036218                 CORDONI                    CA        94110          CO        Condominimum         P         Primary
6579184414                 FALKE                      CA        94114          CO        Condominimum         P         Primary
6579253649                 RABBY                      NC        27587          PD            PUD              P         Primary
6579837409                 COMPTON                    CA        95762          PD            PUD              P         Primary
6580674825                 RADOSEVICH                 CA        94588          SF       Single Family         P         Primary
6580943154                 ATHAVALE                   CA        95129          PA            PUD              P         Primary
6581110928                 KENNEDY                    CA        95687          SF       Single Family         P         Primary
6581999759                 BOWEN                      VA        22901          SF       Single Family         P         Primary
6582177793                 STEEL                      CA        90210          SF       Single Family         P         Primary
6583653685                 SCHOOLMEESTER              SC        29020          SF       Single Family         P         Primary
6583734782                 ROSENCRANS                 FL        34990          PD            PUD              S        Secondary
6584494709                 RIPLEY                     CA        94618          SF       Single Family         P         Primary
6584513235                 GEISBUSH                   WA        98052          PD            PUD              P         Primary
6584536996                 RICHARDSON                 CA        94118          SF       Single Family         P         Primary
6584897166                 ALSHIHABI                  CA        92629          PD            PUD              P         Primary
6585607770                 MORGAN                     CA        94115          CO        Condominimum         P         Primary
6585696401                 ANDERSON                   CA        95476          SF       Single Family         P         Primary
6585770222                 BLUMBERG                   CA        92075          SF       Single Family         P         Primary
6586347533                 ALCALA                     GA        30066          PD            PUD              P         Primary
6586971415                 HANSEN                     CA        96161          PD            PUD              S        Secondary
6587805653                 LEWSEY                     CA        94546          SF       Single Family         P         Primary
6587909927                 HOWELL                     CO        80439          SF       Single Family         P         Primary
6588707130                 NIMBAL                     CA        94536          SF       Single Family         P         Primary
6588868817                 WOOD                       CA        94066          SF       Single Family         P         Primary
6588884640                 STEFANEK                   CA        94041          SF       Single Family         P         Primary
6589656633                 PAHL                       CA        94122          CO        Condominimum         I         Investor
6589748240                 SHANKAR                    CA        94539          SF       Single Family         P         Primary
6589821385                 GORMAN                     TX        76034          PD            PUD              P         Primary
6590135320                 BRABO                      CA        95407          SF       Single Family         P         Primary
6590246861                 SHEPPARD                   CA        94025          SF       Single Family         P         Primary
6590262066                 MILLER                     CA        96003          SF       Single Family         P         Primary
6590477169                 WORGAN                     MD        21048          SF       Single Family         P         Primary
6590623838                 MAZZONI                    CA        90266          SF       Single Family         P         Primary
6591013211                 PREECE                     CA        95070          SF       Single Family         P         Primary
6591071748                 SMITH                      CA        94563          SF       Single Family         P         Primary
6591851966                 DE VILLA                   CA        95131          SF       Single Family         P         Primary
6591900284                 MCKANE                     DC        20015          SF       Single Family         P         Primary
6592139502                 WIGGINS                    TX        75093          PD            PUD              P         Primary
6592463779                 MILHAUD                    CA        92705          PD            PUD              P         Primary
6592639162                 GILBERT                    IN        47304          SF       Single Family         P         Primary
6593013763                 CARLINS                    IL        60044          SF       Single Family         P         Primary
6593160002                 DUDUM                      CA        94122          SF       Single Family         P         Primary
6593750877                 RESTELL MARTINI            CA        91602          SF       Single Family         P         Primary
6593754051                 DAY                        CA        94599          SF       Single Family         P         Primary
6594813609                 TANGUAY                    CA        94044          SF       Single Family         P         Primary
6595048262                 GREENBLATT                 CA        90045          SF       Single Family         P         Primary
6595216869                 STEWART                    CA        94105          CO        Condominimum         P         Primary
6595480978                 TAYLOR                     CA        92651          PD            PUD              P         Primary
6595623262                 GROSSMAN                   CA        92037          SF       Single Family         P         Primary
6596043015                 CENDANA                    CA        95135          PA            PUD              P         Primary
6596305398                 CIMIOTTI                   CA        90046          SF       Single Family         P         Primary
6596326642                 MASTAL                     DC        20009          SF       Single Family         P         Primary
6596401957                 TROPF                      FL        34695          PD            PUD              P         Primary
6597002457                 BURCH                      NV        89510          SF       Single Family         P         Primary
6597248589                 DAVIDOVICH                 CA        94116          SF       Single Family         P         Primary
6597311130                 HARLAN                     KY        40222          SF       Single Family         P         Primary
6597318804                 SADEGHI                    CA        92614          PD            PUD              P         Primary
6598156617                 KAWAKAMI                   CA        94065          CO        Condominimum         P         Primary
6598211990                 GODDARD                    CA        94065          CO        Condominimum         P         Primary
6599033963                 HAYASHI                    NV        89509          PD            PUD              P         Primary
6599336200                 WALLACE                    TN        37215          SF       Single Family         P         Primary
6599368476                 PURSAI                     CA        95118          SF       Single Family         P         Primary
6599410070                 COX                        TN        37027          PD            PUD              P         Primary
6601254656                 CRANG                      MD        20816          SF       Single Family         P         Primary
6603402709                 BRUHN                      CA        95120          SF       Single Family         P         Primary
6603442150                 FARRO                      VA        20176          PD            PUD              P         Primary
6604054483                 WELCH                      CA        94563          SF       Single Family         P         Primary
6604103298                 CRISCI                     CA        94404          CO        Condominimum         P         Primary
6604788205                 WIPFLER                    CA        93953          PD            PUD              S        Secondary
6605304382                 NESBITT                    CA        92870          SF       Single Family         P         Primary
6605565354                 JANSSEN                    CA        95070          SF       Single Family         P         Primary
6606196639                 MONAGHAN                   CA        95125          SF       Single Family         P         Primary
6606304241                 JINES                      CA        93923          PA            PUD              S        Secondary
6606382510                 CAPPS                      TX        75032          PD            PUD              P         Primary
6606386503                 CLATTERBAUGH               VA        22027          SF       Single Family         P         Primary
6606653860                 DOYLE                      CA        94602          SF       Single Family         P         Primary
6607088116                 WILLMON                    CA        93108          SF       Single Family         P         Primary
6607296305                 HAMEDANIAN                 CA        94555          PA            PUD              P         Primary
6607673057                 MADSEN                     CA        94115          CO        Condominimum         P         Primary
6607872006                 PLOTKIN                    CA        95682          PD            PUD              P         Primary
6608198625                 MC CARTY                   CA        92264          PD            PUD              P         Primary
6608549421                 CROSSON                    CA        95409          PD            PUD              P         Primary
6608732118                 ROMAN                      CA        91364          SF       Single Family         P         Primary
6608823370                 BUCKLEY                    CA        94920          PD            PUD              P         Primary
6610010206                 VIGNEAU                    FL        34145          SF       Single Family         P         Primary
6611022994                 PIATKOWSKI                 CA        94598          SF       Single Family         P         Primary
6611851848                 ARMATO                     SC        29205          SF       Single Family         P         Primary
6611870392                 FELDMAN                    CA        95746          PD            PUD              P         Primary
6612185634                 KARAHAN                    CA        94025          SF       Single Family         P         Primary
6612539236                 ROSENTHAL                  MD        21146          SF       Single Family         P         Primary
6613048831                 MCCONNELL                  MI        48335          SF       Single Family         P         Primary
6613153821                 LINDELL JR                 CA        92211          CO        Condominimum         S        Secondary
6613357877                 BLANZ                      CA        94506          PD            PUD              P         Primary
6613887410                 THORNTON                   CA        94062          SF       Single Family         P         Primary
6613992772                 MONDALE                    MD        20815          SF       Single Family         P         Primary
6614657424                 HERTER                     CA        92028          SF       Single Family         P         Primary
6616218878                 BULLOCK                    CA        95132          SF       Single Family         P         Primary
6616476989                 MOBASSER                   FL        34238          PD            PUD              P         Primary
6617523276                 OGLE                       IL        62025          SF       Single Family         P         Primary
6618994666                 DISSANAYAKE                CA        94040          SF       Single Family         P         Primary
6619084277                 KOMO                       CA        94025          SF       Single Family         P         Primary
6619214411                 LIU                        CA        94544          PD            PUD              P         Primary
6619405779                 WINTERBOTTOM               CA        93906          SF       Single Family         P         Primary
6619661678                 YAHYAVI                    CA        92109          2F         Two Family          I         Investor
6620855210                 AKTUGLU                    VA        22124          SF       Single Family         P         Primary
6622275847                 BIBICOFF                   CA        91356          SF       Single Family         P         Primary
6625523417                 WANG                       CA        90266          SF       Single Family         P         Primary
6625620304                 LUKIN                      CA        92692          PD            PUD              P         Primary
6626201666                 BURTON                     CA        94070          SF       Single Family         P         Primary
6626270521                 RUBIN                      VA        20165          PD            PUD              P         Primary
6626393596                 KOSTICH                    CA        92270          PD            PUD              P         Primary
6627048454                 JAIN                       CA        95131          SF       Single Family         P         Primary
6629431435                 LENCIONI                   CA        95070          SF       Single Family         P         Primary
6629561181                 POLLANO                    CA        94024          SF       Single Family         P         Primary
6629958965                 CONOVER                    CA        94043          CO        Condominimum         P         Primary
6630504949                 SCHAUER                    CA        94112          SF       Single Family         P         Primary
6631263198                 MELARA                     CA        94553          SF       Single Family         P         Primary
6631610158                 LIU                        CA        94588          PD            PUD              P         Primary
6631838437                 FLORIDIA                   CA        94558          CO        Condominimum         S        Secondary
6632302359                 TCHALIKIAN                 CA        91325          SF       Single Family         P         Primary
6632547326                 MCDONALD                   CA        94404          CO        Condominimum         I         Investor
6632904410                 LEHNERTZ                   CA        92677          PD            PUD              P         Primary
6633281610                 CHOUNG                     CA        94010          SF       Single Family         P         Primary
6633421182                 HUFFMAN                    CA        92009          PD            PUD              P         Primary
6633435554                 SCHOEFFLER                 DC        20009          SF       Single Family         P         Primary
6634139056                 OCHOA                      CA        95032          SF       Single Family         P         Primary
6634361692                 VASQUEZ                    CA        92130          SF       Single Family         P         Primary
6634901497                 HAGERSON                   CA        92782          PD            PUD              P         Primary
6635017939                 TAHERI                     CA        95130          SF       Single Family         P         Primary
6635599845                 DENBY                      FL        33146          SF       Single Family         P         Primary
6636136530                 HSU                        CA        95124          SF       Single Family         P         Primary
6636862796                 YE                         CA        95014          SF       Single Family         P         Primary
6637289288                 HARRELSON                  NC        28117          PD            PUD              P         Primary
6637799518                 MALAKIS                    CA        95037          SF       Single Family         P         Primary
6638343761                 GROSSETTI                  CA        94404          PA            PUD              P         Primary
6638594058                 TRIPPLE                    CA        94117          CO        Condominimum         P         Primary
6640363807                 CASE                       NC        28211          SF       Single Family         P         Primary
6640414329                 MCKAY                      CA        94002          SF       Single Family         P         Primary
6640549454                 WEAVER                     NV        89123          PD            PUD              P         Primary
6641208217                 LAVEN                      CA        92887          PD            PUD              P         Primary
6641536609                 COUGHLIN                   CA        90720          SF       Single Family         P         Primary
6642406885                 YU                         CA        94010          SF       Single Family         P         Primary
6642501164                 SZEWCZYK                   CA        94526          PD            PUD              P         Primary
6643634642                 ESPINO                     CA        94531          SF       Single Family         P         Primary
6643752410                 EDWARDS JR                 CA        94010          SF       Single Family         P         Primary
6644785732                 ENCARNACAO                 CA        94806          PD            PUD              P         Primary
6645676054                 VISINI                     CA        94402          PD            PUD              P         Primary
6645878437                 CULVER                     CA        92689          PD            PUD              P         Primary
6646088390                 CIEPLY                     CA        94960          SF       Single Family         P         Primary
6646181583                 COX                        VA        22039          PD            PUD              P         Primary
6646299161                 JORDAN                     CA        92009          PD            PUD              P         Primary
6646600616                 LEUNG                      CA        95136          CO        Condominimum         P         Primary
6648225115                 ROWLES                     WA        98116          SF       Single Family         P         Primary
6648257175                 LYNCH                      CA        94024          SF       Single Family         P         Primary
6649289805                 PURPURA                    CA        94025          SF       Single Family         P         Primary
6650532135                 AXELSON                    WA        98296          SF       Single Family         P         Primary
6650756767                 ST GEME                    CA        94111          CO        Condominimum         P         Primary
6651068931                 PICKER                     CA        94568          PD            PUD              I         Investor
6651210236                 AYZNER                     CA        94122          SF       Single Family         P         Primary
6651547942                 CORDOVA                    CA        91765          PD            PUD              P         Primary
6651676782                 MANELLI                    CA        95619          SF       Single Family         S        Secondary
6652285658                 KLEIN                      CA        90036          SF       Single Family         P         Primary
6652290807                 DOWDELL                    CA        90277          CO        Condominimum         S        Secondary
6653607629                 ZILONKA                    WA        98075          SF       Single Family         P         Primary
6653972338                 JORDAN                     CA        91403          SF       Single Family         P         Primary
6657130313                 SAN ROMAN                  CA        94587          SF       Single Family         P         Primary
6658484057                 BEGOVIC                    CA        94123          2F         Two Family          P         Primary
6659285503                 HALL JR                    SC        29582          2F         Two Family          S        Secondary
6659820689                 BRUCE                      CA        95050          SF       Single Family         P         Primary
6660060754                 PETERSON                   MD        20852          SF       Single Family         P         Primary
6661295532                 WEAVER                     CA        95132          SF       Single Family         P         Primary
6662529368                 RYU                        IL        62535          SF       Single Family         P         Primary
6662779948                 EVANS                      CO        81623          PD            PUD              P         Primary
6664712087                 TUMA                       CA        94568          PD            PUD              P         Primary
6665339872                 DUARTE                     CA        95122          SF       Single Family         P         Primary
6665844301                 KOCH                       CA        95452          SF       Single Family         P         Primary
6667808940                 STEAD                      CA        95746          SF       Single Family         P         Primary
6667966789                 GREENHOLZ                  CA        96145          SF       Single Family         P         Primary
6668115444                 UNTRECHT                   CA        95120          SF       Single Family         P         Primary
6668289546                 GLOVER                     ID        83340          CO        Condominimum         S        Secondary
6668732859                 ESTIPULAR                  CA        94062          SF       Single Family         P         Primary
6669055102                 WILSON                     GA        30004          PD            PUD              P         Primary
6669145663                 THOMAS                     CA        90277          CO        Condominimum         P         Primary
6669434232                 MURPHY                     CO        80301          SF       Single Family         P         Primary
6669650050                 BRUNKOW                    WA        98230          SF       Single Family         P         Primary
6670095261                 PHILLIPS                   CA        94109          CO        Condominimum         P         Primary
6670161352                 CARTER                     CA        92037          CO        Condominimum         P         Primary
6670391199                 PARRY                      CA        94402          SF       Single Family         P         Primary
6671033063                 GROSSMAN                   CA        94949          PA            PUD              P         Primary
6671802962                 JOHNSON                    CA        92008          SF       Single Family         P         Primary
6672636880                 REED                       GA        30097          PD            PUD              P         Primary
6674522542                 HALL                       CO        80477          SF       Single Family         S        Secondary
6674629164                 AKHTARZAD                  CA        90049          SF       Single Family         P         Primary
6674714354                 SHAO                       CA        95124          SF       Single Family         P         Primary
6676493700                 RIKHI                      WA        98056          SF       Single Family         P         Primary
6676547166                 THATHACHARY                CA        95129          SF       Single Family         P         Primary
6677275619                 COULSON                    MD        20878          PD            PUD              P         Primary
6677438944                 MCCLELLAND                 CA        94402          SF       Single Family         P         Primary
6677719392                 SALICE                     CA        90402          CH      High-Rise Condo        P         Primary
6677986553                 JACOBS                     CA        93105          SF       Single Family         P         Primary
6678032977                 EMOND                      CA        95101          SF       Single Family         P         Primary
6678834208                 QUINN                      CA        95125          SF       Single Family         S        Secondary
6679013471                 KENDALL JR                 CA        92028          SF       Single Family         P         Primary
6679739943                 DAVIDSON                   MO        63131          SF       Single Family         P         Primary
6680097455                 BORG                       CA        94025          SF       Single Family         P         Primary
6680763924                 ING                        CA        94577          SF       Single Family         P         Primary
6681297393                 MARTINEZ-GUITRO            CA        92118          PD            PUD              P         Primary
6681566250                 CRAWFORD                   CA        90291          SF       Single Family         P         Primary
6681930506                 KETHANA                    CA        94587          SF       Single Family         P         Primary
6682563967                 THOMSON                    HI        96740          CO        Condominimum         S        Secondary
6682753923                 BEITEL                     CA        94024          SF       Single Family         P         Primary
6683213489                 GALINDEZ                   CA        95035          SF       Single Family         P         Primary
6683502030                 PAGE                       CA        92705          SF       Single Family         P         Primary
6683556614                 KULLBERG                   CA        94401          SF       Single Family         P         Primary
6684510271                 DERENZI                    CA        94066          SF       Single Family         P         Primary
6684521203                 THORESON                   WA        98199          SF       Single Family         P         Primary
6684622779                 UEBERROTH                  CA        92352          SF       Single Family         S        Secondary
6685334721                 JOHNSON                    CA        95037          SF       Single Family         P         Primary
6685700426                 LEJMI                      CA        95035          SF       Single Family         P         Primary
6686056141                 GILROY                     SC        29928          SF       Single Family         S        Secondary
6687684909                 HALL                       TX        77573          PD            PUD              P         Primary
6688090064                 GURNEY                     TN        37763          SF       Single Family         P         Primary
6688223178                 THOMAS                     CA        92210          PA            PUD              S        Secondary
6688331807                 POHLE                      SC        29464          PD            PUD              P         Primary
6689323506                 LIPP                       CA        94063          CO        Condominimum         P         Primary
6689821566                 ELLIOT                     CA        90254          SF       Single Family         I         Investor
6690168858                 ROEMER                     CA        92103          SF       Single Family         P         Primary
6690471435                 PALMIERI                   FL        34145          CH      High-Rise Condo        S        Secondary
6690479297                 PALEY                      CA        90254          2F         Two Family          P         Primary
6691980145                 POGORZELSKI                CA        93012          SF       Single Family         P         Primary
6692329268                 GLAVE                      CA        94107          CO        Condominimum         P         Primary
6693179415                 ARNOLD                     CO        80129          PD            PUD              P         Primary
6693368497                 CHO                        CA        94587          SF       Single Family         P         Primary
6693413814                 THOMAS                     FL        34996          SF       Single Family         P         Primary
6694491405                 SPEER                      CA        95060          SF       Single Family         P         Primary
6694492296                 REISENBERG                 DC        20016          SF       Single Family         P         Primary
6696450748                 FORBATH                    CA        92663          2F         Two Family          P         Primary
6696534723                 PATTERSON                  CA        94559          SF       Single Family         P         Primary
6697478862                 SCHEIRMAN                  AZ        85262          PD            PUD              P         Primary
6698198741                 BOUNDS                     NC        28203          SF       Single Family         P         Primary
6699205883                 PLIMPTON                   WA        98033          CO        Condominimum         P         Primary
6699573827                 ISON                       NV        89451          SF       Single Family         P         Primary
6699605454                 HENDERSON JR               CA        92706          SF       Single Family         P         Primary
6699634157                 ROUMELL                    MD        20815          SF       Single Family         P         Primary
6699680929                 GOREN                      CA        91607          SF       Single Family         P         Primary
6700346924                 MYLVAGANAN                 CA        95132          SF       Single Family         P         Primary
6700715730                 SAKSENA                    CA        95135          SF       Single Family         P         Primary
6701105683                 FELDMAN                    DC        20010          SF       Single Family         P         Primary
6701371632                 SMITH                      CA        92009          PD            PUD              P         Primary
6702804631                 LEWIS                      CA        95032          SF       Single Family         P         Primary
6703079746                 HONG                       CA        95132          SF       Single Family         P         Primary
6703115219                 DIFFENDAL                  CA        92653          PD            PUD              P         Primary
6703398286                 MONROE                     CA        90272          SF       Single Family         P         Primary
6703870144                 FONG                       CA        94070          SF       Single Family         P         Primary
6703903135                 LARE JR                    MD        21153          SF       Single Family         P         Primary
6703908589                 GRAYSON                    CA        90043          SF       Single Family         P         Primary
6705015144                 OROZCO                     CA        95112          CO        Condominimum         P         Primary
6705247796                 GRAY                       CA        92677          PD            PUD              P         Primary
6705585336                 HOLT                       CA        92692          PD            PUD              P         Primary
6705699129                 STEFFY JR                  CA        92808          PD            PUD              P         Primary
6705994561                 RAMALEY                    WA        98292          SF       Single Family         S        Secondary
6707757966                 ELLIS                      FL        33156          SF       Single Family         P         Primary
6707964034                 HAVIAN                     CA        96141          SF       Single Family         S        Secondary
6707978653                 VELIKOV                    CA        94070          SF       Single Family         P         Primary
6709621442                 SHAH                       CA        95148          SF       Single Family         P         Primary
6709840968                 BEHERA                     CA        95014          PD            PUD              P         Primary
6710171668                 VAN CRUYNINGEN             CA        94010          SF       Single Family         P         Primary
6710346567                 ENTREKIN                   CA        94611          SF       Single Family         P         Primary
6710468254                 PATEL                      CA        95124          SF       Single Family         P         Primary
6711085792                 JEPSEN                     MD        20815          SF       Single Family         P         Primary
6712012381                 SHAFFER                    IL        60194          PA            PUD              P         Primary
6712220810                 THOMAS                     CO        80015          PD            PUD              P         Primary
6712226296                 PEEBLES                    GA        30004          PD            PUD              P         Primary
6712726998                 MEUWISSEN                  MD        20815          SF       Single Family         P         Primary
6713086848                 CRUM                       CA        94103          CO        Condominimum         P         Primary
6713358247                 KUEHN                      NC        27615          PD            PUD              P         Primary
6713640644                 DILL                       WA        98039          SF       Single Family         P         Primary
6714133656                 BREWSTER JR                IL        60614          CO        Condominimum         P         Primary
6714287320                 DAVID                      CA        94122          SF       Single Family         P         Primary
6715369432                 SPOSETO                    CA        94923          PD            PUD              S        Secondary
6715649759                 BRENNER                    VA        24014          SF       Single Family         P         Primary
6715796857                 WEINSTEIN                  VA        23322          SF       Single Family         P         Primary
6716019556                 PUCCIO                     CA        90277          SF       Single Family         P         Primary
6717102369                 ROBLIN                     CA        94025          SF       Single Family         P         Primary
6717756867                 GALLAGHER                  CA        94044          SF       Single Family         P         Primary
6718122853                 WARNER                     CA        96103          PD            PUD              P         Primary
6718197335                 HICKEY                     CA        92109          CO        Condominimum         P         Primary
6718387472                 BERNIKLAU                  CA        94952          SF       Single Family         P         Primary
6718391789                 CECCI                      CA        93065          PD            PUD              P         Primary
6719095421                 GABEL                      MO        63105          CO        Condominimum         P         Primary
6720410312                  LOPEZ                     CA        95128          SF       Single Family         P         Primary
6720424248                 MEHTA                      CA        92631          SF       Single Family         P         Primary
6720921987                 WIESLEY                    TX        75220          SF       Single Family         P         Primary
6720987301                 WALSH                      CA        92677          PD            PUD              P         Primary
6721287578                 SCHIFFER                   NJ        07871          SF       Single Family         P         Primary
6721327002                 ABEDIAN                    CA        92009          CO        Condominimum         P         Primary
6721790738                 CORHEN III                 GA        30068          SF       Single Family         P         Primary
6721932108                 BURCH                      CA        91350          SF       Single Family         P         Primary
6723609944                 TITUS                      CA        91401          SF       Single Family         P         Primary
6723929151                 REID                       CA        94550          SF       Single Family         P         Primary
6723945488                 SETHI                      CA        94539          SF       Single Family         P         Primary
6724408783                 BOORAS                     CA        96145          SF       Single Family         P         Primary
6725125675                 SATANOVSKIY                CA        95120          PA            PUD              P         Primary
6726307918                 MURPHY                     CA        94110          2F         Two Family          P         Primary
6726528802                 MATHUR                     CA        94509          SF       Single Family         P         Primary
6726705681                 DEMERIN                    CA        94533          PD            PUD              P         Primary
6726897322                 CLEMENCE                   SC        29401          2F         Two Family          P         Primary
6727189505                 LINEHAN                    CA        95134          CO        Condominimum         P         Primary
6727234673                 SCHIEL                     CA        90278          CO        Condominimum         P         Primary
6727254283                 DRINKWATER                 TX        75205          SF       Single Family         P         Primary
6728339745                 SEDLACEK JR                CA        95445          SF       Single Family         S        Secondary
6728457042                 GRAVILLE                   CA        94404          PD            PUD              P         Primary
6728724169                 ZABELIN                    CA        95008          SF       Single Family         P         Primary
6728864908                 WALTHER                    GA        30319          SF       Single Family         P         Primary
6728931046                 JONES                      CA        92831          SF       Single Family         P         Primary
6729389350                 DOKUPIL                    TX        77019          SF       Single Family         P         Primary
6729665676                 DEGORICIJA                 CA        95123          SF       Single Family         P         Primary
6729667284                 BRYMAN                     CA        92651          SF       Single Family         P         Primary
6729900537                 ROSTON                     CA        92660          CO        Condominimum         P         Primary
6730578637                 KELLY                      CA        94583          PD            PUD              P         Primary
6730666986                 LI                         CA        94010          SF       Single Family         P         Primary
6730846976                 SUN                        CA        94539          SF       Single Family         P         Primary
6730876684                 GIFFIN                     CA        90068          SF       Single Family         P         Primary
6731362981                 BERITZHOFF                 CA        94960          SF       Single Family         P         Primary
6731530728                 EVERETT                    SC        29205          SF       Single Family         P         Primary
6732085250                 POLCARI                    VA        22015          PD            PUD              P         Primary
6732103350                 HERRICK                    CA        94501          SF       Single Family         P         Primary
6732291080                 WERTZBERGER                CA        92602          PD            PUD              P         Primary
6732711897                 SKLAR                      CA        90266          SF       Single Family         P         Primary
6732930836                 MAURY                      CO        80230          PD            PUD              P         Primary
6733137977                 HOFFMAN                    CA        95070          PD            PUD              P         Primary
6733684085                 JENSEN                     CO        80127          SF       Single Family         P         Primary
6733736356                 SARAO                      CA        94585          PD            PUD              P         Primary
6733981218                 BERKLEY                    NV        89144          PD            PUD              P         Primary
6734204909                 ALDRIDGE                   CA        94544          PD            PUD              P         Primary
6735448802                 HU                         CA        95014          SF       Single Family         P         Primary
6735550581                 MORTON                     AZ        85016          PD            PUD              P         Primary
6735675412                 DEAGON                     CA        91001          SF       Single Family         P         Primary
6736347136                 FELDMAN                    IL        60201          SF       Single Family         P         Primary
6736992709                 GERHART                    CA        92122          SF       Single Family         P         Primary
6739743125                 GAER                       CA        94115          SF       Single Family         P         Primary
6739753538                 BURTON                     CA        93908          SF       Single Family         P         Primary
6740189631                 FREEMAN                    CA        95123          SF       Single Family         P         Primary
6741238171                 LUNA                       CA        95119          SF       Single Family         P         Primary
6741669409                 IMAM                       CA        95014          CO        Condominimum         P         Primary
6741689506                 TRUITT                     MO        65052          PD            PUD              S        Secondary
6742187732                 HEWITT                     CA        90277          CO        Condominimum         P         Primary
6742619544                 HAMEED                     CA        94708          SF       Single Family         P         Primary
6742772798                 CLARKE                     SC        29451          PD            PUD              P         Primary
6742813857                 BATES                      NC        28277          PD            PUD              P         Primary
6743037613                 SELVITELLA                 CA        94954          SF       Single Family         P         Primary
6743288828                 LIN                        CA        94588          PD            PUD              P         Primary
6743408582                 DODINI                     CA        94131          2F         Two Family          P         Primary
6743990159                 BARGIACCHI                 CA        94526          SF       Single Family         P         Primary
6744168516                 HAVERLY                    CA        90278          SF       Single Family         P         Primary
6745437977                 YIP                        CA        94116          SF       Single Family         P         Primary
6745517927                 ORLIK                      CA        94549          SF       Single Family         P         Primary
6745546074                 SRINIVASAN                 MD        21029          PD            PUD              P         Primary
6746156642                 WATERS                     CA        94545          SF       Single Family         P         Primary
6747070073                 ABREU                      CA        95032          SF       Single Family         P         Primary
6747285176                 THOMAS                     OR        97212          SF       Single Family         S        Secondary
6747574371                 SABESAN                    CA        94587          PD            PUD              P         Primary
6748641971                 LIGUORI                    CA        91362          SF       Single Family         P         Primary
6749138639                 HUSSAIN                    CA        92808          PD            PUD              P         Primary
6749587538                 WALI                       CA        94506          SF       Single Family         P         Primary
6750533868                 JORDAN                     MA        02649          SF       Single Family         S        Secondary
6750731959                 BUNDY                      CA        95135          SF       Single Family         P         Primary
6750820083                 GREWAL                     CA        94555          SF       Single Family         P         Primary
6751103851                 EVANS                      CA        93923          SF       Single Family         P         Primary
6752154762                 BEAUCHAMP                  CA        92651          SF       Single Family         P         Primary
6752880036                 PARRISH                    CA        94611          SF       Single Family         P         Primary
6753049466                 KUSUNOKI                   CA        95135          PD            PUD              P         Primary
6755538235                 DURKET                     CA        95762          PD            PUD              P         Primary
6755938799                 BENTHAM                    CO        81620          CO        Condominimum         S        Secondary
6756891492                 DELOZIER                   GA        31522          SF       Single Family         P         Primary
6757315582                 BREWER                     CA        95136          SF       Single Family         P         Primary
6757428542                 ROGERS                     VA        23229          SF       Single Family         P         Primary
6757626004                 KENNESON                   NC        27927          SF       Single Family         S        Secondary
6757647398                 LADLE                      CA        94568          CO        Condominimum         P         Primary
6759052712                 NOEI                       CA        95127          SF       Single Family         P         Primary
6760996493                 FLOYD                      CA        90277          CO        Condominimum         P         Primary
6761053765                 RUIZ-GESSA                 CA        95046          SF       Single Family         P         Primary
6761264024                 TAGHANI                    CA        95123          SF       Single Family         P         Primary
6761489217                 GLYNN                      CA        94133          CH      High-Rise Condo        S        Secondary
6762286059                 FRANKLIN                   CA        90274          SF       Single Family         P         Primary
6763033393                 BRUNS                      MD        21108          SF       Single Family         P         Primary
6763905996                 CHATTERJEE                 CA        94087          PD            PUD              P         Primary
6764312176                 CASTRO                     CA        95120          PA            PUD              P         Primary
6765197147                 HYMAN JR                   VA        23454          SF       Single Family         P         Primary
6765264277                 HOFFNER                    CA        95118          SF       Single Family         P         Primary
6765266611                 ANDONIAN                   CA        92067          PD            PUD              P         Primary
6766562711                 MCCREARY                   CA        94560          SF       Single Family         P         Primary
6767180943                 KASSIANTCHOUK              CA        94544          SF       Single Family         P         Primary
6768681717                 JOHNSON                    OR        97219          SF       Single Family         P         Primary
6770184577                 PATEL                      CA        95138          SF       Single Family         P         Primary
6770603543                 LEON                       CA        94555          SF       Single Family         I         Investor
6770902960                 GALL                       CA        92253          PD            PUD              S        Secondary
6771739940                 DE WOLFE                   VA        20165          PD            PUD              P         Primary
6771766141                 SHARMA                     CA        95035          PD            PUD              P         Primary
6771815351                 YAMADA                     CA        94566          SF       Single Family         P         Primary
6772170806                 GREEN                      CA        95112          SF       Single Family         P         Primary
6772471642                 VASWANI                    CA        95007          SF       Single Family         S        Secondary
6774301615                 LO                         CA        94070          SF       Single Family         P         Primary
6774848425                 TORRES                     TX        78735          SF       Single Family         P         Primary
6774903345                 SHIM                       CA        92620          PD            PUD              P         Primary
6775998369                 BALOUSEK                   WA        98122          SF       Single Family         P         Primary
6776473560                 MATHESON                   ID        83449          SF       Single Family         S        Secondary
6776839109                 FISHER                     CA        94018          SF       Single Family         P         Primary
6777200020                 SHRESTHA                   CA        94558          SF       Single Family         P         Primary
6778382074                 GOVEIA                     CA        92656          PD            PUD              P         Primary
6778559952                 DAVIDSON                   CA        91367          SF       Single Family         P         Primary
6778645512                 SWANSON                    WA        98116          SF       Single Family         P         Primary
6780554421                 HANSEN                     CA        94065          PD            PUD              P         Primary
6782244351                 CHANDRA                    CA        94550          SF       Single Family         P         Primary
6782881095                 JOHNSON                    VA        22901          SF       Single Family         P         Primary
6783054759                 DAY                        CA        94112          PD            PUD              P         Primary
6783153791                 STREETMAN                  CA        94404          SF       Single Family         P         Primary
6784202449                 FANELLI                    CA        95118          SF       Single Family         P         Primary
6784414556                 OLESON                     CA        96150          PD            PUD              P         Primary
6784652502                 DAYMUDE                    MD        20895          SF       Single Family         P         Primary
6786809258                 CHINNAKANNAN               CA        95135          SF       Single Family         P         Primary
6787280095                 MENTAS                     CA        92651          SF       Single Family         P         Primary
6788825724                 MITCHELL                   CA        94580          PD            PUD              P         Primary
6789328843                 KALAKATA                   CA        94568          PD            PUD              P         Primary
6789665806                 GOEDICKE                   CA        94002          SF       Single Family         P         Primary
6790408360                 MCQUADE                    CA        94109          CO        Condominimum         P         Primary
6791861757                 MUSHTAQ                    VA        22205          SF       Single Family         P         Primary
6792872852                 CHAND                      CA        94545          SF       Single Family         P         Primary
6793236248                 DAVIS                      CA        90290          SF       Single Family         P         Primary
6793262293                 ZUKOR                      CA        94954          PD            PUD              P         Primary
6794192424                 BARHYDT                    CA        94303          CO        Condominimum         P         Primary
6794306941                 SIMON                      CA        94133          CO        Condominimum         P         Primary
6794481538                 KURTZ                      CA        92612          CO        Condominimum         P         Primary
6794529500                 DAWSON                     WA        98074          SF       Single Family         P         Primary
6796256953                 VU                         CA        95138          PD            PUD              P         Primary
6798983000                 MORI                       CA        95120          SF       Single Family         P         Primary
6799205908                 PALAGUMMI                  CA        94539          PD            PUD              P         Primary
6799660201                 UNZE                       CA        94960          SF       Single Family         P         Primary
6800354315                 ADUSUMALLI                 CA        95125          SF       Single Family         P         Primary
6800963503                 CURTIS                     CA        95030          CO        Condominimum         P         Primary
6801007920                 GREENHAW                   CA        95492          SF       Single Family         P         Primary
6801023307                 JACOBS                     MD        21111          SF       Single Family         P         Primary
6801148567                 CHAUDHRY                   CA        94568          PD            PUD              P         Primary
6801196640                 ELSNER                     CA        94920          SF       Single Family         P         Primary
6803782090                 MISHOW                     CA        92660          PD            PUD              P         Primary
6805120158                 HUANG                      CA        95148          SF       Single Family         P         Primary
6805523591                 BERTHIAUME                 CA        95006          SF       Single Family         P         Primary
6805535462                 CROWDER                    CA        92025          PD            PUD              P         Primary
6806410632                 DITTRICH                   FL        34996          CO        Condominimum         P         Primary
6808795048                 GREEN                      CA        90049          SF       Single Family         P         Primary
6808939554                 SCOTT                      CA        94517          SF       Single Family         P         Primary
6809353540                 DICKMAN                    CA        95835          PD            PUD              P         Primary
6809540922                 SIMES                      CA        93110          SF       Single Family         P         Primary
6809945980                 MENDES                     CA        94705          SF       Single Family         P         Primary
6810193372                 REPETTO                    CA        94044          SF       Single Family         P         Primary
6810848256                 SCOGGINS                   TX        77082          PA            PUD              P         Primary
6811399127                 GARLOCK                    NC        28173          PD            PUD              P         Primary
6811553913                 KUSSMAN                    KS        66220          PD            PUD              P         Primary
6811765525                 QUINNEY                    CA        94404          SF       Single Family         P         Primary
6811938080                 AMINI                      CA        92807          PD            PUD              P         Primary
6812381009                 BRIONES                    CA        94588          SF       Single Family         P         Primary
6812549944                 HASHEMI                    CA        91301          PD            PUD              P         Primary
6812819255                 BARTON                     CA        94402          CH      High-Rise Condo        P         Primary
6813833560                 BECK                       CA        90266          2F         Two Family          P         Primary
6813864730                 CHAI                       CA        91108          SF       Single Family         P         Primary
6814636558                 HOFFA                      CA        92019          SF       Single Family         P         Primary
6814807837                 GRIGOLLA                   CA        91739          SF       Single Family         P         Primary
6815000994                 RUSSELL                    MD        20814          SF       Single Family         P         Primary
6815606162                 KIM                        CA        95320          SF       Single Family         P         Primary
6815857195                 DALENBERG                  AL        36117          PD            PUD              P         Primary
6815966665                 FANDOS                     VA        22302          SF       Single Family         P         Primary
6816344003                 MUDUMBI                    TN        37027          SF       Single Family         P         Primary
6817389817                 YOUNGERMAN                 CA        95037          PD            PUD              P         Primary
6817496885                 ZAYCHIK                    CA        94901          PD            PUD              P         Primary
6818310333                 SHANNON III                SC        29464          PD            PUD              P         Primary
6818791623                 WITTY                      MO        63130          SF       Single Family         P         Primary
6819227247                 LORENZ                     CA        95125          CO        Condominimum         P         Primary
6819316339                 COUCH                      CA        94025          SF       Single Family         P         Primary
6819918902                 CORLEY                     CA        95630          SF       Single Family         P         Primary
6820394085                 FRIEDL                     AZ        85262          PD            PUD              P         Primary
6820474671                 TOMASKA                    CA        92075          PD            PUD              P         Primary
6820818109                 VUYLSTEKE                  CA        92663          SF       Single Family         P         Primary
6821553119                 THAKUR                     CA        95123          PD            PUD              P         Primary
6821677116                 RUKMAN                     CA        95037          SF       Single Family         P         Primary
6822190978                 BAUMGARDNER                CA        94583          SF       Single Family         P         Primary
6822727977                 DOLLAR                     CA        94107          CO        Condominimum         P         Primary
6823595779                 SYFERT                     NC        28203          SF       Single Family         P         Primary
6823805111                 SHARMA                     CA        95070          SF       Single Family         P         Primary
6824035668                 AGINS                      CA        92067          PD            PUD              P         Primary
6824200502                 CONTE                      CA        94566          SF       Single Family         P         Primary
6824802786                 BHATTACHARJEE              CA        94043          PA            PUD              P         Primary
6825130989                 MAMO                       FL        32952          SF       Single Family         P         Primary
6825458935                 MACALALAD                  CA        94080          SF       Single Family         P         Primary
6825653048                 ROHOLT                     CA        93908          SF       Single Family         P         Primary
6825782839                 MILLER                     CA        92679          PD            PUD              P         Primary
6826156231                 CARR                       WA        98146          SF       Single Family         P         Primary
6826270180                 GAINES                     CA        94404          PA            PUD              P         Primary
6826727007                 FELICIANO                  CA        91423          SF       Single Family         P         Primary
6827104883                 SHROADS                    CO        80218          SF       Single Family         P         Primary
6828541125                 MCCAMANT                   CA        92651          SF       Single Family         P         Primary
6828628872                 PATACCOLI                  CA        90266          SF       Single Family         P         Primary
6828948403                 MASON III                  SC        29205          SF       Single Family         P         Primary
6829087656                 HAGEN                      CA        94002          SF       Single Family         P         Primary
6829248209                 DUNLAP                     CA        90254          CO        Condominimum         P         Primary
6829250494                 TRYHANE                    CA        95762          SF       Single Family         P         Primary
6829753414                 CHEE                       CA        90291          PD            PUD              P         Primary
6830819469                 VAIDYANATHAN               CA        94022          SF       Single Family         P         Primary
6831322976                 HITCHCOCK                  CA        95070          SF       Single Family         P         Primary
6831721169                 YOUNG                      CA        92677          PD            PUD              P         Primary
6831983520                 HOEKSTRA                   CA        95037          SF       Single Family         P         Primary
6832344565                 DEGORICIJA                 CA        95138          SF       Single Family         P         Primary
6832565003                 BONNEFIL                   VA        22039          PD            PUD              P         Primary
6833379032                 BOSELLI                    CA        94087          SF       Single Family         P         Primary
6833404954                 HAFNER                     CA        94022          SF       Single Family         P         Primary
6834075761                 MORRELL JR                 CA        92620          PD            PUD              P         Primary
6834193127                 PANORINGAN                 CA        94080          SF       Single Family         P         Primary
6834675065                 GRINBERG                   CA        94118          SF       Single Family         P         Primary
6834911320                 HOWARD                     GA        30022          PD            PUD              P         Primary
6834960293                 TONG                       CA        95135          SF       Single Family         P         Primary
6836001484                 ZHU                        CA        95035          CO        Condominimum         P         Primary
6836335064                 BAMBER                     CA        92887          SF       Single Family         P         Primary
6838918586                 CHANG                      CA        94062          SF       Single Family         P         Primary
6838955364                 WYMAN                      CA        94038          SF       Single Family         P         Primary
6839068134                 KOSHABA                    CA        94019          SF       Single Family         P         Primary
6839160493                 DYE                        AZ        85296          PD            PUD              P         Primary
6839572093                 FERREE                     CA        92660          PD            PUD              P         Primary
6840375627                 KERENDIAN                  CA        90210          SF       Single Family         P         Primary
6840701764                 TWYMAN                     CA        90742          CO        Condominimum         P         Primary
6840786435                 SANDFORD                   CA        94588          PD            PUD              P         Primary
6842661537                 NORRIS                     NC        27511          PD            PUD              P         Primary
6842749621                 HA                         CA        94583          PA            PUD              P         Primary
6842978261                 CHANG                      CA        94025          SF       Single Family         P         Primary
6843007649                 KELLY                      CA        90004          2F         Two Family          P         Primary
6843159903                 HOUTARY                    CA        95476          PD            PUD              P         Primary
6843400398                 ROSENTHAL                  VA        22207          SF       Single Family         P         Primary
6843771103                 SKINNER                    CA        91377          SF       Single Family         P         Primary
6844151339                 JAMES                      CA        91011          SF       Single Family         P         Primary
6844252780                 THIEDE                     CA        92625          PD            PUD              P         Primary
6844394087                 ARCELLANA                  CA        92883          CO        Condominimum         P         Primary
6844474368                 JONES                      CA        94070          SF       Single Family         P         Primary
6844481744                 LEE                        CA        90043          SF       Single Family         P         Primary
6845561551                 CLEMENTS                   CA        92861          SF       Single Family         P         Primary
6845572293                 TEKIYEH                    CA        94024          SF       Single Family         P         Primary
6846627708                 THAYER                     FL        33176          SF       Single Family         P         Primary
6846709563                 AGARWAL                    CA        94404          PD            PUD              P         Primary
6846784616                 FLOHR                      CA        95403          SF       Single Family         P         Primary
6846820584                 SCHROEDER                  CA        94903          PA            PUD              P         Primary
6847091474                 WIGGLETON                  VA        23320          SF       Single Family         P         Primary
6847240881                 GLADDING                   FL        33062          SF       Single Family         P         Primary
6848204548                 BRAGA                      CA        95050          2F         Two Family          P         Primary
6848419880                 PORTER                     MD        20878          PD            PUD              P         Primary
6848527922                 ALJUBURI                   VA        22310          SF       Single Family         P         Primary
6848597412                 HILDEBRANDT                CA        92131          SF       Single Family         P         Primary
6848867724                 MANSHIP                    CA        93908          SF       Single Family         P         Primary
6849069999                 STRAIN                     CA        94065          CO        Condominimum         P         Primary
6850175008                 BHATIA                     CA        94555          PA            PUD              P         Primary
6850431120                 SCHARFF                    CA        94602          SF       Single Family         P         Primary
6851530599                 JONES                      CA        94018          SF       Single Family         P         Primary
6851924057                 FOX IV                     CA        91320          PD            PUD              P         Primary
6852315933                 KAYLOR                     WA        98199          SF       Single Family         P         Primary
6852488227                 BARBANTE                   CA        94044          SF       Single Family         P         Primary
6852610507                 PITCHFORD                  CA        92646          SF       Single Family         P         Primary
6852960894                 MEDENDORP                  CA        93117          PD            PUD              P         Primary
6853184395                 KRUEGER                    CA        95037          SF       Single Family         P         Primary
6853714860                 MASTON                     NV        89410          SF       Single Family         P         Primary
6853910062                 NACKLEY II                 TX        76034          PD            PUD              P         Primary
6854711923                 MEYERHOEFFER               FL        34102          SF       Single Family         P         Primary
6854927099                 MALDEN                     AZ        85739          PD            PUD              P         Primary
6854967178                 STIEGEL                    IL        60093          SF       Single Family         P         Primary
6855283070                 SKEOCH                     CA        95762          SF       Single Family         P         Primary
6855768823                 LIERMAN                    IL        60657          CO        Condominimum         P         Primary
6856861031                 MULLARKEY                  CA        94402          SF       Single Family         P         Primary
6857594763                 VINCENT                    CA        92677          PD            PUD              P         Primary
6858074948                 WRIGHT                     CA        94619          PD            PUD              P         Primary
6858079772                 KASSABIAN                  CA        90402          SF       Single Family         P         Primary
6858110254                 SANDA                      CA        94065          CO        Condominimum         P         Primary
6858928879                 JAMES                      CA        92130          PD            PUD              P         Primary
6858989798                 GARCIA                     CA        95122          SF       Single Family         P         Primary
6859026327                 KONDRATIEFF                CA        94087          SF       Single Family         P         Primary
6859051440                 GILLANI                    CA        95123          SF       Single Family         P         Primary
6859161116                 BOSE                       MD        21093          SF       Single Family         P         Primary
6859407154                 SORENSEN                   VA        20147          SF       Single Family         P         Primary
6860111365                 JANBAZ                     CA        94583          PD            PUD              P         Primary
6860205217                 CHATTERJI                  CA        94024          SF       Single Family         P         Primary
6860670121                 DELUCA                     GA        30022          PD            PUD              P         Primary
6860933370                 WATKINS                    CA        94517          SF       Single Family         P         Primary
6861164843                 MCALLISTER                 CA        92121          PD            PUD              P         Primary
6861278072                 FLETCHER                   CA        94550          PD            PUD              P         Primary
6862333231                 COUGHLAN                   CA        94306          SF       Single Family         P         Primary
6862389233                 KEALA                      CA        94502          PD            PUD              P         Primary
6863089451                 ROTHSTEIN                  DC        20002          SF       Single Family         P         Primary
6863798572                 CAMMARATA                  CA        94065          PD            PUD              P         Primary
6864845133                 JEQUINTO                   CA        94014          SF       Single Family         P         Primary
6865192022                 SARKISIAN                  CA        95030          SF       Single Family         P         Primary
6865555988                 CRITTENDEN IV              MD        20744          SF       Single Family         P         Primary
6866967067                 MCKEE                      CA        95076          SF       Single Family         P         Primary
6867192947                 REDMOND                    CA        94566          PD            PUD              P         Primary
6867760438                 JAVIER JR                  CA        94066          SF       Single Family         P         Primary
6867994508                 KUSHNER                    CA        94085          CO        Condominimum         P         Primary
6868064020                 BRANDT                     CA        95135          SF       Single Family         P         Primary
6868495075                 SAXENA                     CA        94560          PD            PUD              P         Primary
6869355476                 TSAI                       CA        94558          SF       Single Family         P         Primary
6870122675                 TURNER III                 MD        21704          SF       Single Family         P         Primary
6870128656                 MONTANARI                  SC        29572          SF       Single Family         P         Primary
6871078520                 CACAO                      CA        95035          2F         Two Family          I         Investor
6871456999                 SETTENS                    CA        92869          SF       Single Family         P         Primary
6871512171                 DENG                       CA        94507          SF       Single Family         P         Primary
6872175960                 KIERNAN                    GA        30327          SF       Single Family         P         Primary
6873614199                 FULLER                     VA        20147          PD            PUD              P         Primary
6874245159                 STAMNITZ                   CA        92037          SF       Single Family         P         Primary
6874337410                 MAXIM                      CA        94105          CO        Condominimum         P         Primary
6875307313                 DARDEN                     CA        92130          PD            PUD              P         Primary
6875578038                 HOOPER                     CA        92648          PA            PUD              P         Primary
6875913771                 GANTZ                      FL        34231          CO        Condominimum         P         Primary
6876318657                 CHOW                       CA        95134          CO        Condominimum         P         Primary
6876319986                 SHAKLEY                    CA        93405          SF       Single Family         P         Primary
6876792521                 KNIGHTON                   OR        97045          SF       Single Family         P         Primary
6877160488                 ALDINE                     CA        95688          SF       Single Family         P         Primary
6877736303                 MISNER                     CA        94402          SF       Single Family         P         Primary
6878257549                 WALLACE                    CA        94506          PD            PUD              P         Primary
6878465985                 MC COY JR                  CA        92037          SF       Single Family         P         Primary
6878840849                 JEDYNAK                    MD        21754          SF       Single Family         P         Primary
6879212287                 RAMANI                     CA        90049          SF       Single Family         P         Primary
6879682794                 HAYES                      MD        21663          PD            PUD              S        Secondary
6880088262                 SPADONE                    CA        91364          SF       Single Family         P         Primary
6880713158                 GLOCK                      MD        21842          CO        Condominimum         S        Secondary
6880913105                 DHILLON                    CA        95148          SF       Single Family         S        Secondary
6881292335                 GABLE                      CA        91361          PD            PUD              P         Primary
6881908666                 DE KLEER                   CA        94024          SF       Single Family         P         Primary
6882069815                 LIU                        CA        94547          PD            PUD              P         Primary
6883139914                 VALENZA                    CA        90068          SF       Single Family         P         Primary
6883402767                 STECK                      CA        95125          SF       Single Family         P         Primary
6883930882                 RIVENBURGH III             WA        98072          SF       Single Family         P         Primary
6884070613                 POSO                       CA        95051          SF       Single Family         P         Primary
6884220804                 LANE                       KY        40059          SF       Single Family         P         Primary
6884309821                 MISCHEAUX                  CA        94611          SF       Single Family         P         Primary
6884621639                 MEE                        CA        95128          SF       Single Family         P         Primary
6885295375                 ALEXANDER JR               WA        98074          SF       Single Family         P         Primary
6885456274                 KING                       CA        92130          PD            PUD              P         Primary
6885823689                 RUBIO JR                   CA        95032          PD            PUD              P         Primary
6886555991                 GUPTA                      CA        94539          SF       Single Family         P         Primary
6886845905                 GIBSON                     SC        29492          PD            PUD              P         Primary
6887478557                 LIPP                       CA        91604          SF       Single Family         P         Primary
6887494257                 POLLEY                     FL        34134          PD            PUD              P         Primary
6887535125                 SABYE                      CA        94583          SF       Single Family         P         Primary
6887742614                 BREYER                     CA        94550          SF       Single Family         P         Primary
6888148266                 DOHERTY JR                 NC        27502          PD            PUD              P         Primary
6889517600                 STROOP III                 WA        98029          SF       Single Family         P         Primary
6890442574                 MORAN                      CA        92019          SF       Single Family         P         Primary
6891258318                 BROSE                      CA        95076          SF       Single Family         P         Primary
6892420511                 MISSERLIAN                 CA        94107          CH      High-Rise Condo        P         Primary
6892853737                 WIERDSMA                   CA        94583          PD            PUD              P         Primary
6893439148                 DRISCOLL                   CA        90027          SF       Single Family         P         Primary
6893924263                 COHEN                      CA        90025          SF       Single Family         P         Primary
6894243614                 POWELL                     CA        90038          SF       Single Family         P         Primary
6894733150                 METTER                     CA        95060          SF       Single Family         P         Primary
6894885067                 HUANG                      CA        94539          PD            PUD              P         Primary
6895625371                 BANACOS                    FL        34114          PD            PUD              P         Primary
6896004790                 BABU                       CA        95121          SF       Single Family         P         Primary
6896454599                 MARCHAND                   WA        98029          SF       Single Family         P         Primary
6897278195                 BEINE                      CA        95124          SF       Single Family         P         Primary
6897373285                 ANTONIETTI                 CA        90278          CO        Condominimum         P         Primary
6897798614                 KATCHIS                    CA        95819          SF       Single Family         P         Primary
6898490583                 GUPTA                      CA        95014          PA            PUD              P         Primary
6899619263                 BARNES                     CA        92069          SF       Single Family         P         Primary
6899667122                 OSTROFF                    CA        92673          PD            PUD              P         Primary
6900528107                 AIRD                       CA        92651          SF       Single Family         P         Primary
6901933397                 MONTANER                   CA        94015          SF       Single Family         P         Primary
6902010070                 VOGEL                      CA        90036          SF       Single Family         P         Primary
6902038527                 LUAN                       CA        95070          SF       Single Family         P         Primary
6902338836                 FAIRCHILD                  CA        90266          SF       Single Family         P         Primary
6902470761                 CLUBOK                     DC        20008          SF       Single Family         P         Primary
6904226617                 RETES                      FL        33131          CH      High-Rise Condo        P         Primary
6904413751                 BETTIOL                    MD        20817          SF       Single Family         P         Primary
6904947352                 MORRISON                   CA        92253          PD            PUD              P         Primary
6906240749                 ROBINSON                   CA        94513          SF       Single Family         I         Investor
6906536021                 LIN                        CA        95014          SF       Single Family         P         Primary
6907050055                 FORSCHNER                  CO        80220          SF       Single Family         P         Primary
6907707381                 FOLEY                      NV        89509          PD            PUD              P         Primary
6907724378                 HEFFELFINGER               CA        94965          PA            PUD              P         Primary
6908753764                 YOUNG                      CA        94611          SF       Single Family         P         Primary
6909075688                 JACKSON                    NV        89451          SF       Single Family         P         Primary
6909420736                 DEPASQUALE                 CA        92692          PD            PUD              P         Primary
6909539527                 KUMAR                      CA        94526          SF       Single Family         P         Primary
6909756477                 VELASCO                    CA        92835          PD            PUD              P         Primary
6909858893                 KELLY                      CA        94070          SF       Single Family         P         Primary
6910229233                 ROSENFIELD                 CA        94022          SF       Single Family         P         Primary
6910915518                 BHATTACHARYYA              CA        94587          CO        Condominimum         P         Primary
6911770797                 FAYYAD                     MD        20878          SF       Single Family         P         Primary
6911849435                 DELLANINI                  CA        94044          SF       Single Family         P         Primary
6913166184                 MOJARES-MOORE              CA        94127          PD            PUD              P         Primary
6914901241                 BIRDT                      CA        91316          SF       Single Family         P         Primary
6914911844                 MACDONALD                  CA        94301          CO        Condominimum         P         Primary
6914921827                 WALKER                     TX        78750          PD            PUD              P         Primary
6915758194                 KELSEY                     CA        90274          SF       Single Family         P         Primary
6916059360                 GRONVALL                   DC        20016          SF       Single Family         P         Primary
6916331108                 WILBURN                    OH        43110          SF       Single Family         P         Primary
6917934058                 CASEY                      CA        95120          PD            PUD              P         Primary
6918040863                 BERGER                     CA        90022          SF       Single Family         P         Primary
6918117182                 STANTON                    CA        90814          SF       Single Family         P         Primary
6918763571                 CHILDS                     CA        90278          CO        Condominimum         P         Primary
6919055704                 FROEHLICH                  CA        92130          PD            PUD              P         Primary
6919477536                 XU                         CA        94583          PA            PUD              P         Primary
6920169189                 KEEGAN                     CA        94107          2F         Two Family          I         Investor
6921961634                 FUSSELL                    CA        94043          SF       Single Family         P         Primary
6922430654                 HUMMELT                    OR        97035          SF       Single Family         P         Primary
6923483272                 SMITH                      CA        92037          SF       Single Family         P         Primary
6923539412                 HALL                       VA        24153          PD            PUD              P         Primary
6923868845                 JOSEPHSON                  VA        20176          PD            PUD              P         Primary
6925822899                 CARPENTER                  CA        94025          SF       Single Family         P         Primary
6925983162                 TAFOYA                     CA        94061          SF       Single Family         P         Primary
6926262459                 LAI                        CA        94401          CO        Condominimum         P         Primary
6926328680                 KASROVI                    CA        94611          SF       Single Family         P         Primary
6926565075                 HU                         CA        94133          SF       Single Family         P         Primary
6926783751                 ADAMS                      NC        27592          PD            PUD              P         Primary
6927147709                 GONZALES                   CA        94550          SF       Single Family         P         Primary
6927810215                 GUSE                       CA        94117          SF       Single Family         P         Primary
6928183125                 KLUG                       CA        94510          SF       Single Family         P         Primary
6928746905                 KUTUYEV                    CA        94015          SF       Single Family         P         Primary
6929424452                 HARRIS JR                  CA        94960          SF       Single Family         P         Primary
6929506498                 GARNETT                    CA        94025          SF       Single Family         P         Primary
6930157026                 BRIDGHAM                   SC        29451          PD            PUD              P         Primary
6930218257                 TOWBIN                     NV        89145          PD            PUD              P         Primary
6930654964                 KACYON                     CA        95304          SF       Single Family         P         Primary
6931022286                 HOLDEN                     CA        94040          SF       Single Family         P         Primary
6931257718                 FREILICH                   MO        64112          PD            PUD              P         Primary
6931993684                 SPARKS                     CA        95138          PD            PUD              P         Primary
6932474627                 MUTHANGI                   CA        94086          CO        Condominimum         P         Primary
6932839381                 CARISETTI                  CA        94558          SF       Single Family         P         Primary
6933385053                 PEARSON                    CA        95032          SF       Single Family         P         Primary
6933498799                 DRYMON                     CA        90068          SF       Single Family         P         Primary
6933728484                 LIANG                      CA        95135          SF       Single Family         P         Primary
6933814367                 KARAVANOV                  CA        92612          PD            PUD              P         Primary
6934310274                 KAWAMOTO                   CA        94404          SF       Single Family         P         Primary
6934932465                 MIKLOS                     CA        94574          PD            PUD              S        Secondary
6936239257                 KLEIN                      CA        92128          CO        Condominimum         P         Primary
6936841557                 LINDSELL                   CA        93923          SF       Single Family         S        Secondary
6936944625                 RUSHING                    MD        20905          PD            PUD              P         Primary
6937997234                 ZHANG                      CA        94404          PA            PUD              P         Primary
6938370365                 NIRMALA                    CA        95121          SF       Single Family         P         Primary
6940003830                 WESTBROOK                  GA        30030          SF       Single Family         P         Primary
6940609198                 MONTALBETTI                FL        33158          SF       Single Family         P         Primary
6940745158                 CROSS                      CA        92629          PD            PUD              P         Primary
6940929240                 HEED                       WA        98034          SF       Single Family         P         Primary
6942910313                 WARBURTON                  CA        94062          SF       Single Family         P         Primary
6943233715                 ANDREWS                    NC        28571          SF       Single Family         S        Secondary
6943263910                 JENKINS                    NC        27613          PD            PUD              P         Primary
6943286804                 EDGISON                    CA        94117          2F         Two Family          P         Primary
6943321122                 NELSON                     CA        94403          SF       Single Family         P         Primary
6943590650                 DOWTY                      CA        92025          SF       Single Family         P         Primary
6943697901                 WIN                        CA        94015          SF       Single Family         P         Primary
6943724168                 ROZBICKI                   CA        94107          CO        Condominimum         P         Primary
6943904547                 SUNKEL                     CA        94402          SF       Single Family         P         Primary
6944282877                 ARASASINGHAM               CA        92604          PD            PUD              P         Primary
6944840815                 COHEN                      CA        94566          PD            PUD              P         Primary
6945343330                 RAILEY                     CA        92067          PD            PUD              P         Primary
6945612536                 LO                         CA        92831          PD            PUD              P         Primary
6946160683                 KRONZER                    NC        28207          SF       Single Family         P         Primary
6947026115                 ZANONI                     NC        28207          SF       Single Family         P         Primary
6947287931                 ENGLISH                    CA        90803          SF       Single Family         P         Primary
6948043549                 HIGGINS                    TX        76092          PD            PUD              I         Investor
6948726069                 CHEN                       CA        95035          PD            PUD              P         Primary
6948977480                 JOHNSON                    CA        90035          SF       Single Family         P         Primary
6949010554                 FONSECA                    CA        94066          SF       Single Family         P         Primary
6949039496                 RIDDLE                     CA        94087          SF       Single Family         P         Primary
6949395906                 SMITH                      CA        93924          SF       Single Family         P         Primary
6949735515                 CORREA                     CA        95112          SF       Single Family         P         Primary
6950156767                 GOULART                    CA        92629          SF       Single Family         P         Primary
6950698859                 CURTIS                     VA        20191          PA            PUD              P         Primary
6950858529                 BOYLE                      CA        95120          SF       Single Family         P         Primary
6951398913                 KASTNER                    CA        92009          SF       Single Family         P         Primary
6951979886                 BONNER                     NV        89145          PD            PUD              P         Primary
6952519855                 BENTON                     SC        29576          PD            PUD              P         Primary
6952747860                 RIFFLE                     CA        92657          CO        Condominimum         P         Primary
6953991343                 KURANI                     GA        30097          PD            PUD              P         Primary
6954982788                 SMALLEN                    CA        95020          SF       Single Family         P         Primary
6954993785                 KAUFFMAN                   GA        30342          SF       Single Family         P         Primary
6955275844                 MELTON                     MD        20854          PA            PUD              P         Primary
6955802886                 FRENCH                     AZ        85253          SF       Single Family         P         Primary
6956972415                 SAMPAIO                    CA        95003          PD            PUD              P         Primary
6957191262                 OLESEN                     CA        94960          SF       Single Family         P         Primary
6957981563                 SHI                        CA        94404          PD            PUD              P         Primary
6958864909                 KIM                        CA        95136          PD            PUD              P         Primary
6959366250                 OTIS                       CA        95123          SF       Single Family         P         Primary
6959719169                 MACKO                      CA        94010          SF       Single Family         P         Primary
6960052246                 NAFTEL                     TX        75204          SF       Single Family         P         Primary
6961022768                 KIRCHNER                   VA        20176          SF       Single Family         P         Primary
6961529721                 GAFFNEY                    VA        22182          PD            PUD              P         Primary
6961958144                 KANNER                     CA        94040          SF       Single Family         P         Primary
6962178627                 REEVER                     FL        33469          SF       Single Family         P         Primary
6962206600                 KING                       MD        20814          SF       Single Family         P         Primary
6962455298                 BADET                      CA        94403          SF       Single Family         P         Primary
6962489842                 URBALEJO                   CA        95138          PD            PUD              P         Primary
6962971690                 GILLESPIE                  PA        19341          PD            PUD              P         Primary
6962990641                 WINTERS                    CA        94526          SF       Single Family         P         Primary
6964444266                 KEMENY FULLER              FL        33133          SF       Single Family         S        Secondary
6964790429                 JOHNSON                    DC        20009          SF       Single Family         P         Primary
6966387356                 GREER                      CA        92688          PD            PUD              P         Primary
6966549807                 DEYERLER                   CA        95126          SF       Single Family         P         Primary
6966740109                 YI                         CA        94587          SF       Single Family         P         Primary
6967650067                 WHITE                      CA        94941          SF       Single Family         P         Primary
6967691657                 MOURELATOS                 CA        94583          PD            PUD              P         Primary
6968170842                 BEARD                      WA        98103          SF       Single Family         P         Primary
6968684198                 COLL                       MD        20814          SF       Single Family         P         Primary
6969460515                 LIU                        MD        20854          SF       Single Family         P         Primary
6970180110                 FREY                       FL        34240          PD            PUD              P         Primary
6970592983                 WANG                       CA        92029          SF       Single Family         P         Primary
6971894636                 CASE                       CA        95051          SF       Single Family         P         Primary
6974087113                 HART                       CA        95123          SF       Single Family         P         Primary
6974574698                 DIEHL                      CA        94901          SF       Single Family         P         Primary
6974781939                 KIRBY                      CO        80126          PD            PUD              P         Primary
6974841089                 KHEMLANI                   CA        92660          CO        Condominimum         P         Primary
6975097715                 JENKINS                    MD        20716          PD            PUD              P         Primary
6975761096                 MILLERSTROM                CA        94549          SF       Single Family         P         Primary
6976034501                 HAYES                      CA        91206          SF       Single Family         P         Primary
6976421914                 HARMON                     CA        95658          SF       Single Family         P         Primary
6976532041                 VERDONE                    IL        60515          SF       Single Family         P         Primary
6976796059                 WALKER                     NC        28078          PD            PUD              P         Primary
6977494514                 LONGA                      CA        94598          SF       Single Family         P         Primary
6977730313                 SMITH                      CA        95076          SF       Single Family         P         Primary
6977755500                 LECESNE                    CA        95746          PD            PUD              P         Primary
6978012182                 BRANNOCK                   CA        94133          CO        Condominimum         P         Primary
6978054895                 ALBERT                     IL        60614          CO        Condominimum         P         Primary
6979028195                 RADLOFF                    CA        91737          SF       Single Family         P         Primary
6979048532                 BOBBY JR                   NC        27817          PD            PUD              P         Primary
6980194978                 MCINTIRE                   CA        93010          SF       Single Family         P         Primary
6982045467                 JUHL                       AZ        85255          PD            PUD              P         Primary
6982648658                 GREEN JR                   FL        34119          PD            PUD              P         Primary
6983185742                 SKELTON                    CA        92614          CO        Condominimum         P         Primary
6983283760                 MCCARTHY                   CA        95404          PD            PUD              P         Primary
6984649704                 PALANIAPPAN                CA        95070          SF       Single Family         P         Primary
6985093852                 VAN SCHAIK                 SC        29223          PD            PUD              P         Primary
6985406823                 WARK                       CA        92024          CO        Condominimum         S        Secondary
6985409561                 WEBER                      CA        94061          SF       Single Family         P         Primary
6985534293                 OLIS                       CA        92128          PD            PUD              P         Primary
6985646717                 AFRE                       CA        94903          SF       Single Family         P         Primary
6986708888                 NORTHEN                    CA        94062          SF       Single Family         P         Primary
6986921101                 HOSTETLER                  CA        94598          SF       Single Family         P         Primary
6987536825                 PETERSON                   CA        92869          SF       Single Family         P         Primary
6987815146                 WOODS                      CA        92625          PD            PUD              P         Primary
6988457823                 ROSS III                   MO        63301          PD            PUD              P         Primary
6988693906                 ROBERTS                    CO        80033          SF       Single Family         P         Primary
6988821457                 ALISHETTI                  CA        95014          SF       Single Family         P         Primary
6989860363                 RILEY                      DC        20008          SF       Single Family         P         Primary
6990401710                 ZANOFF                     MD        20854          PD            PUD              P         Primary
6990516780                 MASARATI                   CA        95120          SF       Single Family         P         Primary
6990739846                 MAKDA                      CA        91709          PD            PUD              P         Primary
6991173367                 SWEDO                      CA        92679          PD            PUD              P         Primary
6991527331                 GILL                       CA        92808          PD            PUD              P         Primary
6993380192                 RICE JR                    FL        33037          SF       Single Family         P         Primary
6993615878                 SCHUETZE                   CA        91741          SF       Single Family         P         Primary
6993781167                 NAYAR                      VA        22101          SF       Single Family         P         Primary
6993931093                 TORO                       CA        92807          PD            PUD              P         Primary
6994892294                 BROOKS                     VA        22947          PD            PUD              P         Primary
6995683486                 CAVALIERE                  CA        95616          PD            PUD              P         Primary
6995757603                 COLE                       CA        94114          2F         Two Family          P         Primary
6995786784                 SHEREN                     CA        92210          PD            PUD              S        Secondary
6995854848                 WILSON                     CA        94024          SF       Single Family         P         Primary
6995855894                 HENNEFER                   CA        94583          SF       Single Family         P         Primary
6996022627                 MANSO                      CA        95138          PD            PUD              P         Primary
6996264369                 BURT                       CA        95616          SF       Single Family         P         Primary
6996797525                 ROWLES                     CT        06880          PD            PUD              P         Primary
6996971021                 BARLEY                     MD        21212          PD            PUD              P         Primary
6999181479                 ZHANG                      CA        92129          SF       Single Family         P         Primary
6999391060                 LIM                        CA        94536          PD            PUD              P         Primary
6999535609                 LAFORCE                    CA        94103          CO        Condominimum         P         Primary
6999737700                 HOLMLUND                   CA        92067          PD            PUD              P         Primary

(TABLE CONTINUED)

Loan                                     Loan              Doc          Orig       Original     Interest    1st Payment
Number                 Code            Purpose            Type          LTV           PB          Rate          Date
-------------------------------------------------------------------------------------------------------------------------
0029618121                1            Purchase          Reduced       75.00         435,000      6.375       20010601
0029648987                1            Purchase         Standard       79.97         381,500      7.250       20010601
0029649548                8           Refinance         Standard       67.43         350,000      6.875       20010601
0029679313                1            Purchase         Standard       60.24         580,000      5.750       20010901
0029682887                1            Purchase         Standard       76.79         407,000      5.875       20010801
0029682903                1            Purchase         Standard       80.00         328,000      7.000       20010701
0029685666                8           Refinance          Reduced       63.39         573,750      7.125       20010901
0029692621                8           Refinance         Standard       79.22         328,800      6.750       20010801
0029701240                6       Cash-out Refinance    Standard       75.00         315,000      7.125       20011001
0029707569                8           Refinance         Standard       62.50         500,000      7.000       20010701
0029707700                8           Refinance         Standard       80.00         356,000      6.875       20010901
0029718590                6       Cash-out Refinance    Standard       70.00         514,500      7.125       20010701
0029722881                1            Purchase         Standard       80.00         404,000      7.500       20010701
0029726676                1            Purchase         Standard       54.16         333,100      7.000       20010901
0029734910                8           Refinance         Standard       68.28         478,000      6.875       20011001
0029743333                8           Refinance         Standard       76.70         451,000      7.500       20010801
0029746146                6       Cash-out Refinance    Standard       43.33         650,000      6.500       20010801
0029746377                1            Purchase          Reduced       95.00         299,250      7.250       20010801
0029747870                1            Purchase         Standard       85.00         284,750      6.625       20010801
0029748126                1            Purchase         Standard       80.00         504,000      6.875       20010901
0029748183                1            Purchase         Standard       94.99         310,650      7.250       20010901
0029749645                1            Purchase         Standard       79.99         416,750      7.000       20010801
0029753464                1            Purchase         Standard       78.82         350,600      7.000       20010801
0029758851                1            Purchase         Standard       78.46         327,200      6.875       20010801
0029759016                1            Purchase          Reduced       80.00         340,800      6.625       20010801
0029759487                1            Purchase         Standard       78.57         352,000      7.000       20010901
0029783586                1            Purchase         Standard       80.00         416,000      6.750       20011001
0029784584                1            Purchase          Reduced       79.98         436,550      6.625       20011001
0029784956                1            Purchase         Standard       79.99         553,500      6.875       20011001
0029785367                8           Refinance         Standard       80.00         312,000      6.625       20011001
0099042194                8           Refinance         Standard       68.42         325,000      5.875       20010701
0099053126                1            Purchase         Standard       80.00         336,000      7.250       20010701
0099055469                6       Cash-out Refinance    Standard       28.98         500,000      7.125       20010701
0099057424                1            Purchase         Standard       80.00         621,200      6.625       20010801
0099059412                8           Refinance         Standard       73.00         730,000      7.375       20010801
0099065922                8           Refinance          Reduced       78.04         359,000      6.500       20010801
0099066201                8           Refinance         Standard       49.18         300,000      7.000       20010801
0099066763                1            Purchase         Standard       72.72         320,000      7.375       20010701
0099067662                8           Refinance         Standard       72.95         375,000      7.250       20010801
0099068652                6       Cash-out Refinance    Standard       73.43         340,000      7.125       20010901
0099068660                8           Refinance         Standard       89.45         331,000      7.000       20010801
0099069981                1            Purchase         Standard       79.78         375,000      7.000       20010801
0099070658                1            Purchase         Standard       90.00         331,110      7.000       20010801
0099071409                1            Purchase         Standard       80.00         286,800      6.875       20010801
0099071656                6       Cash-out Refinance    Standard       64.54         355,000      6.750       20010801
0099072183                8           Refinance         Standard       73.87         458,000      7.000       20010801
0099072290                8           Refinance         Standard       80.00         496,000      7.000       20010901
0099073454                6       Cash-out Refinance     Reduced       75.00         420,000      7.000       20010801
0099073512                8           Refinance         Standard       77.60         388,000      6.750       20010801
0099073876                1            Purchase         Standard       79.99         282,700      6.875       20010801
0099074528                8           Refinance         Standard       74.91         457,000      7.000       20010801
0099076598                8           Refinance         Standard       74.14         370,000      7.125       20010801
0099077356                8           Refinance          Reduced       80.00         429,600      7.125       20010801
0099079386                8           Refinance         Standard       80.00         440,000      6.625       20010801
0099080285                8           Refinance         Standard       69.65         319,000      6.750       20010801
0099080368                8           Refinance         Standard       71.48         386,000      6.750       20010801
0099080590                1            Purchase         Standard       80.00         360,000      6.500       20010901
0099081481                1            Purchase         Standard       86.04         296,000      6.625       20010901
0099081572                1            Purchase         Standard       78.32         374,350      7.000       20010801
0099082018                1            Purchase         Standard       79.99         345,450      6.875       20010901
0099083370                8           Refinance         Standard       77.09         408,600      6.875       20010901
0099085748                8           Refinance          Reduced       80.00         304,000      6.375       20010801
0099086035                1            Purchase          Reduced       80.00         320,000      6.875       20010801
0099087074                1            Purchase         Standard       80.00         312,000      7.000       20010801
0099087728                8           Refinance         Standard       86.73         438,000      6.750       20010801
0099087769                1            Purchase         Standard       72.38         367,000      6.750       20010901
0099087918                6       Cash-out Refinance    Standard       80.00         336,000      6.500       20010901
0099087959                1            Purchase         Standard       68.41         650,000      6.500       20010901
0099088486                8           Refinance         Standard       57.16         335,000      7.250       20010801
0099088700                1            Purchase         Standard       79.19         557,800      6.500       20010801
0099089146                1            Purchase         Standard       95.00         324,900      7.375       20010801
0099089534                1            Purchase         Standard       79.99         323,900      6.250       20010801
0099089815                1            Purchase         Standard       80.00         675,200      6.875       20010801
0099089831                1            Purchase         Standard       79.99         416,650      7.000       20010901
0099089955                8           Refinance         Standard       79.78         300,000      7.000       20010801
0099089963                1            Purchase         Standard       79.99         433,900      7.000       20010801
0099090086                1            Purchase         Standard       79.92         313,300      7.000       20010901
0099090128                6       Cash-out Refinance     Reduced       75.00         322,500      6.750       20010901
0099090557                8           Refinance          Reduced       55.14         386,000      6.500       20010901
0099091761                6       Cash-out Refinance    Standard       63.31         340,000      6.250       20010801
0099091910                1            Purchase         Standard       80.00         492,000      6.875       20010801
0099093031                1            Purchase         Standard       80.00         320,000      6.625       20010801
0099094641                1            Purchase         Standard       80.00         368,000      6.625       20010801
0099094682                8           Refinance         Standard       30.95         650,000      6.875       20010801
0099095036                1            Purchase         Standard       74.46         350,000      7.375       20010801
0099095903                6       Cash-out Refinance    Standard       70.00         630,000      7.125       20010801
0099096257                1            Purchase         Standard       79.62         430,000      6.250       20010901
0099096679                1            Purchase         Standard       75.00         750,000      6.500       20010901
0099097206                1            Purchase         Standard       79.98         281,350      6.750       20010901
0099097388                1            Purchase         Standard       80.00         552,000      7.375       20010901
0099097545                1            Purchase          Reduced       80.00         550,400      6.500       20010901
0099097552                8           Refinance         Standard       79.50         397,500      7.250       20010901
0099099467                6       Cash-out Refinance    Standard       62.50         725,000      6.125       20010901
0099099905                6       Cash-out Refinance    Standard       75.64         321,500      6.500       20010901
0099099921                8           Refinance         Standard       42.50         340,000      7.000       20010801
0099102063                1            Purchase         Standard       64.00         480,000      6.750       20010901
0099103772                1            Purchase         Standard       79.98         366,200      7.125       20010901
0099105439                1            Purchase         Standard       80.00         566,400      7.250       20010901
0099105876                1            Purchase         Standard       80.00         546,400      6.250       20010801
0099106270                1            Purchase         Standard       89.99         296,000      6.875       20010901
0099106346                6       Cash-out Refinance     Reduced       75.00         315,000      6.875       20011001
0099107203                1            Purchase         Standard       57.58         365,000      6.750       20010801
0099108086                8           Refinance         Standard       74.58         311,000      6.875       20010901
0099108110                6       Cash-out Refinance     Reduced       73.33         330,000      7.000       20010801
0099108144                8           Refinance         Standard       77.03         624,000      7.000       20010901
0099108425                1            Purchase         Standard       80.00         376,000      6.250       20010901
0099109712                6       Cash-out Refinance     Reduced       66.25         374,000      6.875       20010801
0099109829                1            Purchase         Standard       79.98         306,400      6.500       20010901
0099110207                8           Refinance         Standard       50.00         310,000      7.000       20010901
0099110868                1            Purchase          Reduced       70.33         300,000      6.750       20010801
0099111536                8           Refinance         Standard       68.83         495,600      6.750       20010901
0099111577                1            Purchase         Standard       90.00         342,000      6.750       20010901
0099112013                1            Purchase         Standard       80.00         500,000      6.750       20010901
0099113409                1            Purchase         Standard       79.98         432,200      6.750       20010901
0099113664                1            Purchase         Standard       65.15         374,000      6.750       20010901
0099114704                1            Purchase         Standard       80.00         456,000      7.125       20010901
0099114761                1            Purchase         Standard       80.00         448,000      7.250       20010901
0099115172                1            Purchase          Reduced       79.99         345,800      7.250       20010901
0099116048                1            Purchase         Standard       80.00         490,400      6.875       20010901
0099116469                1            Purchase         Standard       80.00         480,000      7.375       20010901
0099116535                6       Cash-out Refinance    Standard       72.64         425,000      6.625       20010901
0099117004                1            Purchase          Reduced       79.99         407,250      7.000       20010901
0099117749                1            Purchase         Standard       95.00         356,250      7.500       20010901
0099118440                1            Purchase         Standard       80.00         292,000      7.375       20010901
0099119059                1            Purchase          Reduced       80.00         384,000      6.875       20010901
0099119109                1            Purchase         Standard       77.01         335,000      6.000       20010901
0099119174                8           Refinance          Reduced       79.38         337,400      6.750       20010901
0099119364                1            Purchase         Standard       79.99         400,500      6.625       20010901
0099119448                1            Purchase         Standard       80.00         412,000      6.875       20010901
0099119489                8           Refinance         Standard       28.20         359,000      6.750       20010901
0099119562                1            Purchase          Reduced       79.99         341,560      7.000       20010901
0099119653                1            Purchase          Reduced       58.82         500,000      7.000       20010901
0099119802                8           Refinance         Standard       69.56         320,000      6.750       20010901
0099119851                1            Purchase         Standard       80.00         360,000      6.875       20010901
0099120214                1            Purchase          Reduced       67.11         500,000      6.875       20011001
0099120305                1            Purchase         Standard       89.83         333,300      6.750       20010901
0099120339                6       Cash-out Refinance    Standard       65.21         600,000      6.875       20010901
0099121329                1            Purchase         Standard       80.00         420,000      6.875       20011001
0099121642                8           Refinance         Standard       77.24         336,000      6.750       20010901
0099122608                1            Purchase         Standard       80.00         436,000      6.875       20010901
0099122657                8           Refinance          Reduced       79.29         452,000      6.625       20010901
0099122749                1            Purchase          Reduced       80.00         329,628      6.375       20010901
0099122764                1            Purchase          Reduced       76.19         400,000      6.750       20010901
0099123499                1            Purchase         Standard       80.00         448,800      6.875       20010901
0099123572                1            Purchase         Standard       59.32         875,000      6.625       20010901
0099123697                1            Purchase         Standard       79.99         372,150      7.125       20010901
0099124067                6       Cash-out Refinance    Standard       80.00         424,000      7.000       20010901
0099124125                6       Cash-out Refinance    Standard       70.90         390,000      6.875       20010901
0099124398                1            Purchase         Standard       78.35         328,000      6.875       20011001
0099124869                1            Purchase          Reduced       76.62         356,600      6.875       20010901
0099125379                6       Cash-out Refinance    Standard       71.13         334,000      7.000       20010901
0099125601                1            Purchase         Standard       77.77         350,000      7.000       20010901
0099125940                1            Purchase          Reduced       67.25         375,000      6.875       20010901
0099126120                1            Purchase          Reduced       87.56         500,000      6.875       20010901
0099126278                8           Refinance         Standard       61.50         399,750      6.875       20010901
0099127102                1            Purchase         Standard       79.99         311,300      6.875       20010901
0099127599                8           Refinance         Standard       64.11         551,400      7.000       20010901
0099127748                8           Refinance          Reduced       73.33         880,000      6.875       20010901
0099128027                8           Refinance         Standard       80.00         496,800      6.875       20011001
0099128084                1            Purchase         Standard       76.44         516,000      6.750       20011001
0099128746                8           Refinance         Standard       76.54         323,000      6.875       20011001
0099128902                1            Purchase          Reduced       80.00         396,000      7.000       20010901
0099128928                1            Purchase         Standard       74.28         650,000      6.625       20010901
0099129173                6       Cash-out Refinance    Standard       74.60         470,000      6.500       20010901
0099129231                1            Purchase         Standard       80.00         349,200      7.250       20010901
0099131039                8           Refinance         Standard       78.09         636,500      7.000       20010901
0099131179                1            Purchase         Standard       80.00         354,000      6.750       20011001
0099134041                8           Refinance         Standard       79.87         559,100      6.750       20011001
0099134231                8           Refinance         Standard       78.98         545,000      6.500       20010901
0099134363                8           Refinance         Standard       73.53         364,000      6.625       20010901
0099135071                1            Purchase         Standard       80.00         380,000      6.750       20011001
0099136673                1            Purchase         Standard       79.60         330,900      6.875       20011001
0099136772                8           Refinance         Standard       63.96         387,000      6.875       20011001
0099138703                6       Cash-out Refinance    Standard       59.13         340,000      6.875       20010901
0099139917                1            Purchase          Reduced       80.00         295,200      6.875       20010901
0099140774                1            Purchase         Standard       80.00         424,000      6.125       20010901
0099141582                6       Cash-out Refinance    Standard       74.14         389,250      7.125       20010901
0099142085                1            Purchase          Reduced       79.99         361,300      7.000       20010901
0099142564                1            Purchase         Standard       80.00         464,000      6.375       20010901
0099142614                1            Purchase          Reduced       73.27         493,700      6.625       20010901
0099143240                1            Purchase          Reduced       80.00         349,200      6.750       20010901
0099143992                1            Purchase          Reduced       79.99         702,950      7.000       20011001
0099144024                1            Purchase          Reduced       74.49         650,000      6.875       20011001
0099144073                1            Purchase          Reduced       90.00         305,100      7.250       20010901
0099144602                1            Purchase          Reduced       66.66         300,000      6.375       20010901
0099146060                1            Purchase         Standard       80.00         376,000      7.125       20010901
0099146086                8           Refinance          Reduced       60.48         375,000      6.750       20011001
0099146169                1            Purchase          Reduced       79.98         372,700      6.875       20010901
0099147845                8           Refinance          Reduced       80.00         288,000      6.500       20011001
0099147993                1            Purchase          Reduced       74.48         382,850      6.875       20011001
0099153231                1            Purchase          Reduced       89.99         334,990      6.875       20011001
0099153504                8           Refinance         Standard       73.33         396,000      6.750       20011001
0099153678                6       Cash-out Refinance     Reduced       80.00         352,000      6.750       20011001
0099156572                1            Purchase          Reduced       80.00         336,000      6.875       20011001
6001171260                1            Purchase           Rapid        88.25         417,000      7.000       20010901
6001683777                8           Refinance         Standard       62.50         310,000      7.000       20010901
6001813820                1            Purchase         Standard       71.54         430,000      6.875       20010901
6002065115                8           Refinance         Standard       80.00         744,000      7.000       20011001
6002317060                1            Purchase         Standard       80.00         356,000      7.500       20010801
6003515522                6       Cash-out Refinance    Standard       70.00         385,000      6.500       20010901
6003962864                8           Refinance           Rapid        54.54         300,000      6.500       20011001
6004170608                1            Purchase           Rapid        80.00         392,000      6.500       20010901
6004366552                1            Purchase         Standard       80.00         608,000      6.625       20011001
6004824451                1            Purchase         Standard       80.00         304,000      7.875       20010901
6005079378                8           Refinance           Rapid        70.91         445,000      6.750       20011001
6007343772                1            Purchase         Standard       95.00         341,905      6.375       20011001
6007387233                1            Purchase         Standard       80.00         452,800      6.750       20011001
6007736744                1            Purchase           Rapid        59.44         425,000      6.000       20011101
6007851592                8           Refinance           Rapid        34.22         462,000      6.625       20010901
6008169895                6       Cash-out Refinance      Rapid        74.24         490,000      7.250       20010601
6008453018                1            Purchase         Standard       94.99         320,600      7.125       20011001
6009347821                1            Purchase         Standard       80.00         442,000      6.625       20011001
6009867166                8           Refinance           Rapid        74.06         537,000      6.875       20010901
6010534391                6       Cash-out Refinance      Rapid        58.30         400,000      7.000       20011001
6010804471                6       Cash-out Refinance      Rapid        75.00         344,250      7.250       20010901
6011004899                8           Refinance       All Ready Home   73.10         475,177      7.125       20010901
6011106132                8           Refinance           Rapid        69.63         766,000      6.750       20011001
6012301377                6       Cash-out Refinance      Rapid        73.82         454,000      6.750       20011001
6012841182                1            Purchase         Standard       80.00         328,000      7.000       20010901
6013657389                6       Cash-out Refinance      Rapid        70.00         315,000      7.375       20010901
6015115550                8           Refinance           Rapid        75.00         675,000      7.125       20010901
6015266866                1            Purchase           Rapid        80.00         544,000      6.500       20010901
6015391532                1            Purchase           Rapid        80.00         350,000      6.750       20011001
6015563072                1            Purchase         Standard       45.60         456,000      6.875       20010901
6015651745                1            Purchase         Standard       80.00         384,000      6.750       20011001
6017761518                8           Refinance          Reduced       76.45         406,000      6.875       20011001
6018362191                6       Cash-out Refinance      Rapid        80.00         340,000      6.750       20011001
6018521465                1            Purchase           Rapid        36.92         600,000      6.500       20010901
6018731775                8           Refinance           Rapid        60.48         620,000      6.750       20010901
6019565578                8           Refinance        TSaver-NC1      78.57         440,000      6.875       20011101
6020315013                8           Refinance       All Ready Home   60.00         420,000      6.375       20011101
6021218190                6       Cash-out Refinance      Rapid        20.97         300,000      6.500       20011101
6021435018                6       Cash-out Refinance    Standard       64.97         549,000      6.875       20011001
6021544504                6       Cash-out Refinance      Rapid        75.00         386,250      6.875       20010901
6021606543                8           Refinance         Standard       75.46         607,500      7.125       20010901
6021661290                8           Refinance         Standard       72.39         742,000      6.750       20011001
6021960874                1            Purchase         Standard       79.36         500,000      6.750       20011001
6023494344                6       Cash-out Refinance   Timesaver-3     75.00         326,250      7.000       20010901
6024660653                6       Cash-out Refinance      Rapid        69.73         397,500      6.750       20011001
6024937713                1            Purchase           Rapid        79.99         659,300      6.750       20011101
6024962315                1            Purchase         Standard       75.00         975,000      7.000       20010901
6025101459                8           Refinance           Rapid        64.80         648,000      6.875       20011001
6025408193                6       Cash-out Refinance    Standard       69.90         374,000      6.875       20011001
6025522456                8           Refinance         Standard       50.08         308,000      6.625       20010801
6025540243                1            Purchase           Rapid        80.00         418,000      6.750       20011001
6025899193                1            Purchase           Rapid        80.00         388,800      7.000       20011001
6026086923                8           Refinance           Rapid        80.00         300,000      6.625       20011101
6026949781                1            Purchase           Rapid        80.00         388,800      7.000       20010801
6027147112                6       Cash-out Refinance      Rapid        70.00         350,000      6.750       20010901
6027684684                1            Purchase         Standard       80.00         412,000      6.750       20011001
6027985982                6       Cash-out Refinance    Standard       52.59         618,000      6.875       20011001
6028113923                1            Purchase         Standard       80.00         464,000      6.750       20011001
6029643092                1            Purchase         Standard       75.00         967,500      6.750       20010901
6029997811                1            Purchase         Standard       79.74         500,000      6.875       20010901
6030729740                1            Purchase           Rapid        80.00         518,400      6.875       20011001
6030752650                8           Refinance           Rapid        73.17         600,000      6.375       20011001
6030983826                8           Refinance         Standard       40.00       1,000,000      6.875       20010901
6033732550                8           Refinance       All Ready Home   45.98         501,200      7.000       20010901
6033852879                1            Purchase           Rapid        80.00         300,000      6.250       20010801
6033946143                8           Refinance           Rapid        78.62         570,000      6.875       20010901
6035800660                8           Refinance         Standard       78.69         362,000      6.750       20011001
6036342662                1            Purchase           Rapid        80.00         368,000      7.125       20011101
6036786397                8           Refinance           Rapid        80.00         360,000      7.000       20010901
6037812051                1            Purchase           Rapid        60.00         330,000      6.875       20011001
6038058746                6       Cash-out Refinance      Rapid        66.66         300,000      6.750       20011001
6038158074                1            Purchase         Standard       73.14         350,000      6.375       20010901
6038471121                8           Refinance         Standard       31.66         950,000      7.125       20010801
6039133522                6       Cash-out Refinance    Standard       69.59         695,976      7.375       20010901
6039358905                6       Cash-out Refinance      Rapid        68.42         520,000      6.500       20011101
6039629511                1            Purchase         Standard       77.88         317,000      6.500       20011001
6039764003                8           Refinance           Rapid        31.62         585,000      6.750       20011001
6039906505                8           Refinance           Rapid        57.72         635,000      6.625       20011001
6040033927                8           Refinance           Rapid        80.00         648,000      6.625       20011101
6040610815                1            Purchase         Standard       80.00         374,120      6.875       20010901
6040859230                1            Purchase           Rapid        80.00         348,000      6.500       20011101
6041050979                1            Purchase         Standard       70.70         350,000      6.625       20011001
6041858447                1            Purchase         Standard       69.99         490,205      6.500       20011001
6042154457                8           Refinance           Rapid        42.00         378,000      7.250       20010901
6042622438                8           Refinance         Standard       73.08         592,000      6.875       20010901
6042826146                8           Refinance         Standard       89.21         397,000      6.750       20010901
6042970902                8           Refinance           Rapid        68.10         410,000      6.875       20010901
6043252425                1            Purchase         Standard       80.00         345,600      6.875       20010901
6044226097                6       Cash-out Refinance      Rapid        68.39         489,000      6.875       20010901
6046055114                1            Purchase         Standard       80.00         612,000      6.875       20011001
6046418635                8           Refinance         Standard       69.44         566,000      6.625       20011001
6046882913                1            Purchase           Rapid        80.00         592,000      7.375       20010901
6047785511                1            Purchase         Standard       78.00         390,000      6.250       20011001
6048290222                6       Cash-out Refinance    Standard       75.00         324,750      7.500       20010801
6048433947                1            Purchase           Rapid        75.66         400,000      6.375       20011001
6048702804                1            Purchase           Rapid        46.66         315,000      6.750       20011001
6049093716                1            Purchase           Rapid        74.41         800,000      7.000       20011001
6049489708                1            Purchase           Rapid        42.55         400,000      6.625       20010901
6050680484                1            Purchase         Standard       80.00         544,000      6.750       20010901
6050863569                8           Refinance         Standard       74.95         641,600      7.000       20010801
6051408190                1            Purchase           Rapid        65.00         650,000      5.625       20011001
6052042253                1            Purchase         Standard       80.00         600,000      6.625       20011101
6052278907                8           Refinance           Rapid        78.23         398,976      6.500       20010901
6052530984                1            Purchase         Standard       80.00         326,400      7.125       20011101
6052571897                1            Purchase         Standard       80.00         499,200      6.875       20011001
6052991756                1            Purchase           Rapid        80.00         620,000      6.375       20011101
6053338270                6       Cash-out Refinance    Standard       65.00         399,750      7.125       20010901
6053970460                8           Refinance           Rapid        25.60         320,000      6.875       20010801
6054170938                1            Purchase           Rapid        80.00         505,012      7.250       20010901
6055663741                1            Purchase           Rapid        80.00         304,400      6.875       20011001
6055826421                1            Purchase         Standard       80.00         503,200      6.500       20011101
6056057372                8           Refinance           Rapid        69.92         437,000      6.750       20011001
6056310359                1            Purchase         Standard       80.00         317,440      6.000       20010901
6056566786                6       Cash-out Refinance    Standard       70.00         444,500      7.000       20011101
6057245646                6       Cash-out Refinance      Rapid        34.28         600,000      6.750       20011101
6057310739                1            Purchase         Standard       75.92         398,250      6.625       20011001
6058000149                8           Refinance           Rapid        59.54         518,000      6.500       20011101
6058355030                6       Cash-out Refinance      Rapid        80.00         348,000      6.875       20011001
6058751121                1            Purchase         Standard       47.61       1,000,000      6.625       20011001
6058761872                8           Refinance         Standard       78.94         750,000      6.875       20010901
6059386695                8           Refinance           Rapid        65.97         459,846      7.000       20010801
6059571080                1            Purchase         Standard       95.00         323,000      6.875       20010901
6061082118                1            Purchase           Rapid        80.00         415,200      6.875       20011001
6061171150                1            Purchase         Standard       80.00         308,000      7.000       20011001
6062294498                8           Refinance           Rapid        42.90         472,000      6.875       20010901
6064378877                1            Purchase         Standard       80.00         430,000      6.875       20011001
6064600411                8           Refinance           Rapid        79.48         492,800      7.000       20011001
6065832120                1            Purchase           Rapid        80.00         337,600      6.375       20010901
6066543809                1            Purchase           Rapid        80.00         559,200      6.875       20011001
6067280518                8           Refinance           Rapid        63.77         530,000      6.750       20011001
6067516903                1            Purchase         Standard       80.00         500,000      6.875       20011001
6067551181                1            Purchase         Standard       74.54         650,000      6.750       20010801
6067811676                8           Refinance           Rapid        27.77         375,000      6.500       20011001
6068113486                1            Purchase           Rapid        80.00         428,000      6.750       20011001
6068797064                8           Refinance           Rapid        79.56         724,000      6.750       20011001
6071848094                1            Purchase           Rapid        80.00         428,000      6.875       20010901
6072714675                8           Refinance         Standard       60.60         800,000      6.875       20010901
6072990218                8           Refinance         Standard       59.05         375,000      6.875       20010901
6073091297                8           Refinance         Standard       40.45         445,000      6.625       20010801
6073378710                8           Refinance           Rapid        78.05         288,800      7.125       20011001
6073779487                1            Purchase           Rapid        80.04         334,700      7.375       20010901
6073870526                1            Purchase           Rapid        80.00         452,000      6.250       20010901
6074431674                1            Purchase           Rapid        80.00         332,000      5.250       20011101
6074483402                1            Purchase         Standard       80.00         520,000      6.750       20010801
6074794642                8           Refinance         Standard       58.25         317,500      6.625       20011001
6074829042                6       Cash-out Refinance    Standard       66.66         480,000      6.875       20011001
6076599858                1            Purchase         Standard       80.00         399,600      6.875       20011101
6076977047                8           Refinance         Standard       65.00         450,000      6.875       20011101
6077234893                1            Purchase         Standard       69.83         346,400      6.500       20011101
6078036313                6       Cash-out Refinance    Standard       41.30         665,000      6.625       20011101
6078230049                1            Purchase         Standard       74.28         650,000      6.375       20011101
6078722904                1            Purchase           Rapid        79.54         350,000      6.625       20010701
6078755524                6       Cash-out Refinance      Rapid        70.69         398,000      6.750       20011101
6079626070                1            Purchase           Rapid        80.00         560,800      6.500       20011001
6080015065                6       Cash-out Refinance      Rapid        68.60         343,000      6.750       20011001
6081232396                1            Purchase           Rapid        76.25         750,000      6.625       20011001
6081884279                1            Purchase         Standard       75.00         975,000      7.625       20011101
6082293371                1            Purchase           Rapid        80.00         343,200      6.875       20011001
6082384832                1            Purchase         Standard       80.00         520,000      7.125       20010901
6082502821                6       Cash-out Refinance    Standard       57.69         750,000      6.875       20011101
6083692076                6       Cash-out Refinance    Standard       68.18         750,000      6.875       20011001
6083784006                6       Cash-out Refinance    Standard       65.00         715,000      6.750       20011001
6083787546                1            Purchase           Rapid        68.96       1,000,000      6.375       20011101
6084141040                1            Purchase         Standard       79.99         415,900      6.750       20011001
6084461737                6       Cash-out Refinance    Standard       73.67         320,500      6.875       20010901
6084494100                1            Purchase           Rapid        70.00         683,200      6.375       20011001
6084955944                8           Refinance         Standard       75.37         407,000      6.500       20011101
6085347109                6       Cash-out Refinance      Rapid        44.50         356,000      6.375       20011001
6085414958                6       Cash-out Refinance      Rapid        69.90         295,000      7.125       20011001
6085727268                8           Refinance         Standard       52.76         525,000      6.625       20011101
6085922240                1            Purchase           Rapid        80.00         336,000      6.375       20011001
6086346209                1            Purchase           Rapid        66.37         750,000      6.375       20011101
6087098072                6       Cash-out Refinance    Standard       75.94         300,000      7.000       20011001
6087277155                1            Purchase           Rapid        80.00         757,600      6.875       20011101
6087736291                6       Cash-out Refinance    Standard       46.37         640,000      6.250       20010801
6088207417                1            Purchase         Standard       80.00         419,000      6.625       20011001
6088386450                1            Purchase           Rapid        43.95         400,000      6.375       20011001
6088565905                8           Refinance           Rapid        62.98         327,525      6.375       20011101
6088889719                1            Purchase         Standard       95.00         294,500      6.750       20011101
6088908196                8           Refinance         Standard       75.00         401,250      7.375       20010901
6089191099                8           Refinance           Rapid        80.00         396,800      6.500       20010901
6089313909                1            Purchase           Rapid        49.36         390,000      5.750       20011001
6089349192                1            Purchase           Rapid        52.83         391,000      7.375       20011001
6090049708                1            Purchase         Standard       63.33         475,000      6.625       20011001
6090882660                8           Refinance         Standard       55.93         783,100      6.750       20011001
6091047636                1            Purchase           Rapid        48.38         300,000      6.750       20011001
6091218997                8           Refinance         Standard       80.00         408,000      7.125       20010901
6092420410                1            Purchase        Tsaver-NC2      80.00         608,000      6.250       20011101
6092681482                1            Purchase           Rapid        79.98         539,932      7.125       20010901
6093399415                1            Purchase           Rapid        79.99         526,850      6.750       20011001
6093550108                8           Refinance         Standard       78.19         330,000      6.875       20010901
6093837448                1            Purchase           Rapid        80.00         528,000      6.500       20010901
6093917257                1            Purchase           Rapid        80.00         458,000      6.125       20011001
6094276273                1            Purchase           Rapid        80.00         328,000      6.625       20010801
6094415392                1            Purchase           Rapid        80.00         438,400      7.000       20011001
6096145187                6       Cash-out Refinance      Rapid        48.38         375,000      6.875       20011001
6097121708                8           Refinance           Rapid        30.61         398,000      6.625       20011101
6097725540                1            Purchase         Standard       80.00         700,000      6.500       20011101
6097749227                8           Refinance           Rapid        38.93         730,000      6.625       20011001
6098171769                1            Purchase         Standard       79.98         450,000      6.875       20010901
6099419837                1            Purchase           Rapid        74.99         637,400      6.500       20011001
6099606367                1            Purchase           Rapid        80.00         400,000      7.125       20010901
6099738574                6       Cash-out Refinance    Standard       75.00         402,000      6.500       20011101
6099845031                6       Cash-out Refinance    Standard       65.00         533,000      7.250       20010901
6100003232                1            Purchase         Standard       64.99         375,000      6.375       20011101
6100827721                8           Refinance         Standard       79.77         351,000      6.500       20010901
6101580543                6       Cash-out Refinance      Rapid        66.96         300,000      7.000       20011001
6102756464                8           Refinance         Standard       76.81         338,000      6.375       20011101
6103072093                8           Refinance           Rapid        57.50         345,000      7.000       20010901
6103868151                8           Refinance         Standard       67.08         805,000      7.000       20011101
6104256026                1            Purchase           Rapid        80.00         604,000      6.875       20010801
6104384208                6       Cash-out Refinance    Standard       69.44         375,000      6.500       20011101
6104692808                1            Purchase         Standard       80.00         592,000      6.375       20011001
6105080102                1            Purchase         Standard       80.00         500,000      6.250       20011101
6105434614                6       Cash-out Refinance    Standard       54.94         500,000      6.875       20010801
6106995761                8           Refinance       All Ready Home   67.76         423,500      6.750       20010901
6107181882                1            Purchase         Standard       64.00         320,000      7.000       20010901
6107237908                1            Purchase         Standard       85.00         522,750      7.125       20010901
6107373877                6       Cash-out Refinance      Rapid        32.14         900,000      6.875       20010901
6108150522                6       Cash-out Refinance    Standard       41.30         475,000      6.875       20010901
6108261683                8           Refinance           Rapid        64.31         292,000      6.875       20011001
6108651107                8           Refinance           Rapid        75.00         300,000      7.125       20010901
6109766805                6       Cash-out Refinance    Standard       66.66         350,000      6.625       20011101
6110150346                6       Cash-out Refinance      Rapid        64.35         650,000      6.750       20011101
6110250278                6       Cash-out Refinance    Standard       70.00         689,500      6.750       20011001
6112365793                1            Purchase           Rapid        79.99         535,356      6.750       20011001
6112463812                8           Refinance           Rapid        46.11         445,000      5.875       20011001
6112561458                1            Purchase           Rapid        80.00         360,000      6.750       20011001
6112607079                8           Refinance           Rapid        80.00         368,800      7.000       20010901
6112747511                1            Purchase           Rapid        80.00         380,000      6.625       20011001
6112863037                1            Purchase           Rapid        80.00         512,000      6.125       20011001
6113125634                1            Purchase           Rapid        80.00         439,960      6.375       20010901
6113475393                8           Refinance           Rapid        49.33         740,000      6.750       20010801
6113939414                1            Purchase         Standard       95.00         294,500      6.500       20011001
6114317123                8           Refinance         Standard       77.31         750,000      6.875       20010901
6116619971                1            Purchase         Standard       61.86         365,000      6.500       20010801
6116781508                1            Purchase         Standard       50.00         364,000      7.000       20010901
6117762945                6       Cash-out Refinance    Standard       60.50         605,000      6.750       20011001
6117866969                8           Refinance           Rapid        66.92         435,000      6.250       20010801
6119000567                1            Purchase           Rapid        80.00         344,000      6.375       20011001
6120116030                1            Purchase           Rapid        80.00         324,000      6.625       20010901
6120326464                1            Purchase           Rapid        80.00         300,000      7.000       20010801
6120955171                1            Purchase           Rapid        75.00         843,750      6.875       20011001
6121188624                1            Purchase           Rapid        78.53         750,000      6.750       20011001
6121557604                8           Refinance           Rapid        75.58         650,000      6.750       20010701
6121833476                1            Purchase         Standard       80.00         366,400      6.875       20010801
6122111740                6       Cash-out Refinance      Rapid        79.48         461,000      6.500       20010901
6122326140                8           Refinance           Rapid        80.00         686,800      6.875       20011101
6122728295                8           Refinance         Standard       57.64         674,500      6.750       20010901
6122747873                1            Purchase           Rapid        76.97         535,000      6.500       20011001
6122912964                1            Purchase           Rapid        64.59         500,000      6.750       20011001
6123734334                8           Refinance         Standard       54.30         353,000      6.375       20011101
6123973502                1            Purchase           Rapid        80.00         352,000      7.000       20010901
6124239952                8           Refinance         Standard       80.00         368,000      7.250       20011001
6124514784                1            Purchase           Rapid        80.00         456,000      7.250       20010901
6125815487                8           Refinance         Standard       80.00         640,000      7.000       20011001
6126235420                1            Purchase           Rapid        79.99         388,278      6.375       20011001
6127913017                8           Refinance           Rapid        76.72         412,000      7.000       20011001
6129148349                1            Purchase         Standard       95.00         292,125      7.000       20011001
6129478951                1            Purchase         Standard       90.00         333,000      6.000       20010901
6129479959                8           Refinance         Standard       55.52         583,000      7.375       20010901
6132539591                1            Purchase           Rapid        80.00         292,000      7.125       20010901
6132637411                1            Purchase         Standard       71.42         650,000      6.250       20010801
6132678910                1            Purchase         Standard       75.00         393,750      7.000       20011001
6133282134                6       Cash-out Refinance    Standard       62.90         412,000      6.250       20011101
6134643383                1            Purchase         Standard       80.00         680,000      7.500       20010901
6134759858                1            Purchase           Rapid        80.00         318,800      6.125       20011001
6135843818                1            Purchase           Rapid        80.00         360,000      6.750       20011001
6136281752                8           Refinance         Standard       80.00         508,000      6.375       20011101
6136382410                1            Purchase         Standard       67.50         675,000      6.875       20010901
6136611768                8           Refinance           Rapid        80.00         740,000      6.750       20010901
6136815286                6       Cash-out Refinance      Rapid        33.53         335,300      6.750       20011001
6137433998                1            Purchase         Standard       80.00         640,000      7.125       20010901
6137937642                1            Purchase           Rapid        77.27         340,000      7.125       20010901
6139369455                1            Purchase           Rapid        80.00         440,000      6.250       20011001
6139740655                8           Refinance         Standard       16.66         750,000      7.000       20011001
6140391357                8           Refinance           Rapid        72.56         308,400      6.750       20011001
6141541398                1            Purchase         Standard       70.00         367,500      6.875       20010901
6141584026                6       Cash-out Refinance    Standard       70.00         637,000      6.875       20011001
6142136438                8           Refinance         Standard       42.52         691,000      6.875       20011001
6143026588                1            Purchase         Standard       95.00         351,500      6.875       20011001
6143582531                6       Cash-out Refinance      Rapid        68.57         360,000      6.875       20011001
6144415301                1            Purchase         Standard       80.00         300,000      6.500       20011101
6144569263                1            Purchase         Standard       80.00         418,000      7.125       20011001
6144709646                8           Refinance           Rapid        65.18         338,967      6.500       20011101
6145253982                8           Refinance           Rapid        79.24         316,980      7.250       20011001
6145633209                8           Refinance         Standard       58.82         500,000      6.875       20010801
6146072274                1            Purchase          Stated        72.95         321,000      6.625       20011001
6146166548                1            Purchase         Standard       80.00         576,000      6.750       20011001
6146861239                1            Purchase         Standard       75.00         328,125      5.500       20011101
6148786178                8           Refinance           Rapid        70.00         315,000      6.625       20011001
6149343029                6       Cash-out Refinance      Rapid        80.00         348,000      6.750       20010901
6151498034                1            Purchase           Rapid        73.81         308,000      6.750       20011001
6151766273                6       Cash-out Refinance      Rapid        80.00         292,000      6.875       20011101
6152250301                1            Purchase           Rapid        80.00         395,400      6.500       20011001
6153189169                6       Cash-out Refinance      Rapid        56.33         400,000      6.750       20011001
6153982837                1            Purchase         Standard       95.00         356,250      6.750       20010901
6154297276                8           Refinance         Standard       75.36         358,000      6.875       20011001
6154399015                8           Refinance           Rapid        78.98         500,000      7.000       20010801
6154403098                6       Cash-out Refinance    Standard       60.97         500,000      6.500       20011001
6154588476                1            Purchase           Rapid        80.00         575,200      6.875       20011001
6154675604                1            Purchase         Standard       75.84         650,000      6.875       20010801
6154855123                6       Cash-out Refinance      Rapid        67.29         461,000      6.875       20011001
6156015445                8           Refinance         Standard       80.00         320,000      6.750       20011101
6156419332                8           Refinance           Rapid        71.00         497,000      6.875       20010901
6157347094                6       Cash-out Refinance    Standard       37.03         500,000      7.250       20010901
6157453496                1            Purchase         Standard       80.00         304,000      6.625       20011101
6157803781                8           Refinance         Standard       41.10         411,000      6.125       20011001
6158073434                8           Refinance           Rapid        77.27         595,000      6.500       20010901
6158492659                6       Cash-out Refinance    Standard       60.69         349,000      6.375       20010901
6159450888                1            Purchase           Rapid        42.85         375,000      7.375       20010801
6159463840                1            Purchase           Rapid        80.00         311,920      6.625       20011001
6160132657                1            Purchase           Rapid        51.06         600,000      7.375       20010901
6160327869                1            Purchase           Rapid        80.00         344,800      6.375       20011001
6160885536                1            Purchase           Rapid        79.86         595,000      6.750       20010901
6161520116                1            Purchase           Rapid        80.00         296,000      6.625       20011001
6161565533                1            Purchase         Standard       80.00         470,400      7.375       20010901
6162136144                1            Purchase         Standard       80.00         336,000      6.375       20010901
6162162595                6       Cash-out Refinance      Rapid        26.47         450,000      6.750       20010901
6162300708                6       Cash-out Refinance      Rapid        69.76         450,000      6.750       20011001
6162399874                1            Purchase           Rapid        73.17         600,000      6.875       20011001
6164076660                1            Purchase         Standard       67.50         405,000      6.500       20010801
6165448520                1            Purchase           Rapid        80.00         384,000      6.625       20010801
6165513794                6       Cash-out Refinance      Rapid        27.38         356,000      6.625       20010801
6166931649                1            Purchase         Standard       79.92         312,000      6.750       20011001
6167583530                6       Cash-out Refinance    Standard       58.08         726,000      6.500       20011101
6168165295                8           Refinance           Rapid        77.30         545,000      6.625       20011101
6168246764                8           Refinance           Rapid        11.36         500,000      6.375       20010901
6169354898                1            Purchase         Standard       80.00         568,000      6.500       20010901
6170903147                1            Purchase           Rapid        80.00         540,000      6.875       20011001
6171223727                8           Refinance         Standard       80.00         372,000      6.750       20010901
6171871152                8           Refinance       All Ready Home   34.65         314,300      6.750       20010801
6172507268                6       Cash-out Refinance      Rapid        60.82         528,000      6.750       20010901
6172548593                1            Purchase           Rapid        80.00         476,800      6.750       20011001
6172732114                6       Cash-out Refinance    Standard       79.79         395,000      6.875       20011101
6172809698                1            Purchase           Rapid        80.00         298,400      6.125       20011001
6173277366                6       Cash-out Refinance   TSaver-NC1      68.61         404,834      6.125       20011101
6173467363                1            Purchase         Standard       80.00         320,000      6.875       20010901
6174189693                6       Cash-out Refinance      Rapid        71.59         315,000      6.875       20010901
6174440054                1            Purchase         Standard       95.00         294,500      6.750       20011101
6175227336                6       Cash-out Refinance      Rapid        43.16         300,000      6.750       20011001
6175371837                1            Purchase         Standard       79.86         694,000      6.375       20010901
6175936670                1            Purchase         Standard       80.00         292,000      6.750       20011001
6176598966                1            Purchase           Rapid        48.24         480,000      6.375       20011101
6177001812                1            Purchase           Rapid        76.92         330,000      6.750       20010901
6177143879                6       Cash-out Refinance      Rapid        66.10         330,500      6.875       20010901
6177633523                1            Purchase         Standard       63.27         700,000      7.125       20010901
6178116262                1            Purchase           Rapid        80.00         462,400      6.875       20011101
6178153257                8           Refinance         Standard       65.27         489,557      6.750       20011001
6178557747                8           Refinance           Rapid        50.70         456,378      6.500       20011001
6178965221                1            Purchase         Standard       80.00         480,000      6.750       20011101
6179710063                8           Refinance           Rapid        46.66         350,000      6.750       20011001
6179824849                8           Refinance           Rapid        63.38         450,000      7.250       20010901
6179832495                1            Purchase         Standard       80.00         319,200      6.000       20011001
6180337963                8           Refinance           Rapid        40.00         700,000      6.875       20010801
6181536019                6       Cash-out Refinance    Standard       59.09         650,000      6.500       20011101
6181592780                1            Purchase         Standard       44.76         325,000      6.750       20011101
6181756476                1            Purchase           Rapid        80.00         440,000      7.375       20010901
6181940229                8           Refinance           Rapid        73.03         723,000      6.750       20010801
6183361564                8           Refinance       All Ready Home   69.60         284,000      6.875       20010901
6183785200                6       Cash-out Refinance    Standard       59.68         496,000      6.875       20011101
6184504386                1            Purchase           Rapid        80.00         440,000      5.750       20011101
6184516091                1            Purchase           Rapid        80.00         350,400      7.000       20010901
6185073324                1            Purchase           Rapid        76.66         575,000      6.625       20010901
6185741995                8           Refinance       All Ready Home   49.38         321,000      6.625       20011001
6185860522                8           Refinance           Rapid        78.23         747,100      6.875       20011001
6186042567                6       Cash-out Refinance    Standard       68.82         382,000      6.750       20010901
6186117120                8           Refinance        Tsaver-NC2      55.55         500,000      6.500       20011101
6186284672                1            Purchase         Standard       80.00         360,000      6.500       20010901
6186560204                8           Refinance           Rapid        75.78         360,000      6.875       20010801
6186628126                8           Refinance           Rapid        75.00         330,000      6.875       20010801
6186814106                1            Purchase         Standard       77.52         862,500      7.000       20010801
6187830457                1            Purchase           Rapid        80.00         606,400      6.875       20010901
6188655796                8           Refinance           Rapid        80.00         712,000      7.000       20011001
6188678822                8           Refinance           Rapid        50.00       1,000,000      6.625       20011101
6188957390                1            Purchase         Standard       85.00         340,000      6.875       20011001
6189002881                6       Cash-out Refinance    Standard       58.91         380,000      7.000       20011001
6190323391                1            Purchase           Rapid        90.00         596,250      7.500       20010901
6190674462                1            Purchase           Rapid        80.00         728,000      7.250       20010901
6190770963                1            Purchase           Rapid        79.86         577,000      6.625       20011001
6190996543                1            Purchase         Standard       80.00         600,000      6.875       20011001
6192336862                8           Refinance         Standard       45.33         544,000      6.500       20011101
6192493143                8           Refinance           Rapid        41.15         465,000      6.750       20011001
6192736152                8           Refinance           Rapid        63.28         424,000      6.625       20011001
6192791454                6       Cash-out Refinance     Reduced       18.64         400,000      7.000       20010901
6193075139                8           Refinance         Standard       77.92         300,000      6.250       20010901
6193252936                8           Refinance         Standard       80.00         740,000      6.250       20011001
6195270100                1            Purchase           Rapid        80.00         690,000      6.625       20011001
6195649360                1            Purchase         Standard       80.00         320,400      6.750       20011001
6196003773                1            Purchase           Rapid        77.02         285,000      6.875       20011001
6196027947                8           Refinance         Standard       80.00         472,000      6.625       20010801
6196715723                8           Refinance           Rapid        63.38         322,000      6.625       20011101
6196930298                6       Cash-out Refinance     Reduced       70.00         630,000      6.750       20011101
6197667402                1            Purchase           Rapid        80.00         440,000      7.125       20010901
6197673731                1            Purchase        TSaver-NC1      80.00         348,000      6.375       20011101
6199106177                6       Cash-out Refinance    Standard       64.81         350,000      7.250       20010901
6199158764                8           Refinance       All Ready Home   79.17         422,000      6.750       20010801
6201700181                1            Purchase         Standard       80.00         436,800      6.625       20011001
6203225138                1            Purchase           Rapid        61.12         455,905      6.875       20011001
6207577518                1            Purchase           Rapid        80.00         668,000      6.750       20011001
6207798528                1            Purchase           Rapid        75.37         505,000      6.625       20010901
6209119988                6       Cash-out Refinance    Standard       75.00         392,250      7.375       20010801
6209257705                8           Refinance         Standard       37.82         435,000      6.875       20010901
6210917859                8           Refinance         Standard       61.81         340,000      6.875       20011001
6211222986                6       Cash-out Refinance    Standard       41.02         400,000      6.750       20011001
6211284135                1            Purchase           Rapid        80.00         552,000      6.750       20011001
6211703662                1            Purchase         Standard       56.49       1,000,000      6.625       20011001
6211718561                6       Cash-out Refinance    Standard       74.92         487,000      6.750       20011001
6211835951                1            Purchase         Standard       79.81         315,250      6.875       20010901
6213738716                8           Refinance         Standard       74.70         579,000      6.750       20011001
6215027316                1            Purchase           Rapid        77.84         650,000      6.625       20010801
6215439164                1            Purchase           Rapid        77.34         420,000      5.875       20011101
6215706406                1            Purchase           Rapid        80.00         468,381      6.875       20010901
6216337672                6       Cash-out Refinance    Standard       60.14         415,000      7.000       20010901
6217017075                6       Cash-out Refinance    Standard       80.00         456,000      6.750       20011101
6217204905                8           Refinance       All Ready Home   71.86         304,000      6.750       20011101
6217311155                1            Purchase         Standard       80.00         309,200      7.375       20010901
6218563325                6       Cash-out Refinance    Standard       54.16         650,000      7.125       20010901
6218600689                8           Refinance         Standard       55.99         453,000      6.750       20011001
6218688288                1            Purchase         Standard       75.00         825,000      6.375       20011101
6218988571                1            Purchase           Rapid        79.99         665,700      6.500       20011001
6219019608                1            Purchase         Standard       72.00         450,000      6.750       20011001
6219728778                1            Purchase           Rapid        80.00         312,000      6.500       20011101
6220014176                1            Purchase         Standard       80.00         392,000      6.625       20011001
6221570028                1            Purchase           Rapid        80.00         498,012      6.500       20010901
6221682229                8           Refinance           Rapid        58.47         497,000      6.875       20011001
6221715334                8           Refinance         Standard       79.18         514,700      6.625       20011101
6221868265                8           Refinance         Standard       56.22         506,000      6.500       20011101
6222433382                6       Cash-out Refinance      Rapid        62.80         380,000      6.625       20010901
6222706761                1            Purchase         Standard       80.00         524,000      6.375       20010901
6223751618                8           Refinance           Rapid        79.78         300,000      6.750       20011001
6223909232                6       Cash-out Refinance    Standard       63.70         395,000      7.000       20010801
6224017720                8           Refinance           Rapid        80.00         368,000      6.500       20011001
6224168093                1            Purchase         Standard       72.34         510,000      6.875       20011001
6224314952                1            Purchase           Rapid        76.14         750,000      6.750       20011001
6224329497                6       Cash-out Refinance    Standard       69.69         575,000      6.625       20011001
6224550993                1            Purchase           Rapid        74.07         600,000      6.375       20011001
6225165205                1            Purchase           Rapid        80.00         348,000      6.750       20011101
6225630000                1            Purchase           Rapid        80.00         360,000      6.750       20010901
6225668919                6       Cash-out Refinance    Standard       29.62         400,000      7.000       20011001
6225932281                1            Purchase         Standard       80.00         348,000      6.625       20011001
6226057104                1            Purchase           Rapid        80.00         365,600      6.625       20010901
6226480306                8           Refinance         Standard       60.83         870,000      6.875       20010901
6226498811                6       Cash-out Refinance      Rapid        70.00         301,000      6.750       20011101
6226961198                1            Purchase           Rapid        79.91         370,400      6.500       20010901
6227126668                8           Refinance           Rapid        79.78         750,000      7.250       20010901
6228113269                8           Refinance           Rapid        72.05         385,500      6.750       20011101
6228442569                1            Purchase           Rapid        80.00         340,000      6.625       20011101
6228647324                1            Purchase         Standard       80.00         320,000      6.750       20011001
6231032688                8           Refinance         Standard       51.21         525,000      6.750       20010901
6232049970                6       Cash-out Refinance    Standard       66.47         472,000      6.750       20011101
6232121696                8           Refinance       All Ready Home   69.75         715,000      6.625       20011001
6232428885                1            Purchase         Standard       79.99         406,384      5.500       20011001
6232920691                6       Cash-out Refinance    Standard       60.42         287,000      6.875       20011101
6233071163                1            Purchase         Standard       80.00         960,000      6.750       20011001
6233505293                6       Cash-out Refinance    Standard       69.56         800,000      7.250       20010801
6234020110                8           Refinance           Rapid        16.66       1,000,000      6.625       20011101
6235830301                1            Purchase         Standard       80.00         394,400      6.500       20011001
6236518707                8           Refinance           Rapid        70.00         381,500      6.500       20010901
6237354128                1            Purchase           Rapid        75.00         637,500      7.500       20010901
6237421513                1            Purchase         Standard       60.71         425,000      5.500       20011001
6237521981                6       Cash-out Refinance      Rapid        75.00         285,000      6.625       20011101
6237920902                1            Purchase         Standard       80.00         392,000      6.750       20011101
6238050691                8           Refinance           Rapid        13.46         350,000      6.875       20010801
6238264474                1            Purchase           Rapid        80.00         480,000      6.500       20011001
6238562372                1            Purchase           Rapid        80.00         331,600      6.750       20011001
6238785320                8           Refinance           Rapid        65.48         370,000      6.875       20011001
6238998279                8           Refinance         Standard       60.17         346,000      6.625       20011001
6239393900                1            Purchase           Rapid        80.00         620,000      6.875       20010901
6239854414                8           Refinance         Standard       51.08         705,000      6.625       20011101
6240130689                8           Refinance         Standard       77.24         335,250      6.750       20011101
6240815602                6       Cash-out Refinance    Standard       55.55         500,000      7.000       20010901
6241442695                1            Purchase         Standard       57.97         400,000      6.875       20011001
6241893376                1            Purchase           Rapid        80.00         628,000      6.750       20010901
6242754049                6       Cash-out Refinance    Standard       45.57         695,000      6.750       20010901
6243234637                1            Purchase           Rapid        80.00         319,200      6.625       20011001
6243800874                1            Purchase         Standard       73.85         565,000      6.500       20011001
6244396278                1            Purchase         Standard       80.00         399,200      6.625       20011001
6245415820                8           Refinance           Rapid        45.16         345,500      6.500       20011101
6246529579                1            Purchase           Rapid        80.00         308,000      6.625       20011001
6246761701                1            Purchase         Standard       75.00         393,750      6.500       20011101
6247112359                8           Refinance           Rapid        22.79         775,000      6.875       20011001
6247497289                6       Cash-out Refinance    Standard       79.87         307,500      7.125       20010901
6248205160                6       Cash-out Refinance    Standard       51.63         568,000      6.875       20011001
6249030898                1            Purchase         Standard       80.00         680,000      6.875       20010901
6250276331                6       Cash-out Refinance    Standard       67.98         310,000      7.000       20010801
6252404519                8           Refinance           Rapid        74.27         508,800      6.250       20011101
6252860223                6       Cash-out Refinance      Rapid        59.96         349,000      6.625       20010801
6255077973                1            Purchase           Rapid        61.53         400,000      6.500       20010801
6256229417                8           Refinance          Stated        66.17         407,000      6.500       20011101
6256245942                1            Purchase         Standard       80.00         424,000      5.875       20010901
6256649184                6       Cash-out Refinance      Rapid        61.01         360,000      6.625       20011001
6257688967                8           Refinance       All Ready Home   61.80         309,000      6.625       20010901
6257782729                6       Cash-out Refinance   Timesaver-1     73.50         294,000      5.750       20011101
6258304580                1            Purchase           Rapid        70.00         645,050      7.000       20011001
6258318895                1            Purchase         Standard       75.00         566,175      6.375       20011001
6258438578                1            Purchase           Rapid        75.90         314,985      6.875       20010901
6259970264                1            Purchase           Rapid        80.00         332,000      6.625       20011001
6260180630                8           Refinance           Rapid        70.33         473,000      6.750       20011001
6260410243                6       Cash-out Refinance    Standard       75.00         345,000      6.875       20011001
6261267303                1            Purchase         Standard       72.24         395,000      6.500       20011101
6261564188                8           Refinance         Standard       77.52         337,250      6.750       20010901
6262120303                8           Refinance           Rapid        77.96         460,000      6.500       20011001
6262770743                8           Refinance         Standard       80.00         512,000      7.000       20011001
6263044056                8           Refinance         Standard       58.94         560,000      6.875       20010801
6263387505                1            Purchase         Standard       80.00         478,297      7.000       20010801
6263944735                1            Purchase           Rapid        67.34         330,000      6.625       20011001
6264316073                8           Refinance         Standard       77.22         390,000      6.875       20011001
6265474277                6       Cash-out Refinance    Standard       57.00         285,000      6.750       20011001
6266197471                1            Purchase           Rapid        80.00         356,000      7.000       20010901
6266273009                1            Purchase           Rapid        64.87         483,850      6.875       20010901
6266300729                6       Cash-out Refinance      Rapid        65.00         910,000      7.500       20010901
6266978029                6       Cash-out Refinance     Reduced       43.95         400,000      7.375       20010901
6267236476                1            Purchase         Standard       80.00         368,800      6.875       20011001
6267442421                8           Refinance         Standard       71.52         319,000      7.125       20010901
6268293237                1            Purchase           Rapid        73.46         425,000      6.625       20011001
6268325690                1            Purchase         Standard       80.00         288,000      6.875       20010901
6268458384                1            Purchase         Standard       80.00         336,800      6.750       20011001
6268857619                8           Refinance           Rapid        72.78         575,000      7.125       20011001
6269871742                6       Cash-out Refinance      Rapid        68.57         360,000      6.875       20011001
6270216259                1            Purchase         Standard       80.00         334,000      6.750       20011001
6270423285                1            Purchase           Rapid        80.00         366,320      6.250       20011001
6271109081                6       Cash-out Refinance    Standard       49.23         320,000      6.875       20011101
6272515252                8           Refinance           Rapid        74.72         340,000      7.125       20011101
6272733897                6       Cash-out Refinance      Rapid        69.09         380,000      6.625       20011001
6273068368                1            Purchase         Standard       80.00         472,000      6.500       20011101
6273139649                1            Purchase         Standard       80.00         453,600      7.125       20010901
6273286820                8           Refinance         Standard       43.01       1,000,000      6.875       20010901
6274047536                8           Refinance       All Ready Home   64.06         410,000      6.625       20010901
6274218467                1            Purchase           Rapid        67.31         589,000      7.125       20010901
6274311585                6       Cash-out Refinance    Standard       69.58         421,000      6.625       20011101
6275010244                1            Purchase         Standard       80.00         743,200      6.750       20011001
6275450218                6       Cash-out Refinance      Rapid        75.00         412,500      6.500       20011001
6276079537                8           Refinance         Standard       80.00         364,000      6.875       20011001
6276567036                8           Refinance           Rapid        80.00         620,000      6.875       20011001
6277941800                8           Refinance         Standard       38.42         807,000      6.875       20010801
6279052051                1            Purchase           Rapid        79.78         750,000      6.500       20011001
6279343104                8           Refinance           Rapid        75.30         308,000      6.875       20011001
6279495615                6       Cash-out Refinance    Standard       70.00         581,000      6.625       20010901
6280160430                6       Cash-out Refinance    Standard       75.00         355,500      6.875       20010801
6280206332                1            Purchase         Standard       50.00         311,000      7.000       20010901
6281427614                1            Purchase           Rapid        79.98         310,700      6.750       20010901
6281859212                1            Purchase         Standard       80.00         508,680      7.000       20011001
6282106704                8           Refinance           Rapid        78.22         375,500      6.750       20011101
6282201158                6       Cash-out Refinance      Rapid        70.00         637,700      6.875       20010901
6282553723                1            Purchase         Standard       85.00         595,850      6.750       20011101
6284296891                1            Purchase         Standard       79.99         510,450      7.000       20010901
6284720411                1            Purchase           Rapid        57.69         750,000      7.000       20011001
6284977599                8           Refinance         Standard       74.55         375,000      7.000       20010901
6286893851                1            Purchase           Rapid        80.00         460,000      6.625       20011001
6286918427                8           Refinance         Standard       60.76         790,000      6.750       20011101
6287525056                6       Cash-out Refinance    Standard       58.33         700,000      6.875       20011101
6287841529                8           Refinance         Standard       52.43         970,000      6.750       20011001
6288026344                6       Cash-out Refinance    Standard       57.14         600,000      6.625       20011101
6288246710                1            Purchase           Rapid        80.00         344,000      7.125       20011001
6288371930                8           Refinance         Standard       74.86         700,000      6.750       20010901
6288605550                8           Refinance       All Ready Home   65.04         992,000      7.125       20011001
6288684167                8           Refinance           Rapid        73.37         282,500      6.875       20011001
6289516384                6       Cash-out Refinance      Rapid        53.59         343,000      6.750       20011001
6290230827                1            Purchase         Standard       77.60         648,000      7.125       20010901
6290348918                1            Purchase           Rapid        80.00         380,000      6.750       20010901
6291939533                1            Purchase           Rapid        80.00         352,000      6.375       20011101
6292087795                1            Purchase         Standard       95.00         301,625      6.875       20010901
6292599716                8           Refinance           Rapid        42.32         634,837      6.250       20011101
6292603633                1            Purchase           Rapid        41.86         360,000      6.625       20010901
6292675193                1            Purchase           Rapid        58.82       1,000,000      6.375       20010901
6292946818                6       Cash-out Refinance     Reduced       79.30         295,000      6.875       20011001
6293125495                8           Refinance           Rapid        80.00         336,000      7.000       20011101
6293296197                6       Cash-out Refinance    Standard       52.30         340,000      6.625       20011101
6293587157                1            Purchase         Standard       80.00         488,000      6.875       20011001
6294085284                8           Refinance           Rapid        75.65         317,750      6.500       20011001
6294197584                8           Refinance           Rapid        74.77         658,000      6.750       20011001
6294595084                1            Purchase           Rapid        80.00         345,600      7.000       20011001
6294828238                8           Refinance           Rapid        79.80         328,000      6.500       20011101
6295312273                8           Refinance         Standard       78.84         410,000      6.500       20011001
6295696295                6       Cash-out Refinance      Rapid        17.56         325,000      6.875       20010801
6296099036                1            Purchase         Standard       79.99         439,125      6.750       20011101
6296234559                6       Cash-out Refinance      Rapid        63.47         365,000      6.750       20011101
6296235754                1            Purchase         Standard       70.00         542,500      6.500       20011001
6296874982                8           Refinance           Rapid        80.00         320,000      7.125       20011001
6297317098                6       Cash-out Refinance    Standard       70.00         682,500      7.125       20010801
6298278356                8           Refinance         Standard       64.00         432,000      6.875       20010901
6298798551                8           Refinance         Standard       71.55         415,000      6.625       20010801
6298991214                8           Refinance           Rapid        72.94         693,000      6.500       20011001
6299112232                8           Refinance           Rapid        61.09         840,000      6.750       20010901
6300704894                8           Refinance           Rapid        73.26         359,000      7.125       20010901
6300732143                1            Purchase         Standard       80.00         504,000      6.875       20010901
6300984736                1            Purchase         Standard       80.00         392,000      5.625       20011001
6301086788                1            Purchase           Rapid        76.54         329,000      6.125       20011001
6301233844                8           Refinance         Standard       51.82         958,728      6.875       20011001
6301415847                8           Refinance         Standard       60.57         399,800      6.750       20010901
6302517450                1            Purchase           Rapid        79.99         736,050      6.750       20011101
6302939423                1            Purchase           Rapid        80.00         392,800      6.250       20011001
6303825589                8           Refinance         Standard       40.00         400,000      6.375       20011101
6305015007                8           Refinance         Standard       77.80         583,500      6.625       20011101
6305051168                6       Cash-out Refinance    Standard       62.50         405,000      7.000       20011001
6305390897                1            Purchase           Rapid        78.26         360,000      6.625       20011001
6305741792                1            Purchase           Rapid        80.00         384,000      7.000       20010901
6306198307                8           Refinance           Rapid        53.27         325,000      7.000       20010901
6307057247                1            Purchase           Rapid        80.00         396,000      6.625       20011001
6307263225                8           Refinance         Standard       61.53         800,000      6.750       20011001
6307446283                1            Purchase           Rapid        57.31         470,000      6.375       20011101
6307763349                1            Purchase           Rapid        80.00         353,600      6.750       20011101
6308042537                1            Purchase         Standard       69.97         390,964      6.125       20010801
6308107611                8           Refinance           Rapid        77.03         539,214      6.625       20011001
6308449658                1            Purchase           Rapid        75.00         956,250      6.125       20011101
6308729703                1            Purchase         Standard       80.00         346,000      7.125       20010901
6308802476                8           Refinance           Rapid        36.00         360,000      6.750       20011001
6309065461                1            Purchase           Rapid        71.42         350,000      6.000       20010901
6309091442                8           Refinance           Rapid        79.76         466,600      6.750       20011001
6309457486                1            Purchase           Rapid        65.95         400,000      6.875       20010801
6309626122                8           Refinance       All Ready Home   60.00         750,000      6.500       20011101
6311524265                1            Purchase         Standard       80.00         394,240      6.875       20010801
6312172114                1            Purchase         Standard       80.00         440,000      6.625       20010901
6312467167                1            Purchase           Rapid        80.00         368,000      6.875       20011001
6312985127                1            Purchase        TSaver-NC1      66.66         500,000      6.250       20011101
6313362862                8           Refinance           Rapid        67.87         560,000      6.500       20011101
6314219830                1            Purchase         Standard       80.00         452,000      6.500       20010901
6315046851                1            Purchase           Rapid        79.99         337,400      7.250       20010901
6315421609                6       Cash-out Refinance    Standard       56.00         392,000      6.500       20011101
6315941382                8           Refinance           Rapid        67.30         387,000      7.000       20010901
6316591855                1            Purchase         Standard       80.00         356,800      7.000       20010901
6316651998                1            Purchase         Standard       74.98         321,700      7.000       20011001
6316920237                1            Purchase         Standard       80.00         296,000      7.000       20011001
6318164933                1            Purchase           Rapid        80.00         412,000      6.875       20010901
6318560379                1            Purchase           Rapid        80.00         472,000      7.250       20010801
6319337264                8           Refinance           Rapid        42.94         365,000      6.750       20010701
6319351034                1            Purchase         Standard       80.00         519,200      7.000       20011001
6319525579                8           Refinance         Standard       60.00         480,000      6.750       20010901
6319580194                6       Cash-out Refinance    Standard       47.71         334,000      6.875       20011001
6319600877                8           Refinance         Standard       50.77         568,650      6.750       20011001
6319848518                8           Refinance           Rapid        48.00         360,000      6.625       20011101
6320260471                8           Refinance         Standard       80.00         560,800      6.875       20011001
6321478932                8           Refinance       All Ready Home   54.97         618,500      6.375       20010901
6321794304                1            Purchase           Rapid        75.00         427,500      7.125       20010901
6321889963                8           Refinance           Rapid        60.00         420,000      6.625       20011101
6322009645                8           Refinance         Standard       78.12         500,000      7.000       20010901
6322587830                1            Purchase           Rapid        80.00         388,000      6.500       20010801
6322899839                1            Purchase           Rapid        49.91         299,000      6.625       20011001
6323191020                8           Refinance           Rapid        79.30         333,100      6.750       20011101
6324892493                8           Refinance           Rapid        61.68         456,500      6.750       20011001
6325566997                1            Purchase           Rapid        80.00         336,000      6.375       20011101
6325648944                8           Refinance         Standard       57.91         333,000      6.750       20011001
6325990346                8           Refinance         Standard       95.00         441,750      7.125       20010901
6326151195                6       Cash-out Refinance      Rapid        54.33         345,000      6.500       20011101
6327275464                8           Refinance         Standard       80.00         372,000      6.750       20010801
6327558869                8           Refinance           Rapid        75.04         401,500      6.500       20011001
6328269466                8           Refinance         Standard       33.76         878,000      7.000       20011001
6328812935                8           Refinance           Rapid        70.50         359,600      6.750       20010701
6329095647                8           Refinance           Rapid        80.00         644,000      6.250       20011001
6329423575                1            Purchase           Rapid        67.34         330,000      6.500       20011001
6329693029                8           Refinance       All Ready Home   64.28         363,205      6.875       20011001
6330463768                1            Purchase           Rapid        40.00         500,000      6.625       20010801
6333719380                8           Refinance           Rapid        80.00         412,000      6.500       20011101
6337905670                1            Purchase         Standard       94.07         400,000      7.125       20011001
6337949058                8           Refinance         Standard       71.48         321,694      7.375       20010901
6338338269                1            Purchase         Standard       90.00         383,400      6.875       20011101
6338646257                6       Cash-out Refinance    Standard       40.00         520,000      7.500       20010901
6338865014                1            Purchase           Rapid        60.27         349,000      6.750       20010901
6339714914                1            Purchase           Rapid        68.18         900,000      6.375       20010901
6339950831                6       Cash-out Refinance    Standard       80.00         375,200      6.750       20011001
6341312657                1            Purchase           Rapid        75.13         556,000      6.625       20011001
6341386305                1            Purchase         Standard       90.00         342,000      6.875       20011001
6342808166                8           Refinance           Rapid        65.00         650,000      6.500       20010901
6343313190                1            Purchase         Standard       80.00         464,000      6.625       20010901
6345112954                1            Purchase           Rapid        64.65         750,000      6.625       20011001
6345604828                6       Cash-out Refinance      Rapid        73.72         317,000      6.875       20010801
6345851411                1            Purchase           Rapid        75.00         956,250      6.750       20011101
6346360958                1            Purchase         Standard       80.00         408,000      6.750       20011001
6347313899                6       Cash-out Refinance      Rapid        64.92         409,000      6.875       20010801
6347666270                1            Purchase         Standard       75.15         750,000      6.875       20011001
6347686294                1            Purchase           Rapid        80.00         448,000      6.750       20011001
6347886670                1            Purchase         Standard       80.00         880,000      7.375       20010901
6350404163                6       Cash-out Refinance      Rapid        78.73         374,000      7.000       20010901
6350588049                1            Purchase         Standard       79.54         350,000      6.875       20010901
6350640394                1            Purchase           Rapid        55.00         486,750      6.250       20010901
6350777824                6       Cash-out Refinance      Rapid        60.74         653,000      6.875       20011001
6351387771                1            Purchase           Rapid        71.55         415,000      6.625       20011001
6351462004                8           Refinance           Rapid        57.32         450,000      6.500       20011001
6351769762                8           Refinance           Rapid        55.98         363,900      7.000       20010901
6352541616                1            Purchase           Rapid        75.00         493,875      7.000       20011001
6352773110                1            Purchase           Rapid        80.00         448,000      7.250       20010901
6353631929                1            Purchase         Standard       90.00         495,000      6.750       20011001
6353853960                6       Cash-out Refinance    Standard       45.45       1,000,000      6.625       20011101
6353892711                1            Purchase         Standard       70.00         804,300      6.750       20010801
6354029479                1            Purchase           Rapid        80.00         400,000      7.125       20011001
6354089895                8           Refinance         Standard       55.52         694,000      6.875       20011001
6355155711                8           Refinance           Rapid        60.00         375,000      6.750       20011001
6356981446                1            Purchase           Rapid        80.00         552,000      7.125       20010901
6358014493                8           Refinance           Rapid        80.00         388,000      6.875       20011001
6358779517                8           Refinance           Rapid        80.00         672,000      6.750       20011101
6359637805                1            Purchase         Standard       75.00         374,250      6.750       20010901
6360165853                8           Refinance         Standard       46.81         515,000      6.875       20011001
6361592881                1            Purchase           Rapid        80.00         437,680      6.500       20010901
6361901777                1            Purchase           Rapid        68.71         560,000      6.250       20011001
6362510593                1            Purchase         Standard       65.50         750,000      6.625       20011001
6362547470                1            Purchase        TSaver-NC1      80.00         440,000      6.500       20011101
6362745595                6       Cash-out Refinance    Standard       70.00         548,800      6.875       20010901
6362963180                8           Refinance         Standard       79.64         545,600      7.000       20011101
6363653368                1            Purchase         Standard       76.59         337,000      6.750       20010901
6364110301                6       Cash-out Refinance      Rapid        73.33         297,000      7.000       20011001
6364924602                1            Purchase         Standard       80.00         372,000      6.500       20011101
6364929767                8           Refinance           Rapid        80.00         476,000      6.500       20011001
6365126306                1            Purchase           Rapid        80.00         500,000      6.500       20010801
6365304770                1            Purchase           Rapid        80.00         280,000      6.625       20011001
6365319083                8           Refinance           Rapid        65.44         481,000      6.500       20010901
6365784872                1            Purchase         Standard       77.87         514,000      5.875       20011001
6366209119                1            Purchase           Rapid        80.00         484,000      6.625       20011101
6367521074                1            Purchase           Rapid        80.00         352,800      5.750       20010901
6367846521                1            Purchase         Standard       80.00         457,600      6.750       20011101
6368105703                1            Purchase           Rapid        66.14         488,500      5.750       20011101
6368288640                1            Purchase           Rapid        80.00         343,200      7.000       20011001
6370364405                1            Purchase         Standard       79.98         358,200      6.875       20011001
6370539600                1            Purchase           Rapid        80.00         288,000      6.875       20010901
6370730936                1            Purchase           Rapid        80.00         304,000      6.750       20011001
6370800689                1            Purchase           Rapid        69.74         650,000      6.750       20011001
6371321933                8           Refinance           Rapid        73.25         315,000      7.000       20011001
6371529428                1            Purchase           Rapid        80.00         335,200      6.625       20010901
6371907632                1            Purchase         Standard       80.00         348,000      7.000       20010901
6372025970                8           Refinance           Rapid        57.31         470,000      6.500       20010801
6372110871                6       Cash-out Refinance    Standard       74.07         500,000      7.125       20011001
6372376001                8           Refinance         Standard       43.03         581,000      6.375       20011001
6372701026                6       Cash-out Refinance     Reduced       69.84         440,000      6.750       20011001
6373008553                1            Purchase           Rapid        80.00         372,000      6.875       20011001
6376044522                1            Purchase           Rapid        80.00         468,000      6.875       20011001
6376054943                1            Purchase        Timesaver-2     70.00         560,000      6.375       20011101
6376236854                1            Purchase         Standard       95.00         362,900      6.625       20011001
6376783970                8           Refinance           Rapid        80.00         408,000      7.500       20010901
6377035164                1            Purchase         Standard       75.00         483,760      7.125       20011001
6377138018                1            Purchase         Standard       79.99         414,300      6.375       20011101
6377656357                1            Purchase         Standard       80.00         344,000      7.125       20010901
6378102260                1            Purchase          Reduced       54.74         375,000      6.875       20011001
6378847229                8           Refinance           Rapid        31.24         999,990      6.750       20011001
6378991241                1            Purchase           Rapid        80.00         560,800      6.750       20011001
6379433797                8           Refinance         Standard       40.77         367,000      6.875       20010901
6380087293                8           Refinance           Rapid        53.84         700,000      6.500       20010901
6380390275                8           Refinance           Rapid        57.00         370,500      6.500       20010901
6380855293                1            Purchase         Standard       80.00         383,600      6.500       20011101
6380978772                1            Purchase         Standard       75.00         307,500      6.625       20011001
6381225033                1            Purchase         Standard       80.00         319,200      7.000       20010701
6381230132                1            Purchase         Standard       63.79         370,000      7.000       20010901
6381648853                8           Refinance         Standard       74.45         443,000      6.875       20011001
6381801924                8           Refinance         Standard       62.89       1,000,000      7.000       20011001
6382655857                8           Refinance         Standard       73.42         500,000      6.625       20011001
6383014039                1            Purchase         Standard       53.33         600,000      6.500       20010901
6383030308                1            Purchase         Standard       89.96         339,600      6.750       20011101
6383195036                8           Refinance       All Ready Home   51.20         640,000      6.500       20011001
6383228308                1            Purchase           Rapid        77.12         300,000      6.125       20011001
6383898886                1            Purchase         Standard       80.00         496,000      6.875       20011001
6384929672                1            Purchase         Standard       80.00         363,844      6.625       20011001
6385592180                8           Refinance           Rapid        64.53         545,279      6.875       20010901
6385776346                6       Cash-out Refinance      Rapid        75.00         343,500      6.875       20010801
6386316837                8           Refinance       All Ready Home   40.06         581,000      6.875       20010801
6386484924                1            Purchase           Rapid        52.63         350,000      6.125       20011001
6387253898                1            Purchase         Standard       90.00         342,000      6.875       20011101
6387502054                1            Purchase         Standard       80.00         340,000      7.125       20011001
6387995027                1            Purchase         Standard       79.96         455,000      6.875       20011001
6388014513                1            Purchase         Standard       75.00         873,750      6.250       20011001
6388288877                1            Purchase           Rapid        80.00         336,000      6.875       20011101
6388474691                8           Refinance       All Ready Home   70.79         400,000      6.875       20010901
6388840032                1            Purchase           Rapid        68.28         550,000      6.750       20011001
6389040061                8           Refinance         Standard       51.03         396,000      7.000       20010901
6389343259                1            Purchase           Rapid        80.00         288,000      6.500       20011101
6389621944                8           Refinance         Standard       52.00         481,000      6.750       20011101
6390342795                6       Cash-out Refinance    Standard       75.00         354,000      7.125       20011001
6390370168                8           Refinance         Standard       68.57         480,000      6.500       20011101
6390408562                8           Refinance       All Ready Home   69.61         905,000      7.125       20010901
6390892609                8           Refinance           Rapid        63.80         989,000      7.000       20011001
6391042931                1            Purchase           Rapid        80.00         484,000      7.125       20010901
6391412654                8           Refinance         Standard       46.43         750,000      7.000       20011101
6391603922                6       Cash-out Refinance      Rapid        60.00         600,000      6.750       20010801
6392479835                1            Purchase         Standard       73.39       1,000,000      7.125       20011101
6393808255                8           Refinance           Rapid        70.00         420,000      6.625       20011001
6393981979                1            Purchase         Standard       75.00         975,000      6.625       20011101
6394268913                6       Cash-out Refinance    Standard       68.03         415,000      6.750       20011001
6395340455                8           Refinance           Rapid        35.38         460,000      6.375       20011101
6395633180                1            Purchase           Rapid        90.00         337,500      6.875       20011001
6395633933                1            Purchase         Standard       66.66       1,000,000      6.875       20010801
6397042562                8           Refinance         Standard       74.00         296,000      7.000       20010901
6397068930                8           Refinance         Standard       52.14         352,000      6.750       20011001
6397199685                8           Refinance           Rapid        80.00         328,000      6.750       20011001
6397246411                6       Cash-out Refinance      Rapid        38.46         375,000      6.875       20010901
6398292745                8           Refinance         Standard       78.55         392,766      6.750       20010801
6399619193                1            Purchase         Standard       94.99         439,350      6.875       20010901
6399641197                1            Purchase         Standard       94.99         303,952      7.125       20010801
6399652178                1            Purchase         Standard       80.00         412,000      6.750       20011001
6399744892                6       Cash-out Refinance    Standard       70.00         560,000      6.875       20011101
6399993101                8           Refinance         Standard       30.54         565,000      7.000       20010901
6400166341                8           Refinance           Rapid        32.77         508,000      6.250       20011001
6401260325                8           Refinance           Rapid        89.59         310,000      7.125       20011001
6401623977                8           Refinance         Standard       80.00         720,000      6.750       20011001
6402416843                1            Purchase           Rapid        80.00         400,000      6.625       20011001
6402810326                8           Refinance         Standard       65.00         552,500      6.875       20010901
6403669945                1            Purchase         Standard       80.00         300,000      6.875       20011001
6403795096                1            Purchase           Rapid        80.00         292,000      6.875       20010901
6403984088                8           Refinance           Rapid        76.54         382,700      7.250       20010901
6404822535                8           Refinance         Standard       80.00         568,000      6.875       20011001
6405397446                6       Cash-out Refinance    Standard       48.66         365,000      6.500       20011001
6405799575                1            Purchase         Standard       80.00         559,200      6.375       20011101
6406145455                6       Cash-out Refinance      Rapid        63.13         322,000      6.875       20010901
6407150348                1            Purchase         Standard       95.00         384,750      7.000       20011101
6408636121                6       Cash-out Refinance    Standard       57.36         545,000      6.875       20011101
6408745898                1            Purchase           Rapid        80.00         543,200      7.000       20010801
6409004428                1            Purchase         Standard       68.25       1,000,000      6.750       20011101
6409268916                1            Purchase           Rapid        80.00         480,000      6.250       20010901
6409402929                6       Cash-out Refinance      Rapid        52.94         450,000      6.750       20011101
6410076555                1            Purchase           Rapid        80.00         328,000      6.625       20011001
6410086182                8           Refinance         Standard       80.00         344,000      6.500       20011101
6410194085                1            Purchase        TSaver-NC1      80.00         360,000      6.500       20011101
6410394487                1            Purchase           Rapid        80.00         460,000      6.875       20011001
6410446030                1            Purchase         Standard       94.97         427,400      7.500       20011001
6410982406                1            Purchase         Standard       80.00         520,000      6.250       20011101
6411466623                6       Cash-out Refinance    Standard       56.53         735,000      6.375       20011001
6412790500                8           Refinance           Rapid        75.85         409,600      6.375       20010801
6413893949                6       Cash-out Refinance    Standard       71.02         380,000      7.250       20011001
6413900025                1            Purchase           Rapid        50.37         398,000      6.875       20010901
6414783461                1            Purchase         Standard       75.00         303,750      6.250       20011101
6416076211                1            Purchase           Rapid        80.00         332,000      7.125       20011001
6417103584                1            Purchase           Rapid        46.66         700,000      6.875       20011001
6417254841                1            Purchase           Rapid        61.03         650,000      6.875       20010901
6418269608                6       Cash-out Refinance    Standard       70.00         389,900      6.875       20010901
6418275027                8           Refinance           Rapid        79.29         609,000      6.750       20011101
6418794217                1            Purchase           Rapid        80.00         600,000      6.750       20010901
6418899545                1            Purchase         Standard       80.00         324,400      6.375       20011101
6419825853                6       Cash-out Refinance    Standard       54.33         720,000      6.875       20011001
6420312420                1            Purchase         Standard       69.09         380,000      6.625       20010901
6420675495                8           Refinance           Rapid        62.50         400,000      7.125       20010601
6421001600                1            Purchase         Standard       80.00         500,000      7.000       20010901
6421074847                1            Purchase         Standard       80.00         472,000      7.125       20011001
6421211415                1            Purchase           Rapid        80.00         372,000      7.125       20010901
6421465144                1            Purchase         Standard       52.61         300,000      6.875       20011001
6422116787                6       Cash-out Refinance    Standard       68.91         603,000      7.125       20011001
6422134228                8           Refinance           Rapid        73.91         340,000      6.250       20011101
6423027215                6       Cash-out Refinance    Standard       75.00         412,500      6.625       20010901
6423589727                6       Cash-out Refinance      Rapid        61.81         340,000      6.375       20011001
6423636361                1            Purchase           Rapid        80.00         384,000      7.250       20011001
6424647284                8           Refinance         Standard       67.74         586,000      6.250       20011001
6424841556                1            Purchase         Standard       80.00         408,000      6.750       20011001
6425271076                8           Refinance           Rapid        65.04         559,400      7.125       20011001
6425575609                8           Refinance           Rapid        79.75         650,000      6.750       20010801
6425970693                8           Refinance         Standard       55.29         940,000      6.875       20010801
6428259938                6       Cash-out Refinance    Standard       23.39         538,000      6.750       20011001
6428644410                6       Cash-out Refinance      Rapid        63.55         600,000      6.625       20011001
6430120441                8           Refinance           Rapid        69.37         650,000      6.875       20011001
6430169729                8           Refinance         Standard       49.33         740,000      6.375       20011001
6430294725                1            Purchase           Rapid        64.81         350,000      6.375       20010901
6430474822                1            Purchase         Standard       80.00         544,000      7.000       20010901
6430596228                6       Cash-out Refinance    Standard       80.00         342,400      6.750       20011101
6431333589                1            Purchase         Standard       80.00         322,400      6.500       20010901
6431560272                8           Refinance         Standard       79.17         308,000      6.625       20010801
6433003412                1            Purchase           Rapid        80.00         317,600      6.875       20011001
6433252878                6       Cash-out Refinance    Standard       78.83         339,000      6.625       20010901
6433293781                8           Refinance       All Ready Home   39.00         780,000      6.500       20011001
6434711393                8           Refinance           Rapid        79.21         435,700      6.875       20011101
6434836778                1            Purchase           Rapid        80.00         452,000      7.000       20010901
6434974991                8           Refinance           Rapid        64.22         350,000      5.875       20011101
6434994429                1            Purchase           Rapid        77.21         444,000      6.750       20011001
6436840497                8           Refinance           Rapid        56.25         675,000      6.750       20011101
6437963801                8           Refinance         Standard       57.77         390,000      6.875       20011101
6438616192                6       Cash-out Refinance      Rapid        43.07         420,000      6.250       20010901
6438696368                8           Refinance           Rapid        60.44         785,722      6.375       20010901
6439821569                1            Purchase         Standard       56.45         350,000      6.000       20011101
6440050778                1            Purchase         Standard       57.14         500,000      6.375       20011001
6440401120                1            Purchase           Rapid        80.00         392,000      6.500       20010901
6440717822                1            Purchase           Rapid        77.75         650,000      6.625       20010801
6441014419                1            Purchase         Standard       80.00         558,400      6.500       20011001
6441210603                1            Purchase         Standard       80.00         339,600      7.000       20010901
6441264105                8           Refinance         Standard       42.13         316,000      6.625       20010901
6443182636                8           Refinance           Rapid        47.95         434,000      6.750       20011001
6443863474                8           Refinance           Rapid        38.98         350,850      6.625       20011001
6444509506                1            Purchase           Rapid        79.92         422,000      6.625       20010901
6444824756                6       Cash-out Refinance    Standard       60.00         390,000      6.875       20010901
6444839655                8           Refinance           Rapid        72.78         575,000      6.000       20011001
6445452334                8           Refinance         Standard       64.20         404,500      6.750       20011001
6446249150                1            Purchase           Rapid        80.00         292,000      6.250       20010901
6446348259                8           Refinance         Standard       70.00         525,000      7.000       20011001
6446928969                8           Refinance           Rapid        44.73         425,000      5.875       20011101
6447249134                6       Cash-out Refinance    Standard       75.00         555,000      6.875       20011001
6447536266                1            Purchase         Standard       64.74         377,000      7.000       20011001
6448105160                8           Refinance           Rapid        24.90         996,000      6.625       20011001
6448534013                1            Purchase           Rapid        80.00         359,600      7.125       20010901
6449440822                8           Refinance           Rapid        47.61         500,000      6.500       20011101
6450189300                8           Refinance         Standard       77.75         548,200      6.875       20010901
6450359275                8           Refinance         Standard       37.04         313,000      6.500       20010901
6450516684                8           Refinance         Standard       74.83         690,000      6.500       20011101
6451056565                1            Purchase         Standard       80.00         356,000      6.625       20011001
6451071804                1            Purchase         Standard       80.00         592,000      6.875       20011101
6451072778                6       Cash-out Refinance    Standard       75.00         348,750      7.250       20010901
6451410861                8           Refinance       All Ready Home   71.42       1,000,000      6.375       20011001
6452559252                1            Purchase           Rapid        75.00         750,000      7.000       20011001
6452787663                8           Refinance         Standard       73.47         349,000      6.875       20011001
6453254382                6       Cash-out Refinance      Rapid        22.72         500,000      6.625       20011001
6453413541                8           Refinance           Rapid        53.26         440,000      6.500       20011101
6453716638                8           Refinance         Standard       80.00         340,000      6.625       20010901
6454241180                1            Purchase           Rapid        74.62         500,000      6.500       20011001
6454318285                1            Purchase           Rapid        80.00         372,000      6.875       20010901
6454891760                8           Refinance           Rapid        45.51         330,000      6.500       20011101
6455448529                8           Refinance           Rapid        79.90         419,475      6.750       20011001
6455524451                1            Purchase         Standard       80.00         308,000      6.750       20011101
6455732591                1            Purchase         Standard       80.00         410,400      7.000       20011001
6455992294                6       Cash-out Refinance    Standard       66.81         735,000      6.625       20011001
6456118923                6       Cash-out Refinance    Standard       61.97         446,222      6.375       20011101
6456345963                1            Purchase           Rapid        80.00         336,800      6.875       20011001
6456546636                6       Cash-out Refinance    Standard       73.56         320,000      6.250       20010901
6456548244                6       Cash-out Refinance      Rapid        35.55         800,000      6.625       20011101
6456673364                6       Cash-out Refinance    Standard       40.00       1,000,000      6.750       20011101
6456756482                6       Cash-out Refinance    Standard       75.00         498,750      6.750       20010901
6457451711                6       Cash-out Refinance    Standard       80.00         384,000      7.000       20011001
6457636972                8           Refinance         Standard       79.29         337,000      6.750       20011001
6457917356                8           Refinance           Rapid        36.36         400,000      6.750       20010901
6458304273                6       Cash-out Refinance    Standard       20.74         350,000      7.125       20010901
6458465553                1            Purchase           Rapid        80.00         492,000      6.750       20011001
6460127118                8           Refinance           Rapid        54.05         286,500      7.000       20011001
6460466862                1            Purchase         Standard       80.00         396,000      6.500       20011101
6460555078                1            Purchase           Rapid        78.43         400,000      6.500       20011001
6460660431                1            Purchase         Standard       80.00         287,200      7.000       20010901
6461663418                1            Purchase           Rapid        65.32         650,000      6.750       20011001
6461829357                8           Refinance         Standard       74.16         534,000      6.875       20010901
6462257574                1            Purchase           Rapid        80.00         480,000      6.875       20011001
6462447589                6       Cash-out Refinance      Rapid        42.94         365,000      6.875       20011001
6462694487                1            Purchase         Standard       80.00         340,000      6.750       20010901
6462906402                1            Purchase         Standard       80.00         348,000      6.875       20011001
6462948479                1            Purchase         Standard       80.00         292,000      6.500       20011001
6463232303                8           Refinance         Standard       75.82         553,500      6.000       20010801
6463336161                6       Cash-out Refinance      Rapid        75.00         441,000      7.375       20010901
6463982964                8           Refinance         Standard       64.00         400,000      6.875       20011001
6465055405                8           Refinance         Standard       74.49         331,500      6.500       20011101
6465300074                1            Purchase           Rapid        73.24         438,000      6.750       20010801
6466032171                6       Cash-out Refinance      Rapid        56.92         370,000      6.875       20010801
6466117782                1            Purchase         Standard       80.00         321,168      6.375       20011101
6466742589                1            Purchase         Standard       79.99         354,950      6.250       20011101
6466990493                8           Refinance         Standard       80.00         700,000      6.750       20010801
6467158843                1            Purchase         Standard       74.99         353,437      6.375       20011001
6467563869                1            Purchase         Standard       80.00         339,200      6.875       20011001
6467686777                8           Refinance           Rapid        67.00         670,000      6.750       20010801
6467900301                6       Cash-out Refinance      Rapid        68.23         348,000      6.625       20011101
6468979569                1            Purchase           Rapid        67.41         300,000      6.375       20011101
6469302175                6       Cash-out Refinance      Rapid        68.91         317,000      7.125       20011001
6469598210                1            Purchase           Rapid        63.41         520,000      6.875       20010801
6469605163                1            Purchase         Standard       76.72         750,000      6.000       20011001
6469634338                8           Refinance         Standard       28.57       1,000,000      6.750       20011001
6469665001                1            Purchase           Rapid        80.00         466,400      6.500       20011001
6469692450                6       Cash-out Refinance      Rapid        72.50         290,000      6.875       20011001
6469920505                8           Refinance           Rapid        29.94         999,999      7.125       20011001
6470015105                1            Purchase         Standard       95.00         361,000      6.750       20011101
6470356293                1            Purchase           Rapid        66.03         410,000      6.500       20010901
6470698280                6       Cash-out Refinance      Rapid        46.37         320,000      7.125       20010901
6470906766                8           Refinance           Rapid        59.23         462,000      6.750       20010801
6470928786                8           Refinance           Rapid        53.54         340,000      6.875       20010901
6471107711                1            Purchase         Standard       80.00         308,000      6.750       20011001
6474359517                8           Refinance           Rapid        80.00         384,000      6.875       20010901
6474728778                6       Cash-out Refinance    Standard       70.92         500,000      6.750       20011001
6474816284                1            Purchase         Standard       80.00         520,000      6.750       20011001
6475510829                8           Refinance         Standard       62.65         338,958      6.875       20011001
6475725005                1            Purchase           Rapid        79.99         493,704      6.625       20011001
6476100919                8           Refinance           Rapid        67.99         444,000      6.750       20010901
6476138505                8           Refinance         Standard       54.72         339,300      6.375       20011001
6476694184                6       Cash-out Refinance    Standard       70.00         700,000      6.500       20011101
6476802902                1            Purchase           Rapid        79.99         445,370      7.250       20010901
6477357096                8           Refinance         Standard       58.67         434,200      6.500       20010901
6477537499                8           Refinance           Rapid        80.00         360,000      7.125       20010901
6477597402                1            Purchase         Standard       77.31         750,000      6.500       20010901
6478223214                8           Refinance         Standard       74.60         470,000      6.375       20011001
6478521229                8           Refinance           Rapid        63.33         532,000      6.750       20011001
6478588491                8           Refinance         Standard       76.92         450,000      6.625       20011101
6479841220                1            Purchase           Rapid        80.00         320,000      6.875       20010901
6480068813                8           Refinance         Standard       79.95         335,000      6.875       20010901
6480222790                8           Refinance           Rapid        64.00         800,000      6.500       20011101
6480248944                1            Purchase         Standard       79.99         441,300      6.250       20010901
6480589743                8           Refinance           Rapid        80.00         356,000      6.625       20011001
6481191127                1            Purchase         Standard       80.00         340,000      7.125       20010901
6481477930                1            Purchase         Standard       80.00         452,800      7.250       20011001
6481599352                8           Refinance         Standard       79.78         517,000      6.875       20010801
6482721708                6       Cash-out Refinance    Standard       74.90         394,000      6.875       20010901
6482894083                8           Refinance           Rapid        56.37         580,702      6.750       20011101
6483437155                1            Purchase         Standard       75.00         300,000      6.875       20010901
6483654809                6       Cash-out Refinance    Standard       60.83         365,000      6.625       20011101
6484004046                8           Refinance         Standard       71.96         385,000      7.125       20010901
6485111592                8           Refinance         Standard       78.87         449,600      7.000       20011101
6485482696                8           Refinance         Standard       79.45         348,000      7.375       20011001
6485907213                8           Refinance         Standard       67.22         400,000      6.750       20010901
6486519835                8           Refinance           Rapid        79.83         471,000      6.250       20011001
6486906594                8           Refinance       All Ready Home   50.00         450,000      6.500       20011001
6487939123                8           Refinance           Rapid        71.42       1,000,000      7.000       20011001
6488067973                8           Refinance         Standard       75.71         530,000      6.625       20011101
6488148252                8           Refinance         Standard       64.28         450,000      6.750       20011101
6488988616                1            Purchase         Standard       80.00         696,000      7.250       20010901
6489296316                6       Cash-out Refinance    Standard       62.38         325,000      6.750       20010901
6489307857                1            Purchase           Rapid        80.00         360,000      7.125       20010801
6489435021                1            Purchase           Rapid        66.98         355,000      6.375       20011001
6489561248                6       Cash-out Refinance    Standard       65.00         650,000      6.500       20011001
6490203244                8           Refinance         Standard       80.00         340,000      7.000       20010901
6490332985                8           Refinance           Rapid        80.00         320,000      7.375       20010901
6490614911                8           Refinance       All Ready Home   62.16         777,000      7.125       20011001
6490708903                8           Refinance         Standard       80.00         460,000      6.875       20010801
6492181703                1            Purchase         Standard       80.00         376,000      6.875       20011001
6492547267                1            Purchase         Standard       29.32       1,000,000      6.875       20011001
6492759284                8           Refinance       All Ready Home   62.00         620,000      6.875       20011001
6494153866                1            Purchase           Rapid        80.00         339,600      6.875       20011101
6494752493                6       Cash-out Refinance    Standard       47.22         425,000      6.875       20010901
6495753169                8           Refinance           Rapid        60.00         405,000      6.875       20011001
6495892397                1            Purchase         Standard       95.00         308,750      6.750       20011001
6496175693                6       Cash-out Refinance    Standard       43.56         379,000      6.875       20010901
6496589117                8           Refinance         Standard       45.00         900,000      7.125       20011001
6496793784                1            Purchase         Standard       80.00         332,000      7.500       20011001
6496902948                6       Cash-out Refinance    Standard       55.97         403,000      6.875       20011101
6496960441                1            Purchase           Rapid        80.00         295,920      6.750       20011001
6498909131                8           Refinance         Standard       76.68         365,000      6.500       20011101
6499908553                8           Refinance           Rapid        52.90         410,000      6.750       20011001
6500199200                1            Purchase           Rapid        80.00         600,000      7.250       20010901
6500243347                8           Refinance           Rapid        46.50         311,600      6.500       20010901
6500493454                1            Purchase         Standard       80.00         346,080      7.125       20010901
6500633695                6       Cash-out Refinance    Standard       80.00         480,000      7.375       20010801
6501891623                8           Refinance           Rapid        26.49       1,000,000      6.875       20011101
6501967548                8           Refinance         Standard       70.00         329,000      7.000       20010901
6501990797                8           Refinance         Standard       50.50         750,000      7.250       20010901
6502417436                8           Refinance           Rapid        48.78         483,000      7.125       20010901
6502913707                8           Refinance           Rapid        41.43         600,750      6.750       20010901
6502915660                8           Refinance           Rapid        80.00         442,400      6.875       20011001
6504621142                1            Purchase           Rapid        80.00         376,000      7.250       20010901
6505351780                6       Cash-out Refinance    Standard       69.37         333,000      7.000       20010901
6506923157                8           Refinance         Standard       80.00         596,000      7.000       20010801
6507085519                1            Purchase         Standard       80.00         292,800      6.875       20011001
6507263702                8           Refinance         Standard       27.08         650,000      6.625       20011001
6507345731                1            Purchase           Rapid        63.90         425,000      7.000       20010901
6507600739                1            Purchase           Rapid        80.00         440,000      6.875       20010801
6508040745                6       Cash-out Refinance      Rapid        74.82         440,000      6.875       20011101
6508459861                6       Cash-out Refinance      Rapid        68.69         618,250      7.000       20011001
6510051524                1            Purchase         Standard       67.12         839,000      7.125       20010901
6510802843                6       Cash-out Refinance      Rapid        65.62         548,000      6.500       20011001
6510873687                1            Purchase         Standard       80.00         880,000      6.625       20011001
6511159367                1            Purchase         Standard       48.48         320,000      6.500       20011001
6511629500                8           Refinance         Standard       74.58         578,000      7.125       20010901
6511851997                1            Purchase           Rapid        80.00         424,000      6.750       20010901
6512067411                1            Purchase           Rapid        80.00         316,000      7.000       20011101
6512144376                1            Purchase         Standard       80.00         632,000      6.875       20011001
6512368827                1            Purchase           Rapid        64.20         400,000      6.875       20010901
6512821379                8           Refinance         Standard       23.57         389,000      6.625       20010901
6513218666                1            Purchase           Rapid        89.97         368,900      6.500       20011001
6514562112                1            Purchase           Rapid        80.00         481,600      6.375       20011001
6514845426                8           Refinance           Rapid        73.26         337,000      6.500       20011101
6515057666                6       Cash-out Refinance    Standard       69.09         380,000      6.875       20010901
6517216351                8           Refinance           Rapid        79.78         375,000      6.375       20011001
6518244774                1            Purchase         Standard       61.94         350,000      6.875       20011001
6518685927                8           Refinance         Standard       20.75         602,000      6.625       20011001
6519854738                1            Purchase         Standard       77.58         360,000      6.375       20011001
6519910894                1            Purchase           Rapid        80.00         471,200      6.625       20010901
6519982885                1            Purchase         Standard       80.00         362,400      6.875       20011001
6521447885                8           Refinance       All Ready Home   61.20         290,700      6.625       20011101
6521473493                1            Purchase           Rapid        80.00         383,200      6.500       20011101
6521688603                6       Cash-out Refinance    Standard       71.26         310,000      6.500       20011001
6522352035                8           Refinance       All Ready Home   63.27         348,000      6.750       20011001
6522416319                8           Refinance         Standard       35.29         300,000      6.875       20010901
6522527008                1            Purchase         Standard       80.00         649,600      6.625       20011101
6522587796                8           Refinance           Rapid        62.20         400,000      7.125       20011001
6522669164                8           Refinance           Rapid        68.30         584,000      6.875       20011001
6523028055                6       Cash-out Refinance    Standard       80.00         288,000      6.625       20011001
6523418736                8           Refinance         Standard       77.11         455,000      7.500       20010901
6524988729                8           Refinance         Standard       74.00         296,000      6.500       20011001
6525163314                1            Purchase           Rapid        79.99         474,500      6.625       20010901
6526202426                1            Purchase           Rapid        80.00         456,000      6.750       20010901
6526606956                1            Purchase         Standard       70.03         478,000      7.000       20011001
6526633471                1            Purchase         Standard       79.99         360,714      7.000       20010901
6526735268                1            Purchase           Rapid        74.15         964,000      6.625       20010901
6527375775                1            Purchase         Standard       95.00         332,500      7.000       20011001
6527703802                1            Purchase         Standard       39.47         375,000      6.875       20011001
6527760968                1            Purchase           Rapid        79.99         399,770      6.875       20010901
6528698647                1            Purchase           Rapid        80.00         584,000      6.375       20011001
6529743509                1            Purchase           Rapid        80.00         308,000      6.875       20011001
6532026595                1            Purchase           Rapid        80.00         340,000      5.875       20010901
6532301121                6       Cash-out Refinance    Standard       56.66         425,000      6.750       20011001
6532507065                6       Cash-out Refinance      Rapid        54.16         325,000      6.750       20011001
6533144934                8           Refinance       All Ready Home   65.00         520,000      6.625       20010801
6534115859                8           Refinance           Rapid        49.97         499,750      6.375       20011001
6534201964                1            Purchase         Standard       74.07         600,000      6.125       20011001
6534477424                1            Purchase         Standard       79.99         313,174      6.875       20010901
6534597528                6       Cash-out Refinance      Rapid        68.71         424,000      5.375       20010801
6536108886                8           Refinance           Rapid        70.71         495,000      7.000       20010901
6536323212                1            Purchase         Standard       72.97         675,000      6.250       20010901
6537187681                1            Purchase           Rapid        70.00         441,000      6.750       20010901
6537365188                1            Purchase         Standard       80.00         416,000      7.125       20011001
6537541242                8           Refinance       All Ready Home   40.90         450,000      6.875       20010901
6537563501                1            Purchase         Standard       74.99         449,900      6.375       20011101
6538703833                1            Purchase           Rapid        80.00         374,080      6.375       20010901
6538895837                1            Purchase           Rapid        80.00         373,600      6.625       20010801
6539514551                8           Refinance           Rapid        78.96         311,900      6.875       20011001
6540017909                8           Refinance           Rapid        43.59         959,100      6.875       20011001
6540095822                8           Refinance       All Ready Home   43.95         389,000      6.625       20010801
6540320626                8           Refinance         Standard       57.90         912,000      7.000       20010701
6541864598                8           Refinance         Standard       53.67         416,000      6.750       20011101
6541998727                1            Purchase           Rapid        80.00         572,000      6.875       20011001
6542256331                1            Purchase         Standard       63.63         350,000      7.250       20010901
6542518813                6       Cash-out Refinance    Standard       77.94         337,500      7.000       20011001
6542693145                1            Purchase         Standard       79.96         495,000      7.250       20010901
6545037951                1            Purchase           Rapid        42.59         400,000      6.250       20011001
6545541721                8           Refinance       All Ready Home   58.49         427,000      6.625       20011001
6546533305                8           Refinance           Rapid        51.82         609,000      6.875       20011101
6547803046                8           Refinance         Standard       71.47         451,000      5.375       20010801
6549661947                8           Refinance         Standard       56.38         296,000      6.875       20011101
6549730304                1            Purchase           Rapid        80.00         464,000      6.875       20010901
6550238015                8           Refinance           Rapid        68.96         400,000      7.000       20011001
6551039487                1            Purchase           Rapid        70.00         396,900      6.000       20011001
6551047795                8           Refinance       All Ready Home   54.28         475,000      6.250       20010901
6551092635                1            Purchase         Standard       70.00         276,500      6.750       20011001
6551650416                6       Cash-out Refinance    Standard       64.51         400,000      6.625       20011101
6551793752                8           Refinance           Rapid        47.61         500,000      7.125       20011001
6551886689                8           Refinance         Standard       50.00       1,000,000      6.875       20011001
6552067669                8           Refinance       All Ready Home   54.97         646,000      6.625       20011001
6552383025                8           Refinance       All Ready Home   29.01         428,000      6.625       20010801
6553211050                1            Purchase         Standard       90.00         485,910      6.625       20011001
6553262905                1            Purchase         Standard       69.96         526,137      6.375       20010901
6553297026                8           Refinance           Rapid        68.77         533,000      6.375       20011101
6553503373                8           Refinance           Rapid        57.82         425,000      6.625       20010801
6553622504                1            Purchase           Rapid        80.00         308,000      6.375       20011001
6554631264                8           Refinance           Rapid        66.66         360,000      7.000       20011001
6554875374                1            Purchase         Standard       80.00         360,000      6.375       20011001
6554901535                1            Purchase           Rapid        79.72         716,500      6.625       20011001
6555526950                1            Purchase           Rapid        79.99         387,379      6.375       20010901
6556230586                6       Cash-out Refinance    Standard       75.00         322,500      7.125       20011001
6556270459                1            Purchase           Rapid        75.23         395,000      6.750       20010901
6556790860                6       Cash-out Refinance      Rapid        75.00         450,000      6.500       20011001
6557660492                1            Purchase         Standard       95.00         375,250      7.375       20010901
6557662316                8           Refinance       All Ready Home   64.77         296,000      6.500       20010801
6557915383                1            Purchase           Rapid        67.34         825,000      6.875       20011001
6558071145                8           Refinance           Rapid        73.93         536,000      6.750       20010701
6559486888                1            Purchase         Standard       74.00         999,000      6.750       20011001
6559515579                6       Cash-out Refinance    Standard       74.36         383,000      6.250       20011101
6559554768                1            Purchase         Standard       80.00         544,000      7.000       20010901
6559838450                1            Purchase         Standard       80.00         656,000      7.000       20010901
6559946923                1            Purchase         Standard       95.00         353,400      7.125       20010901
6560043728                6       Cash-out Refinance    Standard       73.05         450,000      6.250       20011001
6561072551                1            Purchase        Timesaver-2     80.00         696,000      6.000       20011101
6561161966                8           Refinance           Rapid        64.44         290,000      7.125       20010901
6562249083                6       Cash-out Refinance     Reduced       19.87         400,000      6.750       20010701
6562316700                8           Refinance         Standard       28.94         420,000      6.125       20010701
6564188693                1            Purchase           Rapid        74.91         448,000      6.000       20010801
6564780747                6       Cash-out Refinance    Standard       57.14         800,000      6.625       20011001
6565531420                1            Purchase           Rapid        80.00         351,200      6.875       20010901
6565793020                6       Cash-out Refinance      Rapid        75.00         363,750      7.125       20011001
6567151730                8           Refinance           Rapid        70.62         452,000      6.750       20011101
6567418402                6       Cash-out Refinance    Standard       68.04         313,000      6.875       20011101
6567899585                8           Refinance         Standard       59.57         700,000      7.000       20011001
6568379264                1            Purchase         Standard       57.62         510,000      6.500       20011001
6568908476                6       Cash-out Refinance    Standard       64.70         550,000      6.750       20011101
6571225751                6       Cash-out Refinance    Standard       53.57         750,000      7.000       20011001
6572082631                8           Refinance         Standard       58.74         505,200      6.750       20010901
6572390646                6       Cash-out Refinance    Standard       63.67         312,000      6.625       20011101
6572916796                8           Refinance         Standard       80.00         560,000      6.750       20011101
6573538623                6       Cash-out Refinance      Rapid        55.68         348,000      7.000       20011001
6573729354                1            Purchase           Rapid        30.07         600,000      7.125       20011001
6573915276                1            Purchase           Rapid        80.00         364,000      6.625       20011001
6574952039                6       Cash-out Refinance    Standard       46.84         445,000      6.875       20010901
6575534026                8           Refinance           Rapid        64.84         356,673      6.500       20011101
6576022674                1            Purchase           Rapid        80.00         480,000      7.000       20011001
6576156837                6       Cash-out Refinance    Standard       70.00         577,500      7.125       20011001
6576549924                1            Purchase         Standard       80.00         408,000      6.750       20011001
6576603150                8           Refinance           Rapid        75.00         510,000      6.500       20011001
6576665209                1            Purchase           Rapid        60.71         425,000      6.875       20011001
6576817529                6       Cash-out Refinance    Standard       60.24         500,000      6.500       20010801
6576878661                1            Purchase           Rapid        80.00         472,944      7.000       20010901
6577818039                1            Purchase         Standard       80.00         384,000      6.875       20011001
6577948810                8           Refinance           Rapid        75.74         560,500      6.875       20011001
6579036218                6       Cash-out Refinance      Rapid        43.79         300,000      7.000       20010901
6579184414                1            Purchase           Rapid        80.00         412,000      6.875       20010901
6579253649                8           Refinance           Rapid        41.08         415,000      6.375       20011101
6579837409                8           Refinance         Standard       75.00         750,000      6.875       20010901
6580674825                6       Cash-out Refinance    Standard       79.20         400,000      6.875       20011001
6580943154                1            Purchase           Rapid        80.00         412,000      6.750       20011001
6581110928                8           Refinance           Rapid        80.00         312,000      6.875       20011001
6581999759                1            Purchase           Rapid        75.70         405,000      6.750       20011101
6582177793                8           Refinance         Standard       22.72         500,000      6.625       20010801
6583653685                6       Cash-out Refinance      Rapid        75.60         499,000      6.500       20010901
6583734782                1            Purchase           Rapid        74.46         350,000      7.000       20010901
6584494709                8           Refinance         Standard       76.50         382,500      6.625       20011001
6584513235                8           Refinance         Standard       77.30         402,000      6.750       20010901
6584536996                1            Purchase         Standard       75.00         862,500      6.750       20011001
6584897166                1            Purchase           Rapid        79.89         795,000      6.625       20011001
6585607770                8           Refinance           Rapid        78.95         454,000      6.875       20011001
6585696401                1            Purchase         Standard       80.00         492,000      7.125       20010901
6585770222                6       Cash-out Refinance    Standard       55.00         550,000      6.875       20010901
6586347533                1            Purchase         Standard       80.00         479,920      6.000       20011001
6586971415                1            Purchase         Standard       80.00         496,000      6.625       20010901
6587805653                8           Refinance           Rapid        73.03         361,500      7.500       20010901
6587909927                8           Refinance           Rapid        73.93         366,000      6.875       20011001
6588707130                8           Refinance         Standard       70.00         399,000      6.750       20011001
6588868817                1            Purchase           Rapid        79.93         494,000      6.750       20011101
6588884640                8           Refinance           Rapid        70.00         455,000      6.750       20011001
6589656633                8           Refinance         Standard       69.40         465,000      6.875       20011101
6589748240                8           Refinance           Rapid        49.50         396,000      6.875       20011101
6589821385                8           Refinance          Reduced       73.13         300,600      6.625       20011001
6590135320                6       Cash-out Refinance      Rapid        72.32         405,000      6.875       20010901
6590246861                8           Refinance           Rapid        12.20         305,000      6.875       20011001
6590262066                8           Refinance         Standard       80.00         420,000      6.500       20011101
6590477169                8           Refinance       All Ready Home   70.38         316,751      7.000       20011101
6590623838                6       Cash-out Refinance    Standard       53.04         305,000      6.375       20011001
6591013211                1            Purchase           Rapid        74.97         866,000      6.500       20011001
6591071748                8           Refinance         Standard       42.78         813,000      6.875       20010701
6591851966                6       Cash-out Refinance    Standard       70.21         330,000      7.000       20010901
6591900284                1            Purchase         Standard       80.00         407,200      6.875       20010901
6592139502                8           Refinance           Rapid        75.01         318,800      7.000       20011001
6592463779                8           Refinance           Rapid        50.00         400,000      6.500       20011101
6592639162                8           Refinance           Rapid        89.47         425,000      6.750       20011101
6593013763                8           Refinance         Standard       77.02         905,000      6.750       20011101
6593160002                1            Purchase           Rapid        79.31         345,000      6.875       20010901
6593750877                1            Purchase         Standard       80.00         447,200      6.875       20010901
6593754051                1            Purchase           Rapid        59.45         550,000      6.375       20011001
6594813609                6       Cash-out Refinance      Rapid        71.00         355,000      6.250       20011101
6595048262                1            Purchase           Rapid        80.00         408,000      6.500       20011001
6595216869                8           Refinance         Standard       75.00         633,750      6.750       20011101
6595480978                8           Refinance       All Ready Home   34.76         730,000      7.125       20010801
6595623262                8           Refinance           Rapid        49.66         596,000      7.000       20011101
6596043015                1            Purchase         Standard       79.99         385,500      7.000       20011001
6596305398                6       Cash-out Refinance      Rapid        62.17         457,000      6.500       20010901
6596326642                8           Refinance         Standard       78.63         519,000      6.375       20011101
6596401957                1            Purchase           Rapid        72.11         750,000      6.625       20011001
6597002457                8           Refinance         Standard       73.82         339,600      6.750       20010901
6597248589                1            Purchase         Standard       80.00         312,000      6.875       20011001
6597311130                1            Purchase           Rapid        77.61         520,000      6.875       20010901
6597318804                1            Purchase         Standard       80.00         329,600      6.250       20011001
6598156617                1            Purchase           Rapid        80.00         364,000      6.875       20011001
6598211990                6       Cash-out Refinance      Rapid        68.28         443,880      7.125       20010901
6599033963                8           Refinance           Rapid        80.00         400,000      6.875       20010901
6599336200                1            Purchase        Tsaver-NC2      67.16         450,000      6.750       20011101
6599368476                8           Refinance           Rapid        80.00         356,000      6.625       20011001
6599410070                1            Purchase         Standard       68.45         575,000      6.500       20010901
6601254656                1            Purchase         Standard       80.00         306,000      7.000       20011001
6603402709                8           Refinance       All Ready Home   48.00         420,000      6.750       20010801
6603442150                8           Refinance           Rapid        77.65         306,750      6.625       20011101
6604054483                6       Cash-out Refinance      Rapid        47.50         475,000      6.750       20010901
6604103298                8           Refinance       All Ready Home   75.69         352,000      6.875       20011001
6604788205                8           Refinance         Standard       65.07         600,000      7.000       20010901
6605304382                8           Refinance           Rapid        71.00         355,000      6.500       20010901
6605565354                6       Cash-out Refinance    Standard       58.82       1,000,000      7.000       20011101
6606196639                1            Purchase         Standard       80.00         428,000      6.750       20011001
6606304241                8           Refinance           Rapid        64.23         300,000      6.750       20011001
6606382510                1            Purchase         Standard       95.00         309,225      7.250       20010901
6606386503                6       Cash-out Refinance    Standard       75.00         442,500      6.875       20011101
6606653860                8           Refinance           Rapid        53.03         350,000      6.500       20011001
6607088116                8           Refinance         Standard       20.18         504,500      6.750       20010801
6607296305                1            Purchase           Rapid        80.00         308,400      7.000       20011001
6607673057                6       Cash-out Refinance    Standard       59.09         650,000      6.875       20011001
6607872006                1            Purchase         Standard       71.73         999,950      6.500       20011101
6608198625                1            Purchase           Rapid        80.00         288,000      6.875       20010901
6608549421                1            Purchase           Rapid        80.00         412,000      6.625       20011001
6608732118                1            Purchase           Rapid        80.00         400,000      6.125       20011101
6608823370                1            Purchase         Standard       40.54         750,000      7.000       20010901
6610010206                6       Cash-out Refinance    Standard       58.78         461,500      6.625       20011001
6611022994                1            Purchase         Standard       80.00         375,200      7.250       20010901
6611851848                6       Cash-out Refinance      Rapid        55.75         276,000      6.750       20011101
6611870392                8           Refinance         Standard       72.02         497,000      6.750       20010801
6612185634                6       Cash-out Refinance      Rapid        69.90         367,000      7.000       20011001
6612539236                1            Purchase           Rapid        80.00         520,000      6.750       20011101
6613048831                1            Purchase           Rapid        79.94         319,000      6.750       20010901
6613153821                8           Refinance           Rapid        78.72         492,000      6.750       20010901
6613357877                1            Purchase         Standard       66.32         689,500      5.000       20011101
6613887410                6       Cash-out Refinance    Standard       67.92         540,000      6.625       20011101
6613992772                6       Cash-out Refinance      Rapid        46.15         900,000      6.625       20011101
6614657424                1            Purchase           Rapid        80.00         364,000      7.125       20011001
6616218878                1            Purchase         Standard       80.00         528,000      6.250       20010801
6616476989                1            Purchase           Rapid        79.52         290,250      6.500       20011001
6617523276                1            Purchase           Rapid        95.00         370,500      6.500       20010901
6618994666                1            Purchase         Standard       80.00         720,000      6.375       20011101
6619084277                6       Cash-out Refinance      Rapid        45.55         410,000      6.875       20011101
6619214411                1            Purchase         Standard       79.98         369,000      6.625       20011101
6619405779                1            Purchase           Rapid        79.99         308,748      6.625       20011001
6619661678                1            Purchase         Standard       79.84         400,000      7.125       20010901
6620855210                1            Purchase           Rapid        80.00         294,000      6.625       20011001
6622275847                8           Refinance         Standard       34.37         464,000      6.875       20010901
6625523417                8           Refinance       All Ready Home   71.70         573,600      6.625       20010801
6625620304                1            Purchase           Rapid        80.00         470,400      6.875       20010901
6626201666                6       Cash-out Refinance    Standard       75.00         498,750      6.875       20010901
6626270521                1            Purchase           Rapid        80.00         364,000      5.875       20011001
6626393596                1            Purchase         Standard       79.99         373,550      6.875       20011001
6627048454                8           Refinance           Rapid        75.53         355,000      6.750       20011101
6629431435                8           Refinance           Rapid        22.22       1,000,000      6.625       20011001
6629561181                8           Refinance         Standard       14.44         354,000      6.500       20010801
6629958965                1            Purchase           Rapid        78.57         352,000      6.500       20011101
6630504949                1            Purchase           Rapid        89.98         367,600      6.625       20011101
6631263198                8           Refinance         Standard       74.49         335,223      6.875       20010901
6631610158                6       Cash-out Refinance      Rapid        67.91         383,718      6.750       20011001
6631838437                6       Cash-out Refinance      Rapid        65.30         320,000      7.000       20011001
6632302359                1            Purchase           Rapid        80.00         311,200      6.750       20010901
6632547326                1            Purchase         Standard       60.00         300,000      6.875       20011001
6632904410                6       Cash-out Refinance      Rapid        62.80         380,000      6.750       20010901
6633281610                1            Purchase           Rapid        79.75         650,000      7.000       20011001
6633421182                8           Refinance         Standard       76.43         571,000      6.875       20011001
6633435554                1            Purchase           Rapid        50.00         440,000      6.500       20011101
6634139056                8           Refinance           Rapid        41.48         390,000      6.625       20010901
6634361692                8           Refinance         Standard       58.80         370,500      6.125       20010801
6634901497                8           Refinance           Rapid        48.61         350,000      6.875       20010901
6635017939                6       Cash-out Refinance      Rapid        67.66         450,000      6.625       20011001
6635599845                1            Purchase           Rapid        66.66         650,000      6.375       20011001
6636136530                8           Refinance           Rapid        79.36         350,000      6.875       20011001
6636862796                8           Refinance           Rapid        80.00         640,000      6.875       20010901
6637289288                1            Purchase         Standard       49.53         371,000      6.250       20011001
6637799518                6       Cash-out Refinance    Standard       66.46         648,000      6.500       20011001
6638343761                1            Purchase           Rapid        70.78         315,000      6.500       20011001
6638594058                6       Cash-out Refinance    Standard       55.00         385,000      7.000       20010901
6640363807                8           Refinance         Standard       79.78         750,000      7.000       20010901
6640414329                1            Purchase         Standard       80.00         519,200      6.875       20010901
6640549454                6       Cash-out Refinance    Standard       75.00         412,500      7.000       20011001
6641208217                8           Refinance         Standard       74.52         436,000      6.125       20011101
6641536609                8           Refinance         Standard       78.66         472,000      7.000       20010901
6642406885                8           Refinance         Standard       80.00         568,000      6.875       20010901
6642501164                8           Refinance         Standard       72.44         710,000      6.750       20011101
6643634642                6       Cash-out Refinance    Standard       74.90         412,000      6.875       20011001
6643752410                6       Cash-out Refinance    Standard       47.50         475,000      7.000       20010801
6644785732                1            Purchase         Standard       79.99         318,175      6.500       20011101
6645676054                1            Purchase           Rapid        80.00         447,200      7.000       20010901
6645878437                1            Purchase         Standard       78.94         750,000      6.750       20010901
6646088390                1            Purchase         Standard       80.00         360,000      6.750       20011001
6646181583                8           Refinance           Rapid        56.78         477,000      6.500       20010901
6646299161                6       Cash-out Refinance    Standard       75.00         442,500      7.000       20010801
6646600616                6       Cash-out Refinance      Rapid        75.00         382,500      6.750       20011101
6648225115                1            Purchase         Standard       80.00         399,960      6.375       20010901
6648257175                8           Refinance         Standard       24.66         814,000      6.875       20010901
6649289805                1            Purchase         Standard       50.00         600,000      7.000       20011001
6650532135                1            Purchase         Standard       80.00         292,000      7.125       20010901
6650756767                8           Refinance       All Ready Home   40.00         400,000      7.000       20010901
6651068931                8           Refinance         Standard       50.80         315,000      6.750       20011001
6651210236                6       Cash-out Refinance    Standard       61.66         370,000      6.750       20010901
6651547942                6       Cash-out Refinance    Standard       47.75         425,000      6.500       20010901
6651676782                1            Purchase         Standard       80.00         292,000      7.000       20011001
6652285658                1            Purchase           Rapid        80.00         532,000      6.625       20011001
6652290807                1            Purchase           Rapid        79.11         375,000      6.875       20010901
6653607629                1            Purchase           Rapid        80.00         556,792      7.125       20010901
6653972338                8           Refinance           Rapid        80.00         580,000      6.500       20011001
6657130313                1            Purchase         Standard       73.39         400,000      6.875       20010901
6658484057                8           Refinance           Rapid        32.25         500,000      7.000       20011001
6659285503                1            Purchase         Standard       75.00         900,000      6.750       20010801
6659820689                6       Cash-out Refinance      Rapid        80.00         352,000      7.000       20011001
6660060754                1            Purchase           Rapid        61.31         317,000      6.250       20010701
6661295532                6       Cash-out Refinance    Standard       66.37         385,000      6.875       20011001
6662529368                1            Purchase           Rapid        80.00         296,000      7.250       20010901
6662779948                1            Purchase           Rapid        80.00         323,200      7.000       20010901
6664712087                1            Purchase           Rapid        80.00         464,000      6.875       20010901
6665339872                1            Purchase         Standard       95.00         380,000      7.125       20011001
6665844301                6       Cash-out Refinance      Rapid        23.68         900,000      6.750       20011001
6667808940                1            Purchase           Rapid        80.00         420,000      6.875       20011001
6667966789                1            Purchase           Rapid        89.90         454,000      7.000       20011001
6668115444                1            Purchase           Rapid        80.00         544,000      6.500       20010901
6668289546                1            Purchase           Rapid        80.00         303,200      7.250       20010901
6668732859                6       Cash-out Refinance    Standard       27.27         600,000      6.750       20011101
6669055102                1            Purchase         Standard       65.26         310,000      5.375       20011001
6669145663                8           Refinance           Rapid        78.29         505,000      7.125       20010901
6669434232                6       Cash-out Refinance    Standard       48.19       1,000,000      6.875       20011101
6669650050                1            Purchase         Standard       80.00         472,000      7.250       20011001
6670095261                8           Refinance       All Ready Home   81.86         483,000      7.125       20010601
6670161352                8           Refinance         Standard       66.66         550,000      7.125       20010901
6670391199                1            Purchase           Rapid        74.25         375,000      6.875       20011001
6671033063                6       Cash-out Refinance    Standard       75.00         360,000      7.250       20010901
6671802962                6       Cash-out Refinance      Rapid        42.85         900,000      6.500       20011001
6672636880                1            Purchase           Rapid        36.66         550,000      6.125       20011101
6674522542                1            Purchase           Rapid        80.00         306,000      6.875       20011001
6674629164                8           Refinance           Rapid        49.81         548,000      6.750       20010901
6674714354                1            Purchase           Rapid        70.00         542,500      6.375       20011001
6676493700                1            Purchase         Standard       79.89         313,600      6.500       20010901
6676547166                8           Refinance         Standard       80.00         528,000      7.000       20010901
6677275619                8           Refinance           Rapid        78.25         349,000      6.250       20011101
6677438944                8           Refinance           Rapid        51.40         750,000      6.750       20011001
6677719392                1            Purchase           Rapid        32.55         350,000      6.875       20011001
6677986553                8           Refinance           Rapid        74.23         386,000      7.000       20010901
6678032977                1            Purchase         Standard       80.00         695,200      6.750       20010901
6678834208                1            Purchase         Standard       74.71         650,000      7.125       20011001
6679013471                8           Refinance           Rapid        80.00         428,000      6.500       20010901
6679739943                1            Purchase           Rapid        72.70         403,500      6.625       20011101
6680097455                8           Refinance         Standard       67.08         530,000      6.875       20010901
6680763924                1            Purchase         Standard       80.00         408,000      6.750       20011101
6681297393                8           Refinance         Standard       69.91         534,883      7.000       20010801
6681566250                8           Refinance         Standard       80.00         300,000      7.250       20010901
6681930506                8           Refinance           Rapid        79.69         530,000      6.750       20011001
6682563967                1            Purchase           Rapid        37.50         750,000      7.125       20010901
6682753923                8           Refinance           Rapid        50.00         450,000      6.750       20011101
6683213489                6       Cash-out Refinance    Standard       75.00         450,000      6.250       20011101
6683502030                8           Refinance           Rapid        76.40         573,000      6.625       20010801
6683556614                1            Purchase         Standard       80.00         400,000      6.875       20010901
6684510271                1            Purchase         Standard       80.00         404,000      6.625       20011001
6684521203                1            Purchase         Standard       80.00         416,000      6.750       20011001
6684622779                8           Refinance         Standard       64.38         998,000      6.750       20011001
6685334721                8           Refinance           Rapid        78.38         584,000      6.625       20011001
6685700426                8           Refinance         Standard       74.54         410,000      6.500       20011101
6686056141                8           Refinance           Rapid        21.94         384,000      6.875       20010901
6687684909                1            Purchase           Rapid        80.00         530,210      6.250       20011101
6688090064                8           Refinance         Standard       74.07         629,600      6.000       20011001
6688223178                6       Cash-out Refinance    Standard       60.00         300,000      7.000       20010901
6688331807                1            Purchase           Rapid        80.00         312,000      6.500       20011001
6689323506                8           Refinance         Standard       80.00         496,000      7.125       20011001
6689821566                1            Purchase         Standard       75.00         296,250      6.375       20011101
6690168858                1            Purchase           Rapid        80.00         628,000      6.250       20010901
6690471435                1            Purchase           Rapid        69.92         465,000      6.625       20011101
6690479297                1            Purchase         Standard       65.00         520,000      6.625       20011001
6691980145                6       Cash-out Refinance    Standard       65.69         450,000      6.500       20011001
6692329268                8           Refinance           Rapid        61.76         315,000      6.375       20011101
6693179415                8           Refinance           Rapid        78.02         319,900      6.750       20011101
6693368497                1            Purchase           Rapid        79.93         549,000      6.000       20011001
6693413814                1            Purchase         Standard       57.66         425,000      6.500       20011101
6694491405                8           Refinance           Rapid        78.94         375,000      6.875       20011001
6694492296                1            Purchase           Rapid        79.88         559,200      7.000       20010901
6696450748                8           Refinance         Standard       73.48         558,500      6.750       20011101
6696534723                6       Cash-out Refinance    Standard       75.00         352,500      6.500       20010901
6697478862                8           Refinance           Rapid        60.42         453,200      6.250       20011001
6698198741                8           Refinance         Standard       80.00         500,000      7.000       20011001
6699205883                8           Refinance           Rapid        48.72         402,000      6.875       20010901
6699573827                6       Cash-out Refinance    Standard       25.00         400,000      7.125       20011001
6699605454                1            Purchase           Rapid        80.00         384,000      6.750       20010801
6699634157                8           Refinance           Rapid        76.34         439,000      6.750       20010901
6699680929                1            Purchase           Rapid        80.00         294,400      6.375       20011001
6700346924                6       Cash-out Refinance    Standard       71.31         435,000      6.625       20011001
6700715730                8           Refinance           Rapid        69.24         590,000      6.750       20011101
6701105683                1            Purchase           Rapid        76.97         331,000      6.500       20010901
6701371632                1            Purchase           Rapid        52.17         349,000      6.750       20011101
6702804631                8           Refinance         Standard       55.55         500,000      7.000       20010901
6703079746                1            Purchase         Standard       80.00         500,000      6.875       20011001
6703115219                1            Purchase         Standard       80.00         391,120      6.375       20010901
6703398286                8           Refinance         Standard       53.52         455,000      6.125       20010801
6703870144                1            Purchase           Rapid        79.97         547,500      7.375       20010901
6703903135                1            Purchase           Rapid        77.19         440,000      6.375       20010801
6703908589                6       Cash-out Refinance    Standard       80.00         368,000      7.125       20011001
6705015144                8           Refinance           Rapid        65.46         328,000      6.625       20010901
6705247796                1            Purchase           Rapid        74.35         435,000      6.500       20010801
6705585336                8           Refinance           Rapid        43.84         285,000      7.000       20010901
6705699129                8           Refinance           Rapid        60.64         470,000      6.750       20011001
6705994561                6       Cash-out Refinance    Standard       70.00         469,000      6.500       20011101
6707757966                1            Purchase           Rapid        80.00         412,000      6.625       20010901
6707964034                1            Purchase           Rapid        44.06         650,000      7.000       20011001
6707978653                6       Cash-out Refinance      Rapid        63.58         550,000      6.500       20011001
6709621442                8           Refinance           Rapid        67.72         745,000      7.250       20010901
6709840968                1            Purchase           Rapid        50.00         500,000      6.875       20010901
6710171668                8           Refinance       All Ready Home   48.48         800,000      6.625       20011001
6710346567                1            Purchase           Rapid        80.00         473,600      7.125       20010901
6710468254                1            Purchase         Standard       80.00         324,000      6.625       20011001
6711085792                1            Purchase        TSaver-NC1      62.91         475,000      6.250       20011101
6712012381                1            Purchase           Rapid        90.00         281,250      6.875       20010901
6712220810                8           Refinance           Rapid        90.00         333,000      6.250       20011101
6712226296                1            Purchase           Rapid        74.54         410,000      6.125       20011001
6712726998                1            Purchase           Rapid        80.00         404,000      6.875       20010901
6713086848                1            Purchase           Rapid        80.00         352,000      5.875       20011101
6713358247                8           Refinance           Rapid        65.26         378,550      6.375       20011101
6713640644                8           Refinance           Rapid        48.83         478,600      6.000       20010801
6714133656                8           Refinance         Standard       80.00         332,000      6.875       20010801
6714287320                6       Cash-out Refinance      Rapid        48.48         400,000      6.500       20011101
6715369432                1            Purchase           Rapid        55.12         430,000      7.250       20010901
6715649759                8           Refinance           Rapid        65.59         288,600      6.375       20010901
6715796857                1            Purchase           Rapid        80.00         328,000      6.375       20011001
6716019556                1            Purchase           Rapid        80.00         500,000      6.875       20010901
6717102369                8           Refinance       All Ready Home   49.04         461,000      6.750       20011001
6717756867                1            Purchase         Standard       80.00         296,000      7.125       20010901
6718122853                8           Refinance           Rapid        59.49         708,000      7.000       20010901
6718197335                8           Refinance           Rapid        79.00         395,000      6.875       20011001
6718387472                6       Cash-out Refinance      Rapid        68.97         369,000      6.875       20011001
6718391789                8           Refinance           Rapid        79.55         445,500      6.875       20011001
6719095421                1            Purchase         Standard       79.49         628,000      6.750       20010901
6720410312                8           Refinance           Rapid        74.99         453,700      6.875       20011001
6720424248                8           Refinance           Rapid        71.86         539,000      7.000       20010801
6720921987                8           Refinance           Rapid        70.32         386,800      7.000       20011001
6720987301                1            Purchase           Rapid        80.00         306,000      6.375       20011101
6721287578                8           Refinance           Rapid        78.39         352,000      6.875       20011101
6721327002                1            Purchase         Standard       95.00         281,200      7.000       20011001
6721790738                6       Cash-out Refinance      Rapid        69.59         341,000      6.375       20011101
6721932108                1            Purchase         Standard       80.00         444,000      6.750       20010901
6723609944                1            Purchase         Standard       80.00         996,000      6.750       20011101
6723929151                6       Cash-out Refinance      Rapid        63.54         502,000      7.250       20010901
6723945488                8           Refinance           Rapid        34.60         443,000      6.750       20011001
6724408783                8           Refinance       All Ready Home   38.07         384,000      6.250       20010801
6725125675                1            Purchase         Standard       75.00         378,750      6.875       20011001
6726307918                8           Refinance         Standard       74.74         512,000      6.625       20010801
6726528802                8           Refinance         Standard       80.00         336,000      6.875       20011101
6726705681                1            Purchase           Rapid        80.00         360,000      6.625       20010901
6726897322                8           Refinance          Reduced       79.60         398,000      7.000       20010901
6727189505                1            Purchase         Standard       80.00         360,000      6.500       20011001
6727234673                1            Purchase         Standard       80.00         390,400      6.375       20010601
6727254283                8           Refinance         Standard       74.27         765,000      6.250       20011001
6728339745                1            Purchase           Rapid        74.11         630,000      6.625       20010901
6728457042                1            Purchase         Standard       80.00         488,800      6.875       20011001
6728724169                1            Purchase         Standard       80.00         381,600      6.875       20011001
6728864908                8           Refinance           Rapid        74.51         413,540      7.000       20011001
6728931046                1            Purchase         Standard       79.98         359,600      6.875       20010901
6729389350                1            Purchase         Standard       90.00         422,100      7.000       20011001
6729665676                8           Refinance         Standard       80.00         407,200      6.750       20011001
6729667284                8           Refinance           Rapid        53.22         465,700      6.625       20010901
6729900537                8           Refinance       All Ready Home   62.71         740,000      6.875       20011101
6730578637                8           Refinance           Rapid        69.86         459,000      6.750       20011001
6730666986                6       Cash-out Refinance      Rapid        67.92         540,000      6.625       20011101
6730846976                8           Refinance           Rapid        70.00         497,000      6.625       20011101
6730876684                8           Refinance           Rapid        78.69         362,000      6.750       20010901
6731362981                6       Cash-out Refinance    Standard       53.06         650,000      6.375       20010801
6731530728                1            Purchase         Standard       95.00         313,500      6.500       20011101
6732085250                1            Purchase           Rapid        72.64         385,000      6.125       20010901
6732103350                1            Purchase         Standard       80.00         304,000      7.125       20010801
6732291080                8           Refinance           Rapid        50.00         300,000      6.750       20011001
6732711897                1            Purchase         Standard       68.07       1,000,000      6.500       20011001
6732930836                1            Purchase           Rapid        59.54         500,000      6.750       20011101
6733137977                1            Purchase        Tsaver-NC2      45.45         500,000      6.250       20011101
6733684085                8           Refinance           Rapid        62.86         603,500      6.500       20011001
6733736356                8           Refinance           Rapid        80.00         332,000      6.250       20011001
6733981218                1            Purchase         Standard       66.22       1,000,000      7.000       20010901
6734204909                1            Purchase         Standard       79.99         360,650      7.500       20010901
6735448802                8           Refinance         Standard       54.54         600,000      6.500       20011001
6735550581                8           Refinance           Rapid        61.66         370,000      6.875       20010901
6735675412                1            Purchase         Standard       80.00         352,000      7.000       20010901
6736347136                1            Purchase           Rapid        80.00         312,000      7.125       20011001
6736992709                8           Refinance           Rapid        69.80         356,000      6.875       20011001
6739743125                6       Cash-out Refinance      Rapid        68.96         600,000      6.500       20010801
6739753538                6       Cash-out Refinance    Standard       70.00         336,000      6.875       20010901
6740189631                8           Refinance         Standard       80.00         496,000      7.250       20010901
6741238171                1            Purchase         Standard       80.00         300,000      6.625       20011001
6741669409                1            Purchase         Standard       80.00         296,000      6.625       20011001
6741689506                8           Refinance           Rapid        74.80         355,339      7.000       20011001
6742187732                1            Purchase           Rapid        77.22         400,000      6.625       20011101
6742619544                6       Cash-out Refinance    Standard       73.52         500,000      7.250       20010901
6742772798                8           Refinance           Rapid        63.85         650,000      6.625       20010901
6742813857                8           Refinance         Standard       77.46         379,600      6.375       20010901
6743037613                6       Cash-out Refinance    Standard       69.33         402,117      6.500       20010801
6743288828                1            Purchase         Standard       80.00         480,000      6.500       20010801
6743408582                1            Purchase         Standard       75.00         442,500      6.250       20011001
6743990159                6       Cash-out Refinance    Standard       65.35         500,000      7.125       20010901
6744168516                1            Purchase         Standard       80.00         304,000      6.375       20011101
6745437977                1            Purchase           Rapid        80.00         319,200      6.750       20010901
6745517927                6       Cash-out Refinance    Standard       64.93         500,000      6.625       20011001
6745546074                8           Refinance           Rapid        79.75         319,000      6.500       20010901
6746156642                1            Purchase         Standard       80.00         329,600      6.875       20011001
6747070073                1            Purchase           Rapid        66.66         350,000      6.875       20011001
6747285176                1            Purchase           Rapid        80.00         303,200      6.500       20010901
6747574371                8           Refinance         Standard       78.66         531,000      6.875       20011001
6748641971                6       Cash-out Refinance    Standard       71.57         340,000      6.500       20011001
6749138639                1            Purchase         Standard       75.00         891,750      6.625       20011001
6749587538                1            Purchase         Standard       73.03         650,000      6.375       20011001
6750533868                1            Purchase           Rapid        80.00         583,920      6.500       20011001
6750731959                6       Cash-out Refinance    Standard       49.59         677,000      7.000       20011001
6750820083                6       Cash-out Refinance      Rapid        51.72         375,000      7.000       20010901
6751103851                1            Purchase           Rapid        80.00         388,000      6.875       20010901
6752154762                8           Refinance         Standard       44.94         876,500      6.750       20010901
6752880036                1            Purchase         Standard       80.00         562,400      6.625       20011001
6753049466                1            Purchase           Rapid        79.99         631,900      6.250       20011001
6755538235                1            Purchase           Rapid        64.05         400,000      6.750       20011001
6755938799                1            Purchase           Rapid        72.46         650,000      6.750       20011001
6756891492                6       Cash-out Refinance      Rapid        69.33         312,000      6.125       20011001
6757315582                1            Purchase         Standard       80.00         424,000      6.000       20011101
6757428542                1            Purchase           Rapid        77.52         345,000      6.625       20010901
6757626004                1            Purchase         Standard       80.00         342,400      6.750       20010901
6757647398                1            Purchase           Rapid        80.00         341,108      6.875       20011001
6759052712                1            Purchase         Standard       79.99         402,400      7.250       20010901
6760996493                8           Refinance         Standard       70.00         392,000      6.875       20010901
6761053765                8           Refinance         Standard       57.75         462,000      6.625       20011101
6761264024                6       Cash-out Refinance    Standard       61.00         305,000      6.625       20011001
6761489217                8           Refinance           Rapid        70.00         388,500      6.875       20010901
6762286059                8           Refinance           Rapid        54.63         642,000      6.500       20011001
6763033393                8           Refinance         Standard       80.00         400,000      6.750       20010801
6763905996                1            Purchase         Standard       79.61         517,500      6.625       20011001
6764312176                6       Cash-out Refinance    Standard       60.00         300,000      7.000       20011001
6765197147                8           Refinance           Rapid        31.50         315,000      6.625       20010901
6765264277                8           Refinance         Standard       79.74         412,300      6.875       20011001
6765266611                1            Purchase         Standard       75.00         750,000      7.125       20010901
6766562711                6       Cash-out Refinance      Rapid        76.74         330,000      6.500       20011101
6767180943                8           Refinance         Standard       80.00         427,200      6.750       20011001
6768681717                1            Purchase           Rapid        75.00         666,750      7.000       20010801
6770184577                8           Refinance           Rapid        79.57         378,000      7.125       20011001
6770603543                1            Purchase         Standard       74.62         500,000      7.375       20011001
6770902960                8           Refinance           Rapid        26.35       1,000,000      6.875       20011101
6771739940                6       Cash-out Refinance    Standard       64.55         510,000      6.500       20011001
6771766141                1            Purchase           Rapid        75.00         360,000      6.375       20011101
6771815351                8           Refinance         Standard       57.90         359,000      6.500       20011001
6772170806                1            Purchase           Rapid        80.00         516,000      7.125       20011001
6772471642                1            Purchase           Rapid        80.00         416,000      6.750       20010901
6774301615                6       Cash-out Refinance    Standard       44.87         350,000      6.625       20011001
6774848425                1            Purchase           Rapid        75.00         750,000      6.750       20011001
6774903345                1            Purchase           Rapid        95.00         380,000      7.250       20010901
6775998369                8           Refinance         Standard       78.93         296,000      6.625       20011101
6776473560                8           Refinance           Rapid        66.23         605,000      6.875       20010801
6776839109                6       Cash-out Refinance    Standard       75.00         337,500      6.875       20010901
6777200020                1            Purchase         Standard       94.67         400,000      7.125       20011001
6778382074                1            Purchase           Rapid        79.99         707,700      7.125       20010801
6778559952                8           Refinance         Standard       62.38         483,500      7.000       20010801
6778645512                6       Cash-out Refinance    Standard       65.80         329,000      7.375       20010901
6780554421                1            Purchase         Standard       80.00         700,000      6.625       20011101
6782244351                1            Purchase         Standard       80.00         295,200      6.500       20011101
6782881095                1            Purchase           Rapid        80.00         308,000      6.250       20010901
6783054759                1            Purchase         Standard       80.00         420,000      6.875       20010901
6783153791                1            Purchase           Rapid        54.94         400,000      6.875       20011001
6784202449                1            Purchase           Rapid        80.00         373,600      6.875       20010901
6784414556                1            Purchase           Rapid        80.00         719,600      6.750       20011001
6784652502                8           Refinance         Standard       79.02         314,500      7.250       20010901
6786809258                1            Purchase           Rapid        80.00         428,000      7.000       20010901
6787280095                6       Cash-out Refinance      Rapid        31.20         390,000      6.875       20011001
6788825724                8           Refinance         Standard       80.00         292,000      7.250       20010901
6789328843                8           Refinance           Rapid        78.78         650,000      7.125       20011001
6789665806                8           Refinance         Standard       68.42         650,000      6.500       20011001
6790408360                1            Purchase           Rapid        80.00         460,000      6.500       20010901
6791861757                1            Purchase         Standard       75.90         315,000      7.000       20011001
6792872852                1            Purchase         Standard       80.00         413,600      6.875       20011001
6793236248                1            Purchase         Standard       80.00         396,000      6.875       20010901
6793262293                8           Refinance           Rapid        79.99         459,900      6.875       20011001
6794192424                1            Purchase         Standard       78.74         500,000      6.750       20011001
6794306941                1            Purchase           Rapid        80.00         500,000      7.000       20011001
6794481538                8           Refinance           Rapid        80.00         618,400      6.375       20011001
6794529500                1            Purchase         Standard       70.00         451,465      5.875       20011001
6796256953                6       Cash-out Refinance      Rapid        56.66         340,000      6.875       20011101
6798983000                1            Purchase         Standard       80.00         496,000      6.625       20011001
6799205908                8           Refinance         Standard       46.66         980,000      6.875       20010901
6799660201                8           Refinance           Rapid        79.24         420,000      7.000       20010901
6800354315                8           Refinance           Rapid        80.00         528,000      6.750       20011001
6800963503                8           Refinance           Rapid        62.00         341,000      7.000       20011001
6801007920                1            Purchase         Standard       94.98         339,200      6.875       20011001
6801023307                1            Purchase         Standard       47.82         550,000      5.750       20011001
6801148567                1            Purchase           Rapid        79.98         419,700      6.750       20011101
6801196640                8           Refinance           Rapid        35.93         548,000      6.250       20010901
6803782090                8           Refinance           Rapid        48.44         390,000      6.750       20011101
6805120158                8           Refinance           Rapid        67.74         420,000      6.250       20011101
6805523591                8           Refinance       All Ready Home   63.19         382,300      6.750       20011101
6805535462                1            Purchase           Rapid        70.31         379,000      6.625       20011001
6806410632                1            Purchase           Rapid        57.69         450,000      7.000       20010901
6808795048                8           Refinance         Standard       72.22         650,000      7.125       20010801
6808939554                6       Cash-out Refinance    Standard       54.05         500,000      6.375       20011001
6809353540                8           Refinance         Standard       80.00         352,000      6.750       20011101
6809540922                8           Refinance           Rapid        75.90         460,000      6.875       20010901
6809945980                8           Refinance         Standard       48.78       1,000,000      6.750       20011101
6810193372                8           Refinance           Rapid        55.63         350,500      6.625       20011101
6810848256                1            Purchase           Rapid        25.56         400,014      6.500       20010901
6811399127                1            Purchase           Rapid        59.85         425,000      6.125       20010801
6811553913                1            Purchase           Rapid        80.00         412,000      6.875       20011001
6811765525                8           Refinance           Rapid        69.37         630,500      6.500       20011101
6811938080                1            Purchase           Rapid        80.00         308,000      7.000       20011001
6812381009                6       Cash-out Refinance    Standard       75.00         348,750      7.000       20010901
6812549944                8           Refinance         Standard       64.86         600,000      6.250       20011101
6812819255                6       Cash-out Refinance      Rapid        38.88         350,000      6.750       20011101
6813833560                1            Purchase         Standard       80.00         489,600      6.750       20011001
6813864730                8           Refinance       All Ready Home   52.00         676,000      7.000       20011001
6814636558                8           Refinance           Rapid        55.64         409,000      6.875       20010901
6814807837                1            Purchase           Rapid        66.91         300,000      6.375       20011101
6815000994                8           Refinance         Standard       75.38         294,000      6.750       20010901
6815606162                1            Purchase           Rapid        80.00         356,000      7.000       20010901
6815857195                1            Purchase         Standard       80.00         353,600      6.250       20011001
6815966665                8           Refinance         Standard       79.83         488,000      7.125       20011001
6816344003                8           Refinance         Standard       75.05         431,204      6.375       20011001
6817389817                1            Purchase           Rapid        60.35         386,000      6.250       20010801
6817496885                1            Purchase         Standard       80.00         532,000      6.875       20011001
6818310333                1            Purchase         Standard       95.00         337,250      6.125       20011001
6818791623                1            Purchase           Rapid        80.00         428,000      6.875       20010801
6819227247                6       Cash-out Refinance      Rapid        77.03         312,000      6.625       20011001
6819316339                8           Refinance         Standard       28.57       1,000,000      6.750       20011101
6819918902                1            Purchase           Rapid        80.00         316,000      6.500       20011001
6820394085                1            Purchase         Standard       80.00         349,600      6.750       20011101
6820474671                8           Refinance         Standard       66.00         528,000      6.750       20010901
6820818109                8           Refinance         Standard       50.78         650,000      6.500       20010801
6821553119                8           Refinance           Rapid        74.57         540,650      6.750       20010901
6821677116                8           Refinance           Rapid        64.10         468,000      6.750       20011101
6822190978                1            Purchase         Standard       80.00         316,800      6.375       20011001
6822727977                8           Refinance           Rapid        47.20         472,000      6.875       20011001
6823595779                6       Cash-out Refinance    Standard       75.00         367,500      6.750       20010901
6823805111                8           Refinance           Rapid        38.67         647,725      6.375       20011101
6824035668                6       Cash-out Refinance    Standard       43.84         445,000      6.875       20010901
6824200502                6       Cash-out Refinance      Rapid        64.28         450,000      6.875       20010901
6824802786                1            Purchase           Rapid        80.00         300,000      6.750       20011101
6825130989                1            Purchase         Standard       65.30         800,000      6.500       20011001
6825458935                1            Purchase         Standard       80.00         287,800      6.625       20011001
6825653048                6       Cash-out Refinance    Standard       56.92         740,000      6.375       20011101
6825782839                1            Purchase           Rapid        46.85         335,000      6.375       20011001
6826156231                8           Refinance           Rapid        69.87         580,000      6.750       20010801
6826270180                6       Cash-out Refinance    Standard       62.21         450,000      6.500       20011001
6826727007                1            Purchase         Standard       80.00         338,000      6.250       20011001
6827104883                6       Cash-out Refinance      Rapid        40.17         693,000      6.500       20011001
6828541125                1            Purchase           Rapid        80.00         716,000      6.625       20011001
6828628872                8           Refinance           Rapid        74.73         710,000      6.500       20011001
6828948403                8           Refinance         Standard       80.00         372,000      7.000       20010801
6829087656                6       Cash-out Refinance      Rapid        66.11         400,000      6.625       20011101
6829248209                8           Refinance           Rapid        76.53         750,000      6.875       20011101
6829250494                1            Purchase         Standard       80.00         479,920      6.250       20011001
6829753414                1            Purchase         Standard       60.00         496,200      6.750       20010801
6830819469                8           Refinance           Rapid        52.75         738,600      6.500       20011101
6831322976                8           Refinance           Rapid        31.46         700,000      7.500       20010901
6831721169                8           Refinance           Rapid        72.72         440,000      6.875       20010801
6831983520                1            Purchase         Standard       80.00         351,200      6.750       20010901
6832344565                8           Refinance           Rapid        51.92         675,000      6.625       20011001
6832565003                1            Purchase           Rapid        75.65         373,000      7.125       20010901
6833379032                1            Purchase         Standard       80.00         499,200      6.625       20010901
6833404954                8           Refinance           Rapid        27.50         385,000      6.750       20011101
6834075761                6       Cash-out Refinance    Standard       66.06         668,618      6.875       20011001
6834193127                1            Purchase         Standard       80.00         337,600      6.875       20011101
6834675065                1            Purchase         Standard       79.91         736,000      6.875       20010901
6834911320                8           Refinance           Rapid        77.21         349,000      6.500       20010701
6834960293                6       Cash-out Refinance      Rapid        51.08         424,000      6.875       20011001
6836001484                8           Refinance           Rapid        80.00         375,200      7.125       20011001
6836335064                1            Purchase         Standard       76.87         665,000      5.875       20011101
6838918586                6       Cash-out Refinance      Rapid        48.46         630,000      6.875       20010901
6838955364                1            Purchase         Standard       80.00         496,000      6.625       20010901
6839068134                1            Purchase           Rapid        80.00         380,000      6.875       20011001
6839160493                1            Purchase         Standard       94.99         308,325      7.125       20011001
6839572093                8           Refinance         Standard       77.98         397,700      6.875       20011001
6840375627                8           Refinance       All Ready Home   63.13         524,000      7.000       20010901
6840701764                1            Purchase         Standard       80.00         360,000      7.125       20011001
6840786435                6       Cash-out Refinance      Rapid        65.63         380,000      6.500       20011001
6842661537                1            Purchase           Rapid        80.00         304,000      6.500       20010801
6842749621                1            Purchase           Rapid        79.98         359,500      6.500       20011001
6842978261                8           Refinance         Standard       64.93         750,000      6.750       20011001
6843007649                1            Purchase         Standard       69.56         400,000      6.375       20011101
6843159903                8           Refinance         Standard       77.75         720,000      6.875       20011001
6843400398                6       Cash-out Refinance      Rapid        72.51         380,000      6.875       20011001
6843771103                1            Purchase           Rapid        80.00         303,200      6.875       20011001
6844151339                1            Purchase         Standard       80.00         535,200      6.500       20011001
6844252780                1            Purchase         Standard       70.00         717,500      6.500       20011101
6844394087                1            Purchase         Standard       94.99         290,479      6.500       20010901
6844474368                6       Cash-out Refinance      Rapid        69.60         435,000      6.875       20011001
6844481744                1            Purchase         Standard       95.00         370,500      7.375       20010901
6845561551                6       Cash-out Refinance    Standard       60.50         605,000      6.750       20011001
6845572293                1            Purchase           Rapid        80.00         504,000      6.875       20011101
6846627708                6       Cash-out Refinance      Rapid        80.00         360,000      6.750       20011101
6846709563                1            Purchase           Rapid        80.00         472,000      6.375       20011001
6846784616                8           Refinance         Standard       65.84         372,000      6.875       20010901
6846820584                1            Purchase           Rapid        80.00         308,800      7.000       20011001
6847091474                1            Purchase           Rapid        79.95         399,000      6.500       20010901
6847240881                1            Purchase        TSaver-NC1      80.00         326,000      6.375       20011101
6848204548                6       Cash-out Refinance    Standard       60.65         370,000      6.500       20011001
6848419880                8           Refinance         Standard       79.31         355,325      6.750       20011101
6848527922                8           Refinance         Standard       80.00         324,800      6.625       20010901
6848597412                1            Purchase           Rapid        80.00         408,000      6.625       20011001
6848867724                8           Refinance         Standard       47.58         571,000      6.750       20011001
6849069999                1            Purchase           Rapid        80.00         328,000      6.625       20010901
6850175008                8           Refinance           Rapid        79.57         378,000      6.875       20011001
6850431120                8           Refinance           Rapid        68.38         403,500      7.000       20011001
6851530599                8           Refinance         Standard       80.00         480,000      7.000       20011001
6851924057                1            Purchase           Rapid        64.38         325,000      6.625       20011001
6852315933                6       Cash-out Refinance    Standard       58.36         356,000      6.875       20011001
6852488227                8           Refinance         Standard       80.00         356,000      6.875       20010901
6852610507                1            Purchase         Standard       74.90         382,000      6.750       20011001
6852960894                8           Refinance           Rapid        79.03         573,000      6.875       20011101
6853184395                1            Purchase           Rapid        66.10         472,000      6.750       20010901
6853714860                6       Cash-out Refinance      Rapid        80.00         456,000      6.375       20011001
6853910062                1            Purchase         Standard       80.00         447,200      6.000       20011001
6854711923                6       Cash-out Refinance      Rapid        66.28         580,000      6.625       20011101
6854927099                1            Purchase         Standard       55.17         400,000      6.500       20010901
6854967178                8           Refinance           Rapid        67.94         611,500      6.750       20010901
6855283070                6       Cash-out Refinance      Rapid        70.00         521,500      6.625       20011101
6855768823                8           Refinance           Rapid        80.00         360,000      6.750       20011101
6856861031                1            Purchase           Rapid        80.00         692,000      7.000       20010901
6857594763                6       Cash-out Refinance      Rapid        62.85         361,400      6.875       20011001
6858074948                1            Purchase           Rapid        80.00         452,000      6.875       20010901
6858079772                1            Purchase         Standard       80.00         800,000      7.000       20010801
6858110254                8           Refinance           Rapid        79.61         416,400      7.000       20011001
6858928879                1            Purchase           Rapid        75.82         510,000      6.875       20010801
6858989798                1            Purchase         Standard       95.00         389,500      6.875       20011001
6859026327                8           Refinance         Standard       54.59         505,000      7.000       20011001
6859051440                6       Cash-out Refinance      Rapid        52.99         425,000      6.625       20011001
6859161116                8           Refinance           Rapid        30.00         375,000      7.125       20010901
6859407154                8           Refinance          Reduced       75.00         300,000      6.750       20010901
6860111365                8           Refinance         Standard       59.81         658,000      6.250       20011101
6860205217                1            Purchase           Rapid        80.00         740,000      6.875       20011001
6860670121                8           Refinance         Standard       77.63         493,000      6.750       20011001
6860933370                8           Refinance         Standard       74.00         740,000      7.125       20010901
6861164843                6       Cash-out Refinance      Rapid        68.31         365,500      6.750       20011001
6861278072                1            Purchase         Standard       80.00         615,040      7.000       20010901
6862333231                1            Purchase           Rapid        80.00         565,200      6.875       20010901
6862389233                6       Cash-out Refinance    Standard       44.68         324,000      6.125       20010901
6863089451                1            Purchase           Rapid        80.00         308,000      6.750       20011001
6863798572                6       Cash-out Refinance    Standard       69.76         600,000      7.000       20010801
6864845133                1            Purchase         Standard       80.00         462,360      6.750       20011001
6865192022                1            Purchase         Standard       72.22         975,000      6.750       20011001
6865555988                1            Purchase         Standard       80.00         412,000      6.750       20011001
6866967067                8           Refinance           Rapid        40.09         425,000      6.625       20011101
6867192947                1            Purchase           Rapid        80.00         404,000      6.875       20011001
6867760438                1            Purchase         Standard       80.00         396,000      6.250       20011101
6867994508                1            Purchase           Rapid        80.00         300,800      7.375       20010901
6868064020                1            Purchase           Rapid        50.27         450,000      6.375       20010901
6868495075                8           Refinance         Standard       75.00         315,000      6.875       20010901
6869355476                1            Purchase           Rapid        51.54         500,000      6.625       20010801
6870122675                1            Purchase           Rapid        80.00         527,200      7.000       20010801
6870128656                8           Refinance           Rapid        27.50         550,000      6.625       20010801
6871078520                6       Cash-out Refinance    Standard       65.00         403,000      7.125       20010901
6871456999                6       Cash-out Refinance    Standard       75.00         330,000      6.625       20011001
6871512171                1            Purchase         Standard       80.00         567,200      6.875       20010801
6872175960                6       Cash-out Refinance    Standard       59.04         310,000      6.500       20011001
6873614199                6       Cash-out Refinance      Rapid        75.00         306,000      6.750       20011001
6874245159                1            Purchase         Standard       78.12         750,000      7.000       20010901
6874337410                1            Purchase         Standard       80.00         568,000      6.750       20011001
6875307313                8           Refinance         Standard       47.92         534,348      7.125       20011001
6875578038                1            Purchase         Standard       80.00         392,000      6.875       20010701
6875913771                1            Purchase           Rapid        80.00         335,200      6.875       20010801
6876318657                1            Purchase           Rapid        80.00         360,000      6.875       20011001
6876319986                1            Purchase         Standard       76.92         350,000      6.875       20011001
6876792521                1            Purchase         Standard       79.56         584,000      6.875       20010801
6877160488                1            Purchase           Rapid        85.00         310,250      7.000       20010801
6877736303                1            Purchase         Standard       80.00         570,400      7.125       20010901
6878257549                8           Refinance         Standard       53.58         696,600      6.875       20011001
6878465985                6       Cash-out Refinance    Standard       26.66         400,000      6.250       20010801
6878840849                8           Refinance           Rapid        79.90         342,000      6.875       20010701
6879212287                6       Cash-out Refinance    Standard       62.35         477,000      7.000       20010901
6879682794                1            Purchase           Rapid        80.00         331,600      6.875       20010701
6880088262                1            Purchase         Standard       80.00         370,400      6.875       20010901
6880713158                1            Purchase         Standard       80.00         460,000      6.375       20011001
6880913105                1            Purchase         Standard       78.77         360,000      6.875       20011001
6881292335                1            Purchase         Standard       53.45         425,000      6.375       20011001
6881908666                6       Cash-out Refinance    Standard       39.39         650,000      7.000       20010901
6882069815                6       Cash-out Refinance    Standard       75.00         337,500      6.875       20011001
6883139914                1            Purchase         Standard       80.00         380,000      6.375       20011101
6883402767                1            Purchase           Rapid        80.00         416,000      6.625       20011001
6883930882                8           Refinance         Standard       64.10         625,000      6.875       20011001
6884070613                6       Cash-out Refinance    Standard       65.55         295,000      6.875       20010901
6884220804                8           Refinance           Rapid        66.00         528,000      6.750       20010901
6884309821                8           Refinance         Standard       51.13         450,000      6.625       20011101
6884621639                1            Purchase         Standard       80.00         335,200      6.625       20011001
6885295375                6       Cash-out Refinance      Rapid        68.75         550,000      6.875       20010901
6885456274                1            Purchase         Standard       79.99         671,000      6.875       20011001
6885823689                8           Refinance         Standard       56.75         814,500      6.875       20011001
6886555991                1            Purchase           Rapid        58.33         700,000      7.000       20011001
6886845905                1            Purchase         Standard       80.00         476,800      6.875       20011001
6887478557                6       Cash-out Refinance      Rapid        75.00         337,500      6.875       20010901
6887494257                1            Purchase           Rapid        46.51         400,000      6.875       20010901
6887535125                6       Cash-out Refinance    Standard       65.04         335,000      6.750       20011001
6887742614                6       Cash-out Refinance      Rapid        70.90         390,000      6.750       20011001
6888148266                1            Purchase           Rapid        80.00         285,380      5.875       20010901
6889517600                6       Cash-out Refinance      Rapid        69.47         305,000      6.500       20011001
6890442574                1            Purchase         Standard       76.47         650,000      6.750       20010901
6891258318                8           Refinance          Reduced       40.00         500,000      6.250       20011101
6892420511                8           Refinance         Standard       59.24         370,300      7.125       20010901
6892853737                8           Refinance           Rapid        70.83         464,000      7.250       20010901
6893439148                1            Purchase         Standard       80.00         323,200      6.750       20011101
6893924263                6       Cash-out Refinance      Rapid        47.55         409,000      6.625       20011101
6894243614                1            Purchase           Rapid        80.00         320,000      6.875       20010801
6894733150                8           Refinance           Rapid        36.00         324,000      7.375       20011001
6894885067                8           Refinance           Rapid        51.63         568,000      6.875       20010801
6895625371                1            Purchase         Standard       80.08         325,950      6.875       20010901
6896004790                1            Purchase           Rapid        80.00         380,000      6.625       20011001
6896454599                1            Purchase           Rapid        95.00         361,000      6.625       20010901
6897278195                1            Purchase           Rapid        50.03         650,000      7.000       20010901
6897373285                1            Purchase         Standard       80.00         365,600      6.875       20010901
6897798614                6       Cash-out Refinance      Rapid        64.42         335,000      6.625       20011001
6898490583                8           Refinance         Standard       77.84         650,000      6.875       20010901
6899619263                1            Purchase           Rapid        80.00         424,000      6.875       20010901
6899667122                1            Purchase           Rapid        80.00         496,000      6.250       20010801
6900528107                1            Purchase         Standard       75.00         993,750      6.500       20011101
6901933397                6       Cash-out Refinance    Standard       78.93         371,000      7.000       20011001
6902010070                1            Purchase           Rapid        80.00         352,000      6.875       20011001
6902038527                1            Purchase           Rapid        79.88         696,000      6.875       20011001
6902338836                8           Refinance         Standard       80.00         500,000      7.125       20010901
6902470761                1            Purchase         Standard       80.00         560,000      6.750       20010901
6904226617                1            Purchase         Standard       80.00         304,000      6.500       20010801
6904413751                1            Purchase           Rapid        70.00         298,410      6.375       20011101
6904947352                1            Purchase           Rapid        68.55         600,000      6.500       20011001
6906240749                1            Purchase         Standard       79.92         312,100      6.875       20011001
6906536021                1            Purchase           Rapid        69.91         409,000      6.750       20011001
6907050055                6       Cash-out Refinance      Rapid        69.39         402,500      6.875       20011101
6907707381                1            Purchase        TSaver-NC1      72.85         373,000      6.000       20011101
6907724378                6       Cash-out Refinance    Standard       66.66         400,000      6.750       20010901
6908753764                8           Refinance         Standard       73.07         950,000      7.125       20010901
6909075688                1            Purchase         Standard       75.00         637,500      6.500       20011001
6909420736                8           Refinance           Rapid        61.15         348,000      6.500       20011101
6909539527                8           Refinance           Rapid        60.46         650,000      6.875       20011101
6909756477                8           Refinance         Standard       69.76         473,000      6.750       20011101
6909858893                1            Purchase         Standard       80.00         504,000      6.625       20011001
6910229233                8           Refinance       All Ready Home   27.20         952,000      6.875       20011001
6910915518                8           Refinance         Standard       79.00         316,000      7.000       20010901
6911770797                8           Refinance           Rapid        56.40         564,000      6.625       20011001
6911849435                6       Cash-out Refinance    Standard       69.12         432,000      6.875       20011001
6913166184                1            Purchase           Rapid        78.53         750,000      6.625       20011001
6914901241                1            Purchase         Standard       95.00         280,250      7.000       20011001
6914911844                8           Refinance       All Ready Home   65.00         650,000      6.875       20011001
6914921827                1            Purchase           Rapid        79.99         506,630      6.625       20011001
6915758194                8           Refinance           Rapid        70.30         457,000      6.500       20011101
6916059360                1            Purchase         Standard       80.00         400,000      6.625       20011001
6916331108                6       Cash-out Refinance      Rapid        74.96         476,000      7.500       20010901
6917934058                6       Cash-out Refinance    Standard       73.17         450,000      6.750       20011101
6918040863                6       Cash-out Refinance      Rapid        30.20         740,000      6.500       20010901
6918117182                1            Purchase           Rapid        80.00         620,000      6.875       20010901
6918763571                8           Refinance           Rapid        80.00         328,000      6.625       20011001
6919055704                1            Purchase           Rapid        63.20         550,000      6.500       20010901
6919477536                1            Purchase           Rapid        74.99         335,900      6.750       20011001
6920169189                6       Cash-out Refinance    Standard       70.00         770,000      7.375       20010801
6921961634                1            Purchase           Rapid        80.00         358,400      6.500       20011101
6922430654                6       Cash-out Refinance      Rapid        70.79         320,000      6.625       20011001
6923483272                6       Cash-out Refinance      Rapid        52.88         412,500      6.750       20011001
6923539412                1            Purchase         Standard       91.02         309,500      6.875       20011101
6923868845                1            Purchase           Rapid        66.27         325,000      6.625       20011001
6925822899                1            Purchase           Rapid        80.00         600,000      6.875       20010901
6925983162                1            Purchase         Standard       80.00         292,000      6.875       20011101
6926262459                6       Cash-out Refinance    Standard       51.38         359,700      6.750       20011001
6926328680                8           Refinance           Rapid        56.98       1,000,000      6.500       20011101
6926565075                1            Purchase         Standard       80.00         306,400      7.000       20010901
6926783751                1            Purchase           Rapid        80.00         680,000      6.875       20011001
6927147709                8           Refinance           Rapid        73.33         363,000      7.250       20010901
6927810215                6       Cash-out Refinance    Standard       69.89         650,000      7.000       20010901
6928183125                8           Refinance           Rapid        67.54         358,000      6.375       20011001
6928746905                1            Purchase         Standard       80.00         356,000      6.875       20011001
6929424452                8           Refinance         Standard       78.66         590,000      6.875       20011001
6929506498                8           Refinance           Rapid        62.50         750,000      6.500       20011101
6930157026                6       Cash-out Refinance    Standard       69.74         680,000      6.875       20010901
6930218257                1            Purchase         Standard       80.00         444,000      6.500       20011001
6930654964                1            Purchase         Standard       80.00         439,200      6.375       20011101
6931022286                8           Refinance         Standard       43.11         388,000      6.250       20011001
6931257718                1            Purchase           Rapid        75.00         975,000      6.750       20011001
6931993684                8           Refinance           Rapid        39.44         471,400      6.625       20010901
6932474627                1            Purchase           Rapid        61.53         320,000      6.625       20010901
6932839381                8           Refinance       All Ready Home   51.64         377,000      6.750       20011001
6933385053                8           Refinance       All Ready Home   26.17         615,000      6.750       20011001
6933498799                6       Cash-out Refinance      Rapid        64.26         392,000      7.125       20010901
6933728484                1            Purchase           Rapid        80.00         536,800      6.125       20011001
6933814367                1            Purchase           Rapid        80.00         429,600      6.375       20011001
6934310274                8           Refinance           Rapid        59.00         590,000      6.500       20011101
6934932465                1            Purchase           Rapid        80.00         295,200      6.500       20010901
6936239257                1            Purchase         Standard       90.00         411,300      6.625       20010901
6936841557                8           Refinance           Rapid        49.17         504,000      7.000       20010801
6936944625                1            Purchase           Rapid        80.00         544,000      6.500       20011101
6937997234                8           Refinance         Standard       62.50         300,000      6.500       20011101
6938370365                8           Refinance         Standard       77.17         355,000      7.125       20010901
6940003830                8           Refinance           Rapid        80.00         353,600      6.625       20011001
6940609198                8           Refinance         Standard       80.00         344,000      7.125       20010901
6940745158                1            Purchase         Standard       70.09         750,000      6.625       20011001
6940929240                8           Refinance           Rapid        67.89         442,000      6.625       20010901
6942910313                8           Refinance         Standard       60.00         780,000      6.875       20011001
6943233715                8           Refinance           Rapid        76.94         454,000      6.500       20010901
6943263910                1            Purchase         Standard       80.00         298,832      6.250       20011001
6943286804                1            Purchase         Standard       80.00         640,000      7.000       20011001
6943321122                6       Cash-out Refinance    Standard       69.86         524,000      7.250       20010901
6943590650                8           Refinance           Rapid        69.33         520,000      6.875       20010901
6943697901                1            Purchase         Standard       75.00         378,750      6.875       20011001
6943724168                1            Purchase         Standard       80.00         340,000      6.625       20011001
6943904547                6       Cash-out Refinance    Standard       74.76         400,000      6.875       20011001
6944282877                1            Purchase           Rapid        80.00         388,000      7.000       20010901
6944840815                6       Cash-out Refinance    Standard       65.42         615,000      6.875       20011001
6945343330                6       Cash-out Refinance      Rapid        57.00         570,000      6.375       20011101
6945612536                8           Refinance       All Ready Home   54.44         490,000      6.250       20011101
6946160683                8           Refinance           Rapid        58.06         450,000      6.625       20010901
6947026115                1            Purchase           Rapid        80.00         464,000      6.375       20011001
6947287931                1            Purchase         Standard       80.00         440,000      6.000       20011101
6948043549                8           Refinance         Standard       57.33         387,000      7.000       20011001
6948726069                6       Cash-out Refinance    Standard       69.19         470,500      7.125       20011001
6948977480                1            Purchase           Rapid        80.00         349,200      6.875       20011001
6949010554                1            Purchase         Standard       79.97         334,300      6.875       20011001
6949039496                8           Refinance           Rapid        45.51         421,000      6.750       20011101
6949395906                1            Purchase           Rapid        80.00         440,000      6.875       20011001
6949735515                6       Cash-out Refinance    Standard       70.00         350,000      6.500       20011001
6950156767                8           Refinance         Standard       79.00         395,000      7.000       20010901
6950698859                8           Refinance         Standard       78.17         351,000      6.500       20011001
6950858529                1            Purchase         Standard       75.00         956,250      6.875       20011001
6951398913                1            Purchase           Rapid        80.00         456,000      6.250       20011001
6951979886                1            Purchase         Standard       75.00         843,750      5.750       20011001
6952519855                8           Refinance         Standard       47.10         565,205      6.750       20010901
6952747860                8           Refinance           Rapid        80.00         452,000      7.125       20011001
6953991343                1            Purchase         Standard       59.98         934,800      6.500       20011001
6954982788                1            Purchase           Rapid        80.00         319,200      6.750       20011101
6954993785                6       Cash-out Refinance      Rapid        63.63         385,000      6.250       20010901
6955275844                1            Purchase        Timesaver-1     80.00         580,000      5.875       20011001
6955802886                8           Refinance           Rapid        60.86         821,700      7.375       20011001
6956972415                1            Purchase         Standard       80.00         519,600      6.875       20010901
6957191262                8           Refinance           Rapid        68.44         414,100      6.250       20011001
6957981563                1            Purchase           Rapid        80.00         492,800      6.625       20011001
6958864909                1            Purchase           Rapid        68.75         440,000      6.500       20011001
6959366250                6       Cash-out Refinance    Standard       75.19         391,000      6.750       20011101
6959719169                8           Refinance         Standard       53.83         414,000      6.625       20011001
6960052246                1            Purchase           Rapid        80.00         319,992      6.000       20011101
6961022768                1            Purchase           Rapid        80.00         360,000      5.500       20011001
6961529721                1            Purchase           Rapid        78.78         650,000      6.875       20010801
6961958144                1            Purchase         Standard       80.00         452,000      6.500       20011001
6962178627                1            Purchase           Rapid        90.00         360,000      6.125       20011001
6962206600                8           Refinance           Rapid        80.00         304,000      6.500       20010801
6962455298                1            Purchase           Rapid        65.09         360,000      6.750       20010901
6962489842                1            Purchase           Rapid        70.68         410,000      6.875       20010901
6962971690                1            Purchase         Standard       60.00         383,460      6.125       20011101
6962990641                1            Purchase           Rapid        75.00         731,250      7.125       20011001
6964444266                1            Purchase         Standard       70.00         563,500      7.625       20010901
6964790429                8           Refinance           Rapid        74.18         319,000      6.750       20011001
6966387356                1            Purchase           Rapid        80.00         313,600      6.750       20010901
6966549807                1            Purchase         Standard       80.00         440,000      7.250       20010901
6966740109                8           Refinance           Rapid        79.98         590,320      6.875       20011101
6967650067                8           Refinance         Standard       38.25         306,000      7.250       20010901
6967691657                1            Purchase           Rapid        74.59         650,000      7.000       20010901
6968170842                8           Refinance         Standard       88.58         394,200      7.500       20010901
6968684198                6       Cash-out Refinance      Rapid        80.00         368,000      6.750       20011001
6969460515                1            Purchase           Rapid        73.97         540,000      6.750       20010901
6970180110                1            Purchase           Rapid        80.00         588,000      7.000       20010801
6970592983                1            Purchase           Rapid        80.00         597,600      6.750       20010901
6971894636                8           Refinance           Rapid        75.00         510,000      7.250       20010901
6974087113                1            Purchase           Rapid        80.00         437,600      6.875       20011001
6974574698                1            Purchase           Rapid        65.31         339,000      6.875       20011001
6974781939                6       Cash-out Refinance      Rapid        64.68         467,000      6.750       20011001
6974841089                8           Refinance           Rapid        61.05         580,000      7.000       20010901
6975097715                8           Refinance         Standard       80.00         312,000      6.750       20011001
6975761096                6       Cash-out Refinance    Standard       58.00         406,000      7.000       20011001
6976034501                6       Cash-out Refinance      Rapid        50.00         300,000      6.750       20011001
6976421914                8           Refinance           Rapid        76.34         397,000      6.750       20011101
6976532041                1            Purchase           Rapid        70.10         340,000      7.000       20011101
6976796059                1            Purchase         Standard       80.00         333,982      6.500       20010901
6977494514                1            Purchase           Rapid        57.14         360,000      7.000       20011001
6977730313                8           Refinance         Standard       56.48         762,500      7.250       20010701
6977755500                8           Refinance           Rapid        65.53         852,000      6.500       20011101
6978012182                1            Purchase           Rapid        95.00         370,500      6.875       20011001
6978054895                8           Refinance           Rapid        78.14         316,500      6.875       20010701
6979028195                1            Purchase         Standard       80.00         342,000      7.125       20010901
6979048532                6       Cash-out Refinance    Standard       74.82         312,000      6.750       20011001
6980194978                1            Purchase           Rapid        80.00         387,200      6.750       20010901
6982045467                1            Purchase         Standard       95.00         329,175      6.500       20011101
6982648658                1            Purchase           Rapid        70.00         399,000      6.625       20011001
6983185742                8           Refinance           Rapid        74.75         448,500      6.625       20011001
6983283760                6       Cash-out Refinance    Standard       49.61         650,000      6.500       20011101
6984649704                8           Refinance           Rapid        50.00         750,000      6.875       20011001
6985093852                8           Refinance           Rapid        57.14         600,000      6.500       20011001
6985406823                1            Purchase           Rapid        80.00         556,000      7.250       20010901
6985409561                1            Purchase           Rapid        68.18         600,000      6.750       20011101
6985534293                6       Cash-out Refinance      Rapid        59.84         395,000      6.750       20011001
6985646717                6       Cash-out Refinance    Standard       69.71         495,000      6.500       20011001
6986708888                8           Refinance         Standard       79.85         555,000      6.375       20011001
6986921101                8           Refinance           Rapid        55.77         502,000      6.625       20011101
6987536825                8           Refinance       All Ready Home   80.00         292,000      6.625       20011101
6987815146                8           Refinance         Standard       80.00         734,400      7.125       20011001
6988457823                1            Purchase         Standard       94.90         309,000      6.750       20011001
6988693906                6       Cash-out Refinance    Standard       68.15         443,000      7.250       20010901
6988821457                8           Refinance           Rapid        79.28         555,000      6.500       20011101
6989860363                8           Refinance       All Ready Home   29.42         488,500      6.625       20010801
6990401710                6       Cash-out Refinance    Standard       67.88         370,000      6.750       20011101
6990516780                8           Refinance           Rapid        65.78         500,000      7.250       20010901
6990739846                1            Purchase         Standard       80.00         324,000      6.750       20011101
6991173367                1            Purchase           Rapid        79.66         425,000      6.875       20011001
6991527331                1            Purchase           Rapid        80.00         331,200      6.250       20011001
6993380192                1            Purchase           Rapid        32.25       1,000,000      7.000       20011001
6993615878                1            Purchase           Rapid        80.00         344,000      6.000       20011001
6993781167                1            Purchase           Rapid        80.00         352,000      6.500       20010901
6993931093                8           Refinance           Rapid        72.34         340,000      6.875       20010901
6994892294                1            Purchase         Standard       80.00         376,000      6.625       20010901
6995683486                8           Refinance           Rapid        68.79         371,500      6.875       20011101
6995757603                1            Purchase         Standard       80.00         644,000      7.000       20010901
6995786784                1            Purchase           Rapid        80.00         388,000      6.250       20011101
6995854848                6       Cash-out Refinance    Standard       32.56         635,000      6.875       20011001
6995855894                8           Refinance         Standard       74.59         552,000      6.875       20011101
6996022627                8           Refinance           Rapid        42.40         578,882      6.750       20011001
6996264369                1            Purchase           Rapid        80.00         356,000      7.500       20010901
6996797525                1            Purchase           Rapid        37.03         500,000      6.125       20011001
6996971021                1            Purchase           Rapid        80.00         460,000      6.625       20010901
6999181479                1            Purchase           Rapid        80.00         341,600      6.625       20010901
6999391060                6       Cash-out Refinance      Rapid        55.27         608,000      7.250       20010901
6999535609                1            Purchase         Standard       80.00         505,600      6.750       20011001
6999737700                8           Refinance           Rapid        13.33         600,000      6.625       20011001

(TABLE CONTINUED)

Loan                   Maturity         Original         Monthly         Payment        Remaining         Scheduled
Number                   Date             Term            P & I         Due Date          Term               PB           FICO
---------------------------------------------------------------------------------------------------------------------------------
0029618121             20310501            360           2713.84        20011001           355            432,963.98       730
0029648987             20310501            360           2603.19        20011001           355            379,010.72       765
0029649548             20310501            360           2299.26        20011001           355            348,512.06       769
0029679313             20310801            360           3384.72        20011001           358            578,786.00       742
0029682887             20310701            360           2407.56        20011001           357            405,749.02       757
0029682903             20310601            360           2182.19        20011001           356            326,915.10       765
0029685666             20310801            360           3865.46        20011001           358            572,829.64       767
0029692621             20310701            360           2132.59        20011001           357            327,945.94       761
0029701240             20310901            360           2122.21        20011001           359            314,748.10       656
0029707569             20310601            360           3326.52        20011001           356            491,435.20       706
0029707700             20310801            360           2338.67        20011001           358            355,400.11       718
0029718590             20310601            360           3466.29        20011001           356            512,839.49       766
0029722881             20310601            360           2824.83        20011001           356            402,789.39       773
0029726676             20310801            360           2216.12        20011001           358            332,552.33       671
0029734910             20310901            360           3140.12        20011001           359            477,598.42       735
0029743333             20310701            360           3153.46        20011001           357            449,989.58       776
0029746146             20310701            360           4108.44        20011101           357            648,064.32       647
0029746377             20310701            360           2041.42        20011001           357            298,545.41       757
0029747870             20310701            360           1823.29        20011101           357            283,992.14       685
0029748126             20310801            360           3310.92        20011001           358            503,013.02       701
0029748183             20310801            360           2119.19        20011001           358            310,163.84       623
0029749645             20310701            360           2772.65        20011101           357            415,719.18       745
0029753464             20310701            360           2332.55        20011001           357            349,394.98       726
0029758851             20310701            360           2149.47        20011001           357            326,370.59       756
0029759016             20310701            360           2182.18        20011001           357            339,892.97       770
0029759487             20310801            360           2341.87        20011001           358            351,421.24       708
0029783586             20310901            360           2698.17        20011001           359            415,641.83       725
0029784584             20310901            360           2795.28        20011001           359            436,164.84       754
0029784956             20310901            360           3636.1         20011001           359            553,034.99       731
0029785367             20310901            360           1997.77        20011101           359            311,724.73       691
0099042194             20310601            360           1922.5         20011001           356            323,664.82       781
0099053126             20310601            360           2292.12        20011001           356            334,941.98       789
0099055469             20310601            360           3368.6         20011101           356            498,386.31       695
0099057424             20310701            360           3977.61        20011001           357            619,546.70       644
0099059412             20310701            360           5041.93        20011001           357            728,323.32       766
0099065922             20310701            360           2269.12        20011001           357            358,021.10       758
0099066201             20310701            360           1995.91        20011001           357            299,156.79       748
0099066763             20310601            360           2210.17        20011001           356            319,016.97       789
0099067662             20310701            360           2558.17        20011001           357            374,117.06       687
0099068652             20310801            360           2290.64        20011001           358            339,454.61       722
0099068660             20310701            360           2202.16        20011001           357            330,181.27       683
0099069981             20310701            360           2494.89        20011101           357            374,072.44       778
0099070658             20310701            360           2202.88        20011001           357            330,291.02       746
0099071409             20310701            360           1884.07        20011001           357            286,073.01       783
0099071656             20310701            360           2302.53        20011001           357            354,077.88       743
0099072183             20310701            360           3047.09        20011001           357            456,864.23       683
0099072290             20310801            360           3299.91        20011001           358            495,184.47       753
0099073454             20310701            360           2794.27        20011001           357            418,961.15       719
0099073512             20310701            360           2516.56        20011001           357            386,992.17       669
0099073876             20310701            360           1528.4         20011001           357            232,068.21       790
0099074528             20310701            360           3040.43        20011001           357            455,869.64       720
0099076598             20310701            360           2492.76        20011001           357            369,107.07       767
0099077356             20310701            360           2894.29        20011101           357            428,563.25       718
0099079386             20310701            360           2817.37        20011001           357            438,828.95       672
0099080285             20310701            360           2069.03        20011001           357            318,171.40       685
0099080368             20310701            360           2503.59        20011001           357            384,997.36       762
0099080590             20310801            360           2275.45        20011001           358            359,347.34       767
0099081481             20310801            360           1895.32        20011101           358            295,476.25       756
0099081572             20310701            360           2490.56        20011001           357            373,424.07       722
0099082018             20310801            360           2269.36        20011101           358            344,828.26       765
0099083370             20310801            360           2684.21        20011001           358            407,911.49       637
0099085748             20310701            360           1896.56        20011101           357            303,150.82       712
0099086035             20310701            360           2102.17        20011101           357            319,188.85       730
0099087074             20310701            360           2075.74        20011001           357            311,228.30       759
0099087728             20310701            360           2840.86        20011101           357            436,862.30       673
0099087769             20310801            360           2380.36        20011001           358            366,366.26       734
0099087918             20310801            360           2123.75        20011001           358            335,390.86       684
0099087959             20310801            360           4108.44        20011101           358            648,821.60       707
0099088486             20310701            360           2285.29        20011001           357            333,807.63       701
0099088700             20310701            360           3525.68        20011101           357            556,279.01       746
0099089146             20310701            360            2244          20011001           357            324,153.77       630
0099089534             20310701            360           1994.31        20011001           357            322,973.20       777
0099089815             20310701            360           4435.59        20011001           357            673,488.46       657
0099089831             20310801            360           2771.98        20011101           358            415,918.67       766
0099089955             20310701            360           1995.91        20011101           357            299,236.75       766
0099089963             20310701            360           2886.75        20011001           357            432,826.76       660
0099090086             20310801            360           2084.39        20011001           358            312,784.89       720
0099090128             20310801            360           2091.73        20011001           358            321,943.10       720
0099090557             20310801            360           2439.79        20011001           358            385,300.19       705
0099091761             20310701            360           2093.44        20011001           357            339,027.12       773
0099091910             20310701            360           3232.09        20011001           357            490,752.86       769
0099093031             20310701            360            2049          20011101           357            319,148.32       669
0099094641             20310701            360           2356.35        20011001           357            367,020.56       756
0099094682             20310701            360           4270.04        20011101           357            648,352.35       795
0099095036             20310701            360           2417.36        20011101           357            349,196.12       720
0099095903             20310701            360           4244.43        20011001           357            628,479.59       651
0099096257             20310801            360           2647.59        20011001           358            429,181.86       738
0099096679             20310801            360           4740.51        20011001           358            748,640.31       647
0099097206             20310801            360           1824.83        20011001           358            280,864.16       786
0099097388             20310801            360           3812.53        20011001           358            551,157.36       804
0099097545             20310801            360           3478.9         20011001           358            549,402.17       771
0099097552             20310801            360           2711.66        20011001           358            396,877.93       762
0099099467             20310801            360           4405.18        20011001           358            723,587.08       783
0099099905             20310801            360           2032.1         20011001           358            320,917.14       707
0099099921             20310701            360           2262.03        20011101           357            339,159.02       727
0099102063             20310801            360           3113.27        20011101           358            479,171.14       788
0099103772             20310801            360           2467.16        20011001           358            365,612.56       705
0099105439             20310801            360           3863.85        20011001           358            565,513.63       704
0099105876             20310701            360           3364.28        20011001           357            544,836.54       718
0099106270             20310801            360           1944.51        20011001           358            295,501.22       707
0099106346             20310901            360           2069.33        20011101           359            314,735.36       738
0099107203             20310701            360           2367.38        20011101           357            360,385.46       764
0099108086             20310801            360           2043.05        20011101           358            310,475.94       765
0099108110             20310701            360           2195.5         20011001           357            329,183.76       646
0099108144             20310801            360           4151.49        20011001           358            622,974.04       736
0099108425             20310801            360           2315.1         20011001           358            375,284.61       790
0099109712             20310701            360           2456.92        20011001           357            373,051.96       732
0099109829             20310801            360           1936.66        20011101           358            305,844.52       779
0099110207             20310801            360           2062.44        20011001           358            309,490.30       765
0099110868             20310701            360           1945.79        20011001           357            299,220.76       699
0099111536             20310801            360           3214.45        20011001           358            494,744.20       657
0099111577             20310801            360           2218.21        20011001           358            341,409.42       758
0099112013             20310801            360            3243          20011001           358            499,136.58       725
0099113409             20310801            360           2803.24        20011001           358            431,453.68       663
0099113664             20310801            360           2425.76        20011101           358            373,354.17       726
0099114704             20310801            360           3072.16        20011001           358            455,268.52       637
0099114761             20310801            360           3056.15        20011001           358            447,298.93       794
0099115172             20310801            360           2358.97        20011001           358            345,258.85       776
0099116048             20310801            360           3221.58        20011001           358            489,432.96       736
0099116469             20310801            360           3315.24        20011001           358            479,267.28       764
0099116535             20310801            360           2721.32        20011001           358            424,247.99       758
0099117004             20310801            360           2709.44        20011001           358            406,580.42       761
0099117749             20310801            360           2490.96        20011001           358            355,719.55       676
0099118440             20310801            360           2016.77        20011001           358            291,554.26       739
0099119059             20310801            360           2522.61        20011001           358            383,352.93       788
0099119109             20310801            360           2008.5         20011001           358            334,331.33       747
0099119174             20310801            360           2188.37        20011001           358            336,817.38       692
0099119364             20310801            360           2564.45        20011101           358            399,790.53       757
0099119448             20310801            360           2706.55        20011001           358            411,305.75       767
0099119489             20310801            360           2328.47        20011101           358            358,380.08       770
0099119562             20310801            360           2272.41        20011001           358            340,998.41       709
0099119653             20310801            360           3326.51        20011001           358            499,177.93       775
0099119802             20310801            360           2075.51        20011101           358            319,447.42       768
0099119851             20310801            360           2364.95        20011001           358            358,890.50       692
0099120214             20310901            360           3284.65        20011001           359            499,579.93       777
0099120305             20310801            360           2161.78        20011001           358            332,724.45       699
0099120339             20310801            360           3941.58        20011001           358            598,988.95       657
0099121329             20310901            360           2759.11        20011001           359            419,647.14       781
0099121642             20310801            360           2179.29        20011001           358            335,419.79       779
0099122608             20310801            360           2864.21        20011001           358            435,265.32       760
0099122657             20310801            360           2894.21        20011001           358            451,200.22       707
0099122749             20310801            360           2056.45        20011101           358            329,015.78       762
0099122764             20310801            360           2594.39        20011001           358            399,309.28       743
0099123499             20310801            360           2948.3         20011101           358            448,043.74       715
0099123572             20310801            360           5602.72        20011001           358            873,451.76       720
0099123697             20310801            360           2507.24        20011101           358            371,553.03       701
0099124067             20310801            360           2820.89        20011001           358           423302.86         684
0099124125             20310801            360           2562.02        20011001           358            389,342.84       625
0099124398             20310901            360           2154.73        20011001           359            327,724.44       704
0099124869             20310801            360           2342.61        20011001           358            355,947.72       642
0099125379             20310801            360           2222.11        20011001           358            333,450.85       643
0099125601             20310801            360           2328.56        20011001           358            349,424.54       798
0099125940             20310801            360           2463.48        20011001           358            374,368.11       715
0099126120             20310801            360           3284.64        20011101           358            499,157.48       742
0099126278             20310801            360           2626.07        20011001           358            399,076.40       710
0099127102             20310801            360           2045.02        20011001           358            310,775.44       746
0099127599             20310801            360           3668.48        20011001           358            550,493.40       785
0099127748             20310801            360           5780.97        20011101           358            878,517.16       683
0099128027             20310901            360           3263.63        20011001           359            496,382.62       745
0099128084             20310901            360           3346.77        20011101           359            515,555.73       763
0099128746             20310901            360           2121.88        20011001           359            322,728.64       720
0099128902             20310801            360           2634.6         20011101           358            395,348.91       690
0099128928             20310801            360           4162.03        20011001           358            648,849.86       750
0099129173             20310801            360           2970.72        20011101           358            469,147.92       786
0099129231             20310801            360           2382.16        20011001           358            348,653.53       716
0099131039             20310801            360           4234.65        20011001           358            635,453.49       749
0099131179             20310901            360           2296.04        20011001           359            353,695.21       746
0099134041             20310901            360           3626.32        20011001           359            558,618.62       747
0099134231             20310801            360           3444.78        20011101           358            543,956.71       746
0099134363             20310801            360           2330.74        20011001           358            363,355.91       727
0099135071             20310901            360           2464.68        20011001           359            379,672.82       790
0099136673             20310901            360           2173.78        20011001           359            330,622.00       682
0099136772             20310901            360           2542.31        20011001           359            386,674.88       753
0099138703             20310801            360           2233.56        20011101           358            339,427.08       699
0099139917             20310801            360           1939.25        20020101           358            292,702.58       761
0099140774             20310801            360           2576.27        20011001           358            423,173.69       797
0099141582             20310801            360           2622.45        20011001           358            388,625.59       627
0099142085             20310801            360           2403.74        20011001           358            360,705.96       720
0099142564             20310801            360           2894.76        20011001           358            463,138.20       670
0099142614             20310801            360           3161.22        20011001           358            492,826.43       740
0099143240             20310801            360           2264.91        20011001           358            348,596.99       721
0099143992             20310901            360           4676.74        20011001           359            702,373.80       703
0099144024             20310901            360           4270.04        20011001           359            649,453.92       781
0099144073             20310801            360           2081.32        20011101           358            304,622.54       760
0099144602             20310801            360           1871.61        20011001           358            299,442.80       757
0099146060             20310801            360           2533.19        20011101           358            375,396.83       795
0099146086             20310901            360           2432.25        20011001           359            374,677.13       783
0099146169             20310801            360           2448.37        20011001           358            372,071.99       707
0099147845             20310901            360           1820.36        20011001           359            287,739.64       640
0099147993             20310901            360           2515.05        20011101           359            382,528.36       659
0099153231             20310901            360           2200.65        20011101           359            334,708.56       759
0099153504             20310901            360           2568.45        20011001           359            395,659.05       765
0099153678             20310901            360           2283.07        20011101           359            351,696.93       708
0099156572             20310901            360           2207.28        20011101           359            335,717.72       721
6001171260             20310801            360           2774.32        20011001           358            416,314.37       726
6001683777             20310801            360           2062.44        20011001           358            309,490.30       651
6001813820             20310801            360           2824.8         20011001           358            429,275.41       645
6002065115             20310901            360           4949.86        20011001           359            743,390.14       668
6002317060             20310701            360           2489.21        20011001           357            355,202.41       789
6003515522             20310801            360           2433.47        20011001           358            384,302.01       765
6003962864             20310901            360           1896.21        20011001           359            299,728.79       769
6004170608             20310801            360           2477.71        20011001           358            391,289.32       766
6004366552             20310901            360           3893.1         20011001           359            607,463.57       773
6004824451             20310801            360           2204.22        20011001           358            303,580.19        0
6005079378             20310901            360           2886.27        20011001           359            444,616.86       768
6007343772             20310901            360           2133.05        20011001           359            341,588.32       712
6007387233             20310901            360           2936.86        20011001           359            452,410.14       694
6007736744             20311001            360           2548.09        20011101           360            425,000.00       804
6007851592             20310801            360           2958.24        20011001           358            461,182.52       802
6008169895             20310501            360           3342.67        20011001           355            487,950.34       746
6008453018             20310901            360           2159.95        20011101           359            320,343.61       785
6009347821             20310901            360           2830.18        20011001           359            441,610.03       726
6009867166             20310801            360           3527.71        20011001           358            536,095.12       733
6010534391             20310901            360           2661.21        20011001           359            399,672.12       723
6010804471             20310801            360           2348.4         20011101           358            343,711.26       737
6011004899             20310801            360           3201.36        20011001           358            469,587.62       762
6011106132             20310901            360           4968.27        20011001           359            765,340.48       749
6012301377             20310901            360           2944.64        20011001           359            453,609.11       783
6012841182             20310801            360           2182.2         20011001           358            327,460.69       703
6013657389             20310801            360           2175.63        20011001           358            314,519.15       774
6015115550             20310801            360           4547.6         20011001           358            673,917.22       734
6015266866             20310801            360           3438.45        20011001           358            543,013.77       737
6015391532             20310901            360           2270.1         20011001           359            349,698.65       725
6015563072             20310801            360           2995.6         20011001           358            455,231.61       752
6015651745             20310901            360           2490.62        20011001           359            383,669.38       799
6017761518             20310901            360           2667.14        20011001           359            405,658.90       776
6018362191             20310901            360           2205.24        20011001           359            339,707.26       737
6018521465             20310801            360           3792.41        20011001           358            598,912.24       765
6018731775             20310801            360           4021.31        20011001           358            618,929.38       750
6019565578             20311001            360           2890.49        20011101           360            440,000.00       786
6020315013             20311001            360           2620.26        20011101           360            420,000.00       769
6021218190             20311001            360           1896.21        20011101           360            300,000.00       791
6021435018             20310901            360           3606.54        20011001           359            548,538.77       703
6021544504             20310801            360           2537.39        20011001           358            385,599.14       724
6021606543             20310801            360           4092.84        20011001           358            606,518.29       724
6021661290             20310901            360           4812.6         20011001           359            741,361.15       727
6021960874             20310901            360            3243          20011001           359            499,569.50       795
6023494344             20310801            360           2170.55        20011001           358            325,713.59       701
6024660653             20310901            360           2578.18        20011001           359            397,157.76       752
6024937713             20311001            360           4276.21        20011101           360            659,300.00       679
6024962315             20310801            360           6486.7         20011001           358            973,396.94       761
6025101459             20310901            360           4256.9         20011001           359            647,455.60       781
6025408193             20310901            360           2456.92        20011001           359            373,685.79       741
6025522456             20210701            240           2319.09        20011001           237            306,133.72       746
6025540243             20310901            360           2711.15        20011001           359            417,640.10       734
6025899193             20310901            360           2586.7         20011001           359            388,481.30       729
6026086923             20311001            360           1920.94        20011101           360            300,000.00       719
6026949781             20310701            360           2586.7         20011001           357            387,838.31       760
6027147112             20310801            360           2270.1         20011001           358            349,395.61       703
6027684684             20310901            360           2672.23        20011001           359            411,645.27       683
6027985982             20310901            360           4059.82        20011001           359            617,480.81       746
6028113923             20310901            360           3009.5         20011101           359            463,600.50       658
6029643092             20310801            360           6275.19        20011001           358            965,829.31       767
6029997811             20310801            360           3284.65        20011001           358            499,157.46       717
6030729740             20310901            360           3405.52        20011001           359            517,964.48       714
6030752650             20310901            360           3743.22        20011001           359            599,444.28       704
6030983826             20310801            360           6569.29        20011001           358            998,314.94       744
6033732550             20310801            360           3334.5         20011001           358            500,375.94       714
6033852879             20310701            360           1847.16        20011001           357            299,141.57       800
6033946143             20310801            360           3744.5         20011001           358            569,039.51       739
6035800660             20310901            360           2347.93        20011001           359            361,688.32       783
6036342662             20311001            360           2479.29        20011101           360            368,000.00       735
6036786397             20310801            360           2395.09        20011001           358            359,408.10       754
6037812051             20310901            360           2167.87        20011001           359            329,722.76       747
6038058746             20310901            360           1945.8         20011001           359            299,741.70       745
6038158074             20310801            360           2183.55        20011001           358            349,349.93       722
6038471121             20310701            360           6400.33        20011001           357            947,707.33       665
6039133522             20310801            360           4806.94        20011001           358            694,913.57       718
6039358905             20311001            360           3286.76        20011101           360            520,000.00       766
6039629511             20310901            360           2003.66        20011001           359            316,713.42       786
6039764003             20310901            360           3794.3         20011001           359            584,496.33       805
6039906505             20310901            360           4065.98        20011001           359            634,439.75       744
6040033927             20311001            360           4149.22        20011101           360            648,000.00       743
6040610815             20310801            360           2457.71        20011001           358            373,489.58       686
6040859230             20311001            360           2199.6         20011101           360            348,000.00       789
6041050979             20310901            360           2241.09        20011001           359            349,691.20       698
6041858447             20310901            360           3098.43        20011001           359            489,761.85       691
6042154457             20310801            360           2578.63        20011001           358            377,408.46       810
6042622438             20310801            360           3889.02        20011001           358            591,002.45       667
6042826146             20310801            360           2574.94        20011001           358            396,314.45       717
6042970902             20310801            360           2693.41        20011101           358            406,989.32       773
6043252425             20310801            360           2270.35        20011001           358            345,017.64       789
6044226097             20310801            360           3212.39        20011001           358            488,175.99       758
6046055114             20310901            360           4020.41        20011001           359            611,485.84       810
6046418635             20310901            360           3624.17        20011101           359            565,500.62       748
6046882913             20310801            360           4088.8         20011001           358            591,096.29       764
6047785511             20310901            360           2401.3         20011001           359            389,629.95       671
6048290222             20310701            360           2270.7         20011001           357            324,022.44       726
6048433947             20310901            360           2495.48        20011001           359            399,629.52       774
6048702804             20310901            360           2043.09        20011001           359            314,728.79       748
6049093716             20310901            360           5322.42        20011101           359            799,344.25       769
6049489708             20310801            360           2561.25        20011001           358            399,292.22       739
6050680484             20310801            360           3528.38        20011001           358            543,060.61       709
6050863569             20310701            360           4268.59        20011001           357            640,013.01       655
6051408190             20310901            360           3741.77        20011001           359            649,305.11       712
6052042253             20311001            360           3841.87        20011101           360            600,000.00       789
6052278907             20310801            360           2521.8         20011001           358            398,252.69       771
6052530984             20311001            360           2199.02        20011101           360            326,400.00       705
6052571897             20310901            360           3279.39        20011001           359            498,780.61       724
6052991756             20311001            360            3868          20011101           360            620,000.00       776
6053338270             20310801            360           2693.19        20011001           358            399,108.76       766
6053970460             20310701            360           2102.18        20011001           357            319,188.82       767
6054170938             20310801            360           3445.08        20011001           358            504,221.68       760
6055663741             20310901            360           1999.7         20011001           359            304,144.26       784
6055826421             20311001            360           3180.57        20011101           360            503,200.00       630
6056057372             20310901            360           2834.38        20011001           359            436,623.75       754
6056310359             20310801            360           1903.22        20011001           358            316,806.38       698
6056566786             20311001            360           2957.27        20011101           360            444,500.00       668
6057245646             20311001            360           3891.59        20011101           360            600,000.00       724
6057310739             20310901            360           2550.04        20011001           359            397,898.63       639
6058000149             20311001            360           3274.12        20011101           360            518,000.00       768
6058355030             20310901            360           2286.12        20011001           359            347,707.63       721
6058751121             20310901            360           6403.11        20011001           359            999,117.72       652
6058761872             20310801            360           4926.97        20011001           358            748,736.21       752
6059386695             20310701            360           3059.37        20011001           357            458,707.31       770
6059571080             20310801            360           2121.89        20011001           358            322,455.71       639
6061082118             20310901            360           2727.57        20011001           359            414,851.18       745
6061171150             20310901            360           2049.14        20011001           359            307,747.53       789
6062294498             20310801            360           3100.71        20011101           358            471,204.64       753
6064378877             20310901            360           2824.8         20011001           359            429,638.74       670
6064600411             20310901            360           3278.62        20011001           359            492,396.05       736
6065832120             20310801            360           2106.19        20011001           358            336,972.96       716
6066543809             20310901            360           3673.55        20011001           359            558,730.20       756
6067280518             20310901            360           3437.57        20011001           359            529,543.68       783
6067516903             20310901            360           3284.65        20011001           359            499,579.93       690
6067551181             20310701            360           4215.89        20011001           357            648,311.62       755
6067811676             20310901            360           2370.26        20011001           359            374,660.99       730
6068113486             20310901            360            2776          20011001           359            427,631.50       759
6068797064             20310901            360           4695.86        20011001           359            723,376.64       763
6071848094             20310801            360           2811.66        20011001           358            427,278.78       781
6072714675             20310801            360           5255.44        20011001           358            798,651.93       645
6072990218             20310801            360           2463.49        20011001           358            374,368.09       741
6073091297             20310701            360           2849.39        20011001           357            443,815.62       698
6073378710             20310901            360           1945.7         20011001           359            288,569.05       739
6073779487             20310801            360           2311.69        20011001           358            334,189.08       701
6073870526             20310801            360           2783.05        20011001           358            451,140.00       764
6074431674             20311001            360           1833.32        20011101           360            332,000.00       710
6074483402             20310701            360           3372.72        20011001           357            518,649.27       746
6074794642             20310901            360           2032.99        20011001           359            317,219.88       761
6074829042             20310901            360           3153.26        20011001           359            479,596.74       646
6076599858             20311001            360           2625.09        20011101           360            399,600.00       694
6076977047             20311001            360           2956.18        20011101           360            450,000.00       657
6077234893             20311001            360           2189.49        20011101           360            346,400.00       720
6078036313             20311001            360           4258.07        20011101           360            665,000.00       762
6078230049             20311001            360           4055.16        20011101           360            650,000.00       703
6078722904             20310601            360           2241.09        20011001           356            348,754.54       746
6078755524             20311001            360           2581.43        20011101           360            398,000.00       752
6079626070             20310901            360           3544.64        20011001           359            560,293.03       779
6080015065             20310901            360           2224.7         20011001           359            342,704.68       708
6081232396             20310901            360           4802.34        20011001           359            749,338.29       743
6081884279             20311001            360           6900.99        20011101           360            975,000.00       747
6082293371             20310901            360           2254.58        20011001           359            342,911.67       789
6082384832             20310801            360           3503.34        20011001           358            519,165.85       788
6082502821             20311001            360           4926.97        20011101           360            750,000.00       701
6083692076             20310901            360           4926.97        20011001           359            749,369.91       673
6083784006             20310901            360           4637.48        20011001           359            714,384.40       680
6083787546             20311001            360           6238.7         20011101           360          1,000,000.00       739
6084141040             20310901            360           2697.52        20011001           359            415,541.92       723
6084461737             20310801            360           2105.46        20011001           358            319,959.94       699
6084494100             20310901            360           4262.28        20011001           359            682,567.22       765
6084955944             20311001            360           2572.52        20011101           360            407,000.00       683
6085347109             20310901            360           2220.98        20011001           359            355,670.27       719
6085414958             20310901            360           1987.47        20011001           359            294,764.09       763
6085727268             20311001            360           3361.64        20011101           360            525,000.00       676
6085922240             20310901            360           2096.21        20011001           359            335,688.79       742
6086346209             20311001            360           4679.03        20011101           360            750,000.00       777
6087098072             20310901            360           1995.91        20011001           359            299,754.09       760
6087277155             20311001            360           4976.9         20011101           360            757,600.00       805
6087736291             20310701            360           3940.6         20011001           357            638,168.69       746
6088207417             20310901            360           2682.91        20011001           359            418,630.32       644
6088386450             20310901            360           2495.48        20011001           359            399,629.52       776
6088565905             20311001            360           2043.33        20011101           360            327,525.00       799
6088889719             20311001            360           1910.13        20011101           360            294,500.00       766
6088908196             20310801            360           2771.34        20011001           358            400,637.48       795
6089191099             20310801            360           2508.05        20011001           358            396,080.62       744
6089313909             20310901            360           2275.94        20011001           359            389,592.81       791
6089349192             20310901            360           2700.54        20011001           359            390,702.48       761
6090049708             20310901            360           3041.48        20011001           359            474,580.92       696
6090882660             20310901            360           5079.18        20011001           359            782,425.76       705
6091047636             20310901            360           1945.8         20011001           359            299,741.70       770
6091218997             20310801            360           2748.78        20011001           358            407,345.50       690
6092420410             20311001            360           3743.57        20011101           360            608,000.00       686
6092681482             20310801            360           3637.63        20011001           358            539,065.87       790
6093399415             20310901            360           3417.14        20011001           359            526,396.39       737
6093550108             20310801            360           2167.87        20011001           358            329,443.93       668
6093837448             20310801            360           3337.32        20011001           358            527,042.77       728
6093917257             20310901            360           2782.86        20011001           359            457,554.85       769
6094276273             20310701            360           2100.23        20011001           357            327,127.01       781
6094415392             20310901            360           2916.69        20011001           359            438,040.64       725
6096145187             20310901            360           2463.49        20011001           359            374,684.95       748
6097121708             20311001            360           2548.44        20011101           360            398,000.00       768
6097725540             20311001            360           4424.48        20011101           360            700,000.00       737
6097749227             20310901            360           4674.28        20011001           359            729,355.93       765
6098171769             20310801            360           2956.18        20011001           358            449,241.73       686
6099419837             20310901            360           4028.81        20011101           359            636,823.77       734
6099606367             20310801            360           2694.88        20011001           358            399,358.34       790
6099738574             20311001            360           2540.92        20011101           360            402,000.00       782
6099845031             20310801            360            3636          20011001           358            532,165.91       681
6100003232             20311001            360           2339.52        20011101           360            375,000.00       679
6100827721             20310801            360           2218.56        20011001           358            350,363.66       722
6101580543             20310901            360           1995.91        20011001           359            299,754.09       790
6102756464             20311001            360           2108.69        20011101           360            338,000.00       685
6103072093             20310801            360           2295.3         20011001           358            344,432.75       768
6103868151             20311001            360           5355.69        20011101           360            805,000.00       695
6104256026             20310701            360           3967.85        20011001           357            602,468.97       727
6104384208             20311001            360           2370.26        20011101           360            375,000.00       695
6104692808             20310901            360           3693.31        20011001           359            591,451.69       703
6105080102             20311001            360           3078.59        20011101           360            500,000.00       649
6105434614             20310701            360           3284.65        20011001           357            498,732.57       728
6106995761             20310801            360           2746.82        20011001           358            422,768.69       749
6107181882             20310801            360           2128.97        20011001           358            319,473.87       612
6107237908             20310801            360           3521.87        20011101           358            521,911.44       752
6107373877             20310801            360           5912.36        20011001           358            898,483.45       761
6108150522             20310801            360           3120.42        20011001           358            474,199.58       796
6108261683             20310901            360           1918.24        20011001           359            291,754.68       787
6108651107             20310801            360           2021.16        20011001           358            299,518.76       784
6109766805             20311001            360           2241.09        20011101           360            350,000.00       772
6110150346             20311001            360           4215.89        20011101           360            650,000.00       755
6110250278             20310901            360           4472.09        20011001           359            688,906.35       794
6112365793             20310901            360           3472.31        20011001           359            534,895.07       734
6112463812             20310901            360           2632.35        20011001           359            444,546.30       748
6112561458             20310901            360           2334.96        20011001           359            359,690.04       769
6112607079             20310801            360           2453.64        20011001           358            368,193.62       748
6112747511             20310901            360           2433.19        20011001           359            379,664.73       765
6112863037             20310901            360           3110.97        20011001           359            511,502.36       753
6113125634             20310801            360           2744.78        20011001           358            439,142.85       754
6113475393             20310701            360           4799.63        20011001           357            738,077.84       769
6113939414             20310901            360           1861.45        20011001           359            294,233.76       760
6114317123             20310801            360           4926.97        20011001           358            748,736.21       650
6116619971             20310701            360           2307.05        20011001           357            364,004.73       696
6116781508             20310801            360           2421.71        20011001           358            363,401.50       791
6117762945             20310901            360           3924.02        20011001           359            604,479.11       727
6117866969             20310701            360           2678.37        20011001           357            433,755.30       705
6119000567             20160901            180           2973.03        20011001           179            342,854.47       702
6120116030             20310801            360           2074.61        20011001           358            323,426.70       778
6120326464             20310701            360           1995.91        20011001           357            298,959.23       769
6120955171             20310901            360           5542.84        20011001           359            843,041.15       739
6121188624             20310901            360           4864.49        20011001           359            749,354.26       769
6121557604             20310601            360           4215.89        20011001           356            647,742.48       703
6121833476             20310701            360           2406.99        20011001           357            365,471.23       699
6122111740             20310801            360           2913.84        20011001           358            460,164.23       752
6122326140             20311001            360           4511.79        20011101           360            686,800.00       775
6122728295             20310801            360           4374.8         20011001           358            673,335.26       665
6122747873             20310901            360           3381.57        20011001           359            534,516.35       788
6122912964             20310901            360            3243          20011001           359            499,569.50       770
6123734334             20311001            360           2202.27        20011101           360            353,000.00       730
6123973502             20310801            360           2341.87        20011001           358            351,421.24       730
6124239952             20310901            360           2510.41        20011001           359            367,712.92       692
6124514784             20310801            360           3110.73        20011101           358            455,286.39       801
6125815487             20310901            360           4257.94        20011001           359            639,475.39       654
6126235420             20310901            360           2422.35        20011001           359            387,918.38       780
6127913017             20310901            360           2741.05        20011001           359            411,662.28       725
6129148349             20310901            360           1943.52        20011001           359            291,885.54       636
6129478951             20310801            360           1996.51        20011001           358            332,335.32        0
6129479959             20310801            360           4026.64        20011001           358            582,110.04       637
6132539591             20310801            360           1967.26        20011001           358            291,531.59       753
6132637411             20310701            360           4002.17        20011001           357            648,140.09       771
6132678910             20310901            360           2619.63        20011001           359            393,427.25       680
6133282134             20311001            360           2536.76        20011101           360            412,000.00       740
6134643383             20310801            360           4754.66        20011001           358            678,987.53       681
6134759858             20310901            360           1937.07        20011001           359            318,490.14       786
6135843818             20310901            360           2334.96        20011001           359            357,126.20       755
6136281752             20311001            360           3169.26        20011101           360            508,000.00       706
6136382410             20310801            360           4434.27        20011001           358            673,862.59       802
6136611768             20310801            360           4799.63        20011001           358            738,722.16       714
6136815286             20310901            360           2174.75        20011001           359            335,011.31       709
6137433998             20310801            360           4311.8         20011001           358            638,973.36       722
6137937642             20310801            360           2290.65        20011001           358            339,454.59       805
6139369455             20310901            360           2709.16        20011001           359            439,582.51       764
6139740655             20310901            360           4989.77        20011001           359            749,385.23       737
6140391357             20310901            360           2000.28        20011001           359            308,134.47       761
6141541398             20310801            360           2414.22        20011101           358            366,880.73       760
6141584026             20310901            360           4184.64        20011001           359            636,464.84       690
6142136438             20310901            360           4539.38        20011001           359            690,419.47       727
6143026588             20310901            360           2309.11        20011001           359            351,204.69       695
6143582531             20310901            360           2364.95        20011001           359            359,697.55       712
6144415301             20311001            360           1896.21        20011101           360            300,000.00       690
6144569263             20310901            360           2816.15        20011001           359            417,665.73       734
6144709646             20311001            360           2142.51        20011101           360            338,967.00       795
6145253982             20310901            360           2162.37        20011001           359            316,732.72       708
6145633209             20310701            360           3284.65        20011001           357            498,732.57       710
6146072274             20310901            360           2055.4         20011001           359            320,716.79       651
6146166548             20310901            360           3735.93        20011001           359            575,504.07       719
6146861239             20311001            360           1863.06        20011101           360            328,125.00       740
6148786178             20310901            360           2016.98        20011001           359            314,722.08       784
6149343029             20310801            360           2257.13        20011001           358            347,399.06       756
6151498034             20310901            360           1997.69        20011001           359            307,734.81       751
6151766273             20311001            360           1918.24        20011101           360            292,000.00       703
6152250301             20310901            360           2499.2         20011001           359            395,042.55       763
6153189169             20310901            360           2594.4         20011001           359            399,655.60       763
6153982837             20310801            360           2310.64        20011001           358            355,634.81        0
6154297276             20310901            360           2351.81        20011001           359            357,699.23       641
6154399015             20310701            360           3326.52        20011001           357            498,763.26       738
6154403098             20310901            360           3160.34        20011001           359            499,547.99       692
6154588476             20310901            360           3778.66        20011001           359            574,716.76       786
6154675604             20310701            360           4270.04        20011001           357            648,352.35       731
6154855123             20310901            360           3028.45        20011001           359            460,612.70       773
6156015445             20311001            360           2075.52        20011101           360            320,000.00       676
6156419332             20310801            360           3264.94        20011001           358            495,130.03       761
6157347094             20310801            360           3410.89        20011101           358            499,217.53       712
6157453496             20311001            360           1946.55        20011101           360            304,000.00       790
6157803781             20310901            360           2497.28        20011001           359            410,600.53       723
6158073434             20310801            360           3760.81        20011001           358            593,921.30       760
6158492659             20310801            360           2177.31        20011001           358            348,351.79       689
6159450888             20310701            360           2590.04        20011001           357            374,138.67       767
6159463840             20310901            360           1997.26        20011001           359            311,644.80       757
6160132657             20310801            360           4144.06        20011001           358            599,084.07       713
6160327869             20310901            360           2151.11        20011001           359            344,480.64       775
6160885536             20310801            360           3859.16        20011101           358            593,955.00       747
6161520116             20310901            360           1895.33        20011001           359            295,738.84       749
6161565533             20310801            360           3248.94        20011001           358            469,681.92       754
6162136144             20310801            360           2096.21        20011001           358            335,375.93       664
6162162595             20310801            360           2918.7         20011001           358            449,222.92       748
6162300708             20310901            360           2918.7         20011001           359            449,612.55       733
6162399874             20310901            360           3941.58        20011001           359            599,495.92       776
6164076660             20310701            360           2559.88        20011001           357            403,895.65       752
6165448520             20310701            360           2458.8         20011001           357            382,977.98       724
6165513794             20310701            360           2279.51        20011001           357            355,052.51       784
6166931649             20310901            360           2023.63        20011001           359            311,731.37       686
6167583530             20311001            360           4588.82        20011101           360            726,000.00       755
6168165295             20311001            360           3489.7         20011101           360            545,000.00       715
6168246764             20310801            360           3119.35        20011001           358            499,071.34       741
6169354898             20310801            360           3590.15        20011001           358            566,970.26       785
6170903147             20310901            360           3547.42        20011001           359            539,546.33       796
6171223727             20310801            360           2412.79        20011001           358            371,357.62       655
6171871152             20310701            360           2038.55        20011001           357            313,483.59       697
6172507268             20310801            360           3424.6         20011001           358            527,088.24       733
6172548593             20310901            360           3092.52        20011001           359            476,389.48       746
6172732114             20311001            360           2594.87        20011101           360            395,000.00       686
6172809698             20310901            360           1813.11        20011001           359            298,109.97       788
6173277366             20311001            360           2459.82        20011101           360            404,834.00       784
6173467363             20310801            360           2102.18        20011001           358            319,460.76       650
6174189693             20310801            360           2069.33        20011001           358            314,469.20       770
6174440054             20311001            360           1910.13        20011101           360            294,500.00       746
6175227336             20310901            360           1945.8         20011001           359            299,741.70       753
6175371837             20310801            360           4329.66        20011001           358            692,711.02       619
6175936670             20310901            360           1893.91        20011001           359            291,748.59       737
6176598966             20311001            360           2994.58        20011101           360            480,000.00       801
6177001812             20310801            360           2140.38        20011001           358            329,430.14       706
6177143879             20310801            360           2171.15        20011001           358            329,943.09       767
6177633523             20310801            360           4716.03        20011001           358            698,877.12       620
6178116262             20311001            360           3037.64        20011101           360            462,400.00       780
6178153257             20310901            360           3175.27        20011001           359            489,136.10       656
6178557747             20310901            360           2884.62        20011101           359            455,350.05       777
6178965221             20261001            300           3316.38        20011101           300            480,000.00       638
6179710063             20310901            360           2270.1         20011001           359            349,698.65       769
6179824849             20310801            360           3069.8         20011001           358            449,295.78       773
6179832495             20310901            360           1913.77        20011001           359            318,882.23       643
6180337963             20310701            360           4598.51        20011101           357            698,225.60       749
6181536019             20311001            360           4108.45        20011101           360            650,000.00       695
6181592780             20311001            360           2107.95        20011101           360            325,000.00       722
6181756476             20310801            360           3038.98        20011001           358            439,328.32       785
6181940229             20310701            360           4689.37        20011001           357            721,121.99       732
6183361564             20310801            360           1865.68        20011001           358            283,521.44       677
6183785200             20311001            360           3258.37        20011101           360            496,000.00       717
6184504386             20311001            360           2567.73        20011101           360            440,000.00       747
6184516091             20310801            360           2331.22        20011001           358            349,823.89       784
6185073324             20310801            360           3681.79        20011101           358            573,982.58       740
6185741995             20310901            360           2055.4         20011001           359            320,716.79       730
6185860522             20310901            360           4907.92        20011001           359            746,472.34       765
6186042567             20310801            360           2477.65        20011001           358            381,340.35       772
6186117120             20311001            360           3160.34        20011101           360            500,000.00       685
6186284672             20310801            360           2275.45        20011001           358            359,347.34       694
6186560204             20310701            360           2364.95        20011001           357            359,087.45       738
6186628126             20310701            360           2167.87        20011001           357            329,163.50       719
6186814106             20310701            360           5738.24        20011001           357            860,366.64       765
6187830457             20310801            360           3983.62        20011001           358            605,378.18       755
6188655796             20310901            360           4736.96        20011001           359            711,416.37       759
6188678822             20311001            360           6403.11        20011101           360          1,000,000.00       775
6188957390             20310901            360           2233.56        20011001           359            339,714.36       730
6189002881             20310901            360           2528.15        20011001           359            379,688.52       737
6190323391             20310801            360           4169.07        20011001           358            595,362.22       779
6190674462             20310801            360           4966.25        20011001           358            726,776.48       777
6190770963             20310901            360           3694.6         20011001           359            576,490.92       768
6190996543             20310901            360           3941.58        20011001           359            599,495.92       740
6192336862             20311001            360           3438.45        20011101           360            544,000.00       741
6192493143             20310901            360           3015.99        20011001           359            464,599.64       724
6192736152             20310901            360           2714.92        20011001           359            423,625.91       775
6192791454             20310801            360           2661.21        20011001           358            399,342.33       793
6193075139             20310801            360           1847.16        20011001           358            299,429.20       689
6193252936             20310901            360           4556.31        20011001           359            739,297.86       718
6195270100             20310901            360           4418.15        20011001           359            689,391.23       786
6195649360             20310901            360           2078.11        20011001           359            320,124.14       647
6196003773             20310901            360           1872.25        20011001           359            284,760.56       769
6196027947             20310701            360           3022.27        20011001           357            470,743.77       672
6196715723             20311001            360           2061.81        20011101           360            322,000.00       776
6196930298             20311001            360           4086.17        20011101           360            630,000.00       732
6197667402             20310801            360           2964.37        20011001           358            439,294.17       766
6197673731             20311001            360           2171.07        20011101           360            348,000.00       774
6199106177             20310801            360           2387.62        20011001           358            349,452.27       672
6199158764             20310701            360           2737.09        20011001           357            418,892.59       771
6201700181             20310901            360           2796.88        20011001           359            436,414.62       727
6203225138             20310901            360           2994.98        20011001           359            455,521.98       793
6207577518             20310901            360           4332.64        20011001           359            667,424.86       731
6207798528             20310801            360           3233.58        20011001           358            504,106.42       801
6209119988             20310701            360           2709.18        20011001           357            391,349.05       749
6209257705             20310801            360           2857.65        20011001           358            434,266.98       766
6210917859             20310901            360           2233.56        20011001           359            339,714.36       676
6211222986             20310901            360           2594.4         20011001           359            399,655.60       658
6211284135             20310901            360           3580.27        20011001           359            551,524.73       737
6211703662             20310901            360           6403.11        20011001           359            999,117.72       766
6211718561             20310901            360           3158.68        20011001           359            486,580.70       753
6211835951             20310801            360           2070.97        20011101           358            314,718.78       727
6213738716             20310901            360           3755.39        20011001           359            578,501.49       752
6215027316             20310701            360           4162.03        20011001           357            648,270.02       732
6215439164             20311001            360           2484.46        20011101           360            420,000.00       757
6215706406             20310801            360           3076.93        20011001           358            467,591.75       749
6216337672             20310801            360           2761.01        20011001           358            414,317.66       650
6217017075             20311001            360           2957.61        20011101           360            456,000.00       776
6217204905             20311001            360           1971.74        20011101           360            304,000.00       680
6217311155             20310801            360           2135.57        20011001           358            308,728.00       715
6218563325             20310801            360           4379.18        20011001           358            648,957.31       805
6218600689             20310901            360           2938.15        20011001           359            452,609.98       667
6218688288             20311001            360           5146.93        20011101           360            825,000.00       778
6218988571             20310901            360           4207.68        20011001           359            665,098.19       769
6219019608             20310901            360           2918.7         20011001           359            449,612.55       713
6219728778             20311001            360           1972.06        20011101           360            312,000.00       760
6220014176             20310901            360           2510.02        20011001           359            391,654.15       711
6221570028             20310801            360           3147.78        20011001           358            497,109.14       788
6221682229             20310901            360           3264.94        20011001           359            496,582.46       727
6221715334             20311001            360           3295.69        20011101           360            514,700.00       645
6221868265             20311001            360           3198.27        20011101           360            506,000.00       749
6222433382             20310801            360           2433.19        20011001           358            379,327.61       712
6222706761             20310801            360           3269.08        20011101           358            523,026.76       764
6223751618             20310901            360           1945.8         20011001           359            299,741.70       780
6223909232             20310701            360           2627.95        20011001           357            394,022.98       701
6224017720             20310901            360           2326.02        20011001           359            367,667.31       714
6224168093             20310901            360           3350.34        20011001           359            509,571.54       675
6224314952             20310901            360           4864.49        20011001           359            749,354.26       757
6224329497             20310901            360           3681.79        20011001           359            574,492.69       706
6224550993             20310901            360           3743.22        20011001           359            599,444.28       743
6225165205             20311001            360           2257.13        20011101           360            348,000.00       758
6225630000             20310801            360           2334.96        20011001           358            359,378.34       709
6225668919             20310901            360           2661.21        20011001           359            399,672.12       651
6225932281             20310901            360           2228.29        20011001           359            347,692.96       675
6226057104             20310801            360           2340.98        20011001           358            363,947.58       803
6226480306             20310801            360           5715.29        20011001           358            868,533.99       761
6226498811             20311001            360           1952.29        20011101           360            301,000.00       797
6226961198             20310801            360           2341.18        20011001           358            369,728.49       702
6227126668             20310801            360           5116.33        20011001           358            748,826.31       790
6228113269             20311001            360           2500.35        20011101           360            385,500.00       793
6228442569             20311001            360           2177.06        20011101           360            340,000.00       789
6228647324             20310901            360           2075.52        20011001           359            319,724.48       671
6231032688             20310801            360           3405.15        20011001           358            524,093.41       687
6232049970             20311001            360           3061.39        20011101           360            472,000.00       744
6232121696             20310901            360           4578.23        20011001           359            714,369.17       667
6232428885             20310901            360           2307.41        20011001           359            405,939.18       623
6232920691             20311001            360           1885.39        20011101           360            287,000.00       751
6233071163             20310901            360           6226.55        20011001           359            959,173.45       695
6233505293             20310701            360           5457.42        20011001           357            798,116.40       668
6234020110             20311001            360           6403.11        20011101           360          1,000,000.00       730
6235830301             20310901            360           2492.88        20011001           359            394,043.45       671
6236518707             20310801            360           2411.34        20011001           358            380,216.52       795
6237354128             20310801            360           4457.5         20011001           358            636,550.80       705
6237421513             20310901            360           2413.11        20011001           359            424,534.81        0
6237521981             20311001            360           1824.89        20011101           360            285,000.00       704
6237920902             20311001            360           2542.51        20011101           360            392,000.00       715
6238050691             20310701            360           2299.26        20011001           357            349,112.78       756
6238264474             20310901            360           3033.93        20011001           359            479,566.07       786
6238562372             20310901            360           2150.76        20011001           359            331,314.49       713
6238785320             20310901            360           2430.64        20011001           359            369,689.15       740
6238998279             20310901            360           2215.48        20011001           359            345,694.73       687
6239393900             20310801            360           4072.96        20011001           358            618,955.22       797
6239854414             20311001            360           4514.2         20011101           360            705,000.00       787
6240130689             20311001            360           2174.43        20011101           360            335,250.00       747
6240815602             20310801            360           3326.52        20011001           358            499,104.00       757
6241442695             20310901            360           2627.72        20011001           359            399,663.95       700
6241893376             20110801            120           7210.96        20011001           118            620,622.39       780
6242754049             20310801            360           4507.76        20011001           358            693,799.87       738
6243234637             20310901            360           2043.88        20011001           359            318,918.37       814
6243800874             20310901            360           3571.19        20011001           359            564,489.23       761
6244396278             20310901            360           2556.13        20011001           359            398,847.79       744
6245415820             20311001            360           2183.8         20011101           360            345,500.00       751
6246529579             20310901            360           1972.16        20011001           359            307,728.26       739
6246761701             20311001            360           2488.77        20011101           360            393,750.00       638
6247112359             20310901            360           5091.2         20011101           359            774,348.90       809
6247497289             20310801            360           2071.69        20011001           358            307,006.72       701
6248205160             20310901            360           3731.36        20011001           359            567,522.81       684
6249030898             20310801            360           4467.12        20011001           358            678,854.15       722
6250276331             20310701            360           2062.44        20011001           357            309,233.22       650
6252404519             20311001            360           3132.77        20011101           360            508,800.00       727
6252860223             20310701            360           2234.69        20011001           357            348,071.13       755
6255077973             20310701            360           2528.28        20011001           357            398,755.24       726
6256229417             20311001            360           2572.52        20011101           360            407,000.00       733
6256245942             20310801            360           2508.13        20011001           358            423,133.29       768
6256649184             20310901            360           2305.12        20011001           359            359,682.38       755
6257688967             20310801            360           1978.57        20011001           358            308,453.23       651
6257782729             20311001            360           1715.71        20011101           360            294,000.00       779
6258304580             20310901            360           4291.54        20011001           359            644,521.25       771
6258318895             20310901            360           3532.2         20011001           359            565,650.61       686
6258438578             20310801            360           2069.23        20011101           358            314,454.23       788
6259970264             20310901            360           2125.84        20011001           359            331,707.08       759
6260180630             20310901            360           3067.87        20011001           359            472,592.76       762
6260410243             20310901            360           2266.41        20011001           359            344,710.15       689
6261267303             20311001            360           2496.67        20011101           360            395,000.00       632
6261564188             20310801            360           2187.4         20011001           358            336,177.04       687
6262120303             20310901            360           2907.52        20011001           359            459,584.15       759
6262770743             20310901            360           3406.35        20011001           359            511,580.32       680
6263044056             20310701            360           3678.81        20011101           357            558,580.47       676
6263387505             20310701            360           3182.13        20011001           357            477,113.94       721
6263944735             20310901            360           2113.03        20011001           359            329,708.85       725
6264316073             20310901            360           2562.03        20011001           359            389,672.35       675
6265474277             20310901            360           1848.51        20011001           359            284,754.62       685
6266197471             20310801            360           2368.48        20011001           358            355,414.67       741
6266273009             20310801            360           3178.55        20011001           358            482,995.43       713
6266300729             20310801            360           6362.86        20011001           358            908,645.06       723
6266978029             20310801            360           2762.71        20011001           358            399,389.37       787
6267236476             20310901            360           2422.76        20011001           359            368,490.16       676
6267442421             20310801            360           2149.17        20011001           358            318,488.27       665
6268293237             20310901            360           2721.33        20011001           359            424,625.02       759
6268325690             20310801            360           1891.96        20011001           358            287,514.69       696
6268458384             20310901            360           2184.48        20011001           359            336,510.02       768
6268857619             20310901            360           3873.89        20011001           359            574,540.17       773
6269871742             20310901            360           2364.95        20011001           359            359,697.55       771
6270216259             20310901            360           2166.32        20011001           359            333,712.43       771
6270423285             20310901            360           2255.5         20011001           359            365,972.42       764
6271109081             20311001            360           2102.18        20011101           360            320,000.00       701
6272515252             20311001            360           2290.65        20011101           360            339,410.31       761
6272733897             20310901            360           2433.19        20011001           359            379,664.73       790
6273068368             20311001            360           2983.37        20011101           360            472,000.00       650
6273139649             20310801            360           3055.99        20011001           358            452,872.37       669
6273286820             20310801            360           6569.29        20011001           358            998,314.94       694
6274047536             20310801            360           2625.28        20011001           358            409,274.53       779
6274218467             20310801            360           3968.21        20011001           358            588,055.16       781
6274311585             20311001            360           2695.71        20011101           360            421,000.00       634
6275010244             20310901            360           4820.39        20011001           359            742,560.11       755
6275450218             20310901            360           2607.29        20011001           359            412,127.09       736
6276079537             20310901            360           2391.23        20011001           359            363,694.19       651
6276567036             20310901            360           4072.96        20011001           359            619,479.12       737
6277941800             20310701            360           5301.42        20011001           357            804,954.38       675
6279052051             20310901            360           4740.51        20011001           359            749,321.99       700
6279343104             20310901            360           2023.35        20011001           359            307,741.23       801
6279495615             20310801            360           3720.21        20011001           358            579,971.95       701
6280160430             20310701            360           2335.39        20011001           357            354,598.85       739
6280206332             20310801            360           2069.1         20011001           358            310,488.65       658
6281427614             20310801            360           2015.2         20011001           358            310,163.47       715
6281859212             20310901            360           3384.27        20011001           359            508,263.03       707
6282106704             20311001            360           2435.49        20011101           360            375,500.00       754
6282201158             20310801            360           4189.24        20011001           358            636,625.43       722
6282553723             20311001            360           3864.68        20011101           360            595,850.00       776
6284296891             20310801            360           3396.04        20011001           358            509,610.72       685
6284720411             20310901            360           4989.77        20011001           359            749,385.23       783
6284977599             20310801            360           2494.89        20011001           358            374,383.43       662
6286893851             20310901            360           2945.44        20011001           359            459,594.14       758
6286918427             20311001            360           5123.93        20011101           360            790,000.00       778
6287525056             20311001            360           4598.51        20011101           360            700,000.00       664
6287841529             20310901            360           6291.41        20011001           359            969,164.84       750
6288026344             20311001            360           3841.87        20011101           360            600,000.00       737
6288246710             20310901            360           2317.6         20011001           359            343,724.90       707
6288371930             20310801            360           4540.19        20011001           358            698,791.23       785
6288605550             20310901            360           6683.29        20011001           359            991,206.71       720
6288684167             20310901            360           1855.83        20011001           359            282,262.66       706
6289516384             20310901            360           2224.7         20011001           359            342,704.68       764
6290230827             20310801            360           4365.7         20011001           358            646,960.52       678
6290348918             20310801            360           2464.68        20011001           358            379,343.80       749
6291939533             20311001            360           2196.03        20011101           360            352,000.00       752
6292087795             20310801            360           1981.47        20011101           358            301,116.73       756
6292599716             20311001            360           3908.81        20011101           360            634,837.00       787
6292603633             20310801            360           2305.12        20011001           358            359,363.01       835
6292675193             20310801            360           6238.7         20011001           358            998,142.68       759
6292946818             20310901            360           1937.94        20011001           359            294,752.16       720
6293125495             20311001            360           2235.42        20011101           360            336,000.00       800
6293296197             20311001            360           2177.06        20011101           360            340,000.00       723
6293587157             20310901            360           3205.82        20011001           359            487,590.01       694
6294085284             20310901            360           2008.4         20011001           359            317,462.75       723
6294197584             20310901            360           4267.78        20011001           359            657,433.47       725
6294595084             20310901            360           2299.29        20011001           359            345,316.71       774
6294828238             20311001            360           2073.19        20011101           360            328,000.00       743
6295312273             20310901            360           2591.48        20011001           359            409,629.35       707
6295696295             20310701            360           2135.02        20011101           357            324,176.17       749
6296099036             20311001            360           2848.16        20011101           360            439,125.00       715
6296234559             20311001            360           2367.39        20011101           360            365,000.00       744
6296235754             20310901            360           3428.97        20011001           359            542,009.57       682
6296874982             20310901            360           2155.9         20011101           359            319,744.10       733
6297317098             20310701            360           4598.13        20011001           357            680,852.89       749
6298278356             20310801            360           2837.94        20011001           358            431,272.04       750
6298798551             20310701            360           2657.3         20011001           357            413,895.46       630
6298991214             20310901            360           4380.24        20011001           359            692,373.51       732
6299112232             20310801            360           5448.23        20011001           358            838,549.47       789
6300704894             20310801            360           2418.65        20011001           358            358,424.12       714
6300732143             20310801            360           3310.93        20011001           358            503,150.71       717
6300984736             20310901            360           2256.58        20011001           359            391,580.92       655
6301086788             20310901            360           1999.04        20011001           359            328,680.23       795
6301233844             20310901            360           6298.17        20011001           359            957,922.54       663
6301415847             20310801            360           2593.1         20011001           358            399,109.62       671
6302517450             20311001            360           4774.01        20011101           360            736,050.00       771
6302939423             20310901            360           2418.54        20011001           359            392,427.29       757
6303825589             20311001            360           2495.48        20011101           360            400,000.00       726
6305015007             20311001            360           3736.22        20011101           360            583,500.00       714
6305051168             20310901            360           2694.48        20011001           359            404,668.02       648
6305390897             20310901            360           2305.12        20011001           359            359,682.38       806
6305741792             20310801            360           2554.77        20011101           358            383,368.62       798
6306198307             20310801            360           2162.24        20011001           358            323,962.71       795
6307057247             20310901            360           2535.64        20011001           359            395,650.61       709
6307263225             20310901            360           5188.79        20011001           359            799,311.21       703
6307446283             20311001            360           2932.19        20011101           360            470,000.00       763
6307763349             20311001            360           2293.45        20011101           360            353,600.00       801
6308042537             20310701            360           2375.54        20011001           357            389,818.20       769
6308107611             20310901            360           3452.65        20011001           359            538,738.26       790
6308449658             20311001            360           5810.28        20011101           360            941,918.72       760
6308729703             20310801            360           2331.07        20011001           358            345,444.97       749
6308802476             20310901            360           2334.96        20011001           359            359,690.04       738
6309065461             20310801            360           2098.43        20011101           358            349,299.83       777
6309091442             20310901            360           3026.36        20011001           359            466,198.27       779
6309457486             20310701            360           2627.72        20011001           357            398,986.06       745
6309626122             20311001            360           4740.51        20011101           360            750,000.00       778
6311524265             20310701            360           2589.88        20011001           357            393,240.66       704
6312172114             20310801            360           2817.37        20011001           358            439,221.45       634
6312467167             20310901            360           2417.5         20011001           359            367,690.83       726
6312985127             20311001            360           3078.59        20011101           360            500,000.00       738
6313362862             20311001            360           3539.59        20011101           360            560,000.00       767
6314219830             20310801            360           2856.95        20011001           358            451,180.55       799
6315046851             20310801            360           2301.67        20011101           358            336,871.99       748
6315421609             20311001            360           2477.71        20011101           360            392,000.00       735
6315941382             20310801            360           2574.73        20011001           358            386,363.69       762
6316591855             20310801            360           2373.8         20011001           358            356,213.36       691
6316651998             20310901            360           2140.28        20011001           359            321,436.30       646
6316920237             20310901            360           1969.3         20011001           359            295,757.37       636
6318164933             20310801            360           2706.55        20011001           358            411,305.75       709
6318560379             20310701            360           3219.88        20011101           357            470,888.67       810
6319337264             20310601            360           2367.39        20011001           356            363,732.30       773
6319351034             20310901            360           3454.26        20011001           359            518,774.41       766
6319525579             20110801            120           5511.56        20011001           118            474,361.07       734
6319580194             20310901            360           2194.15        20011001           359            333,719.39       724
6319600877             20310901            360           3688.26        20011001           359            568,160.40       683
6319848518             20311001            360           2305.12        20011101           360            360,000.00       787
6320260471             20310901            360           3684.06        20011001           359            560,328.86       749
6321478932             20310801            360           3858.64        20011001           358            617,351.24       764
6321794304             20310801            360           2880.15        20011001           358            426,814.23       729
6321889963             20311001            360           2689.31        20011101           360            420,000.00       792
6322009645             20310801            360           3326.52        20011001           358            499,177.91       742
6322587830             20310701            360           2452.43        20011001           357            386,942.01       760
6322899839             20310901            360           1914.53        20011001           359            298,736.20       774
6323191020             20311001            360           2160.49        20011101           360            333,100.00       707
6324892493             20310901            360           2960.86        20011001           359            456,106.95       790
6325566997             20311001            360           2096.21        20011101           360            336,000.00       746
6325648944             20310901            360           2159.84        20011001           359            332,713.29       727
6325990346             20310801            360           2976.16        20011001           358            441,041.36       759
6326151195             20311001            360           2180.64        20011101           360            345,000.00       756
6327275464             20310701            360           2412.79        20011001           357            371,033.72       662
6327558869             20310901            360           2537.76        20011001           359            401,137.03       776
6328269466             20310901            360           5841.36        20011001           359            877,280.31       783
6328812935             20310601            360           2332.36        20011001           356            358,351.08       782
6329095647             20310901            360           3965.22        20011001           359            643,388.95       784
6329423575             20310901            360           2085.83        20011001           359            329,701.67       716
6329693029             20310901            360            2386          20011001           359            353,648.28       714
6330463768             20310701            360           3201.56        20011001           357            498,669.25       796
6333719380             20311001            360           2604.13        20011101           360            412,000.00       747
6337905670             20310901            360           2694.88        20011001           359            399,680.12       783
6337949058             20310801            360           2221.87        20011001           358            321,202.91       715
6338338269             20311001            360           2518.67        20011101           360            383,400.00       689
6338646257             20310801            360           3635.92        20011001           358            519,161.27       687
6338865014             20310801            360           2263.61        20011001           358            348,397.35       743
6339714914             20310801            360           5614.83        20011001           358            898,328.41       776
6339950831             20310901            360           2433.55        20011001           359            374,876.95       693
6341312657             20310901            360           3560.13        20011001           359            555,509.45       701
6341386305             20310901            360           2246.7         20011101           359            341,712.68       691
6342808166             20310801            360           4108.45        20011001           358            648,821.58       739
6343313190             20310801            360           2971.05        20011001           358            463,178.98       667
6345112954             20310901            360           4802.34        20011001           359            749,338.29       770
6345604828             20310701            360           2082.47        20011001           357            316,196.45       734
6345851411             20311001            360           6202.22        20011101           360            956,250.00       720
6346360958             20310901            360           2646.29        20011001           359            407,648.71       762
6347313899             20310701            360           2686.84        20011001           357            407,963.25       766
6347666270             20310901            360           4926.97        20011001           359            749,369.91       688
6347686294             20310901            360           2905.72        20011001           359            447,614.28       725
6347886670             20310801            360           6077.95        20011001           358            878,656.65       769
6350404163             20310801            360           2488.24        20011001           358            373,327.60       795
6350588049             20310801            360           2299.26        20011101           358            349,410.21       750
6350640394             20310801            360           2997.01        20011001           358            485,823.89       718
6350777824             20310901            360           4289.75        20011001           359            652,451.40       755
6351387771             20310901            360           2657.3         20011001           359            414,633.85       732
6351462004             20310901            360           2844.31        20011001           359            449,593.19       781
6351769762             20310801            360           2421.04        20011001           358            363,301.68       772
6352541616             20310901            360           3285.77        20011001           359            493,470.17       732
6352773110             20310801            360           3056.15        20011001           358            447,298.93       775
6353631929             20310901            360           3210.57        20011001           359            494,573.81       745
6353853960             20311001            360           6403.11        20011101           360          1,000,000.00       718
6353892711             20310701            360           5216.68        20011001           357            802,210.82       744
6354029479             20310901            360           2694.88        20011001           359            399,680.12       764
6354089895             20310901            360           4559.09        20011001           359            693,416.95       768
6355155711             20310901            360           2432.25        20011001           359            374,677.13       758
6356981446             20310801            360           3718.93        20011001           358            551,114.52       711
6358014493             20310901            360           2548.89        20011001           359            387,674.03       757
6358779517             20311001            360           4358.58        20011101           360            672,000.00       754
6359637805             20310801            360           2427.38        20011001           358            373,603.74       730
6360165853             20310901            360           3383.19        20011001           359            514,567.33       671
6361592881             20310801            360           2766.44        20011001           358            436,886.51       708
6361901777             20310901            360           3448.02        20011001           359            559,468.65       704
6362510593             20310901            360           4802.34        20011001           359            749,338.29       756
6362547470             20311001            360           2781.1         20011101           360            440,000.00       763
6362745595             20310801            360           3605.23        20011001           358            547,875.24       643
6362963180             20311001            360           3629.9         20011101           360            545,600.00       734
6363653368             20310801            360           2185.78        20011001           358            336,418.06       756
6364110301             20310901            360           1975.95        20011001           359            296,756.55       739
6364924602             20311001            360           2351.3         20011101           360            372,000.00       718
6364929767             20310901            360           3008.65        20011001           359            475,569.68       754
6365126306             20310701            360           3160.34        20011001           357            498,636.62       767
6365304770             20310901            360           1792.88        20011001           359            279,752.95       725
6365319083             20310801            360           3040.25        20011001           358            480,127.98       791
6365784872             20310901            360           3040.51        20011101           359            513,475.46       667
6366209119             20311001            360           3099.11        20011101           360            484,000.00       779
6367521074             20310801            360           2058.85        20011001           358            352,061.54       715
6367846521             20311001            360           2967.99        20011101           360            457,600.00       735
6368105703             20311001            360           2850.76        20011101           360            488,500.00       760
6368288640             20310901            360           2283.32        20011001           359            342,918.68       776
6370364405             20310901            360           2353.12        20011001           359            357,899.07       661
6370539600             20310801            360           1891.96        20011001           358            287,514.69       715
6370730936             20310901            360           1971.74        20011001           359            303,738.26       723
6370800689             20310901            360           4215.89        20011001           359            649,440.36       757
6371321933             20310901            360           2095.71        20011001           359            314,741.79       778
6371529428             20310801            360           2146.33        20011001           358            334,606.87       727
6371907632             20310801            360           2315.26        20011001           358            346,869.95       766
6372025970             20310701            360           2970.72        20011001           357            468,718.42       758
6372110871             20310901            360           3368.6         20011001           359            499,600.15       626
6372376001             20310901            360           3624.69        20011001           359            580,461.87       609
6372701026             20310901            360           2853.84        20011001           359            439,621.16       757
6373008553             20310901            360           2443.78        20011001           359            371,687.47       799
6376044522             20310901            360           3074.43        20011001           359            467,606.82       715
6376054943             20311001            360           3493.68        20011101           360            560,000.00       757
6376236854             20310901            360           2323.69        20011001           359            362,579.82       686
6376783970             20310801            360           2852.8         20011001           358            407,392.51       751
6377035164             20310901            360           3259.19        20011001           359            483,373.14       725
6377138018             20311001            360           2584.7         20011101           360            414,300.00       690
6377656357             20310801            360           2317.6         20011101           358            343,448.17       637
6378102260             20310901            360           2463.49        20011001           359            374,684.95       706
6378847229             20310901            360           6485.92        20011001           359            999,129.02       711
6378991241             20310901            360           3637.34        20011001           359            560,317.16       758
6379433797             20310801            360           2410.93        20011001           358            366,381.58       656
6380087293             20310801            360           4424.48        20011101           358            698,730.95       791
6380390275             20310801            360           2341.82        20011001           358            369,828.30       781
6380855293             20311001            360           2424.62        20011101           360            383,600.00       705
6380978772             20310901            360           1968.96        20011001           359            307,228.70       674
6381225033             20310601            360           2123.65        20011001           356            318,144.20        0
6381230132             20210801            240           2868.61        20011001           238            368,575.30       721
6381648853             20310901            360           2910.2         20011001           359            442,627.82       791
6381801924             20310901            360           6653.03        20011001           359            999,180.30       722
6382655857             20310901            360           3201.56        20011001           359            499,558.86       634
6383014039             20310801            360           3792.41        20011001           358            598,912.24       766
6383030308             20311001            360           2202.64        20011101           360            339,600.00       722
6383195036             20310901            360           4045.24        20011001           359            639,421.43       686
6383228308             20310901            360           1822.84        20011001           359            299,708.41       786
6383898886             20310901            360           3258.37        20011001           359            495,583.30       674
6384929672             20310901            360           2329.74        20011001           359            363,522.98       701
6385592180             20310801            360           3582.1         20011001           358            544,360.16       761
6385776346             20310701            360           2256.56        20011001           357            342,629.26       744
6386316837             20310701            360           3816.76        20011001           357            575,320.05       713
6386484924             20310901            360           2126.64        20011101           359            349,659.82       798
6387253898             20311001            360           2246.7         20011101           360            342,000.00       680
6387502054             20310901            360           2290.65        20011001           359            339,728.10       678
6387995027             20310901            360           2989.03        20011001           359            454,617.74       770
6388014513             20310901            360           5379.83        20011001           359            872,920.95       708
6388288877             20311001            360           2207.29        20011101           360            336,000.00       748
6388474691             20310801            360           2627.72        20011001           358            399,325.97       769
6388840032             20310901            360           3567.29        20011001           359            549,526.46       779
6389040061             20310801            360           2634.6         20011001           358            395,348.91       723
6389343259             20311001            360           1820.36        20011101           360            288,000.00       785
6389621944             20311001            360           3119.76        20011101           360            481,000.00       710
6390342795             20310901            360           2384.97        20011001           359            353,716.91       750
6390370168             20311001            360           3033.93        20011101           360            480,000.00       703
6390408562             20310801            360           6097.16        20011001           358            891,614.46       773
6390892609             20310901            360           6579.85        20011001           359            988,189.32       784
6391042931             20310801            360           3260.8         20011001           358            483,223.60       774
6391412654             20311001            360           4989.77        20011101           360            750,000.00       719
6391603922             20310701            360           3891.59        20011001           357            598,441.49       761
6392479835             20311001            360           6737.19        20011101           360          1,000,000.00       667
6393808255             20310901            360           2689.31        20011001           359            419,629.44       781
6393981979             20311001            360           6243.04        20011101           360            975,000.00       788
6394268913             20310901            360           2691.69        20011001           359            414,642.69       623
6395340455             20311001            360           2869.81        20011101           360            460,000.00       723
6395633180             20310901            360           2217.14        20011001           359            337,216.45       740
6395633933             20310701            360           6569.29        20011001           357            997,465.16       723
6397042562             20310801            360           1969.3         20011001           358            295,513.32       687
6397068930             20310901            360           2283.07        20011001           359            351,696.93       696
6397199685             20310901            360           2127.41        20011001           359            327,717.59       771
6397246411             20310801            360           2463.49        20011001           358            374,368.09       782
6398292745             20310701            360           2547.48        20011001           357            391,745.77       684
6399619193             20310801            360           2886.22        20011101           358            436,199.78       702
6399641197             20310701            360           2047.79        20011001           357            303,218.94        0
6399652178             20310901            360           2672.23        20011001           359            411,645.27       698
6399744892             20311001            360           3678.81        20011101           360            560,000.00       780
6399993101             20310801            360           3758.96        20011001           358            562,386.31       778
6400166341             20310901            360           3127.85        20011001           359            507,517.98       772
6401260325             20310901            360           2088.53        20011001           359            309,752.09       778
6401623977             20310901            360           4669.91        20011001           359            719,380.09       776
6402416843             20310901            360           2561.25        20011001           359            399,647.08       784
6402810326             20310801            360           3629.54        20011101           358            551,568.99       794
6403669945             20310901            360           1970.79        20011001           359            299,747.96       678
6403795096             20310801            360           1918.24        20011001           358            291,507.95       718
6403984088             20310801            360           2610.69        20011001           358            382,101.11       748
6404822535             20310901            360           3731.36        20011001           359            567,522.81       636
6405397446             20310901            360           2307.05        20011001           359            364,670.03       662
6405799575             20311001            360           3488.69        20011101           360            559,200.00       720
6406145455             20310801            360           2115.32        20011001           358            321,457.39       780
6407150348             20311001            360           2559.76        20011101           360            384,750.00       727
6408636121             20311001            360           3580.27        20011101           360            545,000.00       648
6408745898             20310701            360           3613.93        20011001           357            541,856.41       714
6409004428             20311001            360           6485.99        20011101           360          1,000,000.00        0
6409268916             20310801            360           2955.45        20011001           358            479,086.73       788
6409402929             20311001            360           2918.7         20011101           360            450,000.00       713
6410076555             20310901            360           2100.23        20011001           359            327,710.60       766
6410086182             20311001            360           2174.32        20011101           360            344,000.00       685
6410194085             20311001            360           2275.45        20011101           360            360,000.00       749
6410394487             20310901            360           3021.88        20011001           359            459,613.54       766
6410446030             20310901            360           2988.45        20011001           359            427,082.80       699
6410982406             20311001            360           3201.73        20011101           360            520,000.00       729
6411466623             20310901            360           4585.45        20011001           359            734,319.24       661
6412790500             20310701            360           2555.38        20011001           357            408,455.80       740
6413893949             20310901            360           2592.27        20011001           359            379,703.56       633
6413900025             20310801            360           2614.58        20011001           358            397,329.34       736
6414783461             20311001            360           1870.25        20011101           360            303,750.00       734
6416076211             20310901            360           2236.75        20011001           359            331,734.50       741
6417103584             20310901            360           4598.51        20011001           359            699,411.91       780
6417254841             20310801            360           4270.04        20011001           358            648,854.42       763
6418269608             20310801            360           2561.37        20011001           358            389,242.99       684
6418275027             20311001            360           3949.97        20011101           360            609,000.00       781
6418794217             20310801            360           3891.59        20011001           358            598,963.91       748
6418899545             20311001            360           2023.84        20011101           360            324,400.00       763
6419825853             20310901            360           4729.89        20011001           359            719,395.11       738
6420312420             20310801            360           2433.19        20011001           358            379,327.61       776
6420675495             20310501            360           2694.88        20011001           355            398,381.49       711
6421001600             20310801            360           3326.52        20011001           358            499,177.91       806
6421074847             20310901            360           3179.96        20011001           359            471,622.54       757
6421211415             20310801            360           2506.24        20011001           358            371,403.25       758
6421465144             20310901            360           1970.79        20011001           359            299,747.96        0
6422116787             20310901            360           4062.53        20011001           359            602,517.78       693
6422134228             20311001            360           2093.44        20011101           360            340,000.00       749
6423027215             20310801            360           2641.29        20011001           358            411,770.09       778
6423589727             20310901            360           2121.16        20011001           359            339,685.09       747
6423636361             20310901            360           2619.56        20011001           359            383,700.44       760
6424647284             20310901            360           3608.11        20011001           359            585,443.97       708
6424841556             20310901            360           2646.29        20011001           359            407,648.71       693
6425271076             20310901            360           3768.79        20011001           359            558,952.65       778
6425575609             20310701            360           4215.89        20011001           357            648,311.62       757
6425970693             20310701            360           6175.14        20011001           357            937,617.23       658
6428259938             20310901            360           3489.46        20011001           359            537,536.79       699
6428644410             20310901            360           3841.87        20011001           359            599,470.63       793
6430120441             20310901            360           4270.04        20011001           359            649,453.92       770
6430169729             20310901            360           4616.64        20011001           359            739,314.61       677
6430294725             20310801            360           2183.55        20011001           358            349,349.93       780
6430474822             20310801            360           3619.25        20011001           358            543,105.56       691
6430596228             20311001            360           2220.8         20011101           360            342,400.00       750
6431333589             20310801            360           2037.79        20011001           358            321,714.96       679
6431560272             20310701            360           1972.16        20011001           357            307,180.27       687
6433003412             20310901            360           2086.41        20011001           359            317,333.17       786
6433252878             20310801            360           2170.66        20011001           358            338,400.15       671
6433293781             20310901            360           4930.14        20011001           359            779,294.86       704
6434711393             20311001            360           2862.24        20011101           360            435,700.00       772
6434836778             20310801            360           3007.17        20011001           358            451,256.84       736
6434974991             20311001            360           2070.39        20011101           360            350,000.00       758
6434994429             20310901            360           2879.78        20011001           359            443,617.72       712
6436840497             20311001            360           4378.04        20011101           360            675,000.00       777
6437963801             20311001            360           2562.03        20011101           360            390,000.00       672
6438616192             20310801            360           2586.02        20011001           358            419,200.88       766
6438696368             20310801            360           4901.89        20011001           358            784,262.65       702
6439821569             20311001            360           2098.43        20011101           360            350,000.00       727
6440050778             20310901            360           3119.35        20011101           359            499,536.90       669
6440401120             20310801            360           2477.71        20011001           358            391,289.32       769
6440717822             20310701            360           4162.03        20011001           357            648,270.02       750
6441014419             20310901            360           3529.47        20011101           359            557,895.20       748
6441210603             20310801            360           2259.37        20011001           358            339,041.64       725
6441264105             20310801            360           2023.39        20011001           358            314,961.60       716
6443182636             20310901            360           2814.92        20011001           359            433,626.33       708
6443863474             20310901            360           2246.54        20011001           359            350,540.44       806
6444509506             20310801            360           2702.12        20011001           358            421,253.29       772
6444824756             20310801            360           2562.03        20011001           358            389,342.82       683
6444839655             20310901            360           3447.42        20011001           359            574,427.58       769
6445452334             20310901            360           2623.58        20011001           359            404,151.73       698
6446249150             20310801            360           1797.9         20011101           358            291,444.42       737
6446348259             20310901            360           3492.84        20011001           359            524,569.66       681
6446928969             20311001            360           2514.04        20011101           360            424,915.38       720
6447249134             20310901            360           3645.96        20011001           359            554,533.73       684
6447536266             20310901            360           2508.2         20011001           359            376,690.97        0
6448105160             20310901            360           6377.5         20011001           359            995,121.25       713
6448534013             20310801            360           2422.7         20011001           358            359,023.15       745
6449440822             20311001            360           3160.34        20011101           360            500,000.00       789
6450189300             20310801            360           3601.29        20011001           358            547,276.24       690
6450359275             20310801            360           1978.38        20011001           358            312,432.54       663
6450516684             20311001            360           4361.27        20011101           360            690,000.00       657
6451056565             20310901            360           2279.51        20011001           359            355,685.91       666
6451071804             20311001            360           3889.02        20011101           360            592,000.00       747
6451072778             20310801            360           2379.09        20011001           358            348,204.24       642
6451410861             20310901            360           6238.7         20011001           359            999,073.80       794
6452559252             20310901            360           4989.77        20011101           359            749,385.23       784
6452787663             20310901            360           2292.69        20011001           359            348,706.79       746
6453254382             20310901            360           3201.56        20011001           359            499,558.86       790
6453413541             20311001            360           2781.1         20011101           360            440,000.00       763
6453716638             20310801            360           2177.06        20011101           358            339,398.39       640
6454241180             20310901            360           3160.34        20011001           359            499,547.99       737
6454318285             20310801            360           2443.78        20011101           358            371,373.15       764
6454891760             20311001            360           2085.83        20011101           360            330,000.00       720
6455448529             20310901            360           2720.71        20011001           359            419,113.84       741
6455524451             20311001            360           1997.69        20011101           360            308,000.00       630
6455732591             20310901            360           2730.41        20011001           359            410,063.59       758
6455992294             20310901            360           4706.29        20011001           359            734,351.52       723
6456118923             20311001            360           2783.85        20011101           360            446,222.00       688
6456345963             20310901            360           2212.54        20011001           359            336,517.04       785
6456546636             20310801            360           1970.3         20011001           358            319,391.16       746
6456548244             20311001            360           5122.49        20011101           360            800,000.00       763
6456673364             20311001            360           6485.99        20011101           360          1,000,000.00       744
6456756482             20310801            360           3234.89        20011001           358            497,888.74       649
6457451711             20310901            360           2554.77        20011001           359            383,685.23       664
6457636972             20310901            360           2185.78        20011001           359            336,709.85       786
6457917356             20310801            360           2594.4         20011001           358            399,309.26       755
6458304273             20310801            360           2358.02        20011001           358            349,438.55       687
6458465553             20310901            360           3191.11        20011001           359            491,576.39       717
6460127118             20310901            360           1906.1         20011001           359            286,265.15       734
6460466862             20311001            360           2502.99        20011101           360            396,000.00       763
6460555078             20310901            360           2528.28        20011001           359            399,638.39       785
6460660431             20310801            360           1910.75        20011001           358            286,727.79       737
6461663418             20310901            360           4215.89        20011001           359            649,440.36       763
6461829357             20310801            360            3508          20011001           358            533,100.19       654
6462257574             20310901            360           3153.26        20011001           359            479,596.74       742
6462447589             20310901            360           2397.8         20011001           359            364,693.35       732
6462694487             20310801            360           2205.24        20011001           358            339,412.87       632
6462906402             20310901            360           2286.12        20011001           359            347,707.63       696
6462948479             20310901            360           1845.64        20011001           359            291,736.03       816
6463232303             20310701            360           3318.52        20011001           357            551,838.66       691
6463336161             20310801            360           3045.88        20011001           358            440,307.04       718
6463982964             20310901            360           2627.72        20011001           359            399,663.95       800
6465055405             20311001            360           2095.31        20011101           360            331,500.00       666
6465300074             20310701            360           2840.86        20011001           357            436,862.30       738
6466032171             20310701            360           2430.64        20011101           357            369,062.10       802
6466117782             20311001            360           2003.68        20011101           360            321,168.00       706
6466742589             20311001            360           2185.49        20011101           360            354,950.00       794
6466990493             20310701            360           4540.19        20011001           357            698,181.74       684
6467158843             20310901            360           2204.99        20011001           359            353,109.64       761
6467563869             20310901            360           2228.31        20011001           359            338,915.02       789
6467686777             20310701            360           4345.61        20011001           357            664,090.95       773
6467900301             20311001            360           2228.29        20011101           360            348,000.00       746
6468979569             20311001            360           1871.61        20011101           360            300,000.00       784
6469302175             20310901            360           2135.69        20011001           359            316,746.50       759
6469598210             20310701            360           3416.03        20011001           357            518,681.89       762
6469605163             20310901            360           4496.63        20011001           359            749,253.37       686
6469634338             20310901            360           6485.99        20011001           359            999,139.01       786
6469665001             20310901            360           2947.97        20011001           359            465,978.36       763
6469692450             20310901            360           1905.1         20011001           359            289,756.36       750
6469920505             20310901            360           6737.18        20011001           359            999,199.31       739
6470015105             20311001            360           2341.44        20011101           360            361,000.00       763
6470356293             20310801            360           2591.48        20011001           358            409,256.70       753
6470698280             20310801            360           2155.9         20011001           358            319,486.68       709
6470906766             20310701            360           2996.53        20011001           357            460,799.93       709
6470928786             20310801            360           2233.56        20011001           358            339,427.08       759
6471107711             20310901            360           1997.69        20011001           359            307,734.81       741
6474359517             20310801            360           2522.61        20011001           358            383,352.93       717
6474728778             20310901            360            3243          20011001           359            499,569.50       708
6474816284             20310901            360           3372.72        20011001           359            519,552.28       765
6475510829             20310901            360           2226.72        20011001           359            338,673.23       774
6475725005             20310901            360           3161.25        20011001           359            493,268.41       740
6476100919             20310801            360           2879.78        20011001           358            443,233.29       746
6476138505             20310901            360           2116.8         20011001           359            338,985.73       706
6476694184             20311001            360           4424.48        20011101           360            700,000.00       710
6476802902             20310801            360           3038.21        20011001           358            444,673.04       719
6477357096             20310801            360           2744.44        20011001           358            433,256.43       627
6477537499             20310801            360           2425.39        20011001           358            359,422.51       752
6477597402             20310801            360           4740.51        20011001           358            748,640.31       702
6478223214             20310901            360           2932.19        20011001           359            469,564.69       723
6478521229             20310901            360           3450.55        20011101           359            531,541.95       709
6478588491             20311001            360           2881.4         20011101           360            450,000.00       732
6479841220             20310801            360           2102.18        20011101           358            319,460.76       700
6480068813             20310801            360           2200.72        20011001           358            334,435.49       692
6480222790             20311001            360           5056.55        20011101           360            800,000.00       755
6480248944             20310801            360           2717.17        20011001           358            440,460.36       683
6480589743             20310901            360           2279.51        20011001           359            355,685.91       704
6481191127             20310801            360           2290.65        20011001           358            339,454.59       656
6481477930             20310901            360           3088.9         20011001           359            452,446.77       728
6481599352             20310701            360           3396.33        20011001           357            515,689.47       696
6482721708             20310801            360           2588.3         20011001           358            393,336.09       756
6482894083             20311001            360           3766.43        20011101           360            580,702.00       787
6483437155             20310801            360           1970.79        20011001           358            299,494.48       699
6483654809             20311001            360           2337.14        20011101           360            365,000.00       764
6484004046             20310801            360           2593.82        20011001           358            384,382.41       657
6485111592             20311001            360           2991.21        20011101           360            449,600.00       684
6485482696             20310901            360           2403.55        20011101           359            347,387.78       674
6485907213             20310801            360           2594.4         20011001           358            399,309.26       672
6486519835             20310901            360           2900.03        20011001           359            470,553.10       748
6486906594             20310901            360           2844.31        20011001           359            449,593.19       787
6487939123             20310901            360           6653.03        20011001           359            999,180.30       799
6488067973             20311001            360           3393.65        20011101           360            530,000.00       642
6488148252             20311001            360           2918.7         20011101           360            450,000.00       719
6488988616             20310801            360           4747.95        20011001           358            694,910.82       644
6489296316             20310801            360           2107.95        20011001           358            324,438.78       624
6489307857             20310701            360           2425.39        20011101           357            359,131.19       755
6489435021             20310901            360           2214.74        20011001           359            354,671.20       750
6489561248             20310901            360           4108.45        20011001           359            649,412.38       674
6490203244             20310801            360           2262.03        20011001           358            339,440.98       712
6490332985             20310801            360           2210.17        20011001           358            319,511.50       740
6490614911             20310901            360           5234.8         20011001           359            776,378.64       681
6490708903             20310701            360           3021.88        20011001           357            458,833.96       677
6492181703             20310901            360           2470.06        20011001           359            375,684.11       654
6492547267             20310901            360           6569.29        20011001           359            999,159.88       741
6492759284             20310901            360           4072.96        20011001           359            619,479.12       782
6494153866             20311001            360           2230.94        20011101           360            339,600.00       778
6494752493             20310801            360           2791.95        20011001           358            424,275.75       756
6495753169             20310901            360           2660.57        20011001           359            404,659.74       750
6495892397             20310901            360           2002.55        20011001           359            308,484.17       761
6496175693             20310801            360           2489.77        20011001           358            378,313.52       700
6496589117             20310901            360           6063.47        20011001           359            899,280.28       675
6496793784             20310901            360           2321.4         20011001           359            331,753.60       654
6496902948             20311001            360           2647.43        20011101           360            403,000.00       686
6496960441             20310901            360           1919.34        20011101           359            295,665.21       776
6498909131             20311001            360           2307.05        20011101           360            365,000.00       664
6499908553             20310901            360           2659.26        20011001           359            409,646.99       742
6500199200             20310801            360           4093.06        20011001           358            599,061.05       763
6500243347             20310801            360           1969.53        20011001           358            311,035.08       746
6500493454             20310801            360           2331.61        20011101           358            345,524.84       670
6500633695             20310701            360           3315.25        20011101           357            468,890.50       795
6501891623             20311001            360           6569.29        20011101           360          1,000,000.00       776
6501967548             20310801            360           2188.85        20011001           358            328,347.27       625
6501990797             20310801            360           5116.33        20011001           358            748,826.31       625
6502417436             20310801            360           3254.07        20011101           358            482,225.19       780
6502913707             20310801            360           3896.46        20011001           358            599,712.61       792
6502915660             20310901            360           2906.26        20011001           359            442,028.32       723
6504621142             20310801            360           2564.99        20011001           358            375,411.59       762
6505351780             20310801            360           2215.46        20011001           358            332,452.49       649
6506923157             20310701            360           3965.21        20011001           357            594,507.83       641
6507085519             20310901            360           1923.49        20011001           359            292,554.01        0
6507263702             20310901            360           4162.03        20011001           359            649,426.51       768
6507345731             20310801            360           2827.54        20011001           358            423,826.01       745
6507600739             20310701            360           2890.49        20011001           357            438,884.67       712
6508040745             20311001            360           2890.49        20011101           360            440,000.00       759
6508459861             20310901            360           4113.24        20011001           359            617,743.22       704
6510051524             20310801            360           5652.5         20011001           358            837,654.14       688
6510802843             20310901            360           3463.74        20011001           359            546,298.64       793
6510873687             20310901            360           5634.74        20011001           359            879,223.59       763
6511159367             20310901            360           2022.62        20011001           359            319,710.71       794
6511629500             20310801            360           3894.1         20011001           358            577,072.81       715
6511851997             20310801            360           2750.06        20011001           358            423,267.83       758
6512067411             20311001            360           2102.36        20011101           360            316,000.00       767
6512144376             20310901            360           4151.8         20011001           359            631,469.03       723
6512368827             20310801            360           2627.72        20011001           358            399,325.97       794
6512821379             20310801            360           2490.81        20011001           358            387,799.69       677
6513218666             20310901            360           2331.7         20011001           359            368,566.51       791
6514562112             20310901            360           3004.56        20011001           359            481,153.94       741
6514845426             20311001            360           2130.07        20011101           360            337,000.00       754
6515057666             20310801            360           2496.33        20011001           358            379,359.67       734
6517216351             20310901            360           2339.52        20011001           359            374,652.67       721
6518244774             20310901            360           2299.26        20011001           359            349,705.95       758
6518685927             20310901            360           3854.68        20011001           359            601,468.86       789
6519854738             20310901            360           2245.94        20011001           359            359,666.56       696
6519910894             20310801            360           3017.15        20011001           358            470,366.24       789
6519982885             20310901            360           2380.71        20011001           359            362,095.54       671
6521447885             20311001            360           1861.39        20011101           360            290,700.00       748
6521473493             20311001            360           2422.09        20011101           360            383,200.00       765
6521688603             20310901            360           1959.42        20011001           359            309,719.75       698
6522352035             20310901            360           2257.13        20011001           359            347,700.37       753
6522416319             20310801            360           1970.79        20011001           358            299,494.48       776
6522527008             20311001            360           4159.47        20011101           360            649,600.00       641
6522587796             20310901            360           2694.88        20011001           359            399,680.12       782
6522669164             20310901            360           3836.47        20011001           359            583,509.36       701
6523028055             20310901            360           1844.1         20011001           359            287,745.90       632
6523418736             20310801            360           3181.43        20011001           358            454,322.53       684
6524988729             20310901            360           1870.93        20011001           359            295,732.40       740
6525163314             20310801            360           3038.28        20011001           358            473,660.40       781
6526202426             20310801            360           2957.61        20011001           358            455,212.57       776
6526606956             20310901            360           3180.15        20011001           359            477,608.18       690
6526633471             20310801            360           2399.84        20011001           358            360,120.92       677
6526735268             20310801            360           6172.6         20011001           358            962,294.27       717
6527375775             20310901            360           2212.14        20011001           359            332,227.44       727
6527703802             20310901            360           2463.49        20011001           359            374,684.95       687
6527760968             20310801            360           2626.21        20011001           358            399,096.36       790
6528698647             20310901            360           3643.41        20011001           359            583,459.09       779
6529743509             20310901            360           2023.35        20011001           359            307,741.23       739
6532026595             20310801            360           2011.23        20011001           358            338,929.73       787
6532301121             20310901            360           2756.55        20011001           359            424,634.08       713
6532507065             20310901            360           2107.95        20011001           359            324,720.18       783
6533144934             20310701            360           3329.62        20011101           357            514,079.32       741
6534115859             20310901            360           3117.79        20011001           359            499,287.13       775
6534201964             20310901            360           3645.67        20011001           359            599,416.83       807
6534477424             20310801            360           2057.34        20011001           358            312,646.27       729
6534597528             20310701            360           2374.28        20011001           357            422,568.27       755
6536108886             20310801            360           3293.25        20011001           358            494,186.13       736
6536323212             20310801            360           4156.1         20011001           358            673,715.71       741
6537187681             20310801            360           2860.32        20011001           358            440,238.48       748
6537365188             20310901            360           2802.67        20011001           359            415,667.33       745
6537541242             20310801            360           2956.18        20011001           358            449,241.73       797
6537563501             20311001            360           2806.8         20011101           360            449,900.00       763
6538703833             20310801            360           2333.78        20011001           358            373,385.20       797
6538895837             20310701            360           2392.21        20011001           357            372,605.64       703
6539514551             20310901            360           2048.97        20011001           359            311,637.96       749
6540017909             20310901            360           6300.61        20011001           359            958,294.23       761
6540095822             20310701            360           2490.81        20011001           357            387,964.68       795
6540320626             20310601            360           6067.56        20011001           356            908,983.49       677
6541864598             20311001            360           2698.17        20011101           360            416,000.00       699
6541998727             20310901            360           3757.64        20011001           359            571,519.44       726
6542256331             20310801            360           2387.62        20011001           358            349,452.27       695
6542518813             20310901            360           2245.4         20011001           359            337,223.35       652
6542693145             20310801            360           3376.78        20011001           358            494,225.36       685
6545037951             20310901            360           2462.87        20011001           359            399,620.46       789
6545541721             20310901            360           2734.13        20011001           359            426,623.27       782
6546533305             20311001            360           4000.7         20011101           360            609,000.00       732
6547803046             20310701            360           2525.48        20011001           357            449,477.07       666
6549661947             20311001            360           1944.51        20011101           360            296,000.00       776
6549730304             20310801            360           3048.15        20011001           358            463,218.13       700
6550238015             20310901            360           2661.21        20011001           359            399,672.12       753
6551039487             20310901            360           2379.62        20011001           359            396,504.88       734
6551047795             20310801            360           2924.66        20011001           358            474,096.25       688
6551092635             20310901            360           1793.38        20011001           359            276,261.93       768
6551650416             20311001            360           2561.25        20011101           360            400,000.00       658
6551793752             20310901            360           3368.6         20011001           359            499,600.15       723
6551886689             20310901            360           6569.29        20011001           359            999,159.88       770
6552067669             20310901            360           4136.41        20011001           359            645,430.05       730
6552383025             20310701            360           2740.54        20011001           357            426,860.87       791
6553211050             20310901            360           3111.34        20011001           359            485,481.29       679
6553262905             20310801            360           3282.42        20011001           358            525,159.77       774
6553297026             20311001            360           3325.23        20011101           360            533,000.00       776
6553503373             20310701            360           2721.33        20011001           357            423,868.84       763
6553622504             20310901            360           1921.52        20011001           359            307,714.73       786
6554631264             20310901            360           2395.09        20011001           359            359,704.91       773
6554875374             20310901            360           2245.94        20011001           359            359,666.56       767
6554901535             20310901            360           4587.83        20011001           359            715,867.85       764
6555526950             20310801            360           2416.75        20011001           358            386,521.26       731
6556230586             20310901            360           2172.75        20011001           359            322,242.09       750
6556270459             20310801            360           2561.97        20011001           358            394,317.90       771
6556790860             20310901            360           2844.31        20011001           359            449,593.19       725
6557660492             20310801            360           2591.76        20011001           358            374,677.17       695
6557662316             20310701            360           1870.93        20011001           357            295,192.85       721
6557915383             20310901            360           5419.67        20011001           359            824,306.89       773
6558071145             20310601            360           3476.49        20011001           356            512,677.25       775
6559486888             20310901            360           6479.5         20011001           359            998,139.88       746
6559515579             20311001            360           2358.2         20011101           360            383,000.00       649
6559554768             20310801            360           3619.25        20011001           358            543,105.56       798
6559838450             20310801            360           4364.39        20011001           358            654,921.42       692
6559946923             20310801            360           2380.93        20011001           358            352,833.09       659
6560043728             20310901            360           2770.73        20011001           359            449,573.02       657
6561072551             20311001            360           4172.88        20011101           360            696,000.00       718
6561161966             20310801            360           1953.79        20011001           358            289,534.80       771
6562249083             20310601            360           2594.4         20011001           356            398,610.73       776
6562316700             20310601            360           2551.97        20011101           356            418,354.58       685
6564188693             20310701            360           2685.99        20011101           357            446,655.33       757
6564780747             20310901            360           5122.49        20011001           359            799,294.18       745
6565531420             20310801            360           2307.14        20011001           358            350,608.19       724
6565793020             20310901            360           2450.66        20011001           359            363,459.11       740
6567151730             20311001            360           2931.67        20011101           360            452,000.00       743
6567418402             20311001            360           2056.19        20011101           360            313,000.00       689
6567899585             20310901            360           4657.12        20011101           359            699,426.21       704
6568379264             20310901            360           3223.55        20011001           359            509,538.95       736
6568908476             20311001            360           3567.29        20011101           360            550,000.00       782
6571225751             20310901            360           4989.77        20011001           359            749,385.23       771
6572082631             20310801            360           3276.72        20011001           358            504,327.61       706
6572390646             20311001            360           1997.78        20011101           360            312,000.00       687
6572916796             20311001            360           3632.15        20011101           360            560,000.00       635
6573538623             20310901            360           2315.26        20011001           359            347,714.74       786
6573729354             20310901            360           4042.32        20011001           359            599,520.18       728
6573915276             20310901            360           2330.74        20011001           359            363,678.84       706
6574952039             20310801            360           2923.34        20011001           358            444,250.14       772
6575534026             20311001            360           2254.42        20011101           360            356,673.00       706
6576022674             20310901            360           3193.46        20011101           359            479,606.54       793
6576156837             20310901            360           3890.73        20011001           359            577,038.18       700
6576549924             20310901            360           2646.29        20011001           359            407,648.71       620
6576603150             20310901            360           3223.55        20011001           359            509,538.95       765
6576665209             20310901            360           2791.95        20011001           359            424,642.95       768
6576817529             20310701            360           3160.34        20011001           357            498,636.62       784
6576878661             20310801            360           3146.51        20011001           358            472,166.40       724
6577818039             20310901            360           2522.61        20011001           359            383,677.39       715
6577948810             20310901            360           3682.09        20011001           359            560,029.11       714
6579036218             20310801            360           1995.91        20011001           358            299,506.75       751
6579184414             20310801            360           2706.55        20011001           358            411,305.75       745
6579253649             20311001            360           2589.07        20011101           360            415,000.00       765
6579837409             20310801            360           4926.97        20011001           358            748,736.21       645
6580674825             20310901            360           2627.72        20011001           359            399,663.95       683
6580943154             20310901            360           2672.23        20011001           359            411,645.27       755
6581110928             20310901            360           2049.62        20011001           359            311,737.88       721
6581999759             20311001            360           2626.83        20011101           360            405,000.00       732
6582177793             20310701            360           3201.56        20011101           357            498,669.25       775
6583653685             20310801            360           3154.02        20011101           358            497,749.37       713
6583734782             20310801            360           2328.56        20011001           358            349,424.54       771
6584494709             20310901            360           2449.19        20011001           359            382,162.53       676
6584513235             20310801            360           2607.37        20011001           358            401,305.81       693
6584536996             20310901            360           5594.16        20011001           359            861,757.40       701
6584897166             20310901            360           5090.48        20011001           359            794,298.58       798
6585607770             20310901            360           2982.46        20011001           359            453,618.58       724
6585696401             20310801            360           3314.7         20011001           358            491,210.76       691
6585770222             20310801            360           3613.11        20011001           358            549,073.21       694
6586347533             20310901            360           2877.37        20011001           359            479,442.23       722
6586971415             20310801            360           3175.95        20011101           358            495,122.35       771
6587805653             20310801            360           2527.67        20011001           358            360,961.74       737
6587909927             20310901            360           2404.36        20011001           359            365,692.52       781
6588707130             20310901            360           2587.91        20011001           359            398,656.47       698
6588868817             20311001            360           3204.08        20011101           360            494,000.00       766
6588884640             20310901            360           2951.13        20011001           359            454,608.25       790
6589656633             20311001            360           3054.72        20011101           360            465,000.00       760
6589748240             20311001            360           2601.44        20011101           360            396,000.00       753
6589821385             20310901            360           1924.78        20011001           359            300,334.78       731
6590135320             20310801            360           2660.57        20011001           358            404,317.53       771
6590246861             20310901            360           2003.64        20011001           359            304,743.76       771
6590262066             20311001            360           2654.69        20011101           360            420,000.00       661
6590477169             20311001            360           2107.36        20011101           360            316,751.00       720
6590623838             20310901            360           1902.81        20011001           359            304,717.50       666
6591013211             20310901            360           5473.71        20011001           359            865,217.12       798
6591071748             20310601            360           5340.84        20011001           356            810,244.32       775
6591851966             20310801            360           2195.5         20011001           358            329,457.42       681
6591900284             20310801            360           2675.02        20011001           358            406,513.84       761
6592139502             20310901            360           2120.99        20011101           359            318,538.68       778
6592463779             20311001            360           2528.28        20011101           360            400,000.00       767
6592639162             20311001            360           2756.55        20011101           360            425,000.00       739
6593013763             20311001            360           5869.82        20011101           360            905,000.00       756
6593160002             20310801            360           2266.41        20011001           358            343,611.18       773
6593750877             20310801            360           2937.79        20011001           358            446,446.43       669
6593754051             20310901            360           3431.29        20011001           359            549,490.59       740
6594813609             20311001            360           2185.8         20011101           360            355,000.00       743
6595048262             20310901            360           2578.84        20011001           359            407,631.16       723
6595216869             20311001            360           4110.5         20011101           360            633,750.00       778
6595480978             20310701            360           4918.15        20011001           357            728,238.26       708
6595623262             20311001            360           3965.21        20011101           360            596,000.00       732
6596043015             20310901            360           2564.75        20011101           359            385,184.00       776
6596305398             20310801            360           2888.56        20011001           358            456,171.48       749
6596326642             20311001            360           3237.89        20011101           360            519,000.00       772
6596401957             20310901            360           4802.34        20011001           359            749,338.29       755
6597002457             20310801            360           2202.64        20011001           358            339,013.58       679
6597248589             20310901            360           2049.62        20011001           359            311,737.88       697
6597311130             20310801            360           3416.03        20011001           358            519,123.77       747
6597318804             20310901            360           2029.41        20011001           359            329,287.26       663
6598156617             20310901            360           2391.23        20011001           359            363,694.19       789
6598211990             20310801            360           2990.51        20011001           358            443,167.95       743
6599033963             20310801            360           2627.72        20011001           358            399,325.97       750
6599336200             20311001            360           2918.7         20011101           360            450,000.00       712
6599368476             20310901            360           2279.51        20011001           359            355,685.91       726
6599410070             20310801            360           3634.4         20011001           358            573,957.55       762
6601254656             20310901            360           2035.83        20011001           359            305,749.17       635
6603402709             20310701            360           2724.12        20011001           357            418,909.03       712
6603442150             20311001            360           1964.16        20011101           360            306,750.00       715
6604054483             20310801            360           3080.85        20011001           358            474,179.75       739
6604103298             20310901            360           2312.39        20011001           359            351,704.28       759
6604788205             20310801            360           3991.82        20011001           358            599,005.26       705
6605304382             20310801            360           2243.85        20011001           358            354,356.40       795
6605565354             20311001            360           6653.03        20011101           360          1,000,000.00       757
6606196639             20310901            360            2776          20011001           359            427,631.50       777
6606304241             20310901            360           1945.8         20011001           359            299,741.70       787
6606382510             20310801            360           2109.46        20011001           358            308,502.24       647
6606386503             20311001            360           2906.91        20011101           360            442,500.00       708
6606653860             20310901            360           2212.24        20011001           359            349,683.59       733
6607088116             20310701            360           3272.18        20011001           357            503,189.55       771
6607296305             20310901            360           2051.8         20011001           359            308,147.20       774
6607673057             20310901            360           4270.04        20011001           359            649,453.92       722
6607872006             20311001            360           6320.37        20011101           360            999,950.00       682
6608198625             20310801            360           1891.96        20011001           358            287,514.69       731
6608549421             20310901            360           2638.09        20011001           359            411,636.49       757
6608732118             20311001            360           2430.45        20011101           360            400,000.00       764
6608823370             20310801            360           4989.77        20011201           358            748,766.87       760
6610010206             20310901            360           2955.04        20011001           359            461,092.83       768
6611022994             20310801            360           2559.53        20011001           358            374,612.84       687
6611851848             20311001            360           1790.14        20011101           360            276,000.00       762
6611870392             20310701            360           3223.54        20011001           357            495,709.03       751
6612185634             20310901            360           2441.67        20011001           359            366,699.16       721
6612539236             20311001            360           3372.72        20011101           360            520,000.00       801
6613048831             20310801            360           2069.03        20011001           358            318,449.15       734
6613153821             20310801            360           3191.11        20011001           358            491,150.40       764
6613357877             20311001            360           3701.39        20011101           360            689,500.00        0
6613887410             20311001            360           3457.68        20011101           360            540,000.00       686
6613992772             20311001            360           5762.8         20011101           360            900,000.00       743
6614657424             20310901            360           2452.34        20011001           359            363,708.91       756
6616218878             20310701            360           3250.99        20011001           357            526,489.19       763
6616476989             20310901            360           1834.58        20011001           359            289,987.61       757
6617523276             20310801            360           2341.82        20011001           358            369,828.30       729
6618994666             20311001            360           4491.87        20011101           360            720,000.00       758
6619084277             20311001            360           2693.41        20011101           360            410,000.00       735
6619214411             20311001            360           2362.75        20011101           360            369,000.00       670
6619405779             20310901            360           1976.95        20011001           359            308,475.60       710
6619661678             20310801            360           2694.88        20011001           358            399,358.34       669
6620855210             20310901            360           1882.52        20011001           359            293,740.61       787
6622275847             20310801            360           3048.15        20011001           358            463,218.13       643
6625523417             20310701            360           3672.83        20011101           357            572,073.37       762
6625620304             20310801            360           3090.2         20011001           358            469,607.34       755
6626201666             20310801            360           3276.44        20011001           358            497,909.56       784
6626270521             20310901            360           2153.2         20011001           359            363,628.88       783
6626393596             20310901            360           2453.96        20011001           359            373,236.17       671
6627048454             20311001            360           2302.53        20011101           360            355,000.00       749
6629431435             20310901            360           6403.11        20011001           359            999,117.72       742
6629561181             20310701            360           2237.53        20011001           357            351,018.42       769
6629958965             20311001            360           2224.88        20011101           360            352,000.00       751
6630504949             20311001            360           2353.79        20011101           360            367,600.00       731
6631263198             20310801            360           2202.18        20011001           358            334,658.13       677
6631610158             20310901            360           2488.79        20011001           359            383,387.62       791
6631838437             20310901            360           2128.97        20011001           359            319,737.70       737
6632302359             20310801            360           2018.44        20011001           358            310,662.61       724
6632547326             20310901            360           1970.79        20011001           359            299,747.96       720
6632904410             20310801            360           2464.68        20011001           358            379,343.80       750
6633281610             20310901            360           4324.47        20011001           359            649,467.20       778
6633421182             20310901            360           3751.07        20011001           359            570,520.28       635
6633435554             20311001            360           2781.1         20011101           360            440,000.00       743
6634139056             20310801            360           2497.22        20011001           358            389,309.91       782
6634361692             20310701            360           2251.2         20011001           357            369,414.16       661
6634901497             20310801            360           2299.26        20011001           358            349,410.21       728
6635017939             20310901            360           2881.4         20011001           359            449,602.98       729
6635599845             20310901            360           4055.16        20011001           359            649,397.97       742
6636136530             20310901            360           2299.26        20011001           359            349,705.95       723
6636862796             20310801            360           4204.35        20011001           358            638,921.56       748
6637289288             20310901            360           2284.32        20011001           359            370,647.97       743
6637799518             20310901            360           4095.81        20011001           359            647,414.19       752
6638343761             20310901            360           1991.02        20011001           359            314,715.23       782
6638594058             20310801            360           2561.42        20011001           358            384,366.98       717
6640363807             20310801            360           4989.77        20011001           358            748,766.87       756
6640414329             20310801            360           3410.78        20011101           358            518,325.10       659
6640549454             20310901            360           2744.38        20011001           359            412,161.87       647
6641208217             20311001            360           2649.19        20011101           360            436,000.00       633
6641536609             20310801            360           3140.23        20011001           358            471,223.95       714
6642406885             20310801            360           3731.36        20011001           358            567,042.88       781
6642501164             20311001            360           4605.05        20011101           360            710,000.00       654
6643634642             20310901            360           2706.55        20011001           359            411,653.87       671
6643752410             20310701            360           3160.19        20011001           357            473,825.10       709
6644785732             20311001            360           2011.09        20011101           360            318,175.00       659
6645676054             20310801            360           2975.24        20011001           358            446,464.72       801
6645878437             20310801            360           4864.49        20011001           358            748,704.89       684
6646088390             20310901            360           2334.96        20011001           359            359,690.04       775
6646181583             20310801            360           3014.97        20011001           358            476,135.22       779
6646299161             20310701            360           2943.97        20011001           357            441,405.48       710
6646600616             20311001            360           2480.89        20011101           360            382,500.00       727
6648225115             20310801            360           2495.24        20011001           358            399,217.13       620
6648257175             20310801            360           5347.41        20011001           358            812,628.34       760
6649289805             20310901            360           3991.82        20011001           359            599,508.18       769
6650532135             20310801            360           1967.26        20011001           358            291,526.98       676
6650756767             20310801            360           2661.21        20011001           358            399,342.33       768
6651068931             20310901            360           2043.09        20011001           359            314,728.79       735
6651210236             20310801            360           2399.82        20011001           358            369,260.51       606
6651547942             20310801            360           2686.29        20011001           358            424,229.50       670
6651676782             20310901            360           1942.69        20011001           359            291,760.64       641
6652285658             20310901            360           3406.46        20011001           359            531,530.62       709
6652290807             20310801            360           2463.49        20011001           358            374,368.09       770
6653607629             20310801            360           3751.22        20011001           358            555,898.82       754
6653972338             20310901            360            3666          20011001           359            579,475.67       753
6657130313             20310801            360           2627.72        20011001           358            399,261.28       773
6658484057             20310901            360           3326.52        20011001           359            499,590.15       745
6659285503             20310701            360           5837.39        20011001           357            897,662.23       692
6659820689             20310901            360           2341.87        20011001           359            350,533.63       777
6660060754             20310601            360           1951.83        20011001           356            315,787.41       778
6661295532             20310901            360           2529.18        20011001           359            384,676.55       695
6662529368             20310801            360           2019.25        20011001           358            295,536.77       732
6662779948             20310801            360           2150.26        20011001           358            322,668.60       763
6664712087             20310801            360           3048.15        20011001           358            463,218.13       771
6665339872             20310901            360           2560.14        20011001           359            379,696.11       732
6665844301             20310901            360           5837.39        20011001           359            899,225.11       711
6667808940             20310901            360           2759.11        20011001           359            419,647.14       791
6667966789             20310901            360           3020.48        20011001           359            453,627.85       720
6668115444             20310801            360           3438.45        20011001           358            543,013.77       752
6668289546             20310801            360           2068.36        20011001           358            302,725.51       781
6668732859             20311001            360           3891.59        20011101           360            600,000.00       758
6669055102             20310901            360           1735.92        20011001           359            309,652.62        0
6669145663             20310801            360           3402.28        20011001           358            504,189.92       702
6669434232             20311001            360           6569.29        20011101           360          1,000,000.00       756
6669650050             20310901            360           3219.88        20011001           359            471,631.79       782
6670095261             20310501            360           3254.07        20011001           355            481,045.64       740
6670161352             20310801            360           3705.46        20011001           358            549,117.72       681
6670391199             20310901            360           2463.49        20011001           359            374,684.95       727
6671033063             20310801            360           2455.84        20011001           358            359,436.62       648
6671802962             20310901            360           5688.62        20011001           359            898,394.51       769
6672636880             20311001            360           3341.86        20011101           360            550,000.00       704
6674522542             20310901            360           2010.21        20011001           359            305,742.92       735
6674629164             20310801            360           3554.32        20011001           358            547,053.71       707
6674714354             20310901            360           3384.5         20011001           359            541,997.53       745
6676493700             20310801            360           1982.17        20011001           358            313,021.41       722
6676547166             20310801            360           3512.8         20011001           358            527,131.88       731
6677275619             20311001            360           2148.86        20011101           360            349,000.00       736
6677438944             20310901            360           4864.49        20011001           359            749,354.26       766
6677719392             20310901            360           2299.26        20011101           359            349,705.95       738
6677986553             20310801            360           2568.07        20011001           358            385,365.35       803
6678032977             20310801            360           4509.06        20011001           358            693,999.51       739
6678834208             20310901            360           4379.18        20011001           359            649,480.20       671
6679013471             20310801            360           2705.26        20011001           358            427,224.05       704
6679739943             20311001            360           2583.66        20011101           360            403,500.00       769
6680097455             20310801            360           3481.73        20011001           358            529,106.91       636
6680763924             20311001            360           2646.29        20011101           360            408,000.00       751
6681297393             20310701            360           3558.59        20011001           357            533,559.99        0
6681566250             20310801            360           2046.53        20011101           358            299,530.53       643
6681930506             20310901            360           3437.57        20011001           359            529,543.68       716
6682563967             20310801            360           5052.89        20011001           358            748,796.91       774
6682753923             20311001            360           2918.7         20011101           360            450,000.00       778
6683213489             20311001            360           2770.73        20011101           360            450,000.00       711
6683502030             20310701            360           3668.99        20011001           357            568,525.41       786
6683556614             20310801            360           2627.72        20011001           358            399,325.97       620
6684510271             20310901            360           2586.86        20011001           359            403,643.56       803
6684521203             20310901            360           2698.17        20011001           359            415,641.83       695
6684622779             20310901            360           6473.01        20011001           359            997,140.74       750
6685334721             20310901            360           3739.42        20011001           359            583,484.75       778
6685700426             20311001            360           2591.48        20011101           360            410,000.00       643
6686056141             20310801            360           2522.61        20011001           358            383,352.93       747
6687684909             20311001            360           3264.6         20011101           360            530,210.00       737
6688090064             20310901            360           3774.77        20011001           359            628,973.23       620
6688223178             20310801            360           1995.91        20011001           358            299,506.75       762
6688331807             20310901            360           1972.06        20011101           359            311,717.94       774
6689323506             20310901            360           3341.65        20011001           359            495,603.35       654
6689821566             20311001            360           1848.22        20011101           360            296,250.00       765
6690168858             20310801            360           3866.71        20011001           358            626,805.14       782
6690471435             20311001            360           2977.45        20011101           360            465,000.00       774
6690479297             20310901            360           3329.62        20011001           359            519,541.21       652
6691980145             20310901            360           2844.31        20011001           359            449,593.19       779
6692329268             20311001            360           1965.2         20011101           360            315,000.00       758
6693179415             20311001            360           2074.87        20011101           360            319,900.00       736
6693368497             20310901            360           3291.54        20011001           359            548,453.46       745
6693413814             20161001            180           3702.21        20011101           180            425,000.00       797
6694491405             20310901            360           2463.49        20011001           359            374,684.95       745
6694492296             20310801            360           3720.38        20011001           358            558,280.57       753
6696450748             20311001            360           3622.43        20011101           360            558,500.00       740
6696534723             20310801            360           2228.04        20011001           358            351,788.60       700
6697478862             20310901            360           2790.44        20011001           359            452,769.98       745
6698198741             20310901            360           3326.52        20011001           359            499,590.15       605
6699205883             20310801            360           2640.86        20011001           358            401,322.60       715
6699573827             20310901            360           2694.88        20011001           359            399,680.12       689
6699605454             20310701            360           2490.62        20011001           357            383,002.55       755
6699634157             20310801            360           2847.35        20011001           358            438,241.93       762
6699680929             20310901            360           1836.68        20011001           359            294,127.32       765
6700346924             20310901            360           2785.36        20011001           359            434,616.20       679
6700715730             20311001            360           3826.73        20011101           360            590,000.00       785
6701105683             20310801            360           2092.15        20011001           358            330,399.92       782
6701371632             20311001            360           2263.61        20011101           360            349,000.00       759
6702804631             20310801            360           3326.52        20011001           358            499,177.91       697
6703079746             20310901            360           3284.65        20011001           359            499,579.93       686
6703115219             20310801            360           2440.08        20011001           358            390,393.57       699
6703398286             20310701            360           2764.63        20011001           357            453,666.52       791
6703870144             20310801            360           3781.45        20011001           358            546,664.22       773
6703903135             20310701            360           2745.03        20011001           357            438,770.90       752
6703908589             20310901            360           2479.29        20011001           359            367,705.71       676
6705015144             20310801            360           2100.23        20011001           358            327,419.61       764
6705247796             20310701            360           2749.5         20011001           357            433,813.85       742
6705585336             20310801            360           1896.12        20011001           358            284,531.40       733
6705699129             20310901            360           3048.42        20011001           359            469,595.33       758
6705994561             20311001            360           2964.4         20011101           360            469,000.00       695
6707757966             20310801            360           2638.09        20011001           358            411,270.98       776
6707964034             20310901            360           4324.47        20011001           359            649,467.20       709
6707978653             20310901            360           3476.38        20011001           359            549,502.79       735
6709621442             20310801            360           5082.22        20011001           358            743,834.13       713
6709840968             20310801            360           3284.65        20011001           358            499,157.46       770
6710171668             20310901            360           5122.49        20011001           359            799,294.18       803
6710346567             20310801            360           3190.74        20011001           358            472,840.27       731
6710468254             20310901            360           2074.61        20011001           359            323,714.14       744
6711085792             20311001            360           2924.66        20011101           360            475,000.00       778
6712012381             20310801            360           1847.62        20011001           358            280,776.06       797
6712220810             20311001            360           2050.34        20011101           360            333,000.00       739
6712226296             20310901            360           2491.21        20011001           359            409,601.50       760
6712726998             20310801            360            2654          20011101           358            402,272.56       772
6713086848             20311001            360           2082.22        20011101           360            352,000.00       736
6713358247             20311001            360           2361.66        20011101           360            378,550.00       706
6713640644             20310701            360           2869.45        20011001           357            477,163.49       734
6714133656             20310701            360           2181.01        20011001           357            331,158.42       690
6714287320             20311001            360           2528.28        20011101           360            400,000.00       726
6715369432             20310801            360           2933.36        20011001           358            429,327.09       767
6715649759             20310801            360           1800.49        20011001           358            288,063.98       791
6715796857             20310901            360           2046.3         20011001           359            327,696.20       743
6716019556             20310801            360           3284.65        20011001           358            499,157.46       730
6717102369             20310901            360           2990.04        20011001           359            460,603.09       692
6717756867             20310801            360           1994.21        20011001           358            295,525.18       655
6718122853             20310801            360           4710.35        20011001           358            706,835.92       792
6718197335             20310901            360           2594.87        20011001           359            394,668.15       778
6718387472             20310901            360           2424.07        20011001           359            368,689.99       730
6718391789             20310901            360           2926.62        20011001           359            445,125.72       723
6719095421             20310801            360           4073.2         20011001           358            626,915.56       739
6720410312             20310901            360           2980.49        20011001           359            453,318.83       803
6720424248             20310701            360           3585.99        20011001           357            537,666.79       724
6720921987             20310901            360           2573.4         20011001           359            384,540.56       785
6720987301             20311001            360           1909.05        20011101           360            306,000.00       753
6721287578             20311001            360           2312.39        20011101           360            352,000.00       733
6721327002             20310901            360           1870.84        20011101           359            280,969.49       692
6721790738             20311001            360           2127.4         20011101           360            341,000.00       783
6721932108             20310801            360           2879.78        20011001           358            443,233.29       719
6723609944             20311001            360           6460.04        20011101           360            996,000.00       733
6723929151             20310801            360           3424.53        20011001           358            501,214.41       732
6723945488             20160901            180           3920.15        20011001           179            438,679.34       770
6724408783             20310701            360           2364.36        20011001           357            381,893.39       785
6725125675             20310901            360           2488.12        20011001           359            378,431.80       693
6726307918             20310701            360           3278.4         20011001           357            510,637.31       771
6726528802             20311001            360           2207.29        20011101           360            336,000.00       661
6726705681             20310801            360           2305.12        20011001           358            359,267.60       703
6726897322             20310801            360           2647.91        20011001           358            397,345.61       702
6727189505             20310901            360           2275.45        20011001           359            359,674.55       677
6727234673             20310501            360           2435.59        20011001           355            388,572.75       690
6727254283             20310901            360           4710.24        20011001           359            764,274.14       687
6728339745             20310801            360           4033.96        20011001           358            628,885.26       769
6728457042             20310901            360           3211.07        20011001           359            488,389.35       676
6728724169             20310901            360           2506.85        20011001           359            381,279.40       657
6728864908             20310901            360           2751.3         20011001           359            413,201.02       720
6728931046             20310801            360           2362.32        20011001           358            358,994.05       705
6729389350             20310901            360           2808.25        20011001           359            421,754.00       631
6729665676             20310901            360           2641.1         20011001           359            406,849.40       675
6729667284             20310801            360           2981.93        20011001           358            464,875.97       718
6729900537             20311001            360           4861.28        20011101           360            740,000.00       745
6730578637             20310901            360           2977.07        20011001           359            458,604.81       747
6730666986             20311001            360           3457.68        20011101           360            540,000.00       782
6730846976             20311001            360           3182.35        20011101           360            497,000.00       756
6730876684             20310801            360           2347.93        20011101           358            361,372.82       761
6731362981             20310701            360           4055.16        20011001           357            648,184.29       729
6731530728             20311001            360           1981.54        20011101           360            313,500.00       740
6732085250             20310801            360           2339.31        20011001           358            384,215.03       772
6732103350             20310701            360           2048.11        20011001           357            303,266.33       723
6732291080             20310901            360           1945.8         20011001           359            299,741.70       761
6732711897             20310901            360           6320.68        20011001           359            999,095.99       789
6732930836             20311001            360            3243          20011101           360            500,000.00       748
6733137977             20311001            360           3078.59        20011101           360            500,000.00       690
6733684085             20310901            360           3814.54        20011001           359            602,275.44       772
6733736356             20310901            360           2044.19        20011001           359            331,684.98       753
6733981218             20310801            360           6653.03        20011001           358            998,355.82       692
6734204909             20310801            360           2521.72        20011001           358            360,113.01       690
6735448802             20310901            360           3792.41        20011001           359            599,457.59       770
6735550581             20310801            360           2430.64        20011001           358            369,376.52       747
6735675412             20310801            360           2341.87        20011001           358            351,421.24       682
6736347136             20310901            360           2102.01        20011001           359            311,750.49       726
6736992709             20310901            360           2338.67        20011001           359            355,700.91       776
6739743125             20310701            360           3792.41        20011001           357            598,363.94       747
6739753538             20310801            360           2207.29        20011001           358            335,433.80       720
6740189631             20310801            360           3383.6         20011001           358            495,223.80       710
6741238171             20310901            360           1920.94        20011001           359            299,735.31       771
6741669409             20310901            360           1895.33        20011001           359            295,738.84       741
6741689506             20310901            360           2364.08        20011001           359            355,047.73       723
6742187732             20311001            360           2561.25        20011101           360            400,000.00       742
6742619544             20310801            360           3410.89        20011001           358            499,217.53       702
6742772798             20310801            360           4162.03        20011001           358            648,849.86       771
6742813857             20310801            360           2368.22        20011001           358            378,894.95       698
6743037613             20310701            360           2541.66        20011001           357            401,020.49       670
6743288828             20310701            360           3033.93        20011001           357            478,691.15       729
6743408582             20310901            360           2724.55        20011001           359            442,080.14       624
6743990159             20310801            360           3368.6         20011001           358            499,197.93       738
6744168516             20311001            360           1896.57        20011101           360            304,000.00       677
6745437977             20310801            360           2070.33        20011001           358            318,648.79       761
6745517927             20310901            360           3201.56        20011001           359            499,558.86       692
6745546074             20310801            360           2016.3         20011001           358            318,421.68       720
6746156642             20310901            360           2165.24        20011001           359            329,323.09       656
6747070073             20310901            360           2299.26        20011001           359            349,705.95       777
6747285176             20310801            360           1916.44        20011001           358            302,650.30       719
6747574371             20310901            360           3488.3         20011101           359            530,553.89       653
6748641971             20310901            360           2149.04        20011001           359            339,692.63       723
6749138639             20310901            360           5709.98        20011001           359            890,963.22       659
6749587538             20310901            360           4055.16        20011001           359            649,397.97       740
6750533868             20310901            360           3690.78        20011001           359            583,392.12       771
6750731959             20310901            360           4504.1         20011001           359            676,445.07       677
6750820083             20310801            360           2494.89        20011101           358            374,382.43       780
6751103851             20310801            360           2548.89        20011001           358            387,346.19       707
6752154762             20310801            360           5684.97        20011001           358            874,986.44       644
6752880036             20310901            360           3601.11        20011001           359            561,903.81       748
6753049466             20310901            360           3890.72        20011001           359            631,300.43       791
6755538235             20310901            360           2594.4         20011001           359            399,655.60       772
6755938799             20310901            360           4215.89        20011001           359            649,440.36       717
6756891492             20310901            360           1895.75        20011001           359            311,696.75       759
6757315582             20311001            360           2542.1         20011101           360            424,000.00       791
6757428542             20310801            360           2209.08        20011001           358            344,389.54       708
6757626004             20310801            360           2220.8         20011001           358            341,808.74       665
6757647398             20310901            360           2240.84        20011001           359            340,821.42       791
6759052712             20310801            360           2745.08        20011001           358            401,770.28       762
6760996493             20310801            360           2575.17        20011001           358            391,339.44       677
6761053765             20311001            360           2958.24        20011101           360            462,000.00       688
6761264024             20310901            360           1952.95        20011001           359            304,730.90       673
6761489217             20310801            360           2552.17        20011001           358            387,845.35       781
6762286059             20310901            360           4057.88        20011001           359            641,419.62       783
6763033393             20310701            360           2594.4         20011001           357            398,960.98       649
6763905996             20310901            360           3313.61        20011001           359            517,043.42       723
6764312176             20310901            360           1995.91        20011001           359            299,754.09       672
6765197147             20310801            360           2016.98        20011001           358            314,442.63       769
6765264277             20310901            360           2708.52        20011001           359            411,953.62       719
6765266611             20310801            360           5052.89        20011001           358            748,796.91       715
6766562711             20311001            360           2085.83        20011101           360            330,000.00       729
6767180943             20310901            360           2770.82        20011001           359            426,832.18       710
6768681717             20310701            360           4435.91        20011001           357            665,100.81       771
6770184577             20310901            360           2546.66        20011001           359            377,697.72       779
6770603543             20310901            360           3453.38        20011001           359            499,619.54       801
6770902960             20311001            360           6569.29        20011101           360          1,000,000.00       756
6771739940             20310901            360           3223.55        20011001           359            509,538.95       658
6771766141             20311001            360           2245.94        20011101           360            360,000.00       754
6771815351             20310901            360           2269.13        20011001           359            358,675.45       765
6772170806             20310901            360           3476.39        20011001           359            515,587.36       798
6772471642             20310801            360           2698.17        20011001           358            415,281.65       761
6774301615             20310901            360           2241.09        20011001           359            349,691.20       739
6774848425             20310901            360           4864.49        20011001           359            749,354.26       704
6774903345             20310801            360           2592.27        20011001           358            379,405.33       759
6775998369             20311001            360           1895.33        20011101           360            296,000.00       637
6776473560             20310701            360           3974.42        20011001           357            603,466.43       756
6776839109             20310801            360           2217.14        20011001           358            336,880.99       682
6777200020             20310901            360           2694.88        20011001           359            399,680.12       691
6778382074             20310701            360           4767.91        20011001           357            705,992.08       744
6778559952             20310701            360           3216.74        20011001           357            480,723.84       655
6778645512             20310801            360           2272.33        20011001           358            328,497.76       795
6780554421             20311001            360           4482.18        20011101           360            700,000.00       711
6782244351             20311001            360           1865.87        20011101           360            295,200.00       723
6782881095             20310801            360           1896.41        20011001           358            307,413.99       778
6783054759             20310801            360           2759.11        20011101           358            419,292.26       634
6783153791             20310901            360           2627.72        20011001           359            399,663.95       738
6784202449             20310801            360           2454.29        20011001           358            372,970.46       725
6784414556             20310901            360           4667.32        20011001           359            718,980.43       793
6784652502             20310801            360           2145.45        20011001           358            314,007.65       716
6786809258             20310801            360           2847.5         20011001           358            427,296.29       775
6787280095             20310901            360           2562.03        20011001           359            389,672.35       751
6788825724             20310801            360           1991.96        20011001           358            291,543.04       723
6789328843             20310901            360           4379.18        20011001           359            649,480.20       754
6789665806             20310901            360           4108.45        20011001           359            649,412.38       660
6790408360             20310801            360           2907.52        20011001           358            459,166.04       768
6791861757             20310901            360           2095.71        20011001           359            314,741.79       671
6792872852             20310901            360           2717.06        20011001           359            413,252.52       705
6793236248             20310801            360           2601.44        20011001           358            395,332.71       747
6793262293             20310901            360           3021.22        20011001           359            459,513.62       746
6794192424             20310901            360            3243          20011001           359            499,569.50       640
6794306941             20310901            360           3326.52        20011001           359            499,590.15       766
6794481538             20310901            360           3858.02        20011001           359            617,827.23       766
6794529500             20310901            360           2670.59        20011001           359            451,004.71       763
6796256953             20311001            360           2233.56        20011101           360            340,000.00       659
6798983000             20310901            360           3175.95        20011001           359            495,562.38       709
6799205908             20310801            360           6437.91        20011001           358            978,348.63       752
6799660201             20310801            360           2794.28        20011001           358            419,309.43       776
6800354315             20310901            360           3424.6         20011001           359            527,545.40       734
6800963503             20310901            360           2268.69        20011001           359            340,720.48       774
6801007920             20310901            360           2228.31        20011001           359            338,915.02       647
6801023307             20310901            360           3209.66        20011001           359            549,425.76       784
6801148567             20311001            360           2722.17        20011101           360            419,700.00       746
6801196640             20310801            360           3374.14        20011001           358            546,957.35       723
6803782090             20311001            360           2529.54        20011101           360            390,000.00       787
6805120158             20311001            360           2586.02        20011101           360            420,000.00       750
6805523591             20311001            360           2479.6         20011101           360            382,300.00       755
6805535462             20310901            360           2426.78        20011001           359            378,665.62       806
6806410632             20310801            360           2993.87        20011001           358            449,260.11       766
6808795048             20310701            360           4379.18        20011001           357            648,431.31       686
6808939554             20310901            360           3119.35        20011001           359            499,536.90       683
6809353540             20311001            360           2283.07        20011101           360            352,000.00       676
6809540922             20310801            360           3021.88        20011001           358            459,224.86       725
6809945980             20311001            360           6485.99        20011101           360          1,000,000.00       776
6810193372             20311001            360           2244.3         20011101           360            350,500.00       758
6810848256             20310801            360           2528.37        20011001           358            399,288.78       796
6811399127             20160701            180           3615.16        20011001           177            420,640.15       750
6811553913             20310901            360           2706.55        20011001           359            411,653.87       760
6811765525             20311001            360           3985.19        20011101           360            630,500.00       772
6811938080             20310901            360           2049.14        20011001           359            307,747.53       739
6812381009             20310801            360           2320.25        20011001           358            348,062.87       629
6812549944             20311001            360           3694.31        20011101           360            600,000.00       767
6812819255             20311001            360           2270.1         20011101           360            350,000.00       739
6813833560             20310901            360           3175.54        20011001           359            489,178.46       799
6813864730             20310901            360           4497.45        20011001           359            671,570.79       758
6814636558             20310801            360           2686.84        20011101           358            407,997.65       796
6814807837             20311001            360           1871.61        20011101           360            300,000.00       763
6815000994             20310801            360           1906.88        20011001           358            293,492.32       706
6815606162             20310801            360           2368.48        20011001           358            355,414.67       758
6815857195             20310901            360           2177.18        20011001           359            353,264.49       667
6815966665             20310901            360           3287.75        20011001           359            487,609.75       678
6816344003             20310901            360           2690.16        20011001           359            430,804.61       698
6817389817             20310701            360           2376.67        20011001           357            384,895.51       764
6817496885             20310901            360           3494.87        20011001           359            531,553.05       664
6818310333             20310901            360           2049.17        20011001           359            336,922.21       753
6818791623             20310701            360           2811.66        20011001           357            426,915.07       769
6819227247             20310901            360           1997.78        20011001           359            311,724.72       743
6819316339             20311001            360           6485.99        20011101           360          1,000,000.00       683
6819918902             20310901            360           1997.34        20011001           359            315,714.33       777
6820394085             20311001            360           2267.5         20011101           360            349,600.00       698
6820474671             20310801            360           3424.6         20011001           358            527,088.24       722
6820818109             20310701            360           4108.45        20011001           357            648,227.58       750
6821553119             20310801            360           3506.65        20011001           358            539,716.40       773
6821677116             20311001            360           3035.44        20011101           360            468,000.00       761
6822190978             20310901            360           1976.42        20011001           359            316,506.58       697
6822727977             20310901            360           3100.71        20011001           359            471,603.46       804
6823595779             20310801            360           2383.6         20011001           358            366,865.40       756
6823805111             20311001            360           4040.97        20011101           360            647,725.00       738
6824035668             20310801            360           2923.34        20011001           358            444,250.14       765
6824200502             20310801            360           2956.18        20011001           358            449,197.66       725
6824802786             20311001            360           1945.8         20011101           360            300,000.00       710
6825130989             20310901            360           5056.55        20011001           359            799,276.78       683
6825458935             20310901            360           1842.82        20011001           359            287,546.08       744
6825653048             20311001            360           4616.64        20011101           360            740,000.00       701
6825782839             20310901            360           2089.97        20011001           359            334,689.72       727
6826156231             20310701            360           3761.87        20011001           357            577,248.35       809
6826270180             20310901            360           2844.31        20011001           359            449,593.19       773
6826727007             20310901            360           2081.13        20011001           359            337,679.29       688
6827104883             20310901            360           4380.24        20011101           359            692,373.51       731
6828541125             20310901            360           4584.63        20011001           359            715,368.29       721
6828628872             20310901            360           4487.69        20011001           359            709,358.14       763
6828948403             20310701            360           2474.93        20011101           357            371,079.66       663
6829087656             20311001            360           2561.25        20011101           360            400,000.00       766
6829248209             20311001            360           4926.97        20011101           360            750,000.00       756
6829250494             20310901            360           2954.95        20011001           359            479,464.63       759
6829753414             20310701            360           3218.35        20011001           357            494,911.11       659
6830819469             20311001            360           4668.46        20011101           360            738,600.00       782
6831322976             20310801            360           4894.51        20011001           358            698,957.73       767
6831721169             20310701            360           2890.49        20011001           357            438,884.67       784
6831983520             20310801            360           2277.88        20011001           358            350,470.73       683
6832344565             20310901            360           4322.1         20011001           359            674,404.46       756
6832565003             20310801            360           2512.98        20011001           358            372,401.65       770
6833379032             20310801            360           3196.44        20011001           358            498,308.64       683
6833404954             20311001            360           2497.11        20011101           360            385,000.00       711
6834075761             20310901            360           4392.35        20011001           359            668,056.27       702
6834193127             20311001            360           2217.8         20011101           360            337,600.00       792
6834675065             20310801            360            4835          20011101           358            734,428.85       720
6834911320             20310601            360           2205.92        20011001           356            348,575.30       713
6834960293             20310901            360           2785.38        20011001           359            423,643.79       755
6836001484             20310901            360           2527.8         20011001           359            374,899.95       727
6836335064             20311001            360           3933.73        20011101           360            665,000.00       733
6838918586             20310801            360           4138.66        20011001           358            604,620.11       767
6838955364             20310801            360           3175.95        20011001           358            495,122.35       673
6839068134             20310901            360           2496.33        20011101           359            379,680.08       773
6839160493             20310901            360           2077.25        20011001           359            308,078.43       669
6839572093             20310901            360           2612.61        20011001           359            397,365.88       664
6840375627             20310801            360           3486.19        20011101           358            523,110.83       715
6840701764             20310901            360           2425.39        20011001           359            359,712.11       677
6840786435             20310901            360           2401.86        20011001           359            379,656.47       725
6842661537             20310701            360           1921.49        20011001           357            303,171.06       736
6842749621             20310901            360           2272.29        20011001           359            359,175.00       717
6842978261             20310901            360           4864.49        20011001           359            749,354.26       777
6843007649             20311001            360           2495.48        20011101           360            400,000.00       693
6843159903             20310901            360           4729.89        20011001           359            719,395.11       677
6843400398             20310901            360           2496.33        20011001           359            379,680.75       740
6843771103             20310901            360           1991.81        20011001           359            302,945.27       710
6844151339             20310901            360           3382.83        20011001           359            534,716.17       755
6844252780             20311001            360           4535.09        20011101           360            717,500.00       716
6844394087             20310801            360           1836.03        20011001           358            289,952.38       676
6844474368             20310901            360           2857.65        20011001           359            434,634.54       731
6844481744             20310801            360           2558.96        20011001           358            369,924.03       643
6845561551             20310901            360           3924.02        20011001           359            604,479.11       669
6845572293             20311001            360           3310.93        20011101           360            504,000.00       801
6846627708             20311001            360           2334.96        20011101           360            360,000.00       701
6846709563             20310901            360           2944.67        20011001           359            471,562.83       747
6846784616             20310801            360           2443.78        20011001           358            371,373.15       663
6846820584             20310901            360           2054.46        20011001           359            308,546.87       750
6847091474             20310801            360           2521.96        20011001           358            398,276.63       750
6847240881             20311001            360           2033.82        20011101           360            326,000.00       761
6848204548             20310901            360           2338.66        20011001           359            369,665.51       785
6848419880             20311001            360           2304.64        20011101           360            355,325.00       662
6848527922             20310801            360           2079.74        20011001           358            324,225.28       690
6848597412             20310901            360           2612.47        20011001           359            407,640.03       794
6848867724             20310901            360           3703.5         20011001           359            570,508.38       731
6849069999             20310801            360           2100.23        20011001           358            327,419.61       770
6850175008             20310901            360           2483.2         20011001           359            375,857.66       736
6850431120             20310901            360           2684.5         20011001           359            403,169.25       746
6851530599             20310901            360           3193.46        20011001           359            479,606.54       695
6851924057             20310901            360           2081.02        20011001           359            324,713.25       786
6852315933             20310901            360           2338.67        20011001           359            355,700.91       655
6852488227             20310801            360           2338.67        20011001           358            355,400.11       630
6852610507             20310901            360           2477.65        20011001           359            381,671.10        0
6852960894             20311001            360           3764.21        20011101           360            573,000.00       736
6853184395             20310801            360           3061.39        20011001           358            471,184.93       780
6853714860             20310901            360           2844.85        20011001           359            455,577.65       730
6853910062             20310901            360           2681.19        20011001           359            446,754.81       708
6854711923             20311001            360           3713.81        20011101           360            580,000.00       743
6854927099             20310801            360           2528.28        20011001           358            399,274.82       732
6854967178             20310801            360           3966.18        20011001           358            610,444.06       776
6855283070             20311001            360           3339.23        20011101           360            521,500.00       765
6855768823             20311001            360           2334.96        20011101           360            360,000.00       750
6856861031             20310801            360           4603.9         20011001           358            690,862.23       776
6857594763             20310901            360           2374.15        20011001           359            361,096.37       763
6858074948             20310801            360           2969.32        20011001           358            451,238.35       789
6858079772             20310701            360           5322.42        20011001           357            798,021.24       784
6858110254             20310901            360           2770.32        20011001           359            416,058.68       720
6858928879             20310701            360           3350.34        20011001           357            508,707.23       785
6858989798             20310901            360           2558.74        20011001           359            389,172.77       806
6859026327             20310901            360           3359.78        20011001           359            504,586.05       700
6859051440             20310901            360           2721.33        20011001           359            424,625.02       704
6859161116             20310801            360           2526.45        20011001           358            374,398.44       753
6859407154             20310801            360           1945.8         20011001           358            299,481.95       722
6860111365             20311001            360           4051.42        20011101           360            658,000.00       668
6860205217             20310901            360           4861.28        20011001           359            739,378.30       765
6860670121             20310901            360           3197.59        20011001           359            492,575.54       696
6860933370             20310801            360           4985.52        20011101           358            738,812.95       670
6861164843             20310901            360           2370.63        20011001           359            365,185.31       755
6861278072             20310801            360           4091.88        20011001           358            614,028.76       742
6862333231             20310801            360           3712.97        20011001           358            564,247.59       791
6862389233             20310801            360           1968.66        20011001           358            323,368.57       675
6863089451             20310901            360           1997.69        20011001           359            307,734.81       728
6863798572             20310701            360           3991.82        20011001           357            598,499.41       769
6864845133             20310901            360           2998.86        20011001           359            461,961.92       653
6865192022             20310901            360           6323.84        20011001           359            974,160.54       707
6865555988             20310901            360           2672.23        20011001           359            411,645.27       645
6866967067             20311001            360           2721.33        20011101           360            425,000.00       793
6867192947             20310901            360            2654          20011001           359            403,660.58       726
6867760438             20311001            360           2438.25        20011101           360            396,000.00       725
6867994508             20310801            360           2077.56        20011101           358            300,340.81       755
6868064020             20310801            360           2807.42        20011001           358            449,164.20       773
6868495075             20310801            360           2069.33        20011001           358            314,469.20       679
6869355476             20310701            360           3201.56        20011001           357            498,669.25       703
6870122675             20310701            360           3507.48        20011001           357            525,895.98       725
6870128656             20310701            360           3521.72        20011001           357            548,536.17       756
6871078520             20310801            360           2715.09        20011001           358            402,353.53       766
6871456999             20310901            360           2113.03        20011001           359            329,708.85       710
6871512171             20310701            360           3726.11        20011001           357            565,762.21       775
6872175960             20310901            360           1959.42        20011001           359            309,719.75       669
6873614199             20310901            360           1984.72        20011001           359            305,736.53       747
6874245159             20310801            360           4989.77        20011001           358            748,766.87       708
6874337410             20310901            360           3684.04        20011001           359            567,510.96       768
6875307313             20310901            360           3600.01        20011001           359            533,920.68       758
6875578038             20310601            360           2575.17        20011001           356            390,671.29        0
6875913771             20310701            360           2202.03        20011001           357            334,350.31       772
6876318657             20310901            360           2364.95        20011001           359            359,697.55       702
6876319986             20310901            360           2299.26        20011001           359            349,705.95       794
6876792521             20310701            360           3836.47        20011001           357            582,417.54       693
6877160488             20310701            360           2064.11        20011001           357            309,482.59       775
6877736303             20310801            360           3842.9         20011001           358            569,484.99       685
6878257549             20310901            360           4576.17        20011001           359            696,014.77       755
6878465985             20310701            360           2462.87        20011001           357            398,855.45       710
6878840849             20310601            360           2246.7         20011001           356            340,840.79       721
6879212287             20310801            360           3173.5         20011001           358            476,215.72       679
6879682794             20260601            300           2317.31        20011001           296            329,915.51       715
6880088262             20310801            360           2433.27        20011001           358            369,775.84       698
6880713158             20310901            360           2869.81        20011001           359            459,573.94       782
6880913105             20310901            360           2364.95        20011001           359            359,697.55       789
6881292335             20310901            360           2651.45        20011001           359            424,606.36       759
6881908666             20310801            360           4324.47        20011001           358            648,931.29       761
6882069815             20310901            360           2217.14        20011101           359            337,216.45       696
6883139914             20311001            360           2370.71        20011101           360            380,000.00       670
6883402767             20310901            360           2663.7         20011001           359            415,632.97       752
6883930882             20310901            360           4105.81        20011001           359            624,474.92       720
6884070613             20310801            360           1937.94        20011101           358            294,502.90       638
6884220804             20310801            360           3424.6         20011001           358            527,088.24       748
6884309821             20311001            360           2881.4         20011101           360            450,000.00       774
6884621639             20310901            360           2146.33        20011001           359            334,904.25       756
6885295375             20310801            360           3613.11        20011001           358            549,073.21       743
6885456274             20310901            360            4408          20011001           359            670,436.27       739
6885823689             20310901            360           5350.69        20011001           359            813,815.72       736
6886555991             20310901            360           4657.12        20011001           359            699,426.21       804
6886845905             20310901            360           3132.24        20011001           359            476,399.43       642
6887478557             20310801            360           2217.14        20011001           358            336,931.28       753
6887494257             20310801            360           2627.72        20011001           358            399,325.97       786
6887535125             20310901            360           2172.81        20011001           359            334,711.57       755
6887742614             20310901            360           2529.54        20011001           359            389,664.21       748
6888148266             20310801            360           1688.14        20011001           358            284,796.64       770
6889517600             20310901            360           1927.81        20011001           359            304,724.27       748
6890442574             20310801            360           4215.89        20011001           358            648,877.57       745
6891258318             20311001            360           3078.59        20011101           360            500,000.00       775
6892420511             20310801            360           2494.78        20011001           358            369,706.00       697
6892853737             20310801            360           3165.3         20011001           358            463,273.88       793
6893439148             20311001            360           2096.27        20011101           360            323,200.00       756
6893924263             20311001            360           2618.88        20011101           360            409,000.00       743
6894243614             20310701            360           2102.18        20011001           357            319,188.82       705
6894733150             20310901            360           2237.79        20011001           359            323,753.46       717
6894885067             20310701            360           3731.36        20011001           357            566,560.20       762
6895625371             20310801            360           2141.26        20011001           358            325,400.75       716
6896004790             20310901            360           2433.19        20011001           359            379,664.73       768
6896454599             20310801            360           2311.53        20011001           358            360,361.22       754
6897278195             20310801            360           4324.47        20011001           358            648,931.29       716
6897373285             20310801            360           2401.74        20011001           358            364,983.92       684
6897798614             20260901            300           2288.18        20011001           299            334,561.30       770
6898490583             20310801            360           4270.04        20011001           358            648,904.71       752
6899619263             20310801            360           2785.38        20011001           358            423,285.54       794
6899667122             20310701            360           3053.96        20011001           357            494,580.75       789
6900528107             20311001            360           6281.18        20011101           360            993,750.00       766
6901933397             20310901            360           2468.28        20011001           359            370,695.89       701
6902010070             20310901            360           2312.39        20011101           359            351,704.28       766
6902038527             20310901            360           4572.23        20011001           359            695,415.27       772
6902338836             20310801            360           3368.6         20011001           358            499,197.93       703
6902470761             20310801            360           3632.15        20011001           358            559,032.99       653
6904226617             20310701            360           1921.49        20011001           357            303,171.06        0
6904413751             20311001            360           1861.7         20011101           360            298,410.00       752
6904947352             20310901            360           3792.41        20011001           359            599,457.59       813
6906240749             20310901            360           2050.28        20011001           359            311,837.79       738
6906536021             20310901            360           2652.77        20011001           359            408,647.86       772
6907050055             20311001            360           2644.14        20011101           360            402,500.00       735
6907707381             20311001            360           2236.33        20011101           360            373,000.00       792
6907724378             20310801            360           2594.4         20011001           358            399,309.26       628
6908753764             20310801            360           6400.33        20011001           358            948,476.08       770
6909075688             20310901            360           4029.44        20011001           359            636,923.69       692
6909420736             20311001            360           2199.6         20011101           360            348,000.00       791
6909539527             20311001            360           4270.04        20011101           360            650,000.00       758
6909756477             20311001            360           3067.87        20011101           360            473,000.00       672
6909858893             20310901            360           3227.17        20011001           359            503,555.33       712
6910229233             20310901            360           6253.97        20011001           359            951,200.20       695
6910915518             20310801            360           2102.36        20011101           358            315,479.15       706
6911770797             20310901            360           3611.36        20011001           359            563,502.39       752
6911849435             20310901            360           2837.94        20011001           359            431,637.06       694
6913166184             20310901            360           4802.34        20011001           359            749,338.29       737
6914901241             20310901            360           1864.52        20011001           359            280,020.27       709
6914911844             20310901            360           4270.04        20011001           359            649,453.92       741
6914921827             20310901            360           3244.01        20011001           359            506,183.01       744
6915758194             20311001            360           2888.56        20011101           360            457,000.00       707
6916059360             20310901            360           2561.25        20011001           359            399,647.08       640
6916331108             20310801            360           3328.27        20011001           358            475,291.25       723
6917934058             20311001            360           2918.7         20011101           360            450,000.00       709
6918040863             20310801            360           4677.31        20011001           358            738,658.42       789
6918117182             20310801            360           4072.96        20011001           358            618,955.26       712
6918763571             20310901            360           2100.23        20011001           359            327,710.60       753
6919055704             20310801            360           3476.38        20011001           358            549,002.88       790
6919477536             20310901            360           2178.65        20011101           359            335,610.79       728
6920169189             20310701            360           5318.2         20011001           357            768,231.45       734
6921961634             20311001            360           2265.34        20011101           360            358,400.00       751
6922430654             20310901            360            2049          20011001           359            319,717.67       760
6923483272             20310901            360           2675.47        20011001           359            412,144.84       703
6923539412             20311001            360           2033.2         20011101           360            309,500.00       754
6923868845             20310901            360           2081.02        20011001           359            324,713.25       750
6925822899             20310801            360           3941.58        20011101           358            598,988.95       715
6925983162             20311001            360           1918.24        20011101           360            292,000.00       751
6926262459             20310901            360           2333.01        20011001           359            359,390.30       753
6926328680             20311001            360           6320.68        20011101           360          1,000,000.00       739
6926565075             20310801            360           2038.49        20011001           358            305,896.22       799
6926783751             20310901            360           4467.12        20011001           359            679,428.71       786
6927147709             20310801            360           2476.3         20011001           358            362,431.94       790
6927810215             20310801            360           4324.47        20011001           358            648,931.29       773
6928183125             20310901            360           2233.46        20011001           359            357,668.42       725
6928746905             20310901            360           2338.67        20011001           359            355,700.91       683
6929424452             20310901            360           3875.88        20011001           359            589,504.33       704
6929506498             20311001            360           4740.51        20011101           360            750,000.00       717
6930157026             20310801            360           4467.12        20011001           358            678,854.15       782
6930218257             20310901            360           2806.39        20011001           359            443,598.61       652
6930654964             20311001            360           2740.04        20011101           360            439,200.00       740
6931022286             20310901            360           2388.99        20011001           359            387,631.84       743
6931257718             20310901            360           6323.84        20011001           359            974,160.54       769
6931993684             20310801            360           3018.43        20011001           358            470,565.89       784
6932474627             20310801            360            2049          20011001           358            319,433.78       763
6932839381             20310901            360           2445.22        20011001           359            376,675.41       739
6933385053             20310901            360           3988.88        20011001           359            614,470.50       799
6933498799             20310801            360           2640.98        20011001           358            391,371.18       742
6933728484             20310901            360           3261.66        20011001           359            536,278.26       733
6933814367             20310901            360           2680.15        20011001           359            429,202.10       757
6934310274             20311001            360           3729.21        20011101           360            590,000.00       762
6934932465             20310801            360           1865.87        20011101           358            294,664.81       785
6936239257             20310801            360           2633.6         20011001           358            410,572.24        0
6936841557             20310701            360           3353.13        20011001           357            502,753.37       766
6936944625             20311001            360           3438.45        20011101           360            544,000.00       782
6937997234             20311001            360           1896.21        20011101           360            300,000.00       629
6938370365             20310801            360           2391.71        20011001           358            354,430.52       680
6940003830             20310901            360           2264.14        20011001           359            353,288.03       737
6940609198             20310801            360           2317.6         20011001           358            343,448.17       665
6940745158             20310901            360           4802.34        20011001           359            749,338.29       729
6940929240             20310801            360           2830.18        20011001           358            441,217.91       780
6942910313             20310901            360           5124.05        20011001           359            779,344.70       704
6943233715             20310801            360           2869.59        20011001           358            453,176.93       731
6943263910             20310901            360           1839.97        20011001           359            298,548.45       793
6943286804             20310901            360           4257.94        20011001           359            639,475.39       752
6943321122             20310801            360           3574.61        20011001           358            523,179.97       669
6943590650             20310801            360           3416.03        20011001           358            519,123.77       748
6943697901             20310901            360           2488.12        20011001           359            378,431.80       698
6943724168             20310901            360           2177.06        20011001           359            339,700.02       774
6943904547             20310901            360           2627.72        20011001           359            399,663.95       743
6944282877             20310801            360           2581.38        20011001           358            387,362.05       779
6944840815             20310901            360           4040.12        20011001           359            614,483.32       740
6945343330             20311001            360           3556.06        20011101           360            570,000.00       738
6945612536             20311001            360           3017.02        20011101           360            490,000.00       737
6946160683             20310801            360           2881.4         20011001           358            444,776.71       715
6947026115             20310901            360           2894.76        20011001           359            463,570.24       754
6947287931             20311001            360           2638.03        20011101           360            440,000.00       699
6948043549             20310901            360           2574.73        20011001           359            386,682.77       657
6948726069             20310901            360           3169.85        20011001           359            470,123.74       712
6948977480             20310901            360            2294          20011001           359            348,906.63       759
6949010554             20310901            360           2196.12        20011001           359            334,019.14       675
6949039496             20311001            360           2730.6         20011101           360            421,000.00       776
6949395906             20310901            360           2890.49        20011001           359            439,630.34       798
6949735515             20310901            360           2212.24        20011001           359            349,683.59       705
6950156767             20310801            360           2627.95        20011001           358            394,350.55       698
6950698859             20310901            360           2218.56        20011001           359            350,682.69       688
6950858529             20310901            360           6281.89        20011001           359            955,446.63       747
6951398913             20310901            360           2807.68        20011001           359            455,567.32       716
6951979886             20310901            360           4923.9         20011001           359            842,869.07       763
6952519855             20310801            360           3665.91        20011001           358            564,229.00       657
6952747860             20310901            360           3045.21        20011001           359            451,638.54       721
6953991343             20310901            360           5908.58        20011001           359            933,954.92       608
6954982788             20311001            360           2070.33        20011101           360            319,200.00       765
6954993785             20310801            360           2370.52        20011001           358            384,267.48       769
6955275844             20310901            360           3430.92        20011001           359            579,408.66       741
6955802886             20310901            360           5675.28        20011101           359            821,074.75       712
6956972415             20310801            360           3413.41        20011001           358            518,724.43       704
6957191262             20310901            360           2549.69        20011001           359            413,707.08       769
6957981563             20310901            360           3155.46        20011101           359            492,365.21       765
6958864909             20310901            360           2781.1         20011001           359            439,602.23       785
6959366250             20311001            360           2536.02        20011101           360            391,000.00       661
6959719169             20310901            360           2650.89        20011001           359            413,634.74       698
6960052246             20311001            360           1918.52        20011101           360            319,992.00       787
6961022768             20310901            360           2044.05        20011001           359            359,605.95       745
6961529721             20310701            360           4270.04        20011001           357            648,352.35       740
6961958144             20310901            360           2856.95        20011001           359            451,591.38       714
6962178627             20310901            360           2187.4         20011001           359            359,650.10       733
6962206600             20310701            360           1921.49        20011101           357            302,662.26       772
6962455298             20310801            360           2334.96        20011001           358            359,378.34       785
6962489842             20310801            360           2693.41        20011001           358            409,309.13       742
6962971690             20311001            360           2329.95        20011101           360            383,460.00       627
6962990641             20310901            360           4926.57        20011001           359            730,665.23       766
6964444266             20310801            360           3988.42        20011001           358            562,681.71        0
6964790429             20310901            360           2069.03        20011001           359            318,725.35       731
6966387356             20310801            360           2034.01        20011001           358            313,058.46       724
6966549807             20310801            360           3001.58        20011001           358            439,311.43       782
6966740109             20311001            360           3877.99        20011101           360            590,320.00       738
6967650067             20310801            360           2087.46        20011001           358            305,521.14       648
6967691657             20310801            360           4324.47        20011001           358            648,931.29       741
6968170842             20310801            360           2756.31        20011001           358            393,613.05       777
6968684198             20310901            360           2386.85        20011001           359            367,683.15       731
6969460515             20310801            360           3502.43        20011001           358            539,067.53       777
6970180110             20310701            360           3911.98        20011101           357            586,545.59       718
6970592983             20160801            180           5288.22        20011001           178            593,735.72       762
6971894636             20310801            360           3479.1         20011001           358            508,879.63       743
6974087113             20310901            360           2874.73        20011001           359            437,232.35       752
6974574698             20310901            360           2226.99        20011001           359            338,715.20       795
6974781939             20310901            360           3028.96        20011001           359            466,597.92       768
6974841089             20310801            360           3858.76        20011001           358            579,046.37       771
6975097715             20310901            360           2023.63        20011001           359            311,731.37       621
6975761096             20310901            360           2701.13        20011001           359            405,667.20       688
6976034501             20310901            360           1945.8         20011001           359            299,741.70       761
6976421914             20311001            360           2574.94        20011101           360            397,000.00       751
6976532041             20311001            360           2262.03        20011101           360            340,000.00       758
6976796059             20310801            360            2111          20011001           358            333,376.50       652
6977494514             20310901            360           2395.09        20011001           359            359,704.91       812
6977730313             20310601            360           5201.6         20011001           356            757,074.28       692
6977755500             20311001            360           5385.22        20011101           360            852,000.00       703
6978012182             20310901            360           2433.93        20011001           359            370,188.73       747
6978054895             20310601            360           2079.18        20011001           356            315,427.24       741
6979028195             20310801            360           2304.12        20011001           358            341,451.39       676
6979048532             20310901            360           2023.63        20011001           359            311,731.37       718
6980194978             20310801            360           2511.38        20011001           358            386,531.37       781
6982045467             20311001            360           2080.61        20011101           360            329,175.00       743
6982648658             20310901            360           2554.85        20011001           359            398,647.96       784
6983185742             20310901            360           2871.8         20011001           359            448,104.29       791
6983283760             20311001            360           4108.45        20011101           360            650,000.00       678
6984649704             20310901            360           4926.97        20011001           359            749,369.91       756
6985093852             20310901            360           3792.41        20011001           359            599,457.59       789
6985406823             20310801            360           3792.91        20011001           358            555,129.90       771
6985409561             20311001            360           3891.59        20011101           360            600,000.00       782
6985534293             20310901            360           2561.97        20011001           359            394,659.91       755
6985646717             20310901            360           3128.74        20011001           359            494,552.51       675
6986708888             20310901            360           3462.48        20011001           359            554,485.96       683
6986921101             20311001            360           3214.37        20011101           360            502,000.00       733
6987536825             20311001            360           1869.71        20011101           360            292,000.00       681
6987815146             20310901            360           4947.79        20011001           359            733,812.71       630
6988457823             20310901            360           2004.17        20011001           359            308,733.96       671
6988693906             20310801            360           3022.05        20011001           358            442,306.73       674
6988821457             20311001            360           3507.98        20011101           360            555,000.00       746
6989860363             20310701            360           3127.92        20011001           357            485,183.28       743
6990401710             20311001            360           2399.82        20011101           360            370,000.00       711
6990516780             20310801            360           3410.89        20011001           358            499,217.53       719
6990739846             20311001            360           2101.46        20011101           360            324,000.00       653
6991173367             20310901            360           2791.95        20011001           359            424,642.95       712
6991527331             20310901            360           2039.26        20011001           359            330,885.74       740
6993380192             20310901            360           6653.03        20011001           359            999,180.30       766
6993615878             20310901            360           2062.46        20011001           359            343,657.54       792
6993781167             20310801            360           2224.88        20011001           358            351,361.85       791
6993931093             20310801            360           2233.56        20011001           358            339,427.07       783
6994892294             20310801            360           2407.57        20011001           358            375,334.69       728
6995683486             20311001            360           2440.5         20011101           360            371,500.00       770
6995757603             20310801            360           4284.55        20011001           358            642,941.16       750
6995786784             20311001            360           2388.99        20011101           360            388,000.00       793
6995854848             20310901            360           4171.5         20011001           359            634,466.52       773
6995855894             20311001            360           3626.25        20011101           360            552,000.00       675
6996022627             20310901            360           3754.62        20011101           359            578,383.59       764
6996264369             20310801            360           2489.21        20011001           358            355,469.93       739
6996797525             20310901            360           3038.06        20011001           359            499,514.02       780
6996971021             20310801            360           2945.44        20011001           358            459,186.04       746
6999181479             20310801            360           2187.31        20011001           358            340,995.55       746
6999391060             20310801            360           4147.64        20011001           358            607,048.52       711
6999535609             20310901            360           3279.32        20011001           359            505,164.68       758
6999737700             20310901            360           3841.87        20011001           359            599,470.63       728

(TABLE CONTINUED)

   Loan                 Appraisal         Sales                                                     1st Change           FCO
  Number                 Value            Price                     PMI Company                       Date               Flag
---------------------------------------------------------------------------------------------------------------------------------
0029618121              580,000          580,000                                                      20060501            N
0029648987              477,000          477,000                                                      20060501            N
0029649548              519,000               -                                                       20060501            N
0029679313              970,000          962,725                                                      20060801            N
0029682887              530,000          535,000                                                      20060701            N
0029682903              420,000          410,000                                                      20060601            N
0029685666              905,000               -                                                       20060801            N
0029692621              415,000               -                                                       20060701            N
0029701240              420,000               -                                                       20060901            N
0029707569              800,000               -                                                       20060601            N
0029707700              445,000               -                                                       20060801            N
0029718590              735,000               -                                                       20060601            N
0029722881              505,000          505,000                                                      20060601            N
0029726676              614,990          614,990                                                      20060801            N
0029734910              700,000               -                                                       20060901            N
0029743333              588,000               -                                                       20060701            N
0029746146            1,500,000               -                                                       20060701            N
0029746377              317,000          315,000           REPUBLIC MORTGAGE INSURANCE CO             20060701            N
0029747870              335,000          335,000           UNITED GUARANTY RESIDENTIAL IN             20060701            N
0029748126              630,000          635,000                                                      20060801            N
0029748183              330,000          327,017           MORTGAGE GUARANTY INSURANCE CO             20060801            N
0029749645              521,000          520,973                                                      20060701            N
0029753464              445,000          444,775                                                      20060701            N
0029758851              419,000          417,000                                                      20060701            N
0029759016              430,000          426,000                                                      20060701            N
0029759487              448,000          448,000                                                      20060801            N
0029783586              520,000          520,000                                                      20060901            N
0029784584              546,000          545,772                                                      20060901            N
0029784956              712,000          691,916                                                      20060901            N
0029785367              390,000               -                                                       20060901            N
0099042194              475,000               -                                                       20050601            N
0099053126              420,000          420,000                                                      20060601            N
0099055469            1,725,000               -                                                       20060601            N
0099057424              925,000          776,500                                                      20060701            N
0099059412            1,000,000               -                                                       20060701            N
0099065922              460,000               -                                                       20060701            N
0099066201              610,000               -                                                       20060701            N
0099066763              440,000          440,000                                                      20060601            N
0099067662              514,000               -                                                       20060701            N
0099068652              463,000               -                                                       20060801            N
0099068660              370,000               -               PMI MORTGAGE INSURANCE CO               20060701            N
0099069981              470,000          470,212                                                      20060701            N
0099070658              368,000          367,900              GENERAL ELECTRIC MORTGAGE               20060701            N
0099071409              358,500          358,500                                                      20060701            N
0099071656              550,000               -                                                       20060701            N
0099072183              620,000               -                                                       20060701            N
0099072290              620,000               -                                                       20060801            N
0099073454              560,000               -                                                       20060701            N
0099073512              500,000               -                                                       20060701            N
0099073876              360,000          353,400                                                      20060701            N
0099074528              610,000               -                                                       20060701            N
0099076598              499,000               -                                                       20060701            N
0099077356              537,000               -                                                       20060701            N
0099079386              550,000               -                                                       20060701            N
0099080285              458,000               -                                                       20060701            Y
0099080368              540,000               -                                                       20060701            N
0099080590              450,000          450,000                                                      20060801            N
0099081481              344,000          344,000           UNITED GUARANTY RESIDENTIAL IN             20060801            N
0099081572              478,000          477,939                                                      20060701            N
0099082018              432,000          431,815                                                      20060801            N
0099083370              530,000               -                                                       20060801            N
0099085748              380,000               -                                                       20060701            N
0099086035              420,000          400,000                                                      20060701            N
0099087074              390,000          392,000                                                      20060701            N
0099087728              505,000               -               PMI MORTGAGE INSURANCE CO               20060701            Y
0099087769              507,000          507,000                                                      20060801            N
0099087918              420,000               -                                                       20060801            N
0099087959              951,000          950,085                                                      20060801            N
0099088486              586,000               -                                                       20060701            N
0099088700              705,000          704,301                                                      20060701            N
0099089146              352,000          342,000           UNITED GUARANTY RESIDENTIAL IN             20060701            N
0099089534              420,000          404,900                                                      20060701            Y
0099089815              915,000          844,000                                                      20060701            N
0099089831              525,000          520,828                                                      20060801            N
0099089955              376,000               -                                                       20060701            N
0099089963              544,000          542,409                                                      20060701            N
0099090086              392,000          392,000                                                      20060801            N
0099090128              430,000               -                                                       20060801            N
0099090557              700,000               -                                                       20060801            N
0099091761              537,000               -                                                       20060701            N
0099091910              615,000          615,000                                                      20060701            N
0099093031              400,000          400,351                                                      20060701            N
0099094641              470,000          460,000                                                      20060701            N
0099094682            2,100,000               -                                                       20060701            N
0099095036              470,000          470,000                                                      20060701            N
0099095903              900,000               -                                                       20060701            N
0099096257              540,000          540,000                                                      20060801            N
0099096679            1,045,000        1,000,000                                                      20060801            N
0099097206              352,000          351,735                                                      20060801            N
0099097388              720,000          690,000                                                      20060801            N
0099097545              700,000          688,000                                                      20060801            N
0099097552              500,000               -                                                       20060801            N
0099099467            1,160,000               -                                                       20060801            N
0099099905              425,000               -                                                       20060801            N
0099099921              800,000               -                                                       20060701            N
0099102063              765,000          750,000                                                      20060801            N
0099103772              460,000          457,808                                                      20060801            N
0099105439              708,000          708,000                                                      20060801            N
0099105876              690,000          683,000                                                      20060701            N
0099106270              330,000          328,900            AMERIN GUARANTY CORP. (NOT VA             20060801            N
0099106346              420,000               -                                                       20060901            N
0099107203              634,000          633,886                                                      20060701            N
0099108086              417,000               -                                                       20060801            N
0099108110              450,000               -                                                       20060701            N
0099108144              810,000               -                                                       20060801            N
0099108425              470,000          470,000                                                      20060801            N
0099109712              564,500               -                                                       20060701            N
0099109829              396,000          383,063                                                      20060801            N
0099110207              620,000               -                                                       20060801            N
0099110868              428,000          426,500                                                      20060701            N
0099111536              720,000               -                                                       20060801            N
0099111577              380,000          380,000           MORTGAGE GUARANTY INSURANCE CO             20060801            N
0099112013              635,000          625,000                                                      20060801            N
0099113409              540,368          540,368                                                      20060801            N
0099113664              574,000          574,000                                                      20060801            N
0099114704              600,000          570,000                                                      20060801            N
0099114761              735,000          560,000                                                      20060801            N
0099115172              434,000          432,268                                                      20060801            N
0099116048              620,000          613,000                                                      20060801            N
0099116469              600,000          600,000                                                      20060801            N
0099116535              585,000               -                                                       20060801            N
0099117004              510,000          509,080                                                      20060801            N
0099117749              375,000          375,000           REPUBLIC MORTGAGE INSURANCE CO             20060801            N
0099118440              365,000          365,000                                                      20060801            N
0099119059              489,000          480,000                                                      20060801            N
0099119109              437,500          435,000                                                      20060801            N
0099119174              425,000               -                                                       20060801            N
0099119364              504,000          500,665                                                      20060801            N
0099119448              520,000          515,000                                                      20060801            N
0099119489            1,273,000               -                                                       20060801            N
0099119562              427,000          426,957                                                      20060801            N
0099119653              850,000          850,000                                                      20060801            N
0099119802              460,000               -                                                       20060801            N
0099119851              450,000          450,000                                                      20060801            N
0099120214              750,000          745,000                                                      20060901            N
0099120305              371,000          375,000           RADIAN GUARANTY INC.(CMAC/AMER             20060801            N
0099120339              920,000               -                                                       20060801            N
0099121329              590,000          525,000                                                      20060901            N
0099121642              435,000               -                                                       20060801            N
0099122608              575,000          545,000                                                      20060801            N
0099122657              570,000               -                                                       20060801            N
0099122749              414,000          412,035                                                      20060801            N
0099122764              525,000          525,000                                                      20060801            N
0099123499              561,000          561,000                                                      20060801            N
0099123572            1,475,000        1,475,000                                                      20060801            N
0099123697              466,000          465,230                                                      20060801            N
0099124067              530,000               -                                                       20060801            N
0099124125              550,000               -                                                       20060801            N
0099124398              418,600          418,596                                                      20060901            N
0099124869              466,000          465,367                                                      20060801            N
0099125379              469,500               -                                                       20060801            N
0099125601              450,000          450,000                                                      20060801            N
0099125940              558,000          557,584                                                      20060801            N
0099126120              571,000          572,600           UNITED GUARANTY RESIDENTIAL IN             20060801            N
0099126278              650,000               -                                                       20060801            N
0099127102              390,000          389,166                                                      20060801            N
0099127599              860,000               -                                                       20060801            N
0099127748            1,200,000               -                                                       20060801            N
0099128027              621,000               -                                                       20060901            N
0099128084              675,000          675,000                                                      20060901            N
0099128746              422,000               -                                                       20060901            N
0099128902              514,000          495,000                                                      20060801            N
0099128928              875,000          875,000                                                      20060801            N
0099129173              630,000               -                                                       20060801            N
0099129231              445,000          436,500                                                      20060801            N
0099131039              815,000               -                                                       20060801            N
0099131179              460,000          442,500                                                      20060901            N
0099134041              700,000               -                                                       20060901            N
0099134231              690,000               -                                                       20060801            N
0099134363              495,000               -                                                       20060801            N
0099135071              475,000          475,000                                                      20060901            N
0099136673              450,000          415,656                                                      20060901            N
0099136772              605,000               -                                                       20060901            N
0099138703              575,000               -                                                       20060801            N
0099139917              369,000          369,000                                                      20060801            N
0099140774              530,000          530,000                                                      20060801            N
0099141582              525,000               -                                                       20060801            N
0099142085              452,000          451,640                                                      20060801            N
0099142564              615,000          580,000                                                      20060801            N
0099142614              674,000          673,740                                                      20060801            N
0099143240              440,000          436,500                                                      20060801            N
0099143992              882,000          878,690                                                      20060901            N
0099144024              875,000          872,500                                                      20060901            N
0099144073              340,000          339,000              GENERAL ELECTRIC MORTGAGE               20060801            N
0099144602              450,000          450,000                                                      20060801            N
0099146060              470,000          470,000                                                      20060801            N
0099146086              620,000               -                                                       20060901            N
0099146169              467,000          465,985                                                      20060801            N
0099147845              360,000               -                                                       20060901            N
0099147993              515,000          514,000                                                      20060901            N
0099153231              373,000          372,212              PMI MORTGAGE INSURANCE CO               20060901            N
0099153504              540,000               -                                                       20060901            N
0099153678              440,000               -                                                       20060901            N
0099156572              420,000          420,000                                                      20060901            N
6001171260              475,000          472,500         REPUBLIC MORTGAGE INSURANCE COMPANY          20060801            N
6001683777              496,000               -                                                       20060801            N
6001813820              601,000          601,000                                                      20060801            N
6002065115              930,000               -                                                       20060901            N
6002317060              449,000          445,000                                                      20060701            N
6003515522              550,000               -                                                       20060801            N
6003962864              550,000               -                                                       20060901            N
6004170608              491,000          490,000                                                      20060801            N
6004366552              760,000          760,000                                                      20060901            N
6004824451              380,000          380,000                                                      20060801            N
6005079378              627,500               -                                                       20060901            N
6007343772              364,000          359,900      UNITED GUARANTY RESIDENTIAL INS. COMPANY        20060901            N
6007387233              566,000          566,000                                                      20060901            N
6007736744              715,000          715,000                                                      20061001            N
6007851592            1,350,000               -                                                       20060801            N
6008169895              660,000               -                                                       20060501            N
6008453018              340,000          337,500         REPUBLIC MORTGAGE INSURANCE COMPANY          20060901            N
6009347821              552,500          552,500                                                      20060901            N
6009867166              725,000               -                                                       20060801            N
6010534391              686,000               -                                                       20060901            N
6010804471              459,000               -                                                       20060801            N
6011004899              650,000               -                                                       20060801            N
6011106132            1,100,000               -                                                       20060901            N
6012301377              615,000               -                                                       20060901            N
6012841182              410,000          410,000                                                      20060801            N
6013657389              450,000               -                                                       20060801            N
6015115550              900,000               -                                                       20060801            N
6015266866              692,000          680,000                                                      20060801            N
6015391532              443,000          437,500                                                      20060901            N
6015563072            1,025,000        1,000,000                                                      20060801            N
6015651745              491,000          480,000                                                      20060901            N
6017761518              531,000               -                                                       20060901            N
6018362191              425,000               -                                                       20060901            N
6018521465            1,750,000        1,625,000                                                      20060801            N
6018731775            1,025,000               -                                                       20060801            N
6019565578              560,000               -                                                       20061001            N
6020315013              700,000               -                                                       20061001            N
6021218190            1,430,000               -                                                       20061001            N
6021435018              845,000               -                                                       20060901            N
6021544504              515,000               -                                                       20060801            N
6021606543              805,000               -                                                       20060801            N
6021661290            1,025,000               -                                                       20060901            N
6021960874              652,000          630,000                                                      20060901            N
6023494344              435,000               -                                                       20060801            N
6024660653              570,000               -                                                       20060901            N
6024937713              825,000          824,133                                                      20061001            N
6024962315            1,300,000        1,300,000                                                      20060801            N
6025101459            1,000,000               -                                                       20060901            Y
6025408193              535,000               -                                                       20060901            N
6025522456              615,000               -                                                       20060701            N
6025540243              522,500          522,500                                                      20060901            N
6025899193              486,000          486,000                                                      20060901            N
6026086923              375,000               -                                                       20061001            N
6026949781              486,000          486,000                                                      20060701            N
6027147112              500,000               -                                                       20060801            N
6027684684              515,000          515,000                                                      20060901            N
6027985982            1,175,000               -                                                       20060901            N
6028113923              590,000          580,000                                                      20060901            N
6029643092            1,310,000        1,290,000                                                      20060801            N
6029997811              627,000          627,000                                                      20060801            N
6030729740              680,000          648,000                                                      20060901            N
6030752650              820,000               -                                                       20060901            N
6030983826            2,500,000               -                                                       20060801            N
6033732550            1,090,000               -                                                       20060801            N
6033852879              375,000          375,000                                                      20060701            N
6033946143              725,000               -                                                       20060801            N
6035800660              460,000               -                                                       20060901            N
6036342662              460,000          460,000                                                      20061001            N
6036786397              450,000               -                                                       20060801            N
6037812051              560,000          550,000                                                      20060901            N
6038058746              450,000               -                                                       20060901            N
6038158074              480,000          478,500                                                      20060801            N
6038471121            3,000,000               -                                                       20060701            N
6039133522            1,000,000               -                                                       20060801            N
6039358905              760,000               -                                                       20061001            N
6039629511              407,000          407,000                                                      20060901            Y
6039764003            1,850,000               -                                                       20060901            N
6039906505            1,100,000               -                                                       20060901            N
6040033927              810,000               -                                                       20061001            N
6040610815              468,000          467,650                                                      20060801            N
6040859230              435,000          435,000                                                      20061001            N
6041050979              500,000          495,000                                                      20060901            N
6041858447              705,000          700,294                                                      20060901            N
6042154457              900,000               -                                                       20060801            N
6042622438              810,000               -                                                       20060801            N
6042826146              445,000               -          MORTGAGE GUARANTY INSURANCE COMPANY          20060801            N
6042970902              602,000               -                                                       20060801            N
6043252425              475,000          432,000                                                      20060801            N
6044226097              715,000               -                                                       20060801            N
6046055114              765,000          765,000                                                      20060901            N
6046418635              815,000               -                                                       20060901            N
6046882913              740,000          740,000                                                      20060801            N
6047785511              500,000          500,000                                                      20060901            N
6048290222              433,000               -                                                       20060701            N
6048433947              550,000          528,650                                                      20060901            N
6048702804              675,000          675,000                                                      20060901            N
6049093716            1,100,000        1,075,000                                                      20060901            N
6049489708              940,000          940,000                                                      20060801            N
6050680484              680,000          680,000                                                      20060801            N
6050863569              856,000               -                                                       20060701            N
6051408190            1,000,000        1,000,000                                                      20060901            N
6052042253              760,000          750,000                                                      20061001            N
6052278907              510,000               -                                                       20060801            N
6052530984              408,000          408,000                                                      20061001            N
6052571897              640,000          624,000                                                      20060901            N
6052991756              775,000          775,000                                                      20061001            N
6053338270              615,000               -                                                       20060801            N
6053970460            1,250,000               -                                                       20060701            N
6054170938              700,000          631,265                                                      20060801            N
6055663741              382,000          380,500                                                      20060901            N
6055826421              638,000          629,000                                                      20061001            N
6056057372              625,000               -                                                       20060901            N
6056310359              396,800          396,800                                                      20060801            N
6056566786              635,000               -                                                       20061001            N
6057245646            1,750,000               -                                                       20061001            N
6057310739              525,000          524,500                                                      20060901            N
6058000149              870,000               -                                                       20061001            N
6058355030              435,000               -                                                       20060901            N
6058751121            2,100,000        2,100,000                                                      20060901            N
6058761872              950,000               -                                                       20060801            N
6059386695              697,000               -                                                       20060701            N
6059571080              340,000          340,000         MORTGAGE GUARANTY INSURANCE COMPANY          20060801            N
6061082118              519,000          519,000                                                      20060901            N
6061171150              385,000          385,000                                                      20060901            N
6062294498            1,100,000               -                                                       20060801            N
6064378877              538,000          537,500                                                      20060901            N
6064600411              620,000               -                                                       20060901            N
6065832120              422,000          422,000                                                      20060801            N
6066543809              699,000          699,000                                                      20060901            N
6067280518              831,000               -                                                       20060901            N
6067516903              625,000          625,000                                                      20060901            N
6067551181              900,000          872,000                                                      20060701            N
6067811676            1,350,000               -                                                       20060901            N
6068113486              570,000          535,000                                                      20060901            N
6068797064              910,000               -                                                       20060901            N
6071848094              535,000          535,000                                                      20060801            N
6072714675            1,320,000               -                                                       20060801            N
6072990218              635,000               -                                                       20060801            N
6073091297            1,100,000               -                                                       20060701            N
6073378710              370,000               -                                                       20060901            N
6073779487              420,000          418,116                                                      20060801            N
6073870526              565,000          565,000                                                      20060801            N
6074431674              420,000          415,000                                                      20061001            N
6074483402              650,000          650,000                                                      20060701            N
6074794642              545,000               -                                                       20060901            N
6074829042              720,000               -                                                       20060901            N
6076599858              500,000          499,500                                                      20061001            N
6076977047              692,307               -                                                       20061001            N
6077234893              500,000          496,000                                                      20061001            N
6078036313            1,610,000               -                                                       20061001            N
6078230049              885,000          875,000                                                      20061001            N
6078722904              450,000          440,000                                                      20060601            N
6078755524              563,000               -                                                       20061001            N
6079626070              702,000          701,000                                                      20060901            N
6080015065              500,000               -                                                       20060901            N
6081232396            1,069,000          983,550                                                      20060901            N
6081884279            1,300,000        1,300,000                                                      20061001            N
6082293371              430,000          429,000                                                      20060901            N
6082384832              650,000          650,000                                                      20060801            N
6082502821            1,300,000               -                                                       20061001            N
6083692076            1,100,000               -                                                       20060901            N
6083784006            1,100,000               -                                                       20060901            N
6083787546            1,450,000        1,450,000                                                      20061001            N
6084141040              545,000          519,900                                                      20060901            N
6084461737              435,000               -                                                       20060801            N
6084494100              976,000          976,000                                                      20060901            N
6084955944              540,000               -                                                       20061001            N
6085347109              800,000               -                                                       20060901            N
6085414958              422,000               -                                                       20060901            N
6085727268              995,000               -                                                       20061001            N
6085922240              420,000          420,000                                                      20060901            N
6086346209            1,130,000        1,130,000                                                      20061001            N
6087098072              395,000               -                                                       20060901            N
6087277155              947,000          947,000                                                      20061001            N
6087736291            1,380,000               -                                                       20060701            Y
6088207417              533,000          523,750                                                      20060901            Y
6088386450              910,000          910,000                                                      20060901            N
6088565905              520,000               -                                                       20061001            N
6088889719              345,000          310,000         REPUBLIC MORTGAGE INSURANCE COMPANY          20061001            N
6088908196              535,000               -                                                       20060801            N
6089191099              496,000               -                                                       20060801            N
6089313909              790,000          790,000                                                      20060901            N
6089349192              740,000          740,000                                                      20060901            N
6090049708              750,000          750,000                                                      20060901            N
6090882660            1,400,000               -                                                       20060901            N
6091047636              620,000          620,000                                                      20060901            Y
6091218997              510,000               -                                                       20060801            N
6092420410              760,000          760,000                                                      20061001            N
6092681482              675,000          675,000                                                      20060801            N
6093399415              660,000          658,599                                                      20060901            N
6093550108              422,000               -                                                       20060801            Y
6093837448              675,000          660,000                                                      20060801            N
6093917257              582,000          572,500                                                      20060901            N
6094276273              410,000          410,000                                                      20060701            N
6094415392              548,000          548,000                                                      20060901            N
6096145187              775,000               -                                                       20060901            N
6097121708            1,300,000               -                                                       20061001            N
6097725540              875,000          875,000                                                      20061001            N
6097749227            1,875,000               -                                                       20060901            N
6098171769              570,000          562,571                                                      20060801            N
6099419837              860,000          849,979                                                      20060901            N
6099606367              500,000          500,000                                                      20060801            N
6099738574              536,000               -                                                       20061001            N
6099845031              820,000               -                                                       20060801            N
6100003232              577,000          576,972                                                      20061001            N
6100827721              440,000               -                                                       20060801            N
6101580543              448,000               -                                                       20060901            N
6102756464              440,000               -                                                       20061001            N
6103072093              600,000               -                                                       20060801            N
6103868151            1,200,000               -                                                       20061001            N
6104256026              760,000          755,000                                                      20060701            N
6104384208              540,000               -                                                       20061001            Y
6104692808              750,000          740,000                                                      20060901            N
6105080102              625,000          625,000                                                      20061001            N
6105434614              910,000               -                                                       20060701            N
6106995761              625,000               -                                                       20060801            N
6107181882              500,000          500,000                                                      20060801            N
6107237908              615,000          615,000         MORTGAGE GUARANTY INSURANCE COMPANY          20060801            N
6107373877            2,800,000               -                                                       20060801            N
6108150522            1,150,000               -                                                       20060801            N
6108261683              454,000               -                                                       20060901            N
6108651107              400,000               -                                                       20060801            N
6109766805              525,000               -                                                       20061001            N
6110150346            1,010,000               -                                                       20061001            N
6110250278              985,000               -                                                       20060901            N
6112365793              670,000          669,196                                                      20060901            N
6112463812              965,000               -                                                       20060901            N
6112561458              450,000          450,000                                                      20060901            N
6112607079              461,000               -                                                       20060801            N
6112747511              475,000          475,000                                                      20060901            N
6112863037              640,000          640,000                                                      20060901            N
6113125634              550,000          549,950                                                      20060801            N
6113475393            1,500,000               -                                                       20060701            N
6113939414              311,000          310,000      UNITED GUARANTY RESIDENTIAL INS. COMPANY        20060901            N
6114317123              970,000               -                                                       20060801            N
6116619971              600,000          590,000                                                      20060701            N
6116781508              728,000          728,000                                                      20060801            N
6117762945            1,000,000               -                                                       20060901            N
6117866969              650,000               -                                                       20060701            N
6119000567              430,000          430,000                                                      20060901            N
6120116030              405,000          405,524                                                      20060801            N
6120326464              375,000          385,000                                                      20060701            N
6120955171            1,125,000        1,125,000                                                      20060901            N
6121188624              955,000          955,000                                                      20060901            N
6121557604              860,000               -                                                       20060601            Y
6121833476              465,000          458,000                                                      20060701            N
6122111740              580,000               -                                                       20060801            N
6122326140              858,500               -                                                       20061001            N
6122728295            1,170,000               -                                                       20060801            N
6122747873              715,000          695,000                                                      20060901            N
6122912964              774,000          774,000                                                      20060901            N
6123734334              650,000               -                                                       20061001            N
6123973502              440,000          440,000                                                      20060801            N
6124239952              460,000               -                                                       20060901            N
6124514784              570,000          570,000                                                      20060801            N
6125815487              800,000               -                                                       20060901            N
6126235420              486,000          485,348                                                      20060901            N
6127913017              537,000               -                                                       20060901            N
6129148349              310,000          307,500         GENERAL ELECTRIC INSURANCE COMPANY           20060901            N
6129478951              380,000          370,000         MORTGAGE GUARANTY INSURANCE COMPANY          20060801            N
6129479959            1,050,000               -                                                       20060801            Y
6132539591              365,000          365,000                                                      20060801            N
6132637411              910,000          910,000                                                      20060701            N
6132678910              560,000          525,000                                                      20060901            N
6133282134              655,000               -                                                       20061001            N
6134643383              850,000          850,000                                                      20060801            N
6134759858              443,000          398,500                                                      20060901            N
6135843818              450,000               -                                                       20060901            Y
6136281752              635,000               -                                                       20061001            N
6136382410            1,000,000        1,200,000                                                      20060801            N
6136611768              925,000               -                                                       20060801            N
6136815286            1,000,000               -                                                       20060901            N
6137433998              800,000          800,000                                                      20060801            N
6137937642              440,000          440,000                                                      20060801            N
6139369455              550,000          550,000                                                      20060901            N
6139740655            4,500,000               -                                                       20060901            N
6140391357              425,000               -                                                       20060901            N
6141541398              525,000          525,000                                                      20060801            Y
6141584026              910,000               -                                                       20060901            N
6142136438            1,625,000               -                                                       20060901            N
6143026588              390,000          370,000      UNITED GUARANTY RESIDENTIAL INS. COMPANY        20060901            N
6143582531              525,000               -                                                       20060901            N
6144415301              385,000          375,000                                                      20061001            N
6144569263              522,500          522,500                                                      20060901            N
6144709646              520,000               -                                                       20061001            N
6145253982              400,000               -                                                       20060901            N
6145633209              850,000               -                                                       20060701            N
6146072274              440,000          440,000                                                      20060901            N
6146166548              720,000          720,000                                                      20060901            N
6146861239              437,500          437,500                                                      20061001            N
6148786178              450,000               -                                                       20060901            N
6149343029              435,000               -                                                       20060801            N
6151498034              418,000          417,244                                                      20060901            N
6151766273              365,000               -                                                       20061001            N
6152250301              494,500          494,250                                                      20060901            N
6153189169              710,000               -                                                       20060901            Y
6153982837              376,000          375,000      UNITED GUARANTY RESIDENTIAL INS. COMPANY        20060801            N
6154297276              475,000               -                                                       20060901            N
6154399015              633,000               -                                                       20060701            N
6154403098              820,000               -                                                       20060901            N
6154588476              719,000          719,000                                                      20060901            N
6154675604              857,000          857,000                                                      20060701            N
6154855123              685,000               -                                                       20060901            N
6156015445              400,000               -                                                       20061001            N
6156419332              700,000               -                                                       20060801            N
6157347094            1,350,000               -                                                       20060801            N
6157453496              380,000          380,000                                                      20061001            N
6157803781            1,000,000               -                                                       20060901            N
6158073434              770,000               -                                                       20060801            N
6158492659              575,000               -                                                       20060801            N
6159450888              875,000          875,000                                                      20060701            N
6159463840              410,000          389,900                                                      20060901            N
6160132657            1,175,000        1,175,000                                                      20060801            N
6160327869              431,000          431,000                                                      20060901            N
6160885536              750,000          745,000                                                      20060801            N
6161520116              370,000          370,000                                                      20060901            N
6161565533              588,000          588,000                                                      20060801            N
6162136144              426,000          420,000                                                      20060801            N
6162162595            1,700,000               -                                                       20060801            N
6162300708              645,000               -                                                       20060901            N
6162399874              840,000          820,000                                                      20060901            N
6164076660              643,000          600,000                                                      20060701            N
6165448520              484,000          480,000                                                      20060701            N
6165513794            1,300,000               -                                                       20060701            N
6166931649              400,000          390,370                                                      20060901            N
6167583530            1,250,000               -                                                       20061001            N
6168165295              705,000               -                                                       20061001            N
6168246764            4,400,000               -                                                       20060801            N
6169354898              710,000          710,000                                                      20060801            N
6170903147              675,000          675,000                                                      20060901            N
6171223727              465,000               -                                                       20060801            N
6171871152              907,000               -                                                       20060701            N
6172507268              868,000               -                                                       20060801            N
6172548593              596,000          596,000                                                      20060901            N
6172732114              495,000               -                                                       20061001            N
6172809698              380,000          373,000                                                      20060901            N
6173277366              590,000               -                                                       20061001            N
6173467363              410,000          400,000                                                      20060801            N
6174189693              440,000               -                                                       20060801            N
6174440054              310,000          310,000      UNITED GUARANTY RESIDENTIAL INS. COMPANY        20061001            N
6175227336              695,000               -                                                       20060901            N
6175371837              870,000          869,000                                                      20060801            N
6175936670              365,000          365,000                                                      20060901            N
6176598966              995,000          995,000                                                      20061001            N
6177001812              429,000          429,000                                                      20060801            N
6177143879              500,000               -                                                       20060801            N
6177633523            1,107,000        1,106,200                                                      20060801            N
6178116262              578,000          578,000                                                      20061001            N
6178153257              750,000               -                                                       20060901            N
6178557747              900,000               -                                                       20060901            N
6178965221              600,000          600,000                                                      20061001            N
6179710063              750,000               -                                                       20060901            N
6179824849              710,000               -                                                       20060801            N
6179832495              400,000          399,000                                                      20060901            N
6180337963            1,750,000               -                                                       20060701            N
6181536019            1,100,000               -                                                       20061001            N
6181592780              726,000          950,000                                                      20061001            N
6181756476              576,000          550,000                                                      20060801            N
6181940229              990,000               -                                                       20060701            N
6183361564              408,000               -                                                       20060801            N
6183785200              831,000               -                                                       20061001            N
6184504386              550,000          550,000                                                      20061001            N
6184516091              438,000          438,000                                                      20060801            N
6185073324              800,000          750,000                                                      20060801            N
6185741995              650,000               -                                                       20060901            N
6185860522              955,000               -                                                       20060901            N
6186042567              555,000               -                                                       20060801            N
6186117120              900,000               -                                                       20061001            N
6186284672              514,000          450,000                                                      20060801            N
6186560204              475,000               -                                                       20060701            N
6186628126              440,000               -                                                       20060701            N
6186814106            1,112,500        1,112,500                                                      20060701            N
6187830457              758,000          758,000                                                      20060801            N
6188655796              890,000               -                                                       20060901            N
6188678822            2,000,000               -                                                       20061001            N
6188957390              405,000          400,000      UNITED GUARANTY RESIDENTIAL INS. COMPANY        20060901            N
6189002881              645,000               -                                                       20060901            N
6190323391              680,000          662,500      UNITED GUARANTY RESIDENTIAL INS. COMPANY        20060801            N
6190674462              945,000          910,000                                                      20060801            N
6190770963              723,000          722,500                                                      20060901            N
6190996543              750,000          750,000                                                      20060901            N
6192336862            1,200,000               -                                                       20061001            N
6192493143            1,130,000               -                                                       20060901            N
6192736152              670,000               -                                                       20060901            N
6192791454            2,145,000               -                                                       20060801            N
6193075139              385,000               -                                                       20060801            N
6193252936              925,000               -                                                       20060901            N
6195270100              870,000          862,500                                                      20060901            N
6195649360              415,000          400,499                                                      20060901            N
6196003773              370,000          370,000                                                      20060901            N
6196027947              590,000               -                                                       20060701            N
6196715723              508,000               -                                                       20061001            N
6196930298              900,000               -                                                       20061001            N
6197667402              550,000          550,000                                                      20060801            N
6197673731              435,000          435,000                                                      20061001            N
6199106177              540,000               -                                                       20060801            N
6199158764              533,000               -                                                       20060701            N
6201700181              546,000          546,000                                                      20060901            N
6203225138              746,000          745,905                                                      20060901            N
6207577518              835,000          835,000                                                      20060901            N
6207798528              675,000          670,000                                                      20060801            N
6209119988              523,000               -                                                       20060701            N
6209257705            1,150,000               -                                                       20060801            N
6210917859              550,000               -                                                       20060901            N
6211222986              975,000               -                                                       20060901            N
6211284135              699,000          690,000                                                      20060901            N
6211703662            1,800,000        1,770,000                                                      20060901            N
6211718561              650,000               -                                                       20060901            N
6211835951              395,000          395,000                                                      20060801            N
6213738716              775,000               -                                                       20060901            N
6215027316              870,000          835,000                                                      20060701            N
6215439164              543,000          543,000                                                      20061001            N
6215706406              586,000          585,476                                                      20060801            N
6216337672              690,000               -                                                       20060801            N
6217017075              570,000               -                                                       20061001            N
6217204905              423,000               -                                                       20061001            N
6217311155              387,000          386,500                                                      20060801            N
6218563325            1,200,000               -                                                       20060801            N
6218600689              809,000               -                                                       20060901            N
6218688288            1,100,000        1,100,000                                                      20061001            N
6218988571              850,000          832,169                                                      20060901            N
6219019608              625,000          625,000                                                      20060901            N
6219728778              390,000          390,000                                                      20061001            N
6220014176              520,000          490,000                                                      20060901            N
6221570028              623,000          622,515                                                      20060801            N
6221682229              850,000               -                                                       20060901            N
6221715334              650,000               -                                                       20061001            N
6221868265              900,000               -                                                       20061001            N
6222433382              605,000               -                                                       20060801            N
6222706761              655,000          655,000                                                      20060801            N
6223751618              376,000               -                                                       20060901            N
6223909232              620,000               -                                                       20060701            N
6224017720              460,000               -                                                       20060901            N
6224168093              705,000          705,000                                                      20060901            N
6224314952              985,000          985,000                                                      20060901            N
6224329497              825,000               -                                                       20060901            N
6224550993              810,000          810,000                                                      20060901            N
6225165205              435,000          435,000                                                      20061001            N
6225630000              450,000          450,000                                                      20060801            N
6225668919            1,350,000               -                                                       20060901            N
6225932281              435,000          435,000                                                      20060901            N
6226057104              457,000          457,000                                                      20060801            Y
6226480306            1,430,000               -                                                       20060801            N
6226498811              430,000               -                                                       20061001            N
6226961198              465,000          463,500                                                      20060801            N
6227126668              940,000               -                                                       20060801            N
6228113269              535,000               -                                                       20061001            N
6228442569              425,000          425,000                                                      20061001            N
6228647324              400,000          400,000                                                      20060901            N
6231032688            1,025,000               -                                                       20060801            N
6232049970              710,000               -                                                       20061001            N
6232121696            1,025,000               -                                                       20060901            N
6232428885              508,000          507,981                                                      20060901            N
6232920691              475,000               -                                                       20061001            N
6233071163            1,700,000        1,200,000                                                      20060901            N
6233505293            1,150,000               -                                                       20060701            N
6234020110            6,000,000               -                                                       20061001            N
6235830301              493,000          497,234                                                      20060901            N
6236518707              545,000               -                                                       20060801            N
6237354128              850,000          850,000                                                      20060801            N
6237421513              700,000          825,000                                                      20060901            N
6237521981              380,000               -                                                       20061001            N
6237920902              490,000          490,000                                                      20061001            N
6238050691            2,600,000               -                                                       20060701            N
6238264474              600,000          600,000                                                      20060901            N
6238562372              415,000          414,500                                                      20060901            N
6238785320              565,000               -                                                       20060901            Y
6238998279              575,000               -                                                       20060901            N
6239393900              775,000          775,000                                                      20060801            N
6239854414            1,380,000               -                                                       20061001            N
6240130689              434,000               -                                                       20061001            N
6240815602              900,000               -                                                       20060801            N
6241442695              690,000          690,000                                                      20060901            N
6241893376              785,000          785,000                                                      20060801            N
6242754049            1,525,000               -                                                       20060801            N
6243234637              402,000          399,000                                                      20060901            N
6243800874              770,000          765,000                                                      20060901            N
6244396278              500,000          499,000                                                      20060901            N
6245415820              765,000               -                                                       20061001            N
6246529579              385,000          385,000                                                      20060901            N
6246761701              525,000          525,000                                                      20061001            N
6247112359            3,400,000               -                                                       20060901            N
6247497289              385,000               -                                                       20060801            N
6248205160            1,100,000               -                                                       20060901            N
6249030898              850,000          850,000                                                      20060801            N
6250276331              456,000               -                                                       20060701            N
6252404519              685,000               -                                                       20061001            N
6252860223              582,000               -                                                       20060701            N
6255077973              650,000          650,000                                                      20060701            N
6256229417              615,000               -                                                       20061001            N
6256245942              540,000          530,000                                                      20060801            N
6256649184              590,000               -                                                       20060901            N
6257688967              500,000               -                                                       20060801            N
6257782729              400,000               -                                                       20061001            N
6258304580              950,000          921,500                                                      20060901            N
6258318895              755,000          754,900                                                      20060901            N
6258438578              415,000          415,000                                                      20060801            Y
6259970264              415,000          415,000                                                      20060901            N
6260180630              672,500               -                                                       20060901            N
6260410243              460,000               -                                                       20060901            N
6261267303              550,000          546,734                                                      20061001            N
6261564188              435,000               -                                                       20060801            Y
6262120303              590,000               -                                                       20060901            N
6262770743              640,000               -                                                       20060901            N
6263044056              950,000               -                                                       20060701            N
6263387505              605,000          597,871                                                      20060701            N
6263944735              540,000          490,000                                                      20060901            N
6264316073              505,000               -                                                       20060901            N
6265474277              500,000               -                                                       20060901            N
6266197471              445,000          445,000                                                      20060801            N
6266273009              746,000          745,876                                                      20060801            N
6266300729            1,400,000               -                                                       20060801            N
6266978029              910,000               -                                                       20060801            N
6267236476              461,000          461,000                                                      20060901            N
6267442421              446,000               -                                                       20060801            N
6268293237              589,000          578,500                                                      20060901            N
6268325690              360,000          360,000                                                      20060801            N
6268458384              427,000          421,000                                                      20060901            N
6268857619              790,000               -                                                       20060901            N
6269871742              525,000               -                                                       20060901            N
6270216259              418,000          417,500                                                      20060901            N
6270423285              460,000          457,900                                                      20060901            N
6271109081              650,000               -                                                       20061001            N
6272515252              455,000               -                                                       20061001            N
6272733897              550,000               -                                                       20060901            N
6273068368              590,000          590,000                                                      20061001            N
6273139649              567,000          567,000                                                      20060801            N
6273286820            2,325,000               -                                                       20060801            N
6274047536              640,000               -                                                       20060801            N
6274218467              875,000          889,000                                                      20060801            N
6274311585              605,000               -                                                       20061001            N
6275010244              929,000          929,000                                                      20060901            N
6275450218              550,000               -                                                       20060901            N
6276079537              455,000               -                                                       20060901            N
6276567036              775,000               -                                                       20060901            N
6277941800            2,100,000               -                                                       20060701            N
6279052051              940,000          940,000                                                      20060901            N
6279343104              409,000               -                                                       20060901            N
6279495615              830,000               -                                                       20060801            N
6280160430              474,000               -                                                       20060701            N
6280206332              622,000          622,000                                                      20060801            N
6281427614              394,000          388,451                                                      20060801            N
6281859212              640,000          635,850                                                      20060901            N
6282106704              480,000               -                                                       20061001            N
6282201158              911,000               -                                                       20060801            N
6282553723              701,000          701,000         GENERAL ELECTRIC INSURANCE COMPANY           20061001            N
6284296891              638,106          638,106                                                      20060801            N
6284720411            1,300,000        1,300,000                                                      20060901            N
6284977599              503,000               -                                                       20060801            N
6286893851              608,000          575,000                                                      20060901            N
6286918427            1,300,000               -                                                       20061001            N
6287525056            1,200,000               -                                                       20061001            N
6287841529            1,850,000               -                                                       20060901            N
6288026344            1,050,000               -                                                       20061001            N
6288246710              430,000          430,000                                                      20060901            N
6288371930              935,000               -                                                       20060801            N
6288605550            1,525,000               -                                                       20060901            N
6288684167              385,000               -                                                       20060901            Y
6289516384              640,000               -                                                       20060901            N
6290230827              835,000          835,000                                                      20060801            N
6290348918              475,000          475,000                                                      20060801            N
6291939533              440,000          440,000                                                      20061001            N
6292087795              317,500          317,500         GENERAL ELECTRIC INSURANCE COMPANY           20060801            N
6292599716            1,500,000               -                                                       20061001            N
6292603633              900,000          860,000                                                      20060801            N
6292675193            1,700,000        1,700,000                                                      20060801            N
6292946818              372,000               -                                                       20060901            N
6293125495              420,000               -                                                       20061001            N
6293296197              650,000               -                                                       20061001            N
6293587157              610,000          610,000                                                      20060901            N
6294085284              420,000               -                                                       20060901            N
6294197584              880,000               -                                                       20060901            N
6294595084              435,000          432,000                                                      20060901            N
6294828238              411,000               -                                                       20061001            N
6295312273              520,000               -                                                       20060901            N
6295696295            1,850,000               -                                                       20060701            N
6296099036              550,000          548,907                                                      20061001            N
6296234559              575,000               -                                                       20061001            N
6296235754              775,000          775,000                                                      20060901            N
6296874982              400,000               -                                                       20060901            N
6297317098              975,000               -                                                       20060701            N
6298278356              675,000               -                                                       20060801            N
6298798551              580,000               -                                                       20060701            N
6298991214              950,000               -                                                       20060901            N
6299112232            1,375,000               -                                                       20060801            N
6300704894              490,000               -                                                       20060801            N
6300732143              670,000          630,000                                                      20060801            N
6300984736              490,000          490,000                                                      20060901            N
6301086788              430,000          429,789                                                      20060901            N
6301233844            1,850,000               -                                                       20060901            N
6301415847              660,000               -                                                       20060801            N
6302517450              921,000          920,098                                                      20061001            N
6302939423              491,000          491,000                                                      20060901            N
6303825589            1,000,000               -                                                       20061001            N
6305015007              750,000               -                                                       20061001            N
6305051168              648,000               -                                                       20060901            N
6305390897              460,000          460,000                                                      20060901            N
6305741792              480,000          480,000                                                      20060801            N
6306198307              610,000               -                                                       20060801            N
6307057247              495,000          495,000                                                      20060901            N
6307263225            1,300,000               -                                                       20060901            N
6307446283              825,000          820,000                                                      20061001            N
6307763349              442,000          442,000                                                      20061001            N
6308042537              565,000          558,700                                                      20060701            N
6308107611              700,000               -                                                       20060901            N
6308449658            1,295,000        1,275,000                                                      20061001            N
6308729703              432,500          432,500                                                      20060801            N
6308802476            1,000,000               -                                                       20060901            N
6309065461              495,000          490,000                                                      20060801            N
6309091442              585,000               -                                                       20060901            N
6309457486              606,500          610,000                                                      20060701            N
6309626122            1,250,000               -                                                       20061001            N
6311524265              495,000          492,800                                                      20060701            N
6312172114              550,000          550,000                                                      20060801            N
6312467167              475,000          460,000                                                      20060901            N
6312985127              750,000          750,000                                                      20061001            N
6313362862              825,000               -                                                       20061001            N
6314219830              600,000          565,000                                                      20060801            N
6315046851              428,000          421,800                                                      20060801            N
6315421609              700,000               -                                                       20061001            N
6315941382              575,000               -                                                       20060801            N
6316591855              446,000          446,000                                                      20060801            N
6316651998              445,000          429,000                                                      20060901            N
6316920237              371,000          370,000                                                      20060901            N
6318164933              520,000          515,000                                                      20060801            N
6318560379              590,000          590,000                                                      20060701            N
6319337264              850,000               -                                                       20060601            N
6319351034              675,000          649,000                                                      20060901            N
6319525579              800,000               -                                                       20060801            N
6319580194              700,000               -                                                       20060901            N
6319600877            1,120,000               -                                                       20060901            N
6319848518              750,000               -                                                       20061001            N
6320260471              701,000               -                                                       20060901            N
6321478932            1,125,000               -                                                       20060801            N
6321794304              570,000          570,000                                                      20060801            N
6321889963              700,000               -                                                       20061001            N
6322009645              640,000               -                                                       20060801            N
6322587830            5,550,000          485,000                                                      20060701            N
6322899839              599,000          599,000                                                      20060901            N
6323191020              420,000               -                                                       20061001            N
6324892493              740,000               -                                                       20060901            N
6325566997              420,000          420,000                                                      20061001            N
6325648944              575,000               -                                                       20060901            N
6325990346              465,000               -       UNITED GUARANTY RESIDENTIAL INS. COMPANY        20060801            N
6326151195              635,000               -                                                       20061001            N
6327275464              465,000               -                                                       20060701            N
6327558869              535,000               -                                                       20060901            N
6328269466            2,600,000               -                                                       20060901            N
6328812935              510,000               -                                                       20060601            N
6329095647              805,000               -                                                       20060901            N
6329423575              490,000          490,000                                                      20060901            N
6329693029              565,000               -                                                       20060901            Y
6330463768            1,250,000        1,250,000                                                      20060701            N
6333719380              515,000               -                                                       20061001            N
6337905670              426,000          425,194         MORTGAGE GUARANTY INSURANCE COMPANY          20060901            N
6337949058              450,000               -                                                       20060801            N
6338338269              426,000          426,000      UNITED GUARANTY RESIDENTIAL INS. COMPANY        20061001            N
6338646257            1,300,000               -                                                       20060801            N
6338865014              582,000          579,000                                                      20060801            Y
6339714914            1,320,000        1,320,000                                                      20060801            N
6339950831              469,000               -                                                       20060901            N
6341312657              740,000          740,000                                                      20060901            N
6341386305              380,000          380,000         REPUBLIC MORTGAGE INSURANCE COMPANY          20060901            N
6342808166            1,000,000               -                                                       20060801            N
6343313190              585,000          580,000                                                      20060801            N
6345112954            1,160,000        1,160,000                                                      20060901            N
6345604828              430,000               -                                                       20060701            N
6345851411            1,300,000        1,275,000                                                      20061001            N
6346360958              510,000          510,000                                                      20060901            N
6347313899              630,000               -                                                       20060701            N
6347666270            1,000,000          998,000                                                      20060901            N
6347686294              560,000          560,000                                                      20060901            N
6347886670            1,100,000        1,100,000                                                      20060801            N
6350404163              475,000               -                                                       20060801            N
6350588049              440,000          440,000                                                      20060801            N
6350640394              885,000          885,000                                                      20060801            N
6350777824            1,075,000               -                                                       20060901            N
6351387771              580,000          580,000                                                      20060901            N
6351462004              785,000               -                                                       20060901            N
6351769762              650,000               -                                                       20060801            N
6352541616              659,000          658,500                                                      20060901            N
6352773110              580,000          560,000                                                      20060801            N
6353631929              550,000          550,000         GENERAL ELECTRIC INSURANCE COMPANY           20060901            N
6353853960            2,200,000               -                                                       20061001            N
6353892711            1,150,000        1,149,000                                                      20060701            N
6354029479              500,000          500,000                                                      20060901            N
6354089895            1,250,000               -                                                       20060901            N
6355155711              625,000               -                                                       20060901            N
6356981446              700,000          690,000                                                      20060801            N
6358014493              485,000               -                                                       20060901            N
6358779517              840,000               -                                                       20061001            N
6359637805              499,000          499,000                                                      20060801            N
6360165853            1,100,000               -                                                       20060901            N
6361592881              587,000          547,100                                                      20060801            N
6361901777              815,000          815,000                                                      20060901            N
6362510593            1,145,000        1,145,000                                                      20060901            N
6362547470              550,000          550,000                                                      20061001            N
6362745595              784,000               -                                                       20060801            N
6362963180              685,000               -                                                       20061001            N
6363653368              460,000          440,000                                                      20060801            N
6364110301              405,000               -                                                       20060901            N
6364924602              465,000          465,000                                                      20061001            N
6364929767              595,000               -                                                       20060901            N
6365126306              660,000          625,000                                                      20060701            N
6365304770              350,000          350,000                                                      20060901            N
6365319083              735,000               -                                                       20060801            N
6365784872              660,000          660,000                                                      20060901            N
6366209119              620,000          605,000                                                      20061001            N
6367521074              450,000          441,000                                                      20060801            N
6367846521              572,000          572,648                                                      20061001            N
6368105703              740,000          738,500                                                      20061001            N
6368288640              429,000          429,000                                                      20060901            N
6370364405              448,000          447,826                                                      20060901            N
6370539600              360,000          360,000                                                      20060801            N
6370730936              380,000          380,000                                                      20060901            N
6370800689              932,000          932,000                                                      20060901            N
6371321933              430,000               -                                                       20060901            N
6371529428              419,000          419,000                                                      20060801            N
6371907632              435,000          435,000                                                      20060801            N
6372025970              820,000               -                                                       20060701            N
6372110871              675,000               -                                                       20060901            N
6372376001            1,350,000               -                                                       20060901            N
6372701026              630,000               -                                                       20060901            N
6373008553              550,000          465,000                                                      20060901            N
6376044522              585,000          585,000                                                      20060901            N
6376054943              800,000          800,000                                                      20061001            N
6376236854              382,000          382,000      UNITED GUARANTY RESIDENTIAL INS. COMPANY        20060901            N
6376783970              510,000               -                                                       20060801            N
6377035164              645,000          645,000                                                      20060901            N
6377138018              525,000          517,900                                                      20061001            N
6377656357              430,000          430,000                                                      20060801            N
6378102260              750,000          685,000                                                      20060901            N
6378847229            3,200,000               -                                                       20060901            N
6378991241              701,000          701,000                                                      20060901            N
6379433797              900,000               -                                                       20060801            N
6380087293            1,300,000               -                                                       20060801            N
6380390275              650,000               -                                                       20060801            N
6380855293              479,500          479,500                                                      20061001            N
6380978772              410,000          410,000                                                      20060901            N
6381225033              410,000          399,000                                                      20060601            N
6381230132              580,000          600,000                                                      20060801            N
6381648853              595,000               -                                                       20060901            N
6381801924            1,590,000               -                                                       20060901            N
6382655857              681,000               -                                                       20060901            N
6383014039            1,150,000        1,125,000                                                      20060801            N
6383030308              377,500          377,500         MORTGAGE GUARANTY INSURANCE COMPANY          20061001            N
6383195036            1,250,000               -                                                       20060901            N
6383228308              399,250          389,000                                                      20060901            N
6383898886              620,000          620,000                                                      20060901            N
6384929672              630,000          454,805                                                      20060901            N
6385592180              845,000               -                                                       20060801            N
6385776346              458,000               -                                                       20060701            N
6386316837            1,450,000               -                                                       20060701            N
6386484924              675,000          665,000                                                      20060901            N
6387253898              380,000          380,000      UNITED GUARANTY RESIDENTIAL INS. COMPANY        20061001            N
6387502054              425,000          425,000                                                      20060901            N
6387995027              569,000          569,000                                                      20060901            N
6388014513            1,165,000        1,165,000                                                      20060901            N
6388288877              420,000          420,000                                                      20061001            N
6388474691              565,000               -                                                       20060801            N
6388840032            1,300,000          805,474                                                      20060901            N
6389040061              776,000               -                                                       20060801            N
6389343259              360,000          360,000                                                      20061001            N
6389621944              925,000               -                                                       20061001            N
6390342795              472,000               -                                                       20060901            N
6390370168              700,000               -                                                       20061001            N
6390408562            1,300,000               -                                                       20060801            N
6390892609            1,550,000               -                                                       20060901            N
6391042931              605,000          605,000                                                      20060801            N
6391412654            1,615,000               -                                                       20061001            N
6391603922            1,000,000               -                                                       20060701            N
6392479835            1,410,000        1,362,500                                                      20061001            N
6393808255              600,000               -                                                       20060901            N
6393981979            1,350,000        1,300,000                                                      20061001            N
6394268913              610,000               -                                                       20060901            N
6395340455            1,300,000               -                                                       20061001            N
6395633180              375,000          375,000         MORTGAGE GUARANTY INSURANCE COMPANY          20060901            N
6395633933            1,550,000        1,500,000                                                      20060701            N
6397042562              400,000               -                                                       20060801            N
6397068930              675,000               -                                                       20060901            N
6397199685              410,000               -                                                       20060901            N
6397246411              975,000               -                                                       20060801            N
6398292745              500,000               -                                                       20060701            N
6399619193              500,000          462,500      UNITED GUARANTY RESIDENTIAL INS. COMPANY        20060801            N
6399641197              320,000          319,950      UNITED GUARANTY RESIDENTIAL INS. COMPANY        20060701            N
6399652178              517,000          515,000                                                      20060901            N
6399744892              800,000               -                                                       20061001            N
6399993101            1,850,000               -                                                       20060801            N
6400166341            1,550,000               -                                                       20060901            N
6401260325              346,000               -       UNITED GUARANTY RESIDENTIAL INS. COMPANY        20060901            N
6401623977              900,000               -                                                       20060901            N
6402416843              505,000          500,000                                                      20060901            N
6402810326              850,000               -                                                       20060801            N
6403669945              375,000          375,000                                                      20060901            N
6403795096              370,000          365,000                                                      20060801            N
6403984088              500,000               -                                                       20060801            N
6404822535              710,000               -                                                       20060901            N
6405397446              750,000               -                                                       20060901            N
6405799575              710,000          699,000                                                      20061001            N
6406145455              510,000               -                                                       20060801            N
6407150348              425,000          405,000         GENERAL ELECTRIC INSURANCE COMPANY           20061001            N
6408636121              950,000               -                                                       20061001            N
6408745898              679,000          679,000                                                      20060701            N
6409004428            1,500,000        1,465,000                                                      20061001            N
6409268916              617,000          600,000                                                      20060801            N
6409402929              850,000               -                                                       20061001            N
6410076555              410,000          410,000                                                      20060901            N
6410086182              430,000               -                                                       20061001            N
6410194085              450,000          450,000                                                      20061001            N
6410394487              575,000          575,000                                                      20060901            N
6410446030              450,000          450,000         MORTGAGE GUARANTY INSURANCE COMPANY          20060901            N
6410982406              650,000          650,000                                                      20061001            N
6411466623            1,300,000               -                                                       20060901            N
6412790500              540,000               -                                                       20060701            Y
6413893949              535,000               -                                                       20060901            N
6413900025              790,000          796,000                                                      20060801            N
6414783461              445,000          405,000                                                      20061001            N
6416076211              415,000          415,000                                                      20060901            N
6417103584            1,500,000        1,500,000                                                      20060901            N
6417254841            1,065,000        1,065,000                                                      20060801            N
6418269608              557,000               -                                                       20060801            N
6418275027              768,000               -                                                       20061001            N
6418794217              750,000          750,000                                                      20060801            N
6418899545              406,000          405,500                                                      20061001            N
6419825853            1,325,000               -                                                       20060901            N
6420312420              550,000          550,000                                                      20060801            N
6420675495              640,000               -                                                       20060501            N
6421001600              625,000          625,000                                                      20060801            N
6421074847              590,000          590,000                                                      20060901            N
6421211415              470,000          465,000                                                      20060801            N
6421465144              571,000          570,146                                                      20060901            N
6422116787              875,000               -                                                       20060901            N
6422134228              460,000               -                                                       20061001            N
6423027215              550,000               -                                                       20060801            N
6423589727              550,000               -                                                       20060901            N
6423636361              480,000          480,000                                                      20060901            N
6424647284              865,000               -                                                       20060901            N
6424841556              510,000          510,000                                                      20060901            N
6425271076              860,000               -                                                       20060901            N
6425575609              815,000               -                                                       20060701            N
6425970693            1,700,000               -                                                       20060701            N
6428259938            2,300,000               -                                                       20060901            N
6428644410              944,000               -                                                       20060901            N
6430120441              937,000               -                                                       20060901            N
6430169729            1,500,000               -                                                       20060901            N
6430294725              550,000          540,000                                                      20060801            N
6430474822              710,000          680,000                                                      20060801            N
6430596228              428,000               -                                                       20061001            N
6431333589              410,000          403,000                                                      20060801            N
6431560272              389,000               -                                                       20060701            N
6433003412              397,000          397,000                                                      20060901            N
6433252878              430,000               -                                                       20060801            N
6433293781            2,000,000               -                                                       20060901            N
6434711393              550,000               -                                                       20061001            N
6434836778              565,000          565,000                                                      20060801            N
6434974991              545,000               -                                                       20061001            N
6434994429              575,000          575,000                                                      20060901            N
6436840497            1,200,000               -                                                       20061001            N
6437963801              675,000               -                                                       20061001            N
6438616192              975,000               -                                                       20060801            N
6438696368            1,300,000               -                                                       20060801            N
6439821569              620,000          620,000                                                      20061001            N
6440050778              875,000          875,000                                                      20060901            N
6440401120              490,000          490,000                                                      20060801            N
6440717822              836,000          836,000                                                      20060701            N
6441014419              698,000          698,000                                                      20060901            N
6441210603              424,500          424,500                                                      20060801            N
6441264105              750,000               -                                                       20060801            N
6443182636              905,000               -                                                       20060901            N
6443863474              900,000               -                                                       20060901            N
6444509506              528,000          528,000                                                      20060801            N
6444824756              650,000               -                                                       20060801            N
6444839655              790,000               -                                                       20060901            N
6445452334              630,000               -                                                       20060901            N
6446249150              365,000          365,000                                                      20060801            N
6446348259              750,000               -                                                       20060901            N
6446928969              950,000               -                                                       20061001            N
6447249134              740,000               -                                                       20060901            N
6447536266              585,000          582,306                                                      20060901            N
6448105160            4,000,000               -                                                       20060901            N
6448534013              450,000          449,500                                                      20060801            N
6449440822            1,050,000               -                                                       20061001            N
6450189300              705,000               -                                                       20060801            N
6450359275              845,000               -                                                       20060801            N
6450516684              922,000               -                                                       20061001            N
6451056565              460,000          445,000                                                      20060901            N
6451071804              755,000          740,000                                                      20061001            N
6451072778              465,000               -                                                       20060801            N
6451410861            1,400,000               -                                                       20060901            N
6452559252            1,000,000        1,000,000                                                      20060901            N
6452787663              475,000               -                                                       20060901            N
6453254382            2,200,000               -                                                       20060901            N
6453413541              826,000               -                                                       20061001            N
6453716638              425,000               -                                                       20060801            N
6454241180              670,000          670,000                                                      20060901            N
6454318285              465,000          465,000                                                      20060801            N
6454891760              725,000               -                                                       20061001            N
6455448529              525,000               -                                                       20060901            N
6455524451              385,000          385,000                                                      20061001            N
6455732591              513,000          513,000                                                      20060901            N
6455992294            1,100,000               -                                                       20060901            N
6456118923              720,000               -                                                       20061001            N
6456345963              421,000               -                                                       20060901            N
6456546636              435,000               -                                                       20060801            N
6456548244            2,250,000               -                                                       20061001            N
6456673364            2,500,000               -                                                       20061001            N
6456756482              665,000               -                                                       20060801            N
6457451711              480,000               -                                                       20060901            N
6457636972              425,000               -                                                       20060901            N
6457917356            1,100,000               -                                                       20060801            N
6458304273            1,687,000               -                                                       20060801            N
6458465553              615,000          615,000                                                      20060901            N
6460127118              530,000               -                                                       20060901            N
6460466862              495,000          495,000                                                      20061001            N
6460555078              510,000          510,000                                                      20060901            N
6460660431              359,000          359,000                                                      20060801            N
6461663418            1,100,000          995,000                                                      20060901            N
6461829357              720,000               -                                                       20060801            N
6462257574              600,000          600,000                                                      20060901            N
6462447589              850,000               -                                                       20060901            N
6462694487              425,000          425,000                                                      20060801            N
6462906402              435,000          435,000                                                      20060901            N
6462948479              365,000          365,000                                                      20060901            N
6463232303              730,000               -                                                       20060701            N
6463336161              588,000               -                                                       20060801            N
6463982964              625,000               -                                                       20060901            N
6465055405              445,000               -                                                       20061001            N
6465300074              598,000          598,000                                                      20060701            N
6466032171              650,000               -                                                       20060701            N
6466117782              406,000          401,460                                                      20061001            N
6466742589              444,000          443,696                                                      20061001            N
6466990493              875,000               -                                                       20060701            N
6467158843              472,000          471,250                                                      20060901            N
6467563869              424,000          424,000                                                      20060901            N
6467686777            1,000,000               -                                                       20060701            N
6467900301              510,000               -                                                       20061001            N
6468979569              445,000          445,000                                                      20061001            N
6469302175              460,000               -                                                       20060901            N
6469598210              820,000          820,000                                                      20060701            N
6469605163              980,000          977,500                                                      20060901            N
6469634338            3,500,000               -                                                       20060901            N
6469665001              610,000          583,000                                                      20060901            N
6469692450              400,000               -                                                       20060901            N
6469920505            3,340,000               -                                                       20060901            N
6470015105              380,000          380,000         GENERAL ELECTRIC INSURANCE COMPANY           20061001            N
6470356293              640,000          620,867                                                      20060801            N
6470698280              690,000               -                                                       20060801            N
6470906766              780,000               -                                                       20060701            Y
6470928786              635,000               -                                                       20060801            N
6471107711              395,000          385,000                                                      20060901            N
6474359517              480,000               -                                                       20060801            N
6474728778              705,000               -                                                       20060901            N
6474816284              650,000          650,000                                                      20060901            N
6475510829              541,000               -                                                       20060901            N
6475725005              620,000          617,131                                                      20060901            N
6476100919              653,000               -                                                       20060801            N
6476138505              620,000               -                                                       20060901            N
6476694184            1,000,000               -                                                       20061001            N
6476802902              556,714          556,714                                                      20060801            N
6477357096              740,000               -                                                       20060801            N
6477537499              450,000               -                                                       20060801            N
6477597402            1,000,000          970,000                                                      20060801            N
6478223214              630,000               -                                                       20060901            N
6478521229              840,000               -                                                       20060901            N
6478588491              585,000               -                                                       20061001            N
6479841220              400,000          400,000                                                      20060801            N
6480068813              419,000               -                                                       20060801            N
6480222790            1,250,000               -                                                       20061001            N
6480248944              553,000          551,629                                                      20060801            N
6480589743              445,000               -                                                       20060901            N
6481191127              425,000          425,000                                                      20060801            N
6481477930              566,000          566,000                                                      20060901            N
6481599352              648,000               -                                                       20060701            N
6482721708              526,000               -                                                       20060801            N
6482894083            1,030,000               -                                                       20061001            N
6483437155              422,000          400,000                                                      20060801            N
6483654809              600,000               -                                                       20061001            N
6484004046              535,000               -                                                       20060801            N
6485111592              570,000               -                                                       20061001            N
6485482696              438,000               -                                                       20060901            N
6485907213              595,000               -                                                       20060801            N
6486519835              590,000               -                                                       20060901            N
6486906594              900,000               -                                                       20060901            N
6487939123            1,400,000               -                                                       20060901            N
6488067973              700,000               -                                                       20061001            N
6488148252              700,000               -                                                       20061001            N
6488988616              880,000          870,000                                                      20060801            N
6489296316              521,000               -                                                       20060801            Y
6489307857              450,000          450,000                                                      20060701            Y
6489435021              530,000          530,000                                                      20060901            N
6489561248            1,000,000               -                                                       20060901            N
6490203244              425,000               -                                                       20060801            N
6490332985              400,000               -                                                       20060801            N
6490614911            1,250,000               -                                                       20060901            N
6490708903              575,000               -                                                       20060701            Y
6492181703              590,000          470,000                                                      20060901            N
6492547267            3,410,000        3,410,000                                                      20060901            N
6492759284              999,999               -                                                       20060901            N
6494153866              430,000          424,500                                                      20061001            N
6494752493              900,000               -                                                       20060801            N
6495753169              675,000               -                                                       20060901            N
6495892397              325,000          325,000         GENERAL ELECTRIC INSURANCE COMPANY           20060901            N
6496175693              870,000               -                                                       20060801            N
6496589117            2,000,000               -                                                       20060901            N
6496793784              415,000          415,000                                                      20060901            N
6496902948              720,000               -                                                       20061001            N
6496960441              370,000          369,900                                                      20060901            N
6498909131              476,000               -                                                       20061001            N
6499908553              775,000               -                                                       20060901            N
6500199200              750,000          750,000                                                      20060801            N
6500243347              670,000               -                                                       20060801            N
6500493454              433,000          432,600                                                      20060801            N
6500633695              600,000               -                                                       20060701            N
6501891623            3,775,000               -                                                       20061001            N
6501967548              470,000               -                                                       20060801            N
6501990797            1,485,000               -                                                       20060801            N
6502417436              990,000               -                                                       20060801            N
6502913707            1,450,000               -                                                       20060801            N
6502915660              553,000               -                                                       20060901            N
6504621142              470,000          470,000                                                      20060801            N
6505351780              480,000               -                                                       20060801            N
6506923157              745,000               -                                                       20060701            N
6507085519              366,000          366,000                                                      20060901            N
6507263702            2,400,000               -                                                       20060901            N
6507345731              665,000          665,000                                                      20060801            N
6507600739              550,000          550,000                                                      20060701            N
6508040745              588,000               -                                                       20061001            N
6508459861              900,000               -                                                       20060901            N
6510051524            1,250,000        1,250,000                                                      20060801            N
6510802843              835,000               -                                                       20060901            N
6510873687            1,100,000        1,100,000                                                      20060901            N
6511159367              660,000          660,000                                                      20060901            N
6511629500              775,000               -                                                       20060801            N
6511851997              541,000          530,000                                                      20060801            N
6512067411              395,000          395,000                                                      20061001            Y
6512144376              790,000          790,000                                                      20060901            N
6512368827              623,000          623,000                                                      20060801            N
6512821379            1,650,000               -                                                       20060801            N
6513218666              410,000          410,000         REPUBLIC MORTGAGE INSURANCE COMPANY          20060901            N
6514562112              620,000          602,000                                                      20060901            N
6514845426              460,000               -                                                       20061001            N
6515057666              550,000               -                                                       20060801            N
6517216351              470,000               -                                                       20060901            N
6518244774              600,000          565,000                                                      20060901            N
6518685927            2,900,000               -                                                       20060901            N
6519854738              464,000          464,000                                                      20060901            N
6519910894              589,000          589,000                                                      20060801            N
6519982885              470,000          453,000                                                      20060901            N
6521447885              475,000               -                                                       20061001            N
6521473493              482,000          479,000                                                      20061001            N
6521688603              435,000               -                                                       20060901            N
6522352035              550,000               -                                                       20060901            N
6522416319              850,000               -                                                       20060801            N
6522527008              812,000          812,000                                                      20061001            N
6522587796              643,000               -                                                       20060901            N
6522669164              855,000               -                                                       20060901            N
6523028055              360,000               -                                                       20060901            N
6523418736              590,000               -                                                       20060801            N
6524988729              400,000               -                                                       20060901            N
6525163314              595,000          593,170                                                      20060801            N
6526202426              570,000          570,000                                                      20060801            N
6526606956              682,500          682,500                                                      20060901            N
6526633471              470,000          450,893                                                      20060801            N
6526735268            1,300,000        1,300,000                                                      20060801            N
6527375775              359,000          350,000         REPUBLIC MORTGAGE INSURANCE COMPANY          20060901            N
6527703802              950,000          950,000                                                      20060901            N
6527760968              514,000          499,717                                                      20060801            N
6528698647              730,000          730,000                                                      20060901            N
6529743509              385,000          385,000                                                      20060901            N
6532026595              438,000          425,000                                                      20060801            N
6532301121              750,000               -                                                       20060901            N
6532507065              600,000               -                                                       20060901            N
6533144934              800,000               -                                                       20060701            N
6534115859            1,000,000               -                                                       20060901            N
6534201964              810,000          810,000                                                      20060901            N
6534477424              410,000          391,468                                                      20060801            N
6534597528              617,000               -                                                       20060701            N
6536108886              700,000               -                                                       20060801            N
6536323212              925,000          925,000                                                      20060801            N
6537187681              630,000          630,000                                                      20060801            N
6537365188              520,000          520,000                                                      20060901            N
6537541242            1,100,000               -                                                       20060801            N
6537563501              610,000          599,900                                                      20061001            N
6538703833              480,000          467,600                                                      20060801            N
6538895837              469,000          467,000                                                      20060701            N
6539514551              395,000               -                                                       20060901            N
6540017909            2,200,000               -                                                       20060901            N
6540095822              885,000               -                                                       20060701            N
6540320626            1,575,000               -                                                       20060601            N
6541864598              775,000               -                                                       20061001            N
6541998727              715,000          715,000                                                      20060901            N
6542256331              575,000          550,000                                                      20060801            N
6542518813              433,000               -                                                       20060901            N
6542693145              620,000          619,000                                                      20060801            N
6545037951              950,000          939,147                                                      20060901            N
6545541721              730,000               -                                                       20060901            N
6546533305            1,175,000               -                                                       20061001            N
6547803046              631,000               -                                                       20060701            N
6549661947              525,000               -                                                       20061001            N
6549730304              580,000          580,000                                                      20060801            N
6550238015              580,000               -                                                       20060901            N
6551039487              567,000          567,000                                                      20060901            N
6551047795              875,000               -                                                       20060801            N
6551092635              425,000          395,000                                                      20060901            N
6551650416              620,000               -                                                       20061001            N
6551793752            1,050,000               -                                                       20060901            N
6551886689            2,000,000               -                                                       20060901            N
6552067669            1,175,000               -                                                       20060901            N
6552383025            1,475,000               -                                                       20060701            N
6553211050              545,000          539,900      UNITED GUARANTY RESIDENTIAL INS. COMPANY        20060901            Y
6553262905              800,000          752,000                                                      20060801            N
6553297026              775,000               -                                                       20061001            N
6553503373              735,000               -                                                       20060701            N
6553622504              385,000          385,000                                                      20060901            N
6554631264              540,000               -                                                       20060901            N
6554875374              450,000          450,000                                                      20060901            N
6554901535              899,000          898,686                                                      20060901            N
6555526950              490,000          484,224                                                      20060801            N
6556230586              430,000               -                                                       20060901            N
6556270459              525,000          525,000                                                      20060801            N
6556790860              600,000               -                                                       20060901            N
6557660492              395,000          395,000         MORTGAGE GUARANTY INSURANCE COMPANY          20060801            N
6557662316              457,000               -                                                       20060701            N
6557915383            1,225,000        1,225,000                                                      20060901            N
6558071145              725,000               -                                                       20060601            N
6559486888            1,350,000        1,350,000                                                      20060901            N
6559515579              515,000               -                                                       20061001            N
6559554768              680,000          680,000                                                      20060801            N
6559838450              820,000          820,000                                                      20060801            N
6559946923              372,000          372,000         REPUBLIC MORTGAGE INSURANCE COMPANY          20060801            N
6560043728              616,000               -                                                       20060901            N
6561072551              880,000          870,000                                                      20061001            N
6561161966              450,000               -                                                       20060801            N
6562249083            2,013,000               -                                                       20060601            Y
6562316700            1,451,000               -                                                       20060601            Y
6564188693              609,000          598,000                                                      20060701            N
6564780747            1,400,000               -                                                       20060901            N
6565531420              439,000          439,000                                                      20060801            N
6565793020              485,000               -                                                       20060901            N
6567151730              640,000               -                                                       20061001            N
6567418402              460,000               -                                                       20061001            N
6567899585            1,175,000               -                                                       20060901            N
6568379264              980,000          885,000                                                      20060901            N
6568908476              850,000               -                                                       20061001            N
6571225751            1,400,000               -                                                       20060901            N
6572082631              860,000               -                                                       20060801            N
6572390646              490,000               -                                                       20061001            N
6572916796              700,000               -                                                       20061001            N
6573538623              625,000               -                                                       20060901            N
6573729354            1,995,000        1,995,000                                                      20060901            N
6573915276              460,000          455,000                                                      20060901            N
6574952039              950,000               -                                                       20060801            N
6575534026              550,000               -                                                       20061001            N
6576022674              600,000          600,000                                                      20060901            N
6576156837              825,000               -                                                       20060901            N
6576549924              510,000          510,000                                                      20060901            Y
6576603150              680,000               -                                                       20060901            N
6576665209              737,000          699,950                                                      20060901            N
6576817529              830,000               -                                                       20060701            N
6576878661              592,000          591,180                                                      20060801            N
6577818039              500,000          480,000                                                      20060901            N
6577948810              740,000               -                                                       20060901            N
6579036218              685,000               -                                                       20060801            N
6579184414              515,000          515,000                                                      20060801            N
6579253649            1,010,000               -                                                       20061001            N
6579837409            1,000,000               -                                                       20060801            N
6580674825              505,000               -                                                       20060901            N
6580943154              515,000          515,000                                                      20060901            N
6581110928              390,000               -                                                       20060901            N
6581999759              535,000          535,000                                                      20061001            N
6582177793            2,200,000               -                                                       20060701            N
6583653685              660,000               -                                                       20060801            Y
6583734782              470,000          485,000                                                      20060801            N
6584494709              500,000               -                                                       20060901            N
6584513235              520,000               -                                                       20060801            N
6584536996            1,150,000        1,150,000                                                      20060901            N
6584897166              995,000          995,000                                                      20060901            N
6585607770              575,000               -                                                       20060901            N
6585696401              615,000          615,000                                                      20060801            N
6585770222            1,000,000               -                                                       20060801            N
6586347533              630,000          599,900                                                      20060901            N
6586971415              620,000          620,000                                                      20060801            N
6587805653              495,000               -                                                       20060801            N
6587909927              495,000               -                                                       20060901            N
6588707130              570,000               -                                                       20060901            N
6588868817              618,000          618,000                                                      20061001            N
6588884640              650,000               -                                                       20060901            N
6589656633              670,000               -                                                       20061001            N
6589748240              800,000               -                                                       20061001            N
6589821385              411,000               -                                                       20060901            N
6590135320              560,000               -                                                       20060801            N
6590246861            2,500,000               -                                                       20060901            N
6590262066              525,000               -                                                       20061001            N
6590477169              450,000               -                                                       20061001            N
6590623838              575,000               -                                                       20060901            N
6591013211            1,155,000        1,155,000                                                      20060901            N
6591071748            1,900,000               -                                                       20060601            N
6591851966              470,000               -                                                       20060801            N
6591900284              512,000          509,000                                                      20060801            N
6592139502              425,000               -                                                       20060901            N
6592463779              800,000               -                                                       20061001            N
6592639162              475,000               -          REPUBLIC MORTGAGE INSURANCE COMPANY          20061001            N
6593013763            1,175,000               -                                                       20061001            N
6593160002              435,000          435,000                                                      20060801            N
6593750877              559,000          559,000                                                      20060801            N
6593754051              925,000          925,000                                                      20060901            Y
6594813609              500,000               -                                                       20061001            N
6595048262              510,000          510,000                                                      20060901            N
6595216869              845,000               -                                                       20061001            N
6595480978            2,100,000               -                                                       20060701            N
6595623262            1,200,000               -                                                       20061001            N
6596043015              482,000          481,900                                                      20060901            N
6596305398              735,000               -                                                       20060801            N
6596326642              660,000               -                                                       20061001            N
6596401957            1,050,000        1,040,000                                                      20060901            N
6597002457              460,000               -                                                       20060801            N
6597248589              390,000          390,000                                                      20060901            N
6597311130              695,000          670,000                                                      20060801            N
6597318804              412,000          412,000                                                      20060901            N
6598156617              455,000          455,000                                                      20060901            N
6598211990              650,000               -                                                       20060801            N
6599033963              500,000               -                                                       20060801            N
6599336200              680,000          670,000                                                      20061001            N
6599368476              445,000               -                                                       20060901            N
6599410070              840,000          852,000                                                      20060801            N
6601254656              382,500          382,500                                                      20060901            N
6603402709              875,000               -                                                       20060701            N
6603442150              395,000               -                                                       20061001            N
6604054483            1,000,000               -                                                       20060801            N
6604103298              465,000               -                                                       20060901            N
6604788205              922,000               -                                                       20060801            N
6605304382              500,000               -                                                       20060801            N
6605565354            1,700,000               -                                                       20061001            N
6606196639              535,000          535,000                                                      20060901            N
6606304241              467,000               -                                                       20060901            N
6606382510              333,000          325,500         GENERAL ELECTRIC INSURANCE COMPANY           20060801            N
6606386503              590,000               -                                                       20061001            N
6606653860              660,000               -                                                       20060901            N
6607088116            2,500,000               -                                                       20060701            N
6607296305              385,500          385,500                                                      20060901            N
6607673057            1,100,000               -                                                       20060901            N
6607872006            1,394,000        1,394,000                                                      20061001            N
6608198625              360,000          360,000                                                      20060801            N
6608549421              515,000          515,000                                                      20060901            N
6608732118              500,000          500,000                                                      20061001            N
6608823370            1,850,000        1,850,000                                                      20060801            N
6610010206              785,000               -                                                       20060901            N
6611022994              469,000          469,000                                                      20060801            N
6611851848              495,000               -                                                       20061001            N
6611870392              690,000               -                                                       20060701            N
6612185634              525,000               -                                                       20060901            N
6612539236              665,000          650,000                                                      20061001            N
6613048831              400,000          399,000                                                      20060801            N
6613153821              625,000               -                                                       20060801            N
6613357877            1,040,000        1,039,500                                                      20061001            N
6613887410              795,000               -                                                       20061001            N
6613992772            1,950,000               -                                                       20061001            N
6614657424              455,000          455,000                                                      20060901            N
6616218878              660,000          660,000                                                      20060701            N
6616476989              370,000          365,000                                                      20060901            N
6617523276              394,000          390,000      UNITED GUARANTY RESIDENTIAL INS. COMPANY        20060801            N
6618994666              900,000          900,000                                                      20061001            N
6619084277              900,000               -                                                       20061001            N
6619214411              462,000          461,312                                                      20061001            N
6619405779              395,000          385,936                                                      20060901            N
6619661678              501,000          501,000                                                      20060801            N
6620855210              369,000          367,500                                                      20060901            Y
6622275847            1,350,000               -                                                       20060801            N
6625523417              800,000               -                                                       20060701            N
6625620304              588,000          588,000                                                      20060801            N
6626201666              665,000               -                                                       20060801            N
6626270521              465,000          455,000                                                      20060901            N
6626393596              467,000          466,958                                                      20060901            N
6627048454              470,000               -                                                       20061001            N
6629431435            4,500,000               -                                                       20060901            N
6629561181            2,450,000               -                                                       20060701            N
6629958965              470,000          448,000                                                      20061001            N
6630504949              408,500          408,500         REPUBLIC MORTGAGE INSURANCE COMPANY          20061001            N
6631263198              450,000               -                                                       20060801            N
6631610158              565,000               -                                                       20060901            N
6631838437              490,000               -                                                       20060901            Y
6632302359              389,000          389,000                                                      20060801            N
6632547326              505,000          500,000                                                      20060901            N
6632904410              605,000               -                                                       20060801            N
6633281610              815,000          815,000                                                      20060901            N
6633421182              747,000               -                                                       20060901            N
6633435554              880,000          880,000                                                      20061001            N
6634139056              940,000               -                                                       20060801            N
6634361692              630,000               -                                                       20060701            N
6634901497              720,000               -                                                       20060801            N
6635017939              665,000               -                                                       20060901            N
6635599845              975,000          975,000                                                      20060901            N
6636136530              441,000               -                                                       20060901            N
6636862796              800,000               -                                                       20060801            N
6637289288              750,000          749,000                                                      20060901            N
6637799518              975,000               -                                                       20060901            N
6638343761              445,000          445,000                                                      20060901            N
6638594058              700,000               -                                                       20060801            N
6640363807              940,000               -                                                       20060801            N
6640414329              649,000          649,000                                                      20060801            N
6640549454              550,000               -                                                       20060901            N
6641208217              585,000               -                                                       20061001            N
6641536609              600,000               -                                                       20060801            N
6642406885              710,000               -                                                       20060801            N
6642501164              980,000               -                                                       20061001            N
6643634642              550,000               -                                                       20060901            N
6643752410            1,000,000               -                                                       20060701            N
6644785732              397,720          397,720                                                      20061001            N
6645676054              559,000          559,000                                                      20060801            N
6645878437              950,000          950,000                                                      20060801            N
6646088390              450,000          450,000                                                      20060901            N
6646181583              840,000               -                                                       20060801            N
6646299161              590,000               -                                                       20060701            N
6646600616              510,000               -                                                       20061001            N
6648225115              499,950          499,950                                                      20060801            N
6648257175            3,300,000               -                                                       20060801            N
6649289805            1,200,000        1,200,000                                                      20060901            N
6650532135              365,000          365,000                                                      20060801            N
6650756767            1,000,000               -                                                       20060801            N
6651068931              620,000               -                                                       20060901            N
6651210236              600,000               -                                                       20060801            N
6651547942              890,000               -                                                       20060801            N
6651676782              365,000          365,000                                                      20060901            N
6652285658              665,000          665,000                                                      20060901            N
6652290807              480,000          474,000                                                      20060801            N
6653607629              710,000          695,990                                                      20060801            N
6653972338              725,000               -                                                       20060901            N
6657130313              545,000          545,000                                                      20060801            N
6658484057            1,550,000               -                                                       20060901            N
6659285503            1,275,000        1,200,000                                                      20060701            N
6659820689              440,000               -                                                       20060901            N
6660060754              517,500          517,000                                                      20060601            N
6661295532              580,000               -                                                       20060901            N
6662529368              370,000          370,000                                                      20060801            N
6662779948              404,000          404,100                                                      20060801            N
6664712087              580,000          580,000                                                      20060801            N
6665339872              420,000          400,000      UNITED GUARANTY RESIDENTIAL INS. COMPANY        20060901            N
6665844301            3,800,000               -                                                       20060901            N
6667808940              560,000          525,000                                                      20060901            N
6667966789              505,000          505,000         REPUBLIC MORTGAGE INSURANCE COMPANY          20060901            N
6668115444              680,000          680,000                                                      20060801            N
6668289546              385,000          379,000                                                      20060801            N
6668732859            2,200,000               -                                                       20061001            N
6669055102              495,000          475,000                                                      20060901            N
6669145663              645,000               -                                                       20060801            N
6669434232            2,075,000               -                                                       20061001            N
6669650050              593,000          590,000                                                      20060901            N
6670095261              590,000               -          REPUBLIC MORTGAGE INSURANCE COMPANY          20060501            N
6670161352              825,000               -                                                       20060801            N
6670391199              505,000          505,000                                                      20060901            N
6671033063              480,000               -                                                       20060801            N
6671802962            2,100,000               -                                                       20060901            N
6672636880            1,550,000        1,500,000                                                      20061001            N
6674522542              382,500          385,500                                                      20060901            N
6674629164            1,100,000               -                                                       20060801            N
6674714354              775,000          775,000                                                      20060901            N
6676493700              405,000          392,500                                                      20060801            N
6676547166              660,000               -                                                       20060801            N
6677275619              446,000               -                                                       20061001            N
6677438944            1,459,000               -                                                       20060901            N
6677719392            1,075,000        1,075,000                                                      20060901            N
6677986553              520,000               -                                                       20060801            N
6678032977              869,000          869,000                                                      20060801            N
6678834208              920,000          869,950                                                      20060901            N
6679013471              535,000               -                                                       20060801            N
6679739943              560,000          555,000                                                      20061001            N
6680097455              790,000               -                                                       20060801            N
6680763924              610,000          510,000                                                      20061001            N
6681297393              765,000               -                                                       20060701            N
6681566250              375,000               -                                                       20060801            N
6681930506              665,000               -                                                       20060901            N
6682563967            2,000,000        2,073,000                                                      20060801            N
6682753923              900,000               -                                                       20061001            N
6683213489              600,000               -                                                       20061001            N
6683502030              750,000               -                                                       20060701            N
6683556614              500,000          500,000                                                      20060801            N
6684510271              505,000          505,000                                                      20060901            N
6684521203              520,000          520,000                                                      20060901            N
6684622779            1,550,000               -                                                       20060901            N
6685334721              745,000               -                                                       20060901            N
6685700426              550,000               -                                                       20061001            N
6686056141            1,750,000               -                                                       20060801            Y
6687684909              668,000          662,762                                                      20061001            Y
6688090064              850,000               -                                                       20060901            Y
6688223178              500,000               -                                                       20060801            N
6688331807              395,000          390,000                                                      20060901            N
6689323506              620,000               -                                                       20060901            N
6689821566              395,000          395,000                                                      20061001            N
6690168858              795,000          785,000                                                      20060801            N
6690471435              698,000          665,000                                                      20061001            N
6690479297              800,000          800,000                                                      20060901            N
6691980145              685,000               -                                                       20060901            N
6692329268              510,000               -                                                       20061001            N
6693179415              410,000               -                                                       20061001            N
6693368497              686,796          686,796                                                      20060901            N
6693413814              737,000          737,000                                                      20061001            N
6694491405              475,000               -                                                       20060901            N
6694492296              715,500          700,000                                                      20060801            N
6696450748              760,000               -                                                       20061001            N
6696534723              470,000               -                                                       20060801            N
6697478862              750,000               -                                                       20060901            N
6698198741              625,000               -                                                       20060901            N
6699205883              825,000               -                                                       20060801            N
6699573827            1,600,000               -                                                       20060901            N
6699605454              480,000          480,000                                                      20060701            N
6699634157              575,000               -                                                       20060801            N
6699680929              368,000          368,000                                                      20060901            N
6700346924              610,000               -                                                       20060901            N
6700715730              852,000               -                                                       20061001            N
6701105683              430,000          456,000                                                      20060801            N
6701371632              669,000          668,958                                                      20061001            N
6702804631              900,000               -                                                       20060801            N
6703079746              650,000          625,000                                                      20060901            N
6703115219              489,000          488,900                                                      20060801            N
6703398286              850,000               -                                                       20060701            N
6703870144              690,000          684,550                                                      20060801            N
6703903135              570,000          570,000                                                      20060701            N
6703908589              460,000               -                                                       20060901            N
6705015144              501,000               -                                                       20060801            N
6705247796              590,000          585,000                                                      20060701            N
6705585336              650,000               -                                                       20060801            N
6705699129              775,000               -                                                       20060901            N
6705994561              670,000               -                                                       20061001            N
6707757966              515,000          515,000                                                      20060801            N
6707964034            1,475,000        1,475,000                                                      20060901            N
6707978653              865,000               -                                                       20060901            N
6709621442            1,100,000               -                                                       20060801            N
6709840968            1,000,000        1,000,000                                                      20060801            N
6710171668            1,650,000               -                                                       20060901            N
6710346567              592,000          592,000                                                      20060801            N
6710468254              405,000          405,000                                                      20060901            N
6711085792              755,000          755,000                                                      20061001            N
6712012381              312,500          312,500         MORTGAGE GUARANTY INSURANCE COMPANY          20060801            N
6712220810              370,000               -          REPUBLIC MORTGAGE INSURANCE COMPANY          20061001            N
6712226296              552,000          550,000                                                      20060901            N
6712726998              510,000          505,000                                                      20060801            N
6713086848              440,000          440,000                                                      20061001            N
6713358247              580,000               -                                                       20061001            N
6713640644              980,000               -                                                       20060701            N
6714133656              415,000               -                                                       20060701            N
6714287320              825,000               -                                                       20061001            N
6715369432              780,000          780,000                                                      20060801            N
6715649759              440,000               -                                                       20060801            N
6715796857              410,000          410,000                                                      20060901            N
6716019556              625,000          625,000                                                      20060801            N
6717102369              940,000               -                                                       20060901            N
6717756867              370,000          370,000                                                      20060801            N
6718122853            1,190,000               -                                                       20060801            N
6718197335              500,000               -                                                       20060901            N
6718387472              535,000               -                                                       20060901            N
6718391789              560,000               -                                                       20060901            N
6719095421              790,000          790,048                                                      20060801            N
6720410312              605,000               -                                                       20060901            N
6720424248              750,000               -                                                       20060701            N
6720921987              550,000               -                                                       20060901            Y
6720987301              382,500          382,500                                                      20061001            N
6721287578              449,000               -                                                       20061001            N
6721327002              296,000          296,000         MORTGAGE GUARANTY INSURANCE COMPANY          20060901            N
6721790738              490,000               -                                                       20061001            N
6721932108              555,000          555,000                                                      20060801            N
6723609944            1,245,000        1,245,000                                                      20061001            N
6723929151              790,000               -                                                       20060801            N
6723945488            1,280,000               -                                                       20060901            N
6724408783            1,008,500               -                                                       20060701            N
6725125675              505,000          505,000                                                      20060901            N
6726307918              685,000               -                                                       20060701            N
6726528802              420,000               -                                                       20061001            N
6726705681              465,000          450,000                                                      20060801            N
6726897322              500,000               -                                                       20060801            N
6727189505              450,000          450,000                                                      20060901            N
6727234673              488,000          488,000                                                      20060501            N
6727254283            1,030,000               -                                                       20060901            N
6728339745              850,000          850,000                                                      20060801            N
6728457042              611,000          611,000                                                      20060901            N
6728724169              515,000          477,000                                                      20060901            N
6728864908              555,000               -                                                       20060901            N
6728931046              450,000          449,600                                                      20060801            N
6729389350              472,000          469,000         GENERAL ELECTRIC INSURANCE COMPANY           20060901            N
6729665676              509,000               -                                                       20060901            N
6729667284              875,000               -                                                       20060801            N
6729900537            1,180,000               -                                                       20061001            N
6730578637              657,000               -                                                       20060901            N
6730666986              795,000               -                                                       20061001            N
6730846976              710,000               -                                                       20061001            N
6730876684              460,000               -                                                       20060801            N
6731362981            1,225,000               -                                                       20060701            N
6731530728              332,000          330,000         GENERAL ELECTRIC INSURANCE COMPANY           20061001            N
6732085250              539,000          530,000                                                      20060801            N
6732103350              395,000          380,000                                                      20060701            N
6732291080              600,000               -                                                       20060901            N
6732711897            1,469,000        1,469,000                                                      20060901            N
6732930836              935,000          839,752                                                      20061001            N
6733137977            1,100,000        1,100,000                                                      20061001            N
6733684085              960,000               -                                                       20060901            N
6733736356              415,000               -                                                       20060901            Y
6733981218            1,525,000        1,510,000                                                      20060801            N
6734204909              451,000          450,842                                                      20060801            N
6735448802            1,100,000               -                                                       20060901            N
6735550581              600,000               -                                                       20060801            N
6735675412              445,000          440,000                                                      20060801            N
6736347136              400,000          390,000                                                      20060901            N
6736992709              510,000               -                                                       20060901            N
6739743125              870,000               -                                                       20060701            N
6739753538              480,000               -                                                       20060801            N
6740189631              620,000               -                                                       20060801            N
6741238171              375,000          375,000                                                      20060901            N
6741669409              390,000          370,000                                                      20060901            N
6741689506              475,000               -                                                       20060901            N
6742187732              518,000          518,000                                                      20061001            N
6742619544              680,000               -                                                       20060801            N
6742772798            1,018,000               -                                                       20060801            N
6742813857              490,000               -                                                       20060801            N
6743037613              580,000               -                                                       20060701            N
6743288828              630,000          600,000                                                      20060701            N
6743408582              595,000          590,000                                                      20060901            N
6743990159              765,000               -                                                       20060801            N
6744168516              380,000          380,000                                                      20061001            N
6745437977              399,000          399,000                                                      20060801            N
6745517927              770,000               -                                                       20060901            N
6745546074              400,000               -                                                       20060801            N
6746156642              412,000          412,000                                                      20060901            N
6747070073            1,320,000          525,000                                                      20060901            N
6747285176              385,000          379,000                                                      20060801            N
6747574371              675,000               -                                                       20060901            N
6748641971              475,000               -                                                       20060901            N
6749138639            1,189,000        1,189,000                                                      20060901            N
6749587538              890,000          890,000                                                      20060901            N
6750533868              745,000          729,900                                                      20060901            N
6750731959            1,365,000               -                                                       20060901            N
6750820083              725,000               -                                                       20060801            N
6751103851              485,000          485,000                                                      20060801            N
6752154762            1,950,000               -                                                       20060801            N
6752880036              703,000          703,000                                                      20060901            N
6753049466              790,000          789,900                                                      20060901            N
6755538235              648,000          624,432                                                      20060901            N
6755938799              975,000          897,000                                                      20060901            N
6756891492              450,000               -                                                       20060901            Y
6757315582              531,000          530,000                                                      20061001            N
6757428542              450,000          445,000                                                      20060801            N
6757626004              430,000          428,000                                                      20060801            Y
6757647398              426,385          426,385                                                      20060901            N
6759052712              535,000          503,022                                                      20060801            N
6760996493              560,000               -                                                       20060801            N
6761053765              800,000               -                                                       20061001            N
6761264024              500,000               -                                                       20060901            N
6761489217              555,000               -                                                       20060801            N
6762286059            1,175,000               -                                                       20060901            N
6763033393              500,000               -                                                       20060701            N
6763905996              650,000          650,000                                                      20060901            N
6764312176              500,000               -                                                       20060901            N
6765197147            1,000,000               -                                                       20060801            N
6765264277              517,000               -                                                       20060901            N
6765266611            1,000,000        1,000,000                                                      20060801            N
6766562711              430,000               -                                                       20061001            N
6767180943              534,000               -                                                       20060901            N
6768681717              890,000          889,000                                                      20060701            N
6770184577              475,000               -                                                       20060901            N
6770603543              685,000          670,000                                                      20060901            N
6770902960            3,795,000               -                                                       20061001            N
6771739940              790,000               -                                                       20060901            N
6771766141              480,000          480,000                                                      20061001            N
6771815351              620,000               -                                                       20060901            N
6772170806              645,000          645,000                                                      20060901            N
6772471642              520,000          520,000                                                      20060801            N
6774301615              780,000               -                                                       20060901            N
6774848425            1,100,000        1,000,000                                                      20060901            N
6774903345              400,000          400,000         REPUBLIC MORTGAGE INSURANCE COMPANY          20060801            N
6775998369              375,000               -                                                       20061001            N
6776473560              913,400               -                                                       20060701            N
6776839109              450,000               -                                                       20060801            N
6777200020              425,000          422,500         MORTGAGE GUARANTY INSURANCE COMPANY          20060901            N
6778382074              885,000          884,642                                                      20060701            N
6778559952              775,000               -                                                       20060701            Y
6778645512              500,000               -                                                       20060801            N
6780554421              875,000          875,000                                                      20061001            N
6782244351              370,000          369,000                                                      20061001            N
6782881095              392,000          385,000                                                      20060801            N
6783054759              525,000          525,000                                                      20060801            N
6783153791              730,000          728,000                                                      20060901            N
6784202449              467,000          467,000                                                      20060801            N
6784414556              900,000          899,500                                                      20060901            N
6784652502              398,000               -                                                       20060801            N
6786809258              535,000          535,000                                                      20060801            N
6787280095            1,250,000               -                                                       20060901            N
6788825724              365,000               -                                                       20060801            N
6789328843              825,000               -                                                       20060901            N
6789665806              950,000               -                                                       20060901            N
6790408360              575,000          575,000                                                      20060801            N
6791861757              416,000          415,000                                                      20060901            N
6792872852              525,000          517,000                                                      20060901            N
6793236248              495,000          495,000                                                      20060801            N
6793262293              574,900               -                                                       20060901            N
6794192424              635,000          635,000                                                      20060901            N
6794306941              625,000          625,000                                                      20060901            N
6794481538              773,000               -                                                       20060901            N
6794529500              648,000          644,950                                                      20060901            Y
6796256953              600,000               -                                                       20061001            N
6798983000              625,000          620,000                                                      20060901            N
6799205908            2,100,000               -                                                       20060801            N
6799660201              530,000               -                                                       20060801            N
6800354315              660,000               -                                                       20060901            N
6800963503              550,000               -                                                       20060901            N
6801007920              358,000          357,102      UNITED GUARANTY RESIDENTIAL INS. COMPANY        20060901            N
6801023307            1,175,000        1,150,000                                                      20060901            N
6801148567              524,728          524,728                                                      20061001            N
6801196640            1,525,000               -                                                       20060801            N
6803782090              805,000               -                                                       20061001            N
6805120158              620,000               -                                                       20061001            N
6805523591              605,000               -                                                       20061001            N
6805535462              539,000          539,000                                                      20060901            N
6806410632              790,000          780,000                                                      20060801            N
6808795048              900,000               -                                                       20060701            N
6808939554              925,000               -                                                       20060901            N
6809353540              440,000               -                                                       20061001            N
6809540922              606,000               -                                                       20060801            N
6809945980            2,050,000               -                                                       20061001            N
6810193372              630,000               -                                                       20061001            N
6810848256            1,650,000        1,565,000                                                      20060801            N
6811399127              710,000          710,000                                                      20060701            N
6811553913              515,000          515,000                                                      20060901            N
6811765525              908,800               -                                                       20061001            N
6811938080              385,000          385,000                                                      20060901            N
6812381009              465,000               -                                                       20060801            N
6812549944              925,000               -                                                       20061001            N
6812819255              900,000               -                                                       20061001            N
6813833560              614,000          612,000                                                      20060901            N
6813864730            1,300,000               -                                                       20060901            N
6814636558              735,000               -                                                       20060801            N
6814807837              448,500          448,305                                                      20061001            N
6815000994              390,000               -                                                       20060801            N
6815606162              445,000          445,000                                                      20060801            N
6815857195              445,000          442,000                                                      20060901            N
6815966665              611,250               -                                                       20060901            N
6816344003              574,500               -                                                       20060901            N
6817389817              640,000          639,500                                                      20060701            Y
6817496885              700,000          665,000                                                      20060901            N
6818310333              358,000          355,000         GENERAL ELECTRIC INSURANCE COMPANY           20060901            N
6818791623              545,000          535,000                                                      20060701            N
6819227247              405,000               -                                                       20060901            N
6819316339            3,500,000               -                                                       20061001            N
6819918902              395,000          395,000                                                      20060901            N
6820394085              442,000          437,000                                                      20061001            N
6820474671              800,000               -                                                       20060801            N
6820818109            1,280,000               -                                                       20060701            N
6821553119              725,000               -                                                       20060801            N
6821677116              730,000               -                                                       20061001            N
6822190978              400,000          396,000                                                      20060901            N
6822727977            1,000,000               -                                                       20060901            N
6823595779              490,000               -                                                       20060801            N
6823805111            1,675,000               -                                                       20061001            N
6824035668            1,015,000               -                                                       20060801            N
6824200502              700,000               -                                                       20060801            Y
6824802786              380,000          375,000                                                      20061001            N
6825130989            1,250,000        1,225,000                                                      20060901            N
6825458935              359,750          359,750                                                      20060901            N
6825653048            1,300,000               -                                                       20061001            N
6825782839              715,000          715,000                                                      20060901            N
6826156231              830,000               -                                                       20060701            N
6826270180              723,300               -                                                       20060901            N
6826727007              430,000          422,500                                                      20060901            N
6827104883            1,725,000               -                                                       20060901            N
6828541125              940,000          895,000                                                      20060901            N
6828628872              950,000               -                                                       20060901            N
6828948403              465,000               -                                                       20060701            N
6829087656              605,000               -                                                       20061001            N
6829248209              980,000               -                                                       20061001            N
6829250494              600,000          599,900                                                      20060901            N
6829753414              827,000          827,000                                                      20060701            N
6830819469            1,400,000               -                                                       20061001            N
6831322976            2,225,000               -                                                       20060801            N
6831721169              605,000               -                                                       20060701            N
6831983520              439,000          439,000                                                      20060801            N
6832344565            1,300,000               -                                                       20060901            N
6832565003              495,000          493,000                                                      20060801            N
6833379032              625,000          624,000                                                      20060801            N
6833404954            1,400,000               -                                                       20061001            N
6834075761            1,012,000               -                                                       20060901            N
6834193127              422,000          422,000                                                      20061001            N
6834675065              921,000          921,000                                                      20060801            N
6834911320              452,000               -                                                       20060601            N
6834960293              830,000               -                                                       20060901            N
6836001484              469,000               -                                                       20060901            N
6836335064              865,000          865,000                                                      20061001            N
6838918586            1,300,000               -                                                       20060801            N
6838955364              620,000          620,000                                                      20060801            N
6839068134              475,000          475,000                                                      20060901            N
6839160493              325,000          324,553         REPUBLIC MORTGAGE INSURANCE COMPANY          20060901            N
6839572093              510,000               -                                                       20060901            N
6840375627              830,000               -                                                       20060801            N
6840701764              450,000          450,000                                                      20060901            N
6840786435              579,000               -                                                       20060901            N
6842661537              425,000          380,000                                                      20060701            N
6842749621              475,000          449,450                                                      20060901            N
6842978261            1,155,000               -                                                       20060901            N
6843007649              575,000          575,000                                                      20061001            N
6843159903              926,000               -                                                       20060901            N
6843400398              524,000               -                                                       20060901            N
6843771103              379,000          379,000                                                      20060901            N
6844151339              669,000          669,000                                                      20060901            N
6844252780            1,025,000        1,025,000                                                      20061001            N
6844394087              306,000          305,768         GENERAL ELECTRIC INSURANCE COMPANY           20060801            N
6844474368              625,000               -                                                       20060901            N
6844481744              390,000          390,000         REPUBLIC MORTGAGE INSURANCE COMPANY          20060801            N
6845561551            1,000,000               -                                                       20060901            N
6845572293              695,000          630,000                                                      20061001            N
6846627708              450,000               -                                                       20061001            N
6846709563              590,000          590,000                                                      20060901            N
6846784616              565,000               -                                                       20060801            N
6846820584              386,000          386,000                                                      20060901            N
6847091474              500,000          499,000                                                      20060801            N
6847240881              420,000          407,500                                                      20061001            N
6848204548              610,000               -                                                       20060901            N
6848419880              448,000               -                                                       20061001            N
6848527922              406,000               -                                                       20060801            N
6848597412              510,000          510,000                                                      20060901            N
6848867724            1,200,000               -                                                       20060901            N
6849069999              410,000          410,000                                                      20060801            N
6850175008              475,000               -                                                       20060901            N
6850431120              590,000               -                                                       20060901            N
6851530599              600,000               -                                                       20060901            N
6851924057              505,000          504,776                                                      20060901            N
6852315933              610,000               -                                                       20060901            N
6852488227              445,000               -                                                       20060801            N
6852610507              510,000          510,000                                                      20060901            N
6852960894              725,000               -                                                       20061001            N
6853184395              714,000          714,000                                                      20060801            N
6853714860              570,000               -                                                       20060901            N
6853910062              605,000          559,000                                                      20060901            N
6854711923              875,000               -                                                       20061001            N
6854927099              725,000          740,000                                                      20060801            N
6854967178              900,000               -                                                       20060801            N
6855283070              745,000               -                                                       20061001            N
6855768823              450,000               -                                                       20061001            N
6856861031              930,000          865,000                                                      20060801            N
6857594763              575,000               -                                                       20060901            N
6858074948              565,000          565,000                                                      20060801            N
6858079772            1,000,000        1,000,000                                                      20060701            N
6858110254              523,000               -                                                       20060901            N
6858928879              700,000          672,563                                                      20060701            N
6858989798              410,000          410,000         GENERAL ELECTRIC INSURANCE COMPANY           20060901            N
6859026327              925,000               -                                                       20060901            N
6859051440              802,000               -                                                       20060901            N
6859161116            1,250,000               -                                                       20060801            N
6859407154              400,000               -                                                       20060801            N
6860111365            1,100,000               -                                                       20061001            N
6860205217              960,000          925,000                                                      20060901            N
6860670121              635,000               -                                                       20060901            N
6860933370            1,000,000               -                                                       20060801            N
6861164843              535,000               -                                                       20060901            N
6861278072              805,000          768,800                                                      20060801            N
6862333231              765,000          706,500                                                      20060801            N
6862389233              725,000               -                                                       20060801            N
6863089451              385,000          385,000                                                      20060901            N
6863798572              860,000               -                                                       20060701            N
6864845133              577,950          577,950                                                      20060901            N
6865192022            1,385,000        1,350,000                                                      20060901            N
6865555988              515,000          515,000                                                      20060901            N
6866967067            1,060,000               -                                                       20061001            N
6867192947              505,000          505,000                                                      20060901            N
6867760438              495,000          495,000                                                      20061001            N
6867994508              400,000          376,000                                                      20060801            N
6868064020              895,000          919,900                                                      20060801            N
6868495075              420,000               -                                                       20060801            N
6869355476              970,000          970,000                                                      20060701            N
6870122675              660,000          659,000                                                      20060701            N
6870128656            2,000,000               -                                                       20060701            Y
6871078520              620,000               -                                                       20060801            N
6871456999              440,000               -                                                       20060901            N
6871512171              719,000          709,000                                                      20060701            N
6872175960              525,000               -                                                       20060901            N
6873614199              408,000               -                                                       20060901            N
6874245159              960,000          960,000                                                      20060801            N
6874337410              710,000          710,000                                                      20060901            N
6875307313            1,115,000               -                                                       20060901            N
6875578038              490,000          490,000                                                      20060601            N
6875913771              419,000          419,000                                                      20060701            N
6876318657              450,000          450,000                                                      20060901            N
6876319986              455,000          455,000                                                      20060901            N
6876792521              750,000          734,000                                                      20060701            N
6877160488              365,000          365,000      UNITED GUARANTY RESIDENTIAL INS. COMPANY        20060701            N
6877736303              713,000          713,000                                                      20060801            N
6878257549            1,300,000               -                                                       20060901            N
6878465985            1,500,000               -                                                       20060701            N
6878840849              428,000               -                                                       20060601            Y
6879212287              765,000               -                                                       20060801            N
6879682794              426,000          414,500                                                      20060601            N
6880088262              495,000          463,000                                                      20060801            N
6880713158              590,000          575,000                                                      20060901            N
6880913105              457,000          457,000                                                      20060901            N
6881292335              795,000          795,000                                                      20060901            N
6881908666            1,650,000               -                                                       20060801            N
6882069815              450,000               -                                                       20060901            N
6883139914              475,000          475,000                                                      20061001            N
6883402767              520,000          520,000                                                      20060901            N
6883930882              975,000               -                                                       20060901            N
6884070613              450,000               -                                                       20060801            N
6884220804              800,000               -                                                       20060801            N
6884309821              880,000               -                                                       20061001            N
6884621639              420,000          419,000                                                      20060901            N
6885295375              800,000               -                                                       20060801            N
6885456274              839,000          838,753                                                      20060901            N
6885823689            1,435,000               -                                                       20060901            N
6886555991            1,230,000        1,200,000                                                      20060901            N
6886845905              596,000          596,844                                                      20060901            N
6887478557              450,000               -                                                       20060801            N
6887494257              861,000          860,000                                                      20060801            N
6887535125              515,000               -                                                       20060901            N
6887742614              550,000               -                                                       20060901            N
6888148266              359,000          356,725                                                      20060801            N
6889517600              439,000               -                                                       20060901            N
6890442574              860,000          850,000                                                      20060801            N
6891258318            1,250,000               -                                                       20061001            N
6892420511              625,000               -                                                       20060801            N
6892853737              655,000               -                                                       20060801            N
6893439148              405,000          404,000                                                      20061001            N
6893924263              860,000               -                                                       20061001            N
6894243614              453,500          400,000                                                      20060701            N
6894733150              900,000               -                                                       20060901            N
6894885067            1,100,000               -                                                       20060701            N
6895625371              407,000          407,443                                                      20060801            N
6896004790              475,000          475,000                                                      20060901            N
6896454599              380,000          380,000      UNITED GUARANTY RESIDENTIAL INS. COMPANY        20060801            N
6897278195            1,325,000        1,299,000                                                      20060801            N
6897373285              457,000          457,000                                                      20060801            N
6897798614              520,000               -                                                       20060901            N
6898490583              835,000               -                                                       20060801            N
6899619263              540,000          530,000                                                      20060801            N
6899667122              620,000          620,000                                                      20060701            N
6900528107            1,325,000        1,325,000                                                      20061001            N
6901933397              470,000               -                                                       20060901            N
6902010070              440,000          440,000                                                      20060901            N
6902038527              875,000          871,200                                                      20060901            N
6902338836              625,000               -                                                       20060801            N
6902470761              700,000          700,000                                                      20060801            N
6904226617              385,000          380,000                                                      20060701            N
6904413751              430,000          426,300                                                      20061001            N
6904947352              880,000          875,250                                                      20060901            N
6906240749              390,500          390,500                                                      20060901            N
6906536021              585,000          585,000                                                      20060901            N
6907050055              580,000               -                                                       20061001            N
6907707381              512,000          512,000                                                      20061001            N
6907724378              600,000               -                                                       20060801            N
6908753764            1,300,000               -                                                       20060801            N
6909075688              850,000          850,000                                                      20060901            N
6909420736              569,000               -                                                       20061001            N
6909539527            1,075,000               -                                                       20061001            N
6909756477              678,000               -                                                       20061001            N
6909858893              630,000          639,000                                                      20060901            N
6910229233            3,500,000               -                                                       20060901            N
6910915518              400,000               -                                                       20060801            N
6911770797            1,000,000               -                                                       20060901            N
6911849435              625,000               -                                                       20060901            N
6913166184              955,000          955,000                                                      20060901            N
6914901241              295,000          295,000            PMI - CUSTOMER SERVICE DEPT.              20060901            N
6914911844            1,000,000               -                                                       20060901            N
6914921827              640,000          633,288                                                      20060901            N
6915758194              650,000               -                                                       20061001            N
6916059360              500,000          500,000                                                      20060901            N
6916331108              635,000               -                                                       20060801            N
6917934058              615,000               -                                                       20061001            N
6918040863            2,450,000               -                                                       20060801            N
6918117182              775,000          775,000                                                      20060801            N
6918763571              410,000               -                                                       20060901            N
6919055704              871,000          870,234                                                      20060801            N
6919477536              475,000          447,900                                                      20060901            N
6920169189            1,100,000               -                                                       20060701            N
6921961634              460,000          448,000                                                      20061001            N
6922430654              452,000               -                                                       20060901            N
6923483272              780,000               -                                                       20060901            N
6923539412              350,000          340,000         GENERAL ELECTRIC INSURANCE COMPANY           20061001            N
6923868845              495,000          490,346                                                      20060901            N
6925822899              750,000          750,000                                                      20060801            N
6925983162              365,000          365,000                                                      20061001            N
6926262459              700,000               -                                                       20060901            N
6926328680            1,755,000               -                                                       20061001            N
6926565075              383,000          383,000                                                      20060801            N
6926783751              875,000          850,000                                                      20060901            N
6927147709              495,000               -                                                       20060801            N
6927810215              930,000               -                                                       20060801            N
6928183125              530,000               -                                                       20060901            N
6928746905              445,000          445,000                                                      20060901            N
6929424452              750,000               -                                                       20060901            N
6929506498            1,200,000               -                                                       20061001            N
6930157026              975,000               -                                                       20060801            N
6930218257              555,000          555,000                                                      20060901            N
6930654964              549,000          549,000                                                      20061001            N
6931022286              900,000               -                                                       20060901            N
6931257718            1,350,000        1,300,000                                                      20060901            N
6931993684            1,195,000               -                                                       20060801            N
6932474627              535,000          520,000                                                      20060801            N
6932839381              730,000               -                                                       20060901            N
6933385053            2,350,000               -                                                       20060901            N
6933498799              610,000               -                                                       20060801            N
6933728484              671,000          671,000                                                      20060901            N
6933814367              537,000          537,000                                                      20060901            N
6934310274            1,000,000               -                                                       20061001            N
6934932465              369,000          369,000                                                      20060801            N
6936239257              460,000          457,000         MORTGAGE GUARANTY INSURANCE COMPANY          20060801            N
6936841557            1,025,000               -                                                       20060701            N
6936944625              680,000          680,000                                                      20061001            N
6937997234              480,000               -                                                       20061001            N
6938370365              460,000               -                                                       20060801            N
6940003830              442,000               -                                                       20060901            N
6940609198              430,000               -                                                       20060801            N
6940745158            1,070,000        1,070,000                                                      20060901            N
6940929240              651,000               -                                                       20060801            N
6942910313            1,300,000               -                                                       20060901            N
6943233715              590,000               -                                                       20060801            N
6943263910              376,000          373,540                                                      20060901            N
6943286804              800,000          800,000                                                      20060901            N
6943321122              750,000               -                                                       20060801            N
6943590650              750,000               -                                                       20060801            N
6943697901              505,000          505,000                                                      20060901            N
6943724168              425,000          425,000                                                      20060901            N
6943904547              535,000               -                                                       20060901            N
6944282877              485,000          485,000                                                      20060801            N
6944840815              940,000               -                                                       20060901            N
6945343330            1,000,000               -                                                       20061001            N
6945612536              900,000               -                                                       20061001            N
6946160683              775,000               -                                                       20060801            N
6947026115              604,000          580,000                                                      20060901            N
6947287931              550,000          550,000                                                      20061001            N
6948043549              675,000               -                                                       20060901            N
6948726069              680,000               -                                                       20060901            N
6948977480              436,500          436,500                                                      20060901            N
6949010554              418,000          418,000                                                      20060901            N
6949039496              925,000               -                                                       20061001            N
6949395906              700,000          550,000                                                      20060901            N
6949735515              500,000               -                                                       20060901            N
6950156767              500,000               -                                                       20060801            N
6950698859              449,000               -                                                       20060901            N
6950858529            1,275,000        1,275,000                                                      20060901            N
6951398913              570,000          570,000                                                      20060901            N
6951979886            1,125,000        1,125,000                                                      20060901            N
6952519855            1,200,000               -                                                       20060801            Y
6952747860              565,000               -                                                       20060901            N
6953991343            1,600,000        1,558,260                                                      20060901            N
6954982788              399,000          399,000                                                      20061001            N
6954993785              605,000               -                                                       20060801            Y
6955275844              725,000          725,000                                                      20060901            N
6955802886            1,350,000               -                                                       20060901            N
6956972415              649,500          649,500                                                      20060801            N
6957191262              605,000               -                                                       20060901            N
6957981563              616,000          616,000                                                      20060901            N
6958864909              640,000          640,000                                                      20060901            N
6959366250              520,000               -                                                       20061001            N
6959719169              769,000               -                                                       20060901            N
6960052246              400,000          399,990                                                      20061001            N
6961022768              450,000          450,000                                                      20060901            N
6961529721              828,000          825,000                                                      20060701            N
6961958144              575,000          565,000                                                      20060901            N
6962178627              405,000          400,000      UNITED GUARANTY RESIDENTIAL INS. COMPANY        20060901            Y
6962206600              380,000               -                                                       20060701            N
6962455298              553,000          553,000                                                      20060801            N
6962489842              580,000          580,000                                                      20060801            N
6962971690              640,000          639,100                                                      20061001            N
6962990641              975,000          975,000                                                      20060901            N
6964444266              805,000          805,000         GENERAL ELECTRIC INSURANCE COMPANY           20060801            N
6964790429              430,000               -                                                       20060901            N
6966387356              392,000          392,000                                                      20060801            N
6966549807              550,000          550,000                                                      20060801            N
6966740109              738,000               -                                                       20061001            N
6967650067              800,000               -                                                       20060801            N
6967691657              873,000          871,322                                                      20060801            N
6968170842              445,000               -       UNITED GUARANTY RESIDENTIAL INS. COMPANY        20060801            N
6968684198              460,000               -                                                       20060901            N
6969460515              730,000          730,000                                                      20060801            N
6970180110              810,000          735,000                                                      20060701            N
6970592983              747,000          747,000                                                      20060801            N
6971894636              680,000               -                                                       20060801            N
6974087113              550,000          547,000                                                      20060901            N
6974574698              519,000          519,000                                                      20060901            N
6974781939              722,000               -                                                       20060901            N
6974841089              950,000               -                                                       20060801            N
6975097715              390,000               -                                                       20060901            N
6975761096              700,000               -                                                       20060901            N
6976034501              600,000               -                                                       20060901            N
6976421914              520,000               -                                                       20061001            N
6976532041              490,000          485,000                                                      20061001            N
6976796059              418,000          417,477                                                      20060801            N
6977494514              630,000          630,000                                                      20060901            N
6977730313            1,350,000               -                                                       20060601            N
6977755500            1,300,000               -                                                       20061001            N
6978012182              395,000          390,000      UNITED GUARANTY RESIDENTIAL INS. COMPANY        20060901            N
6978054895              405,000               -                                                       20060601            N
6979028195              427,500          427,500                                                      20060801            N
6979048532              417,000               -                                                       20060901            N
6980194978              485,000          484,000                                                      20060801            N
6982045467              380,000          346,500      UNITED GUARANTY RESIDENTIAL INS. COMPANY        20061001            N
6982648658              655,000          570,000                                                      20060901            N
6983185742              600,000               -                                                       20060901            N
6983283760            1,310,000               -                                                       20061001            N
6984649704            1,500,000               -                                                       20060901            N
6985093852            1,050,000               -                                                       20060901            N
6985406823              700,000          695,000                                                      20060801            N
6985409561              880,000          880,000                                                      20061001            N
6985534293              660,000               -                                                       20060901            N
6985646717              710,000               -                                                       20060901            N
6986708888              695,000               -                                                       20060901            N
6986921101              900,000               -                                                       20061001            N
6987536825              365,000               -                                                       20061001            N
6987815146              918,000               -                                                       20060901            N
6988457823              326,000          325,593         MORTGAGE GUARANTY INSURANCE COMPANY          20060901            N
6988693906              650,000               -                                                       20060801            N
6988821457              700,000               -                                                       20061001            N
6989860363            1,660,000               -                                                       20060701            N
6990401710              545,000               -                                                       20061001            N
6990516780              760,000               -                                                       20060801            N
6990739846              405,000          405,000                                                      20061001            N
6991173367              535,000          533,500                                                      20060901            N
6991527331              415,000          414,000                                                      20060901            N
6993380192            3,100,000        3,111,500                                                      20060901            N
6993615878              430,000          430,000                                                      20060901            Y
6993781167              440,000          440,000                                                      20060801            N
6993931093              470,000               -                                                       20060801            N
6994892294              474,000          470,000                                                      20060801            N
6995683486              540,000               -                                                       20061001            N
6995757603              805,000          805,000                                                      20060801            N
6995786784              500,000          485,000                                                      20061001            N
6995854848            1,950,000               -                                                       20060901            N
6995855894              740,000               -                                                       20061001            N
6996022627            1,365,000               -                                                       20060901            N
6996264369              445,000          445,000                                                      20060801            N
6996797525            1,350,000        1,350,000                                                      20060901            N
6996971021              575,000          575,000                                                      20060801            N
6999181479              427,000          427,000                                                      20060801            N
6999391060            1,100,000               -                                                       20060801            N
6999535609              632,000          632,000                                                      20060901            N
6999737700            4,500,000               -                                                       20060901            N

(TABLE CONTINUED)

   Loan                                 1st Rate        Periodic        Max Rate        Max Rate
 Number                 Margin            Cap             Cap          Increase        Decrease
----------------------------------------------------------------------------------------------------
0029618121              2.250           5.00000          2.00            5.00            4.13
0029648987              2.250           5.00000          2.00            5.00            5.00
0029649548              2.250           5.00000          2.00            5.00            4.63
0029679313              2.250           5.00000          2.00            5.00            3.50
0029682887              2.250           5.00000          2.00            5.00            3.13
0029682903              2.250           5.00000          2.00            5.00            4.75
0029685666              2.250           5.00000          2.00            5.00            4.88
0029692621              2.250           5.00000          2.00            5.00            4.50
0029701240              2.250           5.00000          2.00            5.00            4.88
0029707569              2.250           5.00000          2.00            5.00            4.75
0029707700              2.250           5.00000          2.00            5.00            4.63
0029718590              2.250           5.00000          2.00            5.00            4.88
0029722881              2.250           5.00000          2.00            5.00            5.00
0029726676              2.250           5.00000          2.00            5.00            4.75
0029734910              2.250           5.00000          2.00            5.00            4.63
0029743333              2.250           5.00000          2.00            5.00            5.00
0029746146              2.250           5.00000          2.00            5.00            4.25
0029746377              2.250           5.00000          2.00            5.00            5.00
0029747870              2.250           5.00000          2.00            5.00            4.38
0029748126              2.250           5.00000          2.00            5.00            4.63
0029748183              2.250           5.00000          2.00            5.00            5.00
0029749645              2.250           5.00000          2.00            5.00            4.75
0029753464              2.250           5.00000          2.00            5.00            4.75
0029758851              2.250           5.00000          2.00            5.00            4.63
0029759016              2.250           5.00000          2.00            5.00            4.38
0029759487              2.250           5.00000          2.00            5.00            4.75
0029783586              2.250           5.00000          2.00            5.00            4.50
0029784584              2.250           5.00000          2.00            5.00            4.38
0029784956              2.250           5.00000          2.00            5.00            4.63
0029785367              2.250           5.00000          2.00            5.00            4.38
0099042194              2.250           5.00000          2.00            5.00            3.63
0099053126              2.250           5.00000          2.00            5.00            5.00
0099055469              2.250           5.00000          2.00            5.00            4.88
0099057424              2.250           5.00000          2.00            5.00            4.38
0099059412              2.250           5.00000          2.00            5.00            5.00
0099065922              2.250           5.00000          2.00            5.00            4.25
0099066201              2.250           5.00000          2.00            5.00            4.75
0099066763              2.250           5.00000          2.00            5.00            5.00
0099067662              2.750           5.00000          2.00            5.00            4.50
0099068652              2.250           5.00000          2.00            5.00            4.88
0099068660              2.250           5.00000          2.00            5.00            4.75
0099069981              2.250           5.00000          2.00            5.00            4.75
0099070658              2.250           5.00000          2.00            5.00            4.75
0099071409              2.250           5.00000          2.00            5.00            4.63
0099071656              2.250           5.00000          2.00            5.00            4.00
0099072183              2.250           5.00000          2.00            5.00            4.75
0099072290              2.250           5.00000          2.00            5.00            4.75
0099073454              2.250           5.00000          2.00            5.00            4.75
0099073512              2.250           5.00000          2.00            5.00            4.50
0099073876              2.250           5.00000          2.00            5.00            4.63
0099074528              2.250           5.00000          2.00            5.00            4.75
0099076598              2.250           5.00000          2.00            5.00            4.88
0099077356              2.250           5.00000          2.00            5.00            4.88
0099079386              2.250           5.00000          2.00            5.00            4.38
0099080285              2.250           5.00000          2.00            5.00            5.00
0099080368              2.250           5.00000          2.00            5.00            4.50
0099080590              2.250           5.00000          2.00            5.00            4.25
0099081481              2.250           5.00000          2.00            5.00            4.38
0099081572              2.250           5.00000          2.00            5.00            4.75
0099082018              2.250           5.00000          2.00            5.00            4.63
0099083370              2.250           5.00000          2.00            5.00            4.63
0099085748              2.250           5.00000          2.00            5.00            4.13
0099086035              2.250           5.00000          2.00            5.00            4.63
0099087074              2.250           5.00000          2.00            5.00            4.75
0099087728              2.250           5.00000          2.00            5.00            4.50
0099087769              2.250           5.00000          2.00            5.00            4.50
0099087918              2.250           5.00000          2.00            5.00            4.25
0099087959              2.250           5.00000          2.00            5.00            4.25
0099088486              2.250           5.00000          2.00            5.00            5.00
0099088700              2.250           5.00000          2.00            5.00            4.25
0099089146              2.250           5.00000          2.00            5.00            5.00
0099089534              2.250           5.00000          2.00            5.00            5.00
0099089815              2.250           5.00000          2.00            5.00            4.63
0099089831              2.250           5.00000          2.00            5.00            4.75
0099089955              2.250           5.00000          2.00            5.00            4.75
0099089963              2.250           5.00000          2.00            5.00            4.75
0099090086              2.250           5.00000          2.00            5.00            5.00
0099090128              2.250           5.00000          2.00            5.00            4.50
0099090557              2.250           5.00000          2.00            5.00            4.25
0099091761              2.250           5.00000          2.00            5.00            4.00
0099091910              2.250           5.00000          2.00            5.00            4.63
0099093031              2.250           5.00000          2.00            5.00            4.38
0099094641              2.250           5.00000          2.00            5.00            4.38
0099094682              2.250           5.00000          2.00            5.00            4.63
0099095036              2.250           5.00000          2.00            5.00            5.00
0099095903              2.250           5.00000          2.00            5.00            4.88
0099096257              2.250           5.00000          2.00            5.00            4.00
0099096679              2.250           5.00000          2.00            5.00            4.25
0099097206              2.250           5.00000          2.00            5.00            4.50
0099097388              2.250           5.00000          2.00            5.00            5.00
0099097545              2.250           5.00000          2.00            5.00            4.25
0099097552              2.250           5.00000          2.00            5.00            5.00
0099099467              2.250           5.00000          2.00            5.00            3.88
0099099905              2.250           5.00000          2.00            5.00            4.25
0099099921              2.250           5.00000          2.00            5.00            4.75
0099102063              2.250           5.00000          2.00            5.00            4.50
0099103772              2.250           5.00000          2.00            5.00            5.00
0099105439              2.250           5.00000          2.00            5.00            5.00
0099105876              2.250           5.00000          2.00            5.00            5.00
0099106270              2.250           5.00000          2.00            5.00            4.63
0099106346              2.250           5.00000          2.00            5.00            4.63
0099107203              2.250           5.00000          2.00            5.00            4.50
0099108086              2.250           5.00000          2.00            5.00            4.63
0099108110              2.250           5.00000          2.00            5.00            4.75
0099108144              2.250           5.00000          2.00            5.00            4.75
0099108425              2.250           5.00000          2.00            5.00            4.00
0099109712              2.250           5.00000          2.00            5.00            4.63
0099109829              2.250           5.00000          2.00            5.00            4.25
0099110207              2.250           5.00000          2.00            5.00            4.75
0099110868              2.250           5.00000          2.00            5.00            4.50
0099111536              2.250           5.00000          2.00            5.00            4.50
0099111577              2.250           5.00000          2.00            5.00            4.50
0099112013              2.250           5.00000          2.00            5.00            4.50
0099113409              2.250           5.00000          2.00            5.00            4.50
0099113664              2.250           5.00000          2.00            5.00            4.50
0099114704              2.250           5.00000          2.00            5.00            4.88
0099114761              2.250           5.00000          2.00            5.00            5.00
0099115172              2.250           5.00000          2.00            5.00            5.00
0099116048              2.250           5.00000          2.00            5.00            4.63
0099116469              2.250           5.00000          2.00            5.00            5.00
0099116535              2.250           5.00000          2.00            5.00            4.38
0099117004              2.250           5.00000          2.00            5.00            4.75
0099117749              2.250           5.00000          2.00            5.00            5.00
0099118440              2.250           5.00000          2.00            5.00            5.00
0099119059              2.250           5.00000          2.00            5.00            4.63
0099119109              2.250           5.00000          2.00            5.00            3.75
0099119174              2.250           5.00000          2.00            5.00            4.50
0099119364              2.250           5.00000          2.00            5.00            4.38
0099119448              2.250           5.00000          2.00            5.00            4.63
0099119489              2.250           5.00000          2.00            5.00            4.50
0099119562              2.250           5.00000          2.00            5.00            4.75
0099119653              2.250           5.00000          2.00            5.00            4.75
0099119802              2.250           5.00000          2.00            5.00            4.50
0099119851              2.250           5.00000          2.00            5.00            4.63
0099120214              2.250           5.00000          2.00            5.00            4.63
0099120305              2.250           5.00000          2.00            5.00            4.50
0099120339              2.250           5.00000          2.00            5.00            4.63
0099121329              2.250           5.00000          2.00            5.00            5.00
0099121642              2.250           5.00000          2.00            5.00            4.50
0099122608              2.250           5.00000          2.00            5.00            4.63
0099122657              2.250           5.00000          2.00            5.00            4.38
0099122749              2.250           5.00000          2.00            5.00            4.13
0099122764              2.250           5.00000          2.00            5.00            4.50
0099123499              2.250           5.00000          2.00            5.00            4.63
0099123572              2.250           5.00000          2.00            5.00            4.38
0099123697              2.250           5.00000          2.00            5.00            4.88
0099124067              2.250           5.00000          2.00            5.00            4.75
0099124125              2.250           5.00000          2.00            5.00            4.63
0099124398              2.250           5.00000          2.00            5.00            4.63
0099124869              2.250           5.00000          2.00            5.00            4.63
0099125379              2.250           5.00000          2.00            5.00            4.75
0099125601              2.250           5.00000          2.00            5.00            4.75
0099125940              2.250           5.00000          2.00            5.00            4.63
0099126120              2.250           5.00000          2.00            5.00            4.63
0099126278              2.250           5.00000          2.00            5.00            5.00
0099127102              2.250           5.00000          2.00            5.00            4.63
0099127599              2.250           5.00000          2.00            5.00            4.75
0099127748              2.250           5.00000          2.00            5.00            4.63
0099128027              2.250           5.00000          2.00            5.00            4.63
0099128084              2.250           5.00000          2.00            5.00            4.50
0099128746              2.250           5.00000          2.00            5.00            4.63
0099128902              2.250           5.00000          2.00            5.00            4.75
0099128928              2.250           5.00000          2.00            5.00            4.38
0099129173              2.250           5.00000          2.00            5.00            4.25
0099129231              2.250           5.00000          2.00            5.00            5.00
0099131039              2.250           5.00000          2.00            5.00            5.00
0099131179              2.250           5.00000          2.00            5.00            4.50
0099134041              2.250           5.00000          2.00            5.00            4.50
0099134231              2.250           5.00000          2.00            5.00            4.25
0099134363              2.250           5.00000          2.00            5.00            4.38
0099135071              2.250           5.00000          2.00            5.00            4.50
0099136673              2.250           5.00000          2.00            5.00            4.63
0099136772              2.250           5.00000          2.00            5.00            4.63
0099138703              2.250           5.00000          2.00            5.00            4.63
0099139917              2.250           5.00000          2.00            5.00            4.63
0099140774              2.250           5.00000          2.00            5.00            3.88
0099141582              2.250           5.00000          2.00            5.00            4.88
0099142085              2.250           5.00000          2.00            5.00            4.75
0099142564              2.250           5.00000          2.00            5.00            4.13
0099142614              2.250           5.00000          2.00            5.00            4.38
0099143240              2.250           5.00000          2.00            5.00            4.50
0099143992              2.250           5.00000          2.00            5.00            4.75
0099144024              2.250           5.00000          2.00            5.00            4.63
0099144073              2.250           5.00000          2.00            5.00            5.00
0099144602              2.250           5.00000          2.00            5.00            4.13
0099146060              2.250           5.00000          2.00            5.00            4.88
0099146086              2.250           5.00000          2.00            5.00            4.50
0099146169              2.250           5.00000          2.00            5.00            4.63
0099147845              2.250           5.00000          2.00            5.00            4.25
0099147993              2.250           5.00000          2.00            5.00            4.63
0099153231              2.250           5.00000          2.00            5.00            4.63
0099153504              2.250           5.00000          2.00            5.00            4.50
0099153678              2.250           5.00000          2.00            5.00            4.50
0099156572              2.250           5.00000          2.00            5.00            4.63
6001171260              2.250           5.00000          2.00            5.00            4.75
6001683777              2.250           5.00000          2.00            5.00            4.75
6001813820              2.250           5.00000          2.00            5.00            4.63
6002065115              2.250           5.00000          2.00            5.00            4.75
6002317060              2.250           5.00000          2.00            5.00            5.00
6003515522              2.250           5.00000          2.00            5.00            4.25
6003962864              2.250           5.00000          2.00            5.00            4.25
6004170608              2.250           5.00000          2.00            5.00            4.25
6004366552              2.250           5.00000          2.00            5.00            4.38
6004824451              2.250           5.00000          2.00            5.00            5.00
6005079378              2.250           5.00000          2.00            5.00            4.50
6007343772              2.250           5.00000          2.00            5.00            4.13
6007387233              2.250           5.00000          2.00            5.00            4.50
6007736744              2.250           5.00000          2.00            5.00            5.00
6007851592              2.250           5.00000          2.00            5.00            4.38
6008169895              2.250           5.00000          2.00            5.00            5.00
6008453018              2.250           5.00000          2.00            5.00            4.88
6009347821              2.250           5.00000          2.00            5.00            4.38
6009867166              2.250           5.00000          2.00            5.00            4.63
6010534391              2.250           5.00000          2.00            5.00            4.75
6010804471              2.250           5.00000          2.00            5.00            5.00
6011004899              2.250           5.00000          2.00            5.00            4.88
6011106132              2.250           5.00000          2.00            5.00            4.50
6012301377              2.250           5.00000          2.00            5.00            4.50
6012841182              2.250           5.00000          2.00            5.00            4.75
6013657389              2.250           5.00000          2.00            5.00            5.00
6015115550              2.250           5.00000          2.00            5.00            4.88
6015266866              2.250           5.00000          2.00            5.00            4.25
6015391532              2.250           5.00000          2.00            5.00            4.50
6015563072              2.250           5.00000          2.00            5.00            4.63
6015651745              2.250           5.00000          2.00            5.00            4.50
6017761518              2.250           5.00000          2.00            5.00            4.63
6018362191              2.250           5.00000          2.00            5.00            4.50
6018521465              2.250           5.00000          2.00            5.00            4.25
6018731775              2.250           5.00000          2.00            5.00            4.50
6019565578              2.250           5.00000          2.00            5.00            5.00
6020315013              2.250           5.00000          2.00            5.00            5.00
6021218190              2.250           5.00000          2.00            5.00            4.25
6021435018              2.250           5.00000          2.00            5.00            4.63
6021544504              2.250           5.00000          2.00            5.00            4.63
6021606543              2.250           5.00000          2.00            5.00            4.88
6021661290              2.250           5.00000          2.00            5.00            4.50
6021960874              2.250           5.00000          2.00            5.00            5.00
6023494344              2.250           5.00000          2.00            5.00            4.75
6024660653              2.250           5.00000          2.00            5.00            4.50
6024937713              2.250           5.00000          2.00            5.00            5.00
6024962315              2.250           5.00000          2.00            5.00            4.75
6025101459              2.250           5.00000          2.00            5.00            4.63
6025408193              2.250           5.00000          2.00            5.00            4.63
6025522456              2.250           5.00000          2.00            5.00            4.38
6025540243              2.250           5.00000          2.00            5.00            4.50
6025899193              2.250           5.00000          2.00            5.00            4.75
6026086923              2.250           5.00000          2.00            5.00            5.00
6026949781              2.250           5.00000          2.00            5.00            4.75
6027147112              2.250           5.00000          2.00            5.00            4.50
6027684684              2.250           5.00000          2.00            5.00            4.50
6027985982              2.250           5.00000          2.00            5.00            4.63
6028113923              2.250           5.00000          2.00            5.00            4.50
6029643092              2.250           5.00000          2.00            5.00            4.50
6029997811              2.250           5.00000          2.00            5.00            4.63
6030729740              2.250           5.00000          2.00            5.00            4.63
6030752650              2.250           5.00000          2.00            5.00            4.13
6030983826              2.250           5.00000          2.00            5.00            4.63
6033732550              2.250           5.00000          2.00            5.00            4.75
6033852879              2.250           5.00000          2.00            5.00            4.00
6033946143              2.250           5.00000          2.00            5.00            4.63
6035800660              2.250           5.00000          2.00            5.00            4.50
6036342662              2.250           5.00000          2.00            5.00            4.88
6036786397              2.250           5.00000          2.00            5.00            4.75
6037812051              2.250           5.00000          2.00            5.00            4.63
6038058746              2.250           5.00000          2.00            5.00            4.50
6038158074              2.250           5.00000          2.00            5.00            4.13
6038471121              2.250           5.00000          2.00            5.00            4.88
6039133522              2.250           5.00000          2.00            5.00            5.00
6039358905              2.250           5.00000          2.00            5.00            5.00
6039629511              2.250           5.00000          2.00            5.00            4.25
6039764003              2.250           5.00000          2.00            5.00            4.50
6039906505              2.250           5.00000          2.00            5.00            4.38
6040033927              2.250           5.00000          2.00            5.00            4.38
6040610815              2.250           5.00000          2.00            5.00            4.63
6040859230              2.250           5.00000          2.00            5.00            5.00
6041050979              2.250           5.00000          2.00            5.00            4.38
6041858447              2.250           5.00000          2.00            5.00            4.25
6042154457              2.250           5.00000          2.00            5.00            5.00
6042622438              2.250           5.00000          2.00            5.00            4.63
6042826146              2.250           5.00000          2.00            5.00            4.50
6042970902              2.250           5.00000          2.00            5.00            4.63
6043252425              2.250           5.00000          2.00            5.00            4.63
6044226097              2.250           5.00000          2.00            5.00            4.63
6046055114              2.250           5.00000          2.00            5.00            4.63
6046418635              2.250           5.00000          2.00            5.00            4.38
6046882913              2.250           5.00000          2.00            5.00            5.00
6047785511              2.250           5.00000          2.00            5.00            4.00
6048290222              2.250           5.00000          2.00            5.00            5.00
6048433947              2.250           5.00000          2.00            5.00            4.13
6048702804              2.250           5.00000          2.00            5.00            4.50
6049093716              2.250           5.00000          2.00            5.00            4.75
6049489708              2.250           5.00000          2.00            5.00            4.38
6050680484              2.250           5.00000          2.00            5.00            4.50
6050863569              2.250           5.00000          2.00            5.00            4.75
6051408190              2.250           5.00000          2.00            5.00            5.00
6052042253              2.250           5.00000          2.00            5.00            5.00
6052278907              2.250           5.00000          2.00            5.00            4.25
6052530984              2.250           5.00000          2.00            5.00            5.00
6052571897              2.250           5.00000          2.00            5.00            4.63
6052991756              2.250           5.00000          2.00            5.00            5.00
6053338270              2.250           5.00000          2.00            5.00            4.88
6053970460              2.250           5.00000          2.00            5.00            4.63
6054170938              2.250           5.00000          2.00            5.00            5.00
6055663741              2.250           5.00000          2.00            5.00            4.63
6055826421              2.250           5.00000          2.00            5.00            5.00
6056057372              2.250           5.00000          2.00            5.00            4.50
6056310359              2.250           5.00000          2.00            5.00            3.75
6056566786              2.250           5.00000          2.00            5.00            4.75
6057245646              2.250           5.00000          2.00            5.00            4.50
6057310739              2.250           5.00000          2.00            5.00            4.38
6058000149              2.250           5.00000          2.00            5.00            5.00
6058355030              2.250           5.00000          2.00            5.00            4.63
6058751121              2.250           5.00000          2.00            5.00            4.38
6058761872              2.250           5.00000          2.00            5.00            4.63
6059386695              2.250           5.00000          2.00            5.00            4.75
6059571080              2.250           5.00000          2.00            5.00            4.63
6061082118              2.250           5.00000          2.00            5.00            5.00
6061171150              2.250           5.00000          2.00            5.00            4.75
6062294498              2.250           5.00000          2.00            5.00            4.63
6064378877              2.250           5.00000          2.00            5.00            4.63
6064600411              2.250           5.00000          2.00            5.00            4.75
6065832120              2.250           5.00000          2.00            5.00            4.13
6066543809              2.250           5.00000          2.00            5.00            4.63
6067280518              2.250           5.00000          2.00            5.00            4.50
6067516903              2.250           5.00000          2.00            5.00            4.63
6067551181              2.250           5.00000          2.00            5.00            4.50
6067811676              2.250           5.00000          2.00            5.00            4.25
6068113486              2.250           5.00000          2.00            5.00            4.50
6068797064              2.250           5.00000          2.00            5.00            4.50
6071848094              2.250           5.00000          2.00            5.00            4.63
6072714675              2.250           5.00000          2.00            5.00            4.63
6072990218              2.250           5.00000          2.00            5.00            4.63
6073091297              2.250           5.00000          2.00            5.00            4.38
6073378710              2.250           5.00000          2.00            5.00            4.88
6073779487              2.250           5.00000          2.00            5.00            5.00
6073870526              2.250           5.00000          2.00            5.00            5.00
6074431674              2.250           5.00000          2.00            5.00            5.00
6074483402              2.250           5.00000          2.00            5.00            4.50
6074794642              2.250           5.00000          2.00            5.00            4.38
6074829042              2.250           5.00000          2.00            5.00            4.63
6076599858              2.250           5.00000          2.00            5.00            4.63
6076977047              2.250           5.00000          2.00            5.00            5.00
6077234893              2.250           5.00000          2.00            5.00            5.00
6078036313              2.250           5.00000          2.00            5.00            4.38
6078230049              2.250           5.00000          2.00            5.00            4.13
6078722904              2.250           5.00000          2.00            5.00            4.38
6078755524              2.250           5.00000          2.00            5.00            4.50
6079626070              2.250           5.00000          2.00            5.00            4.25
6080015065              2.250           5.00000          2.00            5.00            4.50
6081232396              2.250           5.00000          2.00            5.00            4.38
6081884279              2.250           5.00000          2.00            5.00            5.00
6082293371              2.250           5.00000          2.00            5.00            4.63
6082384832              2.250           5.00000          2.00            5.00            4.88
6082502821              2.250           5.00000          2.00            5.00            5.00
6083692076              2.250           5.00000          2.00            5.00            4.63
6083784006              2.250           5.00000          2.00            5.00            4.50
6083787546              2.250           5.00000          2.00            5.00            5.00
6084141040              2.250           5.00000          2.00            5.00            4.50
6084461737              2.250           5.00000          2.00            5.00            4.63
6084494100              2.250           5.00000          2.00            5.00            4.13
6084955944              2.250           5.00000          2.00            5.00            5.00
6085347109              2.250           5.00000          2.00            5.00            4.13
6085414958              2.250           5.00000          2.00            5.00            4.88
6085727268              2.250           5.00000          2.00            5.00            5.00
6085922240              2.250           5.00000          2.00            5.00            4.13
6086346209              2.250           5.00000          2.00            5.00            5.00
6087098072              2.250           5.00000          2.00            5.00            4.75
6087277155              2.250           5.00000          2.00            5.00            4.63
6087736291              2.250           5.00000          2.00            5.00            4.00
6088207417              2.250           5.00000          2.00            5.00            4.38
6088386450              2.250           5.00000          2.00            5.00            4.13
6088565905              2.250           5.00000          2.00            5.00            4.13
6088889719              2.250           5.00000          2.00            5.00            5.00
6088908196              2.250           5.00000          2.00            5.00            5.00
6089191099              2.250           5.00000          2.00            5.00            4.25
6089313909              2.250           5.00000          2.00            5.00            3.50
6089349192              2.250           5.00000          2.00            5.00            5.00
6090049708              2.250           5.00000          2.00            5.00            4.38
6090882660              2.250           5.00000          2.00            5.00            4.50
6091047636              2.250           5.00000          2.00            5.00            4.50
6091218997              2.250           5.00000          2.00            5.00            4.88
6092420410              2.250           5.00000          2.00            5.00            5.00
6092681482              2.250           5.00000          2.00            5.00            4.88
6093399415              2.250           5.00000          2.00            5.00            4.50
6093550108              2.250           5.00000          2.00            5.00            4.63
6093837448              2.250           5.00000          2.00            5.00            4.25
6093917257              2.250           5.00000          2.00            5.00            5.00
6094276273              2.250           5.00000          2.00            5.00            4.38
6094415392              2.250           5.00000          2.00            5.00            4.75
6096145187              2.250           5.00000          2.00            5.00            4.63
6097121708              2.250           5.00000          2.00            5.00            5.00
6097725540              2.250           5.00000          2.00            5.00            5.00
6097749227              2.250           5.00000          2.00            5.00            4.38
6098171769              2.250           5.00000          2.00            5.00            4.63
6099419837              2.250           5.00000          2.00            5.00            5.00
6099606367              2.250           5.00000          2.00            5.00            4.88
6099738574              2.250           5.00000          2.00            5.00            5.00
6099845031              2.250           5.00000          2.00            5.00            5.00
6100003232              2.250           5.00000          2.00            5.00            5.00
6100827721              2.250           5.00000          2.00            5.00            4.25
6101580543              2.250           5.00000          2.00            5.00            4.75
6102756464              2.250           5.00000          2.00            5.00            4.13
6103072093              2.250           5.00000          2.00            5.00            4.75
6103868151              2.250           5.00000          2.00            5.00            5.00
6104256026              2.250           5.00000          2.00            5.00            4.63
6104384208              2.250           5.00000          2.00            5.00            5.00
6104692808              2.250           5.00000          2.00            5.00            4.13
6105080102              2.250           5.00000          2.00            5.00            5.00
6105434614              2.250           5.00000          2.00            5.00            4.63
6106995761              2.250           5.00000          2.00            5.00            4.50
6107181882              2.250           5.00000          2.00            5.00            4.75
6107237908              2.250           5.00000          2.00            5.00            4.88
6107373877              2.250           5.00000          2.00            5.00            4.63
6108150522              2.250           5.00000          2.00            5.00            4.63
6108261683              2.250           5.00000          2.00            5.00            4.63
6108651107              2.250           5.00000          2.00            5.00            4.88
6109766805              2.250           5.00000          2.00            5.00            5.00
6110150346              2.250           5.00000          2.00            5.00            5.00
6110250278              2.250           5.00000          2.00            5.00            4.50
6112365793              2.250           5.00000          2.00            5.00            4.50
6112463812              2.250           5.00000          2.00            5.00            3.63
6112561458              2.250           5.00000          2.00            5.00            4.50
6112607079              2.250           5.00000          2.00            5.00            4.75
6112747511              2.250           5.00000          2.00            5.00            4.38
6112863037              2.250           5.00000          2.00            5.00            3.88
6113125634              2.250           5.00000          2.00            5.00            4.13
6113475393              2.250           5.00000          2.00            5.00            4.50
6113939414              2.250           5.00000          2.00            5.00            4.25
6114317123              2.250           5.00000          2.00            5.00            4.63
6116619971              2.250           5.00000          2.00            5.00            4.25
6116781508              2.250           5.00000          2.00            5.00            4.75
6117762945              2.250           5.00000          2.00            5.00            4.50
6117866969              2.250           5.00000          2.00            5.00            4.00
6119000567              2.250           5.00000          2.00            5.00            4.13
6120116030              2.250           5.00000          2.00            5.00            4.38
6120326464              2.250           5.00000          2.00            5.00            4.75
6120955171              2.250           5.00000          2.00            5.00            4.63
6121188624              2.250           5.00000          2.00            5.00            4.50
6121557604              2.250           5.00000          2.00            5.00            5.00
6121833476              2.250           5.00000          2.00            5.00            4.63
6122111740              2.250           5.00000          2.00            5.00            4.25
6122326140              2.250           5.00000          2.00            5.00            4.63
6122728295              2.250           5.00000          2.00            5.00            4.50
6122747873              2.250           5.00000          2.00            5.00            4.25
6122912964              2.250           5.00000          2.00            5.00            4.50
6123734334              2.250           5.00000          2.00            5.00            4.13
6123973502              2.250           5.00000          2.00            5.00            4.75
6124239952              2.250           5.00000          2.00            5.00            5.00
6124514784              2.250           5.00000          2.00            5.00            5.00
6125815487              2.250           5.00000          2.00            5.00            4.75
6126235420              2.250           5.00000          2.00            5.00            4.13
6127913017              2.250           5.00000          2.00            5.00            5.00
6129148349              2.250           5.00000          2.00            5.00            4.75
6129478951              2.250           5.00000          2.00            5.00            3.75
6129479959              2.250           5.00000          2.00            5.00            5.00
6132539591              2.250           5.00000          2.00            5.00            4.88
6132637411              2.250           5.00000          2.00            5.00            4.00
6132678910              2.250           5.00000          2.00            5.00            4.75
6133282134              2.250           5.00000          2.00            5.00            5.00
6134643383              2.250           5.00000          2.00            5.00            5.00
6134759858              2.250           5.00000          2.00            5.00            3.88
6135843818              2.250           5.00000          2.00            5.00            4.50
6136281752              2.250           5.00000          2.00            5.00            4.13
6136382410              2.250           5.00000          2.00            5.00            4.63
6136611768              2.250           5.00000          2.00            5.00            4.50
6136815286              2.250           5.00000          2.00            5.00            4.50
6137433998              2.250           5.00000          2.00            5.00            4.88
6137937642              2.250           5.00000          2.00            5.00            4.88
6139369455              2.250           5.00000          2.00            5.00            4.00
6139740655              2.250           5.00000          2.00            5.00            4.75
6140391357              2.250           5.00000          2.00            5.00            4.50
6141541398              2.250           5.00000          2.00            5.00            4.63
6141584026              2.250           5.00000          2.00            5.00            5.00
6142136438              2.250           5.00000          2.00            5.00            4.63
6143026588              2.250           5.00000          2.00            5.00            4.63
6143582531              2.250           5.00000          2.00            5.00            4.63
6144415301              2.250           5.00000          2.00            5.00            4.25
6144569263              2.250           5.00000          2.00            5.00            4.88
6144709646              2.250           5.00000          2.00            5.00            4.25
6145253982              2.250           5.00000          2.00            5.00            5.00
6145633209              2.250           5.00000          2.00            5.00            4.63
6146072274              2.250           5.00000          2.00            5.00            4.38
6146166548              2.250           5.00000          2.00            5.00            4.50
6146861239              2.250           5.00000          2.00            5.00            3.25
6148786178              2.250           5.00000          2.00            5.00            4.38
6149343029              2.250           5.00000          2.00            5.00            4.50
6151498034              2.250           5.00000          2.00            5.00            4.50
6151766273              2.250           5.00000          2.00            5.00            4.63
6152250301              2.250           5.00000          2.00            5.00            4.25
6153189169              2.250           5.00000          2.00            5.00            4.50
6153982837              2.250           5.00000          2.00            5.00            4.50
6154297276              2.250           5.00000          2.00            5.00            4.63
6154399015              2.250           5.00000          2.00            5.00            4.75
6154403098              2.250           5.00000          2.00            5.00            4.25
6154588476              2.250           5.00000          2.00            5.00            4.63
6154675604              2.250           5.00000          2.00            5.00            4.63
6154855123              2.250           5.00000          2.00            5.00            4.63
6156015445              2.250           5.00000          2.00            5.00            4.50
6156419332              2.250           5.00000          2.00            5.00            4.63
6157347094              2.250           5.00000          2.00            5.00            5.00
6157453496              2.250           5.00000          2.00            5.00            5.00
6157803781              2.250           5.00000          2.00            5.00            3.88
6158073434              2.250           5.00000          2.00            5.00            4.25
6158492659              2.250           5.00000          2.00            5.00            4.13
6159450888              2.250           5.00000          2.00            5.00            5.00
6159463840              2.250           5.00000          2.00            5.00            4.38
6160132657              2.250           5.00000          2.00            5.00            5.00
6160327869              2.250           5.00000          2.00            5.00            4.13
6160885536              2.250           5.00000          2.00            5.00            4.50
6161520116              2.250           5.00000          2.00            5.00            4.38
6161565533              2.250           5.00000          2.00            5.00            5.00
6162136144              2.250           5.00000          2.00            5.00            4.13
6162162595              2.250           5.00000          2.00            5.00            4.50
6162300708              2.250           5.00000          2.00            5.00            4.50
6162399874              2.250           5.00000          2.00            5.00            4.63
6164076660              2.250           5.00000          2.00            5.00            4.25
6165448520              2.250           5.00000          2.00            5.00            4.38
6165513794              2.250           5.00000          2.00            5.00            4.38
6166931649              2.250           5.00000          2.00            5.00            4.50
6167583530              2.250           5.00000          2.00            5.00            5.00
6168165295              2.250           5.00000          2.00            5.00            4.38
6168246764              2.250           5.00000          2.00            5.00            5.00
6169354898              2.250           5.00000          2.00            5.00            5.00
6170903147              2.250           5.00000          2.00            5.00            4.63
6171223727              2.250           5.00000          2.00            5.00            4.50
6171871152              2.250           5.00000          2.00            5.00            4.50
6172507268              2.250           5.00000          2.00            5.00            4.50
6172548593              2.250           5.00000          2.00            5.00            4.50
6172732114              2.250           5.00000          2.00            5.00            4.63
6172809698              2.250           5.00000          2.00            5.00            3.88
6173277366              2.250           5.00000          2.00            5.00            5.00
6173467363              2.250           5.00000          2.00            5.00            4.63
6174189693              2.250           5.00000          2.00            5.00            4.63
6174440054              2.250           5.00000          2.00            5.00            4.50
6175227336              2.250           5.00000          2.00            5.00            4.50
6175371837              2.250           5.00000          2.00            5.00            4.13
6175936670              2.250           5.00000          2.00            5.00            4.50
6176598966              2.250           5.00000          2.00            5.00            5.00
6177001812              2.250           5.00000          2.00            5.00            4.50
6177143879              2.250           5.00000          2.00            5.00            4.63
6177633523              2.250           5.00000          2.00            5.00            4.88
6178116262              2.250           5.00000          2.00            5.00            5.00
6178153257              2.250           5.00000          2.00            5.00            4.50
6178557747              2.250           5.00000          2.00            5.00            4.25
6178965221              2.250           5.00000          2.00            5.00            5.00
6179710063              2.250           5.00000          2.00            5.00            4.50
6179824849              2.250           5.00000          2.00            5.00            5.00
6179832495              2.250           5.00000          2.00            5.00            3.75
6180337963              2.250           5.00000          2.00            5.00            4.63
6181536019              2.250           5.00000          2.00            5.00            5.00
6181592780              2.250           5.00000          2.00            5.00            4.50
6181756476              2.250           5.00000          2.00            5.00            5.00
6181940229              2.250           5.00000          2.00            5.00            4.50
6183361564              2.250           5.00000          2.00            5.00            4.63
6183785200              2.250           5.00000          2.00            5.00            4.63
6184504386              2.250           5.00000          2.00            5.00            5.00
6184516091              2.250           5.00000          2.00            5.00            4.75
6185073324              2.250           5.00000          2.00            5.00            4.38
6185741995              2.250           5.00000          2.00            5.00            4.38
6185860522              2.250           5.00000          2.00            5.00            4.63
6186042567              2.250           5.00000          2.00            5.00            4.50
6186117120              2.250           5.00000          2.00            5.00            5.00
6186284672              2.250           5.00000          2.00            5.00            4.25
6186560204              2.250           5.00000          2.00            5.00            4.63
6186628126              2.250           5.00000          2.00            5.00            4.63
6186814106              2.250           5.00000          2.00            5.00            4.75
6187830457              2.250           5.00000          2.00            5.00            4.63
6188655796              2.250           5.00000          2.00            5.00            4.75
6188678822              2.250           5.00000          2.00            5.00            5.00
6188957390              2.250           5.00000          2.00            5.00            4.63
6189002881              2.250           5.00000          2.00            5.00            4.75
6190323391              2.250           5.00000          2.00            5.00            5.00
6190674462              2.250           5.00000          2.00            5.00            5.00
6190770963              2.250           5.00000          2.00            5.00            4.38
6190996543              2.250           5.00000          2.00            5.00            4.63
6192336862              2.250           5.00000          2.00            5.00            4.25
6192493143              2.250           5.00000          2.00            5.00            4.50
6192736152              2.250           5.00000          2.00            5.00            4.38
6192791454              2.250           5.00000          2.00            5.00            4.75
6193075139              2.250           5.00000          2.00            5.00            4.00
6193252936              2.250           5.00000          2.00            5.00            4.00
6195270100              2.250           5.00000          2.00            5.00            4.38
6195649360              2.250           5.00000          2.00            5.00            4.50
6196003773              2.250           5.00000          2.00            5.00            4.63
6196027947              2.250           5.00000          2.00            5.00            4.38
6196715723              2.250           5.00000          2.00            5.00            5.00
6196930298              2.250           5.00000          2.00            5.00            4.50
6197667402              2.250           5.00000          2.00            5.00            5.00
6197673731              2.250           5.00000          2.00            5.00            5.00
6199106177              2.250           5.00000          2.00            5.00            5.00
6199158764              2.250           5.00000          2.00            5.00            4.50
6201700181              2.250           5.00000          2.00            5.00            4.38
6203225138              2.250           5.00000          2.00            5.00            4.63
6207577518              2.250           5.00000          2.00            5.00            4.50
6207798528              2.250           5.00000          2.00            5.00            4.38
6209119988              2.250           5.00000          2.00            5.00            5.00
6209257705              2.250           5.00000          2.00            5.00            4.63
6210917859              2.250           5.00000          2.00            5.00            4.63
6211222986              2.250           5.00000          2.00            5.00            4.50
6211284135              2.250           5.00000          2.00            5.00            4.50
6211703662              2.250           5.00000          2.00            5.00            4.38
6211718561              2.250           5.00000          2.00            5.00            4.50
6211835951              2.250           5.00000          2.00            5.00            4.63
6213738716              2.250           5.00000          2.00            5.00            4.50
6215027316              2.250           5.00000          2.00            5.00            4.38
6215439164              2.250           5.00000          2.00            5.00            3.63
6215706406              2.250           5.00000          2.00            5.00            4.63
6216337672              2.250           5.00000          2.00            5.00            4.75
6217017075              2.250           5.00000          2.00            5.00            5.00
6217204905              2.250           5.00000          2.00            5.00            4.50
6217311155              2.250           5.00000          2.00            5.00            5.00
6218563325              2.250           5.00000          2.00            5.00            4.88
6218600689              2.250           5.00000          2.00            5.00            4.50
6218688288              2.250           5.00000          2.00            5.00            4.13
6218988571              2.250           5.00000          2.00            5.00            4.25
6219019608              2.250           5.00000          2.00            5.00            4.50
6219728778              2.250           5.00000          2.00            5.00            5.00
6220014176              2.250           5.00000          2.00            5.00            4.38
6221570028              2.250           5.00000          2.00            5.00            4.25
6221682229              2.250           5.00000          2.00            5.00            4.63
6221715334              2.250           5.00000          2.00            5.00            4.38
6221868265              2.250           5.00000          2.00            5.00            4.25
6222433382              2.250           5.00000          2.00            5.00            4.38
6222706761              2.250           5.00000          2.00            5.00            4.13
6223751618              2.250           5.00000          2.00            5.00            4.50
6223909232              2.250           5.00000          2.00            5.00            4.75
6224017720              2.250           5.00000          2.00            5.00            4.25
6224168093              2.250           5.00000          2.00            5.00            4.63
6224314952              2.250           5.00000          2.00            5.00            4.50
6224329497              2.250           5.00000          2.00            5.00            4.38
6224550993              2.250           5.00000          2.00            5.00            4.13
6225165205              2.250           5.00000          2.00            5.00            4.50
6225630000              2.250           5.00000          2.00            5.00            4.50
6225668919              2.250           5.00000          2.00            5.00            4.75
6225932281              2.250           5.00000          2.00            5.00            4.38
6226057104              2.250           5.00000          2.00            5.00            4.38
6226480306              2.250           5.00000          2.00            5.00            4.63
6226498811              2.250           5.00000          2.00            5.00            4.50
6226961198              2.250           5.00000          2.00            5.00            4.25
6227126668              2.250           5.00000          2.00            5.00            5.00
6228113269              2.250           5.00000          2.00            5.00            5.00
6228442569              2.250           5.00000          2.00            5.00            4.38
6228647324              2.250           5.00000          2.00            5.00            4.50
6231032688              2.250           5.00000          2.00            5.00            4.50
6232049970              2.250           5.00000          2.00            5.00            4.50
6232121696              2.250           5.00000          2.00            5.00            4.38
6232428885              2.250           5.00000          2.00            5.00            3.25
6232920691              2.250           5.00000          2.00            5.00            5.00
6233071163              2.250           5.00000          2.00            5.00            4.50
6233505293              2.250           5.00000          2.00            5.00            5.00
6234020110              2.250           5.00000          2.00            5.00            4.38
6235830301              2.250           5.00000          2.00            5.00            4.25
6236518707              2.250           5.00000          2.00            5.00            4.25
6237354128              2.250           5.00000          2.00            5.00            5.00
6237421513              2.250           5.00000          2.00            5.00            3.25
6237521981              2.250           5.00000          2.00            5.00            5.00
6237920902              2.250           5.00000          2.00            5.00            4.50
6238050691              2.250           5.00000          2.00            5.00            4.63
6238264474              2.250           5.00000          2.00            5.00            4.25
6238562372              2.250           5.00000          2.00            5.00            4.50
6238785320              2.250           5.00000          2.00            5.00            4.63
6238998279              2.250           5.00000          2.00            5.00            4.38
6239393900              2.250           5.00000          2.00            5.00            4.63
6239854414              2.250           5.00000          2.00            5.00            4.38
6240130689              2.250           5.00000          2.00            5.00            5.00
6240815602              2.250           5.00000          2.00            5.00            4.75
6241442695              2.250           5.00000          2.00            5.00            4.63
6241893376              2.250           5.00000          2.00            5.00            4.50
6242754049              2.250           5.00000          2.00            5.00            4.50
6243234637              2.250           5.00000          2.00            5.00            4.38
6243800874              2.250           5.00000          2.00            5.00            4.25
6244396278              2.250           5.00000          2.00            5.00            4.38
6245415820              2.250           5.00000          2.00            5.00            5.00
6246529579              2.250           5.00000          2.00            5.00            4.38
6246761701              2.250           5.00000          2.00            5.00            5.00
6247112359              2.250           5.00000          2.00            5.00            4.63
6247497289              2.250           5.00000          2.00            5.00            5.00
6248205160              2.250           5.00000          2.00            5.00            4.63
6249030898              2.250           5.00000          2.00            5.00            4.63
6250276331              2.250           5.00000          2.00            5.00            4.75
6252404519              2.250           5.00000          2.00            5.00            5.00
6252860223              2.250           5.00000          2.00            5.00            4.38
6255077973              2.250           5.00000          2.00            5.00            4.25
6256229417              2.250           5.00000          2.00            5.00            5.00
6256245942              2.250           5.00000          2.00            5.00            5.00
6256649184              2.250           5.00000          2.00            5.00            4.38
6257688967              2.250           5.00000          2.00            5.00            4.38
6257782729              2.250           5.00000          2.00            5.00            5.00
6258304580              2.250           5.00000          2.00            5.00            4.75
6258318895              2.250           5.00000          2.00            5.00            4.13
6258438578              2.250           5.00000          2.00            5.00            5.00
6259970264              2.250           5.00000          2.00            5.00            4.38
6260180630              2.250           5.00000          2.00            5.00            4.50
6260410243              2.250           5.00000          2.00            5.00            4.63
6261267303              2.250           5.00000          2.00            5.00            4.25
6261564188              2.250           5.00000          2.00            5.00            4.50
6262120303              2.250           5.00000          2.00            5.00            4.25
6262770743              2.250           5.00000          2.00            5.00            4.75
6263044056              2.250           5.00000          2.00            5.00            4.63
6263387505              2.250           5.00000          2.00            5.00            4.75
6263944735              2.250           5.00000          2.00            5.00            4.38
6264316073              2.250           5.00000          2.00            5.00            4.63
6265474277              2.250           5.00000          2.00            5.00            4.50
6266197471              2.250           5.00000          2.00            5.00            4.75
6266273009              2.250           5.00000          2.00            5.00            5.00
6266300729              2.250           5.00000          2.00            5.00            5.00
6266978029              2.250           5.00000          2.00            5.00            5.00
6267236476              2.250           5.00000          2.00            5.00            4.63
6267442421              2.250           5.00000          2.00            5.00            4.88
6268293237              2.250           5.00000          2.00            5.00            4.38
6268325690              2.250           5.00000          2.00            5.00            4.63
6268458384              2.250           5.00000          2.00            5.00            4.50
6268857619              2.250           5.00000          2.00            5.00            4.88
6269871742              2.250           5.00000          2.00            5.00            5.00
6270216259              2.250           5.00000          2.00            5.00            4.50
6270423285              2.250           5.00000          2.00            5.00            4.00
6271109081              2.250           5.00000          2.00            5.00            5.00
6272515252              2.250           5.00000          2.00            5.00            5.00
6272733897              2.250           5.00000          2.00            5.00            4.38
6273068368              2.250           5.00000          2.00            5.00            4.25
6273139649              2.250           5.00000          2.00            5.00            5.00
6273286820              2.250           5.00000          2.00            5.00            4.63
6274047536              2.250           5.00000          2.00            5.00            4.38
6274218467              2.250           5.00000          2.00            5.00            4.88
6274311585              2.250           5.00000          2.00            5.00            4.38
6275010244              2.250           5.00000          2.00            5.00            4.50
6275450218              2.250           5.00000          2.00            5.00            4.25
6276079537              2.250           5.00000          2.00            5.00            4.63
6276567036              2.250           5.00000          2.00            5.00            4.63
6277941800              2.250           5.00000          2.00            5.00            4.63
6279052051              2.250           5.00000          2.00            5.00            4.25
6279343104              2.250           5.00000          2.00            5.00            4.63
6279495615              2.250           5.00000          2.00            5.00            5.00
6280160430              2.250           5.00000          2.00            5.00            4.63
6280206332              2.250           5.00000          2.00            5.00            4.75
6281427614              2.250           5.00000          2.00            5.00            4.50
6281859212              2.250           5.00000          2.00            5.00            4.75
6282106704              2.250           5.00000          2.00            5.00            4.50
6282201158              2.250           5.00000          2.00            5.00            4.63
6282553723              2.250           5.00000          2.00            5.00            4.50
6284296891              2.250           5.00000          2.00            5.00            4.75
6284720411              2.250           5.00000          2.00            5.00            4.75
6284977599              2.250           5.00000          2.00            5.00            4.75
6286893851              2.250           5.00000          2.00            5.00            4.38
6286918427              2.250           5.00000          2.00            5.00            5.00
6287525056              2.250           5.00000          2.00            5.00            5.00
6287841529              2.250           5.00000          2.00            5.00            4.50
6288026344              2.250           5.00000          2.00            5.00            4.38
6288246710              2.250           5.00000          2.00            5.00            4.88
6288371930              2.250           5.00000          2.00            5.00            4.50
6288605550              2.250           5.00000          2.00            5.00            4.88
6288684167              2.250           5.00000          2.00            5.00            4.63
6289516384              2.250           5.00000          2.00            5.00            4.50
6290230827              2.250           5.00000          2.00            5.00            4.88
6290348918              2.250           5.00000          2.00            5.00            5.00
6291939533              2.250           5.00000          2.00            5.00            5.00
6292087795              2.250           5.00000          2.00            5.00            4.63
6292599716              2.250           5.00000          2.00            5.00            5.00
6292603633              2.250           5.00000          2.00            5.00            4.38
6292675193              2.250           5.00000          2.00            5.00            4.13
6292946818              2.250           5.00000          2.00            5.00            4.63
6293125495              2.250           5.00000          2.00            5.00            4.75
6293296197              2.250           5.00000          2.00            5.00            5.00
6293587157              2.250           5.00000          2.00            5.00            4.63
6294085284              2.250           5.00000          2.00            5.00            4.25
6294197584              2.250           5.00000          2.00            5.00            4.50
6294595084              2.250           5.00000          2.00            5.00            4.75
6294828238              2.250           5.00000          2.00            5.00            5.00
6295312273              2.250           5.00000          2.00            5.00            4.25
6295696295              2.250           5.00000          2.00            5.00            4.63
6296099036              2.250           5.00000          2.00            5.00            5.00
6296234559              2.250           5.00000          2.00            5.00            4.50
6296235754              2.250           5.00000          2.00            5.00            4.25
6296874982              2.250           5.00000          2.00            5.00            4.88
6297317098              2.250           5.00000          2.00            5.00            4.88
6298278356              2.250           5.00000          2.00            5.00            4.63
6298798551              2.250           5.00000          2.00            5.00            4.38
6298991214              2.250           5.00000          2.00            5.00            4.25
6299112232              2.250           5.00000          2.00            5.00            4.50
6300704894              2.250           5.00000          2.00            5.00            4.88
6300732143              2.250           5.00000          2.00            5.00            4.63
6300984736              2.250           5.00000          2.00            5.00            3.38
6301086788              2.250           5.00000          2.00            5.00            3.88
6301233844              2.250           5.00000          2.00            5.00            4.63
6301415847              2.250           5.00000          2.00            5.00            4.50
6302517450              2.250           5.00000          2.00            5.00            4.50
6302939423              2.250           5.00000          2.00            5.00            4.00
6303825589              2.250           5.00000          2.00            5.00            4.13
6305015007              2.250           5.00000          2.00            5.00            5.00
6305051168              2.250           5.00000          2.00            5.00            4.75
6305390897              2.250           5.00000          2.00            5.00            4.38
6305741792              2.250           5.00000          2.00            5.00            4.75
6306198307              2.250           5.00000          2.00            5.00            4.75
6307057247              2.250           5.00000          2.00            5.00            4.38
6307263225              2.250           5.00000          2.00            5.00            4.50
6307446283              2.250           5.00000          2.00            5.00            4.13
6307763349              2.250           5.00000          2.00            5.00            5.00
6308042537              2.250           5.00000          2.00            5.00            3.88
6308107611              2.250           5.00000          2.00            5.00            4.38
6308449658              2.250           5.00000          2.00            5.00            5.00
6308729703              2.250           5.00000          2.00            5.00            4.88
6308802476              2.250           5.00000          2.00            5.00            4.50
6309065461              2.250           5.00000          2.00            5.00            3.75
6309091442              2.250           5.00000          2.00            5.00            4.50
6309457486              2.250           5.00000          2.00            5.00            4.63
6309626122              2.250           5.00000          2.00            5.00            5.00
6311524265              2.250           5.00000          2.00            5.00            4.63
6312172114              2.250           5.00000          2.00            5.00            4.38
6312467167              2.250           5.00000          2.00            5.00            4.63
6312985127              2.250           5.00000          2.00            5.00            5.00
6313362862              2.250           5.00000          2.00            5.00            5.00
6314219830              2.250           5.00000          2.00            5.00            4.25
6315046851              2.250           5.00000          2.00            5.00            5.00
6315421609              2.250           5.00000          2.00            5.00            4.25
6315941382              2.250           5.00000          2.00            5.00            4.75
6316591855              2.250           5.00000          2.00            5.00            4.75
6316651998              2.250           5.00000          2.00            5.00            4.75
6316920237              2.250           5.00000          2.00            5.00            4.75
6318164933              2.250           5.00000          2.00            5.00            4.63
6318560379              2.250           5.00000          2.00            5.00            5.00
6319337264              2.250           5.00000          2.00            5.00            4.50
6319351034              2.250           5.00000          2.00            5.00            4.75
6319525579              2.250           5.00000          2.00            5.00            4.50
6319580194              2.250           5.00000          2.00            5.00            4.63
6319600877              2.250           5.00000          2.00            5.00            4.50
6319848518              2.250           5.00000          2.00            5.00            4.38
6320260471              2.250           5.00000          2.00            5.00            4.63
6321478932              2.250           5.00000          2.00            5.00            4.13
6321794304              2.250           5.00000          2.00            5.00            4.88
6321889963              2.250           5.00000          2.00            5.00            4.38
6322009645              2.250           5.00000          2.00            5.00            4.75
6322587830              2.250           5.00000          2.00            5.00            4.25
6322899839              2.250           5.00000          2.00            5.00            4.38
6323191020              2.250           5.00000          2.00            5.00            5.00
6324892493              2.250           5.00000          2.00            5.00            4.50
6325566997              2.250           5.00000          2.00            5.00            5.00
6325648944              2.250           5.00000          2.00            5.00            4.50
6325990346              2.250           5.00000          2.00            5.00            4.88
6326151195              2.250           5.00000          2.00            5.00            4.25
6327275464              2.250           5.00000          2.00            5.00            4.50
6327558869              2.250           5.00000          2.00            5.00            4.25
6328269466              2.250           5.00000          2.00            5.00            4.75
6328812935              2.250           5.00000          2.00            5.00            4.50
6329095647              2.250           5.00000          2.00            5.00            4.00
6329423575              2.250           5.00000          2.00            5.00            4.25
6329693029              2.250           5.00000          2.00            5.00            4.63
6330463768              2.250           5.00000          2.00            5.00            4.38
6333719380              2.250           5.00000          2.00            5.00            5.00
6337905670              2.250           5.00000          2.00            5.00            4.88
6337949058              2.250           5.00000          2.00            5.00            5.00
6338338269              2.250           5.00000          2.00            5.00            5.00
6338646257              2.250           5.00000          2.00            5.00            5.00
6338865014              2.250           5.00000          2.00            5.00            4.50
6339714914              2.250           5.00000          2.00            5.00            4.13
6339950831              2.250           5.00000          2.00            5.00            4.50
6341312657              2.250           5.00000          2.00            5.00            4.38
6341386305              2.250           5.00000          2.00            5.00            4.63
6342808166              2.250           5.00000          2.00            5.00            4.25
6343313190              2.250           5.00000          2.00            5.00            4.38
6345112954              2.250           5.00000          2.00            5.00            4.38
6345604828              2.250           5.00000          2.00            5.00            4.63
6345851411              2.250           5.00000          2.00            5.00            5.00
6346360958              2.250           5.00000          2.00            5.00            4.50
6347313899              2.250           5.00000          2.00            5.00            4.63
6347666270              2.250           5.00000          2.00            5.00            5.00
6347686294              2.250           5.00000          2.00            5.00            4.50
6347886670              2.250           5.00000          2.00            5.00            5.00
6350404163              2.250           5.00000          2.00            5.00            4.75
6350588049              2.250           5.00000          2.00            5.00            4.63
6350640394              2.250           5.00000          2.00            5.00            4.00
6350777824              2.250           5.00000          2.00            5.00            4.63
6351387771              2.250           5.00000          2.00            5.00            4.00
6351462004              2.250           5.00000          2.00            5.00            4.25
6351769762              2.250           5.00000          2.00            5.00            4.75
6352541616              2.250           5.00000          2.00            5.00            4.75
6352773110              2.250           5.00000          2.00            5.00            5.00
6353631929              2.250           5.00000          2.00            5.00            4.50
6353853960              2.250           5.00000          2.00            5.00            5.00
6353892711              2.250           5.00000          2.00            5.00            4.50
6354029479              2.250           5.00000          2.00            5.00            4.88
6354089895              2.250           5.00000          2.00            5.00            4.63
6355155711              2.250           5.00000          2.00            5.00            4.50
6356981446              2.250           5.00000          2.00            5.00            4.88
6358014493              2.250           5.00000          2.00            5.00            4.63
6358779517              2.250           5.00000          2.00            5.00            4.50
6359637805              2.250           5.00000          2.00            5.00            4.50
6360165853              2.250           5.00000          2.00            5.00            4.63
6361592881              2.250           5.00000          2.00            5.00            4.25
6361901777              2.250           5.00000          2.00            5.00            4.00
6362510593              2.250           5.00000          2.00            5.00            4.00
6362547470              2.250           5.00000          2.00            5.00            5.00
6362745595              2.250           5.00000          2.00            5.00            4.63
6362963180              2.250           5.00000          2.00            5.00            5.00
6363653368              2.250           5.00000          2.00            5.00            4.50
6364110301              2.250           5.00000          2.00            5.00            4.75
6364924602              2.250           5.00000          2.00            5.00            5.00
6364929767              2.250           5.00000          2.00            5.00            2.25
6365126306              2.250           5.00000          2.00            5.00            4.25
6365304770              2.250           5.00000          2.00            5.00            4.38
6365319083              2.250           5.00000          2.00            5.00            4.25
6365784872              2.250           5.00000          2.00            5.00            3.63
6366209119              2.250           5.00000          2.00            5.00            5.00
6367521074              2.250           5.00000          2.00            5.00            3.50
6367846521              2.250           5.00000          2.00            5.00            5.00
6368105703              2.250           5.00000          2.00            5.00            3.50
6368288640              2.250           5.00000          2.00            5.00            4.75
6370364405              2.250           5.00000          2.00            5.00            4.63
6370539600              2.250           5.00000          2.00            5.00            4.63
6370730936              2.250           5.00000          2.00            5.00            5.00
6370800689              2.250           5.00000          2.00            5.00            4.50
6371321933              2.250           5.00000          2.00            5.00            4.75
6371529428              2.250           5.00000          2.00            5.00            4.38
6371907632              2.250           5.00000          2.00            5.00            4.75
6372025970              2.250           5.00000          2.00            5.00            4.25
6372110871              2.250           5.00000          2.00            5.00            4.88
6372376001              2.250           5.00000          2.00            5.00            4.13
6372701026              2.250           5.00000          2.00            5.00            4.50
6373008553              2.250           5.00000          2.00            5.00            4.63
6376044522              2.250           5.00000          2.00            5.00            5.63
6376054943              2.250           5.00000          2.00            5.00            4.13
6376236854              2.250           5.00000          2.00            5.00            4.38
6376783970              2.250           5.00000          2.00            5.00            5.25
6377035164              2.250           5.00000          2.00            5.00            4.88
6377138018              2.250           5.00000          2.00            5.00            5.00
6377656357              2.250           5.00000          2.00            5.00            4.88
6378102260              2.250           5.00000          2.00            5.00            4.63
6378847229              2.250           5.00000          2.00            5.00            4.50
6378991241              2.250           5.00000          2.00            5.00            4.50
6379433797              2.250           5.00000          2.00            5.00            4.63
6380087293              2.250           5.00000          2.00            5.00            4.25
6380390275              2.250           5.00000          2.00            5.00            4.25
6380855293              2.250           5.00000          2.00            5.00            4.25
6380978772              2.250           5.00000          2.00            5.00            4.38
6381225033              2.250           5.00000          2.00            5.00            4.75
6381230132              2.250           5.00000          2.00            5.00            4.75
6381648853              2.250           5.00000          2.00            5.00            4.63
6381801924              2.250           5.00000          2.00            5.00            4.75
6382655857              2.250           5.00000          2.00            5.00            4.38
6383014039              2.250           5.00000          2.00            5.00            4.25
6383030308              2.250           5.00000          2.00            5.00            5.00
6383195036              2.250           5.00000          2.00            5.00            4.25
6383228308              2.250           5.00000          2.00            5.00            3.88
6383898886              2.250           5.00000          2.00            5.00            4.63
6384929672              2.250           5.00000          2.00            5.00            4.38
6385592180              2.250           5.00000          2.00            5.00            4.63
6385776346              2.250           5.00000          2.00            5.00            4.63
6386316837              2.250           5.00000          2.00            5.00            4.63
6386484924              2.250           5.00000          2.00            5.00            3.88
6387253898              2.250           5.00000          2.00            5.00            4.63
6387502054              2.250           5.00000          2.00            5.00            4.88
6387995027              2.250           5.00000          2.00            5.00            4.63
6388014513              2.250           5.00000          2.00            5.00            4.00
6388288877              2.250           5.00000          2.00            5.00            4.63
6388474691              2.250           5.00000          2.00            5.00            4.63
6388840032              2.250           5.00000          2.00            5.00            4.50
6389040061              2.250           5.00000          2.00            5.00            4.75
6389343259              2.250           5.00000          2.00            5.00            5.00
6389621944              2.250           5.00000          2.00            5.00            5.00
6390342795              2.250           5.00000          2.00            5.00            4.88
6390370168              2.250           5.00000          2.00            5.00            5.00
6390408562              2.250           5.00000          2.00            5.00            4.88
6390892609              2.250           5.00000          2.00            5.00            4.75
6391042931              2.250           5.00000          2.00            5.00            4.88
6391412654              2.250           5.00000          2.00            5.00            5.00
6391603922              2.250           5.00000          2.00            5.00            4.50
6392479835              2.250           5.00000          2.00            5.00            5.00
6393808255              2.250           5.00000          2.00            5.00            4.38
6393981979              2.250           5.00000          2.00            5.00            5.00
6394268913              2.250           5.00000          2.00            5.00            4.50
6395340455              2.250           5.00000          2.00            5.00            5.00
6395633180              2.250           5.00000          2.00            5.00            4.63
6395633933              2.250           5.00000          2.00            5.00            4.63
6397042562              2.250           5.00000          2.00            5.00            4.75
6397068930              2.250           5.00000          2.00            5.00            4.50
6397199685              2.250           5.00000          2.00            5.00            4.50
6397246411              2.250           5.00000          2.00            5.00            4.63
6398292745              2.250           5.00000          2.00            5.00            4.50
6399619193              2.250           5.00000          2.00            5.00            4.63
6399641197              2.250           5.00000          2.00            5.00            4.88
6399652178              2.250           5.00000          2.00            5.00            4.50
6399744892              2.250           5.00000          2.00            5.00            5.00
6399993101              2.250           5.00000          2.00            5.00            4.75
6400166341              2.250           5.00000          2.00            5.00            4.00
6401260325              2.250           5.00000          2.00            5.00            4.88
6401623977              2.250           5.00000          2.00            5.00            4.50
6402416843              2.250           5.00000          2.00            5.00            4.38
6402810326              2.250           5.00000          2.00            5.00            4.63
6403669945              2.250           5.00000          2.00            5.00            4.63
6403795096              2.250           5.00000          2.00            5.00            4.63
6403984088              2.250           5.00000          2.00            5.00            5.00
6404822535              2.250           5.00000          2.00            5.00            4.63
6405397446              2.250           5.00000          2.00            5.00            4.25
6405799575              2.250           5.00000          2.00            5.00            5.00
6406145455              2.250           5.00000          2.00            5.00            4.63
6407150348              2.250           5.00000          2.00            5.00            4.75
6408636121              2.250           5.00000          2.00            5.00            4.63
6408745898              2.250           5.00000          2.00            5.00            4.75
6409004428              2.250           5.00000          2.00            5.00            5.00
6409268916              2.250           5.00000          2.00            5.00            4.00
6409402929              2.250           5.00000          2.00            5.00            4.50
6410076555              2.250           5.00000          2.00            5.00            4.38
6410086182              2.250           5.00000          2.00            5.00            5.00
6410194085              2.250           5.00000          2.00            5.00            5.00
6410394487              2.250           5.00000          2.00            5.00            4.63
6410446030              2.250           5.00000          2.00            5.00            5.00
6410982406              2.250           5.00000          2.00            5.00            4.00
6411466623              2.250           5.00000          2.00            5.00            4.13
6412790500              2.250           5.00000          2.00            5.00            4.13
6413893949              2.250           5.00000          2.00            5.00            5.00
6413900025              2.250           5.00000          2.00            5.00            4.63
6414783461              2.250           5.00000          2.00            5.00            4.00
6416076211              2.250           5.00000          2.00            5.00            4.88
6417103584              2.250           5.00000          2.00            5.00            4.63
6417254841              2.250           5.00000          2.00            5.00            4.63
6418269608              2.250           5.00000          2.00            5.00            4.63
6418275027              2.250           5.00000          2.00            5.00            4.50
6418794217              2.250           5.00000          2.00            5.00            4.50
6418899545              2.250           5.00000          2.00            5.00            5.00
6419825853              2.250           5.00000          2.00            5.00            4.63
6420312420              2.250           5.00000          2.00            5.00            4.38
6420675495              2.250           5.00000          2.00            5.00            5.00
6421001600              2.250           5.00000          2.00            5.00            4.75
6421074847              2.250           5.00000          2.00            5.00            4.88
6421211415              2.250           5.00000          2.00            5.00            4.88
6421465144              2.250           5.00000          2.00            5.00            4.63
6422116787              2.250           5.00000          2.00            5.00            4.88
6422134228              2.250           5.00000          2.00            5.00            5.00
6423027215              2.250           5.00000          2.00            5.00            4.38
6423589727              2.250           5.00000          2.00            5.00            4.13
6423636361              2.250           5.00000          2.00            5.00            5.00
6424647284              2.250           5.00000          2.00            5.00            4.00
6424841556              2.250           5.00000          2.00            5.00            4.50
6425271076              2.250           5.00000          2.00            5.00            5.00
6425575609              2.250           5.00000          2.00            5.00            4.50
6425970693              2.250           5.00000          2.00            5.00            4.63
6428259938              2.250           5.00000          2.00            5.00            5.00
6428644410              2.250           5.00000          2.00            5.00            4.38
6430120441              2.250           5.00000          2.00            5.00            4.63
6430169729              2.250           5.00000          2.00            5.00            4.13
6430294725              2.250           5.00000          2.00            5.00            4.13
6430474822              2.250           5.00000          2.00            5.00            4.75
6430596228              2.250           5.00000          2.00            5.00            5.00
6431333589              2.250           5.00000          2.00            5.00            4.25
6431560272              2.250           5.00000          2.00            5.00            4.38
6433003412              2.250           5.00000          2.00            5.00            4.63
6433252878              2.250           5.00000          2.00            5.00            4.38
6433293781              2.250           5.00000          2.00            5.00            4.25
6434711393              2.250           5.00000          2.00            5.00            5.00
6434836778              2.250           5.00000          2.00            5.00            4.75
6434974991              2.250           5.00000          2.00            5.00            5.00
6434994429              2.250           5.00000          2.00            5.00            4.50
6436840497              2.250           5.00000          2.00            5.00            4.50
6437963801              2.250           5.00000          2.00            5.00            5.00
6438616192              2.250           5.00000          2.00            5.00            4.00
6438696368              2.250           5.00000          2.00            5.00            4.13
6439821569              2.250           5.00000          2.00            5.00            3.75
6440050778              2.250           5.00000          2.00            5.00            5.00
6440401120              2.250           5.00000          2.00            5.00            4.25
6440717822              2.250           5.00000          2.00            5.00            4.38
6441014419              2.250           5.00000          2.00            5.00            4.25
6441210603              2.250           5.00000          2.00            5.00            4.75
6441264105              2.250           5.00000          2.00            5.00            4.38
6443182636              2.250           5.00000          2.00            5.00            4.50
6443863474              2.250           5.00000          2.00            5.00            4.38
6444509506              2.250           5.00000          2.00            5.00            4.38
6444824756              2.250           5.00000          2.00            5.00            4.63
6444839655              2.250           5.00000          2.00            5.00            3.75
6445452334              2.250           5.00000          2.00            5.00            4.50
6446249150              2.250           5.00000          2.00            5.00            4.00
6446348259              2.250           5.00000          2.00            5.00            5.00
6446928969              2.250           5.00000          2.00            5.00            5.00
6447249134              2.250           5.00000          2.00            5.00            4.63
6447536266              2.250           5.00000          2.00            5.00            4.75
6448105160              2.250           5.00000          2.00            5.00            4.38
6448534013              2.250           5.00000          2.00            5.00            4.88
6449440822              2.250           5.00000          2.00            5.00            4.25
6450189300              2.250           5.00000          2.00            5.00            4.63
6450359275              2.250           5.00000          2.00            5.00            4.25
6450516684              2.250           5.00000          2.00            5.00            4.25
6451056565              2.250           5.00000          2.00            5.00            4.38
6451071804              2.250           5.00000          2.00            5.00            5.00
6451072778              2.250           5.00000          2.00            5.00            5.00
6451410861              2.250           5.00000          2.00            5.00            4.13
6452559252              2.250           5.00000          2.00            5.00            4.75
6452787663              2.250           5.00000          2.00            5.00            4.63
6453254382              2.250           5.00000          2.00            5.00            4.38
6453413541              2.250           5.00000          2.00            5.00            5.00
6453716638              2.250           5.00000          2.00            5.00            4.38
6454241180              2.250           5.00000          2.00            5.00            4.25
6454318285              2.250           5.00000          2.00            5.00            4.63
6454891760              2.250           5.00000          2.00            5.00            4.25
6455448529              2.250           5.00000          2.00            5.00            4.50
6455524451              2.250           5.00000          2.00            5.00            4.50
6455732591              2.250           5.00000          2.00            5.00            4.75
6455992294              2.250           5.00000          2.00            5.00            4.38
6456118923              2.250           5.00000          2.00            5.00            5.00
6456345963              2.250           5.00000          2.00            5.00            4.63
6456546636              2.250           5.00000          2.00            5.00            4.00
6456548244              2.250           5.00000          2.00            5.00            5.00
6456673364              2.250           5.00000          2.00            5.00            5.00
6456756482              2.250           5.00000          2.00            5.00            4.50
6457451711              2.250           5.00000          2.00            5.00            4.75
6457636972              2.250           5.00000          2.00            5.00            4.50
6457917356              2.250           5.00000          2.00            5.00            4.50
6458304273              2.250           5.00000          2.00            5.00            4.88
6458465553              2.250           5.00000          2.00            5.00            4.50
6460127118              2.250           5.00000          2.00            5.00            4.75
6460466862              2.250           5.00000          2.00            5.00            5.00
6460555078              2.250           5.00000          2.00            5.00            4.25
6460660431              2.250           5.00000          2.00            5.00            4.75
6461663418              2.250           5.00000          2.00            5.00            4.50
6461829357              2.250           5.00000          2.00            5.00            4.63
6462257574              2.250           5.00000          2.00            5.00            4.63
6462447589              2.250           5.00000          2.00            5.00            4.63
6462694487              2.250           5.00000          2.00            5.00            4.50
6462906402              2.250           5.00000          2.00            5.00            4.63
6462948479              2.250           5.00000          2.00            5.00            4.25
6463232303              2.250           5.00000          2.00            5.00            3.75
6463336161              2.250           5.00000          2.00            5.00            5.00
6463982964              2.250           5.00000          2.00            5.00            4.63
6465055405              2.250           5.00000          2.00            5.00            5.00
6465300074              2.250           5.00000          2.00            5.00            5.00
6466032171              2.250           5.00000          2.00            5.00            4.63
6466117782              2.250           5.00000          2.00            5.00            5.00
6466742589              2.250           5.00000          2.00            5.00            5.00
6466990493              2.250           5.00000          2.00            5.00            5.00
6467158843              2.250           5.00000          2.00            5.00            4.13
6467563869              2.250           5.00000          2.00            5.00            4.63
6467686777              2.250           5.00000          2.00            5.00            4.50
6467900301              2.250           5.00000          2.00            5.00            4.38
6468979569              2.250           5.00000          2.00            5.00            5.00
6469302175              2.250           5.00000          2.00            5.00            4.88
6469598210              2.250           5.00000          2.00            5.00            4.63
6469605163              2.250           5.00000          2.00            5.00            3.75
6469634338              2.250           5.00000          2.00            5.00            4.50
6469665001              2.250           5.00000          2.00            5.00            4.25
6469692450              2.250           5.00000          2.00            5.00            4.63
6469920505              2.250           5.00000          2.00            5.00            4.88
6470015105              2.250           5.00000          2.00            5.00            5.00
6470356293              2.250           5.00000          2.00            5.00            4.25
6470698280              2.250           5.00000          2.00            5.00            4.88
6470906766              2.250           5.00000          2.00            5.00            4.50
6470928786              2.250           5.00000          2.00            5.00            4.63
6471107711              2.250           5.00000          2.00            5.00            4.50
6474359517              2.250           5.00000          2.00            5.00            4.63
6474728778              2.250           5.00000          2.00            5.00            4.50
6474816284              2.250           5.00000          2.00            5.00            4.50
6475510829              2.250           5.00000          2.00            5.00            4.63
6475725005              2.250           5.00000          2.00            5.00            4.38
6476100919              2.250           5.00000          2.00            5.00            4.50
6476138505              2.250           5.00000          2.00            5.00            4.13
6476694184              2.250           5.00000          2.00            5.00            5.00
6476802902              2.250           5.00000          2.00            5.00            5.00
6477357096              2.250           5.00000          2.00            5.00            4.25
6477537499              2.250           5.00000          2.00            5.00            4.88
6477597402              2.250           5.00000          2.00            5.00            4.25
6478223214              2.250           5.00000          2.00            5.00            4.13
6478521229              2.250           5.00000          2.00            5.00            4.50
6478588491              2.250           5.00000          2.00            5.00            5.00
6479841220              2.250           5.00000          2.00            5.00            4.63
6480068813              2.250           5.00000          2.00            5.00            4.63
6480222790              2.250           5.00000          2.00            5.00            5.00
6480248944              2.250           5.00000          2.00            5.00            4.00
6480589743              2.250           5.00000          2.00            5.00            4.38
6481191127              2.250           5.00000          2.00            5.00            4.88
6481477930              2.250           5.00000          2.00            5.00            5.00
6481599352              2.250           5.00000          2.00            5.00            4.63
6482721708              2.250           5.00000          2.00            5.00            4.63
6482894083              2.250           5.00000          2.00            5.00            5.00
6483437155              2.250           5.00000          2.00            5.00            4.63
6483654809              2.250           5.00000          2.00            5.00            5.00
6484004046              2.250           5.00000          2.00            5.00            5.00
6485111592              2.250           5.00000          2.00            5.00            4.75
6485482696              2.250           5.00000          2.00            5.00            5.00
6485907213              2.250           5.00000          2.00            5.00            4.50
6486519835              2.250           5.00000          2.00            5.00            4.00
6486906594              2.250           5.00000          2.00            5.00            4.25
6487939123              2.250           5.00000          2.00            5.00            4.75
6488067973              2.250           5.00000          2.00            5.00            4.38
6488148252              2.250           5.00000          2.00            5.00            5.00
6488988616              2.250           5.00000          2.00            5.00            5.00
6489296316              2.250           5.00000          2.00            5.00            4.50
6489307857              2.250           5.00000          2.00            5.00            4.88
6489435021              2.250           5.00000          2.00            5.00            4.13
6489561248              2.250           5.00000          2.00            5.00            4.25
6490203244              2.250           5.00000          2.00            5.00            4.75
6490332985              2.250           5.00000          2.00            5.00            5.00
6490614911              2.250           5.00000          2.00            5.00            4.88
6490708903              2.250           5.00000          2.00            5.00            4.63
6492181703              2.250           5.00000          2.00            5.00            4.63
6492547267              2.250           5.00000          2.00            5.00            4.63
6492759284              2.250           5.00000          2.00            5.00            4.63
6494153866              2.250           5.00000          2.00            5.00            5.00
6494752493              2.250           5.00000          2.00            5.00            4.63
6495753169              2.250           5.00000          2.00            5.00            4.63
6495892397              2.250           5.00000          2.00            5.00            4.50
6496175693              2.250           5.00000          2.00            5.00            4.63
6496589117              2.250           5.00000          2.00            5.00            4.88
6496793784              2.250           5.00000          2.00            5.00            5.25
6496902948              2.250           5.00000          2.00            5.00            4.63
6496960441              2.250           5.00000          2.00            5.00            4.50
6498909131              2.250           5.00000          2.00            5.00            5.00
6499908553              2.250           5.00000          2.00            5.00            4.50
6500199200              2.250           5.00000          2.00            5.00            5.00
6500243347              2.250           5.00000          2.00            5.00            5.00
6500493454              2.250           5.00000          2.00            5.00            4.88
6500633695              2.250           5.00000          2.00            5.00            5.00
6501891623              2.250           5.00000          2.00            5.00            4.63
6501967548              2.250           5.00000          2.00            5.00            4.75
6501990797              2.250           5.00000          2.00            5.00            5.00
6502417436              2.250           5.00000          2.00            5.00            4.88
6502913707              2.250           5.00000          2.00            5.00            4.50
6502915660              2.250           5.00000          2.00            5.00            4.63
6504621142              2.250           5.00000          2.00            5.00            5.00
6505351780              2.250           5.00000          2.00            5.00            4.75
6506923157              2.250           5.00000          2.00            5.00            4.75
6507085519              2.250           5.00000          2.00            5.00            4.63
6507263702              2.250           5.00000          2.00            5.00            4.38
6507345731              2.250           5.00000          2.00            5.00            4.75
6507600739              2.250           5.00000          2.00            5.00            4.63
6508040745              2.250           5.00000          2.00            5.00            5.00
6508459861              2.250           5.00000          2.00            5.00            4.75
6510051524              2.250           5.00000          2.00            5.00            4.88
6510802843              2.250           5.00000          2.00            5.00            4.25
6510873687              2.250           5.00000          2.00            5.00            4.38
6511159367              2.250           5.00000          2.00            5.00            4.25
6511629500              2.250           5.00000          2.00            5.00            4.88
6511851997              2.250           5.00000          2.00            5.00            4.50
6512067411              2.250           5.00000          2.00            5.00            4.75
6512144376              2.250           5.00000          2.00            5.00            4.63
6512368827              2.250           5.00000          2.00            5.00            4.63
6512821379              2.250           5.00000          2.00            5.00            4.38
6513218666              2.250           5.00000          2.00            5.00            4.25
6514562112              2.250           5.00000          2.00            5.00            4.13
6514845426              2.250           5.00000          2.00            5.00            5.00
6515057666              2.250           5.00000          2.00            5.00            4.63
6517216351              2.250           5.00000          2.00            5.00            4.13
6518244774              2.250           5.00000          2.00            5.00            4.63
6518685927              2.250           5.00000          2.00            5.00            5.00
6519854738              2.250           5.00000          2.00            5.00            4.13
6519910894              2.250           5.00000          2.00            5.00            4.38
6519982885              2.250           5.00000          2.00            5.00            4.63
6521447885              2.250           5.00000          2.00            5.00            5.00
6521473493              2.250           5.00000          2.00            5.00            5.00
6521688603              2.250           5.00000          2.00            5.00            4.25
6522352035              2.250           5.00000          2.00            5.00            4.50
6522416319              2.250           5.00000          2.00            5.00            4.63
6522527008              2.250           5.00000          2.00            5.00            5.00
6522587796              2.250           5.00000          2.00            5.00            4.88
6522669164              2.250           5.00000          2.00            5.00            4.63
6523028055              2.250           5.00000          2.00            5.00            4.38
6523418736              2.250           5.00000          2.00            5.00            5.00
6524988729              2.250           5.00000          2.00            5.00            4.25
6525163314              2.250           5.00000          2.00            5.00            4.38
6526202426              2.250           5.00000          2.00            5.00            4.50
6526606956              2.250           5.00000          2.00            5.00            4.75
6526633471              2.250           5.00000          2.00            5.00            4.75
6526735268              2.250           5.00000          2.00            5.00            4.38
6527375775              2.250           5.00000          2.00            5.00            4.75
6527703802              2.250           5.00000          2.00            5.00            4.63
6527760968              2.250           5.00000          2.00            5.00            4.63
6528698647              2.250           5.00000          2.00            5.00            4.13
6529743509              2.250           5.00000          2.00            5.00            4.63
6532026595              2.250           5.00000          2.00            5.00            3.63
6532301121              2.250           5.00000          2.00            5.00            4.50
6532507065              2.250           5.00000          2.00            5.00            4.50
6533144934              2.250           5.00000          2.00            5.00            4.38
6534115859              2.250           5.00000          2.00            5.00            4.13
6534201964              2.250           5.00000          2.00            5.00            3.88
6534477424              2.250           5.00000          2.00            5.00            4.63
6534597528              2.250           5.00000          2.00            5.00            3.13
6536108886              2.250           5.00000          2.00            5.00            4.75
6536323212              2.250           5.00000          2.00            5.00            5.00
6537187681              2.250           5.00000          2.00            5.00            4.50
6537365188              2.250           5.00000          2.00            5.00            5.00
6537541242              2.250           5.00000          2.00            5.00            4.63
6537563501              2.250           5.00000          2.00            5.00            5.00
6538703833              2.250           5.00000          2.00            5.00            4.13
6538895837              2.250           5.00000          2.00            5.00            4.38
6539514551              2.250           5.00000          2.00            5.00            4.63
6540017909              2.250           5.00000          2.00            5.00            4.63
6540095822              2.250           5.00000          2.00            5.00            4.38
6540320626              2.250           5.00000          2.00            5.00            4.75
6541864598              2.250           5.00000          2.00            5.00            5.00
6541998727              2.250           5.00000          2.00            5.00            5.00
6542256331              2.250           5.00000          2.00            5.00            5.00
6542518813              2.250           5.00000          2.00            5.00            4.75
6542693145              2.250           5.00000          2.00            5.00            5.00
6545037951              2.250           5.00000          2.00            5.00            4.00
6545541721              2.250           5.00000          2.00            5.00            4.38
6546533305              2.250           5.00000          2.00            5.00            5.00
6547803046              2.250           5.00000          2.00            5.00            3.13
6549661947              2.250           5.00000          2.00            5.00            4.63
6549730304              2.250           5.00000          2.00            5.00            4.63
6550238015              2.250           5.00000          2.00            5.00            4.75
6551039487              2.250           5.00000          2.00            5.00            3.75
6551047795              2.250           5.00000          2.00            5.00            4.00
6551092635              2.250           5.00000          2.00            5.00            4.50
6551650416              2.250           5.00000          2.00            5.00            5.00
6551793752              2.250           5.00000          2.00            5.00            4.88
6551886689              2.250           5.00000          2.00            5.00            4.63
6552067669              2.250           5.00000          2.00            5.00            4.38
6552383025              2.250           5.00000          2.00            5.00            4.38
6553211050              2.250           5.00000          2.00            5.00            4.38
6553262905              2.250           5.00000          2.00            5.00            4.13
6553297026              2.250           5.00000          2.00            5.00            5.00
6553503373              2.250           5.00000          2.00            5.00            4.38
6553622504              2.250           5.00000          2.00            5.00            4.13
6554631264              2.250           5.00000          2.00            5.00            5.00
6554875374              2.250           5.00000          2.00            5.00            4.13
6554901535              2.250           5.00000          2.00            5.00            4.38
6555526950              2.250           5.00000          2.00            5.00            4.13
6556230586              2.250           5.00000          2.00            5.00            4.88
6556270459              2.250           5.00000          2.00            5.00            4.50
6556790860              2.250           5.00000          2.00            5.00            4.25
6557660492              2.250           5.00000          2.00            5.00            5.00
6557662316              2.250           5.00000          2.00            5.00            4.25
6557915383              2.250           5.00000          2.00            5.00            4.63
6558071145              2.250           5.00000          2.00            5.00            5.00
6559486888              2.250           5.00000          2.00            5.00            4.50
6559515579              2.250           5.00000          2.00            5.00            4.00
6559554768              2.250           5.00000          2.00            5.00            4.75
6559838450              2.250           5.00000          2.00            5.00            4.75
6559946923              2.250           5.00000          2.00            5.00            4.88
6560043728              2.250           5.00000          2.00            5.00            4.00
6561072551              2.250           5.00000          2.00            5.00            5.00
6561161966              2.250           5.00000          2.00            5.00            4.88
6562249083              2.250           5.00000          2.00            5.00            5.00
6562316700              2.250           5.00000          2.00            5.00            3.88
6564188693              2.250           5.00000          2.00            5.00            3.75
6564780747              2.250           5.00000          2.00            5.00            4.38
6565531420              2.250           5.00000          2.00            5.00            4.63
6565793020              2.250           5.00000          2.00            5.00            4.88
6567151730              2.250           5.00000          2.00            5.00            4.50
6567418402              2.250           5.00000          2.00            5.00            5.00
6567899585              2.250           5.00000          2.00            5.00            4.75
6568379264              2.250           5.00000          2.00            5.00            4.25
6568908476              2.250           5.00000          2.00            5.00            5.00
6571225751              2.250           5.00000          2.00            5.00            4.75
6572082631              2.250           5.00000          2.00            5.00            4.50
6572390646              2.250           5.00000          2.00            5.00            4.38
6572916796              2.250           5.00000          2.00            5.00            5.00
6573538623              2.250           5.00000          2.00            5.00            4.75
6573729354              2.250           5.00000          2.00            5.00            5.00
6573915276              2.250           5.00000          2.00            5.00            4.38
6574952039              2.250           5.00000          2.00            5.00            4.63
6575534026              2.250           5.00000          2.00            5.00            5.00
6576022674              2.250           5.00000          2.00            5.00            4.75
6576156837              2.250           5.00000          2.00            5.00            4.88
6576549924              2.250           5.00000          2.00            5.00            4.50
6576603150              2.250           5.00000          2.00            5.00            4.25
6576665209              2.250           5.00000          2.00            5.00            4.63
6576817529              2.250           5.00000          2.00            5.00            4.25
6576878661              2.250           5.00000          2.00            5.00            5.00
6577818039              2.250           5.00000          2.00            5.00            4.63
6577948810              2.250           5.00000          2.00            5.00            4.63
6579036218              2.250           5.00000          2.00            5.00            4.75
6579184414              2.250           5.00000          2.00            5.00            4.63
6579253649              2.250           5.00000          2.00            5.00            5.00
6579837409              2.250           5.00000          2.00            5.00            4.63
6580674825              2.250           5.00000          2.00            5.00            4.63
6580943154              2.250           5.00000          2.00            5.00            4.50
6581110928              2.250           5.00000          2.00            5.00            4.63
6581999759              2.250           5.00000          2.00            5.00            5.00
6582177793              2.250           5.00000          2.00            5.00            4.38
6583653685              2.250           5.00000          2.00            5.00            4.25
6583734782              2.250           5.00000          2.00            5.00            4.75
6584494709              2.250           5.00000          2.00            5.00            4.38
6584513235              2.250           5.00000          2.00            5.00            4.50
6584536996              2.250           5.00000          2.00            5.00            4.50
6584897166              2.250           5.00000          2.00            5.00            4.38
6585607770              2.250           5.00000          2.00            5.00            4.63
6585696401              2.250           5.00000          2.00            5.00            4.88
6585770222              2.250           5.00000          2.00            5.00            4.63
6586347533              2.250           5.00000          2.00            5.00            3.75
6586971415              2.250           5.00000          2.00            5.00            4.38
6587805653              2.250           5.00000          2.00            5.00            5.00
6587909927              2.250           5.00000          2.00            5.00            4.63
6588707130              2.250           5.00000          2.00            5.00            4.50
6588868817              2.250           5.00000          2.00            5.00            5.00
6588884640              2.250           5.00000          2.00            5.00            4.50
6589656633              2.250           5.00000          2.00            5.00            5.00
6589748240              2.250           5.00000          2.00            5.00            5.00
6589821385              2.250           5.00000          2.00            5.00            4.38
6590135320              2.250           5.00000          2.00            5.00            4.63
6590246861              2.250           5.00000          2.00            5.00            4.63
6590262066              2.250           5.00000          2.00            5.00            4.25
6590477169              2.250           5.00000          2.00            5.00            5.00
6590623838              2.250           5.00000          2.00            5.00            4.13
6591013211              2.250           5.00000          2.00            5.00            4.25
6591071748              2.250           5.00000          2.00            5.00            5.00
6591851966              2.250           5.00000          2.00            5.00            4.75
6591900284              2.250           5.00000          2.00            5.00            4.63
6592139502              2.250           5.00000          2.00            5.00            4.75
6592463779              2.250           5.00000          2.00            5.00            5.00
6592639162              2.250           5.00000          2.00            5.00            5.00
6593013763              2.250           5.00000          2.00            5.00            4.50
6593160002              2.250           5.00000          2.00            5.00            4.63
6593750877              2.250           5.00000          2.00            5.00            4.63
6593754051              2.250           5.00000          2.00            5.00            4.13
6594813609              2.250           5.00000          2.00            5.00            5.00
6595048262              2.250           5.00000          2.00            5.00            4.25
6595216869              2.250           5.00000          2.00            5.00            5.00
6595480978              2.250           5.00000          2.00            5.00            4.88
6595623262              2.250           5.00000          2.00            5.00            4.75
6596043015              2.250           5.00000          2.00            5.00            4.75
6596305398              2.250           5.00000          2.00            5.00            4.25
6596326642              2.250           5.00000          2.00            5.00            5.00
6596401957              2.250           5.00000          2.00            5.00            4.38
6597002457              2.250           5.00000          2.00            5.00            4.50
6597248589              2.250           5.00000          2.00            5.00            4.63
6597311130              2.250           5.00000          2.00            5.00            4.63
6597318804              2.250           5.00000          2.00            5.00            4.00
6598156617              2.250           5.00000          2.00            5.00            4.63
6598211990              2.250           5.00000          2.00            5.00            4.88
6599033963              2.250           5.00000          2.00            5.00            4.63
6599336200              2.250           5.00000          2.00            5.00            5.00
6599368476              2.250           5.00000          2.00            5.00            4.38
6599410070              2.250           5.00000          2.00            5.00            4.25
6601254656              2.250           5.00000          2.00            5.00            4.75
6603402709              2.250           5.00000          2.00            5.00            4.50
6603442150              2.250           5.00000          2.00            5.00            5.00
6604054483              2.250           5.00000          2.00            5.00            4.50
6604103298              2.250           5.00000          2.00            5.00            4.63
6604788205              2.250           5.00000          2.00            5.00            4.75
6605304382              2.250           5.00000          2.00            5.00            4.25
6605565354              2.250           5.00000          2.00            5.00            4.75
6606196639              2.250           5.00000          2.00            5.00            4.50
6606304241              2.250           5.00000          2.00            5.00            4.50
6606382510              2.250           5.00000          2.00            5.00            5.00
6606386503              2.250           5.00000          2.00            5.00            5.00
6606653860              2.250           5.00000          2.00            5.00            4.25
6607088116              2.250           5.00000          2.00            5.00            4.50
6607296305              2.250           5.00000          2.00            5.00            4.75
6607673057              2.250           5.00000          2.00            5.00            4.63
6607872006              2.250           5.00000          2.00            5.00            5.00
6608198625              2.250           5.00000          2.00            5.00            4.63
6608549421              2.250           5.00000          2.00            5.00            4.38
6608732118              2.250           5.00000          2.00            5.00            5.00
6608823370              2.250           5.00000          2.00            5.00            4.75
6610010206              2.250           5.00000          2.00            5.00            4.38
6611022994              2.250           5.00000          2.00            5.00            5.00
6611851848              2.250           5.00000          2.00            5.00            5.00
6611870392              2.250           5.00000          2.00            5.00            4.50
6612185634              2.250           5.00000          2.00            5.00            4.75
6612539236              2.250           5.00000          2.00            5.00            5.00
6613048831              2.250           5.00000          2.00            5.00            4.50
6613153821              2.250           5.00000          2.00            5.00            4.50
6613357877              2.250           5.00000          2.00            5.00            5.00
6613887410              2.250           5.00000          2.00            5.00            5.00
6613992772              2.250           5.00000          2.00            5.00            4.38
6614657424              2.250           5.00000          2.00            5.00            4.88
6616218878              2.250           5.00000          2.00            5.00            4.00
6616476989              2.250           5.00000          2.00            5.00            4.25
6617523276              2.250           5.00000          2.00            5.00            4.25
6618994666              2.250           5.00000          2.00            5.00            5.00
6619084277              2.250           5.00000          2.00            5.00            4.63
6619214411              2.250           5.00000          2.00            5.00            5.00
6619405779              2.250           5.00000          2.00            5.00            4.38
6619661678              2.250           5.00000          2.00            5.00            4.88
6620855210              2.250           5.00000          2.00            5.00            4.38
6622275847              2.250           5.00000          2.00            5.00            4.63
6625523417              2.250           5.00000          2.00            5.00            4.38
6625620304              2.250           5.00000          2.00            5.00            4.63
6626201666              2.250           5.00000          2.00            5.00            4.63
6626270521              2.250           5.00000          2.00            5.00            3.63
6626393596              2.250           5.00000          2.00            5.00            4.63
6627048454              2.250           5.00000          2.00            5.00            4.50
6629431435              2.250           5.00000          2.00            5.00            4.38
6629561181              2.250           5.00000          2.00            5.00            4.25
6629958965              2.250           5.00000          2.00            5.00            4.25
6630504949              2.250           5.00000          2.00            5.00            5.00
6631263198              2.250           5.00000          2.00            5.00            4.63
6631610158              2.250           5.00000          2.00            5.00            4.50
6631838437              2.250           5.00000          2.00            5.00            4.75
6632302359              2.250           5.00000          2.00            5.00            4.50
6632547326              2.250           5.00000          2.00            5.00            4.63
6632904410              2.250           5.00000          2.00            5.00            4.50
6633281610              2.250           5.00000          2.00            5.00            4.75
6633421182              2.250           5.00000          2.00            5.00            4.63
6633435554              2.250           5.00000          2.00            5.00            5.00
6634139056              2.250           5.00000          2.00            5.00            4.38
6634361692              2.250           5.00000          2.00            5.00            5.00
6634901497              2.250           5.00000          2.00            5.00            4.63
6635017939              2.250           5.00000          2.00            5.00            4.38
6635599845              2.250           5.00000          2.00            5.00            4.13
6636136530              2.250           5.00000          2.00            5.00            4.63
6636862796              2.250           5.00000          2.00            5.00            4.63
6637289288              2.250           5.00000          2.00            5.00            4.00
6637799518              2.250           5.00000          2.00            5.00            4.25
6638343761              2.250           5.00000          2.00            5.00            4.25
6638594058              2.250           5.00000          2.00            5.00            4.75
6640363807              2.250           5.00000          2.00            5.00            4.75
6640414329              2.250           5.00000          2.00            5.00            4.63
6640549454              2.250           5.00000          2.00            5.00            4.75
6641208217              2.250           5.00000          2.00            5.00            5.00
6641536609              2.250           5.00000          2.00            5.00            5.00
6642406885              2.250           5.00000          2.00            5.00            4.63
6642501164              2.250           5.00000          2.00            5.00            5.00
6643634642              2.250           5.00000          2.00            5.00            4.63
6643752410              2.250           5.00000          2.00            5.00            5.00
6644785732              2.250           5.00000          2.00            5.00            5.00
6645676054              2.250           5.00000          2.00            5.00            4.75
6645878437              2.250           5.00000          2.00            5.00            4.50
6646088390              2.250           5.00000          2.00            5.00            4.50
6646181583              2.250           5.00000          2.00            5.00            5.00
6646299161              2.250           5.00000          2.00            5.00            5.00
6646600616              2.250           5.00000          2.00            5.00            5.00
6648225115              2.250           5.00000          2.00            5.00            4.13
6648257175              2.250           5.00000          2.00            5.00            4.63
6649289805              2.250           5.00000          2.00            5.00            4.75
6650532135              2.250           5.00000          2.00            5.00            4.88
6650756767              2.250           5.00000          2.00            5.00            4.75
6651068931              2.250           5.00000          2.00            5.00            4.50
6651210236              2.250           5.00000          2.00            5.00            4.50
6651547942              2.250           5.00000          2.00            5.00            4.25
6651676782              2.250           5.00000          2.00            5.00            4.75
6652285658              2.250           5.00000          2.00            5.00            4.38
6652290807              2.250           5.00000          2.00            5.00            4.63
6653607629              2.250           5.00000          2.00            5.00            4.88
6653972338              2.250           5.00000          2.00            5.00            4.25
6657130313              2.250           5.00000          2.00            5.00            4.63
6658484057              2.250           5.00000          2.00            5.00            4.75
6659285503              2.250           5.00000          2.00            5.00            4.50
6659820689              2.250           5.00000          2.00            5.00            4.75
6660060754              2.250           5.00000          2.00            5.00            5.00
6661295532              2.250           5.00000          2.00            5.00            4.63
6662529368              2.250           5.00000          2.00            5.00            5.00
6662779948              2.250           5.00000          2.00            5.00            4.75
6664712087              2.250           5.00000          2.00            5.00            4.63
6665339872              2.250           5.00000          2.00            5.00            4.88
6665844301              2.250           5.00000          2.00            5.00            4.50
6667808940              2.250           5.00000          2.00            5.00            4.63
6667966789              2.250           5.00000          2.00            5.00            4.75
6668115444              2.250           5.00000          2.00            5.00            4.25
6668289546              2.250           5.00000          2.00            5.00            5.00
6668732859              2.250           5.00000          2.00            5.00            5.00
6669055102              2.250           5.00000          2.00            5.00            3.13
6669145663              2.250           5.00000          2.00            5.00            4.88
6669434232              2.250           5.00000          2.00            5.00            5.00
6669650050              2.250           5.00000          2.00            5.00            5.00
6670095261              2.250           5.00000          2.00            5.00            4.88
6670161352              2.250           5.00000          2.00            5.00            4.88
6670391199              2.250           5.00000          2.00            5.00            4.63
6671033063              2.250           5.00000          2.00            5.00            5.00
6671802962              2.250           5.00000          2.00            5.00            4.25
6672636880              2.250           5.00000          2.00            5.00            5.00
6674522542              2.250           5.00000          2.00            5.00            4.63
6674629164              2.250           5.00000          2.00            5.00            4.50
6674714354              2.250           5.00000          2.00            5.00            4.13
6676493700              2.250           5.00000          2.00            5.00            4.25
6676547166              2.250           5.00000          2.00            5.00            4.75
6677275619              2.250           5.00000          2.00            5.00            4.00
6677438944              2.250           5.00000          2.00            5.00            4.50
6677719392              2.250           5.00000          2.00            5.00            4.63
6677986553              2.250           5.00000          2.00            5.00            4.75
6678032977              2.250           5.00000          2.00            5.00            4.50
6678834208              2.250           5.00000          2.00            5.00            4.88
6679013471              2.250           5.00000          2.00            5.00            4.25
6679739943              2.250           5.00000          2.00            5.00            5.00
6680097455              2.250           5.00000          2.00            5.00            4.63
6680763924              2.250           5.00000          2.00            5.00            4.50
6681297393              2.250           5.00000          2.00            5.00            4.75
6681566250              2.250           5.00000          2.00            5.00            5.00
6681930506              2.250           5.00000          2.00            5.00            4.50
6682563967              2.250           5.00000          2.00            5.00            4.88
6682753923              2.250           5.00000          2.00            5.00            4.50
6683213489              2.250           5.00000          2.00            5.00            5.00
6683502030              2.250           5.00000          2.00            5.00            4.38
6683556614              2.250           5.00000          2.00            5.00            4.63
6684510271              2.250           5.00000          2.00            5.00            4.38
6684521203              2.250           5.00000          2.00            5.00            4.50
6684622779              2.250           5.00000          2.00            5.00            4.50
6685334721              2.250           5.00000          2.00            5.00            5.00
6685700426              2.250           5.00000          2.00            5.00            5.00
6686056141              2.250           5.00000          2.00            5.00            4.63
6687684909              2.250           5.00000          2.00            5.00            5.00
6688090064              2.250           5.00000          2.00            5.00            3.75
6688223178              2.250           5.00000          2.00            5.00            4.75
6688331807              2.250           5.00000          2.00            5.00            4.25
6689323506              2.250           5.00000          2.00            5.00            4.88
6689821566              2.250           5.00000          2.00            5.00            5.00
6690168858              2.250           5.00000          2.00            5.00            4.00
6690471435              2.250           5.00000          2.00            5.00            5.00
6690479297              2.250           5.00000          2.00            5.00            4.38
6691980145              2.250           5.00000          2.00            5.00            4.25
6692329268              2.250           5.00000          2.00            5.00            5.00
6693179415              2.250           5.00000          2.00            5.00            5.00
6693368497              2.250           5.00000          2.00            5.00            3.75
6693413814              2.250           5.00000          2.00            5.00            5.00
6694491405              2.250           5.00000          2.00            5.00            4.63
6694492296              2.250           5.00000          2.00            5.00            4.75
6696450748              2.250           5.00000          2.00            5.00            5.00
6696534723              2.250           5.00000          2.00            5.00            4.25
6697478862              2.250           5.00000          2.00            5.00            4.00
6698198741              2.250           5.00000          2.00            5.00            4.75
6699205883              2.250           5.00000          2.00            5.00            4.63
6699573827              2.250           5.00000          2.00            5.00            4.88
6699605454              2.250           5.00000          2.00            5.00            4.50
6699634157              2.250           5.00000          2.00            5.00            4.50
6699680929              2.250           5.00000          2.00            5.00            4.13
6700346924              2.250           5.00000          2.00            5.00            4.38
6700715730              2.250           5.00000          2.00            5.00            5.00
6701105683              2.250           5.00000          2.00            5.00            4.25
6701371632              2.250           5.00000          2.00            5.00            5.00
6702804631              2.250           5.00000          2.00            5.00            4.75
6703079746              2.250           5.00000          2.00            5.00            4.63
6703115219              2.250           5.00000          2.00            5.00            4.13
6703398286              2.250           5.00000          2.00            5.00            3.88
6703870144              2.250           5.00000          2.00            5.00            5.00
6703903135              2.250           5.00000          2.00            5.00            4.13
6703908589              2.250           5.00000          2.00            5.00            4.88
6705015144              2.250           5.00000          2.00            5.00            4.38
6705247796              2.250           5.00000          2.00            5.00            4.25
6705585336              2.250           5.00000          2.00            5.00            4.75
6705699129              2.250           5.00000          2.00            5.00            4.50
6705994561              2.250           5.00000          2.00            5.00            5.00
6707757966              2.250           5.00000          2.00            5.00            4.38
6707964034              2.250           5.00000          2.00            5.00            4.75
6707978653              2.250           5.00000          2.00            5.00            4.25
6709621442              2.250           5.00000          2.00            5.00            5.00
6709840968              2.250           5.00000          2.00            5.00            4.63
6710171668              2.250           5.00000          2.00            5.00            4.38
6710346567              2.250           5.00000          2.00            5.00            4.88
6710468254              2.250           5.00000          2.00            5.00            4.38
6711085792              2.250           5.00000          2.00            5.00            5.00
6712012381              2.250           5.00000          2.00            5.00            4.63
6712220810              2.250           5.00000          2.00            5.00            5.00
6712226296              2.250           5.00000          2.00            5.00            3.88
6712726998              2.250           5.00000          2.00            5.00            4.63
6713086848              2.250           5.00000          2.00            5.00            5.00
6713358247              2.250           5.00000          2.00            5.00            5.00
6713640644              2.250           5.00000          2.00            5.00            3.75
6714133656              2.250           5.00000          2.00            5.00            4.63
6714287320              2.250           5.00000          2.00            5.00            5.00
6715369432              2.250           5.00000          2.00            5.00            5.00
6715649759              2.250           5.00000          2.00            5.00            4.13
6715796857              2.250           5.00000          2.00            5.00            4.13
6716019556              2.250           5.00000          2.00            5.00            4.63
6717102369              2.250           5.00000          2.00            5.00            4.50
6717756867              2.250           5.00000          2.00            5.00            4.88
6718122853              2.250           5.00000          2.00            5.00            4.75
6718197335              2.250           5.00000          2.00            5.00            4.63
6718387472              2.250           5.00000          2.00            5.00            4.63
6718391789              2.250           5.00000          2.00            5.00            4.63
6719095421              2.250           5.00000          2.00            5.00            4.50
6720410312              2.250           5.00000          2.00            5.00            4.63
6720424248              2.250           5.00000          2.00            5.00            4.75
6720921987              2.250           5.00000          2.00            5.00            4.75
6720987301              2.250           5.00000          2.00            5.00            5.00
6721287578              2.250           5.00000          2.00            5.00            5.00
6721327002              2.250           5.00000          2.00            5.00            4.75
6721790738              2.250           5.00000          2.00            5.00            5.00
6721932108              2.250           5.00000          2.00            5.00            4.50
6723609944              2.250           5.00000          2.00            5.00            5.00
6723929151              2.250           5.00000          2.00            5.00            5.00
6723945488              2.250           5.00000          2.00            5.00            4.50
6724408783              2.250           5.00000          2.00            5.00            4.00
6725125675              2.250           5.00000          2.00            5.00            4.63
6726307918              2.250           5.00000          2.00            5.00            4.38
6726528802              2.250           5.00000          2.00            5.00            5.00
6726705681              2.250           5.00000          2.00            5.00            4.38
6726897322              2.250           5.00000          2.00            5.00            4.75
6727189505              2.250           5.00000          2.00            5.00            4.25
6727234673              2.250           5.00000          2.00            5.00            4.13
6727254283              2.250           5.00000          2.00            5.00            4.00
6728339745              2.250           5.00000          2.00            5.00            4.38
6728457042              2.250           5.00000          2.00            5.00            4.63
6728724169              2.250           5.00000          2.00            5.00            4.63
6728864908              2.250           5.00000          2.00            5.00            4.75
6728931046              2.250           5.00000          2.00            5.00            4.63
6729389350              2.250           5.00000          2.00            5.00            4.75
6729665676              2.250           5.00000          2.00            5.00            4.50
6729667284              2.250           5.00000          2.00            5.00            4.38
6729900537              2.250           5.00000          2.00            5.00            5.00
6730578637              2.250           5.00000          2.00            5.00            4.50
6730666986              2.250           5.00000          2.00            5.00            5.00
6730846976              2.250           5.00000          2.00            5.00            5.00
6730876684              2.250           5.00000          2.00            5.00            4.50
6731362981              2.250           5.00000          2.00            5.00            4.13
6731530728              2.250           5.00000          2.00            5.00            5.00
6732085250              2.250           5.00000          2.00            5.00            3.88
6732103350              2.250           5.00000          2.00            5.00            4.88
6732291080              2.250           5.00000          2.00            5.00            4.50
6732711897              2.250           5.00000          2.00            5.00            4.25
6732930836              2.250           5.00000          2.00            5.00            5.00
6733137977              2.250           5.00000          2.00            5.00            4.00
6733684085              2.250           5.00000          2.00            5.00            4.25
6733736356              2.250           5.00000          2.00            5.00            4.00
6733981218              2.250           5.00000          2.00            5.00            4.75
6734204909              2.250           5.00000          2.00            5.00            5.00
6735448802              2.250           5.00000          2.00            5.00            4.25
6735550581              2.250           5.00000          2.00            5.00            4.63
6735675412              2.250           5.00000          2.00            5.00            4.75
6736347136              2.250           5.00000          2.00            5.00            4.88
6736992709              2.250           5.00000          2.00            5.00            4.63
6739743125              2.250           5.00000          2.00            5.00            4.25
6739753538              2.250           5.00000          2.00            5.00            4.63
6740189631              2.250           5.00000          2.00            5.00            5.00
6741238171              2.250           5.00000          2.00            5.00            4.38
6741669409              2.250           5.00000          2.00            5.00            4.38
6741689506              2.250           5.00000          2.00            5.00            4.75
6742187732              2.250           5.00000          2.00            5.00            4.38
6742619544              2.250           5.00000          2.00            5.00            5.00
6742772798              2.250           5.00000          2.00            5.00            4.38
6742813857              2.250           5.00000          2.00            5.00            4.13
6743037613              2.250           5.00000          2.00            5.00            4.25
6743288828              2.250           5.00000          2.00            5.00            4.25
6743408582              2.250           5.00000          2.00            5.00            4.00
6743990159              2.250           5.00000          2.00            5.00            5.00
6744168516              2.250           5.00000          2.00            5.00            5.00
6745437977              2.250           5.00000          2.00            5.00            4.50
6745517927              2.250           5.00000          2.00            5.00            4.38
6745546074              2.250           5.00000          2.00            5.00            4.25
6746156642              2.250           5.00000          2.00            5.00            4.63
6747070073              2.250           5.00000          2.00            5.00            4.63
6747285176              2.250           5.00000          2.00            5.00            4.25
6747574371              2.250           5.00000          2.00            5.00            4.63
6748641971              2.250           5.00000          2.00            5.00            4.25
6749138639              2.250           5.00000          2.00            5.00            4.38
6749587538              2.250           5.00000          2.00            5.00            4.13
6750533868              2.250           5.00000          2.00            5.00            4.25
6750731959              2.250           5.00000          2.00            5.00            4.75
6750820083              2.250           5.00000          2.00            5.00            4.75
6751103851              2.250           5.00000          2.00            5.00            4.63
6752154762              2.250           5.00000          2.00            5.00            4.50
6752880036              2.250           5.00000          2.00            5.00            4.38
6753049466              2.250           5.00000          2.00            5.00            4.00
6755538235              2.250           5.00000          2.00            5.00            4.50
6755938799              2.250           5.00000          2.00            5.00            4.50
6756891492              2.250           5.00000          2.00            5.00            3.88
6757315582              2.250           5.00000          2.00            5.00            5.00
6757428542              2.250           5.00000          2.00            5.00            4.38
6757626004              2.250           5.00000          2.00            5.00            5.00
6757647398              2.250           5.00000          2.00            5.00            4.63
6759052712              2.250           5.00000          2.00            5.00            5.00
6760996493              2.250           5.00000          2.00            5.00            4.63
6761053765              2.250           5.00000          2.00            5.00            5.00
6761264024              2.250           5.00000          2.00            5.00            4.38
6761489217              2.250           5.00000          2.00            5.00            4.63
6762286059              2.250           5.00000          2.00            5.00            4.25
6763033393              2.250           5.00000          2.00            5.00            4.50
6763905996              2.250           5.00000          2.00            5.00            4.38
6764312176              2.250           5.00000          2.00            5.00            4.75
6765197147              2.250           5.00000          2.00            5.00            4.38
6765264277              2.250           5.00000          2.00            5.00            4.63
6765266611              2.250           5.00000          2.00            5.00            4.88
6766562711              2.250           5.00000          2.00            5.00            5.00
6767180943              2.250           5.00000          2.00            5.00            4.50
6768681717              2.250           5.00000          2.00            5.00            4.75
6770184577              2.250           5.00000          2.00            5.00            4.88
6770603543              2.250           5.00000          2.00            5.00            5.00
6770902960              2.250           5.00000          2.00            5.00            5.00
6771739940              2.250           5.00000          2.00            5.00            4.25
6771766141              2.250           5.00000          2.00            5.00            5.00
6771815351              2.250           5.00000          2.00            5.00            4.25
6772170806              2.250           5.00000          2.00            5.00            4.88
6772471642              2.250           5.00000          2.00            5.00            4.50
6774301615              2.250           5.00000          2.00            5.00            4.38
6774848425              2.250           5.00000          2.00            5.00            4.50
6774903345              2.250           5.00000          2.00            5.00            5.00
6775998369              2.250           5.00000          2.00            5.00            5.00
6776473560              2.250           5.00000          2.00            5.00            4.63
6776839109              2.250           5.00000          2.00            5.00            4.63
6777200020              2.250           5.00000          2.00            5.00            4.88
6778382074              2.250           5.00000          2.00            5.00            4.88
6778559952              2.250           5.00000          2.00            5.00            5.00
6778645512              2.250           5.00000          2.00            5.00            5.00
6780554421              2.250           5.00000          2.00            5.00            4.38
6782244351              2.250           5.00000          2.00            5.00            5.00
6782881095              2.250           5.00000          2.00            5.00            4.00
6783054759              2.250           5.00000          2.00            5.00            4.63
6783153791              2.250           5.00000          2.00            5.00            4.63
6784202449              2.250           5.00000          2.00            5.00            4.63
6784414556              2.250           5.00000          2.00            5.00            4.50
6784652502              2.250           5.00000          2.00            5.00            5.00
6786809258              2.250           5.00000          2.00            5.00            4.75
6787280095              2.250           5.00000          2.00            5.00            5.00
6788825724              2.250           5.00000          2.00            5.00            5.00
6789328843              2.250           5.00000          2.00            5.00            4.88
6789665806              2.250           5.00000          2.00            5.00            4.25
6790408360              2.250           5.00000          2.00            5.00            4.25
6791861757              2.250           5.00000          2.00            5.00            4.75
6792872852              2.250           5.00000          2.00            5.00            4.63
6793236248              2.250           5.00000          2.00            5.00            4.63
6793262293              2.250           5.00000          2.00            5.00            4.63
6794192424              2.250           5.00000          2.00            5.00            4.50
6794306941              2.250           5.00000          2.00            5.00            4.75
6794481538              2.250           5.00000          2.00            5.00            4.13
6794529500              2.250           5.00000          2.00            5.00            3.63
6796256953              2.250           5.00000          2.00            5.00            5.00
6798983000              2.250           5.00000          2.00            5.00            4.38
6799205908              2.250           5.00000          2.00            5.00            4.63
6799660201              2.250           5.00000          2.00            5.00            4.75
6800354315              2.250           5.00000          2.00            5.00            4.50
6800963503              2.250           5.00000          2.00            5.00            5.00
6801007920              2.250           5.00000          2.00            5.00            4.63
6801023307              2.250           5.00000          2.00            5.00            5.00
6801148567              2.250           5.00000          2.00            5.00            4.50
6801196640              2.250           5.00000          2.00            5.00            4.00
6803782090              2.250           5.00000          2.00            5.00            5.00
6805120158              2.250           5.00000          2.00            5.00            5.00
6805523591              2.250           5.00000          2.00            5.00            4.50
6805535462              2.250           5.00000          2.00            5.00            4.38
6806410632              2.250           5.00000          2.00            5.00            4.75
6808795048              2.250           5.00000          2.00            5.00            4.88
6808939554              2.250           5.00000          2.00            5.00            4.13
6809353540              2.250           5.00000          2.00            5.00            5.00
6809540922              2.250           5.00000          2.00            5.00            4.63
6809945980              2.250           5.00000          2.00            5.00            5.00
6810193372              2.250           5.00000          2.00            5.00            5.00
6810848256              2.250           5.00000          2.00            5.00            4.25
6811399127              2.250           5.00000          2.00            5.00            3.88
6811553913              2.250           5.00000          2.00            5.00            4.63
6811765525              2.250           5.00000          2.00            5.00            5.00
6811938080              2.250           5.00000          2.00            5.00            4.75
6812381009              2.250           5.00000          2.00            5.00            4.75
6812549944              2.250           5.00000          2.00            5.00            4.00
6812819255              2.250           5.00000          2.00            5.00            5.00
6813833560              2.250           5.00000          2.00            5.00            4.50
6813864730              2.250           5.00000          2.00            5.00            4.75
6814636558              2.250           5.00000          2.00            5.00            4.63
6814807837              2.250           5.00000          2.00            5.00            5.00
6815000994              2.250           5.00000          2.00            5.00            4.50
6815606162              2.250           5.00000          2.00            5.00            4.75
6815857195              2.250           5.00000          2.00            5.00            4.00
6815966665              2.250           5.00000          2.00            5.00            4.88
6816344003              2.250           5.00000          2.00            5.00            4.13
6817389817              2.250           5.00000          2.00            5.00            4.00
6817496885              2.250           5.00000          2.00            5.00            4.63
6818310333              2.250           5.00000          2.00            5.00            3.88
6818791623              2.250           5.00000          2.00            5.00            5.00
6819227247              2.250           5.00000          2.00            5.00            4.38
6819316339              2.250           5.00000          2.00            5.00            5.00
6819918902              2.250           5.00000          2.00            5.00            4.25
6820394085              2.250           5.00000          2.00            5.00            5.00
6820474671              2.250           5.00000          2.00            5.00            4.50
6820818109              2.250           5.00000          2.00            5.00            4.25
6821553119              2.250           5.00000          2.00            5.00            4.50
6821677116              2.250           5.00000          2.00            5.00            5.00
6822190978              2.250           5.00000          2.00            5.00            4.13
6822727977              2.250           5.00000          2.00            5.00            4.63
6823595779              2.250           5.00000          2.00            5.00            4.50
6823805111              2.250           5.00000          2.00            5.00            4.13
6824035668              2.250           5.00000          2.00            5.00            4.63
6824200502              2.250           5.00000          2.00            5.00            5.00
6824802786              2.250           5.00000          2.00            5.00            5.00
6825130989              2.250           5.00000          2.00            5.00            4.25
6825458935              2.250           5.00000          2.00            5.00            4.38
6825653048              2.250           5.00000          2.00            5.00            5.00
6825782839              2.250           5.00000          2.00            5.00            4.13
6826156231              2.250           5.00000          2.00            5.00            4.50
6826270180              2.250           5.00000          2.00            5.00            4.25
6826727007              2.250           5.00000          2.00            5.00            4.00
6827104883              2.250           5.00000          2.00            5.00            4.25
6828541125              2.250           5.00000          2.00            5.00            4.38
6828628872              2.250           5.00000          2.00            5.00            4.25
6828948403              2.250           5.00000          2.00            5.00            4.75
6829087656              2.250           5.00000          2.00            5.00            5.00
6829248209              2.250           5.00000          2.00            5.00            4.63
6829250494              2.250           5.00000          2.00            5.00            4.00
6829753414              2.250           5.00000          2.00            5.00            4.50
6830819469              2.250           5.00000          2.00            5.00            5.00
6831322976              2.250           5.00000          2.00            5.00            5.25
6831721169              2.250           5.00000          2.00            5.00            4.63
6831983520              2.250           5.00000          2.00            5.00            4.50
6832344565              2.250           5.00000          2.00            5.00            4.38
6832565003              2.250           5.00000          2.00            5.00            4.88
6833379032              2.250           5.00000          2.00            5.00            4.38
6833404954              2.250           5.00000          2.00            5.00            4.50
6834075761              2.250           5.00000          2.00            5.00            4.63
6834193127              2.250           5.00000          2.00            5.00            4.63
6834675065              2.250           5.00000          2.00            5.00            4.63
6834911320              2.250           5.00000          2.00            5.00            4.25
6834960293              2.250           5.00000          2.00            5.00            4.63
6836001484              2.250           5.00000          2.00            5.00            4.88
6836335064              2.250           5.00000          2.00            5.00            3.63
6838918586              2.250           5.00000          2.00            5.00            4.63
6838955364              2.250           5.00000          2.00            5.00            4.38
6839068134              2.250           5.00000          2.00            5.00            4.63
6839160493              2.250           5.00000          2.00            5.00            4.88
6839572093              2.250           5.00000          2.00            5.00            4.63
6840375627              2.250           5.00000          2.00            5.00            4.75
6840701764              2.250           5.00000          2.00            5.00            4.88
6840786435              2.250           5.00000          2.00            5.00            4.25
6842661537              2.250           5.00000          2.00            5.00            4.25
6842749621              2.250           5.00000          2.00            5.00            4.25
6842978261              2.250           5.00000          2.00            5.00            4.50
6843007649              2.250           5.00000          2.00            5.00            4.13
6843159903              2.250           5.00000          2.00            5.00            4.63
6843400398              2.250           5.00000          2.00            5.00            4.63
6843771103              2.250           5.00000          2.00            5.00            4.63
6844151339              2.250           5.00000          2.00            5.00            4.25
6844252780              2.250           5.00000          2.00            5.00            4.25
6844394087              2.250           5.00000          2.00            5.00            4.25
6844474368              2.250           5.00000          2.00            5.00            4.63
6844481744              2.250           5.00000          2.00            5.00            5.00
6845561551              2.250           5.00000          2.00            5.00            4.50
6845572293              2.250           5.00000          2.00            5.00            5.00
6846627708              2.250           5.00000          2.00            5.00            5.00
6846709563              2.250           5.00000          2.00            5.00            4.13
6846784616              2.250           5.00000          2.00            5.00            4.63
6846820584              2.250           5.00000          2.00            5.00            4.75
6847091474              2.250           5.00000          2.00            5.00            4.25
6847240881              2.250           5.00000          2.00            5.00            5.00
6848204548              2.250           5.00000          2.00            5.00            4.25
6848419880              2.250           5.00000          2.00            5.00            5.00
6848527922              2.250           5.00000          2.00            5.00            4.38
6848597412              2.250           5.00000          2.00            5.00            4.38
6848867724              2.250           5.00000          2.00            5.00            4.50
6849069999              2.250           5.00000          2.00            5.00            4.38
6850175008              2.250           5.00000          2.00            5.00            4.63
6850431120              2.250           5.00000          2.00            5.00            4.75
6851530599              2.250           5.00000          2.00            5.00            4.75
6851924057              2.250           5.00000          2.00            5.00            4.38
6852315933              2.250           5.00000          2.00            5.00            4.63
6852488227              2.250           5.00000          2.00            5.00            5.00
6852610507              2.250           5.00000          2.00            5.00            4.50
6852960894              2.250           5.00000          2.00            5.00            4.63
6853184395              2.250           5.00000          2.00            5.00            4.50
6853714860              2.250           5.00000          2.00            5.00            4.13
6853910062              2.250           5.00000          2.00            5.00            5.00
6854711923              2.250           5.00000          2.00            5.00            5.00
6854927099              2.250           5.00000          2.00            5.00            4.25
6854967178              2.250           5.00000          2.00            5.00            4.50
6855283070              2.250           5.00000          2.00            5.00            5.00
6855768823              2.250           5.00000          2.00            5.00            5.00
6856861031              2.250           5.00000          2.00            5.00            4.75
6857594763              2.250           5.00000          2.00            5.00            4.63
6858074948              2.250           5.00000          2.00            5.00            4.63
6858079772              2.250           5.00000          2.00            5.00            4.75
6858110254              2.250           5.00000          2.00            5.00            4.75
6858928879              2.250           5.00000          2.00            5.00            4.63
6858989798              2.250           5.00000          2.00            5.00            4.63
6859026327              2.250           5.00000          2.00            5.00            4.75
6859051440              2.250           5.00000          2.00            5.00            4.38
6859161116              2.250           5.00000          2.00            5.00            4.88
6859407154              2.250           5.00000          2.00            5.00            4.50
6860111365              2.250           5.00000          2.00            5.00            4.00
6860205217              2.250           5.00000          2.00            5.00            4.63
6860670121              2.250           5.00000          2.00            5.00            4.50
6860933370              2.250           5.00000          2.00            5.00            4.88
6861164843              2.250           5.00000          2.00            5.00            4.50
6861278072              2.250           5.00000          2.00            5.00            4.75
6862333231              2.250           5.00000          2.00            5.00            4.63
6862389233              2.250           5.00000          2.00            5.00            3.88
6863089451              2.250           5.00000          2.00            5.00            4.50
6863798572              2.250           5.00000          2.00            5.00            4.75
6864845133              2.250           5.00000          2.00            5.00            4.50
6865192022              2.250           5.00000          2.00            5.00            4.50
6865555988              2.250           5.00000          2.00            5.00            4.50
6866967067              2.250           5.00000          2.00            5.00            5.00
6867192947              2.250           5.00000          2.00            5.00            4.63
6867760438              2.250           5.00000          2.00            5.00            5.00
6867994508              2.250           5.00000          2.00            5.00            5.00
6868064020              2.250           5.00000          2.00            5.00            4.13
6868495075              2.250           5.00000          2.00            5.00            4.63
6869355476              2.250           5.00000          2.00            5.00            4.38
6870122675              2.250           5.00000          2.00            5.00            4.75
6870128656              2.250           5.00000          2.00            5.00            4.38
6871078520              2.250           5.00000          2.00            5.00            4.88
6871456999              2.250           5.00000          2.00            5.00            4.38
6871512171              2.250           5.00000          2.00            5.00            4.63
6872175960              2.250           5.00000          2.00            5.00            4.25
6873614199              2.250           5.00000          2.00            5.00            4.50
6874245159              2.250           5.00000          2.00            5.00            4.75
6874337410              2.250           5.00000          2.00            5.00            4.50
6875307313              2.250           5.00000          2.00            5.00            4.88
6875578038              2.250           5.00000          2.00            5.00            4.63
6875913771              2.250           5.00000          2.00            5.00            4.63
6876318657              2.250           5.00000          2.00            5.00            4.63
6876319986              2.250           5.00000          2.00            5.00            4.63
6876792521              2.250           5.00000          2.00            5.00            4.63
6877160488              2.250           5.00000          2.00            5.00            4.75
6877736303              2.250           5.00000          2.00            5.00            4.88
6878257549              2.250           5.00000          2.00            5.00            5.00
6878465985              2.250           5.00000          2.00            5.00            4.00
6878840849              2.250           5.00000          2.00            5.00            4.63
6879212287              2.250           5.00000          2.00            5.00            4.75
6879682794              2.250           5.00000          2.00            5.00            4.63
6880088262              2.250           5.00000          2.00            5.00            4.63
6880713158              2.250           5.00000          2.00            5.00            4.13
6880913105              2.250           5.00000          2.00            5.00            4.63
6881292335              2.250           5.00000          2.00            5.00            4.13
6881908666              2.250           5.00000          2.00            5.00            4.75
6882069815              2.250           5.00000          2.00            5.00            4.63
6883139914              2.250           5.00000          2.00            5.00            5.00
6883402767              2.250           5.00000          2.00            5.00            4.38
6883930882              2.250           5.00000          2.00            5.00            4.63
6884070613              2.250           5.00000          2.00            5.00            4.63
6884220804              2.250           5.00000          2.00            5.00            4.50
6884309821              2.250           5.00000          2.00            5.00            4.38
6884621639              2.250           5.00000          2.00            5.00            4.38
6885295375              2.250           5.00000          2.00            5.00            4.63
6885456274              2.250           5.00000          2.00            5.00            4.63
6885823689              2.250           5.00000          2.00            5.00            4.63
6886555991              2.250           5.00000          2.00            5.00            5.00
6886845905              2.250           5.00000          2.00            5.00            4.63
6887478557              2.250           5.00000          2.00            5.00            4.63
6887494257              2.250           5.00000          2.00            5.00            4.63
6887535125              2.250           5.00000          2.00            5.00            4.50
6887742614              2.250           5.00000          2.00            5.00            4.50
6888148266              2.250           5.00000          2.00            5.00            3.63
6889517600              2.250           5.00000          2.00            5.00            4.25
6890442574              2.250           5.00000          2.00            5.00            4.50
6891258318              2.250           5.00000          2.00            5.00            4.00
6892420511              2.250           5.00000          2.00            5.00            4.88
6892853737              2.250           5.00000          2.00            5.00            5.00
6893439148              2.250           5.00000          2.00            5.00            4.50
6893924263              2.250           5.00000          2.00            5.00            4.38
6894243614              2.250           5.00000          2.00            5.00            4.63
6894733150              2.250           5.00000          2.00            5.00            5.00
6894885067              2.250           5.00000          2.00            5.00            4.63
6895625371              2.250           5.00000          2.00            5.00            4.63
6896004790              2.250           5.00000          2.00            5.00            4.38
6896454599              2.250           5.00000          2.00            5.00            4.38
6897278195              2.250           5.00000          2.00            5.00            4.75
6897373285              2.250           5.00000          2.00            5.00            4.63
6897798614              2.250           5.00000          2.00            5.00            4.38
6898490583              2.250           5.00000          2.00            5.00            4.63
6899619263              2.250           5.00000          2.00            5.00            4.63
6899667122              2.250           5.00000          2.00            5.00            4.00
6900528107              2.250           5.00000          2.00            5.00            5.00
6901933397              2.250           5.00000          2.00            5.00            4.75
6902010070              2.250           5.00000          2.00            5.00            4.63
6902038527              2.250           5.00000          2.00            5.00            4.63
6902338836              2.250           5.00000          2.00            5.00            4.88
6902470761              2.250           5.00000          2.00            5.00            4.50
6904226617              2.250           5.00000          2.00            5.00            4.25
6904413751              2.250           5.00000          2.00            5.00            5.00
6904947352              2.250           5.00000          2.00            5.00            4.25
6906240749              2.250           5.00000          2.00            5.00            4.63
6906536021              2.250           5.00000          2.00            5.00            4.50
6907050055              2.250           5.00000          2.00            5.00            5.00
6907707381              2.250           5.00000          2.00            5.00            3.75
6907724378              2.250           5.00000          2.00            5.00            4.50
6908753764              2.250           5.00000          2.00            5.00            4.88
6909075688              2.250           5.00000          2.00            5.00            4.25
6909420736              2.250           5.00000          2.00            5.00            5.00
6909539527              2.250           5.00000          2.00            5.00            5.00
6909756477              2.250           5.00000          2.00            5.00            5.00
6909858893              2.250           5.00000          2.00            5.00            4.38
6910229233              2.250           5.00000          2.00            5.00            4.63
6910915518              2.250           5.00000          2.00            5.00            4.75
6911770797              2.250           5.00000          2.00            5.00            4.38
6911849435              2.250           5.00000          2.00            5.00            4.63
6913166184              2.250           5.00000          2.00            5.00            4.38
6914901241              2.250           5.00000          2.00            5.00            4.75
6914911844              2.250           5.00000          2.00            5.00            4.63
6914921827              2.250           5.00000          2.00            5.00            4.38
6915758194              2.250           5.00000          2.00            5.00            5.00
6916059360              2.250           5.00000          2.00            5.00            4.38
6916331108              2.250           5.00000          2.00            5.00            5.25
6917934058              2.250           5.00000          2.00            5.00            5.00
6918040863              2.250           5.00000          2.00            5.00            4.25
6918117182              2.250           5.00000          2.00            5.00            4.63
6918763571              2.250           5.00000          2.00            5.00            4.38
6919055704              2.250           5.00000          2.00            5.00            4.25
6919477536              2.250           5.00000          2.00            5.00            5.00
6920169189              2.250           5.00000          2.00            5.00            5.00
6921961634              2.250           5.00000          2.00            5.00            4.25
6922430654              2.250           5.00000          2.00            5.00            4.38
6923483272              2.250           5.00000          2.00            5.00            4.50
6923539412              2.250           5.00000          2.00            5.00            4.63
6923868845              2.250           5.00000          2.00            5.00            4.38
6925822899              2.250           5.00000          2.00            5.00            4.63
6925983162              2.250           5.00000          2.00            5.00            5.00
6926262459              2.250           5.00000          2.00            5.00            4.50
6926328680              2.250           5.00000          2.00            5.00            5.00
6926565075              2.250           5.00000          2.00            5.00            4.75
6926783751              2.250           5.00000          2.00            5.00            4.63
6927147709              2.250           5.00000          2.00            5.00            5.00
6927810215              2.250           5.00000          2.00            5.00            4.75
6928183125              2.250           5.00000          2.00            5.00            4.13
6928746905              2.250           5.00000          2.00            5.00            4.63
6929424452              2.250           5.00000          2.00            5.00            5.00
6929506498              2.250           5.00000          2.00            5.00            5.00
6930157026              2.250           5.00000          2.00            5.00            4.63
6930218257              2.250           5.00000          2.00            5.00            4.25
6930654964              2.250           5.00000          2.00            5.00            4.13
6931022286              2.250           5.00000          2.00            5.00            5.00
6931257718              2.250           5.00000          2.00            5.00            4.50
6931993684              2.250           5.00000          2.00            5.00            4.38
6932474627              2.250           5.00000          2.00            5.00            4.38
6932839381              2.250           5.00000          2.00            5.00            4.50
6933385053              2.250           5.00000          2.00            5.00            4.50
6933498799              2.250           5.00000          2.00            5.00            4.88
6933728484              2.250           5.00000          2.00            5.00            3.88
6933814367              2.250           5.00000          2.00            5.00            4.13
6934310274              2.250           5.00000          2.00            5.00            4.25
6934932465              2.250           5.00000          2.00            5.00            4.25
6936239257              2.250           5.00000          2.00            5.00            4.38
6936841557              2.250           5.00000          2.00            5.00            4.75
6936944625              2.250           5.00000          2.00            5.00            5.00
6937997234              2.250           5.00000          2.00            5.00            5.00
6938370365              2.250           5.00000          2.00            5.00            4.88
6940003830              2.250           5.00000          2.00            5.00            4.38
6940609198              2.250           5.00000          2.00            5.00            4.88
6940745158              2.250           5.00000          2.00            5.00            4.38
6940929240              2.250           5.00000          2.00            5.00            4.38
6942910313              2.250           5.00000          2.00            5.00            4.63
6943233715              2.250           5.00000          2.00            5.00            4.25
6943263910              2.250           5.00000          2.00            5.00            4.00
6943286804              2.250           5.00000          2.00            5.00            4.75
6943321122              2.250           5.00000          2.00            5.00            5.00
6943590650              2.250           5.00000          2.00            5.00            4.63
6943697901              2.250           5.00000          2.00            5.00            4.63
6943724168              2.250           5.00000          2.00            5.00            4.38
6943904547              2.250           5.00000          2.00            5.00            5.00
6944282877              2.250           5.00000          2.00            5.00            4.75
6944840815              2.250           5.00000          2.00            5.00            5.00
6945343330              2.250           5.00000          2.00            5.00            4.13
6945612536              2.250           5.00000          2.00            5.00            5.00
6946160683              2.250           5.00000          2.00            5.00            5.00
6947026115              2.250           5.00000          2.00            5.00            4.13
6947287931              2.250           5.00000          2.00            5.00            5.00
6948043549              2.250           5.00000          2.00            5.00            5.00
6948726069              2.250           5.00000          2.00            5.00            4.88
6948977480              2.250           5.00000          2.00            5.00            4.63
6949010554              2.250           5.00000          2.00            5.00            4.63
6949039496              2.250           5.00000          2.00            5.00            5.00
6949395906              2.250           5.00000          2.00            5.00            4.63
6949735515              2.250           5.00000          2.00            5.00            4.25
6950156767              2.250           5.00000          2.00            5.00            4.75
6950698859              2.250           5.00000          2.00            5.00            4.25
6950858529              2.250           5.00000          2.00            5.00            4.63
6951398913              2.250           5.00000          2.00            5.00            4.00
6951979886              2.250           5.00000          2.00            5.00            3.50
6952519855              2.250           5.00000          2.00            5.00            4.50
6952747860              2.250           5.00000          2.00            5.00            4.88
6953991343              2.250           5.00000          2.00            5.00            4.25
6954982788              2.250           5.00000          2.00            5.00            4.50
6954993785              2.250           5.00000          2.00            5.00            5.00
6955275844              2.250           5.00000          2.00            5.00            3.63
6955802886              2.250           5.00000          2.00            5.00            5.00
6956972415              2.250           5.00000          2.00            5.00            4.63
6957191262              2.250           5.00000          2.00            5.00            4.00
6957981563              2.250           5.00000          2.00            5.00            4.38
6958864909              2.250           5.00000          2.00            5.00            4.25
6959366250              2.250           5.00000          2.00            5.00            5.00
6959719169              2.250           5.00000          2.00            5.00            4.38
6960052246              2.250           5.00000          2.00            5.00            5.00
6961022768              2.250           5.00000          2.00            5.00            5.00
6961529721              2.250           5.00000          2.00            5.00            4.63
6961958144              2.250           5.00000          2.00            5.00            4.25
6962178627              2.250           5.00000          2.00            5.00            3.88
6962206600              2.250           5.00000          2.00            5.00            4.25
6962455298              2.250           5.00000          2.00            5.00            4.50
6962489842              2.250           5.00000          2.00            5.00            4.63
6962971690              2.250           5.00000          2.00            5.00            5.00
6962990641              2.250           5.00000          2.00            5.00            4.88
6964444266              2.250           5.00000          2.00            5.00            5.00
6964790429              2.250           5.00000          2.00            5.00            4.50
6966387356              2.250           5.00000          2.00            5.00            4.50
6966549807              2.250           5.00000          2.00            5.00            5.00
6966740109              2.250           5.00000          2.00            5.00            4.63
6967650067              2.250           5.00000          2.00            5.00            5.00
6967691657              2.250           5.00000          2.00            5.00            4.75
6968170842              2.250           5.00000          2.00            5.00            5.25
6968684198              2.250           5.00000          2.00            5.00            4.50
6969460515              2.250           5.00000          2.00            5.00            4.50
6970180110              2.250           5.00000          2.00            5.00            4.75
6970592983              2.250           5.00000          2.00            5.00            4.50
6971894636              2.250           5.00000          2.00            5.00            5.00
6974087113              2.250           5.00000          2.00            5.00            4.63
6974574698              2.250           5.00000          2.00            5.00            4.63
6974781939              2.250           5.00000          2.00            5.00            4.50
6974841089              2.250           5.00000          2.00            5.00            4.75
6975097715              2.250           5.00000          2.00            5.00            4.50
6975761096              2.250           5.00000          2.00            5.00            4.75
6976034501              2.250           5.00000          2.00            5.00            4.50
6976421914              2.250           5.00000          2.00            5.00            5.00
6976532041              2.250           5.00000          2.00            5.00            5.00
6976796059              2.250           5.00000          2.00            5.00            4.25
6977494514              2.250           5.00000          2.00            5.00            4.75
6977730313              2.250           5.00000          2.00            5.00            5.00
6977755500              2.250           5.00000          2.00            5.00            5.00
6978012182              2.250           5.00000          2.00            5.00            4.63
6978054895              2.250           5.00000          2.00            5.00            5.00
6979028195              2.250           5.00000          2.00            5.00            4.88
6979048532              2.250           5.00000          2.00            5.00            4.50
6980194978              2.250           5.00000          2.00            5.00            4.50
6982045467              2.250           5.00000          2.00            5.00            4.25
6982648658              2.250           5.00000          2.00            5.00            4.38
6983185742              2.250           5.00000          2.00            5.00            4.38
6983283760              2.250           5.00000          2.00            5.00            4.25
6984649704              2.250           5.00000          2.00            5.00            4.63
6985093852              2.250           5.00000          2.00            5.00            4.25
6985406823              2.250           5.00000          2.00            5.00            5.00
6985409561              2.250           5.00000          2.00            5.00            4.50
6985534293              2.250           5.00000          2.00            5.00            4.50
6985646717              2.250           5.00000          2.00            5.00            4.25
6986708888              2.250           5.00000          2.00            5.00            4.13
6986921101              2.250           5.00000          2.00            5.00            5.00
6987536825              2.250           5.00000          2.00            5.00            5.00
6987815146              2.250           5.00000          2.00            5.00            4.88
6988457823              2.250           5.00000          2.00            5.00            4.50
6988693906              2.250           5.00000          2.00            5.00            5.00
6988821457              2.250           5.00000          2.00            5.00            5.00
6989860363              2.250           5.00000          2.00            5.00            5.00
6990401710              2.250           5.00000          2.00            5.00            5.00
6990516780              2.250           5.00000          2.00            5.00            5.00
6990739846              2.250           5.00000          2.00            5.00            4.50
6991173367              2.250           5.00000          2.00            5.00            4.63
6991527331              2.250           5.00000          2.00            5.00            4.00
6993380192              2.250           5.00000          2.00            5.00            4.75
6993615878              2.250           5.00000          2.00            5.00            3.75
6993781167              2.250           5.00000          2.00            5.00            4.25
6993931093              2.250           5.00000          2.00            5.00            4.63
6994892294              2.250           5.00000          2.00            5.00            4.38
6995683486              2.250           5.00000          2.00            5.00            5.00
6995757603              2.250           5.00000          2.00            5.00            4.75
6995786784              2.250           5.00000          2.00            5.00            5.00
6995854848              2.250           5.00000          2.00            5.00            4.63
6995855894              2.250           5.00000          2.00            5.00            4.63
6996022627              2.250           5.00000          2.00            5.00            4.50
6996264369              2.250           5.00000          2.00            5.00            5.00
6996797525              2.250           5.00000          2.00            5.00            3.88
6996971021              2.250           5.00000          2.00            5.00            4.38
6999181479              2.250           5.00000          2.00            5.00            4.38
6999391060              2.250           5.00000          2.00            5.00            5.00
6999535609              2.250           5.00000          2.00            5.00            4.50
6999737700              2.250           5.00000          2.00            5.00            4.38
---------------------------------------------------------------------------------------------

            Loan Count:                                               2,223
            Scheduled PB:                                 $1,037,948,547.27
            Interest Rate W/A:                                        6.749
            Unpaid PB W/A:                                          466,913
            Remaining Term W/A:                                         358

                                    EXHIBIT E

                        REQUEST FOR RELEASE OF DOCUMENTS

                                     [date]


To:   The Bank of New York
      5 Penn. Plaza - 16th Floor
      New York, New York 10001
      Attn:  Inventory Control

      Re: The Pooling and Servicing Agreement dated October 23, 2001, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee

            In connection with the administration of the Mortgage Loans held by you, as Custodian, pursuant to the above-captioned Pooling and Servicing Agreement, we request the release, and hereby acknowledge receipt, of the Mortgage File for the Mortgage Loan described below, for the reason indicated.

Mortgage Loan Number:
--------------------

Mortgagor Name, Address & Zip Code:
----------------------------------

Reason for Requesting Documents (check one)
-------------------------------------------

____  1.    Mortgage Paid in Full

____  2.    Foreclosure

____  3.    Substitution

____  4.    Other Liquidation

____  5.    Nonliquidation                      Reason: ___________________

                                       By:
                                          _____________________________________
                                          (authorized signer of Bank of
                                          America Mortgage Securities, Inc.)


                                       Issuer:_________________________________

                                       Address:________________________________
                                       ________________________________________

                                       Date:___________________________________

Custodian
The Bank of New York
Please acknowledge the execution of the above request by your signature and date below:


__________________________________  _______________
Signature   Date

Documents returned to Custodian:


__________________________________  _______________
Custodian   Date

                                    EXHIBIT F

                FORM OF CERTIFICATION OF ESTABLISHMENT OF ACCOUNT


                                     [Date]


            [_______________] hereby certifies that it has established a [__________] Account pursuant to Section [________] of the Pooling and Servicing Agreement, dated October 23, 2001, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee.


                              [__________________],

                                     By:_______________________________________

                                     Name:_____________________________________

                                     Title:____________________________________

                                   EXHIBIT G-1

                         FORM OF TRANSFEROR CERTIFICATE
                      FOR TRANSFERS OF PRIVATE CERTIFICATES

                                     [Date]

The Bank of New York
5 Penn Plaza - 16th Floor
New York, New York  10001

      Re: Bank of America Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2001-F, Class ___, having an initial aggregate Certificate Balance as of October 23, 2001 of $___________

Ladies and Gentlemen:

            This letter is delivered to you in connection with the transfer by [______________] (the "Transferor") to [______________] (the "Transferee") of
the captioned Certificates (the "Transferred Certificates"), pursuant to Section
6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated October 23, 2001, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Trustee, that:

            1. The Transferor is the lawful owner of the Transferred Certificates with the full right to transfer such Certificates free from any and all claims and encumbrances whatsoever.

            2. Neither the Transferor nor anyone acting on its behalf has (a) offered, transferred, pledged, sold or otherwise disposed of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security with any person in any manner, (d) made any general solicitation with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security by means of general advertising or in any other manner, or (e) taken any other action with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security, which (in the case of any of the acts described in clauses (a) through (e) hereof) would constitute a distribution of the Transferred Certificates under the Securities Act of 1933, as amended (the "1933 Act"), would render the disposition of the Transferred Certificates a violation of Section 5 of the 1933 Act or any state securities laws, or would require registration or qualification of the Transferred Certificates pursuant to the 1933 Act or any state securities laws.

                                    Very truly yours,


                                    ___________________________________________
                                    (Transferor)

                                     By:_______________________________________

                                     Name:_____________________________________

                                     Title:____________________________________

                                  EXHIBIT G-2A

                        FORM I OF TRANSFEREE CERTIFICATE
                      FOR TRANSFERS OF PRIVATE CERTIFICATES

                                     [Date]

The Bank of New York
5 Penn Plaza - 16th Floor
New York, New York 10001

      Re: Bank of America Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2001-F, Class ___, having an initial aggregate Certificate Balance as of October 23, 2001 of $_________]

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by [_______________] (the "Transferor") to [_________________________________] (the
"Transferee") of the captioned Certificates (the "Transferred Certificates"), pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated October 23, 2001, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Trustee, that:

            1. The Transferee is a "qualified institutional buyer" (a "Qualified Institutional Buyer") as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended (the "1933 Act"), and has completed one of the forms of certification to that effect attached hereto as Annex 1 and Annex 2. The Transferee is aware that the sale to it is being made in reliance on Rule 144A. The Transferee is acquiring the Transferred Certificates for its own account or for the account of another Qualified Institutional Buyer, and understands that such Transferred Certificates may be resold, pledged or transferred only (a) to a person reasonably believed to be a Qualified Institutional Buyer that purchases for its own account or for the account of another Qualified Institutional Buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (b) pursuant to another exemption from registration under the 1933 Act.

            2. The Transferee has been furnished with all information regarding
      (a) the Depositor, (b) the Transferred Certificates and distributions thereon, (c) the nature, performance and servicing of the Mortgage Loans,
      (d) the Pooling and Servicing Agreement and the Trust created pursuant thereto, (e) any credit enhancement mechanism associated with the Transferred Certificate, and (f) all related matters, that it has requested.

            3. If the Transferee proposes that the Transferred Certificates be registered in the name of a nominee, such nominee has completed the Nominee Acknowledgment below.

                                    Very truly yours,

                                    ___________________________________________
                                   (Transferor)

                                    By:________________________________________

                                    Name:______________________________________

                                    Title:_____________________________________

                             Nominee Acknowledgment
                             ----------------------

            The undersigned hereby acknowledges and agrees that as to the Transferred Certificates being registered in its name, the sole beneficial owner thereof is and shall be the Transferee identified above, for whom the undersigned is acting as nominee.

                                     __________________________________________
                                    (Nominee)

                                    By:________________________________________

                                    Name:______________________________________

                                    Title:_____________________________________

                             ANNEX 1 TO EXHIBIT G-2A


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

          [For Transferees Other Than Registered Investment Companies]


            The undersigned hereby certifies as follows to [__________________] (the "Transferor") and The Bank of New York, as Trustee, with respect to the mortgage pass-through certificates (the "Transferred Certificates") described in the Transferee certificate to which this certification relates and to which this certification is an Annex:

            1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the "Transferee").

            2. The Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended, because (i) the Transferee owned and/or invested on a discretionary basis $______________________1 in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Transferee satisfies the criteria in the category marked below.

      ___ Corporation, etc. The Transferee is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986.

      ___ Bank. The Transferee (a) is a national bank or a banking institution organized under the laws of any state, U.S. territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the state or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Transferred Certificates in the case of a U.S. bank, and not more than 18 months preceding such date of sale in the case of a foreign bank or equivalent institution.

      ___ Savings and Loan. The Transferee (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a state or federal authority having supervision over any such institutions, or is a foreign savings and loan association or equivalent institute and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Transferred Certificates in the case of a U.S. savings and loan association, and not more than 18 months preceding such date of sale in the case of a foreign savings and loan association or equivalent institution.

      ___   Broker-dealer. The Transferee is a dealer registered pursuant to
            Section 15 of the Securities Exchange Act of 1934, as amended.

      ___ Insurance Company. The Transferee is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a state, U.S. territory or the District of Columbia.

      ___ State or Local Plan. The Transferee is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of the state or its political subdivisions, for the benefit of its employees.

      ___ ERISA Plan. The Transferee is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

      ___ Investment Advisor. The Transferee is an investment advisor registered under the Investment Advisers Act of 1940.

      ___ Other. (Please supply a brief description of the entity and a cross-reference to the paragraph and subparagraph under subsection
            (a)(1) of Rule 144A pursuant to which it qualifies. Note that registered investment companies should complete Annex 2 rather than this Annex 1.)

--------
1 Transferee must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Transferee is a dealer, and, in that case, Transferee must own and/or invest on a discretionary basis at least $10,000,000 in securities.


            3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee, (ii) securities that are part of an unsold allotment to or subscription by the Transferee, if the Transferee is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee did not include any of the securities referred to in this paragraph.

            4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee used the cost of such securities to the Transferee, unless the Transferee reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities were valued at market. Further, in determining such aggregate amount, the Transferee may have included securities owned by subsidiaries of the Transferee, but only if such subsidiaries are consolidated with the Transferee in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Transferee's direction. However, such securities were not included if the Transferee is a majority-owned, consolidated subsidiary of another enterprise and the Transferee is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

            5. The Transferee is familiar with Rule 144A and understands that the Transferor and other parties related to the Transferred Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee may be in reliance on Rule 144A.

            ____  ____           Will the Transferee be purchasing the
            Yes   No             Transferred Certificates only for the
                                 Transferee's own account?

            6. If the answer to the foregoing question is "no," then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

            7. The Transferee will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Transferee's purchase of the Transferred Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Transferee is a bank or savings and loan as provided above, the Transferee agrees that it will furnish to such parties any updated annual financial statements that become available on or before the date of such purchase, promptly after they become available.

                                    ___________________________________________
                                    Print Name of Transferee

                                    By:________________________________________

                                    Name:______________________________________

                                    Title:_____________________________________

                                    Date:______________________________________

                                                       ANNEX 2 TO EXHIBIT G-2A


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

           [For Transferees That Are Registered Investment Companies]


            The undersigned hereby certifies as follows to [_________________] (the "Transferor") and The Bank of New York, as Trustee, with respect to the mortgage pass-through certificates (the "Transferred Certificates") described in the Transferee certificate to which this certification relates and to which this certification is an Annex:

            1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the "Transferee") or, if the Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended, because the Transferee is part of a Family of Investment Companies (as defined below), is an executive officer of the investment adviser (the "Adviser").

            2. The Transferee is a "qualified institutional buyer" as defined in Rule 144A because (i) the Transferee is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Transferee alone owned and/or invested on a discretionary basis, or the Transferee's Family of Investment Companies owned, at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year. For purposes of determining the amount of securities owned by the Transferee or the Transferee's Family of Investment Companies, the cost of such securities was used, unless the Transferee or any member of the Transferee's Family of Investment Companies, as the case may be, reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities of such entity were valued at market.

      ____ The Transferee owned and/or invested on a discretionary basis $____________________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

      ____ The Transferee is part of a Family of Investment Companies which owned in the aggregate $__________________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

            3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

            4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee or are part of the Transferee's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements,
(v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, or owned by the Transferee's Family of Investment Companies, the securities referred to in this paragraph were excluded.

            5. The Transferee is familiar with Rule 144A and understands that the Transferor and other parties related to the Transferred Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee will be in reliance on Rule 144A.

            ____  ____           Will the Transferee be purchasing the
            Yes   No             Transferred Certificates only for the
                                 Transferee's own account?

            6. If the answer to the foregoing question is "no," then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

            7. The undersigned will notify the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Transferee's purchase of the Transferred Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.


                                    ___________________________________________
                                    Print Name of Transferee or Adviser

                                    By:________________________________________

                                    Name:______________________________________

                                    Title:_____________________________________

                                    IF AN ADVISER:

                                    ___________________________________________
                                    Print Name of Transferee

                                    By:________________________________________

                                    Date:______________________________________

                                  EXHIBIT G-2B

                        FORM II OF TRANSFEREE CERTIFICATE
                      FOR TRANSFERS OF PRIVATE CERTIFICATES

                                     [Date]

The Bank of New York
5 Penn Plaza - 16th Floor
New York, New York 10001

      Re: Bank of America Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2001-F, Class ___, having an initial aggregate Certificate Principal Balance as of October 23, 2001 of $_________

Ladies and Gentlemen:

            This letter is delivered to you in connection with the transfer by [_______________________] (the "Transferor") to [____________________________]
(the "Transferee") of the captioned Certificates (the "Transferred Certificates"), pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated October 23, 2001, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Trustee, that:

            1. Transferee is acquiring the Transferred Certificates for its own account for investment and not with a view to or for sale or transfer in connection with any distribution thereof, in whole or in part, in any manner which would violate the Securities Act of 1933, as amended (the "1933 Act"), or any applicable state securities laws.

            2. Transferee understands that (a) the Transferred Certificates have not been and will not be registered under the 1933 Act or registered or qualified under any applicable state securities laws, (b) neither the Depositor nor the Trustee is obligated so to register or qualify the Transferred Certificates and (c) neither the Transferred Certificates nor any security issued in exchange therefor or in lieu thereof may be resold or transferred unless such resale or transfer is exempt from the registration requirements of the 1933 Act and any applicable state securities laws or is made in accordance with the 1933 Act and laws, in which case (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both.

            3. The Transferee understands that it may not sell or otherwise transfer the Transferred Certificates, any security issued in exchange therefor or in lieu thereof or any interest in the foregoing except in compliance with the provisions of Section 6.02 of the Pooling and Servicing Agreement, which provisions it has carefully reviewed, and that the Transferred Certificates will bear legends substantially to the following effect:

      THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

      UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO BENEFIT
      PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH BENEFIT PLAN AND ALL OTHER BENEFIT PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER
      SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

            4. Neither the Transferee nor anyone acting on its behalf has (a) offered, transferred, pledged, sold or otherwise disposed of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security with any person in any manner, (d) made any general solicitation by means of general advertising or in any other manner, or (e) taken any other action, that (in the case of any of the acts described in clauses (a) through (e) above) would constitute a distribution of the Transferred Certificates under the 1933 Act, would render the disposition of the Transferred Certificates a violation of Section 5 of the 1933 Act or any state securities law or would require registration or qualification of the Transferred Certificates pursuant thereto. The Transferee will not act, nor has it authorized nor will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to the Transferred Certificates, any interest in the Transferred Certificates or any other similar security.

            5. The Transferee has been furnished with all information regarding
(a) the Depositor, (b) the Transferred Certificates and distributions thereon,
(c) nature, performance and servicing of the Mortgage Loans., (d) the Pooling and Servicing Agreement and the Trust created pursuant thereto, (e) any credit enhancement mechanism associated with the Transferred Certificates, and (f) all related matters, that it has requested.

            6. The Transferee is an "accredited investor" within the meaning of paragraph (1), (2), (3) or (7) of Rule 501 (a) under the 1933 Act or an entity in which all the equity owners come within such paragraphs and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Transferred Certificates; the Transferee has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Transferee is able to bear the economic risks of such an investment and can afford a complete loss of such investment.

            7. If the Transferee proposes that the Transferred Certificates be registered in the name of a nominee, such nominee has completed the Nominee Acknowledgment below.

                                    Very truly yours,

                                    ___________________________________________
                                    (Transferee)

                                    By:________________________________________

                                    Name:______________________________________

                                    Title:_____________________________________

                                    Date:______________________________________

                             Nominee Acknowledgment
                             ----------------------

            The undersigned hereby acknowledges and agrees that as to the Transferred Certificates being registered in its name, the sole beneficial owner thereof is and shall be the Transferee identified above, for whom the undersigned is acting as nominee.

                                    ___________________________________________
                                    (Nominee)

                                    By:________________________________________

                                    Name:______________________________________

                                    Title:_____________________________________

                                    EXHIBIT H

                    FORM OF TRANSFEREE REPRESENTATION LETTER
                    FOR BENEFIT PLAN-RESTRICTED CERTIFICATES

The Bank of New York
5 Penn Plaza - 16th Floor
New York, New York 10001

      Re: Bank of America Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2001-F, Class ___, having an initial aggregate Certificate Principal Balance as of October 23, 2001 of $_________

Ladies and Gentlemen:

            This letter is delivered to you in connection with the transfer by [_______________________] (the "Transferor") to [____________________________]
(the "Transferee") of the captioned Certificates (the "Transferred Certificates"), pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated October 23, 2001, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement.

            The Transferee hereby certifies, represents and warrants to you, as Trustee, either that:

            (a) it is not, and is not acting on behalf of, an employee benefit plan or arrangement, including an individual retirement account, subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), the Internal Revenue Code of 1986, as amended (the "Code"), or any federal, state or local law ("Similar Law") which is similar to ERISA or the Code (collectively, a "Plan"), and it is not using the assets of any such Plan to effect the purchase of the Transferred Certificates; or

            (b) it is an insurance company and the source of funds used to purchase the Transferred Certificates is an "insurance company general account" (as defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTE 95-60"), 60 Fed. Reg. 35925 (July 12, 1995)), there is no Plan with respect to which the amount of such general account's reserves and liabilities for the contract(s) held by or on behalf of such Plan and all other Plans maintained by the same employer (or affiliate thereof as defined in Section V(a)(1) of PTE 95-60) or by the same employee organization exceeds 10% of the total of all reserves and liabilities of such general account (as such amounts are determined under Section I(a) of PTE 95-60) at the date of acquisition and all Plans that have an interest in such general account are Plans to which PTE 95-60 applies.

Capitalized terms used in and not otherwise defined herein shall have the meaning assigned to them in the Pooling and Servicing Agreement.

                                    Very truly yours,

                                    ___________________________________________
                                    (Transferee)

                                    By:________________________________________

                                    Name:______________________________________

                                    Title:_____________________________________

                                    Date:______________________________________

                                    EXHIBIT I

                     FORM OF AFFIDAVIT REGARDING TRANSFER OF
                  RESIDUAL CERTIFICATE PURSUANT TO SECTION 6.02

                    Bank of America Mortgage Securities, Inc.
                       Mortgage Pass-Through Certificates,
                                  Series 2001-F

STATE OF               )
                       )  ss:
COUNTY OF              )

            The undersigned, being first duly sworn, deposes and says as follows:

            1. The undersigned is an officer of _______________________________, the proposed transferee (the "Transferee") of the Class [A-R] [A-LR] Certificate (the "Residual Certificate") issued pursuant to the Pooling and Servicing Agreement, dated October 23, 2001, (the "Agreement"), relating to the above-referenced Series, by and among Bank of America Mortgage Securities, Inc., as depositor (the "Depositor"), Bank of America, N.A., as servicer, and The Bank of New York, as trustee. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement. The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee.

            2. The Transferee is, as of the date hereof, and will be, as of the date of the transfer, a Permitted Transferee. The Transferee is acquiring the Residual Certificate either (i) for its own account or (ii) as nominee, trustee or agent for another Person who is a Permitted Transferee and has attached hereto an affidavit from such Person in substantially the same form as this affidavit. The Transferee has no knowledge that any such affidavit is false.

            3. The Transferee has been advised of, and understands that (i) a tax will be imposed on Transfers of the Residual Certificate to Persons that are not Permitted Transferees; (ii) such tax will be imposed on the transferor, or, if such transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is not a Permitted Transferee, on the agent; and
(iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a Permitted Transferee and, at the time of transfer, such Person does not have actual knowledge that the affidavit is false.

            4. The Transferee has been advised of, and understands that a tax will be imposed on a "pass-through entity" holding the Certificate if at any time during the taxable year of the pass-through entity a Person that is not a Permitted Transferee is the record Holder of an interest in such entity. The Transferee understands that, other than in the case of an "electing large partnership" under Section 775 of the Code, such tax will not be imposed for any period with respect to which the record Holder furnishes to the pass-through entity an affidavit that such record Holder is a Permitted Transferee and the pass-through entity does not have actual knowledge that such affidavit is false. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as a nominee for another Person.)

            5. The Transferee has reviewed the provisions of Section 6.02 of the Agreement and understands the legal consequences of the acquisition of the Residual Certificate including, without limitation, the restrictions on subsequent Transfers and the provisions regarding voiding the transfer and mandatory sales. The Transferee expressly agrees to be bound by and to abide by the provisions of Section 6.02 of the Agreement and the restrictions noted on the face of the Certificate. The Transferee understands and agrees that any breach of any of the representations included herein shall render the transfer to the Transferee contemplated hereby null and void.

            6. The Transferee agrees to require a transfer affidavit in the form of this Affidavit from any Person to whom the Transferee attempts to transfer the Residual Certificate, and in connection with any transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not transfer the Residual Certificate or cause the Residual Certificate to be transferred to any Person that the Transferee knows is not a Permitted Transferee.

            7. The Transferee historically has paid its debts as they have become due.

            8. The Transferee does not have the intention to impede the assessment or collection of any tax legally required to be paid with respect to the Residual Certificate.

            9. The Transferee's taxpayer identification number is _____________.

            10. The Transferee is a U.S. Person as defined in Code Section 7701(a)(30).

            11. The Transferee is aware that the Residual Certificate may be a "noneconomic residual interest" within the meaning of proposed Treasury Regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax. The Transferee understands that it may incur tax liabilities with respect to the Residual Certificate in excess of cash flows generated thereby, and agrees to pay taxes associated with holding the Residual Certificate as such taxes become due.

            12. The Transferee is not an employee benefit plan or arrangement, including an individual retirement account, subject to ERISA, the Code or any federal, state or local law which is similar to ERISA or the Code, and the Transferee is not acting on behalf of such a plan or arrangement.

                                    * * *

            IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer this _____ day of ________________, ____.



                                    ___________________________________________
                                    Print Name of Transferee

                                    By:
                                       ________________________________________
                                       Name:
                                       Title:

            Personally appeared before me the above-named ____________________, known or proved to me to be the same person who executed the foregoing instrument and to be the _______________________ of the Transferee, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

            Subscribed and sworn before me this _____ day of ___________, _____



                                    ___________________________________________
                                                  NOTARY PUBLIC

                                    My Commission expires the ____ day of
                                    _______________, _____

                                    EXHIBIT J

                     CONTENTS OF THE SERVICER MORTGAGE FILE

1.    Copies of Mortgage Loans Documents.

2.    Residential loan application.

3.    Mortgage Loan closing statement.

4.    Verification of employment and income, if required.

5.    Verification of acceptable evidence of source and amount of downpayment.

6. Credit report on Mortgagor, in a form acceptable to either FNMA or FHLMC.

7.    Residential appraisal report.

8.    Photograph of the Mortgaged Property.

9. Survey of the Mortgaged Property, unless a survey is not required by the title insurer.

10. Copy of each instrument necessary to complete identification of any exception set forth in the exception schedule in the title policy, i.e., map or plat, restrictions, easements, home owner association declarations, etc.

11.   Copies of all required disclosure statements.

12. If applicable, termite report, structural engineer's report, water potability and septic certification.

13.   Sales Contract, if applicable.

14. The Primary Insurance Policy or certificate of insurance or an electronic notation of the existence of such policy, where required pursuant to the Agreement.

15. Evidence of electronic notation of the hazard insurance policy, and if required by law, evidence of the flood insurance policy.

                                    EXHIBIT K
                       FORM OF SPECIAL SERVICING AGREEMENT


            This Special Servicing Agreement (the "Agreement") is made and entered into as of ___________________, between Bank of America, N.A. (the "Servicer") and ___________________ (the "Loss Mitigation Advisor ").

                              PRELIMINARY STATEMENT


            _________________ (the "Purchaser") is the holder of the entire interest in Bank of America Mortgage Securities, Inc.; Mortgage Pass-Through Certificates, Series ______, Class ____ (the "Class B Certificates"). The Class B Certificates were issued pursuant to a Pooling and Servicing Agreement dated ___________________among Bank of America Mortgage Securities, Inc., as depositor (the "Depositor"), the Servicer, and The Bank of New York, as Trustee.

            The Purchaser has requested the Servicer to engage the Loss Mitigation Advisor, at the Purchaser's expense, to assist the Servicer with respect to default management and reporting situations for the benefit of the Purchaser.

            In consideration of the mutual agreements herein contained, the receipt and sufficiency of which are hereby acknowledged, the Servicer hereby engages the Loss Mitigation Advisor to provide advice in connection with default management and reporting situations with respect to defaulted loans, including providing to the Servicer recommendations with respect to foreclosures, the acceptance of so-called short payoffs, deeds in lieu of or in aid of foreclosure and deficiency notes, as well as with respect to the sale of REO properties. The Loss Mitigation Advisor hereby accepts such engagement, and acknowledges that its fees will be paid by the Purchaser and not the Servicer, and that it will not look to the Servicer for financial remuneration. It is the intent of the parties to this Agreement that the services of the Loss Mitigation Advisor are provided without fee to the Servicer for the benefit of the Purchaser for the life of the Class B Certificates.

                                    ARTICLE I

                                   DEFINITIONS

            Section 1.01. Defined Terms.
                          -------------

            Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

            Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York are required or authorized by law or executive order to be closed.

            Commencement of Foreclosure: The first official action required under local law in order to commence foreclosure proceedings or to schedule a trustee's sale under a deed of trust, including (i) in the case of a mortgage, any filing or service of process necessary to commence an action to foreclose, or (ii) in the case of a deed of trust, the posting, publishing, filing or delivery of a notice of sale.

            Delay of Foreclosure: The postponement for more than three Business Days of the scheduled sale of Mortgaged Property to obtain satisfaction of a Mortgage Loan.

            Loss Mitigation Advisor:  ______________.

            Purchaser: _______________________, or the holder of record of the Class B Certificates.

            Short Payoff: Liquidation of a Mortgage Loan at less than the full amount of the outstanding balance of the Mortgage Loan plus advances and costs through a negotiated settlement with the borrower, which may include a deed-in-lieu of foreclosure or sale of the property or of the promissory note secured by the collateral property to a third party, in either case with or without a contribution toward any resulting deficiency by the borrower.

            Section 1.02. Definitions Incorporated by Reference.
                          -------------------------------------

            All capitalized terms not otherwise defined in this Agreement shall have the meanings assigned in the Pooling and Servicing Agreements.

                                   ARTICLE II

                          SPECIAL SERVICING PROCEDURES

            Section 2.01. Reports and Notices.
                          -------------------

            (a) In connection with the performance of its duties under the Pooling and Servicing Agreement relating to the realization upon defaulted Mortgage Loans, the Servicer shall use reasonable efforts to provide to the Loss Mitigation Advisor with the following notices and reports. All such notices and reports may be sent to the Loss Mitigation Advisor by telecopier, electronic mail, express mail or regular mail.

            (i) The Servicer shall within five Business Days after each Distribution Date either: (A) provide to the Loss Mitigation Advisor a written or electronic report, using the same methodology and calculations as in its standard servicing reports, indicating for the trust fund formed by the Pooling and Servicing Agreement, the number of Mortgage Loans that are (1) sixty days delinquent, (2) ninety days or more delinquent, (3) in foreclosure or (4) real estate owned (REO), and indicating for each such Mortgage Loan the loan number, whether the loan is in bankruptcy or paying under the terms of a repayment plan, the reason for default, and outstanding principal balance; or (B) provide the information detailed in
      (A) to a data service provider of the Loss Mitigation Advisor's choice in an electronic format acceptable to that data service provider. Provision of the information to a service provider other than that specified by the Loss Mitigation Advisor is acceptable.

            (ii) Prior to a Delay of Foreclosure in connection with any Mortgage Loan, the Servicer shall provide the Loss Mitigation Advisor with a notice of such proposed and imminent delay, stating the loan number, the aggregate amount owing under the Mortgage Loan, and the reason and justification for delaying foreclosure action. All notices and supporting documentation pursuant to this subsection may be provided via telecopier, express mail or electronic mail.

            (iii) Prior to accepting any Short Payoff in connection with any Mortgage Loan, the Servicer shall provide the Loss Mitigation Advisor with a notice of such proposed and imminent Short Payoff, stating the loan number, the aggregate amount owing under the Mortgage Loan, and the justification for accepting the proposed Short Payoff. Such notice may be sent by telecopier, express mail, electronic mail or regular mail.

            (iv) Within five (5) business days of each Distribution Date, the Servicer shall provide the Loss Mitigation Advisor with a report listing each loan that has resulted in a realized loss that has been reported to the trustee. Such report shall specify the loan number, the outstanding principal balance of the loan upon its liquidation, the realized loss, and the following components of realized loss: foreclosure costs, advances, mortgage insurance proceeds, marketing and property rehabilitation costs, and other costs. Such report may be provided by telecopier, express mail, regular mail or electronic mail. The Loss Mitigation Advisor shall have at least ten (10) business days in which to respond with reasonable questions or requests for additional information regarding the amounts reported as realized losses, and the Servicer shall within five (5) business days of receipt of the Loss Mitigation Advisor's questions or additional information requests provide responses to such questions and requests.

            (v) Within five (5) business days of receipt by the Servicer of an offer to acquire an REO property at an amount that is more than 15% below the most recent market valuation of that property obtained by the Servicer (or if no such valuation has been obtained, the appraisal used in connection with the originating of the related Mortgage Loan), the Servicer shall notify the Loss Mitigation Advisor of such offer and shall provide a justification for accepting such offer, if that is the Servicer's recommendation.

            (vi) Within five (5) business days of receipt by the Servicer that a claim filed for mortgage insurance, or any part thereof, has been rejected by the mortgage insurance provider, the Servicer shall provide a copy of the rejected claim with explanations for the item or items rejected to the Loss Mitigation Advisor.

            (vii) Within five (5) business days of providing the trustee with any notice regarding a mortgage loan substitution, loan modification, or loan repurchase, the Servicer shall provide the Loss Mitigation Advisor with a copy of the notice.

            (b) If requested by the Loss Mitigation Advisor, the Servicer shall make its servicing personnel available during its normal business hours to respond to reasonable inquiries, in writing by facsimile transmission, express mail or electronic mail, by the Loss Mitigation Advisor in connection with any Mortgage Loan identified in a report under subsection 2.01 (a)(i), (a)(ii),
(a)(iii) or (a)(iv) which has been given to the Loss Mitigation Advisor; provided that the Servicer shall only be required to provide information that is readily accessible to their servicing personnel.

            (c) In addition to the foregoing, the Servicer shall provide to the Loss Mitigation Advisor such information as the Loss Mitigation Advisor may reasonably request concerning each Mortgage Loan that is at least sixty days delinquent and each Mortgage Loan which has become real estate owned, provided that the Servicer shall only be required to provide information that is readily accessible to its servicing personnel.

            (d) With respect to all Mortgage Loans which are serviced at any time by the Servicer through a subservicer, the Servicer shall be entitled to rely for all purposes hereunder, including for purposes of fulfilling its reporting obligations under this Section 2.01, on the accuracy and completeness of any information provided to it by the applicable subservicer.

            Section 2.02. Loss Mitigation Advisor's Recommendations With Respect
                          to Defaulted Loans.
                          ------------------------------------------------------

            (a) All parties to this Agreement acknowledge that the Loss Mitigation Advisor's advice is made in the form of recommendations, and that the Loss Mitigation Advisor does not have the right to direct the Servicer in performing its duties under the Pooling and Servicing Agreement. The Servicer may, after review and analysis of the Loss Mitigation Advisor's recommendation, accept or reject it, in the Servicer's sole discretion, subject to the standards of the Servicer to protect the interest of the Certificateholders set forth in the Pooling and Servicing Agreement.

            (b) Within two (2) business days of receipt of a notice of a foreclosure delay, the Loss Mitigation Advisor shall provide the Servicer with a recommendation regarding the delay, provided, however, that if additional information is required on which to base a recommendation, the Loss Mitigation Advisor shall notify the Servicer of the additional information needed within the allotted time, and the Servicer shall promptly provide such information and the Loss Mitigation Advisor shall then submit to the Servicer its recommendation. The Loss Mitigation Advisor may recommend that additional procedures be undertaken to further analyze the property, the borrower, or issues related to the default or foreclosure. Such additional procedures may include asset searches, property valuations, legal analysis or other procedures that are warranted by the circumstances of the property, borrower or foreclosure. The Loss Mitigation Advisor may recommend such other actions as are warranted by the circumstances of the property, borrower or foreclosure.

            (c) Within two (2) business days of receipt of a notice of a proposed Short Payoff, the Loss Mitigation Advisor shall provide the Servicer with a recommendation regarding the proposed Short Payoff, provided, however, that if additional information is required on which to base a recommendation, the Loss Mitigation Advisor shall notify the Servicer of the additional information needed within two business days, and the Servicer shall promptly provide such information and the Loss Mitigation Advisor shall then submit to the Servicer its recommendation. The Loss Mitigation Advisor's recommendation may take the form of concurring with the proposed Short Payoff, recommending against such Short Payoff, with a justification provided, or proposing a counteroffer.

            (d) Within two (2) business days of receipt of a notice of an REO sale at an amount that is more than 15% below the recent market valuation of that property, the Loss Mitigation Advisor shall provide the Servicer with its recommendation. The Loss Mitigation Advisor's recommendation may take the form of concurring with the proposed below-market sale, recommending against such below-market sale, or proposing a counteroffer.

            Section 2.03. Termination.
                          ------------

            (a) With respect to all Mortgage Loans included in a trust fund, the Servicer's obligations under Section 2.01 and Section 2.02 shall terminate at such time as the Certificate Principal Balances of the related Class B Certificates have been reduced to zero.

            (b) The Loss Mitigation Advisor's responsibilities under this Agreement shall terminate upon the termination of the fee agreement between the Purchaser or its successor and the Loss Mitigation Advisor. The Loss Mitigation Advisor shall promptly notify the Servicer of the date of termination of such fee agreement, but in no event later than 5:00 P.M., EST, on the effective date thereof.

            (c) Neither the Servicer nor any of its directors, officers, employees or agents shall be under any liability for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Servicer or any such Person against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Servicer and the Loss Mitigation Advisor and any director, officer, employee or agent thereof may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. Neither the Loss Mitigation Advisor, its directors, officers, employees or agents shall be under any liability for any actions taken by the Servicer based upon the recommendation pursuant to this Agreement, provided they are made in good faith.



                                   ARTICLE III

                            MISCELLANEOUS PROVISIONS

            Section 3.01. Amendment.
                         ----------

            This Agreement may be amended from time to time by the Servicer and the Loss Mitigation Advisor by written agreement signed by the Servicer and the Loss Mitigation Advisor.

            Section 3.02. Counterparts.
                          ------------

            This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

            Section 3.03. Governing Law.
                          -------------

            This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

            Section 3.04. Notices.
                          -------

            All demands, notices and direction hereunder shall be in writing or by telecopier and shall be deemed effective upon receipt to:

            (a) in the case of the Servicer,

                  Bank of America, N.A.
                  201 North Tryon Street
                  Charlotte, North Carolina  28255
                  Attn: Secondary Marketing with a copy to the General Counsel or such other address as may hereafter be furnished in writing by the Servicer,

            (b) in the case of the Loss Mitigation Advisor,

                  _______________________



            (c) in the case of the Purchaser:

                  _______________________




            Section 3.05. Severability of Provisions.
                          --------------------------

            If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever, including regulatory, held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

            Section 3.06. Successors and Assigns.
                          ----------------------

            (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and all such provisions shall inure to the benefit of the Certificateholders.

            (b) The Servicer shall notify the Loss Mitigation Advisor of the assignment of its duties to any successor servicer within thirty (30) days prior to such assignment, and shall provide the name, address, telephone number and telecopier number for the successor to the Loss Mitigation Advisor.

            Section 3.07. Article and Section Headings.
                          ----------------------------

            The article and section headings herein are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

            Section 3.08. Confidentiality.
                          ---------------

            The Servicer acknowledges the confidentiality of this Agreement and will not release or republish its contents without the consent of the Loss Mitigation Advisor except to the extent required by law, regulation or court order.

            The Loss Mitigation Advisor agrees that all information supplied by or on behalf of the Servicer under this Agreement, is the property of the Servicer. The Loss Mitigation Advisor shall keep in strictest confidence all information relating to this Agreement, including, without limitation, individual account information and other information supplied by or on behalf of the Servicer pursuant to Section 2.01, and that information which may be acquired in connection with or as a result of this Agreement. During the term of this Agreement and at any time thereafter, without the prior written consent of the Servicer, the Loss Mitigation Advisor shall not publish, communicate, divulge, disclose or use any of such information. Upon termination or expiration of this Agreement, the Loss Mitigation Advisor shall deliver all records, data, information, and other documents and all copies thereof supplied by or on behalf of the Servicer pursuant to Section 2.01 to the Servicer and such shall remain the property of the Servicer.

            Section 3.09. Independent Contractor.
                          ----------------------

            In all matters relating to this Agreement, the Loss Mitigation Advisor shall be acting as an independent contractor. Neither the Loss Mitigation Advisor nor any employees of the Loss Mitigation Advisor are employees or agents of the Servicer under the meaning or application of any Federal or State Unemployment or Insurance Laws or Workmen's Compensation Laws, or otherwise. The Loss Mitigation Advisor shall assume all liabilities or obligations imposed by any one or more of such laws with respect to the employees of the Loss Mitigation Advisor in the performance of this Agreement. The Loss Mitigation Advisor shall not have any authority to assume or create any obligation, express or implied, on behalf of the Servicer, and the Loss Mitigation Advisor shall not have the authority to represent itself as an agent, employee, or in any other capacity of the Servicer.

            IN WITNESS WHEREOF, the Servicer and the Loss Mitigation Advisor have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.


                                          Bank of America, N.A.

                                          By:_________________________________

                                          Name:_______________________________

                                        Title:________________________________


                                          Loss Mitigation Advisor
                                          ________________________


                                          By:_________________________________

                                          Name:_______________________________

                                        Title:________________________________

                  PURCHASER'S ACKNOWLEDGEMENT AND AGREEMENT

Purchaser executes this agreement for the purpose of acknowledging the limited obligations of the Servicer in respect of the Loss Mitigation Advisor's recommendation, as described in Section 2.02(a) hereof and confirming to the Servicer that (i) it shall be solely responsible for the payment of the fees of the Loss Mitigation Advisor pursuant to the terms of an agreement between Purchaser and Loss Mitigation Advisor dated _____________, 20__ and (ii) Purchaser upon transfer of its interest in any of the Class B Certificates or any part thereof will require its successor to consent to this Special Servicing Agreement and to pay any of the fees due to the Loss Mitigation Advisor pursuant to the agreement referenced in clause (i) above.



                                       Purchaser

                                       By:____________________________________

                                       Name:__________________________________

                                       Title:_________________________________

                                    EXHIBIT L

                           LIST OF RECORDATION STATES

                                     Florida

                                    Maryland